As filed with the Securities and Exchange Commission on April 21, 2026

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.   ☐

Post-Effective Amendment No. ☐

Apollo Debt Solutions BDC

(Exact name of registrant as specified in its charter)

9 West 57th Street

New York, NY 10019

(212) 515-3200

(Address and telephone number, including area code, of principal executive offices)

Kristin Hester

Apollo Debt Solutions BDC

9 West 57th Street

New York, NY 10019

(Name and address of agent for service)

COPIES TO:

Steven Grigoriou, Esq.

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act.
☐	immediately upon filing pursuant to paragraph (b) of Rule 486.
☒	on May 21, 2026 pursuant to paragraph (b) of Rule 486.
☐	60 days after filing pursuant to paragraph (a) of Rule 486.
☐	on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Prospectus

Apollo Debt Solutions BDC

Class S, Class D and Class I Shares

Maximum Offering of $20,000,000,000

Apollo Debt Solutions BDC is a Delaware statutory trust that seeks to invest primarily in certain directly originated assets, including debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in earnings before interest, taxes, depreciation and amortization (“EBITDA”). Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Apollo Debt Solutions BDC as the “Fund,” “we,” “us” or “our.”

We are a diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Apollo Credit Management, LLC (the “Adviser”). The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo” or the “Firm”). We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

We are offering on a continuous basis up to $20,000,000,000 of our common shares of beneficial interest. We are offering to sell a combination of three separate classes of common shares: Class S common shares (“Class S Shares”), Class D common shares (“Class D Shares”) and Class I common shares (“Class I Shares” and, together with Class S Shares and Class D Shares, the “Common Shares”), with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares equals our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Apollo Global Securities, LLC (the “Intermediary Manager”), the intermediary manager for this offering, will use its best efforts to sell Common Shares, but is not obligated to purchase or sell any specific amount of Common Shares in this offering.

Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 27 of this prospectus. Also consider the following:

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Limited liquidity: You should not expect to be able to sell your Common Shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase, and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
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No secondary market: We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.
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Substantial fees: You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

i

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Volatile markets: Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.
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No guarantee of distributions: We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and we have no limit on the amount we may pay from such sources. Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when you sell your Common Shares, the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
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Use of leverage: We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.
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Portfolio companies: Our investments in prospective portfolio companies may be risky and there is no limit on the amount of any such investments in which we may invest. We could lose all or part of our investment in such portfolio companies.
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Below investment grade securities: We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public(1)	Proceeds to Us, Before Expenses(2)
Maximum Offering(3)	$20,000,000,000	$20,000,000,000
Class S Shares, per share	$24.14	$6,666,666,666
Class D Shares, per share	$24.14	$6,666,666,666
Class I Shares, per share	$24.14	$6,666,666,666

(1)
Class S Shares, Class D Shares and Class I Shares were initially offered at $25.00 per share, and are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. The table reflects the NAV per share of each class of our Common Shares as of February 28, 2026.
(2)
No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Shares and 3.5% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. We will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S Shares and (b) for Class D Shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D Shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I Shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which the Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)
The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S Shares, 1/3 from the sale of Class D Shares, and 1/3 from the sale of Class I Shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or visiting our corporate website located at www.apollo.com/ads-bdc. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is April 21, 2026

Suitability Standards

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of Common Shares have either:

•
a gross annual income of at least $70,000 and a net worth of at least $70,000, or
•
a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Common Shares if the donor or grantor is the fiduciary.

In addition, we will not sell Common Shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama—Alabama investors must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (b) a minimum net worth of $350,000. In addition, an investment in this offering and other non-traded direct participating programs shall not exceed 10% of investors’ liquid net worth at the time of investment. “Liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents, and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing concentration limit.

California—Purchasers residing in California may not invest more than 10% of their net worth in us.

Idaho—Purchasers residing in Idaho must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (b) a minimum net worth of $350,000.

Iowa—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Kansas—The Securities Division of the Kansas Department of Insurance recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent (10%) of their liquid net worth.

Kentucky—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Maine—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts—In addition to the suitability standards set forth above, Massachusetts residents must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts investor’s investment in us, our affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

Missouri—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in us.

Nebraska—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

New Jersey—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in Common Shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Ohio—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in us, our affiliates and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in Rule 501(a) of Regulation D under the Securities Act, 15 U.S.C.A. 77a, as amended.

Oregon—In addition to general suitability standards, non-accredited Oregon investors may not invest more than 10% of their liquid net worth in us. For purposes of Oregon’s suitability standard, “liquid net worth” is defined as an investor’s total assets (excluding home, home furnishings, and automobiles) minus total liabilities. Oregon investors who meet the definition of “accredited investor” as defined in Regulation D under the Securities Act are not subject to the limitation described in this paragraph.

Pennsylvania—Purchasers residing in Pennsylvania may not invest more than 10% of their liquid net worth in us. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

v

Puerto Rico—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

Vermont—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

The Adviser, those selling Common Shares on our behalf and participating brokers and registered investment advisers recommending the purchase of Common Shares in this offering are required to make every reasonable effort to determine that the purchase of Common Shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling Common Shares will, based on a review of the information provided by the investor, consider whether the investor:

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meets the minimum income and net worth standards established in the investor’s state;
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can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
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is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment;
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has an apparent understanding of the following:
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the fundamental risks of the investment;
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the lack of liquidity of our Common Shares;
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the background and qualification of our Adviser; and
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the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. An “institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase Common Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

About this Prospectus

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at www.apollo.com/ads-bdc. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Apollo Debt Solutions BDC, together with its consolidated subsidiaries.

Unless otherwise noted, numerical information relating to Apollo is approximate as of December 31, 2025.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

Cautionary Note Regarding Forward-Looking Statements

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “project” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary of all material information and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Apollo Debt Solutions BDC?

A:

We are a Delaware statutory trust formed on December 4, 2020. We are a diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our adviser, Apollo Credit Management, LLC (the “Adviser”). The Adviser is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo” or the “Firm”).

Q:	Who is Apollo?

A:

Founded in 1990, Apollo is a high-growth, global alternative asset manager and retirement services provider. Apollo conducts its business primarily in the U.S. through the following three reportable segments: asset management, retirement services and principal investing. These business segments are differentiated based on the investment services they provide as well as varying investing strategies. Through its asset management business, Apollo raises, invests and manages funds, accounts and other vehicles, on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds and insurance companies, as well as other institutional and individual investors. Apollo’s retirement services business is conducted by Athene, a leading financial services company that specializes in issuing, reinsuring and acquiring retirement savings products for the increasing number of individuals and institutions seeking to fund retirement needs. As of December 31, 2025, Apollo had total assets under management (“AUM”) of $938 billion and a team of 6,140 employees, including 2,010 employees of Athene and 600 employees of Bridge Investment Group Holdings Inc.

Apollo manages the leading alternative credit business with $749 billion in credit AUM and more than 590 investment professionals across an array of corporate, asset-backed and insurance-related investment strategies. The Fund benefits from its affiliation with Apollo as a scaled direct lending platform with over $450 billion of dedicated direct lending AUM. Apollo’s corporate credit business dates back over twenty years, with a heritage as one of the largest managers of syndicated loans. Over the course of decades, Apollo has built incumbency with thousands of leveraged loan issuers, many of which are backed by the largest blue-chip private equity sponsors. Today, Apollo has established over 4,000 lending relationships. Incumbency and scale enable Apollo to source and deliver attractive lending opportunities for its investor clients. In 2025, Apollo and its affiliates originated $60 billion in direct lending transactions.

Apollo’s investment philosophy is centered on the ethos that “purchase price matters,” allocating capital to the best risk-reward investment opportunities throughout market and economic cycles. Apollo’s focus on alternative asset investing seeks to deliver excess return per unit of risk at all points across the investment spectrum. Investors in the Fund’s Class S common shares (“Class S Shares”), Class D common shares (“Class D Shares”) and Class I common shares (“Class I Shares” and, together with Class S Shares and Class D Shares, the “Common Shares”) also benefit from significant alignment of interest with Apollo since, through Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest alongside the Fund.

Our objective is to bring Apollo’s leading credit investment platform to the non-exchange traded BDC industry.

Q:	What is a business development company, or BDC?

A:

A BDC is a special closed-end investment vehicle that is regulated under the 1940 Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Investment Objectives and Strategies—Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?

A:

We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). In general, a RIC is a company that:

• is a BDC or registered investment company that combines the capital of many investors to acquire securities;

• offers the benefits of a securities portfolio under professional management;

• satisfies various requirements of the Code, including certain specified source of income and asset diversification requirements; and

•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose common shares of beneficial interest are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly net asset value (“NAV”) per share. In our perpetual-life structure, we may offer to repurchase Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Q:	What are your investment objectives?

A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment strategy?

A:

Our investment strategy is focused on sourcing deals directly with large private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. We believe there is a market opportunity for these large private U.S. borrowers. We define large private U.S. borrowers as those companies that generally generate on an annual basis at least $75 million in earnings before interest, taxes, depreciation and amortization (“EBITDA”), as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the private large borrower space to the extent we believe such investments enhance the overall risk/return profile for our shareholders and help us meet our investment objectives.

Our investment strategy is expected to capitalize on Apollo’s scale and reputation as an attractive financing partner, allowing us to source investments at attractive pricing and terms. We also expect to benefit from Apollo’s ability to transact in size with speed and certainty, as well as from its long-standing and extensive relationships with both private equity firms and corporations, where Apollo has a preexisting lending relationship.

Q:	What types of investments do you intend to make?

A:

We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, with a strong emphasis on senior secured lending. While most of our investments will be in private U.S. companies (subject to compliance with the BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:	What is an originated loan?

A:

An originated loan is a loan where we lend directly to the borrower and hold the loan generally on our own or only with other Apollo affiliates. These opportunities are typically sourced through direct dialogue with counterparties, as opposed to through intermediaries such as banks or brokers. By holding the majority or all of the loan, we often can drive lender-friendly terms, pricing and execution. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, in several pieces to other investors, where influence on the economics and structure can be limited. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors. We believe that the ability to tailor terms to the needs of our borrowers, as well as our ability to compete on the basis of size and certainty of execution, afford us advantages.

Q:	Are there any risks involved in buying your Common Shares?

A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•
Limited liquidity: You should not expect to be able to sell your Common Shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase, and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

• No secondary market: We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

• Substantial fees: You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

• Volatile markets: Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•
No guarantee of distributions: We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and we have no limit on the amount we may pay from such sources. Although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when you sell your Common Shares, the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

• Use of leverage: We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•
Portfolio companies: Our investments in prospective portfolio companies may be risky and there is no limit on the amount of any such investments in which we may invest. We could lose all or part of our investment in such portfolio companies.

•
Below investment grade securities: We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	What are the Fund’s strategy highlights?

A:

Apollo believes the Fund’s investment strategy represents a differentiated approach to private credit investing and seeks to provide investors with attractive, downside-protected returns. More specifically, Apollo believes that the following characteristics distinguish the Fund as a compelling investment opportunity.

•
Significant Addressable Market Size. The global leveraged finance market is over $5 trillion in size as of late 2025. Private credit has become an increasingly significant part with estimates of its size generally around $2 trillion. Historically there was a hard distinction between private and public credit markets, with the former largely synonymous with middle market lending. More recently, there has been a shift, with private lending becoming an increasingly favorable option versus public markets. Going forward, we believe the next phase of growth in private credit could be even more significant given the ongoing “privatization” of activities historically centered in the public markets. We believe this emerging private lending opportunity will be primarily associated with lending to larger private corporate borrowers who will increasingly rely on scaled direct lending platforms that are able to transact at the scale required to meet their needs.

•
Burgeoning “Large Cap” Lending Opportunity. Apollo believes there is a dearth of available alternative financing solutions for large corporate issuers outside of the broadly syndicated and high yield markets, despite a growing demand for flexible solutions. Large companies historically utilized banks to tap the public high yield and leveraged loan markets in order to meet their financing needs. Historically, banks typically held these bonds and loans on their own balance sheets, but over the last 15 years moved to an originate-to-distribute model because of increased regulatory burdens and capital charges. Today, banks generally arrange the financing for a company for a fee and syndicate the debt out to institutional investors. This mechanism for raising capital became increasingly stressed over the past few years as unstable market conditions and the uncertain economic backdrop caused investors and arranging banks to retrench from the market. Primary public debt markets for sub-investment grade companies are sensitive to market conditions and bank appetite to provide funding to many large issuers falters in volatile markets, like we experienced during COVID-19 and across 2022. For example, in 2022, volatile market conditions led to sharp year-over-year declines in both leveraged loan and high yield primary issuance, leaving the private market as the only viable financing option for a swath of large borrowers. Apollo believes that this type of opportunity is only accessible to scaled alternative asset managers with significant relationships and cycle-tested investing expertise, and that the Fund is therefore well-positioned to capitalize on the growing opportunity set.

•
Proprietary Sourcing Engine Drives Direct Origination. Across its global platform, Apollo has found that deal flow is often driven by relationships, and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. Apollo’s corporate credit business maintains coverage of over 4,000 corporate issuers worldwide. As a result, members of the corporate credit team are in frequent dialogue with management teams and intermediaries, enabling visibility into a given company’s financing needs as well as opportunities to organically grow existing lending relationships. The size and scale of our liquid credit businesses have become increasingly important given the trend from public to private lending, particularly among larger corporate borrowers. Apollo believes that its ability to leverage its incumbency to source deals directly with large corporate borrowers creates a meaningful barrier to entry. We further augment these efforts with a dedicated sponsor coverage effort, that includes approximately three dozen professionals focused on origination and sourcing direct lending transactions. Importantly, Apollo’s credit business is one of the largest lending counterparties to Wall Street, with trading volume across credit products well in excess of $250 billion from 2021 to 2025. This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which Apollo believes will put the Fund in a position to access challenged syndications at attractive terms during periods of volatility. Through these various touchpoints, Apollo has established a combination of robust networks and proprietary relationships that it believes will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

•
Apollo’s Status as a Preferred Lending Counterparty. Apollo has developed a reputation as an attractive lending partner due to its scale and ability to design creative capital solutions across capital structures, particularly in complex situations. The Fund will have the opportunity to participate alongside other Apollo funds and accounts when it underwrites and commits to large transactions, streamlining the execution process for borrowers and enabling them to only interface with a single counterparty, due to the breadth and scale of Apollo’s capital base, which for this purpose includes numerous long-standing co-investment relationships and syndication capabilities with credit market investors. Being the sole or primary lender in size also facilitates alignment and a partnership mentality that is differentiated from traditional lending relationships. Additionally, our underwriting and structuring ability coupled with company and sector-specific insights across the Apollo platform is expected to enable Apollo to embrace complexity and provide bespoke capital solutions tailored to borrowers’ unique financing needs, including greater certainty of funding at specified terms or within compressed timetables. Apollo believes that the Fund augments Apollo’s ability to leverage its reputation as a preferred lending partner to selectively source proprietary opportunities in large corporate direct lending. Based on our experience in the large corporate direct lending market, we believe that the Fund has an advantage in its ability to provide capital in scale with greater certainty of closing as well as to deliver strategic partner-like benefits.

•
Strong Alignment with Apollo Balance Sheet Capital. Since its merger with Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest alongside the Fund. As a result, the Fund and Apollo will generally be aligned with similar exposure to underlying direct lending investments. Apollo balance sheet capital refers to the insurance company balance sheet of its retirement services business, Athene, as well as commitments directly from Apollo.

•
Strong Apollo Sponsorship and Integrated Business Model. Apollo operates its global franchise as an integrated investment platform, leveraging the same monitoring and risk management capabilities across Apollo’s credit business. In the process of screening, executing and monitoring investments across businesses, Apollo has developed valuable relationships with well-regarded sponsors, leading management teams, consultants and other intermediaries, which further drives high-quality deals and thoughtful insights during the investment process. Apollo believes the Fund will benefit from the wealth of knowledge, experience and capabilities across asset classes, industries and geographies at Apollo, which will widen the Fund’s lens and enable the Fund team to more successfully source, diligence and manage opportunities across market cycles.

Q:	What is the market opportunity?

A:

Apollo believes there is an ongoing structural shift to private financing alternatives for borrowers of all sizes, including large private U.S. corporations. This trend is being driven by ongoing shifts in public credit market structure that have given rise to periods of uncertainty, as well as changes in the banking industry driven by continued tightening of regulations.

Due to ongoing evolution in banks’ regulatory environment and increasing capital requirements, bank lending to many non-investment grade borrowers has moved toward an originate to distribute model, where banks often seek to retain minimal amounts of the loans on their own balance sheet. The buyer base for syndicated loans is primarily comprised of loan mutual funds and collateralized loan obligations (“CLOs”). Loan mutual funds are open-ended investment structures and therefore subject to outflows which can limit their reliability as a source of capital to borrowers. Similarly, formation patterns for CLOs are uncertain with finite reinvestment periods and various other structural limitations on the types of borrowers they will typically target. The result is that available capital in public credit markets may not always be reliable. In contrast, direct lending platforms such as Apollo are able to lead transactions and deliver financing solutions at all points through the cycle, regardless of market environment. For borrowers, negotiating with a single or only a small handful of lenders on a bilateral basis allows for more efficient execution and increased confidentiality versus a syndicated approach. Direct lenders are also able to tailor their financing solutions for borrowers’ specific circumstances or to address their specific needs, such as through the provision of revolving credit lines and delayed draw term loans, as unfunded commitments are often difficult for mutual funds and CLOs to hold.

While cyclical dynamics have accelerated growth in the opportunity, we believe the trend toward private lending solutions is a long-term trend, particularly among larger private corporate borrowers. Scaled direct lenders who are able to originate with speed and speak for size are able to act as solution providers to borrowers by addressing the challenges that have come to be associated with accessing the traditional avenues of public markets or bank lending. As the private debt market has grown in size and sophistication, firms such as Apollo have been able to bring these benefits to larger borrowers who traditionally would have had limited options away from syndicated bank loan markets. In exchange for providing these benefits, direct lending solutions are often able to command a yield premium over other sources of capital while taking top-of-the-capital structure, senior secured risk with significant subordination. Given its long tenure as an institution, its expertise in credit investing broadly and incumbency with hundreds of sponsors or thousands of issuers, we believe that Apollo is well positioned to capitalize on this opportunity.

Q:	Do you intend to invest in liquid credit investments in addition to originated loans?

A:

From time to time, we may invest in debt securities issued by corporate borrowers outside of the large private U.S. borrower space to the extent we believe such investments can enhance the overall risk/return profile for our shareholders and help us meet our investment objectives. We do not expect such securities to be a substantial portion of our portfolio. This may include more liquid debt securities which may enable us to prudently manage the overall liquidity profile of the Fund while still seeking to provide our shareholders with attractive investment returns.

Q:	How will you identify investments?

A:

We employ a sophisticated and disciplined approach with respect to sourcing, evaluating and executing prospective investments, consistent with how Apollo manages its funds’ investments across the Firm. Our process is defined by an emphasis on meaningful downside protection and the preservation of capital, which we will seek to achieve through extensive private equity-style due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on approach to driving value and managing investments throughout the ownership period. In this process, the Fund will leverage the collective knowledge and resources of Apollo’s credit investment professionals as well as Apollo’s integrated platform more broadly.

Q:	Will you use leverage?

A:

Yes. To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors.”

Q:	How will the Fund be allocated investment opportunities?

A:

Apollo, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Apollo may establish.

The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which are likely in certain circumstances to limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

The Fund, the Adviser and certain affiliates received an exemptive order from the SEC on May 14, 2025 (the “Order”), that permits us, among other things, to co-invest with other funds and accounts managed by the Adviser or its affiliates, subject to certain conditions. Certain types of negotiated co-investments may be made only in accordance with the Order from the SEC permitting the Fund to do so. Pursuant to the requirements of the Order, the board of trustees of the Fund (the “Board of Trustees”), including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees, has approved co-investment policies and procedures describing how the Fund will comply with the Order. Further, the Adviser has adopted policies and procedures (the “Adviser Allocation Policy”) which is designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Pursuant to the Adviser Allocation Policy, the Fund will be given the opportunity to participate in any investments that fall within certain criteria established by the Adviser. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). If the Adviser determines that the investment is not appropriate for us, the investment will not be allocated to us.

Q:	How is an investment in your Common Shares different from an investment in listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•
Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. The estimated value of our assets and liabilities is used to determine our NAV. The NAV of non-traded BDCs may be subject to volatility related to the values of their underlying assets.

•
An investment in our Common Shares has limited or no liquidity outside of our share repurchase plan and our share repurchase plan may be modified or suspended. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

• Some listed BDCs are often self-managed, whereas our investment operations are managed by the Adviser, which is part of Apollo.

•
Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

•
Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling Common Shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter limits the fees we may pay to the Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its Board of Trustees, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your Common Shares be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

• meet the minimum suitability standards described above under “Suitability Standards;”

• seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;

• seek to receive current income through regular distribution payments;

• wish to obtain the potential benefit of long-term capital appreciation; and

• are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment quickly in the near future.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter in our discretion. See “Share Repurchase Program.”

Q:	Do you currently own any investments?

A:

Yes. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Portfolio Companies” and the financial statements included herein for information on our investments.

Q:	What is the role of your Board of Trustees?

A:

We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have six Trustees, five of whom have been determined to be independent of us, the Adviser, Apollo and its affiliates (“Independent Trustees”). Our Independent Trustees are responsible for reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Trustees and Executive Officers.”

Q:	What is the difference between the Class S Shares, Class D Shares and Class I Shares being offered?

A:

We are offering to the public three separate classes of Common Shares: Class S Shares, Class D Shares and Class I Shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•
For Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S Shares, payable monthly.

•
For Class D Shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D Shares, payable monthly.

• No shareholder servicing or distribution fees will be paid with respect to the Class I Shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. In addition, although no upfront sales loads will be paid with respect to Class S Shares, Class D Shares or Class I Shares, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Shares and 3.5% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S Shares, Class D Shares and Class I Shares.

Assuming a constant net asset value per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate net asset value of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S Shares	$85	$425
Class D Shares	$25	$125
Class I Shares	$0	$0

Class S Shares are available through brokerage and transaction-based accounts.

Class D Shares are generally available for purchase in this offering only:

(1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares;

(2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares;

(3) through transaction/ brokerage platforms at participating brokers;

(4) through certain registered investment advisers;

(5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers; or

(6) other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares are generally available for purchase in this offering only:

(1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares;

(2) by endowments, foundations, pension funds and other institutional investors;

(3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I Shares;

(4) through certain registered investment advisers;

(5)
by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers; or

(6) other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S Shares or Class D Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I Shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of Common Shares, then you should consider that Class I Shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the Common Shares. If you are eligible to purchase Class S Shares and

Class D Shares but not Class I Shares, then you should consider that Class D Shares have lower annual shareholder servicing and/or distribution fees than Class S Shares. You should inquire with your broker dealer or financial representative about the type of account in which the Common Shares will be held, including whether such account may be subject to an asset-based fee, and which classes of Common Shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment.

Q:	What is the per share purchase price?

A:	Common Shares are sold at the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated?

A:	Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.

The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of our investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board of Trustees. The Adviser, as “valuation designee,” is responsible for determining the fair value of our portfolio investments, subject to the oversight of the Board of Trustees. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, the Adviser typically utilizes independent third party valuation firms to assist us in determining fair value of such investments in good faith, based on procedures adopted by and subject to the oversight of the Board of Trustees.

When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). Investments for which market quotations are readily available are recorded at such market quotations. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:

The minimum initial investment in our Common Shares is $2,500. The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, the Intermediary Manager, an affiliate of the Adviser, may elect to accept smaller investments in its discretion.

Q:	What is a “best efforts” offering?

A:

Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the Common Shares. When Common Shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the Common Shares. Therefore, we cannot guarantee that any minimum number of Common Shares will be sold.

Q:	What is the expected term of this offering?

A:

We have registered $20,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of Common Shares and at what price?

A:

Investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of our Common Shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase. See “How to Subscribe” for more details.

Q:	When will the NAV per share be available?

A:

We will report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.

Q:	May I withdraw my subscription request once I have made it?

A:

Yes. Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 1-833-772-1959.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:

We have declared distributions each month beginning in January 2022 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income (as defined by the Code and determined without regard to any deduction for dividends paid). See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S Shares, Class D Shares and Class I Shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S Shares will be lower than Class D Shares, and distributions on Class D Shares will be lower than Class I Shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class S Shares (compared to Class D Shares and Class I Shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D Shares (compared to Class I Shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S Shares and Class D Shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?

A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Such distributions will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividend income.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered a return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment, which may result in increased tax liability to you when you sell such Common Shares. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional Common Shares?

A:

Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you own will be automatically invested in additional Common Shares. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such Common Shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing Common Shares under our distribution reinvestment plan; however, all Common Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Common Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my Common Shares be repurchased?

A:

Yes, subject to limitations. We have commenced a share repurchase program in which we intend to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. As a result, share repurchases may not be available each quarter. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All Common Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Common Shares.

Under our share repurchase plan, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers on or around the last business day of that quarter (the “Repurchase Date”) using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable.

Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer Common Shares than described above, or none at all. See “Share Repurchase Program.”

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

• three quarterly financial reports and investor statements;

• an annual report;

•
in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;

• confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•
a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on Common Shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.apollo.com/ads-bdc, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, our monthly NAV per share is posted on our website promptly after it has become available.

Q:	What fees do you pay to the Adviser?

A:

Pursuant to the advisory agreement between us and the Adviser (the “Advisory Agreement”), the Adviser is responsible for, among other things, originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee.

•
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.

• The incentive fee consists of two components as follows:

o
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined herein) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

o
The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Advisory Agreement and Administrative Agreement—Advisory Agreement.”

Q:	Who will administer the Fund?

A:

Apollo Credit Management, LLC, as our administrator (the “Administrator”), will provide, or oversee the performance of, administrative and compliance services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the administration agreement (the “Administration Agreement”). Such reimbursement will include the Fund’s allocable portion of compensation and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in the Advisory Agreement and the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Fund will reimburse the Administrator for any services performed by such affiliate or third party. The Administrator has hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement. See “Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:

No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Shares and 3.5% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:

•
For Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S Shares, payable monthly.

•
For Class D Shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D Shares, payable monthly.

• No shareholder servicing and/or distribution fees will be paid with respect to the Class I Shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which the Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

Q:	What are your expected operating expenses?

A:

We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Apollo and its affiliates?

A:

The Firm will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?

A:

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”).

Prospective investors should carefully review the matters discussed under “Risk Factors—Risks Related to an Investment in the Common Shares” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: SS&C GIDS, Inc., Apollo Debt Solutions BDC, 801 Pennsylvania Ave, Suite 219845, Kansas City, MO 64105-1307.

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expenses*
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

	Class S Shares	Class D Shares	Class I Shares
Annual expenses**(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	1.17%	1.17%	1.17%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	3.58%	3.58%	3.58%
Other expenses(8)	0.30%	0.30%	0.30%
Total annual expenses	7.14%	6.54%	6.29%

* Fees paid directly from your investment.

** As a percentage of net assets attributable to our Common Shares.

(1)
No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Shares and 3.5% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. Please consult your selling agent for additional information.
(2)
Under our share repurchase plan, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective Repurchase Date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)
Total average net assets as of December 31, 2025 employed as the denominator for expense ratio computation is $13,209.1 million.
(4)
The base management fee paid to our Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month.

(5)
We may have capital gains and investment income that could result in the payment of an incentive fee. The incentive fees, if any, are divided into two parts:
•
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined herein) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.
•
The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The incentive fee referenced in the table above is based on actual amounts of the incentive fee incurred during the year ended December 31, 2025. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)
Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager:
•
For Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S Shares, payable monthly.
•
For Class D Shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D Shares, payable monthly.
•
No shareholder servicing fees will be paid with respect to the Class I Shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which the Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following:

(i)
a listing of Class I Shares,
(ii)
our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or
(iii)
the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the Common Shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the Common Shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

(7)
We may borrow funds to make investments. The costs associated with such borrowing will be indirectly borne by shareholders. The interest payment on borrowed funds referenced in the table above is based on actual amounts of the interest payment on borrowed funds incurred during the fiscal year ended December 31, 2025, divided by total average net assets. Our ability to incur leverage depends, in large part, on the amount of money we are able to raise through the sale of Common Shares registered in this offering and the availability of financing in the market.
(8)
“Other expenses” include, but are not limited to, accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses and fees payable to our Trustees, as discussed in “Plan of Operation.” Other expenses represent the estimated annual other expenses of the Fund and its subsidiaries for the current fiscal year based on actual amounts of other expenses for the fiscal year ended December 31, 2025. We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf (each, an “Expense Payment”), including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates. If the Adviser elects to pay certain of our expenses, the Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. See “Plan of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because the Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Adviser.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed:

(1)
that our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses;
(2)
that the annual return before fees and expenses is 5.0%;
(3)
that the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV; and
(4)
your financial intermediary does not directly charge you transaction or other fees.

Class S Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$59	$177	$291	$569
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$65	$193	$317	$609

Class D Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$54	$160	$266	$527
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$60	$177	$292	$570

Class I Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income	$51	$153	$255	$509
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$57	$170	$282	$554

While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

Financial Highlights

The following tables of financial highlights are intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following tables as of and for the years ended December 31, 2025, 2024, 2023 and 2022 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose report thereon is included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

The following are the financial highlights for the year ended December 31, 2025:

	For the year ended December 31, 2025
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$24.86	$24.86	$24.86
Net investment income(1)	1.84	2.00	2.02
Net unrealized and realized gains (losses)(2)	(0.38)	(0.35)	(0.33)
Net increase (decrease) in net assets resulting from operations	1.46	1.65	1.69
Distribution declared(3)
Net investment income	(1.92)	(2.11)	(2.15)
Net realized gains	—	—	—
Distributions in excess of net investment income	(0.21)	(0.17)	(0.19)
Net asset value at end of period	$24.40	$24.40	$24.40
Total return(4)	7.02%	7.66%	7.93%
Shares outstanding, end of period	118,552,219	1,651,023	485,018,391
Weighted average shares outstanding	106,004,672	1,302,162	429,440,737
Ratios/Supplemental Data
Net assets at end of period	$2,893,219	$40,293	$11,836,696
Annualized ratio of net expenses to average net assets(5)	7.20%	6.41%	6.28%
Annualized ratio of net investment income to average net assets(5)	7.47%	8.14%	8.21%
Portfolio turnover rate	40.67%	40.67%	40.67%
Asset coverage per unit(9)	2,552	2,552	2,552

The following are the financial highlights for the year ended December 31, 2024:

	For the year ended December 31, 2024
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$24.63	$24.63	$24.63
Net investment income(1)	2.21	2.39	2.42
Net unrealized and realized gains (losses)(2)	0.17	0.14	0.18
Net increase (decrease) in net assets resulting from operations	2.38	2.53	2.60
Distribution declared(3)
Net investment income	(2.15)	(2.30)	(2.37)
Net realized gains	(0.03)	(0.03)	(0.03)
Distributions in excess of net investment income	—	—	—
Net asset value at end of period	$24.86	$24.86	$24.86
Total return(4)	10.20%	10.86%	11.13%
Shares outstanding, end of period	81,193,852	1,029,046	301,820,104
Weighted average shares outstanding	60,256,124	691,140	223,341,802
Ratios/Supplemental Data
Net assets at end of period	$2,018,307	$25,580	$7,502,609
Annualized ratio of net expenses to average net assets(5)	8.19%	7.39%	7.34%
Annualized ratio of net investment income to average net assets(5)	8.88%	9.59%	9.73%
Portfolio turnover rate	33.84%	33.84%	33.84%
Asset coverage per unit(9)	2,911	2,911	2,911

The following are the financial highlights for the year ended December 31, 2023:

	For the year ended December 31, 2023
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$23.20	$23.20	$23.20
Net investment income(1)	2.37	2.55	2.57
Net unrealized and realized gains (losses)(2)	1.06	1.02	1.06
Net increase (decrease) in net assets resulting from operations	3.43	3.57	3.63
Distribution declared(3)	(2.00)	(2.14)	(2.20)
Net asset value at end of period	$24.63	$24.63	$24.63
Total return(4)	15.23%	15.92%	16.20%
Shares outstanding, end of period	34,568,776	298,321	132,584,890
Weighted average shares outstanding	19,793,694	176,105	101,835,717
Ratios/Supplemental Data
Net assets at end of period	$851,296	$7,346	$3,265,054
Annualized ratio of net expenses to average net assets(5)	10.07%	9.36%	9.32%
Annualized ratio of net investment income to average net assets(5)	9.80%	10.55%	10.66%
Portfolio turnover rate	37.90%	37.90%	37.90%
Asset coverage per unit(9)	2,553	2,553	2,553

The following are the financial highlights for the year ended December 31, 2022:

	For the year ended December 31, 2022
	Class S(6)	Class D(7)	Class I(8)
Per Share Data:
Net asset value at beginning of period	$25.04	$22.87	$25.00
Net investment income(1)	1.83	1.15	2.06
Net unrealized and realized gains (losses)(2)	(2.27)	0.03	(2.17)
Net increase (decrease) in net assets resulting from operations	(0.44)	1.18	(0.11)
Distribution declared(3)	(1.40)	(0.85)	(1.69)
Net asset value at end of period	$23.20	$23.20	$23.20
Total return(4)	(1.67)%	5.23%	(0.34)%
Shares outstanding, end of period	10,827,739	106,943	81,943,071
Weighted average shares outstanding	6,431,670	61,570	65,940,873
Ratios/Supplemental Data
Net assets at end of period	$251,223	$2,481	$1,901,229
Annualized ratio of net expenses to average net assets(5)	8.14%	9.19%	6.06%
Annualized ratio of net investment income to average net assets(5)	8.54%	9.86%	8.85%
Portfolio turnover rate	48.93%	48.93%	48.93%
Asset coverage per unit(9)	1,992	1,992	1,992

(1)
The per share data was derived by using the weighted average shares outstanding during the period.
(2)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Fund’s Common Shares in relation to fluctuating market values for the portfolio.
(3)
The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (See Note 7 to the consolidated financial statements).
(4)
Total return is calculated as the change in NAV per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time). An investment in the Fund is subject to maximum upfront sales load of 3.5% and 1.5% for Class S Shares and Class D Shares, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I Shares are not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is not annualized.
(5)
For the year ended December 31, 2025, amounts are annualized. Operating expenses may vary in the future based on the amount of capital raised and the Adviser’s election to receive expense support, if any. For the year ended December 31, 2024, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2024, the total operating expenses to average net assets were 8.19%, 7.39% and 7.34%, for Class S Shares, Class D Shares and Class I Shares, respectively, prior to management fee waivers and expense support provided by the Adviser. Similarly, for the year ended December 31, 2023 and December 31, 2022, the total operating expenses to average net assets were 10.07%, 9.36% and 9.32% and 8.04%, 4.69%, and 7.07% respectively. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables.
(6)
Class S Shares were first issued on February 1, 2022.
(7)
Class D Shares were first issued on July 1, 2022.
(8)
Class I Shares were first issued on January 7, 2022 (commencement of operations).
(9)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit. As of the years ended December 31, 2025, 2024, 2023, and 2022, the Fund's asset coverage was 255.2%, 291.1%, 255.3% and 199.2%, respectively.

Risk Factors

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Risks Related to the Current Environment

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect the debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. Such disruptions may result in, amongst other things, write-offs, the re-pricing of credit risk, the failure of financial institutions or worsening general economic conditions, any of which could materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular. There can be no assurance these market conditions will not occur or worsen in the future, including economic and political events in or affecting the world’s major economies, such as the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, the U.S. and others in the Middle East and Southwest Asia, political unrest in South America and recent U.S. military action overseas. Sanctions imposed by the U.S. and other countries, including in connection with hostilities between Russia and Ukraine and tensions between China and Taiwan, have caused additional financial market volatility and affected the global economy. Concerns over future inflation volatility, economic recession, interest rate volatility and fluctuations in oil and gas prices resulting from global production and demand levels, as well as geopolitical tensions, have exacerbated market volatility. In addition, social unrest, changes regarding immigration and work permit policies and other political and security concerns may not abate, which may cause the debt and equity capital markets, and as a result, our business to be adversely affected both within and outside of regions experiencing ongoing conflicts. Market uncertainty and volatility have also been magnified as a result of the current U.S. presidential administration and ongoing uncertainties regarding actual and potential shifts in U.S. and foreign, trade, economic and other policies, including with respect to treaties and tariffs. In addition to impacting the capital markets, global economic, political and market conditions could have a significant adverse effect on our business, financial condition and results of operations.

Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. Such conditions could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. Although generally decelerating, inflation remains above the U.S. Federal Reserve’s target levels. The debt capital that will be available to us in the future, if at all, may be impacted by changes in and uncertainty surrounding interest rates. Depending on the interest rate environment and general state of credit markets, potential debt capital may be available only at a higher cost and on terms and conditions less favorable than what we have historically experienced. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

Significant disruption or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant disruption or volatility in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information, a misappropriation of funds, and/or damage to our business relationships, all of which could negatively impact our financial results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The risk of a security breach or disruption, particularly through cyber-attacks or cyber intrusions, including by computer hackers, nation-state affiliated actors, and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased, and will likely continue to increase in the future. Such threats are prevalent and continue to rise, are increasingly difficult to detect, and come from a variety of sources, including traditional computer “hackers,” threat actors, “hacktivists,” organized criminal threat actors, personnel (such as through theft or misuse), sophisticated nation states, and nation-state-supported actors. Some actors now engage and are expected to continue to engage in cyber-attacks, including, without limitation, nation-state actors for geopolitical reasons and in conjunction with military conflicts and defense activities. During times of war and other major conflicts, we and the third-party service providers upon which we rely may be vulnerable to a heightened risk of these attacks, including retaliatory cyberattacks.

The result of these incidents could include disrupted operations, misstated or unreliable financial data, disrupted market price of our Common Shares, misappropriation of assets, liability for stolen assets or information, increased cybersecurity protection and insurance costs, regulatory enforcement, litigation and damage to our investor relationships. These risks require continuous and likely increasing attention and other resources from us, Apollo and third-party service providers to, among other actions, identify and quantify these risks, upgrade and expand our technologies, systems and processes to adequately address them and provide periodic training for the Adviser's employees to assist them in detecting phishing, malware and other schemes. Such attention diverts time and other resources from other activities and there is no assurance that such efforts will be effective. Additionally, the cost of maintaining such systems and processes, procedures and internal controls may increase from its current level.

In the normal course of business, we and our third-party service providers collect and retain certain personal information provided by borrowers, employees and vendors. We also rely extensively on computer systems to process transactions and manage our business. We can provide no assurance that the data security measures designed to protect confidential information on our systems established by us and our service providers will be able to prevent unauthorized access to this personal information. Even the most well protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted security breaches evolve and generally are not recognized until launched against a target, and in some cases are designed not be detected and, in fact, may not be detected. Accordingly, we and our service providers may be unable to anticipate these techniques or to implement adequate security barriers or other preventative measures, and thus it is impossible for us and our service providers to entirely mitigate this risk.

Remote work has become more common among the employees and personnel of the Adviser, Apollo and other third-party service providers and has increased risks to the information technology systems and confidential, proprietary, and sensitive data of the Adviser, Apollo and other third-party service providers as more of those employees utilize network connections, computers, and devices outside of the employer's premises or network, including working at home, while in transit, and in public locations. Those employees working remotely could expose the Adviser, Apollo and other third-party service providers to additional cybersecurity risks and vulnerabilities as their systems could be negatively affected by vulnerabilities present in external systems and technologies outside of their control.

Our business depends on the communications and information systems of Apollo and other third-party service providers. Such systems may fail to operate properly or become disabled as a result of cyber incidents. Any failure or interruption of the systems of Apollo or any other counterparties that we rely on could cause delays or other problems and could have a material adverse effect on our operating results. None of us, the Adviser or Apollo have experienced any material breach of cybersecurity. However, we can provide no assurance that the networks and systems that we, the Adviser, Apollo or our third-party service providers have established or use will be effective. As our reliance on technology has increased, so have the risks posed to our communications and information systems, both internal and those provided by the Adviser, Apollo and third-party service providers. Apollo's processes, procedures and internal controls that are designed to mitigate cybersecurity risks and cyber intrusions do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident. Despite the security policies and procedures, Apollo has implemented that were designed to safeguard our systems and confidential, proprietary, and sensitive data and to manage cybersecurity risk, there can be no assurance that these measures will be effective. Apollo takes steps to monitor and develop our information technology networks and infrastructure and invest in the development and enhancement of our controls designed to prevent, detect, respond to, and mitigate the risk of unauthorized access, misuse, computer viruses, and other events that could have a security impact.

Even if we are not targeted directly, cyberattacks on the U.S. and foreign governments, financial markets, financial institutions, or other businesses, including borrowers, vendors, software creators, cybersecurity service providers, and other third parties with whom we do business and rely, may occur, and such events could disrupt our normal business operations and networks in the future.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our Common Shares and our rate of return on invested capital. On one hand, a reduction in the interest rates on new investments relative to interest rates on current investments could have an adverse impact on our net investment income, which also could be negatively impacted by our borrowers making prepayments on their loans. On the other hand, an increase in interest rates could increase the interest repayment obligations of our borrowers and result in challenges to their financial performance and ability to repay their obligations, adversely affecting the credit quality of our investments. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs.

An increase in interest rates could also decrease the value of any investments we hold that earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Moreover, an increase in interest rates available to investors could make investment in our Common Shares less attractive if we are not able to increase our dividend rate, which could reduce the value of our Common Shares.

Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. From time to time, we may also enter into certain hedging transactions to mitigate our exposure to changes in interest rates. In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Our debt investments are based on fixed and floating rates, such as Euro Interbank Offer Rate (“EURIBOR”), Term SOFR, the Federal Funds Rate or the Prime Rate. Market prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. Market prices for debt that pays a fixed rate of return tend to decline as interest rates rise. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term, fixed-rate securities. Market prices for floating rate investments may also fluctuate in rising rate environments with prices tending to decline when credit spreads widen. A decline in the prices of the debt we own could adversely affect our net assets resulting from operations and the market price of our Common Shares.

Rising interest rates may also increase the cost of debt for our underlying portfolio companies, which could adversely impact their financial performance and ability to meet ongoing obligations to us. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to pay dividends at a level that provides a similar return, which could reduce the value of our Common Shares.

Inflation may adversely affect our business.

Inflation and fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, countries may impose wage and price controls or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on the Fund’s returns.

Economic activity has continued to accelerate across sectors and regions. Nevertheless, global supply chain issues have led, and may in the future lead, to a rise in energy prices. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy continues to tighten in response. Persistent inflationary pressures could affect our portfolio companies’ profit margins.

Economic and trade sanctions could make it more difficult or costly for us to conduct our operations or achieve our business objectives.

Economic and trade sanctions laws in the United States and other jurisdictions may prohibit us from transacting with or in certain countries and with certain individuals, companies and industry sectors. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), administers and enforces laws, Executive Orders and regulations establishing U.S. sanctions. Such sanctions prohibit, among other things, transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. These entities and individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs. In addition, certain sanctions programs prohibit dealing with individuals or entities in certain countries, or certain securities and certain industry sectors regardless of whether relevant individuals or entities appear on the lists maintained by OFAC, which may make it more difficult for us to comply with applicable sanctions. These types of sanctions may significantly restrict or limit our investment activities in certain countries (in particular, certain emerging market countries). We may from time to time be subject to trade sanctions laws and regulations of other jurisdictions, which may be inconsistent with or even seek to prohibit compliance with certain sanctions programs administered by OFAC. The legal uncertainties arising from those conflicts may make it more difficult or costly for us to navigate investment activities that are subject to sanctions administered by OFAC or the laws and regulations of other jurisdictions. Some jurisdictions where the Fund or its portfolio companies do business from time to time have adopted measures prohibiting compliance with certain U.S. sanctions programs, which may make compliance with all applicable sanctions impossible.

At the same time, the Fund may be obligated to comply with certain anti-boycott laws and regulations that prevent us from engaging in certain discriminatory practices that may be allowed or required in certain jurisdictions. the Fund’s refusal to discriminate in this manner could make it more difficult for us to pursue certain investments and engage in certain business activities, and any compliance with such practices could subject us to fines, penalties, and adverse legal and reputational consequences.

The ongoing armed conflicts as a result of the Russian invasion of Ukraine and the conflict in the Middle East may have a material adverse impact on us and our portfolio companies.

The Russian invasion of Ukraine and the conflict in the Middle East, among Israel, Iran, the U.S. and others in the Middle East and Southwest Asia, have led, are currently leading, and for an unknown period of time may continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby and could have a negative impact on the economy and business activity globally (including in the countries in which the Fund invests), and therefore could adversely affect the performance of the Fund’s investments. Furthermore, the aforementioned conflicts and the varying involvement of the United States and other NATO countries could preclude prediction as to their ultimate adverse impact on global economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments or operations, and the ability of the Fund to achieve its investment objectives. Additionally, to the extent that third parties, investors, or related customer bases have material operations or assets in such conflict zones, they may have adverse consequences related to the ongoing conflict.

Trade negotiations and related government actions may create regulatory uncertainty for our portfolio companies and our investment strategies and adversely affect the profitability of our portfolio companies.

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Price declines in the medium- and large-sized U.S. corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

Conditions in the medium- and large-sized U.S. corporate debt market may deteriorate, which may cause pricing levels to similarly decline or be volatile. As a result, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

The current state of the economy and volatility in the global financial markets could have a material adverse effect on our business, financial condition and results of operations.

Global financial markets have experienced heightened volatility in recent periods, including as a result of economic and political events in or affecting the world’s major economies, such as the ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, the U.S. and others in the Middle East and Southwest Asia, political unrest in South America and recent U.S. military action overseas. Sanctions imposed by the U.S. and other countries, including in connection with hostilities between Russia and Ukraine and the tensions between China and Taiwan, have caused additional financial market volatility and affected the global economy. Concerns over future increases in inflation, economic recession, interest rate volatility and fluctuations in oil and gas prices resulting from geopolitical tension and global production and demand levels have exacerbated market volatility. Market volatility has been further exacerbated by social unrest, changes regarding immigration and work permit policies and other political and security concerns both in the U.S. and abroad. Because of the interconnectedness of the global financial markets, if these issues do not abate, or if they worsen or spread, our and our portfolio companies’ businesses may be adversely affected both within and outside of the directly affected regions.

Changes in trade policies, including the imposition of new tariffs or increases in existing tariffs, or reactionary measures in response thereto, including retaliatory tariffs, legal challenges, or currency manipulation, could adversely affect the market conditions in which we and our portfolio companies operate. These factors may affect the level and volatility of credit and securities prices and the liquidity and value of our investments, and we and our portfolio companies may not be able to successfully manage our exposure to these conditions.

In addition, numerous structural dynamics and persistent market trends have exacerbated volatility and market uncertainty. Concerns over significant volatility in the commodities markets, sluggish economic expansion in foreign economies (including continued concerns over growth prospects in China and emerging markets), growing debt loads for certain countries, uncertainty about the consequences of the U.S. and other governments withdrawing monetary stimulus measures, government agency closures, prolonged government shutdowns and speculation about a possible recession, all highlight the fact that economic conditions remain unpredictable and volatile. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the U.S. In recent periods, geopolitical tensions, including between the U.S. and China, have escalated. Further escalation of such tensions and the related imposition of sanctions or other trade barriers may negatively impact the rate of global growth, particularly in China, where growth has slowed. Moreover, there is a risk of both sector-specific and broad-based volatility, corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we and our portfolio companies operate and could have a significant adverse effect on our business, financial condition and results of operations.

A number of factors have had and may continue to have an adverse impact on credit markets in particular. In 2025, weakness and uncertainty regarding the stability of the oil and gas markets resulted in a tightening of credit across multiple sectors. In addition, the Federal Reserve decreased the federal funds rate three times in 2025. Changes in and uncertainty surrounding interest rates may have a material effect on our business, particularly with respect to the cost and availability of financing, which could have a material adverse impact on our business prospects and financial condition. Additionally, the Republican Party currently controls both the executive and legislative branches of the U.S. federal government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities.

During periods of difficult market conditions or slowdowns (which may be across one or more industries, sectors or geographies), companies in which we invest may experience decreased revenues, financial losses, credit rating downgrades, difficulty in obtaining access to financing and increased funding costs. During such periods, these companies may also have difficulty in expanding their businesses and operations and be unable to meet their debt service obligations or other expenses as they become due, including expenses payable to us. Negative financial results in our portfolio companies may reduce the value of our portfolio companies, our net asset value and our investment returns, which could have a material adverse effect on our operating results and cash flow. In addition, such conditions would increase the risk of default with respect to our investments. We may be adversely affected by reduced opportunities to exit and realize value from our investments, by lower than expected returns on investments made prior to the deterioration of the credit markets and by our inability to find suitable investments to effectively deploy capital. This could in turn materially reduce our net asset value and dividends and adversely affect our financial prospects and condition.

We are subject to risks associated with artificial intelligence, including the application of various forms of artificial intelligence such as machine learning technology.

Recent technological advances in artificial intelligence, including machine learning technology (“Machine Learning Technology”), pose risks to us and our portfolio companies. We and our portfolio companies could be exposed to the risks of Machine Learning Technology if third-party service providers or any counterparties use Machine Learning Technology in their business activities. We and the Adviser are not in a position to control the use of Machine Learning Technology in third-party products or services. Use of Machine Learning Technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming partly accessible by other third-party Machine Learning Technology applications and users. Machine Learning Technology has the potential to result in significant and disruptive changes in companies, sectors or industries, including those in which we invest, and any such changes could create new and unpredictable operational, legal and/or regulatory risks. Machine Learning Technology and its applications continue to develop rapidly, and we cannot predict the risks that may arise from such developments.

Machine Learning Technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Machine Learning Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of Machine Learning Technology. To the extent we or our portfolio companies are exposed to the risks of Machine Learning Technology use, any such inaccuracies or errors could adversely impact us or our portfolio companies. In the current period of technological and commercial innovation, startups and other companies have found success disrupting traditional approaches to industry or market practices, and the frequency of such disruptions is expected to increase. Such disruptions could negatively impact us and our investments, alter market practices on which our investment strategy depends to create investment returns, significantly disrupt the market in which we operate and/or subject us to increased competition.

Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics, which could have a negative impact on our and our portfolio companies’ businesses and operations.

Certain of our portfolio companies’ businesses could be adversely affected by the effects of health pandemics or epidemics. Another severe health pandemic or epidemic can disrupt our and our portfolio companies’ businesses and materially and adversely impact our and/or their financial results.

We and/or our portfolio companies may be materially and adversely impacted by global climate change.

Climate change is widely considered to be a significant threat to the global economy. Our business operations and our portfolio companies may face risks associated with climate change, including risks related to the impact of climate-related legislation and regulation (both domestically and internationally), risks related to climate-related business trends (such as the process of transitioning to a lower-carbon economy), and risks stemming from the physical impacts of climate change, such as the increasing frequency or severity of extreme weather events and rising sea levels and temperatures.

Risks Related to Our Business and Structure

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our Common Shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.

Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

Because we are an acquired fund under Rule 12d1-4, regulatory limitations may restrict our ability to pursue certain investment opportunities that would otherwise be available to us.

The 1940 Act imposes restrictions on registered investment companies and certain other funds (collectively, “acquiring funds”) with respect to their investments in other registered investment companies or BDCs, including us. Without relying on an exemption, an acquiring fund may not: (i) own more than 3% of the outstanding voting securities of any one registered investment company or BDC; (ii) invest more than 5% of its total assets in the securities of any single registered investment company or BDC; or (iii) invest more than 10% of its total assets in the securities of other registered investment companies or BDCs (collectively, the “3-5-10% Limitations”).

The SEC subsequently adopted Rule 12d1-4 (“Rule 12d1-4”), which provides an exemption allowing certain acquiring funds to invest in the securities of other registered investment companies or BDCs in excess of the 3-5-10% Limitations, subject to certain conditions. Notably, if a fund’s shares are acquired by another investment company or BDC in reliance on Rule 12d1-4, the acquired fund may not purchase or otherwise acquire the securities of an investment company or private fund if, immediately after the transaction, the aggregate value of such securities exceeds 10% of the acquired fund’s total assets, subject to certain exceptions. This restriction on acquired funds under Rule 12d1-4 limits our ability to invest in the securities of other investment companies or “private funds,” a term broadly defined by Rule 12d1-4 to include not only traditional private equity funds and hedge funds, but also a range of certain other investment vehicles and strategies in which we may wish to invest.

Additionally, Rule 12d1-4 prohibits an acquiring fund from acquiring control of another investment company (other than one in the same group of investment companies as the acquiring fund), including by acquiring more than 25% of its voting securities. Rule 12d1-4 also imposes specific voting requirements when an acquiring fund’s ownership in another investment company (other than one in the same group of investment companies) exceeds certain thresholds.

Our ability to achieve our investment objective depends on the ability of the Adviser to manage and support our investment process. If the Adviser or Apollo were to lose any members of their respective senior management teams, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Adviser and its affiliates. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Apollo and its senior management team. The departure of any members of Apollo’s senior management team could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

The Advisory Agreement has been approved pursuant to Section 15 of the 1940 Act. In addition, the Advisory Agreement has termination provisions that allow the parties to terminate the agreement. The Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. If the Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Advisory Agreement is terminated, it may be difficult for us to replace the Adviser.

Our financial condition, business and results of operations, as well as our ability to meet our payment obligations under future indebtedness, if any, and pay distributions, are likely to be adversely affected, and the value of our Common Shares may decline.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

The Adviser depends on the broader Apollo relationships with private equity sponsors, investment banks and commercial banks, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its organizations fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

The failure of major financial institutions, namely banks, or sustained financial market illiquidity, could adversely affect our and/or our portfolio companies’ businesses and results of operations.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our ability to borrow from financial institutions on favorable terms. Our direct origination platform generally focuses on mature companies backed by well-funded large sponsors (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions. Additionally, if a portfolio company’s sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with us, which in turn may result in fewer co-investment opportunities being made available to us or impact our ability to provide additional follow-on support to portfolio companies. Our and our portfolio companies’ ability to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. companies. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Some of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match such competitors’ pricing, terms or structure. If we are forced to match such competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss.

As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies in which we invest. Many of our investments are not publicly-traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of the last day of a month that is not also the last day of a calendar quarter, the Fund may consider whether there has been a material change to such investments as to affect their fair value, but such analysis may be more limited than the quarter end process.

As part of our valuation process, we will take into account relevant factors in determining the fair value of the Fund’s investments without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments.

We typically utilize independent third-party valuation firms to assist us in determining the fair value of investments for which market quotations are not readily available or deemed to be unreliable. Such investments are generally categorized as Level 3, consistent with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), issued by the Financial Accounting Standards Board. The independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations. Auditors have identified the valuation of Level 3 investments as a critical audit matter for BDCs generally. Given our exposure to investments categorized as Level 3, our independent accounting firm identified the valuation of Level 3 investments as a critical audit matter because of the judgments necessary for management to select valuation techniques and to use significant unobservable inputs to estimate the fair value. The review of Level 3 fair valuations requires a high degree of auditor judgement and extensive effort to audit management’s determination of fair value of Level 3 investments, including the need to involve fair value specialists possessing relevant valuation experience to evaluate the appropriateness of the valuation techniques and the significant unobservable inputs used in the valuation of certain investments. The identification of the critical audit matter did not alter in any way our auditor’s opinion on our financial statements.

There is a risk that investors in our Common Shares may not receive distributions or that our distributions may decrease over time.

We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your Common Shares and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.

Although we do not intend to fund distributions from sources other than operating cash flow in the ordinary course, we may fund distributions from other sources, including but not limited to, proceeds of this offering, if, for example, we determine that it would not be in the best interests of shareholders to sell portfolio investments in a market downturn and we are unable to borrow due to 1940 Act asset coverage limitations to fund distributions. As discussed elsewhere in this prospectus, we are generally required to distribute 90% of our investment company taxable income (as defined by the Code and determined without regard to any deduction for dividends paid) to ensure RIC tax treatment and we may take such actions to ensure we meet the applicable RIC tax treatment requirements. Please see “Risk Factors—Federal Income Tax Risks—We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” To the extent we pay distributions from a source other than net investment income, we are required to notify shareholders of the sources of such distribution pursuant to Section 19 and Rule 19a-1 under the 1940 Act. Any distributions we make will be at the discretion of the Board of Trustees, which has a fiduciary duty to shareholders, taking into account factors such as our disclosure to investors, earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law.

Our distributions to shareholders may be funded from expense reimbursements or waivers of investment advisory fees that are subject to repayment pursuant to our Expense Support Agreement.

Substantial portions of our distributions may be funded through the reimbursement of certain expenses by our Adviser and its affiliates, including through the waiver of certain investment advisory fees by our Adviser. Any such distributions funded through expense reimbursements or waivers of advisory fees will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our Adviser and its affiliates continue to make such reimbursements or waivers of such fees. Our future repayments of amounts reimbursed or waived by our Adviser or its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

We intend to generally fund distributions from operating cash flow in the ordinary course. However, shareholders should understand that we may make distributions from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator and that such distributions are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. To the extent that we borrow to fund distributions, the payment of interest on such borrowings will decrease the Fund’s NAV, which would also cause the price per share in this offering to decrease. Shareholders should also understand that any amounts we use to pay distributions to shareholders from sources other than cash flow from operations may be required to be repaid in the future and that our future repayments of such amounts to the Adviser or any lender will reduce the amount of future distributions. Further, the per share amount of distributions on Class S Shares, Class D Shares and Class I Shares may differ because of different allocations of class-specific expenses. For example, distributions on Class S Shares and Class D Shares will be lower than on Class I Shares because Class S Shares and Class D Shares are subject to different shareholder servicing and/or distribution fees. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

Although we have commenced a share repurchase program, we have discretion to not repurchase your Common Shares, repurchase fewer shares than have been requested to be repurchased or to suspend the program.

We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we intend to offer to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our Board of Trustees’ fiduciary duty to the Fund and the shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. In the event the amount of Common Shares tendered exceeds the repurchase offer amount, we will repurchase Common Shares on a pro rata basis with priority for repurchase requests in the case of the death, divorce or qualified disability of a shareholder. We have in the past received, and may in the future receive, repurchase requests that exceed the limits under our share repurchase program, and we have in the past repurchased less than the full amount of shares requested, resulting in the repurchase of shares on a pro rata basis. For example, we began a period of prorated fulfillment of repurchase requests in March 2026, in accordance with the limitations specified in our share repurchase program. In such case, we accepted repurchase requests from each shareholder up to such repurchase limitations.

You may not be able to sell your Common Shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Following any such suspension, the Board of Trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We will notify you of such developments in our quarterly reports or other filings. The share repurchase program has many limitations and should not be considered a guaranteed method to sell Common Shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of Common Shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell Common Shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our Common Shares will be on the Repurchase Date.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns.

A lack of liquidity in certain of our investments may adversely affect our business.

We intend to invest in certain companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. Moreover, investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer, market events, economic conditions or investor perceptions.

As a public reporting company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and noncompliance with such regulations may adversely affect us.

As a public reporting company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management reports on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. We have established formal procedures, policies, processes and practices related to financial reporting and to the identification of key financial reporting risks, assessment of their potential impact and linkage of those risks to specific areas and activities within the Fund. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates (including portfolio companies of other clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between our interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Adviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have obtained exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate.

General economic conditions could adversely affect the performance of our investments.

The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world. Periods of elevated inflation and high interest rates, such as those experienced in recent years, can contribute to significant volatility in debt and equity markets. These events, and any future similar disruptions that may arise, may have a continued adverse impact on economic and market conditions, and may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the shares.

It may be difficult to bring suit or foreclosure in non-U.S. countries.

Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

The nature of bankruptcy proceedings may impact the value of the Fund’s investments.

A portfolio company may become involved in a reorganization, bankruptcy or other proceeding. In any such event, the Fund may lose its entire investment, may be required to accept cash or securities or assets with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time.

In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an obligor, holders of debt instruments ranking senior to the Fund’s investments would typically be entitled to receive payment in full before the Fund receives any distributions in respect of its investments. After repaying the senior creditors, such obligor may not have any remaining assets to repay its obligations to the Fund. In the case of debt ranking equally with the loans or debt securities in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant investee company. Each jurisdiction in which the Fund invests has its own insolvency laws. As a result, investments in similarly situated investee companies in different jurisdictions may well confer different rights in the event of insolvency.

A portfolio company that becomes distressed or any distressed asset received by the Fund in a restructuring would require active monitoring. Involvement by the Adviser in a company’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its position therein. Bankruptcy proceedings involve a number of significant risks. Many of the events within a bankruptcy litigation are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions which may be contrary to the interests of the Fund, particularly in those jurisdictions which give a comparatively high priority to preserving the debtor company as a going concern, or to protecting the interests of either creditors with higher ranking claims in bankruptcy or of other stakeholders, such as employees.

Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, plan approval by creditors and confirmation by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays, particularly in jurisdictions which do not have specialized insolvency courts or judges and/or may have a higher risk of political interference in insolvency proceedings, all of which may have adverse consequences for the Fund. During such process, the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the company may not be able to reorganize and may be required to liquidate assets. Although the Fund will invest only in debt, the debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental values. Such investments can result in a total loss of principal.

One of the protections offered in certain jurisdictions in bankruptcy proceedings is a stay on required payments by the borrower on loans or other securities. When a portfolio company or other issuer seeks relief under the bankruptcy laws of a particular jurisdiction (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the issuer prior to the date of the bankruptcy filing must generally petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the bankruptcy court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. If relief from the stay is not granted, the Fund may not realize a distribution on account of its secured claim until a plan of reorganization or liquidation for the debtor is confirmed. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular issuer. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will be more likely to experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge. As such, investments in issuers involved in such proceedings could subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

Moreover, under applicable bankruptcy law, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company or other issuer filing for protection from creditors. In addition, creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of an issuer prior to its filing under such laws. If a creditor is found to have interfered with an issuer’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. There can be no assurance that claims for equitable subordination or creditor liability will not be asserted with respect to the Fund’s portfolio investments.

While the challenges to liens and debt normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other U.S. state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them. To the extent that the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of claims can be lost by the inflation of the number and the amount of claims in, or other gerrymandering of, the class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for taxes) may be quite high.

The insolvency of a portfolio company and related proceedings there may be a materially adverse effect on the performance of the Fund.

If a court in a lawsuit brought by a creditor or representative of creditors (such as a trustee in bankruptcy) of a portfolio company were to find that:

(a)
the portfolio company did not receive fair consideration or reasonably equivalent value for incurring the indebtedness evidenced by the securities that the company issued to the Fund; and
(b)
after giving effect to such indebtedness and the use of the proceeds thereof, the portfolio company
a.
was insolvent,
b.
was engaged in a business for which its remaining assets constituted unreasonably small capital or
c.
intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could
i.
invalidate, in whole or in part, such indebtedness as a fraudulent conveyance,
ii.
subordinate such indebtedness to existing or future creditors of the obligor or
iii.
recover amounts previously paid by the portfolio company to the Fund and/or proceeds with respect to such securities previously applied by the Fund, in each case, in satisfaction of such indebtedness.

In addition, upon the insolvency of a portfolio company, payments that such portfolio company made to the Fund may be subject to avoidance, cancellation and/or clawback as a “preference” if made within a certain period of time (which may be as long as two years) before insolvency. There can be no assurance as to what standard a court would apply in order to determine whether the company was “insolvent” or that, regardless of the method of valuation, a court would not determine that the company was “insolvent,” in each case, after giving effect to the indebtedness evidenced by the securities held by the Fund and the use of the proceeds thereof.

In general, if payments are voidable, whether as fraudulent conveyances, extortionate transactions or preferences, such payments may be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments, including the shareholders. To the extent that any such amounts are recaptured from the Fund, there may be a materially adverse effect on the performance of the Fund.

The above discussion is based upon U.S. federal and state laws. Insofar as investments that are obligations of non-U.S. obligors are concerned, the laws of non-U.S. jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

The Fund may invest in portfolio companies whose capital structures may have significant leverage, which may impair these companies’ ability to finance their future operations and capital needs.

While investments in leveraged companies offer the potential opportunity for capital appreciation, such investments also involve a higher degree of risk as a result of recessions, operating problems and other general business and economic risks that may have a more pronounced effect on the profitability or survival of such companies. Such investments are inherently more sensitive to declines in revenues, competitive pressures and increases in expenses. Moreover, rising interest rates may significantly increase portfolio companies’ interest expense, causing losses and/or the inability to service debt levels. Leverage magnifies gains and losses attributable to other investment policies and practices, such as investing in below investment grade instruments. If a portfolio company cannot generate adequate cash flow to meet debt obligations, the portfolio company may default on its loan agreements or be forced into bankruptcy resulting in a restructuring of the company’s capital structure or liquidation of the company, and the Fund may suffer a partial or total loss of capital invested in the portfolio company. Furthermore, to the extent companies in which the Fund has invested become insolvent, the Fund may determine, in cooperation with other debt holders or on its own, to engage, at the Fund’s expense in whole or in part, counsel and other advisors in connection therewith. In addition to leverage in the capital structure of portfolio companies, the Fund may incur leverage.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.

Terrorist attacks, acts of war, global health emergencies or natural disasters may adversely affect our operations.

Terrorist attacks, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic and/or global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies or natural disasters are generally uninsurable.

Force Majeure events may adversely affect our operations.

The Fund may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting the Fund. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.

The current period of capital markets disruption and economic uncertainty may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.

Current market conditions may make it difficult to obtain indebtedness and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently expect to experience, including being at a higher cost in rising rate environments. If we are unable to raise debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make commitments. An inability to obtain indebtedness could have a material adverse effect on our business, financial condition or results of operations.

We may not be able to obtain all required state licenses or in any other jurisdiction where they may be required in the future.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans, and may be required to obtain similar licenses from other authorities, including outside of the United States, in the future in connection with one or more investments. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

We are subject to risks related to ESG matters.

As part of its investment process, for certain of the Fund’s investments, the Adviser considers financially material environmental, social and governance (“ESG”) factors (alongside other relevant factors) in its investment decisions in connection with general risk management and assessing the financial attractiveness of the opportunity. ESG integration does not change the Fund’s investment objective, exclude specific types of companies or investments or constrain the Fund's investable universe. The Adviser’s assessments related to ESG factors may not be conclusive and investments that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in investments that may be positively impacted by such factors. Notwithstanding anything herein and for the avoidance of doubt, it is not contemplated that the Adviser will subordinate the Fund’s performance or increase the Fund’s investment risks as a result of (or in connection with) the consideration of any ESG factors, nor will it promote ESG characteristics ahead of other investment considerations.

Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in our offering, which could harm our ability to achieve our investment objectives.

As of June 30, 2020, broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend the Fund to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients.

Reasonable alternatives to the Fund, such as listed entities, exist and may have lower expenses, less complexity and/or lower investment risk than the Fund. Certain investments in listed entities may involve lower or no commissions at the time of initial purchase. Under Regulation Best Interest, broker-dealers participating in this offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital in our offering, it would harm our ability to create a diversified portfolio of investments, particularly while the Fund has only satisfied the minimum offering amount, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.

Risks Related to Our Investments

Our investments in portfolio companies are risky, and we could lose all or part of our investment.

Our investments may be risky and there is no limit on the amount of any such investments in which we may invest. In addition, investment analyses and decisions by the Fund and the Adviser will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. In such cases, the information available to the Fund and the Adviser at the time of an investment decision may be limited, and the Fund and the Adviser may not have access to the detailed information necessary for a full evaluation of the investment opportunity. In addition, the financial information available to the Fund and the Adviser may not be accurate or provided based upon accepted accounting methods. The Fund and the Adviser will rely upon independent consultants or advisors in connection with the evaluation of proposed investments. There can be no assurance that these consultants or advisors will accurately evaluate such investments.

Risk Associated with Unspecified Transactions; No Assurance of Investment Return.

Investors will be relying on the ability of the Adviser to source, negotiate, consummate and syndicate Fund originated loans (each, a “loan” and, together with other portfolio investments, the “portfolio investments”) using the investments of shareholders, and there is no assurance that the Adviser will find a sufficient number of attractive opportunities to meet the Fund’s investment objectives or that the Fund will be able to make and realize its investment objective. The realizable value of a highly illiquid investment, at any given time, may be less than its intrinsic value. In addition, certain types of investments held by the Fund may require a substantial length of time to liquidate. Furthermore, to the extent the investment strategy of the Fund relies upon a certain set of market and economic conditions and such conditions do not materialize for an extended period of time, the Fund may not be able to invest a significant portion of the proceeds. There can be no assurance that the Fund will be able to generate returns for its investors or that the returns will be commensurate with the risks of investing in the type of portfolio investments and transactions described herein.

Any information included in any of the Fund’s marketing materials regarding targeted returns for the Fund is provided as an indicator as to how the Fund will be managed and is not intended to be viewed as an indicator of likely performance returns to investors in the Fund. Any targeted return information is based upon projections, estimates and assumptions that a potential investment will yield a return equal to or greater than the target. Accordingly, there can be no assurance that the Fund’s projections, estimates or assumptions will be realized or that the Adviser will be successful in finding investment opportunities that meet these anticipated return parameters.

Debt Instruments Generally. The Fund will invest in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Certain debt instruments in which the Fund may invest may have speculative characteristics.

Generally, speculative investments securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, an economic recession could severely disrupt the market for most of these instruments and may have an adverse impact on the value of such instruments. It also is likely that any such economic downturn could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon and increase the incidence of default for such instruments.

Loans Risk. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in this prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.

Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.

The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.

In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.

The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to:

i.
quality, accuracy, and timeliness of execution,
ii.
review of the reputation, financial strength and stability of the financial institution,
iii.
willingness and ability of the counterparty to commit capital,
iv.
ongoing reliability, and
v.
access to underwritten offerings and secondary markets.

Loan Origination. The Adviser will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Adviser and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

In accordance with Apollo’s co-investment order, the Fund’s ability to acquire loans could be dependent on the existence and performance of Apollo’s origination platform, which includes other funds managed by Apollo and enables Apollo to commit in size to multiple deals. Therefore, a decrease in Apollo’s origination platform or its inability to acquire investments suitable for the Fund could reduce or possibly eliminate the ability of the Fund to participate in certain loans within the Fund’s investment objective and would have a material adverse effect on the Fund’s performance. Other Apollo funds could be subject to certain restrictions on the types of investments they can make, and such restrictions may in effect limit the types of investments the Fund could make to the extent that the Fund is dependent on Apollo’s origination platform.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. Apollo may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. As a result, the diligence is likely to be more limited than the diligence conducted for a broadly syndicated transaction involving an underwriter. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

We may be impacted by loan origination regulation.

The Fund engages in originating, lending and/or servicing loans, and is therefore subject to state and federal regulation, borrower disclosure requirements, limits on fees and interest rates on some loans, state lender licensing requirements and other regulatory requirements in the conduct of its business as they pertain to such transactions. The Fund may also be subject to consumer disclosures and substantive requirements on consumer loan terms and other federal regulatory requirements applicable to consumer lending that are administered by the Consumer Financial Protection Bureau and other applicable regulatory authorities. These state and federal regulatory programs are designed to protect borrowers.

Senior Loans. The investment objective of the Fund includes investing in senior secured term loans. As such, the assets of the Fund may include first lien senior secured debt and may also include selected second lien senior secured debt, the latter of which involves a higher degree of risk of a loss of capital.

The factors affecting an issuer’s first and second lien loans, and its overall capital structure, are complex. Some first lien loans may not necessarily have priority over all other unsecured debt of an issuer. For example, some first lien loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve first liens only on specified assets of an issuer (e.g., excluding real estate). Issuers of first lien loans may have multiple tranches of first lien debt outstanding, each with first liens on separate collateral, or may share first liens on the same collateral. Furthermore, liens with respect to primarily U.S. financings generally only cover U.S. assets, and non-U.S. assets are not included (other than, for example, where a borrower pledges a portion of the stock of first-tier non-U.S. subsidiaries). In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Code authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a prior lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection,” which may, but need not always, consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of prior liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on its leveraged loans.

Any secured debt is secured only to the extent of its lien and only to the extent of the value of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk. Although the amount and characteristics of the underlying assets selected as collateral may allow the Fund to withstand certain assumed deficiencies in payments occasioned by the borrower’s default, if any deficiencies exceed such assumed levels or if underlying assets are sold, it is possible that the proceeds of such sale or disposition will not be sufficient to satisfy the amount of principal and interest owing to the Fund in respect of its investment.

Senior secured credit facilities are generally syndicated to a number of different financial market participants. The documentation governing such facilities typically requires either a majority consent or, in certain cases, unanimous approval for certain actions in respect of the credit, such as waivers, amendments, or the exercise of remedies. In addition, voting to accept or reject the terms of a restructuring of a credit pursuant to a Chapter 11 plan of reorganization is done on a class basis. As a result of these voting regimes, the Fund may not have the ability to control any decision in respect of any amendment, waiver, exercise of remedies, restructuring or reorganization of debts owed to the Fund.

Senior secured loans are also subject to other risks, including:

i.
the possible invalidation of a debt or lien as a “fraudulent conveyance”;
ii.
the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing;
iii.
equitable subordination claims by other creditors;
iv.
“lender liability” claims by the portfolio company of the obligations; and
v.
environmental and/or other liabilities that may arise with respect to collateral securing the obligations.

Decisions in bankruptcy cases have held that a secondary loan market assignee can be denied a recovery from the debtor in a bankruptcy if a prior holder of the loans either received and does not return a preference or fraudulent conveyance, or if such prior holder engaged in conduct that would qualify for equitable subordination.

The Fund’s investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions that, in each case, could result in the portfolio company repaying the principal on an obligation held by the Fund earlier than expected. As a consequence, the Fund’s ability to achieve its investment objective may be adversely affected.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Securities. Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Below Investment Grade Risk. In addition, we intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•
Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.
•
Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.
•
Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•
Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.
•
Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.
•
We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Junior, Unsecured Securities. Our strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Fund’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, we will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that we will recover any of the principal that we have invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.

While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that our rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Early repayments of our investments may have a material adverse effect on our investment objectives. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless.

There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to our investments will achieve their desired effect and potential investors should regard an investment in us as being speculative and having a high degree of risk. Furthermore, we have limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

CLO Risk. Our potential investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies. When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

“Covenant-lite” Obligations. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.

Bridge Financings. From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.

Distressed Investments; Restructurings. The Fund may make investments in companies that subsequently become distressed (e.g., defaulted, out-of-favor or distressed bank loans and debt securities). Certain of the Fund’s investments may, therefore, include specific investments in companies that become highly leveraged with significant burdens on cash flow, and, therefore, involve a high degree of financial risk. Portfolio companies may be facing liquidity challenges due to debt maturities, covenant violations, cyclical challenges or imminent bankruptcy, or they need financing in order to exit bankruptcy. The Fund’s investments may be considered speculative and subject to a high degree of risk, and the ability of the relevant portfolio companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action.

Distressed/Defaulted Securities. The Fund may invest in the securities of companies that subsequently become involved in bankruptcy proceedings, reorganizations or financial restructurings, and that may face pending covenant violations or significant debt maturities. In such a case, the Fund may have a more active participation in the affairs of such portfolio companies than is generally assumed by an investor. Such investments could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the Fund’s original investment therein. For example, under certain circumstances, a lender who has inappropriately exercised control over the management and policies of a debtor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such investments could also subject the Fund to litigation risks or prevent the Fund from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or an investment, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. In addition, under certain circumstances, payments to the Fund and the related distributions by the Fund to the shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. As more fully discussed below, in a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

The market for distressed securities is expected to be less liquid than the market for securities of companies that are not distressed. A substantial length of time may be required to liquidate investments in securities that become distressed. Furthermore, at times, a major portion of an issue of distressed securities may be held by relatively few investors, and the market may be limited to a narrow range of potential counterparties, such as other financial institutions. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the portfolio companies, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may only be able to sell such securities at a loss. The Fund may also find it more difficult to determine the fair market value of distressed securities for the purpose of computing the Fund’s net asset value. In some cases, the Fund may be prohibited by contract from selling investments for a period of time.

Non-Performing Debt. Certain debt instruments that the Fund may invest in may be or become non-performing and possibly in default. The obligor or relevant guarantor may also be in or enter bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Loans may become non-performing for a variety of reasons and borrowers on loans constituting the Fund’s assets may seek the protection afforded by bankruptcy, insolvency and other debtor relief laws. Upon a bankruptcy filing in a U.S. Bankruptcy Court by an issuer of debt, the U.S. Bankruptcy Code imposes an automatic stay on payments of such issuer’s pre-petition debt. A stay on payments to be made on the assets of the Fund could adversely affect the value of those assets and the Fund itself. Other protections in such proceedings may include forgiveness of debt, the ability to create super-priority liens in favor of certain creditors of the debtor and certain well-defined claims procedures. Non-performing debt obligations may require substantial workout negotiations, restructuring or bankruptcy filings that may entail a substantial reduction in the interest rate, deferral of payments and/or a substantial write-down of the principal of a loan or conversion of some or all of the debt to equity. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund. If a portfolio company were to file for Chapter 11 reorganization, the U.S. Bankruptcy Code authorizes the issuer to restructure the terms of repayment of a class of debt, even if the class fails to accept the restructuring, as long as the restructured terms are “fair and equitable” to the class and certain other conditions are met.

Such non-performing instruments or loans may also require a substantial amount of workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial writedown of principal. It is possible that the Fund may find it necessary or desirable to foreclose on collateral securing one or more loans purchased by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral assets and may result in disrupting ongoing management of the company. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.

Nature of Mezzanine Debt and Other Junior Unsecured Securities. The Fund’s strategy may include acquiring mezzanine debt, which generally will be unrated or have ratings or implied or imputed ratings below investment grade, as well as loans or securities that are junior, unsecured, equity or quasi-equity instruments. Mezzanine debt or securities are generally unsecured and/or subordinated to other obligations of the portfolio company, and tend to have greater credit and liquidity risk than that typically associated with investment grade corporate obligations. The risks associated with mezzanine debt or equity investments include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt or equity investments are highly leveraged. As such, specific developments affecting such obligors, such as reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt or equity instruments are often issued in connection with leveraged acquisitions or recapitalizations in which the portfolio companies incur a substantially higher amount of indebtedness than the level at which they had previously operated.

Default rates for mezzanine debt and other junior unsecured securities have historically been higher than such rates for investment grade securities. If the Fund makes an investment that is not secured by collateral and if the portfolio company in question does not successfully reorganize, the Fund will have no assurance (as compared to those distressed securities investors that acquire only fully collateralized positions) that it will recover any of the principal that it has invested. While junior, unsecured, equity or quasi-equity investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of the particular investments. Moreover, the ability of the Fund to influence a portfolio company’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, the Fund may not be able to take steps to protect its investments in a timely manner or at all and there can be no assurance that the return objectives of the Fund or any particular investment will be achieved. In addition, the debt securities in which the Fund may invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Short Selling. The Fund’s strategy may include short selling. Short selling involves selling securities which may or may not be owned by the seller and borrowing the same securities for delivery to the purchaser, with an obligation to return the borrowed securities to the lender at a later date. Short selling allows the seller to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and may be an important aspect of certain of the investment strategies of the Fund. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase at the time the Fund desires to close out such short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis, and have adopted rules that regulate and require reporting of short-selling activities. Such regulations and restrictions include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect the Fund’s performance.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different portfolio company within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stock, but lower yields than comparable nonconvertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the portfolio company and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the portfolio company at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the portfolio company to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investing primarily in large private U.S. borrowers may limit the Fund’s ability to achieve high growth rates during times of economic expansion.

Investing primarily in originated assets made to large private U.S. borrowers may result in the Fund underperforming other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, the Fund’s value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and our portfolio company may not have sufficient assets to pay all equally ranking credit even if we hold senior, first-lien debt.

There could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences.

The terms and conditions of loan agreements and related assignments may be amended, modified or waived only by the agreement of the lenders. Generally, any such agreement must include a majority or a supermajority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. The Fund and the Adviser would be expected to have the authority to negotiate any amendments or modifications to the portfolio investments that are loans, but even where they do not have any such authority, they may have the authority to give or withhold consent to amendments or modifications initiated and negotiated by portfolio companies or other lenders. Consequently, there could be circumstances in which the Fund may not be able to control the modification, waiver or amendment of the terms and conditions of a loan agreement if a sufficient number of the other lenders act contrary to the Fund’s preferences. If the Fund invests or holds an investment through participation interests or derivative securities rather than directly, it is possible that the Fund may not be entitled to vote on any such adjustment of terms of such agreements.

The exercise of remedies may also be subject to the vote of a specified percentage of the lenders thereunder. The Fund will have the authority to cause the Fund to consent to certain amendments, waivers or modifications to the investments requested by obligors or the lead agents for loan syndication agreements. The Fund may, in accordance with its investment management standards, cause the Fund to extend or defer the maturity, adjust the outstanding balance of any investment, reduce or forgive interest or fees, release material collateral or guarantees, or otherwise amend, modify or waive the terms of any related loan agreement, including the payment terms thereunder. The Fund will make such determinations in accordance with its investment management standards. Any amendment, waiver or modification of an investment could adversely impact the Fund’s investment returns.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to, among other things, lender liability or fraudulent conveyance claims.

If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to a borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder:

i.
intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower,
ii.
engages in other inequitable conduct to the detriment of such other creditors,
iii.
engages in fraud with respect to, or makes misrepresentations to, such other creditors, or
iv.
uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine. However, because of the nature of certain of the Fund’s investments, the Fund may be subject to claims from creditors of an obligor that debt obligations of which are held by the Fund should be equitably subordinated.

The preceding discussion regarding lender liability is based upon principles of U.S. federal and state laws. With respect to the Fund’s investments outside the United States, the laws of certain non-U.S. jurisdictions may also impose liability upon lenders or bondholders under factual circumstances similar to those described above, with consequences that may or may not be analogous to those described above under U.S. federal and state laws.

We generally will not control our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, we may not be able to dispose of our interests in our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Any inaccuracy or incompleteness by a portfolio company or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment.

The Fund will seek to make or acquire portfolio investments having structural, covenant and other contractual terms providing adequate downside protection, but there can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect, and, accordingly, potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Of paramount concern in making or acquiring a portfolio investment is the possibility of material misrepresentation or omission on the part of the portfolio investment seller, the portfolio company or other credit support providers, or breach of covenant by any such parties. Such inaccuracy or incompleteness or breach of covenants may adversely affect the valuation of the collateral underlying the loans or the ability of the lenders to perfect or effectuate a lien on the collateral securing the loan or the Fund’s ability to otherwise realize on or avoid losses in respect of the investment. The Fund will rely upon the accuracy and completeness of representations made by any such parties to the extent reasonable, but cannot guarantee such accuracy or completeness.

Additionally, of particular concern in portfolio investments in loans or other debt instruments is the possibility of material misrepresentation or omission on the part of the borrower or issuer of such debt instruments. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans, notes or bonds or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the investment. The Fund will rely upon the accuracy and completeness of representations made by borrowers or issuers of securities and their respective agents when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The portfolio investments in which the Fund invests and Apollo’s portfolio companies will be subject to various laws for the protection of creditors in the jurisdictions of the portfolio companies concerned.

Differences in law may adversely affect the rights of the Fund as a lender with respect to other creditors. Additionally, the Fund, as a creditor, may experience less favorable treatment under different insolvency regimes than those that apply in the United States, including in cases where the Fund seeks to enforce any security it may hold as a creditor.

Limited amortization requirements may extend the expected weighted average life of the investment.

The Fund may invest in loans that have limited mandatory amortization requirements. While these loans may obligate a portfolio company to repay the loan out of asset sale proceeds or with annual excess cash flow, repayment requirements may be subject to substantial limitations that would allow a portfolio company to retain such asset sale proceeds or cash flow, thereby extending the expected weighted average life of the investment. In addition, a low level of amortization of any debt over the life of the investment may increase the risk that the portfolio company will not be able to repay or refinance the loans held by the Fund when it matures.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we invest may be susceptible to economic slowdowns or recessions, and during these periods such portfolio companies may be unable to repay the loans we made to them. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.

Implementation of the Fund’s strategy is dependent in part on market dislocation impacting the global credit markets.

Implementation of the Fund’s investment strategy will depend, in part, on the extent to which the global credit markets continue to experience disruption, liquidity shortages and financial instability. Prolonged disruption may prevent the Fund from advantageously realizing on or disposing of its investments. A further economic downturn could adversely affect the financial resources and credit quality of the underlying portfolio companies of any debt instruments in which the Fund may invest and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund may suffer a partial or total loss of capital invested in such companies, which would, in turn, have an adverse effect on the Fund’s returns. Any such defaults may have an adverse effect on the Fund’s investments. Such marketplace events also may restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such marketplace events may not foreclose the Fund’s ability to hold such investments until maturity). Further, the Fund’s investment strategy may be impacted in part by changes in the conditions in the global financial markets generally and credit markets specifically. In the event of further market deterioration, the value of the Fund’s investments may not appreciate as projected or may suffer a loss.

A covenant breach or other default by our portfolio companies may adversely affect our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a recharacterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Loans to private companies involve risks that may not exist in the case of more established and/or publicly traded companies.

These risks include the risk that:

•
these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors, such as the Fund, dependent on any guarantees or collateral that they may have obtained;
•
these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render such companies more vulnerable to competition and market conditions, as well as general economic downturns;
•
there will not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality;
•
these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations;
•
these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position; and
•
these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We intend to invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

Fourth, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser would typically assess an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Our investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public securities.

We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in its ability to make investments and to sell existing investments in public securities because Apollo may be deemed to have material, nonpublic information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind (“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;
•
original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;
•
an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;

•
market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;
•
the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;
•
even if the conditions for income accrual under accounting principles generally accepted in the United States (“GAAP”) are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;
•
the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and
•
original issue discount may create a risk of non-refundable cash payments to the Adviser based on noncash accruals that may never be realized.

The prices of the debt instruments and other securities in which we invest may decline substantially.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale, if applicable. It may not be possible to predict, or to hedge against, such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests.

We may enter into a TRS agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

We may enter into repurchase agreements.

Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

We may enter into securities lending agreements.

We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objectives and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.

Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage. See “Risk Factors—Risks Related to Debt Financing”.

We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity. This risk will be more acute when interest rates decrease, as we may be unable to reinvest at rates as favorable as when we made our initial investment.

Technological innovations and industry disruptions may negatively impact us.

Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Fund and/ or its investments or alter the market practices the Fund’s strategy has been designed to function within and depend on for investment returns. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments.

Syndication of Co-Investments.

From time to time, the Fund may make an investment with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that the Fund will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such syndication will not be substantial. In the event that the Fund is not successful in syndicating any such co-investment, in whole or in part, the Fund may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

To the extent we invest in middle market companies, investments in middle market companies involve a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle market companies involve the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that middle market companies:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;
•
have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•
may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Risks Related to the Adviser and Its Affiliates; Conflicts of Interest

The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first calendar day of the applicable month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Certain Relationships and Related Party Transactions.”

We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Advisory Agreement entitles the Adviser to receive Pre-Incentive Fee Net Investment Income Returns (as defined herein) regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any Pre-Incentive Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that the Adviser’s senior management and Investment Team have to other clients.

The members of the senior management and investment team of the Adviser (the “Investment Team”) serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Adviser to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. The Adviser and its officers and employees will devote only as much of its or their time to our business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to the Adviser. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate. See “Certain Relationships and Related Party Transactions.”

The time and resources that individuals employed by the Adviser devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Adviser are not prohibited from raising money for or managing other entities that make the same types of investments that we target.

The Adviser and individuals employed by the Adviser are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with us. See “Certain Relationships and Related Party Transactions.”

Our Common Shares or debt securities may be purchased by the Adviser or its affiliates.

Affiliates of the Adviser have purchased and the Adviser and its affiliates in the future expect to purchase our Common Shares or debt securities. The Adviser and its affiliates will not acquire any Common Shares with the intention to resell or re-distribute such Common Shares but may do so with respect to our debt securities. The purchase of such securities by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

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the Adviser and its affiliates may have an interest in disposing of our securities at an earlier date so as to recover their investment in our securities;
•
substantial purchases of our securities by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf; and
•
potential conflicts of interest, including related to the exercise of voting, consent or similar rights under our Common Shares or debt securities.

The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s management team, including members of Apollo’s investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.

The compensation we pay to the Adviser will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The Advisory Agreement will not be entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser may be less favorable to us than they might have been had an advisory agreement been entered into through arm’s-length transactions with an unaffiliated third party.

The Intermediary Manager’s influence on this offer gives it the ability to increase the fees payable to the Adviser.

The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser, will be incentivized to raise more proceeds in this offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser.

Because the Intermediary Manager is an affiliate of Apollo, you will not have the benefit of an independent review of this prospectus customarily performed in underwritten offerings.

The Intermediary Manager is an affiliate of Apollo and will not make an independent review of us or this offering. Accordingly, you will have to rely on your own broker to make an independent review of the terms of this offering. If your broker does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the Intermediary Manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our Common Shares relative to publicly traded companies.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets, (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately-owned competitors, which may lead to greater shareholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our Common Shares at a price per share, after deducting selling commissions, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the current NAV of our Common Shares if our Board of Trustees, including our Independent Trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of Common Shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a diversified investment company within the meaning of the 1940 Act, and therefore we are limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a diversified investment company within the meaning of the 1940 Act, which means that we are limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a diversified investment company, we are subject to this requirement. We are subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Risks Related to Debt Financing

When we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser.

We use and expect to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are Independent Trustees with no material interests in such transactions.

Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.

Our credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidence of indebtedness could have a material adverse effect on our business, financial condition or results of operations.

The following table illustrates the effect of leverage on returns from an investment in our Common Shares assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Portfolio (Net of Expenses)(1)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholders(2)	(22)%	(13)%	(4)%	4%	13%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of December 31, 2025. As a result, it has not been updated to take into account any changes in assets or leverage since December 31, 2025.
(2)
In order to compute the “Corresponding Return to Common Shareholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at December 31, 2025 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average interest rate of 6.94% by the approximately $6.7 billion of average principal debt outstanding, excluding deferred financing costs and revaluation of unsecured issuances due to interest rate swap valuation changes) is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of our net assets as of December 31, 2025 to determine the “Corresponding Return to Common Shareholders.”

We may default under our credit facilities.

In the event we default under a credit facility or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets which constitute collateral, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our current or future credit ratings may not reflect all risks of an investment in our debt securities.

Any current or future credit ratings of us are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our current or future credit ratings will generally affect the market value of our debt securities. Our current or future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

The Notes present other risks to holders of our Common Shares, including the possibility that such Notes could discourage an acquisition of us by a third party.

Certain provisions of the Fund’s outstanding notes (the “Notes”) could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes may have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such Notes. These provisions could discourage an acquisition of us by a third party.

Failure to refinance our existing Notes could have a material adverse effect on our results of operations and financial position.

The Notes issued by us will mature at various dates in the future. If we are unable to refinance the Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional Common Shares or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position.

The trading market or market value of our issued debt securities may fluctuate.

Our issued debt securities may or may not have an established trading market. We cannot assure our noteholders that a trading market for our issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our issued debt securities. These factors include, but are not limited to, the following:

•
the time remaining to the maturity of these debt securities;
•
the outstanding principal amount of debt securities with terms identical to these debt securities;
•
the ratings assigned by national statistical ratings agencies;
•
the general economic environment;
•
the supply of debt securities trading in the secondary market, if any;
•
the redemption or repayment features, if any, of these debt securities;
•
the level, direction and volatility of market interest rates generally; and
•
market rates of interest higher or lower than rates borne by the debt securities.

Our noteholders should also be aware that there may be a limited number of buyers when they decide to sell their debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect our noteholders’ return on any debt securities that we may issue.

If our noteholders’ debt securities are redeemable at our option, we may choose to redeem their debt securities at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In addition, if our noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem their debt securities also at times when prevailing interest rates are lower than the interest rate paid on their debt securities. In this circumstance, our noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as their debt securities being redeemed.

Provisions in a credit facility may limit our investment discretion.

A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.

We have formed CLOs, and may form additional CLOs in the future, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.

For the CLOs we create, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the Common Shares. Please see “Risk Factors—Federal Income Tax Risks—We may be subject to corporate-level income tax if we are unable to maintain RIC tax treatment under Subchapter M of the Code or satisfy RIC distribution requirements.” for more information on the material adverse effects that could result if we do not qualify as a RIC.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.

Federal Income Tax Risks

We may be subject to corporate-level income tax if we are unable to maintain RIC tax treatment under Subchapter M of the Code or satisfy RIC distribution requirements.

To maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Even if we qualify as a RIC, we will be required to pay corporate-level income taxes on any income or capital gains that we do not distribute (or are deemed not be distributed) to shareholders. We may also be subject to certain U.S. federal excise taxes, as well as state, local and non-U.S. taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Some of our investments may be subject to corporate-level income tax.

We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to U.S. federal and applicable state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Our portfolio investments may present special tax issues.

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the U.S. federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those changes in laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Common Shares or the value or the resale potential of our investments.

Risks Related to an Investment in the Common Shares

We may have difficulty sourcing investment opportunities.

We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately-negotiated investments in loans and illiquid securities of large private U.S. borrowers require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Additionally, our Adviser will select our investments subsequent to this offering, and our shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.

We may have difficulty paying distributions and the tax character of any distributions is uncertain.

We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.

Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in its Common Shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such Common Shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our Common Shares, which may result in increased tax liability to shareholders when they sell such Common Shares.

An investment in our Common Shares will have limited liquidity.

Our Common Shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their Common Shares. Shareholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time.

Certain investors will be subject to 1934 Act filing requirements.

Because our Common Shares will be registered under the 1934 Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the 1934 Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to limit investment in each class of our Common Shares by “benefit plan investors” (“Benefit Plan Investors”) to less than 25% of the total value of each class of our Common Shares (within the meaning of the Plan Asset Regulations). If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a Benefit Plan Investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to a Benefit Plan Investor that is an individual retirement account (an “IRA”) that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

We have the power to (a) exclude any shareholder or potential shareholder from purchasing our Common Shares; (b) prohibit any redemption of our Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.

Prospective investors should carefully review any restrictions on share ownership and should consult with their own advisors as to the consequences of making an investment in the Fund.

We may face risks from potential control group liability.

Under ERISA and the Code, all members of a group of commonly controlled trades or business may be jointly and severally liable for each other’s obligations to any defined benefit pension plans maintained by an entity in the controlled group or to which such entity is obligated to contribute. These obligations may include the obligation to make required pension contributions, the obligation to fund any deficit amount upon pension plan termination and the obligation to pay withdrawal liability owed to a multiemployer (union) plan to which such entity makes contributions if the entity withdraws from an underfunded multiemployer pension plan. A 2013 U.S. Federal Court of Appeals decision found that certain supervisory and portfolio management activities of a private equity fund could cause a fund to be considered a trade or business for these purposes, and thus, liability for withdrawal liability owned by a fund’s portfolio company to an underfunded multiemployer plan which covered the employees of the portfolio company. Accordingly, if we invested in a control type investment and if we were found to be engaged in a “trade or business” for ERISA purposes, we and the various entities in which we have a control type investment could be held liable for the defined benefit pension obligations of one or more of such investments.

No shareholder approval is required for certain mergers.

The Independent Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Apollo. The Independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.

Shareholders may experience dilution.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.

Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our charter allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in this offering, our Board of Trustees may elect, without shareholder approval, to:

i.
sell additional shares in this or future public offerings;
ii.
issue Common Shares or interests in any of our subsidiaries in private offerings;
iii.
issue Common Shares upon the exercise of the options we may grant to our Independent Trustees or future employees; or
iv.
subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us.

To the extent we issue additional Common Shares after your purchase in this offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our Common Shares or their interests in the underlying assets held by our subsidiaries.

Investing in our Common Shares involves a high degree of risk and is highly speculative.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Common Shares may not be suitable for someone with lower risk tolerance.

The NAV of our Common Shares may fluctuate significantly.

The NAV and liquidity, if any, of the market for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•
changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;
•
loss of RIC or BDC status;
•
changes in earnings or variations in operating results;
•
changes in the value of our portfolio of investments;
•
changes in accounting guidelines governing valuation of our investments;
•
any shortfall in revenue or net income or any increase in losses from levels expected by investors;
•
departure of either of our adviser or certain of its key personnel;
•
uncertainty surrounding the strength of the U.S. economic recovery;
•
uncertainty between the U.S. and other countries with respect to trade policies, treaties and tariffs;
•
significant volatility in the market price and trading volume of companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;
•
general economic trends and other external factors; and
•
loss of a major funding source.

Use of Proceeds

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase plan. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. For additional information on our debt obligations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $7.4 million of offering and organizational expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.07% of the gross proceeds, assuming maximum gross proceeds of $20,000,000,000. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of Common Shares registered in this offering, or 828,500,414 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of Common Shares we sell in this offering. The table below assumes that Common Shares are sold at the current offering price as of February 28, 2026 of $24.14 per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $20,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S Shares, 1/3 of our gross offering proceeds are from the sale of Class D Shares and 1/3 of our gross offering proceeds are from the sale of Class I Shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S Shares.

	Maximum Offering of $6,666,666,666 in Class S Shares
Gross Proceeds(1)	$6,666,666,666	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,477,895	0.04%
Net Proceeds Available for Investment	$6,664,188,771	99.96%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D Shares.

	Maximum Offering of $6,666,666,666 in Class D Shares
Gross Proceeds(1)	$6,666,666,666	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,477,895	0.04%
Net Proceeds Available for Investment	$6,664,188,771	99.96%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I Shares.

	Maximum Offering of $6,666,666,666 in Class I Shares
Gross Proceeds(1)	$6,666,666,666	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,477,895	0.04%
Net Proceeds Available for Investment	$6,664,188,771	99.96%

(1)
We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.
(2)
No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Shares and 3.5% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation:
•
For Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S Shares, payable monthly; and
•
For Class D Shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares, payable monthly.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for shareholder servicing and/or distribution fees depends on the average length of time for which the Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following:

(i)
a listing of Class I Shares;
(ii)
our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets; or

(iii)
the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the Common Shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the Common Shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual Common Share will not exceed 10% of the offering price of such Common Share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Common Shares or Class D Common Shares. See “Plan of Distribution.”

(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

Management’s Discussion and Analysis Of Financial Condition and Results of Operations

The discussion and analysis contained in this section refers to our financial condition, results of operations and cash flows. The information contained in this section should be read in conjunction with our consolidated financial statements and related notes appearing elsewhere in this prospectus. This discussion contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to those described in “Risk Factors.” Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this prospectus. The year ended December 31, 2025 represents the period from January 1, 2025 to December 31, 2025. Unless otherwise noted, all the information in this section is presented in thousands, except share and per share data.

Overview

We are an externally managed, diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on December 4, 2020, we are externally managed by the Adviser. Pursuant to the Advisory Agreement, the Adviser is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as investment adviser with the SEC. Apollo Credit Management, LLC, as our Administrator, pursuant to the Administration Agreement, provides, among other things, administrative services and facilities to us. We also have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Advisory Agreement, we have agreed to pay the Adviser a management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, with a strong emphasis on senior secured lending. While most of our investments will be in private U.S. companies (subject to compliance with the BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, a BDC generally cannot acquire more than 3% of the voting interests of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of investment companies in the aggregate. Subject to certain exemptive rules, including Rule 12d1-4, the Fund may, subject to certain conditions, invest in other investment companies in excess of such thresholds. As of the date of this Registration Statement, the Fund entered into a fund of funds agreement and is an “acquired fund” for purposes of Rule 12d1-4. However, we do not deem the fund of funds agreement as material given that it is not part of the Fund’s principal investment strategy. For so long as the Fund is an “acquired fund” for purposes of Rule 12d1-4, the Fund will be required to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under Rule 12d1-4. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired.

Investments

We focus primarily on loans and securities, including syndicated loans, of private U.S. companies. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.

Revenues

We generate revenues in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amounts.

Expenses

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus, benefits, and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to: (a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement; (b) our allocable portion of compensation, and other expenses incurred by the Adviser or Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) our chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Adviser or Administrator that performs duties for us; and (iii) any internal audit group personnel of Apollo or any of its affiliates. Excluded from the allowable reimbursement shall be: (i) any services for which it receives a separate fee; (ii) rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser or Administrator; and (iii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser or Administrator. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser or Administrator similar to those of (i) the chairman or other member of a board of directors, (ii) executive officers or (iii) those holding 10% or more equity interest in the Adviser or Administrator, or a person having the power to direct or cause the direction of the Adviser or Administrator, whether through the ownership of voting securities, by contract or otherwise; and (c) all other expenses of our operations, administrations and transactions.

With respect to costs incurred in connection with our organization and offering and all other costs incurred prior to the time we broke escrow for the offering, the Adviser agreed to advance all such costs on our behalf. Unless the Adviser elects to cover such expenses pursuant to the Expense Support Agreement we entered into with the Adviser, we will be obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for our offering of Common Shares. See “—Expense Support and Conditional Reimbursement Agreement.” Any reimbursements that may be made by us in the future will not exceed actual expenses incurred by the Adviser and its affiliates.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Expense Support and Conditional Reimbursement Agreement

We have entered into an Expense Support Agreement with the Adviser. For additional information see Note 3 to the consolidated financial statements.

Portfolio and Investment Activity

Our portfolio and investment activity as of and for the years ended December 31, 2025 and 2024 were as follows:

	Year Ended December 31,
(in thousands)*	2025	2024
Investments made in portfolio companies	$17,690,542	$11,440,248
Investments sold	(3,574,330)	(2,924,258)
Net activity before repaid investments	$14,116,212	$8,515,990
Investments repaid	(4,434,946)	(651,635)
Net investment activity	$9,681,266	$7,864,355
Portfolio companies at beginning of period	324	180
Number of new portfolio companies	205	193
Number of exited portfolio companies	(114)	(49)
Portfolio companies at end of period	415	324
Number of investments made in existing portfolio companies	256	66

* Totals may not foot due to rounding.

Our portfolio composition and weighted average yields as of December 31, 2025 and 2024 were as follows:

	December 31, 2025	December 31, 2024
Portfolio composition, at fair value:
First lien secured debt	99.7%	99.9%
Second lien secured debt	0.0%	0.0%
Unsecured debt and other	0.3%	0.1%
Weighted average yields, at amortized cost (1):
First lien secured debt (2)	8.6%	9.8%
Second lien secured debt (2)	0.0%	0.0%
Unsecured debt and other (2)	6.5%	6.0%
Total portfolio (3)	8.6%	9.8%
Interest rate type, at fair value:
Fixed rate amount	$0.7 billion	$0.4 billion
Floating rate amount	$23.7 billion	$14.2 billion
Fixed rate, as percentage of total	3.2%	2.7%
Floating rate, as percentage of total	96.8%	97.3%
Interest rate type, at amortized cost:
Fixed rate amount	$0.7 billion	$0.4 billion
Floating rate amount	$23.6 billion	$14.2 billion
Fixed rate, as percentage of total	3.0%	2.7%
Floating rate, as percentage of total	97.0%	97.3%
Weighted average spread over reference rate of all floating rate investments	4.6%	5.1%

(1)
An investor’s yield may be lower than the portfolio yield due to sales loads and other expenses.
(2)
Exclusive of investments on non-accrual status. As of December 31, 2025 and 2024, 0.3% and 0.2% of investments were on non-accrual status, respectively.
(3)
Inclusive of all income generating investments, non-income generating investments and investments on non-accrual status.

Our Adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action with respect to each portfolio company. Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•
assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;
•
periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•
comparisons to other companies in the portfolio company’s industry; and
•
review of monthly or quarterly financial statements and financial projections for portfolio companies.

As part of the monitoring process, our Adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our Adviser rates the credit risk of all investments on a scale of 1 to 5. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors. The rating system is as follows:

Investment Rating	Description
1

Investments rated 1 involve the least amount of risk to our initial cost basis. The borrower is performing above expectations, and the trends and risk factors for this investment since origination or acquisition are generally favorable;

2

Investments rated 2 involve an acceptable level of risk that is similar to the risk at the time of origination or acquisition. The borrower is generally performing as expected and the risk factors are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a rating of 2;

3	Investments rated 3 involve a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination or acquisition;

4

Investments rated 4 involve a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due); and

5

Investments rated 5 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

The following table shows the composition of our portfolio on the 1 to 5 rating scale as of December 31, 2025 and 2024:

	December 31, 2025		December 31, 2024
Investment Ranking	Fair Value	Percentage	Fair Value	Percentage
(in thousands)
1	$—	—	$—	—
2	24,258,409	99.0%	14,433,436	99.1%
3	173,005	0.7%	96,589	0.7%
4	75,053	0.3%	—	—
5	9,161	0.0%	25,510	0.2%
Total	24,515,628	100.0%	$14,555,535	100.0%

Results of Operations

Operating results for the years ended December 31, 2025 and 2024 were as follows (dollar amounts in millions):

	Year Ended December 31,
	2025	2024
Total investment income	$1,918.6	$1,206.4
Net expenses	(853.3)	(531.4)
Net investment income	1,065.2	675.0
Net realized gain (loss)	(159.4)	49.2
Net unrealized appreciation (depreciation)	85.4	(13.0)
Net increase (decrease) in net assets resulting from operations	$991.2	$711.2

* Totals may not foot due to rounding.

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. Furthermore, several of the changes from one period to the next are driven by higher capital deployment and fluctuations in our investment balances. As a result, such comparisons may not provide meaningful insights.

Investment Income

Investment income, for the years ended December 31, 2025 and 2024 was as follows (dollar amounts in millions):

	Year Ended December 31,
	2025	2024
Interest income	$1,848.5	$1,154.6
PIK interest income	42.2	17.2
Dividend income	5.4	3.5
Other income	22.4	31.1
Total investment income	$1,918.6	$1,206.4

* Totals may not foot due to rounding.

For the year ended December 31, 2025, total investment income increased to $1.9 billion from $1.2 billion for the same period in the prior year primarily driven by our continuing deployment of capital. The size of our investment portfolio at fair value increased to $24.5 billion at December 31, 2025 from $14.6 billion at December 31, 2024. Additionally, our weighted average yield on debt and income producing investments decreased to 8.6% for the year ended December 31, 2025 from 9.8% for the year ended December 31, 2024 in the prior year. For the years ended December 31, 2025 and 2024, PIK interest income represented 2.2% and 1.4% of total investment income, respectively. We expect that investment income will vary based on a variety of factors including the pace of our originations, repayments, and changes in interest rates.

Expenses

Expenses for the years ended December 31, 2025 and 2024 were as follows (dollar amounts in millions)*:

	Year Ended December 31,
	2025	2024
Management fees	$165.1	$88.4
Performance-based incentive fees	154.4	99.3
Interest and other debt expenses	472.6	306.3
Offering costs	0.5	0.7
Trustees' fees	0.7	0.6
Shareholder servicing fees	22.2	12.7
Administrative service expenses	12.3	5.5
Other general and administrative expenses	25.5	17.9
Total expenses	$853.3	$531.4

* Totals may not foot due to rounding.

For the years ended December 31, 2025 and 2024, net expenses were $853.3 million and $531.4 million, respectively, primarily comprised of interest and other debt expenses.

Interest and other debt expenses

For the year ended December 31, 2025, interest and other debt expenses increased to $472.6 million from $306.3 million for the same period in the prior year, primarily driven by increased borrowings outstanding. The total annualized cost of debt decreased to 6.9% for the year ended December 31, 2025 from 8.2% for the same period in the prior year. Although the cost of debt decreased, the average principal debt outstanding increased to $6.7 billion for the year ended December 31, 2025 from $3.6 billion for the same period in the prior year, yielding to a higher interest expense.

Management fees

For the year ended December 31, 2025, gross management fees increased to $165.1 million from $88.4 million for the same period in the prior year, primarily due to an increase in average net assets. Our average net assets increased to $13.2 billion for the year ended December 31, 2025 from $7.1 billion for the year ended December 31, 2024. Management fees are payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. No management fees have been waived for the years ended December 31, 2025 and 2024.

Incentive fees

For the year ended December 31, 2025, incentive fees increased to $154.4 million from $99.3 million for the same period in the prior year primarily due to our deployment of capital and increase in net investment income. No incentive fees have been waived for the years ended December 31, 2025 and 2024.

Other Expenses

Total other expenses were $60.7 million for the year ended December 31, 2025, primarily comprised of $22.2 million of distribution and shareholder servicing fees paid with respect to Class S and Class D investors, $13.1 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Fund), and $25.4 million of general and administrative expenses (including insurance, filing, research, and fees paid to our sub-administrator and transfer agent). Total other expenses for the same period in the prior year were $36.7 million. The increase compared to the same period in the prior year was primarily driven by the increased costs attributable to servicing a growing investment portfolio, increased subscriptions to our Class S Shares and Class D Shares, and increased borrowings through the existing and/or new financing facilities.

Expense Support

For the years ended December 31, 2025 and 2024, the Fund did not receive expense support from the Adviser.

Income Taxes, Including Excise Taxes

We have elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for tax treatment as a RIC, we must, among other things, distribute to our shareholders in each taxable year generally at least 90% of the sum of our investment company taxable income, as defined by the Code (without regard to the deduction for dividends paid), and net tax-exempt income for that taxable year. To maintain our tax treatment as a RIC, we, among other things, intend to make the requisite distributions to our shareholders, which generally relieve us from corporate-level U.S. federal income taxes.

In addition, based on the excise tax distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Fund distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed.

For the years ended December 31, 2025 and 2024, the Fund incurred $0 million and $2.7 million, respectively, of U.S. federal excise tax.

Net Realized Gain (Loss)

Net realized gains (losses) for the years ended December 31, 2025 and 2024 were comprised of the following (dollar amounts in millions)*:

	Year Ended December 31,
	2025	2024
Non-controlled/non-affiliated investments	$27.4	$18.6
Derivative instruments	2.8	0.8
Foreign currency forward contracts	(195.7)	50.3
Foreign currency translations	6.0	(20.5)
Net realized gains (losses)	$(159.4)	$49.2

* Totals may not foot due to rounding.

For the year ended December 31, 2025, we recorded total net realized losses of $159.4 million, driven by net realized losses of $195.7 million, from foreign currency forward contracts primarily attributable to fluctuations in the Euro and British Pound exchange rates. The U.S. dollar weakened against major foreign currencies during the period, with the most significant impact arising from our Euro and British Pound exposures, resulting in net realized losses on foreign currency forward contracts. Net realized losses were partially offset by net realized gains of $27.4 million, on non-controlled/non-affiliated investments primarily due to full or partial sales and/or restructuring of our debt investments, net realized gains of $6.0 million on foreign currency transactions, and net realized gains of $2.8 million on derivative instruments.

For the year ended December 31, 2024, we generated net realized gains of $49.2 million, driven by net realized gains of $18.6 million from full or partial sales and/or restructuring of our debt investments, and realized gains of $50.3 million on foreign currency forward contracts, as a result of fluctuations primarily in the Australian Dollar, Euro and British Pound exchange rates. Net realized gains on non-controlled/non-affiliated investments and foreign currency forward contracts were partially offset by net realized losses of $20.5 million from repayments of foreign borrowings, and conversion of foreign cash balances, primarily attributable to fluctuations in the British Pound exchange rates.

Net Unrealized Gain (Loss)

Net unrealized gains (losses) for the years ended December 31, 2025 and 2024 were comprised of the following (dollar amounts in millions)*:

	Year Ended December 31,
	2025	2024
Non-controlled/non-affiliated investments	$155.0	$(90.3)
Derivative instruments	(3.1)	11.7
Foreign currency forward contracts	(62.8)	38.6
Foreign currency translations	(3.8)	27.0
Net change in unrealized gains (losses)	$85.4	$(13.0)

* Totals may not foot due to rounding.

For the year ended December 31, 2025, we recorded net unrealized gains of $155.0 million on non-controlled/non-affiliated investments. The fair value of our debt investments, as a percentage of principal, declined from 100.9% as of December 31, 2024 to 100.5% as of December 31, 2025, reflecting changes in portfolio company fundamentals and broader market conditions. Despite the decrease in fair value of our debt investments, as a percentage of principal, the U.S. dollar weakened against major foreign currencies during the period, which resulted in favorable foreign currency translation movements, primarily in Euro and British Pound denominated holdings, driving the increase in the net change in unrealized gains on non-controlled/non-affiliated investments. These gains were partially offset by net change in unrealized losses of $3.1 million on derivative instruments, $62.8 million on foreign currency forward contracts, and $3.8 million on foreign currency translations, including cash fluctuations.

For the year ended December 31, 2024, we recognized gross unrealized gains on investments of $140.8 million and gross unrealized losses on investments of $231.1 million, resulting in net change in unrealized losses of $(90.3) million on investments year-to-date. The fair value of our debt investments as a percentage of principal increased from 98.0% as of December 31, 2023 to 100.9% as of December 31, 2024, driven by strong portfolio company fundamentals however, our foreign investments saw unrealized losses due to the strengthening of the U.S. dollar against the Australian Dollar, British Pound, Euro, and Korean Won.

The net change in unrealized gains (losses) includes the impact of transferring unrealized appreciation (depreciation) to realized gains (losses) due to sale and paydown activity.

Interest Rate Swaps

The Fund uses interest rate swaps to mitigate interest rate risk associated with the Fund’s fixed rate liabilities, and has designated certain interest rate swaps to be in a qualifying hedge accounting relationship. See Notes 2 and 5 to the consolidated financial statements for additional disclosure regarding our accounting for derivative instruments designated in a hedge accounting relationship, and our consolidated schedule of investments for additional disclosure regarding these derivative instruments. See Note 6 to the consolidated financial statements for additional disclosure regarding the carrying value of our debt.

Foreign Currency Forward Contracts

The Fund uses foreign currency forward contracts to reduce the Fund’s exposure to fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another at a pre-determined price at a future date. Foreign currency forward contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts is recorded within derivative assets or derivative liabilities on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date. The Fund does not utilize hedge accounting with respect to foreign currency forward contracts and as such, the Fund recognizes its foreign currency forward contracts at fair value with changes included in the net unrealized appreciation (depreciation) on the Consolidated Statements of Operations.

Currency Swaps

The Fund uses currency swaps to mitigate the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. See Notes 2 and 5 to the consolidated financial statements for additional disclosure regarding our accounting for derivative instruments designated in a hedge accounting relationship, and our consolidated schedule of investments for additional disclosure regarding these derivative instruments. See Note 6 to the consolidated financial statements for additional disclosure regarding the carrying value of our debt.

Liquidity and Capital Resources

The Fund’s liquidity and capital resources are generated and generally available through our continuous offering of Common Shares and debt offerings, our Senior Secured Facility (as defined in Note 6 to the consolidated financial statements), investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans and income earned from investments.

As of December 31, 2025, we had five asset based leverage facilities, ten unsecured debt issuances, thirteen CLO Notes and one revolving credit facility outstanding. We have and will continue to, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations and unsecured debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions, and may be denominated in currencies other than the U.S. Dollar. Additionally, any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred shares, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred shares, is at least 150%.

We believe that our current cash and cash equivalents on hand, our short-term investments, our available borrowing capacity under our Senior Secured Facility and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations in the near term.

Cash Equivalents

The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents (See Note 2 to the consolidated financial statements). At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. We may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate.

Debt

See Note 6 to the consolidated financial statements for information on the Fund’s debt.

The following table shows the contractual maturities of our debt obligations as of December 31, 2025:

	Payments Due by Period*
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Senior Secured Facility(1)	$272	—	—	272	—
SPV Financing Facilities(2)	3,500	472	—	3,028	—
CLO Notes	1,586	—	—	—	1,586
Unsecured Notes	4,157	332	825	1,500	1,500
Total Debt Obligations	$9,515	804	825	4,800	3,086

* Totals may not foot due to rounding.

(1)
As of December 31, 2025, aggregate lender commitments under the Senior Secured Facility totaled $3.2 billion of unused capacity.
(2)
As of December 31, 2025, aggregate lender commitments under the SPV Financing Facilities totaled $200.0 million of unused capacity.

The following table shows the contractual maturities of our debt obligations as of December 31, 2024:

	Payments Due by Period*
(in millions)	Total	Less than 1 Year	1 to 3 Years	3 to 5 Years	More than 5 Years
Senior Secured Facility(1)	$470	$—	$—	$470	$—
SPV Financing Facilities(2)	1,231	—	187	1,044	—
CLO Class A-1 Notes	450	—	—	—	450
Unsecured Notes	2,844	62	439	1,343	1,000
Total Debt Obligations	$4,995	$62	$626	$2,857	$1,450

* Totals may not foot due to rounding.

(1)
As of December 31, 2024, aggregate lender commitments under the Senior Secured Facility totaled $2.3 billion of unused capacity.
(2)
As of December 31, 2024, aggregate lender commitments under the SPV Financing Facilities totaled $318.7 million of unused capacity.

Net Assets

See Note 7 to the consolidated financial statements for information on the Fund’s Common Shares and related capital activities.

Distributions

The following table summarizes our distributions declared and payable for the year ended December 31, 2025 (dollar amounts in thousands, except per share amounts):

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2025	January 22, 2025	February 27, 2025	$0.1621	$13,892	$0.1747	$182	$0.1800	$57,637
January 31, 2025	December 23, 2024	February 27, 2025	0.0200	1,714	0.0200	21	0.0200	6,405	(1)
February 28, 2025	February 21, 2025	March 27, 2025	0.1638	14,739	0.1752	183	0.1800	62,318
February 28, 2025	December 23, 2024	March 27, 2025	0.0200	1,800	0.0200	21	0.0200	6,923	(1)
March 31, 2025	March 24, 2025	April 28, 2025	0.1621	15,583	0.1747	186	0.1800	66,593
March 31, 2025	December 23, 2024	April 28, 2025	0.0200	1,896	0.0200	21	0.0200	7,308	(1)
April 30, 2025	April 22, 2025	May 29, 2025	0.1628	16,289	0.1749	192	0.1800	70,701
April 30, 2025	March 24, 2025	May 29, 2025	0.0200	2,001	0.0200	22	0.0200	7,856	(1)
May 31, 2025	May 22, 2025	June 27, 2025	0.1623	16,725	0.1748	196	0.1800	74,897
May 31, 2025	March 24, 2025	June 27, 2025	0.0200	2,061	0.0200	22	0.0200	8,322	(1)
June 30, 2025	June 23, 2025	July 29, 2025	0.1628	17,424	0.1749	215	0.1800	78,164
June 30, 2025	March 24, 2025	July 29, 2025	0.0200	2,141	0.0200	25	0.0200	8,685	(1)
July 31, 2025	July 23, 2025	August 27, 2025	0.1622	17,536	0.1748	224	0.1800	78,999
July 31, 2025	June 23, 2025	August 27, 2025	0.0200	2,162	0.0200	26	0.0200	8,778	(1)
August 31, 2025	August 22, 2025	September 26, 2025	0.1622	18,072	0.1748	240	0.1800	83,177
August 31, 2025	June 23, 2025	September 26, 2025	0.0200	2,228	0.0200	28	0.0200	9,242	(1)
September 30, 2025	September 24, 2025	October 28, 2025	0.1628	18,669	0.1750	268	0.1800	86,755
September 30, 2025	June 23, 2025	October 28, 2025	0.0200	2,293	0.0200	31	0.0200	9,640	(1)
October 31, 2025	October 22, 2025	November 26, 2025	0.1623	18,764	0.1748	279	0.1800	86,939
November 30, 2025	November 24, 2025	December 29, 2025	0.1629	19,266	0.1750	283	0.1800	88,936
December 31, 2025	December 23, 2025	January 29, 2026	0.1624	19,726	0.1748	391	0.1800	91,871
			$2.1307	$224,981	$2.2784	$3,056	$2.3400	$1,000,146

* Totals may not foot due to rounding.

(1)
Represents a special distribution.

The following table presents distributions declared as of the year ended December 31, 2024 (dollar amounts in thousands, except per share amounts):

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2024	January 23, 2024	February 28, 2024	$0.1622	$6,206	$0.1748	$69	$0.1800	$25,807
January 31, 2024	December 20, 2023	February 28, 2024	0.0200	765	0.0200	8	0.0200	2,867	(1)
February 29, 2024	February 26, 2024	March 27, 2024	0.1634	6,818	0.1751	82	0.1800	28,229
February 29, 2024	December 20, 2023	March 27, 2024	0.0200	835	0.0200	9	0.0200	3,137	(1)
March 29, 2024	March 21, 2024	April 26, 2024	0.1622	7,606	0.1748	90	0.1800	31,021
March 29, 2024	December 20, 2023	April 26, 2024	0.0200	938	0.0200	10	0.0200	3,447	(1)
April 30, 2024	April 23, 2024	May 29, 2024	0.1627	8,260	0.1749	100	0.1800	33,209
April 30, 2024	March 21, 2024	May 29, 2024	0.0200	1,015	0.0200	11	0.0200	3,690	(1)
May 31, 2024	May 22, 2024	June 27, 2024	0.1621	9,041	0.1747	108	0.1800	35,615
May 31, 2024	March 21, 2024	June 27, 2024	0.0200	1,116	0.0200	10	0.0200	3,959	(1)
June 28, 2024	June 21, 2024	July 29, 2024	0.1627	9,711	0.1749	80	0.1800	39,162
June 28, 2024	March 21, 2024	July 29, 2024	0.0200	1,193	0.0200	11	0.0200	4,350	(1)
July 31, 2024	July 22, 2024	August 27, 2024	0.1621	10,106	0.1747	100	0.1800	41,338
July 31, 2024	June 21, 2024	August 27, 2024	0.0200	1,247	0.0200	12	0.0200	4,594	(1)
August 30, 2024	August 21, 2024	September 26, 2024	0.1621	10,609	0.1747	141	0.1800	45,044
August 30, 2024	June 21, 2024	September 26, 2024	0.0200	1,311	0.0200	16	0.0200	5,003	(1)
September 30, 2024	September 20, 2024	October 29, 2024	0.1626	11,155	0.1749	148	0.1800	47,004
September 30, 2024	June 21, 2024	October 29, 2024	0.0200	1,375	0.0200	17	0.0200	5,219	(1)
October 31, 2024	October 23, 2024	November 26, 2024	0.1620	11,823	0.1747	171	0.1800	48,573
October 31, 2024	September 20, 2024	November 26, 2024	0.0200	1,460	0.0200	20	0.0200	5,398	(1)
November 29, 2024	November 21, 2024	December 27, 2024	0.1626	12,687	0.1749	174	0.1800	52,267
November 29, 2024	September 20, 2024	December 27, 2024	0.0200	1,560	0.0200	20	0.0200	5,822	(1)
December 31, 2024	December 20, 2024	January 29, 2025	0.1621	13,259	0.1747	180	0.1800	54,662
December 31, 2024	September 20, 2024	January 29, 2025	0.0200	1,634	0.0200	21	0.0200	6,076	(1)
			$2.1888	$131,731	$2.3378	$1,610	$2.4000	$535,493

* Totals may not foot due to rounding.

(1)
Represents a special distribution.

The Fund has adopted a distribution reinvestment plan, pursuant to which the Fund will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or other distribution, then shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Fund has declared on its Common Shares during the year ended December 31, 2025 (dollar amounts in thousands, except per share amounts):

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.9199	$194,816	$2.1115	$2,607	$2.1497	$867,805
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	0.2108	30,165	0.1669	449	0.1903	132,341
	$2.1307	$224,981	$2.2784	$3,056	$2.3400	$1,000,146

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Fund has declared on its Common Shares during the year ended December 31, 2024 (dollar amounts in thousands, except per share amounts):

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.1539	$129,631	$2.3029	$1,586	$2.3631	$527,706
Net realized gains	0.0349	2,100	0.0349	24	0.0349	7,787
Distributions in excess of net investment income	—	—	—	—	—	—
	$2.1888	$131,731	$2.3378	$1,610	$2.4000	$535,493

To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investments.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may in the future be limited in our ability to make distributions. Also, our Senior Secured Facility and SPV Financing Facilities may limit our ability to declare distributions if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with GAAP and tax regulations, we are required to include in income certain amounts that we have not yet received in cash, such as contractual PIK, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain the tax benefits as a RIC. With respect to the distributions to shareholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to shareholders.

Share Repurchase Program

At the discretion of our Board of Trustees, the Fund has commenced a share repurchase program in which it has the ability to repurchase the Fund’s Common Shares outstanding as of the close of the previous calendar quarter. The Board of Trustees may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in the Fund’s best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Fund and shareholders on a quarterly basis. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All Common Shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Common Shares.

Under the share repurchase plan, to the extent the Fund offers to repurchase Common Shares in any particular quarter, it is expected to repurchase Common Shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be subject to the Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

The following table presents information with respect to the Fund’s share repurchases during the year ended December 31, 2025 (dollar amounts in thousands, except per share amounts):

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased(1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes)(3)	Maximum number of shares that may yet be purchased under the repurchase plan(2)
March 17, 2025	5,282,627	1.38%	$24.65	March 31, 2025	$130,147	13,919,523
June 16, 2025	8,418,605	1.83%	$24.60	June 30, 2025	$207,118	14,645,892
September 15, 2025	16,284,065	3.05%	$24.52	September 30, 2025	$399,191	10,420,646
December 15, 2025	28,227,216	4.85%	$24.40	December 31, 2025	$688,667	865,283

(1)
Percentage is based on total shares as of the close of the previous calendar quarter.
(2)
All repurchase requests were satisfied in full.
(3)
Amounts shown net of Early Repurchase Deduction.

The following table presents information with respect to the Fund’s share repurchases during the year ended December 31, 2024 (dollar amounts in thousands, except per share amounts):

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
March 15, 2024	5,079,296	3.03%	$24.85	March 31, 2024	$126,101	3,293,303
June 13, 2024	1,612,752	0.75%	$24.90	June 30, 2024	$40,110	9,120,695
September 13, 2024	2,731,316	0.99%	$24.94	September 30, 2024	$68,083	11,073,199
December 16, 2024	2,513,327	0.77%	$24.86	December 31, 2024	$62,448	13,879,590

(1)
Percentage is based on total shares as of the close of the previous calendar quarter.
(2)
All repurchase requests were satisfied in full.
(3)
Amounts shown net of Early Repurchase Deduction.

Contractual Obligations

We have entered into the Advisory Agreement with the Adviser to provide us with investment advisory services and the Administration Agreement with the Administrator to provide us with administrative services. We have also entered into an Expense Support Agreement with the Adviser to provide us with support with respect to certain expenses and subject to reimbursement. Payments for investment advisory services under the Advisory Agreements, reimbursements under the Administration Agreement and support and reimbursements under the Expense Support Agreement are described in Note 3 to the consolidated financial statements.

We intend to establish one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over the SOFR or an alternative reference rate. We cannot assure shareholders that we will be able to enter into a credit facility on favorable terms or at all. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations.

Off-Balance Sheet Arrangements

Portfolio Company Commitments

Our investment portfolio contains and is expected to continue to contain debt investments which are in the form of various commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. The Fund provides funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2025 and 2024, we had unfunded commitments, including delayed draw term loans, revolvers, bridge loan and backstop commitments, with an aggregate principal amount of $4.7 billion and $2.3 billion, respectively.

Other Commitments and Contingencies

On March 14, 2023, certain First Lien and Second Lien holders of debt issued by Mitel filed a complaint in New York State Court captioned Ocean Trails CLO VII et al v. MLN TopCo Ltd., et al, Index No. 651327/2023, against certain other First Lien and Second Lien debt holders, as well as the Fund, alleging, among other things, that the defendant lenders breached the terms of their lending agreements and the New York Uniform Voidable Transfer Act in connection with certain amendments to the relevant documents governing the debt. On December 5, 2023, the trial court granted defendants’ motions to dismiss in part and denied them in part. The plaintiffs and defendants appealed the courts’ motion to dismiss ruling to the intermediate New York State appellate court. On December 31, 2024, the intermediate New York State appellate court dismissed the entire case, including all claims against the Fund. On January 30, 2025, plaintiffs filed a motion for leave to appeal the intermediate New York State appellate court’s ruling to the New York Court of Appeals. That motion was held in abeyance following Mitel’s filing of voluntary Chapter 11 bankruptcy petitions in the U.S. Bankruptcy Court for the Southern District of Texas. Plaintiffs and defendants memorialized settlement of the litigation in Mitel’s Chapter 11 plan of reorganization and related bankruptcy documentation. The effective date for Mitel’s plan of reorganization occurred on June 20, 2025. Pursuant to the settlement, the parties have submitted both (i) a stipulated request for withdrawal of the plaintiffs’ motion for leave to appeal to the New York Court of Appeals and (ii) a joint request to the trial court for the clerk to enter final judgment, dismissing with prejudice all claims and crossclaims. The request for withdrawal of the plaintiffs’ motion for leave to appeal has been granted and the trial court has directed the clerk to enter judgement in the case.

Management is not aware of any pending or threatened material litigation as of December 31, 2025 other than the matter disclosed above.

Related-Party Transactions

We entered into a number of business relationships with affiliated or related parties, including the following:

•
Advisory Agreement;
•
Administration Agreement
•
Intermediary Manager Agreement; and
•
Expense Support Agreement.

In addition to the aforementioned agreements, we, our Adviser and certain of our Adviser’s affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See Note 3 to the consolidated financial statements.

Critical Accounting Estimates

The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies should be read in connection with our risk factors. See “Risk Factors” and Note 2 to the consolidated financial statements.

Investments

Investment transactions are all recorded on a trade date basis. Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Investment transactions that have not yet settled as of the period-end date are reported as a receivable for investments sold and a payable for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment. The cost of investments is relieved using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.

Pursuant to Rule 2a-5 under the 1940 Act, our Board of Trustees has designated the Adviser as its “valuation designee” to perform the fair value determinations for investments held by us without readily available market quotations. The Adviser, as "valuation designee," is responsible for determining the fair value of our portfolio investments, subject to the oversight of the Board of Trustees.

Investments for which market quotations are readily available are typically valued at such market quotations. In order to verify whether market quotations are deemed to represent fair value, the Adviser looks at certain factors including the source and nature of the quotations. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Adviser engages multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Adviser undertakes a multi-step valuation process each quarter, as described below:

1.
Independent valuation firms engaged conduct independent appraisals and assessments for all the investments they have been engaged to review. If an independent valuation firm is not engaged during a particular quarter, the valuation may be conducted by the Adviser;
2.
At least each quarter, the valuation will be reassessed and updated by the Adviser or an independent valuation firm to reflect company specific events and latest market data;
3.
Preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;
4.
The Adviser discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of the applicable independent valuation firm; and
5.
For Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. During the year ended December 31, 2025, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

•
available current market data, including relevant and applicable market trading and transaction comparables,
•
applicable market yields and multiples,
•
security covenants,
•
seniority of investments in the investee company’s capital structure,
•
call protection provisions,
•
information rights,
•
the nature and realizable value of any collateral,
•
the portfolio company’s ability to make payments,
•
earnings and discounted cash flows,
•
the markets in which the portfolio company does business,
•
comparisons of financial ratios of peer companies that are public,
•
M&A comparables,
•
our principal market (as the reporting entity), and
•
enterprise values, among other factors.

Because there is not a readily available market value for most of the investments in our portfolio, substantially all of our portfolio investments are valued at fair value as determined in good faith by our investment adviser, as the valuation designee, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values that we may ultimately realize.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

Fair Value Measurements

The Fund follows guidance in ASC 820, where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may differ materially from the values that would be received upon an actual disposition of such investments.

See Notes 2 and 4 to the consolidated financial statements for additional information regarding the fair value of our financial instruments.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio. For additional information concerning potential impact on our business and our operating results, see "Risk Factors."

Investment Valuation Risk

Because there is not a readily available market value for most of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by our Board of Trustees based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our Board of Trustees to assist in the valuation of each portfolio investment without a readily available market quotation (with certain de minimis exceptions). Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Estimates” as well as Notes 2 and 4 to our consolidated financial statements for the year ended December 31, 2025, for more information relating to our investment valuation.

Interest Rate Risk

Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

As of December 31, 2025, 97% of our debt portfolio investments bore interest at variable rates, which generally are SOFR based (or based on an equivalent applicable currency rate) and typically have durations of one to six months after which they reset to current market interest rates, and many of which are subject to certain floors. Our SPV Financing Facilities generally bear interest at SOFR rates subject to certain interest rate floors. Our Unsecured Notes, which bear interest at fixed rates, are hedged by entering into fixed to floating interest rate swaps, in order to align the interest rates of our liabilities in our investment portfolio.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

The following table shows the estimated annual impact on net investment income of base rate changes in interest rates (considering interest rate flows for variable rate instruments) to our loan portfolio and outstanding debt as of December 31, 2025, assuming no changes in our investment and borrowing structure:

Basis Point Change	Net Investment Income	Net Investment Income Per Share
(in millions)
Up 200 basis points	$273.7	$0.45
Up 150 basis points	205.2	0.34
Up 100 basis points	136.8	0.23
Up 50 basis points	68.4	0.11
Down 50 basis points	(68.3)	(0.11)
Down 100 basis points	(136.5)	(0.23)
Down 150 basis points	(204.5)	(0.34)
Down 200 basis points	(269.9)	(0.45)

We may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

Investment Objectives and Strategies

We were formed on December 4, 2020, as a Delaware statutory trust. We were organized to invest primarily in originated loans and other securities, including syndicated loans, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA.

We have elected to be regulated as a BDC under the 1940 Act. We also have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are required to comply with certain regulatory requirements. Unless otherwise noted, all the information in this section is presented in thousands, except share and per share data.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which we generally define as companies with more than $75 million in EBITDA, as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of our investments will be in private U.S. companies (subject to compliance with the BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. Our portfolio may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Apollo funds. From time to time, we may co-invest with other Apollo funds.

Most of the debt instruments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. These securities, which are often referred to as “junk” or “high yield”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to the Fund’s business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful. We use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risk Related to Debt Financing.” Our investment strategy is expected to capitalize on Apollo’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Apollo’s reputation and ability to transact in scale with speed and certainty, and its longstanding and extensive relationships with private equity firms that require financing for their transactions.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Rating or lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch Ratings, Inc.). We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in CLOs and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Our investments are subject to a number of risks. See “Risk Factors.”

The Adviser and the Administrator

The Fund’s investment activities are managed by Apollo Credit Management, LLC, an investment adviser registered with the SEC under the Advisers Act. Pursuant to the Advisory Agreement, the Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

Apollo Credit Management, LLC, as our Administrator, pursuant to the Administration Agreement, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Adviser is an affiliate of Apollo and is led by substantially the same investment personnel as Apollo. As such, our Adviser has access to the broader resources of Apollo, subject to Apollo’s policies and procedures regarding the management of conflicts of interest.

Founded in 1990, Apollo is a high-growth, global alternative asset manager and retirement services provider. Apollo conducts its business primarily in the U.S. through the following three reportable segments: asset management, retirement services and principal investing. These business segments are differentiated based on the investment services they provide as well as varying investing strategies. Through its asset management business, Apollo raises, invests and manages funds, accounts and other vehicles, on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds and insurance companies, as well as other institutional and individual investors. Apollo’s retirement services business is conducted by Athene, a leading financial services company that specializes in issuing, reinsuring and acquiring retirement savings products for the increasing number of individuals and institutions seeking to fund retirement needs. As of December 31, 2025, Apollo had total AUM of $938 billion and a team of 6,140 employees, including 2,010 employees of Athene and 600 employees of Bridge Investment Group Holdings Inc.

Apollo manages the leading alternative credit business with $749 billion in credit AUM and more than 590 investment professionals across an array of corporate, asset-backed and insurance-related investment strategies. The Fund benefits from its affiliation with Apollo as a scaled direct lending platform with over $450 billion of dedicated corporate credit AUM. Apollo’s corporate credit business dates back over twenty years, with a heritage as one of the largest managers of syndicated loans. Over the course of decades, Apollo has built incumbency with thousands of leveraged loan issuers, many of which are backed by the largest blue-chip private equity sponsors. Today, Apollo has established over 4,000 lending relationships. Incumbency and scale enable Apollo to source and deliver attractive lending opportunities for its investor clients. In 2025, Apollo and its affiliates originated $60 billion in direct lending transactions.

Apollo’s investment philosophy is centered on the ethos that “purchase price matters,” allocating capital to the best risk-reward investment opportunities throughout market and economic cycles. Apollo’s focus on alternative asset investing seeks to deliver excess return per unit of risk at all points across the investment spectrum. Investors in the Fund’s Common Shares also benefit from significant alignment of interest with Apollo since, through Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest alongside the Fund.

Our objective is to bring Apollo’s leading credit investment platform to the non-exchange traded BDC industry.

Market Opportunity

Apollo believes there is an ongoing structural shift to private financing alternatives for borrowers of all sizes, including large private U.S. corporations. This trend is being driven by ongoing shifts in public credit market structure that have given rise to periods of uncertainty, as well as changes in the banking industry driven by continued tightening of regulations.

Due to ongoing evolution in banks’ regulatory environment and increasing capital requirements, bank lending to many non-investment grade borrowers has moved toward an originate to distribute model, where banks often seek to retain minimal amounts of the loans on their own balance sheet. The buyer base for syndicated loans is primarily comprised of loan mutual funds and CLOs. Loan mutual funds are open-ended investment structures and therefore subject to outflows which can limit their reliability as a source of capital to borrowers. Similarly, formation patterns for CLOs are uncertain with finite reinvestment periods and various other structural limitations on the types of borrowers they will typically target. The result is that available capital in public credit markets may not always be reliable. In contrast, direct lending platforms such as Apollo are able to lead transactions and deliver financing solutions at all points through the cycle, regardless of market environment. For borrowers, negotiating with a single or only a small handful of lenders on a bilateral basis allows for more efficient execution and increased confidentiality versus a syndicated approach. Direct lenders are also able to tailor their financing solutions for borrowers’ specific circumstances or to address their specific needs, such as through the provision of revolving credit lines and delayed draw term loans, as unfunded commitments are often difficult for mutual funds and CLOs to hold.

While cyclical dynamics have accelerated growth in the opportunity, we believe the trend toward private lending solutions is a long-term trend, particularly among larger private corporate borrowers. Scaled direct lenders who are able to originate with speed and speak for size are able to act as solution providers to borrowers by addressing the challenges that have come to be associated with accessing the traditional avenues of public markets or bank lending. As the private debt market has grown in size and sophistication, firms such as Apollo have been able to bring these benefits to larger borrowers who traditionally would have had limited options away from syndicated bank loan markets. In exchange for providing these benefits, direct lending solutions are often able to command a yield premium over other sources of capital while taking top-of-the-capital structure, senior secured risk with significant subordination. Given its long tenure as an institution, its expertise in credit investing broadly and incumbency with hundreds of sponsors or thousands of issuers, we believe that Apollo is well positioned to capitalize on this opportunity.

Significant Addressable Market Size. The global leveraged finance market is over $5 trillion in size as of late 2025. Private credit has become an increasingly significant part with estimates of its size generally around $2 trillion. Historically there was a hard distinction between private and public credit markets, with the former largely synonymous with middle market lending. More recently, there has been a shift, with private lending becoming an increasingly favorable option versus public markets. Going forward, we believe the next phase of growth in private credit could be even more significant given the ongoing “privatization” of activities historically centered in the public markets. We believe this emerging private lending opportunity will be primarily associated with lending to larger private corporate borrowers who will increasingly rely on scaled direct lending platforms that are able to transact at the scale required to meet their needs.

Burgeoning “Large Cap” Lending Opportunity. Apollo believes there is a dearth of available alternative financing solutions for large corporate issuers outside of the broadly syndicated and high yield markets, despite a growing demand for flexible solutions. Large companies historically utilized banks to tap the public high yield and leveraged loan markets in order to meet their financing needs. Historically, banks typically held these bonds and loans on their own balance sheets, but over the last 15 years moved to an originate-to-distribute model because of increased regulatory burdens and capital charges. Today, banks generally arrange the financing for a company for a fee and syndicate the debt out to institutional investors. This mechanism for raising capital became increasingly stressed over the past few years as unstable market conditions and the uncertain economic backdrop caused investors and arranging banks to retrench from the market. Primary public debt markets for sub-investment grade companies are sensitive to market conditions and bank appetite to provide funding to many large issuers falters in volatile markets, like we experienced during COVID-19 and across 2022. For example, in 2022, volatile market conditions led to sharp year-over-year declines in both leveraged loan and high yield primary issuance, leaving the private market as the only viable financing option for a swath of large borrowers. Apollo believes that this type of opportunity is only accessible to scaled alternative asset managers with significant relationships and cycle-tested investing expertise, and that the Fund is therefore well-positioned to capitalize on the growing opportunity set.

Proprietary Sourcing Engine Drives Direct Origination. Across its global platform, Apollo has found that deal flow is often driven by relationships, and that having a strong reputation and an established network can ultimately lead to exclusive investment opportunities. Apollo’s corporate credit business maintains coverage of over 4,000 corporate issuers worldwide. As a result, members of the corporate credit team are in frequent dialogue with management teams and intermediaries, enabling visibility into a given company’s financing needs as well as opportunities to organically grow existing lending relationships. The size and scale of our liquid credit businesses have become increasingly important given the trend from public to private lending, particularly among larger corporate borrowers. Apollo believes that its ability to leverage its incumbency to source deals directly with large corporate borrowers creates a meaningful barrier to entry. We further augment these efforts with a dedicated sponsor coverage effort, that includes approximately three dozen professionals focused on origination and sourcing direct lending transactions. Importantly, Apollo’s credit business is one of the largest lending counterparties to Wall Street, with trading volume across credit products well in excess of $250 billion from 2021 to 2025. This level of trading volume often results in Apollo being provided with an early or first look from the dealer community, which Apollo believes will put the Fund in a position to access challenged syndications at attractive terms during periods of volatility. Through these various touchpoints, Apollo has established a combination of robust networks and proprietary relationships that it believes will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

Apollo’s Status as a Preferred Lending Counterparty. Apollo has developed a reputation as an attractive lending partner due to its scale and ability to design creative capital solutions across capital structures, particularly in complex situations. The Fund will have the opportunity to participate alongside other Apollo funds and accounts when it underwrites and commits to large transactions, streamlining the execution process for borrowers and enabling them to only interface with a single counterparty, due to the breadth and scale of Apollo’s capital base, which for this purpose includes numerous long-standing co-investment relationships and syndication capabilities with credit market investors. Being the sole or primary lender in size also facilitates alignment and a partnership mentality that is differentiated from traditional lending relationships. Additionally, our underwriting and structuring ability coupled with company and sector-specific insights across the Apollo platform is expected to enable Apollo to embrace complexity and provide bespoke capital solutions tailored to borrowers’ unique financing needs, including greater certainty of funding at specified terms or within compressed timetables. Apollo believes that the Fund augments Apollo’s ability to leverage its reputation as a preferred lending partner to selectively source proprietary opportunities in large corporate direct lending. Based on our experience in the large corporate direct lending market, we believe that the Fund has an advantage in its ability to provide capital in scale with greater certainty of closing as well as to deliver strategic partner-like benefits.

Strong Alignment with Apollo Balance Sheet Capital. Since its merger with Athene, Apollo is often among the largest investors in its own funds, including direct lending funds which co-invest alongside the Fund. As a result, the Fund and Apollo will generally be aligned with similar exposure to underlying direct lending investments. Apollo balance sheet capital refers to the insurance company balance sheet of its retirement services business, Athene, as well as commitments directly from Apollo.

Strong Apollo Sponsorship and Integrated Business Model. Apollo operates its global franchise as an integrated investment platform, leveraging the same monitoring and risk management capabilities across Apollo’s credit business. In the process of screening, executing and monitoring investments across businesses, Apollo has developed valuable relationships with well-regarded sponsors, leading management teams, consultants and other intermediaries, which further drives high-quality deals and thoughtful insights during the investment process. Apollo believes the Fund will benefit from the wealth of knowledge, experience and capabilities across asset classes, industries and geographies at Apollo, which will widen the Fund’s lens and enable the Fund team to more successfully source, diligence and manage opportunities across market cycles.

The Board of Trustees

Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board of Trustees is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board of Trustees well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board of Trustees with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of six members, five of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.

Investment Selection

The Fund employs a sophisticated and disciplined approach with respect to sourcing, evaluating and executing prospective investments, consistent with how Apollo manages its funds’ investments across the Firm. Our process is defined by an emphasis on meaningful downside protection and the preservation of capital, which we will seek to achieve through extensive private equity-style due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on approach to driving value and managing investments throughout the ownership period. In this process, the Fund will leverage the collective knowledge and resources of Apollo’s credit investment professionals as well as Apollo’s integrated platform more broadly.

With an extensive team of experienced investment professionals, including seasoned portfolio managers, industry teams comprised of specialists within their respective sectors, product analysts with particular experience in private lending and workouts and investment professionals solely focused on sourcing and maintaining relationships within the capital markets community, Apollo has a combination of robust networks and strategic relationships that we believe will enable the Fund to source highly attractive opportunities, often on a proprietary basis.

Credit Selection and Enhanced Due Diligence. Consistent with Apollo’s value-orientation, the Fund intends to take a conservative investment approach, employing a rigorous, bottom-up, private equity-style approach to underwriting prospective investment opportunities. Our approach to credit selection tends to emphasize investments in mature companies in defensive sectors which typically exhibit a lower degree of cyclicality than the broader economy. This focus includes backing experienced management teams and business models that have established a strong position within their respective markets. We seek to leverage insights from across the breadth of Apollo’s investing activities to drive better outcomes, drawing on the expertise and extensive network of relationships that our investment professionals have established in their respective industries. We seek to pursue investments in companies with strong market share, sufficient pricing power, commitment to de-leveraging, strong management teams and sufficient equity support from sponsors and management. Our analysis includes gathering relevant information regarding the company, its customers, suppliers and competitors, using a combination of legal, regulatory, accounting and industry reports, alongside the many resources of Apollo’s platform. Given the direct, bilateral nature of the relationship between lender and borrower, firms specializing in private credit such as Apollo are able to benefit from a comprehensive relationship with their portfolio companies that enables extensive due diligence and enhanced ongoing monitoring.

Emphasis on Downside Protection. The Fund is focused on pursuing a senior secured investing strategy comprised primarily of first lien loans to corporate borrowers. These loans typically detach at a 35-45% loan-to-value against the borrower’s enterprise value. This approach is designed to maximize recovery of principal in the event of underperformance.

Robust Structural Protections. Apollo has significant structuring experience and believes the Fund will be able to leverage the Apollo Credit platform’s incumbency and status as a preferred lending partner to bilaterally negotiate highly structured, senior secured loans that are tailored to address the unique risks of a given corporate borrower. In contrast with syndicated loan markets, private credit has the potential to produce better outcomes for lenders by allowing them to retain structural protections within the lending agreements with their borrowers. Direct lenders typically retain control of their credit documentation which is intended to limit their borrowers’ ability to incur additional indebtedness or to allow for value leakage ahead of senior debt. The Fund intends to invest primarily in senior term loans that, coupled with robust covenant packages restricting incremental debt incurrence and restricting payments, are intended to provide downside protection in the form of a priority, undiluted claim on underlying collateral. Apollo believes that due to Apollo’s experience with its managed funds investing across the capital structure, the Fund will be able to consider investment structures that are different, and oftentimes more complex, than other investors. Our disciplined approach to transaction structuring is intended to mitigate risk in the event of adverse outcomes.

Portfolio Construction. We also seek to minimize the risk of loss through portfolio construction. Our approach seeks to avoid outsized industry concentration, particularly to more cyclical industries. We also seek to avoid outsized exposure to any individual borrower. We believe that a more granular portfolio helps to mitigate the risk of loss.

High Degree of Selectivity. Apollo believes that credit selectivity in every market environment is a critical driver of performance. In recent years, Apollo has closed on just 10-15% of direct lending opportunities that it evaluated. By virtue of our value-driven investment approach emphasizing downside protection, Apollo’s corporate credit business has experienced a 0.1% annual average default rate, as compared to a 2.3% annual average default rate within the broader leveraged loan market. Even in an event of default, Apollo’s corporate credit business has seen substantially higher recovery rates as compared to the broader market, experiencing a

72% recovery rate as compared to 48% for the broader leveraged loan market. Given the size of the market opportunity in large corporate direct lending, Apollo believes that the Fund is well-positioned to exercise quality credit selection in any market environment.

Institutionalized Monitoring and Risk Management Capabilities. Across its platform, Apollo employs a disciplined and rigorous approach to ongoing monitoring. Because Apollo is expected to be the sole or largest lender to a borrower, the Fund expects to benefit from having driven the diligence process and structuring of covenants and loan documents. Direct lenders generally benefit from increased transparency, communication and coordination with borrowers. Apollo will seek to maintain active dialogue with the management team and/or sponsor throughout the life of the investment, reviewing financial information and other data in depth. Should such a deteriorating situation arise, the investment would be put on a watchlist and would undergo enhanced monitoring and an independent review. If the situation were to progress to a full workout, Apollo has an in-house distressed credit team that can assist in seeking to stabilize the situation. The Fund will manage the risks associated with the Fund’s investments through portfolio construction, continued monitoring and evaluation. Apollo has devoted significant resources in the development of a sophisticated, integrated infrastructure designed to support the investment and risk management process. This includes proprietary systems for the monitoring, accounting and compliance aspects of Apollo’s portfolios, along with trading, clearing and settlement of assets.

Valuation Process. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Fund’s investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board of Trustees. The Adviser, as “valuation designee”, is responsible for determining the fair value of our portfolio investments, subject to the oversight of the Board of Trustees. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, the Adviser typically utilizes independent third party valuation firms to assist us in determining fair value of such investments in good faith, based on procedures adopted by and subject to the oversight of the Board of Trustees. As of December 31, 2025, independent third party valuation firms performed their procedures over most of our investments for which market quotations are not readily available.

When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). Investments for which market quotations are readily available are recorded at such market quotations.

Managerial Assistance. As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies, except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Apollo Advantage program. The Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.

Investments

Fair Value Measurement and Disclosures

The following table shows the composition of our investment as of December 31, 2025, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$24,310,842	$24,441,482	$—	$5,843,088	$18,598,394
Second Lien Secured Debt	33,700	5,235	—	5,235	—
Unsecured Debt	45,544	45,525	—	10,448	35,077
Common Equity/Interests	18,084	15,993	—	—	15,993
Preferred Equity	6,255	7,393	—	—	7,393
Total Investments before Cash Equivalents	$24,414,425	$24,515,628	$—	$5,858,771	$18,656,857
Money Market Fund	$227,502	$227,502	$227,502	$—	$—
Total Cash Equivalents	$227,502	$227,502	$227,502	$—	$—
Total Investments after Cash Equivalents	$24,641,927	$24,743,130	$227,502	$5,858,771	$18,656,857
Currency swaps	$—	$7,947	$—	$7,947	$—
Interest rate swaps	—	56,888	—	56,888	—
Foreign currency forward transactions	—	(27,819)	—	(27,819)	—
Total Assets and Liabilities at Fair Value	$24,641,927	$24,780,146	$227,502	$5,895,787	$18,656,857

The following table shows the composition of our investment as of December 31, 2024, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

				Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$14,565,460	$14,542,450	$—	$3,350,919	$11,191,531
Second Lien Secured Debt	36,810	5,723	—	—	5,723
Unsecured Debt	96	103	—	103	—
Common Equity/Interests	766	832	—	—	832
Preferred Equity	6,206	6,427	—	—	6,427
Total Investments before Cash Equivalents	$14,609,338	$14,555,535	$—	$3,351,022	$11,204,513
Money Market Fund	$154,584	$154,584	$154,584	$—	$—
Total Cash Equivalents	$154,584	$154,584	$154,584	$—	$—
Total Investments after Cash Equivalents	$14,763,922	$14,710,119	$154,584	$3,351,022	$11,204,513
Currency swaps	$—	$11,740	$—	$11,740	$—
Interest rate swaps	—	(22,459)	—	(22,459)	—
Foreign currency forward transactions	—	34,954	—	34,954	—
Total Assets and Liabilities at Fair Value	$14,763,922	$14,722,614	$154,584	$3,363,517	$11,204,513

The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2025:

	Year Ended December 31, 2025
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/Interests	Preferred Equity	Total
Fair value as of December 31, 2024	$11,191,531	$5,723	$—	$832	$6,427	$11,204,513
Net realized gains (losses)	76,109	(33,842)	31	—	—	42,298
Net change in unrealized gains (losses)	148,481	31,087	(39)	(2,135)	896	178,290
Net amortization on investments	31,967	—	53	—	—	32,020
Purchases, including capitalized PIK (3)	11,710,420	—	57,832	17,346	70	11,785,668
Sales (3)	(4,218,296)	(2,968)	(22,800)	(50)	—	(4,244,114)
Transfers out of Level 3 (1)	(341,818)	—	—	—	—	(341,818)
Transfers into Level 3 (1)	—	—	—	—	—	—
Fair value as of December 31, 2025	$18,598,394	$—	$35,077	$15,993	$7,393	$18,656,857
Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2025	$121,651	$—	$(39)	$(2,135)	$896	$120,373

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.
(2)
Includes unfunded commitments measured at fair value of $(32,498).
(3)
Includes reorganizations and restructuring of investments.

The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2024:

	Year Ended December 31, 2024
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/Interests	Preferred Equity	Total
Fair value as of December 31, 2023	$5,356,090	$$28,808	$—	$624	$33	$5,385,555
Net realized gains (losses)	23,813	—	—	—	—	23,813
Net change in unrealized gains (losses)	(83,210)	(20,421)	—	(61)	286	(103,406)
Net amortization on investments	25,179	(163)	—	—	—	25,016
Purchases, including capitalized PIK (3)	7,915,447	—	—	269	6,108	7,921,824
Sales (3)	(2,152,326)	(2,501)	—	—	—	(2,154,827)
Transfers out of Level 3 (1)	(27,388)	—	—	—	—	(27,388)
Transfers into Level 3 (1)	133,926	—	—	—	—	133,926
Fair value as of December 31, 2024	$11,191,531	$5,723	$—	$832	$6,427	$11,204,513
Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2024	$(70,643)	$(20,421)	$—	$(61)	$286	$(90,839)

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.
(2)
Includes unfunded commitments measured at fair value of $(103,811).
(3)
Includes reorganizations and restructuring of investments.

The following tables summarize the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of December 31, 2025 and December 31, 2024. In addition to the techniques and inputs noted in the tables below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather to provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2025 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$16,295,125	Discounted Cash Flow	Discount Rate	6.1%	—	48.2%	9.0%
	2,250,700	Transactional Value	Cost	N/A		N/A	N/A
	45,807	Asset Recoverability	Recoverability %	0.0%	—	100.0%	55.5%
	6,762	Market Comparable Technique	Comparable Multiple	0.5x	—	9.0x	4.8x
Second Lien Secured Debt	—	Transactional Value	Cost	N/A		N/A	N/A
	—	Market Comparable Technique	Comparable Multiple	N/A		N/A	N/A
Unsecured Debt	35,077	Transactional Value	Cost	N/A		N/A	N/A
Common Equity/Interests	2,140	Market Comparable Technique	Comparable Multiple	1.3x	—	20.0x	11.7x
	13,853	Transactional Value	Cost	N/A		N/A	N/A
Preferred Equity	99	Transactional Value	Cost	N/A		N/A	N/A
	131	Market Comparable Technique	Comparable Multiple	1.3x	—	16.5x	8.9x
	7,163	Discounted Cash Flow	Discount Rate	11.6%	—	12.6%	12.1%
Total Level 3 Investments	$18,656,857

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2024 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$9,424,822	Discounted Cash Flow	Discount Rate	6.6%	—	21.5%	9.8%
	1,741,796	Transactional Value	Cost	N/A		N/A	N/A
	24,840	Asset Recoverability	Recoverability %	0.0%	—	88.5%	52.0%
	73	Single Broker Quote	Single Broker Quote	N/A		N/A	N/A
Second Lien Secured Debt	5,723	Asset Recoverability	Recoverability %	20.8%	—	20.8%	20.8%
Common Equity/Interests	832	Market Comparable Technique	Comparable Multiple	8.0x	—	20.0x	10.9x
Preferred Equity	6,378	Market Comparable Technique	Comparable Multiple	0.1x	—	17.8x	0.7x
	49	Transactional Value	Cost	N/A		N/A	N/A
Total Level 3 Investments	$11,204,513

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The significant unobservable inputs used in the fair value measurement of the Fund’s debt and equity securities are primarily EBITDA comparable multiples and market discount rates. The Fund typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Fund uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Fund also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.

Investment Transactions

For the year ended December 31, 2025, purchases of investments on a trade date basis were $17,690,542. For the year ended December 31, 2025, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $8,009,276.

For the year ended December 31, 2024, purchases of investments on a trade date basis were $11,440,248. For the year ended December 31, 2024, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $3,575,893.

PIK Income

The Fund holds loans and other investments, including certain preferred equity investments, that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the year ended December 31, 2025, PIK income earned was $42,249. During the years ended December 31, 2024 and 2023, PIK income earned was $17,179 and $11,383, respectively.

The following table shows the change in capitalized PIK balance for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
PIK balance at beginning of period	$32,549	$13,026	$5,333
PIK income capitalized	40,682	19,523	7,879
Adjustments due to investments exited or written off	(2,578)	—	—
PIK income received in cash	—	—	(186)
PIK balance at end of period	$70,653	$32,549	$13,026

Allocation of Investment Opportunities

General

Apollo, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Apollo may establish.

The Adviser and its affiliates will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which are likely in certain circumstances to limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

The Fund, the Adviser and certain affiliates received an exemptive order from the SEC on May 14, 2025, that permits us, among other things, to co-invest with other funds and accounts managed by the Adviser or its affiliates, subject to certain conditions. Certain types of negotiated co-investments may be made only in accordance with the Order from the SEC permitting the Fund to do so. Pursuant to the requirements of the Order, the Board of Trustees, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees, has approved co-investment policies and procedures describing how the Fund will comply with the Order. Further, the Adviser has adopted the Adviser Allocation Policy which is designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Pursuant to the Adviser Allocation Policy, the Fund will be given the opportunity to participate in any investments that fall within certain criteria established by the Adviser. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). If the Adviser determines that the investment is not appropriate for us, the investment will not be allocated to us.

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in large private U.S. borrowers. As a result of these new entrants, competition for investment opportunities in large private U.S. borrowers may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in large private U.S. borrowers is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is non-exchange traded BDC, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The Investment Team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).

Senior Securities

As of December 31, 2025 and December 31, 2024, the aggregate principal amount of indebtedness outstanding was approximately $9.5 billion and $5.0 billion, respectively.

Additional information about our senior securities is included in “Item 8. Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 11. Senior Securities Table” of our audited consolidated financial statements for the year ended December 31, 2025 included herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2025 for each portfolio company in which the Fund had an investment. Percentages shown for class of securities held by the Fund represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board of Trustees approved the valuation of the Fund’s investment portfolio, as of December 31, 2025, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Fund’s documented valuation policy that has been reviewed and approved by the Board of Trustees, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Fund’s investments, see the Fund’s financial statements included in this prospectus.

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Companies less than 5% owned
48forty Solutions	800 Held Dr, Northampton, PA 18067	Paper & Forest Products	1st Lien	9.94%	9.94%	11/30/2029		7,553	7,256	3,021	0.0%	(7)(10)
Accel International	508 N. Colony Street, Meriden, CT 06450	Aerospace & Defense	1st Lien	8.22%	S+450, 0.50% Floor	4/26/2032		187,003	186,010	187,470	0.0%	(4)(7)
Accela	2633 Camino Ramon Suite 500, San Ramon, CA 94583	Software	1st Lien	9.72%	S+600, 0.75% Floor	9/3/2030			(23)	—	0.0%	(4)(7)(8)
Accela	2633 Camino Ramon Suite 500, San Ramon, CA 94583	Software	1st Lien	8.47%	S+475, 0.75% Floor	9/3/2030		18,149	17,880	18,149	0.0%	(7)(8)
Accelerate Learning	5177 Richmond Ave. #800, Houston, TX 77056	Diversified Consumer Services	1st Lien	11.09%	S+250 Cash plus 4.75% PIK, 1.00% Floor	3/22/2029		2,524	2,431	2,432	0.0%	(4)(7)(8)(12)
Accelerate Learning	5177 Richmond Ave. #800, Houston, TX 77056	Diversified Consumer Services	1st Lien	11.09%	S+250 Cash plus 4.75% PIK, 1.00% Floor	3/22/2030		23,959	23,516	23,240	0.0%	(7)(8)(12)
Accelerate360	1955 Lake Park Drive, Suite 400, Smyrna, GA 30080	Media	1st Lien	9.93%	S+626, 1.00% Floor	2/11/2027		104,443	104,431	104,130	0.0%	(4)(7)(8)
Accelevation	235 S Pioneer Blvd, Springboro, OH 45066	Construction & Engineering	1st Lien	8.37%	S+450, 0.75% Floor	1/2/2031		11,793	11,607	11,821	0.0%	(4)(7)
Access Group	10 Oakwood Drive, Loughborough, LE11 3QF United Kingdom	Software	1st Lien	8.97%	SONIA+525, 0.00% Floor	6/28/2029		£42,000	50,481	53,358	0.0%	(2)(7)(11)
Acrisure	100 Ottawa Ave SW, Grand Rapids, MI 49503	Insurance	1st Lien	6.97%	S+325, 0.00% Floor	6/20/2032		4,975	4,963	4,987	0.0%
Actus Nutrition	7500 Flying Cloud Drive, Suite 500, Eden Prairie, MN 55344	Consumer Staples Distribution & Retail	1st Lien	8.25%	S+450, 0.00% Floor	7/9/2032		64,838	63,293	65,283	0.0%
Adevinta	Grensen 5, Oslo, Norway, 0159	Interactive Media & Services	1st Lien	6.78%	E+475, 0.00% Floor	5/29/2031		€212,000	232,112	249,765	0.0%	(2)(7)(8)(11)(12)
Advantice Health	7 East Frederick Place, Suite 100, Cedar Knolls, NJ 07927	Personal Care Products	1st Lien	8.87%	S+500, 0.75% Floor	4/2/2029		7,324	7,316	7,210	0.0%	(4)(7)
Advarra	6100 Merriweather Dr., Suite 600, Columbia, MD 21044	Health Care Providers & Services	1st Lien	9.77%	S+450, 0.75% Floor	9/15/2031		217,165	216,194	216,017	0.0%	(4)(7)(8)
AffiniPay	3700 N Capital of Texas Hwy, Suite 300, Austin, TX 78746	Financial Services	1st Lien	8.50%	S+475, 0.50% Floor	9/8/2031			(32)	(15)	0.0%	(4)(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
AffiniPay	3700 N Capital of Texas Hwy, Suite 300, Austin, TX 78746	Financial Services	1st Lien	8.25%	S+450, 0.50% Floor	9/8/2031		22,738	22,543	22,681	0.0%	(7)
AffiniPay	3700 N Capital of Texas Hwy, Suite 300, Austin, TX 78746	Financial Services	Preferred Equity	12.50%	Equity plus 12.50% PIK, 0.00% Floor	N/A		7,114,648 shares/units	5,940	7,115	1.8%
Affordable Care	629 Davis Drive, Suite 300, Morrisville, NC 27560	Health Care Providers & Services	1st Lien	9.77%	S+285 Cash plus 3.25% PIK, 0.75% Floor	8/2/2028		5,088	5,088	4,376	0.0%	(7)
AL GCX	200 Clarendon St, Boston, MA 02116	Oil, Gas & Consumable Fuels	1st Lien	5.98%	S+225, 0.50% Floor	12/17/2032		15,659	15,620	15,693	0.0%	(2)
AL GCX Fund VIII	200 Clarendon St, Boston, MA 02116	Oil, Gas & Consumable Fuels	1st Lien	5.82%	S+200, 0.50% Floor	1/30/2032		8,529	8,514	8,534	0.0%
Alcresta	130 Turner Street, Building 3, Suite 200, Waltham, MA 02453	Pharmaceuticals	Common Equity/ Partnership Interests	N/A	N/A	N/A		1,176 shares/units	1	120	0.0%	(7)(8)
Alcresta	130 Turner Street, Building 3, Suite 200, Waltham, MA 02453	Pharmaceuticals	Preferred Equity	N/A	N/A	N/A		116 shares/units	116	81	0.0%	(7)(8)
Alcresta	130 Turner Street, Building 3, Suite 200, Waltham, MA 02453	Pharmaceuticals	1st Lien	9.34%	S+550, 1.00% Floor	3/12/2030		8,688	8,558	8,601	0.0%	(7)(8)
Alcresta	130 Turner Street, Building 3, Suite 200, Waltham, MA 02453	Pharmaceuticals	1st Lien	9.24%	S+550, 1.00% Floor	3/12/2031		58	47	49	0.0%	(4)(7)(8)
Alera Group	3 Parkway North, Suite 500, Deerfield, IL 60015	Insurance	1st Lien	6.97%	S+325, 0.50% Floor	5/30/2032		34,414	34,253	34,618	0.0%	(8)
Alix Partners	909 Third Avenue, New York, NY 10022	Professional Services	1st Lien	5.72%	S+200, 0.00% Floor	8/12/2032		10,000	9,964	10,029	0.0%
All Star Healthcare	800 Fairway Dr. Suite 300, Deerfield Beach, FL 33441	Health Care Providers & Services	1st Lien	9.26%	S+550, 1.00% Floor	5/1/2030		9,343	9,192	9,294	0.0%	(4)(7)(8)
Alliance Ground International	9130 S. Dadeland Blvd. Datran 2 Suite 1801, Miami, FL 33156	Transportation Infrastructure	1st Lien	8.57%	S+490, 0.75% Floor	6/11/2027		17,992	17,922	17,902	0.0%	(7)
Alliance Laundry Systems	PO Box 990 Shepard Street, Ripon, WI 54971	Machinery	1st Lien	6.11%	S+225, 0.00% Floor	8/19/2031		16,775	16,733	16,867	0.0%
Alliant	18100 Von Karman Ave, 10th Floor, Irvine, CA 92612	Insurance	1st Lien	6.22%	S+250, 0.00% Floor	9/19/2031		40,495	40,319	40,632	0.0%
Allied Benefit Systems	200 W Adams St., Suite 500, Chicago, IL 60606	Health Care Providers & Services	1st Lien	8.73%	S+500, 0.75% Floor	10/31/2030		159,043	157,758	158,200	0.0%	(4)(7)(8)
Allied Universal	161 Washington Street, Suite 600, Conshohocken, PA 19428	Commercial Services & Supplies	1st Lien	6.97%	S+325, 0.00% Floor	8/20/2032		57,855	57,783	58,226	0.0%
Allwyn Entertainment Financing US LLC	125 High Street, Suite 1704, Boston, MA 02110	Hotels, Restaurants & Leisure	1st Lien	2.50%	S+250, 0.00% Floor	11/24/2032			(1,600)	(1,200)	0.0%	(2)(4)
Alpha FMC	60 Gresham Street, London, EC2V 7BB United Kingdom	Financial Services	1st Lien	8.45%	S+475, 0.00% Floor	8/30/2031		55,982	55,788	56,262	0.0%	(2)(7)(12)
Alpha FMC	60 Gresham Street, London, EC2V 7BB United Kingdom	Financial Services	1st Lien	8.49%	SONIA+475, 0.00% Floor	8/30/2031		£35,254	45,368	47,758	0.0%	(2)(4)(7)(11)(12)
Alpha FMC	60 Gresham Street, London, EC2V 7BB United Kingdom	Financial Services	1st Lien	6.87%	E+475, 0.00% Floor	8/30/2031		€18,790	20,770	22,137	0.0%	(2)(7)(11)(12)
Alteryx	17200 Laguna Canyon Road, Irvine, CA 92618	Software	1st Lien	9.72%	S+600, 0.75% Floor	3/19/2031		65,925	65,134	65,760	0.0%	(7)(8)
Alteryx	17200 Laguna Canyon Road, Irvine, CA 92618	Software	1st Lien	10.22%	S+650, 0.75% Floor	3/19/2031			(82)	(18)	0.0%	(4)(7)(8)
Altice USA	1 Court Square West, Long Island City, NY 11101	Diversified Telecommunication Services	1st Lien	6.10%	S+235, 0.00% Floor	7/13/2027		73,064	68,696	61,362	0.0%	(2)(4)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Altice USA	1 Court Square West, Long Island City, NY 11101	Diversified Telecommunication Services	1st Lien	8.25%	P+150, 0.00% Floor	4/15/2027		62,969	61,399	55,188	0.0%	(2)
AMAG	2205 W. 126th Street Unit B, Hawthorne, CA	Software	1st Lien	8.74%	S+500, 1.50% Floor	12/8/2031		30,000	29,421	29,506	0.0%	(4)(7)
American Bath	178 Glades Rd, Boca Raton, FL 33432	Building Products	1st Lien	8.97%	S+525, 0.00% Floor	7/8/2030		60,653	58,627	58,834	0.0%
American Restoration	300 Decker Drive, Suite 350, Irving, TX 75062	Construction & Engineering	1st Lien	8.97%	S+510, 1.00% Floor	7/24/2030		21,641	21,366	21,316	0.0%	(4)(7)(8)
Amey	Chancery Exchange, 10 Furnival Street, London EC4A 1AB United Kingdom	Transportation Infrastructure	1st Lien	9.26%	SONIA+550, 0.00% Floor	11/12/2031		£125,384	157,251	166,054	0.0%	(2)(7)(11)(12)
Amwins	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210	Insurance	1st Lien	5.97%	S+225, 0.75% Floor	1/30/2032		23,790	23,765	23,885	0.0%
Anaplan	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210	Software	1st Lien	8.32%	S+450, 0.75% Floor	6/21/2029		237,914	237,914	237,914	0.0%	(7)
Anaplan	4725 Piedmont Row Drive, Suite 600, Charlotte, NC 28210	Software	1st Lien	8.34%	S+450, 0.75% Floor	6/21/2028			—	—	0.0%	(4)(7)
Apex Group Treasury	Vallis Building, 58 Par-LaVille Road, Hamilton HM11 Bermuda	Financial Services	1st Lien	7.39%	S+350, 0.00% Floor	2/27/2032		14,616	14,547	13,812	0.0%	(2)
Arcadia	77 Sleeper St, Boston, MA 02210	Personal Care Products	1st Lien	6.97%	S+325, 0.00% Floor	12/15/2032		22,000	21,945	22,151	0.0%
Ardonagh	2 Minster Court, Mincing Lane, London, EC3R 7PD United Kingdom	Insurance	1st Lien	6.42%	S+275, 0.00% Floor	2/15/2031		34,738	34,567	34,731	0.0%	(2)
Arrowhead Engineered Products	3705 95th Ave. N.E., Blaine, MN 55014	Machinery	1st Lien	9.09%	S+265 Cash plus 2.75% PIK, 0.75% Floor	8/31/2028		10,444	10,444	7,755	0.0%	(7)
ASC Engineered Solutions	2001 Spring Road, Suite 300, Oak Brook, IL 60523	Construction & Engineering	1st Lien	8.59%	S+475, 0.75% Floor	7/10/2031		194,039	192,487	194,525	0.0%	(7)
ASC Engineered Solutions	2001 Spring Road, Suite 300, Oak Brook, IL 60523	Construction & Engineering	Common Equity/ Partnership Interests	N/A	N/A	N/A		100 shares/units	101	101	0.0%	(7)
ASDA	South Bank, Great Wilson Street, Leeds LS11 5AD United Kingdom	Consumer Staples Distribution & Retail	1st Lien	9.99%	SONIA+575, 0.00% Floor	10/22/2029		£116,902	141,127	154,460	0.0%	(2)(7)(8)(11)
ASDA	South Bank, Great Wilson Street, Leeds LS11 5AD United Kingdom	Consumer Staples Distribution & Retail	1st Lien	6.08%	E+400, 0.00% Floor	5/14/2031		€5,000	5,298	5,358	0.0%	(2)(8)(11)
AssetMark	1655 Grant Street, 10th Floor, Concord, CA 94520	Financial Services	1st Lien	6.42%	S+275, 0.00% Floor	9/5/2031		13,890	13,866	13,958	0.0%
Associa	5401 N. Central Expressway, Suite 300, Dallas, TX 75205	Real Estate Management & Development	1st Lien	10.70%	S+676, 1.00% Floor	7/2/2028		24,416	24,367	24,347	0.0%	(4)(7)
Astek	77‐81ter, rue Marcel Dassault 92100 Boulogne‐Billancourt, France	IT Services	1st Lien	8.77%	E+675, 0.00% Floor	4/25/2031		€70,919	74,395	82,299	0.0%	(2)(4)(7)(8)(11)(12)
Aston	265 Broadhollow Road Melville, NY 11747	Hotels, Restaurants & Leisure	1st Lien	5.00%	S+425, 0.75% Floor	5/28/2032			—	(114)	0.0%	(4)(7)(8)
Astound Broadband	650 College Rd E, Suite 3100, Princeton, NJ 08540	Media	1st Lien	7.33%	1.50% PIK	9/25/2029		27,408	21,638	21,226	0.0%
Astound Broadband	651 College Rd E, Suite 3100, Princeton, NJ 08540	Media	1st Lien	7.72%	S+400, 1.00% Floor	6/26/2029		408	404	408	0.0%	(4)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Asurion	1101 Church St., Nashville, TN 37203	Insurance	1st Lien	7.97%	S+425, 0.00% Floor	9/19/2030		18,271	18,150	18,287	0.0%
Athenahealth	Boston Landing, 80 Guest Street, Boston, MA 02135	Health Care Providers & Services	1st Lien	6.47%	S+275, 0.50% Floor	2/15/2029		26,715	26,516	26,799	0.0%
Authentic Brands	1411 Broadway, 21st Floor, New York, NY 10018	Textiles, Apparel & Luxury Goods	1st Lien	5.97%	S+225, 0.00% Floor	2/14/2032		29,169	29,103	29,231	0.0%
Authentic Brands	1411 Broadway, 21st Floor, New York, NY 10018	Textiles, Apparel & Luxury Goods	1st Lien	5.97%	S+225, 0.00% Floor	12/21/2028		57,538	57,329	57,696	0.0%
Avalara	906 Alaskan Wy #500, Seattle, WA 98104	Software	1st Lien	6.42%	S+275, 0.00% Floor	3/26/2032		33,470	33,294	33,653	0.0%
Avenu Insights	5860 Trinity Parkway, Suite 120, Centreville, VA 20120	IT Services	1st Lien	8.74%	S+475, 1.00% Floor	10/2/2029		17,244	16,966	16,976	0.0%	(4)(7)(8)
Avenu Insights	5860 Trinity Parkway, Suite 120, Centreville, VA 20120	IT Services	1st Lien	9.24%	S+525, 1.00% Floor	10/2/2029			(61)	(61)	0.0%	(4)(7)(8)
Avetta	3300 Triumph Blvd. Ste. 800, Lehi, UT 84043	Software	1st Lien	7.82%	S+415, 0.50% Floor	7/28/2031		63,399	62,805	63,399	0.0%	(4)(7)(8)
Avetta	3300 Triumph Blvd. Ste. 800, Lehi, UT 84043	Software	1st Lien	7.82%	S+415, 0.50% Floor	7/26/2030			(85)	—	0.0%	(4)(7)(8)
Avid Bioservices	14191 Myford Road, Tustin, CA 92780	Pharmaceuticals	1st Lien	9.59%	S+575, 1.00% Floor	2/5/2032		14,819	14,506	14,342	0.0%	(4)(7)
Avid Bioservices	14191 Myford Road, Tustin, CA 92780	Pharmaceuticals	1st Lien	9.59%	S+575, 1.00% Floor	2/5/2031			(128)	(150)	0.0%	(4)(7)
Avid Bioservices	14191 Myford Road, Tustin, CA 92780	Pharmaceuticals	Common Equity/ Partnership Interests	N/A	N/A	N/A		1,000 shares/units	1	1	0.1%	(7)
Avid Bioservices	14191 Myford Road, Tustin, CA 92780	Pharmaceuticals	Preferred Equity	N/A	N/A	N/A		99,000 shares/units	99	99	0.1%	(7)
Bausch Health	2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8	Health Care Equipment & Supplies	1st Lien	7.97%	S+425, 0.00% Floor	1/15/2031		17,223	17,149	17,426	0.0%	(2)
BDO USA	330 North Wabash Avenue, Suite 3200, Chicago, IL 60611	Professional Services	1st Lien	8.86%	S+500, 2.00% Floor	8/31/2028		192,309	190,039	191,847	0.0%	(7)(8)
BDO USA	330 North Wabash Avenue, Suite 3200, Chicago, IL 60611	Professional Services	1st Lien	8.27%	S+450, 2.00% Floor	8/31/2028		34,129	33,807	33,645	0.0%	(7)(8)
Beeline	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256	Software	1st Lien	8.94%	S+525, 0.75% Floor	5/2/2028		2,746	2,729	2,682	0.0%	(4)(7)(8)
Beeline	5011 Gate Parkway Building 100, Suite 250, Jacksonville, FL 32256	Software	1st Lien	6.30%	S+263 Cash plus 3.13% PIK, 0.75% Floor	5/2/2029		70,945	70,470	69,881	0.0%	(7)(8)
Berlin Packaging	525 West Monroe Street, Chicago, IL 60661	Containers & Packaging	1st Lien	7.24%	S+325, 0.00% Floor	6/7/2031		11,504	11,495	11,544	0.0%
Berry Global	101 Oakley St, Po Box 959, Evansville, IN 47710	Containers & Packaging	1st Lien	8.67%	S+500, 0.75% Floor	2/3/2032			(138)	(106)	0.0%	(4)(7)
Berry Global	101 Oakley St, Po Box 959, Evansville, IN 47710	Containers & Packaging	1st Lien	8.42%	S+475, 0.75% Floor	2/3/2032		20,696	20,417	20,542	0.0%	(7)
Best Trash	19430 FM 1093 Rd, Richmond, TX 77407	Commercial Services & Supplies	1st Lien	8.68%	S+475, 1.00% Floor	7/10/2031		28,842	28,488	28,646	0.0%	(4)(7)(8)
Biamp	9300 SW Gemini Dr, Beaverton, OR 97008	Technology Hardware, Storage & Peripherals	1st Lien	8.72%	S+500, 1.00% Floor	4/30/2030		41,230	40,504	39,351	0.0%	(4)(7)(8)
BiOrigin Specialty	44 Milton Avenue, Suite 307, Alpharetta, GA 30009	Paper & Forest Products	1st Lien	8.67%	S+500, 0.75% Floor	2/4/2031		19,850	19,588	19,451	0.0%	(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Blackfin	6th Floor 25 Farringdon Street, London, United Kingdom, EC4A 4AB	Construction & Engineering	1st Lien	6.75%	S+300, 0.00% Floor	9/29/2032		25,000	24,878	25,078	0.0%
BMC Software	2103 CityWest Boulevard Houston, TX 77042	Software	1st Lien	6.82%	S+300, 0.00% Floor	7/30/2031		18,115	18,083	18,089	0.0%
Boasso	615 Channelside Drive, Suite 206, Tampa, FL 33602	Ground Transportation	1st Lien	8.59%	S+475, 0.75% Floor	3/31/2028		326	325	287	0.0%	(4)(7)(8)
Boasso	615 Channelside Drive, Suite 206, Tampa, FL 33602	Ground Transportation	1st Lien	8.59%	S+475, 0.75% Floor	6/30/2028		39,526	38,925	39,091	0.0%	(4)(7)(8)
Bowlero	7313 Bell Creek Rd Mechanicsville, VA 23111	Leisure Products	1st Lien	7.25%	7.25%	10/15/2032		15,042	14,523	14,263	0.0%	(2)
Bowlero	7313 Bell Creek Rd Mechanicsville, VA 23111	Leisure Products	1st Lien	6.97%	S+325, 0.00% Floor	9/22/2032		13,054	12,959	12,826	0.0%	(2)
BOX Partners	2650 Galvin Drive, Elgin, IL 60124	Containers & Packaging	1st Lien	9.48%	S+576, 0.75% Floor	12/11/2028		7,607	7,607	5,705	0.0%	(7)
BradyPLUS	7055 Lindell Rd, Las Vegas, NV 89118	Containers & Packaging	1st Lien	7.19%	S+350, 0.00% Floor	12/29/2032		22,000	21,670	21,803	0.0%
Broadstreet Partners	580 North Fourth Street, Suite 560 Columbus, OH 43215	Insurance	1st Lien	6.47%	S+275, 0.00% Floor	6/13/2031		10,559	10,551	10,606	0.0%
Brookfield Infrastructure Partners	73 Front Street, 5th Floor, Hamilton, HM 12, Bermuda	Oil, Gas & Consumable Fuels	1st Lien	6.19%	S+225, 0.00% Floor	12/6/2030		9,063	9,088	9,094	0.0%
Busy Bees	10A Chandos Street, First Floor, London, England, W1G 9LE, United Kingdom	Diversified Consumer Services	1st Lien	8.47%	SONIA+475, 0.00% Floor	2/29/2032		£129,900	173,411	176,106	0.0%	(2)(11)(12)
Caesars Entertainment	100 W. Liberty St. 12th Floor, Reno, NV 89501	Hotels, Restaurants & Leisure	1st Lien	5.97%	S+225, 0.50% Floor	2/6/2031		21,246	21,278	21,087	0.0%	(2)
Calpine Corporation	717 Texas Avenue, Suite 1000, Houston, TX 77002	Independent Power & Renewable Electricity Producers	1st Lien	5.47%	S+175, 0.00% Floor	1/31/2031		14,862	14,860	14,878	0.0%
Cambrex	One Meadowlands Plaza, East Rutherford, NJ 07073	Life Sciences Tools & Services	1st Lien	8.58%	S+475, 0.75% Floor	3/6/2032			(77)	—	0.0%	(4)(7)
Cambrex	One Meadowlands Plaza, East Rutherford, NJ 07074	Life Sciences Tools & Services	1st Lien	8.22%	S+450, 0.75% Floor	3/5/2032		117,390	116,245	117,390	0.0%	(4)(7)
Cambrex	One Meadowlands Plaza, East Rutherford, NJ 07073	Life Sciences Tools & Services	1st Lien	8.58%	S+475, 0.75% Floor	3/5/2032			—	—	0.0%	(4)(7)
Camin Cargo	1001 Shaw Avenue, #300, Pasadena, TX 77506	Energy Equipment & Services	1st Lien	9.37%	S+550, 1.00% Floor	12/7/2029		34,159	33,600	33,778	0.0%	(4)(7)(8)
Camin Cargo	1001 Shaw Avenue, #300, Pasadena, TX 77506	Energy Equipment & Services	1st Lien	11.25%	P+450, 1.00% Floor	12/7/2029		2,539	2,462	2,496	0.0%	(4)(7)(8)
Carlisle Fluid Technologies	16430 N. Scottsdale Rd, Suite 400, Scottsdale, AZ, 85254	Machinery	1st Lien	10.22%	S+650, 1.00% Floor	10/2/2029		14,663	14,407	14,418	0.0%	(7)(8)
Catalent	14 Schoolhouse Road, Somerset, NJ 08873	Pharmaceuticals	1st Lien	8.73%	S+500, 0.75% Floor	12/18/2031		200,879	197,324	198,579	0.0%	(4)(7)(8)
Cenavera	9366 East Raintree Drive, Suite 101, Scottsdale, AZ 85260	Consumer Staples Distribution & Retail	1st Lien	10.25%	S+450, 0.75% Floor	10/1/2032		21,053	20,782	20,774	0.0%	(4)(7)
CenturyLink	100 CenturyLink Drive, Monroe, LA 71203	Diversified Telecommunication Services	1st Lien	6.18%	S+246, 2.00% Floor	4/16/2029		9,974	9,950	9,936	0.0%	(2)
Cerity Partners	99 Park Ave, 16th Floor, New York, NY 10016	Financial Services	1st Lien	8.17%	S+450, 0.75% Floor	7/28/2031		832	662	662	0.0%	(4)(7)
CFC Group	8 Bishopsgate, London EC2N 4BQ United Kingdom	Financial Services	1st Lien	7.16%	S+375, 0.00% Floor	7/1/2032		28,000	27,240	27,335	0.0%	(2)(12)
Chamberlain Group	300 Windsor Drive, Oak Brook, IL 60523	Building Products	1st Lien	6.47%	S+275, 0.00% Floor	9/8/2032		53,792	53,561	53,966	0.0%	(2)
Chernin Entertainment	12180 Millennium Drive Suite #500, Playa Vista, CA 90094	Entertainment	1st Lien	9.27%	S+560, 0.50% Floor	7/1/2027		82,906	82,073	82,491	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
CINC Systems	3055 Breckinridge Boulevard, Suite 310, Duluth, GA 30096	Software	1st Lien	9.47%	S+575, 0.75% Floor	1/18/2030			(15)	(4)	0.0%	(4)(7)(8)
CINC Systems	3055 Breckinridge Boulevard, Suite 310, Duluth, GA 30096	Software	1st Lien	8.97%	S+525, 0.75% Floor	1/18/2030		6,254	6,177	6,233	0.0%	(7)(8)
Circor	30 Corporate Drive, Suite 200, Burlington, MA 01803	Machinery	1st Lien	6.91%	S+300, 0.00% Floor	10/17/2031		24,317	24,225	24,504	0.0%	(8)
Citation Group	Kings Court, Water Lane, Wilmslow, SK9 5AR	Professional Services	1st Lien	8.48%	SONIA+475, 0.00% Floor	1/15/2032		£89,614	108,843	120,411	0.0%	(2)(4)(7)(11)(12)
Citation Group	Kings Court, Water Lane, Wilmslow, SK9 5AR	Professional Services	1st Lien	8.48%	BBSW+475, 0.00% Floor	1/15/2032	A$	4,737	3,110	3,153	0.0%	(2)(7)(11)(12)
Clanwilliam	Suite 17, Block A The Courtyard, Carmanhall Rd, Sandyford Business Park, Dublin, D18 K33C, Ireland	Software	1st Lien	7.33%	E+525, 0.00% Floor	3/12/2032		€233	388	112	0.0%	(2)(4)(7)(11)(12)
Clanwilliam	Suite 17, Block A The Courtyard, Carmanhall Rd, Sandyford Business Park, Dublin, D18 K33C, Ireland	Software	1st Lien	7.33%	E+525, 0.00% Floor	9/13/2032		€55,290	64,317	63,622	0.0%	(2)(4)(7)(11)(12)
Clarience Technologies	20600 Civic Center Dr, Southfield, MI 48076	Automobile Components	1st Lien	8.48%	S+475, 0.75% Floor	2/13/2032		219,064	217,628	216,406	0.0%	(4)(7)
Clarience Technologies	20601 Civic Center Dr, Southfield, MI 48076	Automobile Components	1st Lien	9.14%	S+475, 0.75% Floor	2/13/2031			(35)	(181)	0.0%	(4)(7)
CNSI	1600 Tysons Blvd, Suite 1000 McLean, VA 22102	Health Care Technology	1st Lien	9.17%	S+550, 0.50% Floor	12/17/2029		37,321	36,398	37,321	0.0%	(4)(7)(8)
CNSI	1601 Tysons Blvd, Suite 1000 McLean, VA 22102	Health Care Technology	1st Lien	9.42%	S+575, 0.50% Floor	12/17/2029		2,905	2,863	2,905	0.0%	(7)(8)
Cogentrix	13860 Ballantyne Corporate Place, Suite 300, Charlotte, NC 28277	Independent Power & Renewable Electricity Producers	1st Lien	5.97%	S+225, 0.00% Floor	2/26/2032		13,725	13,694	13,828	0.0%
Cohesity	2625 Augustine Dr Santa Clara, CA 95054	Software	1st Lien	7.77%	S+400, 0.00% Floor	12/9/2031		40,310	39,867	40,392	0.0%
CohnReznick	1301 Avenue of the Americas, 10th Floor, New York, NY 10019	Professional Services	1st Lien	7.17%	S+350, 0.00% Floor	3/31/2032		8,590	8,547	8,649	0.0%	(4)
Colonial	1000 Lake St, Alpharetta, GA 30009	Energy Equipment & Services	1st Lien	5.41%	S+175, 0.00% Floor	7/30/2032		10,973	10,929	10,977	0.0%
CommScope	3642 E US Highway 70, Claremont,NC 28610	Communications Equipment	1st Lien	8.47%	S+475, 2.00% Floor	12/17/2029		252,954	254,819	253,759	0.0%	(2)
CompTIA	3500 Lacey Road, Suite 100, Downers Grove, IL 60515	Software	1st Lien	8.67%	S+500, 0.75% Floor	1/9/2032		37,406	36,999	36,906	0.0%	(4)(7)(8)
Congruex	2595 CANYON BLVD. SUITE 400, Boulder, CO 80302	Multi-Utilities	1st Lien	10.49%	S+165 Cash plus 5.00% PIK, 0.75% Floor	5/3/2029		31,367	30,976	25,530	0.0%	(8)
CONSTELLATION AUTOMOTIVE	Form 2, 18 Bartley Way, Hook RG27 9XA, United Kingdom	Specialty Retail	1st Lien	8.37%	E+625, 0.00% Floor	4/3/2031		€8,869	9,494	10,527	0.0%	(2)(7)(11)(12)
CONSTELLATION AUTOMOTIVE	Form 2, 18 Bartley Way, Hook RG27 9XA, United Kingdom	Specialty Retail	1st Lien	10.00%	SONIA+625, 0.00% Floor	3/21/2031		£21,455	27,474	28,921	0.0%	(2)(7)(11)(12)
Consumer Cellular	9363 E Bahia Dr, Scottsdale, AZ 85260	Wireless Telecommunication Services	1st Lien	8.67%	S+500, 0.75% Floor	5/13/2032		94,529	93,633	94,765	0.0%	(4)(7)
Convergint	One Commerce Drive, Schaumburg, IL 60173	Commercial Services & Supplies	1st Lien	7.47%	S+375, 0.00% Floor	7/9/2032		26,319	26,209	26,418	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
CoreTrust	601 11th Ave N, Suite 700, Nashville, TN 37203	Commercial Services & Supplies	1st Lien	8.72%	S+500, 0.75% Floor	10/1/2029		43,109	42,387	42,611	0.0%	(4)(7)
Corpuls	Hauswiesenstraße 26, 86916 Kaufering, Germany	Health Care Equipment & Supplies	1st Lien	8.52%	E+650, 0.50% Floor	6/28/2030		€20,000	21,491	23,329	0.0%	(2)(4)(7)(8)(11)(12)
CorroHealth	6509 Windcrest Dr., Suite 165, Plano, TX 75024	Health Care Providers & Services	1st Lien	8.72%	S+500, 0.75% Floor	8/7/2031		43,539	42,874	42,734	0.0%	(4)(7)
Couchbase	3155 Olsen Dr suite 150, San Jose, CA 95117	Software	1st Lien	13.00%	13.00% PIK	9/24/2033		23,245	22,795	22,780	0.0%	(7)
Couchbase	3155 Olsen Dr suite 150, San Jose, CA 95117	Software	1st Lien	9.47%	S+575, 0.50% Floor	9/24/2031		152,685	150,460	150,395	0.0%	(7)
Couchbase	3155 Olsen Dr suite 150, San Jose, CA 95117	Software	1st Lien	9.47%	S+575, 0.50% Floor	9/24/2030			(193)	(204)	0.0%	(4)(7)
Coupa Software	1855 S. Grant Street, San Mateo, CA 94402	Software	1st Lien	9.34%	S+550, 0.75% Floor	2/27/2030			(37)	—	0.0%	(4)(7)(8)
Coupa Software	1855 S. Grant Street, San Mateo, CA 94402	Software	1st Lien	9.34%	S+550, 0.75% Floor	2/27/2029			(50)	—	0.0%	(4)(7)(8)
Coupa Software	1855 S. Grant Street, San Mateo, CA 94402	Software	1st Lien	9.09%	S+525, 0.75% Floor	2/27/2030		54,455	53,529	54,727	0.0%	(7)(8)
CQP	845 Texas Avenue, Houston, TX 77002	Oil, Gas & Consumable Fuels	1st Lien	5.67%	S+200, 0.50% Floor	12/31/2030		32,256	32,290	32,406	0.0%
Creative Artists Agency	2000 Avenue of the Stars, Los Angeles, CA 90067	Entertainment	1st Lien	6.22%	S+250, 0.00% Floor	10/1/2031		3,980	3,975	4,000	0.0%
Creative Planning	5454 W 110th St, Overland Park, KS 66211	Banks	1st Lien	5.72%	S+200, 0.00% Floor	5/17/2031		61,089	60,908	61,288	0.0%
Crete PA	4350 W Cypress St, Suite 100, Tampa, FL 33607	Financial Services	1st Lien	8.62%	S+475, 1.00% Floor	11/26/2030		46,454	46,072	45,630	0.0%	(4)(7)
Crete PA	4350 W Cypress St, Suite 100, Tampa, FL 33607	Financial Services	1st Lien	8.87%	S+500, 1.00% Floor	11/26/2030			(217)	(571)	0.0%	(4)(7)
Crunch Fitness	622 Third Avenue, 28th Floor New York, NY 10017	Hotels, Restaurants & Leisure	1st Lien	8.47%	S+475, 0.75% Floor	9/26/2031			(108)	—	0.0%	(4)(7)
Crunch Fitness	622 Third Avenue, 28th Floor New York, NY 10017	Hotels, Restaurants & Leisure	1st Lien	8.22%	S+450, 0.75% Floor	9/26/2031		176,223	176,212	176,664	0.0%	(7)
Culligan	Fourth Floor Abbots House, Abbey Street, Reading, Berkshire, United Kingdom, RG1 3BD	Household Products	1st Lien	6.87%	S+300, 0.50% Floor	7/31/2028		3,990	3,989	4,003	0.0%
Curia	24 Corporate Circle, Albany, NY 12203	Life Sciences Tools & Services	1st Lien	10.07%	S+300 Cash plus 3.25% PIK, 0.00% Floor	12/6/2029		204,841	201,838	199,208	0.0%	(7)
Databricks	160 Spear St, 15th Floor, San Francisco, CA 94105	Software	1st Lien	8.27%	S+450, 0.00% Floor	1/3/2031		124,873	124,335	127,058	0.0%	(4)
Databricks	160 Spear St, 15th Floor, San Francisco, CA 94105	Software	1st Lien	8.27%	S+450, 0.00% Floor	1/5/2032			—	—	0.0%	(4)(7)
Datavant	2222 West Dunlap Avenue, Suite 250 Phoniex, AZ 85021	Health Care Technology	1st Lien	8.47%	S+475, 0.75% Floor	9/2/2031		200,975	199,033	198,839	0.0%	(4)(7)
Datavant	2222 West Dunlap Avenue, Suite 250 Phoniex, AZ 85021	Health Care Technology	1st Lien	8.72%	S+500, 0.75% Floor	9/2/2031			(140)	—	0.0%	(4)(7)
Datavant	2222 West Dunlap Avenue, Suite 250 Phoniex, AZ 85021	Health Care Technology	1st Lien	8.47%	S+475, 0.75% Floor	8/30/2031			—	(78)	0.0%	(4)(7)
Delivery Hero	Oranienburger Strasse 70, Berlin, Baden‐Wurttemberg, 10117 Germany	Hotels, Restaurants & Leisure	Unsecured Debt	3.25%	3.25%	2/21/2030		€9,100	10,398	10,417	0.0%	(2)(8)(11)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Delivery Hero	Oranienburger Strasse 70, Berlin, Baden‐Wurttemberg, 10117 Germany	Hotels, Restaurants & Leisure	1st Lien	7.61%	K+500, 0.50% Floor	12/12/2029	₩	194,831,194	139,176	136,262	0.0%	(2)(8)(11)
Delivery Hero	Oranienburger Strasse 70, Berlin, Baden‐Wurttemberg, 10117 Germany	Hotels, Restaurants & Leisure	1st Lien	8.84%	S+500, 0.50% Floor	12/12/2029		4,962	4,918	4,989	0.0%	(2)(8)
Dental Care Alliance	6240 Lake Osprey Dr, Lakewood Ranch, FL 34240	Health Care Providers & Services	1st Lien	12.40%	12.40%	4/3/2028		2,397	2,397	1,822	0.0%	(7)(10)
DISH Network	9601 S Meridian Blvd, Englewood, CO 80112	Media	1st Lien	3.88%	3.88%	11/30/2030		19,028	45,550	63,706	0.0%	(2)
DISH Network	9601 S Meridian Blvd, Englewood, CO 80112	Media	1st Lien	10.75%	10.75%	11/30/2029		64,979	66,394	71,924	0.0%	(2)
Dr. Scholls	119 Cherry Hill Road, Parsippany, NJ 07054	Personal Care Products	1st Lien	8.97%	S+525, 1.00% Floor	11/1/2028		21,062	20,971	20,950	0.0%	(4)(7)(8)
Dragon Buyer	850 New Burton Road, Suite 201 Dover, DE 19904	Capital Markets	1st Lien	6.42%	S+275, 0.00% Floor	9/30/2031		6,305	6,278	6,317	0.0%
Duravant	3500 Lacey Road, Suite 290., Downers Grove, IL 60515	Machinery	1st Lien	6.92%	S+325, 0.00% Floor	11/26/2032		20,000	19,907	20,153	0.0%
DXC	2010 Main Street Suite 750, Irvine, CA 92614	Health Care Technology	1st Lien	8.37%	S+450, 0.50% Floor	7/24/2032		49,844	49,582	49,569	0.0%	(4)(7)
Dynagrid	725 East Jones Street, Lewisville, TX 75057	Construction & Engineering	1st Lien	8.42%	S+475, 1.00% Floor	2/13/2032		18,656	18,320	18,516	0.0%	(7)
EAB	2445 M Street NW, Washington, DC 20037	Professional Services	1st Lien	6.48%	S+275, 0.00% Floor	5/16/2028		4,200	4,169	3,488	0.0%	(4)(7)
EAB	2445 M Street NW, Washington, DC 20037	Professional Services	1st Lien	6.72%	S+300, 0.50% Floor	8/16/2030		58,755	58,548	52,387	0.0%
Eagle Railcar	9701 E. I-20. Eastland, TX 76448	Transportation Infrastructure	1st Lien	8.17%	S+450, 0.50% Floor	6/14/2032		112,376	111,698	113,220	0.0%	(4)(7)
Eating Recovery Center	7351 E. Lowry Blvd, Ste 200, Denver, CO 80230	Health Care Providers & Services	1st Lien	9.43%	9.43%	3/31/2030		2,028	3,979	2,028	0.0%	(4)(7)(10)
Eating Recovery Center	7351 E. Lowry Blvd, Ste 200, Denver, CO 80230	Health Care Providers & Services	1st Lien	10.43%	10.43%	3/29/2030		11,004	31,138	3,741	0.0%	(7)(10)
Edelman Financial Services	4000 Legato Road, 9th Floor, Fairfax, VA 22030	Capital Markets	1st Lien	6.72%	S+300, 0.00% Floor	4/7/2028		60,325	60,245	60,713	0.0%
EG Group	EG Waterside Head Office, Haslingden Rd, Guide, Blackburn BB1 2FA, United Kingdom	Specialty Retail	1st Lien	11.17%	S+750, 0.50% Floor	11/30/2028		118,022	115,162	125,398	0.0%	(2)(7)
EG Group	EG Waterside Head Office, Haslingden Rd, Guide, Blackburn BB1 2FA, United Kingdom	Specialty Retail	1st Lien	7.32%	S+350, 0.00% Floor	2/7/2028		5,015	5,008	5,041	0.0%	(2)
Emerson Climate Technologies	1675 Campbell Rd, Sidney, OH 45365	Building Products	1st Lien	6.12%	S+225, 0.00% Floor	8/4/2031		16,282	16,232	16,334	0.0%
Emerson Climate Technologies	1676 Campbell Rd, Sidney, OH 45365	Building Products	1st Lien	6.07%	S+225, 0.00% Floor	5/31/2030		3,141	3,135	3,152	0.0%
EmpiRx Health	155 Chestnut Ridge Rd Montvale, NJ 07645	Health Care Providers & Services	1st Lien	8.42%	S+475, 1.00% Floor	8/5/2029		20,000	19,808	19,800	0.0%	(7)
Encore	5100 N. River Road, Schiller Park, IL 60176	Commercial Services & Supplies	1st Lien	8.72%	S+500, 0.75% Floor	12/5/2029			(343)	(217)	0.0%	(4)(7)
Encore	5100 N. River Road, Schiller Park, IL 60176	Commercial Services & Supplies	1st Lien	8.72%	S+500, 0.75% Floor	12/5/2031		200,832	197,281	198,823	0.0%	(7)
Endeavor	9601 Wilshire Boulevard, Beverly Hills, CA	Hotels, Restaurants & Leisure	1st Lien	7.47%	S+375, 0.00% Floor	3/24/2028		40,607	40,423	40,607	0.0%	(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Endeavor	9601 Wilshire Boulevard, Beverly Hills, CA	Hotels, Restaurants & Leisure	1st Lien	6.72%	S+300, 0.00% Floor	3/24/2032		54,725	54,766	55,108	0.0%
Ensemble Health	11511 Reed Hartman Highway, Blue Ash, OH 45241	Health Care Providers & Services	1st Lien	6.84%	S+300, 0.00% Floor	8/1/2029		46,798	46,636	47,082	0.0%
Entertainment Partners	2950 N. Hollywood Way, Burbank, CA 91505	Entertainment	1st Lien	7.44%	S+361, 0.50% Floor	11/6/2028		3,751	3,692	2,699	0.0%
Enverus	2901 Via Fortuna, Building 6, Suite 100, Austin, TX 78746	Software	1st Lien	8.20%	S+450, 0.75% Floor	12/20/2032			(135)	(135)	0.0%	(4)(7)
Enverus	2902 Via Fortuna, Building 6, Suite 100, Austin, TX 78746	Software	1st Lien	8.20%	S+450, 0.75% Floor	12/18/2032		265,239	263,944	264,073	0.0%	(4)(7)
EP Wealth Advisors Inc.	21535 Hawthorne Boulevard, Suite 400 Torrance, CA 90503	Financial Services	1st Lien	6.67%	S+300, 0.00% Floor	10/18/2032		10,000	9,975	10,075	0.0%
Ergotron	1181 Trapp Road, Saint Paul, MN 55121	Household Products	Common Equity/ Partnership Interests	N/A	N/A	N/A		500 shares/units	50	43	0.0%	(7)
Ergotron	1181 Trapp Road, Saint Paul, MN 55121	Household Products	1st Lien	8.97%	S+525, 0.75% Floor	7/6/2028		8,831	8,744	8,764	0.0%	(7)
Escalent	17430 College Parkway, Livonia, MI 48152	Professional Services	1st Lien	9.67%	S+600, 1.00% Floor	4/7/2029		9,167	8,985	9,046	0.0%	(4)(7)(8)
Esdec	Strawinskylaan 567, 1077 XX Amsterdam, Netherlands	Electronic Equipment, Instruments & Components	1st Lien	8.52%	8.52%	8/30/2028		€62,693	67,984	36,102	0.0%	(2)(7)(8)(10)(11)
Esdec	Strawinskylaan 567, 1077 XX Amsterdam, Netherlands	Electronic Equipment, Instruments & Components	1st Lien	8.93%	8.93%	8/30/2028		708	296	343	0.0%	(2)(8)(10)
Evelyn	45 Gresham Street, London, EC2V 7BG, United Kingdom	Financial Services	1st Lien	9.27%	SONIA+525, 0.00% Floor	6/24/2031		£68,523	86,181	91,619	0.0%	(2)(4)(7)(8)(11)(12)
Everbridge	8300 Boone Blvd., Suite 800 Vienna, VA 22182	Software	1st Lien	8.98%	S+500, 0.75% Floor	7/2/2031		66,832	66,549	67,500	0.0%	(4)(7)(8)
Eversana	190 N Milwaukee St, Milwaukee, WI 53202	Pharmaceuticals	1st Lien	8.17%	S+450, 0.00% Floor	3/4/2032		37,442	37,055	36,755	0.0%
ExactCare	8333 Rockside Road, Valley View, OH 44125	Health Care Providers & Services	1st Lien	9.39%	S+550, 1.00% Floor	11/5/2029		39,864	39,009	39,864	0.0%	(4)(7)(8)
ExamWorks	3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305	Health Care Providers & Services	1st Lien	7.47%	S+375, 0.00% Floor	8/2/2028			(116)	(135)	0.0%	(4)(7)
ExamWorks	3280 Peachtree Road NE, Suite 2625, Atlanta, GA 30305	Health Care Providers & Services	1st Lien	6.22%	S+250, 0.50% Floor	11/1/2028		28,261	28,256	28,441	0.0%
Excelligence	4859 W Slauson Ave, STE 703, Los Angeles, CA 90056	Diversified Consumer Services	1st Lien	11.50%	P+475, 1.00% Floor	1/18/2030		2,170	1,982	1,627	0.0%	(4)(7)(8)
Excelligence	4859 W Slauson Ave, STE 703, Los Angeles, CA 90056	Diversified Consumer Services	1st Lien	9.42%	S+575, 1.00% Floor	1/18/2030		83,943	82,705	80,585	0.0%	(7)(8)
Exemplar Healthcare	Ferham House, Kimberworth Road, Rotherham, S61 1AJ, United Kingdom	Health Care Providers & Services	1st Lien	9.25%	SONIA+550, 0.00% Floor	9/30/2031		£50,400	65,880	66,238	0.0%	(2)(4)(7)(11)(12)
FE Fundinfo	30 Great Pulteney Street, London, United Kingdom W1F 9NN	Financial Services	1st Lien	9.60%	SONIA+587, 0.00% Floor	12/13/2027		£41,297	52,740	51,884	0.0%	(2)(4)(7)(11)(12)
Fertitta Entertainment	1510 West Loop South, Houston, TX 77027	Hotels, Restaurants & Leisure	1st Lien	6.97%	S+325, 0.50% Floor	1/27/2029		37,003	36,988	37,036	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
FGS Global	909 Third Avenue, 32nd Fl, New York, NY 10022	Professional Services	1st Lien	8.27%	S+450, 0.00% Floor	9/20/2031			(96)	(228)	0.0%	(4)(7)(12)
FGS Global	909 Third Avenue, 32nd Fl, New York, NY 10022	Professional Services	1st Lien	8.23%	S+450, 0.00% Floor	11/25/2031		61,788	60,970	60,861	0.0%	(7)(12)
First Student	191 Rosa Parks Street, 8th Floor, Cincinnati, OH 45202	Ground Transportation	1st Lien	6.17%	S+250, 0.00% Floor	8/15/2030		7,593	7,589	7,628	0.0%
First Student	191 Rosa Parks Street, 8th Floor, Cincinnati, OH 45202	Ground Transportation	1st Lien	6.17%	S+250, 0.50% Floor	8/15/2030		1,806	1,805	1,813	0.0%
Flutter Entertainment	Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, D04 V972, Ireland	Hotels, Restaurants & Leisure	1st Lien	5.67%	S+200, 0.50% Floor	6/4/2032		3,980	3,970	3,986	0.0%	(2)
FLYNN RESTAURANT GROUP	6200 Oak Tree Blvd #250, Independence, OH 44131	Hotels, Restaurants & Leisure	1st Lien	7.47%	S+375, 0.00% Floor	1/28/2032		6,965	6,932	7,002	0.0%
Focus Financial	875 3rd Avenue 28th Floor, New York, NY 10022	Capital Markets	1st Lien	6.22%	S+250, 0.00% Floor	9/15/2031		70,896	70,534	71,095	0.0%
Forterro	3 Cavendish Square, London, W1G 0LB, United Kingdom	Software	1st Lien	4.75%	SARON+475, 0.00% Floor	7/9/2029	₣	4,430	4,715	5,579	0.0%	(2)(7)(8)(11)(12)
Forterro	3 Cavendish Square, London, W1G 0LB, United Kingdom	Software	1st Lien	6.86%	E+475, 0.00% Floor	7/9/2029		€39,657	41,350	46,283	0.0%	(2)(4)(7)(8)(11)(12)
Forterro	3 Cavendish Square, London, W1G 0LB, United Kingdom	Software	1st Lien	6.85%	STIBOR+475, 0.00% Floor	7/9/2029	Skr	35,658	3,340	3,863	0.0%	(2)(7)(8)(11)(12)
Forterro	3 Cavendish Square, London, W1G 0LB, United Kingdom	Software	1st Lien	8.54%	SONIA+475, 0.00% Floor	7/9/2029		£3,847	4,925	5,172	0.0%	(2)(7)(8)(11)(12)
Fortis Fire	1515 Woodfield Road, Suite 630, Schaumburg, IL 60173	Industrial Conglomerates	Common Equity/ Partnership Interests	N/A	N/A	N/A		9 shares/units	90	112	0.2%	(7)(8)
Fortnox	Bollgatan 3b, Vaxjo, Sweden	Software	1st Lien	6.62%	STIBOR+475, 0.00% Floor	6/18/2032	Skr	658,610	67,248	71,083	0.0%	(2)(4)(7)(11)(12)
Froneri	Leeming Bar Industrial Estate, Northallerton, North Yorkshire, England	Food Products	1st Lien	6.45%	S+225, 0.00% Floor	9/30/2031		13,167	13,067	13,177	0.0%	(2)
Froneri	Leeming Bar Industrial Estate, Northallerton, North Yorkshire, England	Food Products	1st Lien	6.12%	S+225, 0.00% Floor	9/30/2032		9,500	9,479	9,513	0.0%	(2)
Funecap	17 Rue De L’Arrivée, 75015 Paris, France	Diversified Consumer Services	1st Lien	8.03%	E+600, 0.00% Floor	11/13/2032		€102,391	116,282	117,427	0.0%	(2)(4)(7)(11)(12)
G&A	17220 Katy Freeway, Suite 350, Houston, TX 77094	Professional Services	1st Lien	8.82%	S+500, 0.75% Floor	3/1/2031		2,532	2,464	2,519	0.0%	(4)(7)(8)
G&A	17220 Katy Freeway, Suite 350, Houston, TX 77094	Professional Services	1st Lien	8.57%	S+475, 0.75% Floor	3/1/2030			(25)	(4)	0.0%	(4)(7)(8)
G&A	17220 Katy Freeway, Suite 350, Houston, TX 77094	Professional Services	1st Lien	8.82%	S+500, 0.75% Floor	3/3/2031		26,295	25,983	26,229	0.0%	(7)(8)
G2CI	12950 Worldgate Dr #600, Herndon, VA 20170	Software	1st Lien	8.42%	S+475, 0.75% Floor	10/1/2029			(159)	—	0.0%	(4)(7)(8)
G2CI	12950 Worldgate Dr #600, Herndon, VA 20170	Software	1st Lien	8.42%	S+475, 0.75% Floor	9/30/2030		121,559	119,623	121,559	0.0%	(7)(8)
Gainwell	225 E. John Carpenter Fwy., Suite 500, Irving, TX 75062	Health Care Technology	1st Lien	7.77%	S+410, 0.75% Floor	10/1/2027		118,108	116,048	116,248	0.0%
Galaxy Service Partners	450 Park Ave, New York, NY 10022	Commercial Services & Supplies	1st Lien	8.63%	S+475, 1.00% Floor	10/17/2031		24,938	24,437	24,553	0.0%	(4)(7)
Galway	1 California Street, Suite 400, San Francisco, CA 94111	Insurance	1st Lien	8.19%	S+450, 0.75% Floor	9/29/2028		35,457	35,228	35,541	0.0%	(4)(7)(8)
Gannett	1675 Broadway, 23rd Floor, New York, NY 10019	Media	1st Lien	6.00%	6.00%	12/1/2031		500	525	706	0.0%	(2)(7)
Gannett	1675 Broadway, 23rd Floor, New York, NY 10019	Media	1st Lien	8.87%	S+500, 1.50% Floor	10/15/2029		179,967	177,875	178,787	0.0%	(2)(4)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
GardaWorld	2300 rue Emile-Bélanger, Saint-Laurent, Quebec, H4R 3J4, Canada	Commercial Services & Supplies	1st Lien	6.75%	S+300, 0.00% Floor	2/1/2029		31,351	31,213	31,523	0.0%	(2)
GAT	244 City Circle, Suite 2200., Peachtree City, GA 30269	Transportation Infrastructure	1st Lien	9.09%	S+525, 1.00% Floor	5/9/2029		18,494	18,285	18,493	0.0%	(4)(7)(8)
GAT	244 City Circle, Suite 2200., Peachtree City, GA 30269	Transportation Infrastructure	1st Lien	8.92%	P+525, 1.00% Floor	5/9/2029		635	611	635	0.0%	(4)(7)(8)
Gateway Services	109 – 230 Hanlon Creek Boulevard Guelph, Ontario N1C 0A1 Canada	Diversified Consumer Services	1st Lien	8.42%	S+475, 0.75% Floor	9/22/2028		91,776	91,328	91,297	0.0%	(4)(7)
Gateway Services	109 – 230 Hanlon Creek Boulevard Guelph, Ontario N1C 0A1 Canada	Diversified Consumer Services	1st Lien	10.17%	S+650, 0.75% Floor	9/22/2028		0	(11)	(13)	0.0%	(4)(7)
GC Waves	1200 17th St., Suite 500, Denver, CO 80202	Financial Services	1st Lien	8.22%	S+450, 0.75% Floor	10/4/2030		98,174	97,841	97,522	0.0%	(4)(7)(8)
Gen II	805 Third Avenue, 24th Floor, New York, NY 10022	Financial Services	1st Lien	6.42%	S+275, 0.00% Floor	11/26/2031		20,204	20,159	20,255	0.0%
Genesee & Wyoming	20 West Ave., Darien, CT 06820	Ground Transportation	1st Lien	5.42%	S+175, 0.00% Floor	4/10/2031		56,047	55,841	56,108	0.0%
Genesys Cloud	1302 El Camino Real, Suite 300, Menlo Park, CA 94025	IT Services	1st Lien	6.22%	S+250, 0.00% Floor	1/30/2032		5,250	5,230	5,246	0.0%
Genmab	Carl Jacobsens Vej 30, 2500 Valby, Denmark	Pharmaceuticals	1st Lien	6.25%	6.25%	12/15/2032		10,254	10,254	10,526	0.0%	(2)(12)
Genmab	Carl Jacobsens Vej 30, 2500 Valby, Denmark	Pharmaceuticals	1st Lien	6.73%	S+300, 0.00% Floor	12/12/2032		45,000	44,776	45,267	0.0%	(2)(12)
GIP Pilot	1345 Avenue of the Americas, New York, NY 10105	Oil, Gas & Consumable Fuels	1st Lien	5.94%	S+200, 0.00% Floor	10/4/2030		1,959	1,970	1,966	0.0%
Golden Hippo	23251 Mulholland Dr, Woodland Hills, CA 91364	Specialty Retail	1st Lien	8.72%	S+500, 2.00% Floor	6/13/2028		54,205	53,769	54,341	0.0%	(4)(7)(8)
Grant Thornton Advisors	3333 Finley Road, Suite 700, Downers Grove, Illinois 60515	Professional Services	1st Lien	6.72%	S+275, 0.00% Floor	6/2/2031		69,323	69,214	69,574	0.0%
Grant Thornton UK	30 Finsbury Square, London EC2A 1AG	Professional Services	1st Lien	8.76%	SONIA+500, 0.00% Floor	4/14/2032		£109,980	142,692	146,024	0.0%	(2)(7)(8)(11)(12)
GrayMatter	100 Global View Drive Warrendale, PA 15086	IT Services	Common Equity/ Partnership Interests	N/A	N/A	N/A		773 shares/units	77	48	0.1%	(7)(8)
GrayMatter	100 Global View Drive Warrendale, PA 15086	IT Services	1st Lien	8.92%	S+525, 1.00% Floor	5/1/2030		4,725	4,625	4,576	0.0%	(4)(7)(8)
Greencross	36 Balaclava Street, Woolloongabba, QLD 4102, Australia	Diversified Consumer Services	1st Lien	8.29%	BBSW+450, 0.00% Floor	3/23/2028	A$	326,050	218,800	215,958	0.0%	(2)(7)(8)(11)
GridTek	1684 W Hibiscus Blvd., Melbourne, FL 32901	Electric Utilities	1st Lien	8.73%	S+500, 0.50% Floor	6/9/2031		172,851	171,399	172,394	0.0%	(4)(7)(8)
GridTek	1684 W Hibiscus Blvd., Melbourne, FL 32901	Electric Utilities	1st Lien	8.73%	S+500, 0.50% Floor	6/7/2030			(175)	(59)	0.0%	(4)(7)(8)
Gruppo Florence	43 Via Manzoni, 20121 Milan, Italy	Textiles, Apparel & Luxury Goods	1st Lien	9.17%	E+700, 0.00% Floor	10/17/2030		€74,500	77,339	77,921	0.0%	(2)(7)(8)(11)
GSI	225 Westmoor Dr, Westminster, CO 80021	Transportation Infrastructure	1st Lien	8.41%	S+450, 0.75% Floor	10/15/2031		81,830	81,009	81,575	0.0%	(4)(7)(8)
Hanger	10910 Domain Drive, Suite 300 Austin, TX 78758	Health Care Providers & Services	1st Lien	7.22%	S+350, 0.00% Floor	10/23/2031		27,444	27,332	27,569	0.0%	(4)
Hargreaves Lansdown	One College Square South, Anchor Road, Bristol BS1 5HL	Financial Services	1st Lien	8.72%	SONIA+500, 0.00% Floor	3/27/2032		£134,986	171,592	181,954	0.0%	(2)(7)(11)(12)
Heat Makes Sense	300 Meserole St # 3, Brooklyn, NY 11206	Personal Care Products	1st Lien	9.27%	S+540, 0.75% Floor	7/1/2029		7,891	7,797	7,891	0.0%	(7)(8)
Heat Makes Sense	300 Meserole St # 3, Brooklyn, NY 11206	Personal Care Products	1st Lien	9.63%	S+590, 0.75% Floor	7/1/2029		34,300	33,850	34,300	0.0%	(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Heat Makes Sense	300 Meserole St # 3, Brooklyn, NY 11206	Personal Care Products	1st Lien	9.37%	S+550, 0.75% Floor	7/1/2028			(14)	—	0.0%	(4)(7)(8)
Heat Makes Sense	300 Meserole St # 3, Brooklyn, NY 11206	Personal Care Products	Common Equity/ Partnership Interests	N/A	N/A	N/A		50 shares/units	33	—	0.0%	(7)(8)
Heritage Environmental Services	6510 Telecom Drive, Indianapolis, IN 46231	Commercial Services & Supplies	1st Lien	8.84%	S+500, 0.75% Floor	1/31/2031		32,063	31,894	31,904	0.0%	(7)(8)
Heritage Environmental Services	6510 Telecom Drive, Indianapolis, IN 46231	Commercial Services & Supplies	1st Lien	9.09%	S+525, 0.75% Floor	1/31/2030			(125)	—	0.0%	(4)(7)(8)
Heritage Environmental Services	6510 Telecom Drive, Indianapolis, IN 46231	Commercial Services & Supplies	1st Lien	9.34%	S+550, 0.75% Floor	1/31/2030			(4)	—	0.0%	(4)(7)(8)
Heritage Environmental Services	6510 Telecom Drive, Indianapolis, IN 46231	Commercial Services & Supplies	1st Lien	9.09%	S+525, 0.75% Floor	1/31/2031		87,099	86,067	87,099	0.0%	(7)(8)
Heubach	6, rue Eugene Ruppert, L-2453, Luxembourg	Chemicals	1st Lien	13.75%	13.75%	1/3/2029		485	466	243	0.0%	(2)(7)(10)
Heubach	6, rue Eugene Ruppert, L-2453, Luxembourg	Chemicals	1st Lien	10.75%	10.75%	1/3/2029		9,588	9,456	—	0.0%	(2)(7)(10)
HHAeXchange	130 West 42nd Street, 2nd Floor, New York, NY 10036	Software	1st Lien	9.28%	S+263 Cash plus 2.93% PIK, 0.00% Floor	6/14/2031		77,720	77,720	77,720	0.0%	(7)
Higginbotham	1300 Summit Ave, Suite 750, Fort Worth, TX 76102	Insurance	Preferred Equity	N/A	N/A	N/A		50,000 shares/units	49	50	0.0%	(7)
Higginbotham	1300 Summit Ave, Suite 750, Fort Worth, TX 76102	Insurance	1st Lien	8.22%	S+450, 1.00% Floor	6/11/2031		138,425	138,023	137,543	0.0%	(4)(7)
Hilb Group	6802 Paragon, Pl #200, Richmond, VA 23230	Insurance	1st Lien	8.47%	S+475, 0.75% Floor	10/31/2031		96,386	95,413	95,194	0.0%	(4)(7)(8)
Hispania	P.º de la Castellana, 20, Salamanca, 28046 Madrid, Spain	Real Estate Management & Development	1st Lien	7.30%	E+530, 2.00% Floor	12/31/2029		€31,153	35,932	36,062	0.0%	(2)(7)(11)(12)
Hispania	P.º de la Castellana, 20, Salamanca, 28046 Madrid, Spain	Real Estate Management & Development	1st Lien	7.25%	E+525, 2.00% Floor	12/31/2029	€		225	(254)	0.0%	(2)(4)(7)(11)(12)
HKA	100 Victoria Embankment, London, EC4Y 0DH United Kingdom	Commercial Services & Supplies	1st Lien	9.09%	S+525, 0.50% Floor	8/9/2029		18,465	18,175	18,143	0.0%	(2)(7)(8)
HKA	100 Victoria Embankment, London, EC4Y 0DH United Kingdom	Commercial Services & Supplies	1st Lien	9.84%	S+600, 0.50% Floor	8/9/2029		918	891	883	0.0%	(2)(4)(7)(8)
Hobbs & Associates	156 Wooster St, New York, NY 10012	Construction Materials	1st Lien	6.47%	S+275, 0.00% Floor	7/23/2031		19,818	19,807	19,840	0.0%
HOV	90 Matawan Rd, Matawan, NJ 07747	Household Durables	1st Lien	7.50%	S+450, 3.00% Floor	6/30/2028			(6,804)	(6,875)	0.0%	(4)(7)(8)
Howden Group	One Creechurch Ln, City of London, London EC3A 5AF, United Kingdom	Insurance	1st Lien	6.49%	S+275, 0.50% Floor	4/18/2030		9,949	9,904	9,988	0.0%	(2)(12)
Howden Group	One Creechurch Ln, City of London, London EC3A 5AF, United Kingdom	Insurance	1st Lien	8.47%	S+475, 0.50% Floor	2/15/2031		101,200	99,276	101,200	0.0%	(2)(4)(7)(12)
Howden Group	One Creechurch Ln, City of London, London EC3A 5AF, United Kingdom	Insurance	1st Lien	6.47%	S+275, 0.50% Floor	2/15/2031		61,114	60,816	61,338	0.0%	(2)(12)
Hub International	150 N. Riverside Plaza, 17th Floor, Chicago, IL 60606	Insurance	1st Lien	6.12%	S+225, 0.00% Floor	6/20/2030		21,129	21,153	21,263	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Hudson River Trading	Three World Trade Center, 175 Greenwich Street, 76th Floor, New York, NY 10007	Capital Markets	1st Lien	6.49%	S+275, 0.00% Floor	3/18/2030		6,965	6,949	7,003	0.0%
Husky Holdings LLC	500 Queen Street South, Bolton, Ontario, Canada L7E 5S5	Machinery	1st Lien	3.75%	S+375, 0.00% Floor	2/15/2029			—	—	0.0%	(2)(4)
Husky Technologies	500 Queen Street South, Bolton, Ontario, Canada L7E 5S5	Machinery	1st Lien	7.59%	S+375, 0.00% Floor	2/15/2029		75,117	74,529	75,780	0.0%	(2)
Iconix Brand Group	1450 Broadway 3rd Floor, New York, New York 10018	Textiles, Apparel & Luxury Goods	1st Lien	8.82%	S+515, 1.00% Floor	8/22/2029		135,466	134,118	132,756	0.0%	(7)(8)
Iconix Brand Group	1450 Broadway 3rd Floor, New York, New York 10018	Textiles, Apparel & Luxury Goods	1st Lien	8.82%	S+515, 1.00% Floor	8/22/2031		79,669	78,074	78,075	0.0%	(7)(8)
Ideal Tridon	8100 Tridon Dr, Smyrna, TN 37167	Machinery	1st Lien	8.72%	S+500, 0.75% Floor	6/30/2032		30,460	29,934	30,160	0.0%	(4)(7)
Infoblox	2390 MISSION COLLEGE BLVD, SUITE 501, SANTA CLARA, CA 95054	Software	1st Lien	6.58%	S+275, 0.00% Floor	11/30/2029		7,035	7,032	7,011	0.0%
Instem	Diamond Way, Stone Business Park Stone, Staffordshire ST15 0SD, United Kingdom	Software	1st Lien	9.38%	S+550, 1.00% Floor	12/7/2029		14,904	14,552	14,524	0.0%	(2)(4)(7)(8)
International Wire Group	12 Masonic Avenue Camden, NY 13316	Electrical Equipment	1st Lien	8.82%	S+510, 1.00% Floor	6/28/2029		25,991	25,592	25,850	0.0%	(4)(7)(8)
Intralot Capital Luxembourg SA	31, rue de Hollerich, L-1741 Luxembourg	Hotels, Restaurants & Leisure	1st Lien	9.26%	SONIA+550, 0.00% Floor	9/18/2031		£86,000	113,185	113,605	0.0%	(2)(7)(11)(12)
Iris Software	470 London Road, Slough, SL3 8QY, United Kingdom	Software	1st Lien	6.72%	SONIA+300 Cash plus 2.25% PIK, 0.00% Floor	12/19/2031		£32,727	41,193	43,674	0.0%	(2)(7)(11)(12)
Ironclad	1650 East Fwy, Baytown, TX 77521	Commercial Services & Supplies	1st Lien	10.22%	S+650, 1.00% Floor	9/30/2027			(5)	(10)	0.0%	(4)(7)(8)
Ironclad	1650 East Fwy, Baytown, TX 77521	Commercial Services & Supplies	1st Lien	8.97%	S+525, 1.00% Floor	9/30/2027		2,962	2,932	2,902	0.0%	(7)(8)
ISC	1811 Aston Ave., Suite 200, Carlsbad, CA 92008	Insurance	1st Lien	8.17%	S+450, 0.50% Floor	11/20/2032		214,754	213,452	213,431	0.0%	(2)(4)(7)
ISIO	3 Noble Street, 9th floor, London, EC2V 7EE, United Kingdom	Financial Services	1st Lien	8.97%	SONIA+525, 0.00% Floor	10/27/2031		£24,067	30,630	31,862	0.0%	(2)(4)(7)(8)(11)(12)
ISP	4 Queens Road, Wimbledon, SW19 8YB, United Kingdom	Diversified Consumer Services	1st Lien	7.32%	E+525, 0.00% Floor	7/6/2028		€56,831	60,628	66,164	0.0%	(2)(4)(7)(11)(12)
Jagex	220 Cambridge Science Park Milton Rd, Milton, Cambridge CB4 0WA, United Kingdom	Entertainment	1st Lien	9.34%	S+550, 0.00% Floor	4/25/2031		62,163	60,883	61,231	0.0%	(2)(7)(8)(12)
Jagex	220 Cambridge Science Park Milton Rd, Milton, Cambridge CB4 0WA, United Kingdom	Entertainment	1st Lien	9.84%	SONIA+600, 0.00% Floor	4/25/2031	£		32	(321)	0.0%	(2)(4)(7)(8)(11)(12)
Jagex	220 Cambridge Science Park Milton Rd, Milton, Cambridge CB4 0WA, United Kingdom	Entertainment	1st Lien	9.24%	SONIA+550, 0.00% Floor	4/25/2031		£1,057	1,297	1,404	0.0%	(2)(7)(8)(11)(12)
Jane Street Group	250 Vesey Street, 6th Floor, New York, NY 10281	Capital Markets	1st Lien	5.82%	S+200, 0.00% Floor	12/15/2031		51,329	50,950	51,152	0.0%
Jensen Hughes	2875 Loker Ave E, Carlsbad, CA 92010	Financial Services	1st Lien	8.93%	S+500, 0.75% Floor	9/1/2031		82,098	80,832	81,244	0.0%	(4)(7)
Jeppesen	55 Inverness Dr E, Englewood, CO, 80112	Software	1st Lien	8.59%	S+475, 0.50% Floor	11/1/2032		193,563	192,065	192,037	0.0%	(4)(7)
JOA	34 Quai Charles de Gaulle, Lyon, 69006, France	Hotels, Restaurants & Leisure	1st Lien	8.07%	E+600, 0.00% Floor	4/19/2031		€126,725	132,847	147,810	0.0%	(2)(7)(8)(11)(12)
Jones DesLauriers	2375 Skymark Ave, Mississauga, ON L4W 4Y6, CA	Financial Services	1st Lien	3.00%	S+300, 0.00% Floor	12/9/2032		16,000	15,960	16,040	0.0%	(2)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
JPW	427 New Sanford Rd, La Vergne, TN 37086	Machinery	1st Lien	9.75%	S+588, 2.00% Floor	11/22/2028		112,867	111,066	111,174	0.0%	(7)(8)
Kaman	1332 Blue Hills Ave, Bloomfield, CT 06002	Aerospace & Defense	1st Lien	6.54%	S+250, 0.50% Floor	2/26/2032		38,533	38,474	38,736	0.0%	(4)
Karo	Klara Norra Kyrkogata 33, Stockholm, 111 22, Sweden	Pharmaceuticals	1st Lien	6.85%	E+475, 0.00% Floor	8/26/2032		€66,673	77,868	77,806	0.0%	(2)(4)(7)(8)(11)(12)
Karo	Klara Norra Kyrkogata 33, Stockholm, 111 22, Sweden	Pharmaceuticals	1st Lien	8.90%	N+475, 0.00% Floor	8/26/2032	Nkr	614,359	60,371	60,644	0.0%	(2)(7)(8)(11)(12)
Karo	Klara Norra Kyrkogata 33, Stockholm, 111 22, Sweden	Pharmaceuticals	1st Lien	8.48%	SONIA+475, 0.00% Floor	8/26/2032		£43,708	58,633	58,622	0.0%	(2)(7)(8)(11)(12)
Kaseya	701 Brickell Ave #400, Miami, FL 33131	Software	1st Lien	6.97%	S+325, 0.00% Floor	3/20/2030			(11)	(15)	0.0%	(4)
Kaseya	701 Brickell Ave #400, Miami, FL 33131	Software	1st Lien	6.72%	S+300, 0.00% Floor	3/20/2032		24,813	24,702	24,864	0.0%
KDC	8115 Preston Road, Suite 700, Dallas, TX 75225	Personal Care Products	1st Lien	7.22%	S+350, 0.00% Floor	8/15/2028		49,678	49,284	49,120	0.0%
KeHE Distributors	245 E Diehl Rd, Ste 200, Naperville, IL 60563	Consumer Staples Distribution & Retail	1st Lien	9.00%	9.00%	2/15/2029		12,651	12,770	13,313	0.0%
Keystone	450 Lexington Avenue New York, NY 10017	Insurance	1st Lien	8.50%	S+450, 0.75% Floor	8/29/2032			(166)	(266)	0.0%	(4)(7)
Keystone	450 Lexington Avenue New York, NY 10017	Insurance	1st Lien	8.17%	S+425, 0.75% Floor	8/29/2032		95,436	94,517	94,482	0.0%	(7)
Kodiak	1745 Shea Center Drive, Highlands Ranch, CO 80129	Building Products	1st Lien	7.47%	S+375, 0.00% Floor	12/4/2031		35,752	35,127	34,970	0.0%
Kroll	55 East 52nd Street 31st Floor, New York, NY 10055	Professional Services	1st Lien	9.42%	S+575 Cash plus 2.75% PIK, 0.75% Floor	9/13/2032		105,565	104,519	104,510	0.0%	(7)
Kroll	55 East 52nd Street 31st Floor, New York, NY 10055	Professional Services	1st Lien	8.92%	S+525, 0.75% Floor	9/13/2032			(98)	(98)	0.0%	(4)(7)
Leaf Home	1696 Georgetown Road, Hudson, OH 44236	Building Products	1st Lien	9.17%	P+425, 0.75% Floor	9/4/2031		2,414	2,129	2,112	0.0%	(4)(7)
Leaf Home	1696 Georgetown Road, Hudson, OH 44236	Building Products	1st Lien	8.97%	S+525, 0.75% Floor	9/4/2031		249,941	246,350	246,192	0.0%	(7)
Legacy Service Partners	2701 N Rocky Point Dr, Suite 655, Tampa, FL 33607	Diversified Consumer Services	1st Lien	8.17%	S+450, 0.75% Floor	11/10/2031		81,667	81,667	80,855	0.0%	(4)(7)
Legacy.com	230 West Monroe Street, Suite 400, Chicago, IL 60606	Diversified Consumer Services	1st Lien	8.42%	S+475, 1.00% Floor	6/7/2030		22,384	22,058	22,092	0.0%	(4)(7)
Legends	61 Broadway Street, Suite 2400, New York, NY 10006	Professional Services	1st Lien	9.23%	S+275 Cash plus 2.75% PIK, 0.75% Floor	8/22/2031		100,699	99,047	99,692	0.0%	(7)(8)(12)
Legends	61 Broadway Street, Suite 2400, New York, NY 10006	Professional Services	1st Lien	8.92%	S+500, 0.75% Floor	8/22/2030		3,746	3,565	3,631	0.0%	(4)(7)(8)(12)
Legends	61 Broadway Street, Suite 2400, New York, NY 10006	Professional Services	1st Lien	8.73%	S+500, 0.75% Floor	8/22/2031		4,763	4,687	4,705	0.0%	(4)(7)(8)(12)
LEVEL 3 FINANCING INC	931 14th st Denver, CO, 80202	Diversified Telecommunication Services	1st Lien	6.97%	S+325, 0.00% Floor	3/29/2032		73,500	72,542	73,803	0.0%
Lightning Power	1700 Broadway, 35th Floor, New York, NY 10019	Electric Utilities	1st Lien	5.97%	S+225, 0.00% Floor	8/18/2031		11,356	11,312	11,429	0.0%
Lime	85 2nd St, San Francisco, CA 94105	Leisure Products	1st Lien	10.00%	10.00%	9/30/2026		75,000	74,583	75,000	0.0%	(7)(8)
Lindstrom, LLC	2950 100th Ct NE, Blaine, MN 55449	Trading Companies & Distributors	1st Lien	9.20%	S+550, 0.75% Floor	12/30/2032		43,665	42,915	42,915	0.0%	(4)(7)
Madison Air	444 West Lake, Suite 4400 Chicago, IL 60606	Commercial Services & Supplies	1st Lien	6.64%	S+275, 0.50% Floor	11/8/2032		44,400	43,978	44,736	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Madison Air	444 West Lake, Suite 4400 Chicago, IL 60606	Commercial Services & Supplies	1st Lien	6.13%	S+250, 0.50% Floor	6/21/2028		2,977	2,962	2,994	0.0%
Madison Safety	444 West Lake, Suite 4400 Chicago, IL 60606	Electronic Equipment, Instruments & Components	1st Lien	6.23%	S+250, 0.00% Floor	9/26/2031		16,163	16,087	16,298	0.0%
Mari	8383 Wilshire Blvd Ste 400 Beverly Hills, CA 90211	Media	1st Lien	7.84%	S+400, 1.00% Floor	10/1/2032		361,058	355,951	357,307	0.0%	(4)(7)
Mari	8383 Wilshire Blvd Ste 400 Beverly Hills, CA 90211	Media	1st Lien	8.67%	8.99% PIK	10/1/2032		65,139	64,674	64,651	0.0%	(7)
Mariani	300 Rockland Road Lake Bluff, IL 60044	Diversified Consumer Services	1st Lien	9.17%	S+550, 1.00% Floor	3/27/2030		30,910	30,458	30,410	0.0%	(4)(7)(8)
Material+	440 Park Avenue South, 16th Floor, New York, NY 10016	Media	1st Lien	9.77%	9.77%	8/19/2027		6,757	6,181	3,149	0.0%	(4)(7)(10)
Material+	440 Park Avenue South, 16th Floor, New York, NY 10016	Media	1st Lien	10.10%	10.10%	8/19/2027		1,747	1,532	—	0.0%	(7)(10)
Mavis Tire Express Services	358 Saw Mill River Rd, Millwood, NY 10546	Automobile Components	1st Lien	6.72%	S+300, 0.75% Floor	5/4/2028		48,765	48,660	48,998	0.0%
MCA	135 North Church Street, Suite 310, Spartanburg, SC 29306	Communications Equipment	1st Lien	8.69%	S+475, 1.00% Floor	10/16/2029		10,979	10,771	10,823	0.0%	(4)(7)(8)
Medallia	575 Market St, Suite 1850, San Francisco, CA 94105	Software	1st Lien	10.47%	S+244 Cash plus 3.66% PIK, 0.75% Floor	10/29/2028		41,131	40,712	30,026	0.0%	(7)(8)
Medline	Three Lakes Dr, Northfield, IL 60093	Health Care Equipment & Supplies	1st Lien	5.47%	S+175, 0.50% Floor	10/23/2028		14,481	14,486	14,541	0.0%
Meritus Gas Partners	666 Fifth Ave, New York, NY, 10103	Trading Companies & Distributors	1st Lien	9.23%	S+525, 1.00% Floor	3/1/2030		37,876	37,334	37,276	0.0%	(4)(7)(8)
Meritus Gas Partners	666 Fifth Ave, New York, NY, 10103	Trading Companies & Distributors	1st Lien	11.00%	P+425, 1.00% Floor	3/1/2030		218	190	189	0.0%	(4)(7)(8)
M-Files	Peltokatu 34 C, 33100 Tampere, Finland	Software	1st Lien	7.06%	E+500, 0.75% Floor	11/27/2031		€23,069	24,023	27,111	0.0%	(2)(4)(7)(11)
M-Files	Peltokatu 34 C, 33100 Tampere, Finland	Software	1st Lien	7.06%	E+500, 0.75% Floor	11/27/2030		€4,287	4,469	4,988	0.0%	(2)(4)(7)(11)
M-Files	Peltokatu 34 C, 33100 Tampere, Finland	Software	1st Lien	8.82%	S+500, 0.75% Floor	11/27/2031		15,859	15,649	15,740	0.0%	(2)(7)
Milacron	4165 Half Acre Road Batavia, OH 45103	Machinery	1st Lien	8.42%	S+475, 0.00% Floor	3/31/2032		26,791	26,341	26,298	0.0%	(4)(7)
MillerKnoll	855 East Main Ave. PO Box 302, Zeeland, MI 49464	Commercial Services & Supplies	1st Lien	5.97%	S+225, 0.00% Floor	8/9/2032		5,985	5,971	6,030	0.0%	(2)
Mitchell	9771 Clairemont Mesa Blvd, Ste. A, San Diego, CA 92124	Software	1st Lien	6.97%	S+325, 0.50% Floor	6/17/2031		49,928	49,729	50,153	0.0%
Mitel Networks	4000 Innovation Dr, Kanata, ON K2K 3K1, Canada	Communications Equipment	1st Lien	5.73%	S+200 Cash plus 6.00% PIK, 1.00% Floor	6/20/2030		6,732	5,917	4,030	0.0%	(2)
Mitel Networks	4000 Innovation Dr, Kanata, ON K2K 3K1, Canada	Communications Equipment	Common Equity/ Partnership Interests	N/A	N/A	N/A		733,019 shares/units	3,465	1,193	4.5%	(7)
mPulse	21255 Burbank Blvd., Los Angeles, CA 91367	Software	1st Lien	8.42%	S+475, 0.75% Floor	8/26/2032		32,308	31,938	31,908	0.0%	(4)(7)
MRO Holdings	6025 Flightline Drive, Building 815, Jacksonville, FL 32221	Aerospace & Defense	1st Lien	8.19%	S+450, 0.50% Floor	10/4/2032		356,597	355,341	353,791	0.0%	(4)(7)(8)
MRO Holdings	6025 Flightline Drive, Building 815, Jacksonville, FL 32221	Aerospace & Defense	1st Lien	8.48%	S+450, 0.50% Floor	5/5/2032			(776)	(213)	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
MRO Parent Corporation	1000 Madison Ave, Suite 100, Norristown, PA 19403	Health Care Technology	1st Lien	8.22%	S+450, 0.75% Floor	6/9/2032		25,492	25,059	25,192	0.0%	(4)(7)
MyDentist	5 Marble Arch, London W1H 7EJ, United Kingdom	Health Care Providers & Services	1st Lien	9.00%	SONIA+525, 0.00% Floor	10/14/2032		£91,162	119,565	120,648	0.0%	(2)(4)(7)(11)(12)
MYOB	Suite 1, Level 11, 66 Goulburn Street, Sydney NSW 2000	Software	1st Lien	12.47%	BBSW+575 Cash plus 3.00% PIK, 0.75% Floor	6/6/2030	A$	156,118	100,095	102,362	0.0%	(2)(7)(8)(11)(12)
NARS	3950 Fossil Creek Blvd, Suite 106, Fort Worth, TX 76137	Transportation Infrastructure	1st Lien	8.62%	S+475, 1.00% Floor	8/29/2031		8,992	8,883	8,879	0.0%	(4)(7)(8)
NARS	3950 Fossil Creek Blvd, Suite 106, Fort Worth, TX 76137	Transportation Infrastructure	1st Lien	7.01%	C+475, 1.00% Floor	8/29/2031	C$	38,964	28,044	28,071	0.0%	(4)(7)(8)(11)
New Relic	188 Spear Street, Suite 1000, San Francisco, CA 94105	Software	1st Lien	10.59%	S+675, 1.00% Floor	11/8/2030		66,900	65,485	66,900	0.0%	(4)(7)(8)
Nexity	19 Rue De Vienne, Tsa 50029, Paris Cedex 08, Paris, Ile‐de‐ France, 75801	Financial Services	1st Lien	7.07%	E+500, 0.00% Floor	4/2/2031		€64,489	68,481	75,400	0.0%	(2)(4)(7)(8)(11)(12)
NextEra Energy	700 Universe Blvd., Juno Beach, FL 334084	Independent Power & Renewable Electricity Producers	Unsecured Debt	4.50%	4.50%	9/15/2027		10	10	10	0.0%	(2)
NextEra Energy	700 Universe Blvd., Juno Beach, FL 334084	Independent Power & Renewable Electricity Producers	Unsecured Debt	8.38%	8.38%	1/15/2031		10	10	11	0.0%	(2)
NextEra Energy	700 Universe Blvd., Juno Beach, FL 334084	Independent Power & Renewable Electricity Producers	Unsecured Debt	8.63%	8.63%	3/15/2033		10	10	10	0.0%	(2)
NielsenIQ	200 West Jackson Boulevard, Chicago, IL 60606	Commercial Services & Supplies	1st Lien	5.97%	S+225, 0.50% Floor	10/31/2030		25,890	25,855	25,962	0.0%	(2)
Nottingham Forest FC	The City Ground, Pavilion Road, Nottingham, NG2 5FJ	Hotels, Restaurants & Leisure	1st Lien	8.75%	8.75%	12/27/2027		£24,063	30,067	32,273	0.0%	(2)(7)(11)(12)
Novotech	Level 19, 66 Goulburn Street, Sydney, Australia	Health Care Technology	1st Lien	8.78%	S+500, 0.50% Floor	6/27/2031		44,714	44,196	44,149	0.0%	(2)(4)(7)(8)
Nutpods	15900 SE Eastgate Way Building B, Suite 125, Bellevue, WA 98008	Food Products	1st Lien	8.67%	S+500, 1.00% Floor	12/26/2029		3,675	3,604	3,601	0.0%	(4)(7)(8)
Nutpods	15900 SE Eastgate Way Building B, Suite 125, Bellevue, WA 98008	Food Products	Common Equity/ Partnership Interests	N/A	N/A	N/A		125 shares/units	125	92	0.1%	(7)(8)
Ocorian	26 New Street, JE2 3RA, St Helier, Jersey	Financial Services	1st Lien	8.28%	E+625 Cash plus 1.95% PIK, 0.00% Floor	12/5/2031		€16,449	17,227	19,041	0.0%	(2)(7)(8)(11)(12)
Ocorian	26 New Street, JE2 3RA, St Helier, Jersey	Financial Services	1st Lien	9.98%	SONIA+625 Cash plus 2.75% PIK, 0.00% Floor	12/5/2031		£18,413	23,209	24,447	0.0%	(2)(7)(8)(11)(12)
Ocorian	26 New Street, JE2 3RA, St Helier, Jersey	Financial Services	1st Lien	10.15%	S+625 Cash plus 2.75% PIK, 1.00% Floor	12/5/2031		49,734	48,714	48,988	0.0%	(2)(7)(8)(12)
Ocorian	26 New Street, JE2 3RA, St Helier, Jersey	Financial Services	1st Lien	10.15%	SONIA+625, 0.00% Floor	12/5/2031	£		54	(75)	0.0%	(2)(4)(7)(8)(11)(12)
Olympus Terminals	2365 E. Sepulveda Blvd Long Beach, CA 90810	Ground Transportation	1st Lien	8.92%	S+525, 0.75% Floor	12/17/2030		36,882	35,978	36,152	0.0%	(4)(7)
Omega Healthcare	2424 N Federal Highway, Suite 205, Boca Raton, FL 33431	Health Care Providers & Services	1st Lien	8.49%	S+450, 1.00% Floor	4/1/2030		249,136	248,412	247,702	0.0%	(4)(7)(8)
Omnimax	30 Technology Pkwy S #400, Peachtree Corners, GA 30092	Building Products	1st Lien	9.42%	S+575, 1.00% Floor	12/6/2030		47,474	46,635	46,577	0.0%	(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
One Call Medical	841 Prudential Dr., Suite 204, Jacksonville, FL 32207	Health Care Providers & Services	1st Lien	8.47%	S+475, 0.50% Floor	9/10/2030			(280)	(298)	0.0%	(4)(7)
One Call Medical	841 Prudential Dr., Suite 204, Jacksonville, FL 32207	Health Care Providers & Services	1st Lien	9.47%	S+575, 0.50% Floor	9/10/2030		251,344	247,761	247,573	0.0%	(7)
OneDigital	200 Galleria Parkway Suite 1950, Atlanta, GA 30339	Insurance	1st Lien	6.72%	S+300, 0.50% Floor	7/2/2031		2,985	2,992	2,996	0.0%
OpenBet	350 N Orleans St, Chicago, IL 60654	Hotels, Restaurants & Leisure	1st Lien	9.69%	S+600, 1.50% Floor	9/24/2029		78,094	77,249	77,313	0.0%	(7)
ORS Nasco	907 South Detroit, Suite 400, Tulsa, OK 74120	Trading Companies & Distributors	1st Lien	8.67%	S+500, 0.75% Floor	8/7/2031		110,469	109,044	109,365	0.0%	(7)(8)
ORS Nasco	907 South Detroit, Suite 400, Tulsa, OK 74120	Trading Companies & Distributors	1st Lien	8.67%	P+500, 0.75% Floor	8/7/2031		2,582	2,407	2,439	0.0%	(4)(7)(8)
ORS Nasco	907 South Detroit, Suite 400, Tulsa, OK 74120	Trading Companies & Distributors	Common Equity/ Partnership Interests	N/A	N/A	N/A		90,443 shares/units	90	160	0.0%	(7)(8)
OSTTRA	London Fruit & Wool Exchange, 1 Duval Square, London, E1 6PW, United Kingdom	Financial Services	1st Lien	7.43%	S+350, 0.00% Floor	10/8/2032		15,000	14,927	15,088	0.0%	(2)
Paessler	20 Waterview Boulevard, 3rd Floor, Parsippany NJ 07054	Software	1st Lien	9.15%	S+525, 1.00% Floor	5/3/2030			(27)	(18)	0.0%	(2)(4)(7)
Paessler	20 Waterview Boulevard, 3rd Floor, Parsippany NJ 07054	Software	1st Lien	9.15%	S+525, 1.00% Floor	5/3/2031		47,185	46,797	47,067	0.0%	(2)(7)
PAI	20 Waterview Boulevard, 3rd Floor, Parsippany NJ 07054	Pharmaceuticals	Common Equity/ Partnership Interests	N/A	N/A	N/A		100 shares/units	100	106	0.2%	(7)(8)
PAI	20 Waterview Boulevard, 3rd Floor, Parsippany NJ 07054	Pharmaceuticals	1st Lien	8.17%	S+450, 0.75% Floor	2/13/2032		25,376	24,973	25,032	0.0%	(4)(7)(8)
Parexel	2520 Meridian Parkway, Durham, NC 27713	Life Sciences Tools & Services	1st Lien	6.47%	S+275, 0.50% Floor	12/12/2031		58,319	58,170	58,586	0.0%
PARS	11411 NE 124th, St #170, Kirkland, WA 98034	Hotels, Restaurants & Leisure	1st Lien	10.72%	S+675, 1.50% Floor	4/3/2028			-	(67)	0.0%	(4)(7)(8)
PARS	11411 NE 124th, St #170, Kirkland, WA 98034	Hotels, Restaurants & Leisure	1st Lien	10.72%	S+685, 1.50% Floor	4/3/2028		8,636	8,574	8,032	0.0%	(7)(8)
Patriot Growth Insurance Services	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance	1st Lien	8.67%	S+500, 0.75% Floor	10/16/2028		5,952	5,913	5,952	0.0%	(4)(7)
Patriot Growth Insurance Services	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance	1st Lien	8.82%	S+515, 0.75% Floor	10/16/2028		31,489	31,489	31,489	0.0%	(7)
Patriot Pickle	20 Edison Dr, Wayne, NJ 07470	Food Products	1st Lien	9.09%	S+525, 1.00% Floor	12/22/2029		1,124	1,095	1,098	0.0%	(4)(7)(8)
Patriot Pickle	20 Edison Dr, Wayne, NJ 07470	Food Products	1st Lien	8.92%	S+525, 1.00% Floor	12/24/2029		6,452	6,359	6,404	0.0%	(7)(8)
Patterson Companies	1031 Mendota Heights Road, St. Paul, MN 55120	Health Care Providers & Services	1st Lien	8.17%	S+450, 0.00% Floor	4/16/2032		19,283	16,991	17,032	0.0%
Paymentsense	2 Canalside Walk, London W2 1DG	Financial Services	1st Lien	12.50%	SONIA+625 Cash plus 6.25% PIK, 1.00% Floor	11/21/2029		£53,278	63,895	71,996	0.0%	(2)(7)(8)(11)
PDC Brands	750 E Main St, Stamford, CT 06902	Personal Care Products	1st Lien	8.92%	S+525, 1.00% Floor	6/27/2029			(72)	(77)	0.0%	(4)(7)(8)
PDC Brands	750 E Main St, Stamford, CT 06902	Personal Care Products	1st Lien	8.92%	S+525, 1.00% Floor	6/27/2030		163,086	161,786	161,863	0.0%	(7)(8)
Peloton	441 Ninth Avenue, 6th Floor New York, NY 10001	Leisure Products	1st Lien	9.22%	S+550, 0.00% Floor	5/30/2029		81,579	81,030	82,395	0.0%	(2)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
PetSmart	19601 N 27th Ave, Phoenix, AZ 85027	Specialty Retail	1st Lien	7.73%	S+400, 0.00% Floor	8/18/2032		18,746	18,570	18,693	0.0%
PIB	1 Minster Ct Mincing Ln, London, Greater London, EC3R 7AA, United Kingdom	Financial Services	1st Lien	9.22%	E+525, 0.00% Floor	5/7/2031		€67,421	74,767	76,742	0.0%	(2)(7)(8)(11)(12)
PIB	1 Minster Ct Mincing Ln, London, Greater London, EC3R 7AA, United Kingdom	Financial Services	1st Lien	9.22%	SONIA+525, 0.00% Floor	5/7/2031		£86,418	107,370	112,341	0.0%	(2)(4)(7)(8)(11)(12)
PMA	2135 City Gate Lane, 7th Floor, Naperville, IL 60563	Financial Services	1st Lien	8.42%	S+475, 0.75% Floor	1/31/2031		13,978	13,845	13,828	0.0%	(4)(7)(8)
Polywood	1000 Polywood Way, Syracuse, IN 46567	Household Durables	1st Lien	8.59%	S+488, 1.00% Floor	3/20/2030		153,660	150,750	152,661	0.0%	(4)(7)(8)
Practice Plus Group	Hawker House, 5-6 Napier Court, Napier Road, Reading, Berkshire, RG1 8BW, United Kingdom	Health Care Providers & Services	1st Lien	9.74%	SONIA+600, 0.50% Floor	11/19/2029		£11,111	13,256	14,678	0.0%	(2)(7)(8)(11)
Press Ganey	1173 Ignition Dr., South Bend, IN 46601	Health Care Technology	1st Lien	6.72%	S+300, 0.00% Floor	4/30/2031		4,581	4,585	4,595	0.0%
Primeflight	Three Sugar Creek Center Blvd., Suite 450 Sugar Land, TX 77478	Air Freight & Logistics	1st Lien	9.09%	S+525, 0.00% Floor	5/1/2029		9,950	9,851	9,950	0.0%	(7)
Primeflight	Three Sugar Creek Center Blvd., Suite 450 Sugar Land, TX 77478	Air Freight & Logistics	1st Lien	8.62%	S+475, 1.00% Floor	5/1/2029		4,988	4,938	4,938	0.0%	(7)
Primesource	1321 Greenway Dr, Irving, TX 75038	Building Products	1st Lien	8.16%	S+450, 0.75% Floor	3/15/2031		37,726	37,358	37,995	0.0%
Pritchard Industries	150 E 42nd St 7th floor, New York, NY 10017	Real Estate Management & Development	1st Lien	9.57%	S+590, 0.75% Floor	10/13/2027		6,256	6,256	6,005	0.0%	(7)
Profile Products	750 W. Lake Cook Rd, Suite 440, Buffalo Grove, IL 60089	Commercial Services & Supplies	1st Lien	9.49%	S+560, 0.75% Floor	11/12/2027		4,813	4,813	4,813	0.0%	(7)
ProMach	50 East Rivercenter Blvd., Suite 1800 Covington, KY 41011	Machinery	1st Lien	6.47%	S+275, 0.00% Floor	10/15/2032		33,647	33,563	33,899	0.0%
Protein for Pets	601 13th St, Monett, MO 65708	Consumer Staples Distribution & Retail	1st Lien	8.97%	S+525, 1.00% Floor	9/20/2030		45,547	44,779	44,561	0.0%	(4)(7)(8)
Public Partnerships	40 Broad St, 4th Floor, Boston, MA 02109	Commercial Services & Supplies	Common Equity/ Partnership Interests	N/A	N/A	N/A		50,000 shares/units	—	27	0.0%	(7)(8)
Public Partnerships	40 Broad St, 4th Floor, Boston, MA 02109	Commercial Services & Supplies	Preferred Equity	N/A	N/A	N/A		50,000 shares/units	50	50	0.0%	(7)(8)
PureStar	1 West Mayflower Avenue, Las Vegas, NV 89030	Commercial Services & Supplies	1st Lien	7.94%	S+425, 0.50% Floor	6/15/2030		248,491	247,088	246,203	0.0%	(8)
Pye-Barker	2500 Northwinds Parkway, Ste 200, Alpharetta, GA 30009	Commercial Services & Supplies	1st Lien	6.21%	S+250, 0.00% Floor	12/16/2032		13,050	12,985	13,147	0.0%	(4)
QA Group	International House, 1 St Katharine’s Way, London, E1W 1UN, United Kingdom	Diversified Consumer Services	1st Lien	9.77%	SONIA+600, 0.00% Floor	10/5/2029		£31,000	36,865	41,369	0.0%	(2)(7)(8)(11)
Qlik	211 South Gulph Road, Suite 500, King of Prussia, PA 19406	Software	1st Lien	6.92%	S+325, 0.50% Floor	10/26/2030		0	—	—	0.0%
QTS Project Ram	22271 Broderick Dr, Sterling, VA 20166	Diversified REITs	1st Lien	5.91%	S+225, 0.00% Floor	5/29/2028		31,192	30,559	30,672	0.0%	(4)(7)
Qualtrics	333 W. River Park Drive, Provo, UT 84604	Software	1st Lien	5.92%	S+225, 0.00% Floor	6/28/2030		787	784	787	0.0%
Quikrete	5 Concourse Pkwy, Suite #1900, Atlanta, GA 30328	Banks	1st Lien	5.97%	S+225, 0.00% Floor	2/10/2032		98,167	97,985	98,580	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Quikrete	5 Concourse Pkwy, Suite #1900, Atlanta, GA 30328	Banks	1st Lien	5.97%	S+225, 0.00% Floor	4/14/2031		4,975	4,975	4,995	0.0%
Quorum	811 Main Street, Suite 2200, Houston, TX 77002	Software	1st Lien	8.22%	S+450, 0.75% Floor	6/3/2032		160,063	159,277	159,068	0.0%	(4)(7)(8)
R.R. Donnelley	35 West Wacker Drive, Chicago, IL 60601	Commercial Services & Supplies	1st Lien	8.47%	S+475, 0.75% Floor	8/8/2029		192,961	188,527	191,031	0.0%	(7)(8)
Radiology Partners	2330 Utah Ave, El Segundo, CA 90245	Health Care Providers & Services	1st Lien	8.17%	S+450, 0.00% Floor	6/30/2032		26,933	26,715	26,918	0.0%
Rarebreed	27 Pearl St, Portland, ME 04101	Health Care Providers & Services	1st Lien	8.98%	S+525, 1.00% Floor	4/18/2030		48,184	47,596	47,333	0.0%	(4)(7)(8)
Redwood	3201 Dallas Parkway, Suite 810, Frisco, TX 75034	Software	1st Lien	8.67%	S+500, 0.50% Floor	12/17/2031		165,895	164,070	163,614	0.0%	(4)(7)
Relativity	231 S LaSalle St 20th Floor, Chicago, IL 60604	Software	1st Lien	8.72%	S+500, 1.00% Floor	5/12/2029			(33)	(13)	0.0%	(4)(7)
Relativity	231 S LaSalle St 20th Floor, Chicago, IL 60604	Software	1st Lien	8.22%	S+450, 1.00% Floor	5/12/2029		29,262	28,875	29,117	0.0%	(7)
Reliable Doors	2395 S Washington Ave # 5, Titusville, FL 32780	Diversified Consumer Services	1st Lien	8.72%	S+500, 1.00% Floor	10/4/2028		8,658	8,550	8,659	0.0%	(4)(7)(8)
Reliable Doors	2395 S Washington Ave # 5, Titusville, FL 32780	Diversified Consumer Services	1st Lien	9.97%	S+625, 1.00% Floor	10/4/2028			(6)	—	0.0%	(4)(7)(8)
Resonetics	26 Whipple St, Nashua, NH 03060	Health Care Equipment & Supplies	1st Lien	6.59%	S+275, 0.75% Floor	6/18/2031		9,875	9,875	9,907	0.0%
Resource Innovations	719 Main Street, Suite A Half Moon Bay, CA 94019	Commercial Services & Supplies	1st Lien	8.42%	S+475, 1.00% Floor	3/29/2030		23,596	23,172	23,374	0.0%	(2)(4)(7)(8)
Resource Innovations	719 Main St, Suite A, Half Moon Bay, CA, 94019	Commercial Services & Supplies	1st Lien	10.50%	S+375, 1.00% Floor	3/29/2030		1,000	964	983	0.0%	(2)(4)(7)(8)
Restoration Hardware	15 Koch Road, Corte Madera, CA 94925	Household Durables	1st Lien	6.33%	S+261, 0.50% Floor	10/20/2028		24,629	24,104	24,343	0.0%	(2)
Reworld Holding Corporation	100 Park Avenue, Florham Park, NJ 07932	Commercial Services & Supplies	1st Lien	5.98%	S+225, 0.50% Floor	1/15/2031		10,000	9,979	10,024	0.0%
RF Fager	2058 State Road, Camp Hill, PA 17011	Building Products	1st Lien	8.87%	S+500, 1.00% Floor	3/4/2030		2,901	2,841	2,842	0.0%	(4)(7)(8)
Rialto	200 South Biscayne Blvd, Suite 3550, Miami, FL 33131	Capital Markets	1st Lien	8.72%	S+500, 0.75% Floor	12/5/2030		76,759	76,117	76,357	0.0%	(4)(7)
Ring Container Technologies	1 Industrial Park Road, Oakland, TN 38060	Containers & Packaging	1st Lien	6.22%	S+250, 0.50% Floor	9/15/2032		12,968	12,948	13,018	0.0%
Rise Baking	828 Kasota Ave Se, Minneapolis, MN 55414	Consumer Staples Distribution & Retail	1st Lien	8.67%	S+500, 0.00% Floor	11/4/2031		158,400	156,357	156,420	0.0%	(7)(8)
RMC	155 Paragon Drive, Rochester, NY 14624	Chemicals	1st Lien	9.37%	S+550, 1.00% Floor	8/1/2029		22,166	21,737	21,782	0.0%	(4)(7)(8)
RoC Skincare	261 Madison Avenue,16th Floor, New York, NY 10016	Personal Care Products	1st Lien	9.37%	S+550, 1.00% Floor	2/21/2030			(61)	(44)	0.0%	(4)(7)(8)
RoC Skincare	261 Madison Avenue,16th Floor, New York, NY 10016	Personal Care Products	1st Lien	9.12%	S+525, 1.00% Floor	2/21/2031		33,455	32,993	33,120	0.0%	(7)(8)
Rochester Midland Corporation	155 Paragon Drive, Rochester, NY 14624	Chemicals	Common Equity/ Partnership Interests	N/A	N/A	N/A		100 shares/units	100	126	0.1%	(7)
Rocket Youth	2916 N Miami Ave, Miami, FL 33127	Diversified Consumer Services	1st Lien	8.67%	S+500, 1.00% Floor	6/20/2031		9,302	9,232	8,952	0.0%	(4)(7)
Russell	401 Union Street 18th Floor Seattle, WA 98101	Capital Markets	1st Lien	9.94%	S+625, 2.00% Floor	12/29/2032		121,270	119,453	119,451	0.0%	(7)
Russell	401 Union Street 18th Floor Seattle, WA 98101	Capital Markets	1st Lien	8.69%	S+500, 2.00% Floor	12/29/2032			(148)	(148)	0.0%	(4)(7)
S&S	220 Remington Blvd, Bolingbrook, IL 60440	Specialty Retail	1st Lien	8.73%	S+500, 0.50% Floor	10/1/2031		58,166	57,099	57,331	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Safe-Guard	Two Concourse Parkway, Suite 500, Atlanta, GA 30328	Insurance	1st Lien	8.71%	S+475, 0.75% Floor	4/3/2030		90,030	88,991	90,001	0.0%	(4)(7)(8)
SafetyCo	2306 S. Battleground Rd., La Porte, TX 77571	Commercial Services & Supplies	1st Lien	8.85%	S+525, 1.00% Floor	11/17/2029			(24)	(2)	0.0%	(4)(7)(8)
SafetyCo	2306 S. Battleground Rd., La Porte, TX 77571	Commercial Services & Supplies	1st Lien	8.85%	S+525, 1.00% Floor	11/19/2029		12,982	12,764	12,968	0.0%	(4)(7)(8)
SAVATREE	575 N Bedford Rd, Bedford Hills, NY 10507	Diversified Consumer Services	1st Lien	8.87%	S+500, 0.75% Floor	6/6/2031		17,117	16,876	16,753	0.0%	(4)(7)
Sazerac	10401 Linn Station Rd, Louisville, KY 40223	Beverages	1st Lien	6.28%	S+250, 0.00% Floor	7/9/2032		39,900	39,702	40,027	0.0%
Schoen Klinik	Balanstrasse 71a, Munich 81541	Health Care Providers & Services	1st Lien	6.52%	E+450, 0.00% Floor	1/12/2031		€101,000	116,009	117,508	0.0%	(2)(7)(11)(12)
Scientific Games Lottery	1500 Bluegrass Lakes Parkway Alpharetta, GA 30004	Hotels, Restaurants & Leisure	1st Lien	6.93%	S+300, 0.50% Floor	4/4/2029		47,567	47,237	46,794	0.0%
Sedgwick	8125 Sedgwick Way, Suite 400, Memphis, TN 38125	Insurance	1st Lien	6.22%	S+250, 0.00% Floor	7/31/2031		11,467	11,443	11,516	0.0%
Sempra	345 Park Avenue, New York, NY, 10154	Oil, Gas & Consumable Fuels	1st Lien	5.86%	5.86%	12/31/2060		34,357	34,357	34,222	0.0%	(2)(4)(7)
Service Express	3855 Sparks Dr. SE, Grand Rapids, MI 49546	Technology Hardware, Storage & Peripherals	1st Lien	8.23%	S+450, 0.50% Floor	12/23/2032		185,254	184,053	184,676	0.0%	(4)(7)
Service Logic	650 S Tryton St Suite 1000, Charlotte, NC 28202	Commercial Services & Supplies	1st Lien	8.21%	S+450, 0.00% Floor	12/16/2032		167,988	166,923	166,916	0.0%	(4)(7)
SERVPRO	16601 Ventura Blvd, 4th Floor, Encino, CA 91436	Diversified Consumer Services	1st Lien	9.28%	S+535, 1.00% Floor	12/18/2028		36,176	35,799	35,295	0.0%	(4)(7)
Sharp Services	Building 1, 7451 Keebler Way Allentown, PA 18106	Pharmaceuticals	1st Lien	6.67%	S+300, 0.00% Floor	9/29/2032		7,500	7,464	7,538	0.0%
Signature Aviation	13485 Veterans Way, Suite 600 Orlando, FL 32827	Transportation Infrastructure	1st Lien	6.47%	S+275, 0.50% Floor	7/1/2031		18,627	18,576	18,742	0.0%
Singular Bank	Calle Goya 11, Madrid, 28001, Spain	Banks	1st Lien	5.96%	5.96% PIK	6/5/2026		€13,809	14,978	16,188	0.0%	(2)(7)(8)(11)(12)
Skechers	228 S Sepulveda Blvd Manhattan Beach, CA 90266	Specialty Retail	1st Lien	6.92%	S+325, 0.00% Floor	9/12/2032		14,000	13,966	14,131	0.0%
Sky Zone	1201 West 5th Street, Los Angeles, CA 90017	Hotels, Restaurants & Leisure	1st Lien	10.48%	S+675, 1.00% Floor	7/18/2028		15,866	15,630	15,539	0.0%	(4)(7)(8)
Smile Brands	100 Spectrum Center Drive, Suite 1500, Irvine, CA, 92618	Health Care Providers & Services	1st Lien	9.92%	9.92%	10/12/2027		7,748	7,748	6,644	0.0%	(7)(10)
Smith System	2301 East Lamar Blvd, Suite 250, Arlington, TX 76006	Commercial Services & Supplies	1st Lien	8.89%	S+500, 1.00% Floor	11/6/2029		16,600	16,330	16,326	0.0%	(4)(7)(8)
Softbank ARM Loan	1-4-1, Marunouchi Chiyoda-ku, Tokyo, Japan	Semiconductors & Semiconductor Equipment	1st Lien	6.50%	S+250, 0.00% Floor	9/21/2027		12,500	12,500	12,500	0.0%	(2)(7)(8)(12)
Softbank ARM Loan	1-4-1, Marunouchi Chiyoda-ku, Tokyo, Japan	Semiconductors & Semiconductor Equipment	1st Lien	6.19%	S+225, 0.00% Floor	8/21/2027		12,500	12,469	12,500	0.0%	(2)(7)(8)(12)
Solenis	2475 Pinnacle Drive, Wilmington, DE 19803	Chemicals	1st Lien	6.92%	S+325, 0.00% Floor	11/3/2032		20,348	20,300	20,254	0.0%
Solenis	1500 Solana Blvd, Building #6, Suite #6300 (3rd floor), Westlake, TX 76262	Chemicals	1st Lien	6.67%	S+300, 0.50% Floor	6/20/2031		30,963	30,572	30,741	0.0%
Solera	2204 Lakeshore Dr, #325, Homewood, AL 35209	Software	1st Lien	7.85%	S+401, 0.50% Floor	6/2/2028		53,262	52,901	51,485	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Southern Veterinary Partners	2204 Lakeshore Drive, Suite 325, Birmingham, AL 35209	Health Care Providers & Services	1st Lien	6.37%	S+250, 0.00% Floor	12/4/2031		32,336	32,244	32,334	0.0%
Sports Invest	First Floor, 5 Fleet Place, London, United Kingdom, EC4M 7RD	Hotels, Restaurants & Leisure	1st Lien	10.25%	10.25%	10/3/2029		£40,000	50,583	52,975	0.0%	(2)(7)(11)(12)
SPX Flow	13320 Ballantyne Corporate Place, Charlotte, NC, 28277	Machinery	1st Lien	6.47%	S+275, 0.50% Floor	4/5/2029		1,850	1,850	1,857	0.0%
Stamps.com	1990 East Grand Ave, El Segundo, CA 90245	Commercial Services & Supplies	1st Lien	9.58%	S+585, 0.75% Floor	10/5/2028		31,525	31,234	30,579	0.0%	(7)(8)
Stonepeak Bayou	600 Travis Street 48th Floor Houston, TX 77002	Oil, Gas & Consumable Fuels	1st Lien	6.42%	S+275, 0.00% Floor	10/1/2032		16,500	16,207	14,974	0.0%
Storable	11000 N Mopac Expy, #300, Austin, TX 78759	Software	1st Lien	6.97%	S+325, 0.00% Floor	4/16/2031		23,572	23,485	23,714	0.0%
Stretto	410 Exchange Suite 100, Irvine, CA 92602	Financial Services	1st Lien	8.98%	S+525, 1.00% Floor	10/13/2028		123,188	121,668	120,724	0.0%	(7)(8)
Strongpoint	1 East Wacker, Suite 2900, Chicago, IL 60601	Financial Services	1st Lien	8.59%	S+475, 0.75% Floor	12/13/2030		68,856	68,591	67,499	0.0%	(4)(7)
Student Transportation of America	3349 Highway 138 Building A, Suite C, Wall, NJ 07719	Ground Transportation	1st Lien	6.94%	S+325, 0.00% Floor	6/24/2032		7,761	7,723	7,794	0.0%
Suave	433 Hackensack Ave Hackensack, NJ 07601	Personal Care Products	1st Lien	8.34%	S+450, 0.50% Floor	12/3/2032		216,979	214,625	214,687	0.0%	(4)(7)(8)
Sumitomo Mitsui Trust Bank	1-4-1 Marunouchi, Chiyoda-ku, Tokyo 100-8233 Japan	Banks	Unsecured Debt	6.53%	S+220, 0.00% Floor	4/14/2026		35,200	35,116	35,077	0.0%	(2)(7)(12)
Summit	1250 Northland Dr., Suite 200, Mendota Heights, MN 55120	Electronic Equipment, Instruments & Components	1st Lien	6.49%	S+250, 0.00% Floor	10/1/2032		14,222	14,188	14,294	0.0%	(4)
SumUp	16-20 Short's Gardens, London WC2H 9US, United Kingdom	Commercial Services & Supplies	1st Lien	8.07%	E+600, 1.50% Floor	5/23/2031		€40,000	42,963	46,420	0.0%	(2)(7)(11)(12)
Sunfire	377 Valley Rd 1255, Clifton, NJ 07013	Software	1st Lien	9.17%	S+550, 0.75% Floor	4/1/2030			(20)	—	0.0%	(4)(7)(8)
Sunfire	377 Valley Rd 1255, Clifton, NJ 07013	Software	1st Lien	9.17%	S+550, 0.75% Floor	4/1/2031		8,541	8,401	8,583	0.0%	(7)(8)
SupplyHouse	130 Spagnoli Rd, Melville, NY 11747	Distributors	1st Lien	7.84%	S+400, 0.00% Floor	7/1/2032		59,850	59,568	59,551	0.0%	(7)
SupplyHouse	130 Spagnoli Rd, Melville, NY 11747	Distributors	1st Lien	7.84%	S+400, 0.50% Floor	7/1/2032			(93)	(100)	0.0%	(4)(7)
Suvoda	181 Washington St #100, Conshohocken, PA 19428	Health Care Technology	1st Lien	8.47%	S+475, 0.75% Floor	3/31/2032		87,785	87,339	88,004	0.0%	(4)(7)
Tailored Brands	6380 Rogerdale Rd, Houston, TX 77072	Specialty Retail	1st Lien	9.60%	S+575, 0.00% Floor	2/26/2029		52,142	51,181	52,402	0.0%	(2)
Talen Energy	2929 Allen Pkwy, Suite 2200, Houston, TX 77019	Electric Utilities	1st Lien	5.67%	S+200, 0.00% Floor	11/25/2032		7,595	7,557	7,606	0.0%	(2)
Tate & Lyle	5 Marble Arch, London, W1H 7EJ United Kingdom	Food Products	1st Lien	7.19%	S+325, 0.50% Floor	4/1/2029		6,483	6,351	6,415	0.0%
Team Select	2999 N. 44th Street, Suite 100, Phoenix, AZ 85018	Health Care Providers & Services	1st Lien	8.62%	S+475, 1.00% Floor	5/4/2029		22,561	22,236	22,435	0.0%	(4)(7)(8)
Tekni-Plex	460 E Swedesford Rd, Ste 3000, Wayne, PA 19087	Containers & Packaging	1st Lien	7.42%	S+375, 0.50% Floor	9/15/2028		80,969	79,984	77,974	0.0%
TerSera Therapeutics	520 Lake Cook Road, Suite 500, Deerfield, IL 60015	Pharmaceuticals	1st Lien	9.47%	S+575, 1.00% Floor	4/4/2029		16,581	16,312	16,581	0.0%	(4)(7)(8)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Title Resource Group	8111 Lyndon B Johnson Fwy, Suite 120, Dallas, TX 75251	Financial Services	1st Lien	9.17%	S+550, 1.00% Floor	9/27/2031		131,825	129,499	129,188	0.0%	(2)(7)(8)
Tivity Health	701 Cool Springs Blvs, Franklin, TN 37067	Health Care Providers & Services	1st Lien	8.72%	S+500, 0.75% Floor	6/28/2029		111,293	110,350	111,293	0.0%	(7)(8)
TKO	9601 Wilshire Boulevard. Beverly Hills, CA 90210	Banks	1st Lien	7.06%	6.73% PIK	9/13/2029		54,924	54,046	54,924	0.0%	(2)(7)
Trading Technologies	1 South Wacker Drive Suite 1200. Chicago, IL 60606	Software	1st Lien	8.14%	S+425, 0.50% Floor	11/4/2032		54,054	53,978	53,978	0.0%	(4)(7)
Traffic Management Solutions	8895 N. Military Trail, Palm Beach Gardens, FL 33410	Construction & Engineering	1st Lien	8.87%	S+500, 1.00% Floor	11/26/2030		12,545	12,334	12,425	0.0%	(4)(7)
Transdigm	1301 East 9th Street, Suite 3000, Cleveland, OH	Aerospace & Defense	1st Lien	6.22%	S+250, 0.00% Floor	1/19/2032		2,798	2,792	2,812	0.0%	(2)
Transportation Insight	310 Main Ave Way SE, Hickory, NC 28602	Ground Transportation	1st Lien	8.32%	8.32%	6/18/2027		7,473	7,458	5,081	0.0%	(4)(7)(10)
Transportation Insight	310 Main Ave Way SE, Hickory, NC 28602	Ground Transportation	1st Lien	1.00%	1.00%	6/18/2027		8	—	8	0.0%	(4)(7)(10)
Tranzonic	26301 Curtiss Wright Parkway, Cleveland, OH 44143	Household Products	1st Lien	9.82%	S+610, 0.75% Floor	8/14/2028		96,080	94,651	95,118	0.0%	(4)(7)(8)
Tranzonic	26301 Curtiss Wright Parkway, Cleveland, OH 44143	Household Products	Common Equity/ Partnership Interests	N/A	N/A	N/A		50 shares/units	50	76	0.2%	(7)(8)
Trench Plate Rental Co.	2515 Galveston Rd, Houston, TX 77017	Construction & Engineering	1st Lien	9.29%	S+560, 1.00% Floor	12/4/2028		46,500	46,217	46,016	0.0%	(4)(7)(8)
Trench Plate Rental Co.	2515 Galveston Rd, Houston, TX 77017	Construction & Engineering	Common Equity/ Partnership Interests	N/A	N/A	N/A		331 shares/units	50	37	0.0%	(7)(8)
Triumph	555 East Lancaster Avenue, Suite 400, Radnor, PA 19087	Aerospace & Defense	1st Lien	9.25%	S+238 Cash plus 2.88% PIK, 0.50% Floor	7/24/2032		200,215	198,331	198,213	0.0%	(7)
Triumph	555 East Lancaster Avenue, Suite 400, Radnor, PA 19087	Aerospace & Defense	1st Lien	8.63%	S+475, 0.50% Floor	7/24/2032			(394)	(504)	0.0%	(4)(7)
Tronox	263 Tresser Blvd, Suite 1100, Stamford, CT 06901	Chemicals	1st Lien	5.92%	S+225, 0.00% Floor	4/4/2029		7,039	6,426	5,789	0.0%	(2)
True Potential	Gateway West, Newburn Riverside, Newcastle upon Tyne, NE15 8NX, United Kingdom	Capital Markets	1st Lien	8.75%	SONIA+500, 0.00% Floor	3/21/2030		£61,000	77,784	83,047	0.0%	(2)(7)(8)(11)
Trugreen	1790 Kirby Parkway, Suite 300 Memphis, TN 38138	Commercial Services & Supplies	1st Lien	7.82%	S+410, 0.75% Floor	11/2/2027		35,618	34,876	34,986	0.0%
Truist	214 N Tryon St, STE 3, Charlotte, NC 28202	Insurance	1st Lien	6.92%	S+325, 0.00% Floor	5/6/2029			(381)	(435)	0.0%	(4)(7)
Truist	214 N Tryon St, STE 3, Charlotte, NC 28202	Insurance	1st Lien	6.42%	S+275, 0.00% Floor	5/6/2031		32,649	32,578	32,744	0.0%
Truvant	3800 Arco Corporate Dr, Charlotte, NC 28273	Containers & Packaging	1st Lien	8.92%	S+525, 1.00% Floor	8/20/2029			3	(69)	0.0%	(4)(7)(8)
Truvant	3800 Arco Corporate Dr, Charlotte, NC 28273	Containers & Packaging	1st Lien	8.67%	S+500, 1.00% Floor	8/20/2029		25,467	25,173	25,276	0.0%	(7)(8)
Twitter	1355 Market Street, San Francisco, CA 94103	Interactive Media & Services	1st Lien	9.50%	9.50%	10/26/2029		56,512	55,010	56,422	0.0%
Twitter	1355 Market Street, San Francisco, CA 94103	Interactive Media & Services	1st Lien	10.45%	S+675, 0.50% Floor	10/26/2029		29,650	29,056	29,195	0.0%
Uniguest	2926 Kraft Drive, Nashville, TN 37204	Software	1st Lien	8.72%	S+500, 1.00% Floor	11/27/2030		48,164	47,375	47,163	0.0%	(4)(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
United Flow Technologies	8000 Jetstar Dr. Suite 150 Irving, TX 75063	Machinery	1st Lien	8.27%	S+450, 0.50% Floor	12/6/2032		67,723	66,838	66,828	0.0%	(4)(7)
United Site Services	118 Flanders Road, Westborough, MA 01581	Commercial Services & Supplies	1st Lien	9.92%	S+625, 0.50% Floor	4/30/2030		8,380	8,155	8,506	0.0%	(8)
United Site Services	118 Flanders Road, Westborough, MA 01581	Commercial Services & Supplies	2nd Lien	10.36%	10.36%	12/17/2028		35,864	33,700	5,236	0.0%	(8)(10)
Uniti Group Inc.	2101 Riverfront Drive, Suite A Little Rock, AR 72202	Diversified Telecommunication Services	1st Lien	7.50%	7.50%	10/15/2033		9,266	9,289	9,501	0.0%	(2)
Uniti Group Inc.	2101 Riverfront Drive, Suite A Little Rock, AR 72202	Diversified Telecommunication Services	1st Lien	7.72%	S+400, 0.00% Floor	10/6/2032		85,000	84,217	85,425	0.0%	(2)
US Fertility	9600 Blackwell Road, 5th Floor Rockville, MD 20850	Health Care Providers & Services	1st Lien	7.22%	S+350, 0.00% Floor	12/10/2032		16,066	15,973	16,146	0.0%	(4)(8)
US LBM	2077 Convention Center Concourse, Suite 125, Atlanta, GA 30337	Building Products	1st Lien	8.73%	S+500, 0.75% Floor	6/6/2031		13,965	13,439	13,982	0.0%
US RADIOLOGY SPECIALISTS	4200 Six Forks Road, Suite 1000, Raleigh, NC 27609	Health Care Providers & Services	1st Lien	6.70%	S+300, 0.00% Floor	12/13/2032		11,000	10,973	11,089	0.0%	(2)
USA DeBusk	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	1st Lien	9.14%	S+525, 0.75% Floor	4/30/2031		16,644	16,423	16,445	0.0%	(4)(7)(8)
USA DeBusk	1005 W 8th St, Deer Park, TX 77536	Commercial Services & Supplies	1st Lien	9.15%	S+525, 0.75% Floor	4/30/2030		1,802	1,767	1,778	0.0%	(4)(7)(8)
Valor	100 East State Street, Belle Plaine, Minnesota 56011	Technology Hardware, Storage & Peripherals	1st Lien	10.00%	10.00%	11/20/2030		249,464	246,972	246,971	0.0%	(7)
Valor	100 East State Street, Belle Plaine, Minnesota 56011	Technology Hardware, Storage & Peripherals	Common Equity/ Partnership Interests	N/A	N/A	N/A		13,750,397 shares/units	13,750	13,750	1.0%	(7)
Vantage Specialty Chemicals	1751 Lake Cook Rd, Suite 550, Deerfield, IL 60015	Chemicals	1st Lien	10.42%	S+675 Cash plus 2.75% PIK, 1.00% Floor	8/29/2029		56,029	54,735	53,788	0.0%	(7)
Vantage Specialty Chemicals	1751 Lake Cook Rd, Suite 550, Deerfield, IL 60015	Chemicals	1st Lien	9.92%	S+625, 1.00% Floor	2/28/2029			(109)	(193)	0.0%	(4)(7)
Vantive	One Vanderbilt Ave, New York, NY 10018	Health Care Equipment & Supplies	1st Lien	8.45%	S+475, 0.75% Floor	1/30/2032		116,273	114,350	115,203	0.0%	(4)(7)(8)
Vantive	One Vanderbilt Ave, New York, NY 10019	Health Care Equipment & Supplies	1st Lien	7.00%	C+475, 0.75% Floor	1/30/2032	C$	21,050	14,311	15,336	0.0%	(7)(8)(11)
Vantive	One Vanderbilt Ave, New York, NY 10020	Health Care Equipment & Supplies	1st Lien	5.75%	T+500, 0.75% Floor	1/30/2032		¥2,250,614	14,499	14,333	0.0%	(7)(8)(11)
Varsity Brands	4849 Alpha Rd., Dallas, Texas 75244	Specialty Retail	1st Lien	6.67%	S+300, 0.00% Floor	8/26/2031		67,163	66,764	67,488	0.0%	(8)
Veeam Software	3000 Carillon Point Kirkland, Seattle, WA 98033	Software	1st Lien	6.09%	S+225, 0.00% Floor	4/12/2031		18,604	18,463	18,709	0.0%
Vensure	1475 S Price Rd, Chandler, AZ 85286	IT Services	1st Lien	8.99%	S+500, 0.50% Floor	9/27/2031		158,960	157,657	156,537	0.0%	(4)(7)(8)
Venture Global	1001 19th Street North, Suite 1500, Arlington, VA 22209	Gas Utilities	1st Lien	7.22%	S+350, 0.00% Floor	7/28/2028		31,250	30,466	30,313	0.0%	(2)(7)
VEPF VII	401 Congress Avenue, Suite 3100 Austin, TX 78701	Financial Services	1st Lien	8.32%	S+450, 0.00% Floor	2/28/2028		19,340	19,298	19,603	0.0%	(2)(7)

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Verscend	10701 S River Front Pkwy, Unit 200, South Jordan, UT 84095	Software	1st Lien	6.62%	S+275, 0.00% Floor	5/1/2031		51,133	50,396	49,258	0.0%	(2)
Verscend	10701 S River Front Pkwy, Unit 200, South Jordan, UT 84095	Software	1st Lien	6.62%	S+275, 0.00% Floor	3/26/2032		46,056	45,501	44,329	0.0%	(2)
Version 1	Waterloo Court, Suites 6 & 7, First Floor, 10 Theed St, London, SE1 8ST, United Kingdom	IT Services	1st Lien	9.47%	E+575, 0.00% Floor	7/11/2029	€		—	(32)	0.0%	(2)(4)(7)(8)(11)(12)
Version 1	Waterloo Court, Suites 6 & 7, First Floor, 10 Theed St, London, SE1 8ST, United Kingdom	IT Services	1st Lien	8.62%	SONIA+490, 0.00% Floor	7/11/2029		£8,807	10,322	11,525	0.0%	(2)(4)(7)(8)(11)(12)
Version 1	Waterloo Court, Suites 6 & 7, First Floor, 10 Theed St, London, SE1 8ST, United Kingdom	IT Services	1st Lien	6.92%	E+490, 0.00% Floor	7/11/2029		€4,029	3,994	4,711	0.0%	(2)(7)(8)(11)(12)
VFS Global	Bleicherweg 10 Zürich, ZÜRICH, 8002, Switzerland	Professional Services	1st Lien	6.29%	S+250, 0.00% Floor	10/7/2032		12,500	12,470	12,566	0.0%	(2)(8)
VikingCloud	111 North Wabash Ave. Suite 100 #3230, Chicago, IL 60602,	IT Services	1st Lien	8.67%	S+500, 0.75% Floor	8/6/2030		23,421	23,120	23,236	0.0%	(4)(7)
Village Pet Care	1090 Center Drive, Park City, UT 84098	Diversified Consumer Services	1st Lien	10.32%	S+650, 1.00% Floor	9/22/2029		2,038	1,990	1,913	0.0%	(4)(7)(8)
VIP	402 Water Tower Circle, Colchester VT 05446	Software	1st Lien	9.07%	S+475, 0.50% Floor	1/30/2032		66,494	65,702	65,467	0.0%	(4)(7)
Vita Global	30 Charing Cross Road, London, WC2H 0DE, United Kingdom	Chemicals	1st Lien	11.96%	11.96%	6/8/2029		£18,598	25,145	16,796	0.0%	(2)(7)(10)(11)(12)
Volunteer Materials	750 State Hwy 99, Lewisburg, TN 37091	Construction Materials	1st Lien	10.32%	S+650, 1.00% Floor	9/1/2029		5,453	5,360	5,262	0.0%	(7)(8)
Volunteer Materials	750 State Hwy 99, Lewisburg, TN 37091	Construction Materials	1st Lien	8.82%	S+500, 1.00% Floor	9/1/2029			(12)	(27)	0.0%	(4)(7)(8)
Walter's Wedding	421 E Oak St, Denton, TX 76201	Hotels, Restaurants & Leisure	1st Lien	8.90%	S+500, 1.00% Floor	8/2/2030		33,778	33,240	32,765	0.0%	(4)(7)(8)
Warner Media	230 Park Avenue South, New York, NY 10003	Entertainment	1st Lien	7.22%	S+350, 0.00% Floor	12/28/2026		41,250	41,135	41,085	0.0%	(2)(7)
Wasserman Media Group	10900 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90024	Media	1st Lien	6.71%	S+300, 0.00% Floor	6/23/2032		6,983	6,949	7,026	0.0%
Waystone	35 Shelbourne Road, Ballsbridge, Dublin, Ireland	Professional Services	1st Lien	8.91%	S+525, 0.00% Floor	3/19/2032		70,821	69,377	70,166	0.0%	(2)(4)(7)(12)
Waystone	35 Shelbourne Road, Ballsbridge, Dublin, Ireland	Professional Services	1st Lien	7.27%	E+525, 0.00% Floor	3/19/2032		€74,316	80,159	86,681	0.0%	(2)(7)(11)(12)
Wealth Enhancement Group	505 Highway 169 North, Suite 900, Plymouth, MN 55441	Financial Services	1st Lien	8.82%	S+450, 1.00% Floor	10/2/2028			—	(54)	0.0%	(4)(7)
Weber-Stephen Products	1415 S Roselle Road, Palatine IL, 60067	Household Durables	1st Lien	7.74%	S+375, 0.00% Floor	10/1/2032		31,500	31,266	31,586	0.0%
Wellsky	11300 Switzer Road, Overland Park, KS 66210	Health Care Technology	1st Lien	6.58%	S+286, 0.00% Floor	3/10/2028		20,758	20,707	20,838	0.0%

Name of Portfolio Company	Company Address	Nature of its Principal Business	Title of Securities Held by ADS	Interest Rate	Reference Rate and Spread (3)	Maturity Date	CCY	Par/ Shares/Units	Cost (5)	Fair Value	Percentage of Class Held (1)	Footnotes
Westinghouse	1000 Westinghouse Drive, Cranberry Township, PA 16066	Electric Utilities	1st Lien	5.87%	S+200, 0.00% Floor	1/27/2031		9,875	9,889	9,903	0.0%
WhiteWater DBR	100 Congress Ave., Austin, TX 78701	Oil, Gas & Consumable Fuels	1st Lien	5.94%	S+225, 0.00% Floor	3/3/2031		9,195	9,219	9,262	0.0%
WHP Global	530 5th Ave, 12th Floor, New York, NY, 10036	Financial Services	1st Lien	8.39%	S+450, 0.50% Floor	2/20/2032		56,566	56,027	56,906	0.0%
X.AI	1450 Page Mill Road, Palo Alto, CA, 94304	Software	1st Lien	12.50%	12.50%	6/28/2030		24,634	24,649	25,946	0.0%	(2)
X.AI	1450 Page Mill Road, Palo Alto, CA, 94304	Software	1st Lien	12.50%	12.50%	6/30/2030		4,360	4,360	4,656	0.0%	(2)
Zafin	401 W. Georgia St., Suite 1701Vancouver, British Columbia, Canada	Software	1st Lien	8.42%	S+475, 0.75% Floor	2/14/2031		12,500	12,302	12,329	0.0%	(2)(4)(7)(8)
Zendesk	989 Market St, San Francisco, CA 94103	Software	1st Lien	8.69%	S+500, 0.75% Floor	11/22/2028		148,813	147,051	148,407	0.0%	(4)(7)(8)
Zeus	134 Chubb Way, Branchburg, NJ 08876	Health Care Equipment & Supplies	1st Lien	9.67%	S+600 Cash plus 3.00% PIK, 0.75% Floor	2/28/2031		54,045	53,488	50,127	0.0%	(7)(8)
Zeus	134 Chubb Way, Branchburg, NJ 08876	Health Care Equipment & Supplies	1st Lien	9.17%	S+550, 0.75% Floor	2/28/2031		4,996	4,910	4,270	0.0%	(4)(7)(8)
Zeus	134 Chubb Way, Branchburg, NJ 08876	Health Care Equipment & Supplies	1st Lien	9.17%	S+550, 0.75% Floor	2/28/2030			(79)	(547)	0.0%	(4)(7)(8)
Ziggo	Boven Vredenburgpassage 128, 3511 WR Utrecht, Netherlands.	Media	1st Lien	7.03%	S+325, 0.00% Floor	1/15/2033		15,000	14,707	14,920	0.0%	(2)

(1)
This information is based on data made available to us as of December 31, 2025. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.
(2)
Investments that the Fund has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Fund monitors the status of these assets on an ongoing basis. As of December 31, 2025, non-qualifying assets represented approximately 27.84% of the total assets of the Fund.
(3)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “S”) or an alternate base rate (which can include but is not limited to the Federal Funds Effective Rate or the Prime Rate), at the borrower's option, and which reset periodically based on the terms of the loan agreement. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting period, and may be subject to interest floors. As of December 31, 2025, SOFR was 3.87%, 1 month SOFR was 3.69%, 3 months SOFR was 3.65%, 6 months SOFR was 3.57%, SONIA was 3.73%, 3 months KORIBOR (“K”) was 2.82%, 3 months EURIBOR (“E”) was 2.03%, 6 months EURIBOR was 2.11%, Swiss Average Rate Overnight (“SARON”) was -0.08%, 6 months Stockholm Interbank Offered Rate (“STIBOR”) was 2.07%, Prime Rate (“P”) was 6.75%, 3 month Australia Bank Bill Swap Rate (“BBSW”) was 3.74%, 1 month Canadian

Overnight Repo Rate Average (“CORRA” or “C”) was 2.26%, 3 month CORRA was 2.26%, 3 month Japan Tokyo Overnight Average Rate (“TONAR” or “T”) was 0.71%, 3 month Norwegian Overnight Weighted Average Rate (“NIBOR” or “NOK”) was 4.07%.
(4)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. The negative cost, if applicable, is the result of the capitalized discount being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount on the loan. See Notes to the Consolidated Financial Statements: “Commitments and Contingencies” in our most recent annual report on Form 10-K, as well as any of our subsequent SEC filings.
(5)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(6)
Aggregate gross unrealized gain and loss for federal income tax purposes are $337,333 and $(237,835), respectively. Net unrealized loss is $99,498 based on a total tax cost of $24,416,132.
(7)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board (see Note 2 and Note 4 to the consolidated financial statements), pursuant to the Fund's valuation policy.
(8)
These are co-investments made with the Fund's affiliates in accordance with the terms of the exemptive order the Fund received from the SEC permitting us to do so (see Note 3 to the consolidated financial statements for discussion of the exemptive order from the SEC).
(9)
All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.
(10)
Position or portion thereof is listed as non-accrual status. See Note 2 "Significant Accounting Policies" in our most recent annual report on Form 10-K, as well as any of our subsequent SEC filings.
(11)
Par amount is denominated in USD unless otherwise noted, British Pound (“£”), Australian Dollar (“A$”), Canadian Dollar (“C$”), European Euro (“€”), Japanese Yen (“¥”), South Korean Won (“₩”), Swedish Krona (“Skr”), Norweigian Krone (“Nkr”) and Swiss Franc (“₣”). Par amount represents funded commitments. See Note 32 in the Consolidated Schedule of Investments and Note 8 to the consolidated financial statements for further information on undrawn revolving and delayed draw loan commitments, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies.
(12)
All or a portion of these debt investments are not pledged as collateral under any of the Fund's credit facilities (see Note 6 to the consolidated financial statements). For other debt investments that are pledged to the Fund's credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

Management of the Fund

Board of Trustees

Our business and affairs are managed under the direction of our Board of Trustees. The Board of Trustees are classified, with respect to the time for which members of the Board of Trustees severally hold office, into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the Class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees consists of six members, five of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board of Trustees. We refer to these individuals as our Independent Trustees. Our Board of Trustees elects our executive officers, who serve at the discretion of the Board of Trustees.

Trustees

Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Public or Investment Fund Directorships Held by Trustee(2)
Independent Trustees

Meredith Coffey	1968	Trustee	Class I Trustee since 2021.	Head of Research and Co-Head of Public Policy, Loan & Syndications Trading Association, 2008-2023.	5

Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Apollo Senior Floating Rate Fund Inc., 2023-2024; Director, Apollo Tactical Income Fund Inc., 2023-2024.

Christine Gallagher	1985	Trustee	Class I Trustee since 2021.	Customer Experience Social Impact & Strategic Initiatives Manager, Leidos QTC Health Services, 2024-present; Founder and President, Military Quality of Life Consulting, LLC, 2015-present; Chief of Staff of Military & Veterans Health Solutions, Leidos, 2021-2023; Community Engagement Manager of Military and Family Life Counseling Program, Leidos, 2021-2023.	4	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present.

Michael Porter	1983	Trustee	Class II Trustee since 2021.	Vice President, Corporate Development and Strategy, Netflix, 2014-2025.	4

Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Ednovate Charter School, 2020-present.

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Public or Investment Fund Directorships Held by Trustee(2)

Carl J. Rickertsen	1960	Trustee	Class II Trustee since 2021.	Managing Partner, Pine Creek Partners, 2015-present.	5

Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Director, Magnera Corporation, 2024-present; Trustee, Apollo S3 Private Markets Fund, 2023-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Hut 8 Corp., 2022-present; Director, Strategy Inc., 2002-present; Director, Berry Global Inc., 2013-2024; Director, Apollo Senior Floating Rate Fund Inc., 2011-2023; Director, Apollo Tactical Income Fund Inc., 2013-2023.

Sheryl Schwartz	1963	Trustee	Class III Trustee since 2025.	Professor, Fordham University, 2020-present; Chief Investment Officer, Alti Financial, 2020-2025.	3	Trustee, Apollo S3 Private Markets Fund, 2026-present; Trustee, Apollo Diversified Credit Fund, 2025-present; Director, GAIA Reit, 2023-present; Director, Cartesian Growth II, 2021-present.

Interested Trustees
Earl Hunt	1981	Trustee, Chair-person and Chief Executive Officer	Class III Trustee since 2021.	Partner, Apollo Global Management, Inc., 2021-present; Chairman, Trustee, and Chief Executive Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II(UL) Capital Trust, 2025-present; Chairman, Trustee, and Chief Executive Officer, Apollo Debt Solutions BDC, 2022-present; Chairman, Trustee, and President, Apollo Diversified Credit Fund, 2022-present.	4	Trustee, Apollo Origination II (Levered) Capital Trust, 2025-present; Trustee, Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo Diversified Credit Fund, 2022-present.

(1)
“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust, Apollo S3 Private Markets Fund, MidCap Apollo Institutional Private Lending and MidCap Financial Investment Corporation.

(2)
Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

The address for each Trustee is c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, NY 10019. While we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Length of Time Served	Principal Occupation During Past 5 Years
Eric Rosenberg	1968	Chief Financial Officer	Since 2023

Managing Director, Apollo Global Management, Inc., 2023-present; Chief Operating Officer and Chief Financial Officer, Investment Firm, 2022-2023; Chief Financial Officer and Managing Director, Anchorage Capital Group, 2016-2022.

Ryan Del Giudice	1990	Chief Compliance Officer	Since 2023

Principal, Apollo Global Management, Inc., 2022-present; Chief Compliance Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Compliance Officer, MidCap Apollo Institutional Private Lending, 2024-present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023-present; Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2022-present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018-present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023-2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017-2022.

Kristin Hester	1980	Chief Legal Officer and Secretary	Since 2021

Managing Director, General Counsel – Global Wealth, Apollo Global Management, Inc., 2015-present; Chief Legal Officer and Secretary, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Legal Officer and Secretary, Apollo Diversified Real Estate Fund, 2024-present; Chief Legal Officer, Secretary and Vice President, MidCap Apollo Institutional Private Lending, 2024-present; Chief Legal Officer and Secretary of Apollo S3 Private Markets Fund, 2023-present; Chief Legal Officer and Secretary, Apollo Diversified Credit Fund, 2022-present; Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022-present; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022-2024.

Adam Eling	1982	Chief Operating Officer	Since 2023	Managing Director, Apollo Global Management, Inc., 2012-present.

The address for each officer is c/o Apollo Debt Solutions BDC 9 West 57th Street, New York, NY 10019.

Biographical Information

The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

Earl Hunt. Mr. Hunt is a Partner and the Chairman and Chief Executive Officer of Apollo Debt Solutions BDC, Apollo Origination II (Levered) Capital Trust, and Apollo Origination II (UL) Capital Trust. Mr. Hunt also serves as Chairman and President of Apollo Diversified Credit Fund. Prior to joining in 2021, Mr. Hunt was a Partner in the Global Markets division at Goldman Sachs where he was responsible for strategic client coverage. He also served as a member of the Goldman Sachs Partnership Committee and Global Markets Operating Committee. Previously, Mr. Hunt was Co-Head of US Distressed & Par Loan sales at Goldman

Sachs. Before that, Mr. Hunt worked at Citi as a Director in Leveraged Finance sales. Mr. Hunt earned a BA in Economics from Brown University and is a member of the Brown University Board of Trustees.

Independent Trustees

Meredith Coffey. Ms. Coffey is a Trustee, a member of the Fund’s Audit Committee and Chairperson of the Fund’s Nominating and Governance Committee. From 2008 to 2023, Ms. Coffey was an Executive Vice President of the Loan Syndications and Trading Association (“LSTA”), ran the LSTA’s Research Department and co-headed the LSTA’s regulatory and CLO efforts, which helped facilitate continued availability of credit and the efficiency of the loan market. In addition, Ms. Coffey headed efforts to analyze current and anticipated loan market developments, helping the LSTA build strategy and improve market efficiency, and providing commentary through weekly newsletters, periodic conferences and webcasts. Ms. Coffey and the analyst team also engaged market participants, press and regulators on issues and developments in the global loan market. Ms. Coffey has published analysis on the syndicated loan market in numerous books and periodicals, presented frequently, and has testified several times before Congress on issues pertaining to the loan and CLO markets. Prior to joining the LSTA, Ms. Coffey was Senior Vice President and Director of Analysis focusing on the loan and adjacent markets for Thomson Reuters LPC, working in and running loan research for 15 years. Ms. Coffey has a BA in Economics from Swarthmore College and a graduate degree in Economics from New York University.

Christine “C.C.” Gallagher. Ms. Gallagher is a Trustee, a member of the Fund’s Audit Committee and a member of the Fund’s Nominating and Governance Committee. Ms. Gallagher serves as the Customer Experience (CX) Social Impact & Strategic Initiatives Manager at Leidos QTC Health Services. Commencing in March 2021, Ms. Gallagher has held the roles of Chief of Staff, Leidos Military & Veterans Health Solutions; and Communications and Engagement Manager, Military and Family Life Counseling (MFLC) Program (West). She is also president of Military Quality of Life Consulting (MQOLC), LLC, a company she founded in 2015 that equips professional organizations to fulfill their goal of supporting the military community through corporate social responsibility, corporate philanthropy and cause marketing. In 2020, MQOLC’s mission expanded with a new product offering, the Stressless PCS Kit. From 2015 to 2019, Ms. Gallagher served as an agile IT project manager for BAM Technologies, LLC. She has served as a program director for multiple national military service organizations during her career. She was a Lecturer, Faculty Academic Advisor and Adjunct Professor at Troy University and Austin Peay State University in each of the respective school’s communications department from 2009 to 2016. Ms. Gallagher has served on the board of several national and local military service organizations. Ms. Gallagher has an MS from the University of Tennessee and a BS from the University of Florida.

Michael Porter. Mr. Porter is a Trustee, a member of the Fund’s Audit Committee and a member of the Fund’s Nominating and Governance Committee. He also currently serves on the Board of Directors of Ednovate Charter School, joining that board in December 2020. Mr. Porter worked at Netflix for over a decade, most recently holding the position VP, Corporate Development and Strategy. Prior to joining Netflix, Mr. Porter spent two years as an investment associate, including at Vista Equity Partners, focusing on software private equity products. He also worked as an entertainment finance associate in J.P. Morgan Chase’s Entertainment Industries Group. Mr. Porter has over twenty years of finance experience related to equity research, corporate development, investment banking and private equity. Mr. Porter has an MBA from Harvard Business School and a BA in international business from the University of California, Berkeley.

Carl J. Rickertsen. Mr. Rickertsen is a Trustee, a member of the Fund’s Audit Committee and a member of the Fund’s Nominating and Governance Committee. Mr. Rickertsen is currently a Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2005. From January 1998 to January 2005, Mr. Rickertsen was Chief Operating Officer and a partner at Thayer Capital Partners, a private equity investment firm. From September 1994 to January 1998, Mr. Rickertsen was a Managing Partner at

Thayer. Mr. Rickertsen was a founding partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen currently serves on the Board of Directors for Strategy Incorporated, a publicly-traded software firm; Magnera Corporation, a global manufacturer of advanced nonwovens and specialty materials; and Hut 8 Corp., North America's innovation-focused digital asset miner. Mr. Rickertsen formerly served on the Board of Directors for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., and was formerly a board member of the following publicly-traded companies: Berry Plastics Group, Inc., a leading provider of value-added plastic consumer packaging and engineered materials; Noranda Aluminum Holding Corporation, an integrated provider of value-added primary aluminum products and rolled aluminum coils; Convera Corporation, a search-engine software company; UAP Holding Corp., a distributor of agriculture products; and Homeland Security Capital Corporation, a specialized technology provider to government and commercial customers. Mr. Rickertsen received a BS from Stanford University and an MBA from Harvard Business School.

Sheryl Schwartz. Ms. Schwartz is a Trustee, the Chairperson of the Fund’s Audit Committee and a member of the Fund’s Nominating and Governance Committee. Ms. Schwartz served as Chief Investment Officer of Alti Financial, a platform focused on democratizing private equity, from 2020 until 2025. From 2013 to 2020, she was a Managing Director at Caspian Private Equity, where she managed an investment portfolio of private market investments of more than $3 billion. From 2010 to 2013, she was a Senior Managing Director at Perseus and Managing Director of Perseus Mezzanine Finance. From 1988 to 2010, Ms. Schwartz served as Managing Director of Alternative Investments at TIAA, a Fortune 100 diversified financial services firm, managing an investment portfolio of more than $13 billion. Ms. Schwartz has also been a board member of Cartesian Growth II since 2021 and GAIA Reit since 2023 and works on consulting projects. In addition to her commercial activities, Ms. Schwartz is also an Adjunct Professor of Private Equity and Finance at the Fordham Gabelli School of Business, and has been a board member of the Women’s Association of Venture and Equity (WAVE) since 2007. Ms. Schwartz received both her MBA and BA from New York University.

Executive Officers Who are not Trustees

Eric Rosenberg. Mr. Rosenberg joined Apollo in 2023. Prior to joining Apollo, Mr. Rosenberg was Chief Operating Officer and Chief Financial Officer for a family investment office from February 2022 to June 2023. Previously, Mr. Rosenberg was Chief Financial Officer and Managing Director for Anchorage Capital Group from 2016 to 2022. Mr. Rosenberg was also Chief Financial Officer and Managing Director for Blackstone Credit (formerly known as GSO Capital Partners) from 2008 to 2016. Prior to Blackstone, Mr. Rosenberg held various positions at Goldman Sachs from 1998 to 2008. Mr. Rosenberg earned a BBA with a concentration in Accounting from Boston University, School of Management. Mr. Rosenberg is a Certified Public Accountant (CPA).

Ryan Del Giudice. Mr. Del Giudice joined Apollo in 2022 and serves as Chief Compliance Officer for Apollo Diversified Real Estate Fund, Apollo Diversified Credit Fund, Apollo Debt Solutions BDC, Apollo S3 Private Markets Fund, Midcap Financial Investment Corporation, MidCap Apollo Institutional Private Lending, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust. Before joining Apollo, Mr. Del Giudice was the Chief Compliance Officer and SVP of Operations for Griffin Capital’s interval fund platform and registered investment advisers subsidiaries from 2017 to 2022. Prior to that, Mr. Del Giudice was a Vice President at Cipperman Compliance Services (acquired by Foreside), a boutique compliance consulting firm, where he served as the Chief Compliance Officer and/or consultant for registered investment companies, business development companies and alternative asset managers. Mr. Del Giudice graduated from St. Joseph’s University with a BS in Business Administration and Finance.

Kristin Hester. Ms. Hester joined Apollo in 2015 and serves as General Counsel, Global Wealth for Apollo. Ms. Hester serves as Chief Legal Officer for Apollo Diversified Real Estate Fund, Apollo Diversified Credit Fund, Apollo Debt Solutions BDC, Apollo S3 Private Markets Fund, Midcap Financial Investment Corporation, MidCap Apollo Institutional Private Lending, Apollo Origination II (Levered) Capital Trust and

Apollo Origination II (UL) Capital Trust and Redding Ridge Asset Management LLC. Prior to joining the firm, Ms. Hester was associated with the law firms of Dechert LLP from 2009 to 2015 and Clifford Chance US LLP from 2006 to 2009. In each case, she primarily advised U.S. registered investment companies, their investment advisers, and boards of directors on various matters under the Investment Company Act of 1940, as amended. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

Adam Eling. Mr. Eling joined Apollo in 2012 and is a Managing Director in Apollo’s Credit business. He serves as the Chief Operating Officer of Apollo Direct Lending and Apollo Debt Solutions BDC. Previously, Mr. Eling was a member of Apollo’s Business Strategy team involved in the development and execution of growth initiatives for Apollo’s Credit platform. Prior to joining Apollo, Mr. Eling was an equity research analyst covering the financial services sector at Credit Suisse from 2006 to 2012. Mr. Eling graduated summa cum laude from University of Cincinnati with a BBA in Finance and International Business. He is a Chartered Financial Analyst (CFA).

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent to c/o Apollo Debt Solutions BDC, 9 West 57th Street, New York, NY 10019.

Committees of the Board of Trustees

Our Board of Trustees currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. The Fund will hold annual meetings of shareholders.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of five persons, including Meredith Coffey, Christine Gallagher, Michael Porter, Carl J. Rickertsen and Sheryl Schwartz, all of whom are considered independent for purposes of the 1940 Act. Ms. Schwartz serves as the chair of the Audit Committee. Our Board of Trustees has determined that each of Mr. Rickertsen and Ms. Schwartz qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

A copy of the charter of the Audit Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at www.apollo.com/ads-bdc.

During the fiscal year ended December 31, 2025, the Audit Committee held four meetings.

Nominating and Governance Committee. The nominating and governance committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the nominating and governance committee, including making nominations for the appointment or election of Independent Trustees. The nominating and governance committee consists of five persons, including Meredith Coffey, Christine Gallagher, Michael Porter, Carl J. Rickertsen and Sheryl Schwartz, all of whom are considered independent for purposes of the 1940 Act. Ms. Coffey serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

A copy of charter of the Nominating and Governance Committee is available in print to any shareholder who requests it, and it will also be available on the Fund’s website at www.apollo.com/ads-bdc.

During the fiscal year ended December 31, 2025, the Nominating and Governance Committee held two meetings.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Meredith Coffey, Christine Gallagher, Michael Porter, Carl J. Rickertsen and Sheryl Schwartz. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

		Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee*	Audit	Nominating and Governance	Committee Meeting Fee
$50,000 (total assets less than $1 billion)	$2,500	$10,000	$5,000	$1,000
$75,000 (total assets equal to or greater than $1 billion, but less than $2 billion)	$2,500	$10,000	$5,000	$1,000
$150,000 (total assets equal to or greater than $2 billion, but less than $20 billion)	$2,500	$10,000	$5,000	$1,000
$200,000 (total assets equal to or greater than $20 billion, but less than $25 billion)	$2,500	$10,000	$5,000	$1,000
$250,000 (total assets equal to or greater than $25 billion, but less than $30 billion)	$2,500	$10,000	$5,000	$1,000
$300,000 (total assets equal to or greater than $30 billion)	$2,500	$10,000	$5,000	$1,000

* If the board meeting is telephonic, each Trustee will receive $1,500 for each board meeting attended.

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The Fund does not engage any compensation consultants. The compensation of the principals and other investment professionals of the Adviser is paid by the Adviser. Compensation paid to our Chief Financial Officer and Chief Compliance Officer is set by the Administrator and is subject to reimbursement by the Fund of the allocable portion of such compensation for services rendered to the Fund. Compensation paid to the Chief Compliance Officer is also approved by the Board of Trustees, including a majority of the Independent Trustees, in accordance with Rule 38a-1 under the 1940 Act. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Mr. Hunt to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board of Trustees in a manner that enhances effective oversight.

Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of Independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustee’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject to as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT

Apollo Credit Management, LLC serves as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Committee

The following investment professionals (the “Portfolio Managers”) will have primary responsibility for the day-to-day implementation and management of our investment portfolio:

Robert Givone. Mr. Givone is a Partner, Head of Portfolio Strategies and Co-Chief Credit Officer at Apollo. Before joining Apollo in 2015, Mr. Givone was Senior Research Analyst within the Distressed Credit Opportunity Group at Davidson Kempner. Prior to that, Mr. Givone was Vice President at Brencourt Advisors and Investment Banking Analyst at Lehman Brothers. A former professional tennis player, Mr. Givone holds a BA in economics from Columbia University.

James Vanek. Mr. Vanek is a Partner and Co-Head of Apollo’s Corporate Credit business. Mr. Vanek joined the Firm in 2008, and before that he was Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. Mr. Vanek graduated from Duke University with a BS in economics and a BA in computer science and received his MBA from Columbia Business School.

In implementing our investment strategy, the Portfolio Managers will have access to the experience and expertise of Mr. John Zito, Mr. Patrick Ryan and Mr. Hunt. Messrs. Zito, Ryan and Hunt are senior executives in the Apollo organization and are primarily responsible for the development and growth of the organization’s credit business. Messrs. Zito, Ryan and Hunt continue to oversee the credit business for various Apollo-sponsored entities and are active in other business operations, but will not have primary responsibility for the Fund’s day-to-day investment activities. Biographies of Mr. Zito, Mr. Ryan and Hunt are included below.

John Zito. Mr. Zito is Co-President of Apollo Asset Management, where he co-leads all investing activity and oversees the day-to-day management of the Firm’s asset management business. Mr. Zito also serves as Head of Credit, Chairman of Atlas SP, and is a member of Apollo’s Leadership Team. Since joining Apollo in 2012, Mr. Zito has helped scale the firm’s credit platform into the largest private credit franchise globally. He has played a central role in expanding Apollo’s reach into new markets and strategies, navigating periods of market dislocation, deploying significant capital at scale, and reinforcing Apollo’s leadership in innovative, long-term financing for blue-chip companies around the world. Previously, Mr. Zito served as a Managing Director and Portfolio Manager at Brencourt Advisors and spent five years as a Portfolio Manager at Veritas Fund Group. Outside Apollo, he serves on the Robin Hood Leadership Council. He is a CFA charter holder and graduated cum laude from Amherst College with an AB in economics.

Patrick Ryan. Mr. Ryan is a Partner, Head of Investment Risk Management at Apollo and Co-Chief Credit Officer at Apollo Asset Management (“AAM”), where he is responsible for investment decisions, underwriting processes, and remedial management across Apollo and its Origination Platform companies. Mr. Ryan sits on all of Apollo's Investment Committees and is Chair of its Large Investment Risk Committee which considers the firm’s largest, more complex transactions. Mr. Ryan is a member of AAM’s Management Committee, as well as Apollo’s and AAM’s Global Risk Committees. Before joining Apollo in 2015, Mr. Ryan was Chief Risk Officer of Citibank, N.A., served as Citigroup's Institutional Client Group's Chief Credit Officer and was formerly Chief Risk Officer of Citi’s Europe, Middle East & Africa region. Mr. Ryan graduated with a BA in History from Wesleyan University and received his MBA from Columbia University. He is a member of Wesleyan University’s Athletic Advisory Council and is a Co-founder and Board Member of Staten Island ACHIEVE Dollars for Scholars.

Earl Hunt. Refer to the “Management of the Fund” section to see Mr. Hunt’s biography.

The table below shows the dollar range of Common Shares owned by the Portfolio Managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Robert Givone	$100,001 – $500,000
James Vanek	$100,001 – $500,000
John Zito	—
Patrick Ryan	—
Earl Hunt	Over $1,000,000

(1)
Dollar ranges are as follows: $0, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Accounts Managed by Portfolio Managers

The Portfolio Managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Robert Givone

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	—	$—	—	$—
Other pooled investment vehicles	3	$8,059	3	$4,899
Other accounts	—	$—	—	$—

James Vanek

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	3	$4,606	—	$—
Other pooled investment vehicles	6	$19,418	5	$13,588
Other accounts	11	$6,810	11	$3,649

John Zito

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	1	$27,648	—	$—
Other pooled investment vehicles	23	$31,082	21	$18,206
Other accounts	1	$132	—	$—

Patrick Ryan

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	—	$—	—	$—
Other pooled investment vehicles	—	$—	—	$—
Other accounts	—	$—	—	$—

Earl Hunt

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered investment companies	3	$4,606	—	$—
Other pooled investment vehicles	—	$—	—	$—
Other accounts	—	$—	—	$—

Compensation

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Advisory Agreement and Administration Agreement

Apollo Credit Management, LLC is located at 9 West 57th Street, New York, NY 10019. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser manages our day-to-day operations and provides investment advisory services to us.

Advisory Agreement

The Adviser will provide management services to us pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objective, policies and restrictions;
•
identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;
•
monitoring our investments;
•
performing due diligence on prospective portfolio companies;
•
exercising voting rights in respect of portfolio securities and other investments for us;
•
serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;
•
negotiating, obtaining and managing financing facilities and other forms of leverage; and
•
providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

Compensation of Adviser

We will pay the Adviser a fee for its services under the Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Base Management Fee

The Base Management Fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement entered into between us and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

We will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
•
100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catchup.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
•
12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets

per quarter)

0%	1.25%	1.43%
0%	100%	12.5%

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

Incentive Fee Based on Capital Gains

The second component of the Incentive Fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.

Administration Agreement

Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in the Advisory Agreement and the Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party.

The Administrator has hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for: (1) any services for which it receives a separate fee, (2) rent or depreciation, utilities, capital equipment, and other administrative items of the Administrator, and (3) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of the Administrator.

Certain Terms of the Advisory Agreement and Administration Agreement

Each of the Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities (as defined by the 1940 Act) and, in each case, a majority of the Independent Trustees. We may terminate the Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate the Advisory Agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.

The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and the Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of: (i) willful misfeasance, bad faith, negligence or misconduct on its part in the performance of its duties; (ii) the reckless disregard of its duties and obligations; or (iii) the Adviser’s or Administrator’s violation of the fiduciary duty owed by the Adviser or Administrator to the Fund and its shareholders (“disabling conduct”). Each of the Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained by the Adviser or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser or Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless:

(1)
we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest;
(2)
the Indemnified Party was acting on our behalf or performing services for us;
(3)
such liability or loss was not the result of: (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of our officers or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a Trustee who is not also an officer of the Fund or the Adviser or Administrator or an affiliate of the Adviser or Administrator; and
(4)
the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus, benefits, and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1.
investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Advisory Agreement;
2.
the Fund’s allocable portion of compensation and other expenses incurred by the Adviser or Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Adviser or Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Apollo or any of its affiliates, subject to the limitations described in “Advisory and Administration Agreement—Administration Agreement.” Excluded from the allowable reimbursement shall be:
(i)
any services for which it receives a separate fee;
(ii)
rent or depreciation, utilities, capital equipment, and other administrative items of the Adviser or Administrator; and
(iii)
salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser or Administrator. The term “Controlling Person” shall mean a person, whatever his or her title, who performs functions for the Adviser or Administrator similar to those of (a) the chairman or other member of a board of directors, (b) executive officers or (c) those holding 10% or more equity interest in the Adviser or Administrator, or a person having the power to direct or cause the direction of the Adviser or Administrator, whether through the ownership of voting securities, by contract or otherwise; and
3.
all other expenses of the Fund’s operations and transactions, including those listed in “Plan of Operation—Expenses.”

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.

Board Approval of the Advisory Agreement

Our Board of Trustees, including our Independent Trustees, approved the Advisory Agreement at a meeting held on July 22, 2021, and has re-approved the Advisory Agreement annually beginning in 2023, for a one-year increment in each case. In connection with each approval, in reaching a decision to approve the Advisory Agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

•
the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•
the proposed investment advisory fee rates to be paid by the Fund to the Adviser;
•
the fee structures of comparable externally managed business development companies that engage in similar investing activities;
•
our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•
information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement; and
•
the organizational capability and financial condition of the Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board of Trustees, including a majority of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of our shareholders.

On August 7, 2025, the Advisory Agreement was renewed and continued for an additional one-year period.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•
We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•
We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
•
The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
•
We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;
•
We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•
We may not acquire assets in exchange for our Common Shares;
•
We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
•
The Adviser may not charge duplicate fees to us; and
•
The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our Common Shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Advisory Agreement.

Commingling

The Adviser may not permit our funds to be commingled with the funds of any other entity.

Potential Conflicts of Interest

Apollo will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provides to the Fund. These conflicts will arise primarily from Apollo, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The following list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect all material conflicts known to the Fund at the time of this filing.

Apollo sponsors, manages or advises and will continue to sponsor, manage or advise other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients” or “Clients”). Apollo will continue to sponsor, manage or advise new Apollo Clients, whether alone or partnering with others, and will continue to maintain, develop, expand or monetize its investment and advisory and related businesses. Certain current Apollo Clients have, and certain future Apollo Clients are expected to have, investment mandates that overlap, either substantially or in part, with that of the Fund, and Apollo expects that the universe of potential investments and other activities of Apollo’s business could overlap with the investments and activities of the Fund, each of which, as a result, is expected to create conflicts of interest. For clarification, Apollo Clients will not include (a) any alternative investment vehicle, special purpose vehicle, subsidiary of the Fund, vehicles established to structure a co-investment, master, joint or commingled account or investment vehicle, joint venture or other person through which the Fund can make an investment or group of investments or (b) any investment and any portfolio investment or investment of any other Apollo Client or Apollo and its subsidiaries, in each case subject to the 1940 Act, and unless the Adviser determines in its sole discretion that such person should be treated as an Apollo Client under the circumstances.

The following discussion sets forth certain potential conflicts of interest that should be carefully evaluated before making an investment in the Fund. Attention is also drawn to certain risk factors (see “Risk Factors” above) that refer to potential conflicts of interest.

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that (i) Apollo provides investment advisory and/or management services to more than one Apollo Client, (ii) Apollo Clients have one or more overlapping investment strategies and (iii) all or a portion of an investment opportunity may be allocated to Apollo in accordance with Apollo’s allocation policies and procedures. Also, the investment strategies employed by Apollo for current and future Apollo Clients could conflict with each other and adversely affect the prices and availability of other securities or instruments held by, or potentially considered for, one or more other Apollo Clients. If participation in specific investment opportunities is appropriate for more than one Apollo Client, participation in such opportunities will be allocated pursuant to Apollo’s allocation policies and procedures and the applicable governing documents of the relevant Apollo Clients. There can be no assurance, however, that the application of such allocation policies and procedures will result in the allocation of a specific investment opportunity to the Fund or that the Fund will participate in all investment opportunities falling within its investment objective or be allocated its investment interest. In addition, the Adviser may in certain situations choose to consult with or obtain the consent of the Board of Trustees with respect to any specific conflict of interest, including with respect to the approvals required under the 1940 Act, including Section 57(f), and the Advisers Act. Such considerations have in the past resulted, and may in the future also result, in allocations of certain investment opportunities (including Platform Investments (defined below)) among Apollo Clients and Apollo on a basis other than pari passu.

Apollo is committed to allocating investment opportunities in a manner that, over time, is deemed to be fair and equitable, and Apollo has established policies and procedures to guide the determination of such allocations. Subject to applicable law, including the 1940 Act, and the Board of Trustees’ oversight, the Adviser will have the power to resolve, or consent to the resolution of, conflicts of interest on behalf of the Fund.

Apollo’s allocation policies and procedures have established: (i) the allocations committee of Apollo Asset Management (the “AAM Allocations Committee”) to, among other things, review: (a) questions regarding an Apollo Client’s mandate; (b) potential distressed control investments; (c) any opportunities involving potential third-party co-investors; and (d) the actions taken by subcommittees to the AAM Allocations Committee (the “Allocations Sub-Committees”) and conflicts of interest that cannot be resolved by the Allocations Sub-Committees; and (ii) allocation guidelines on which such committees generally base their allocation decisions.

Generally, an investment opportunity will be allocated to an Apollo Client if the opportunity reasonably falls within such Apollo Client’s mandate or is otherwise deemed suitable as determined by the relevant portfolio manager, investment committee, the AAM Allocations Committee or an Allocations Sub-Committee. If an investment opportunity falls within the mandate of, or is otherwise deemed suitable for, two or more Apollo Clients and it is not possible to fully satisfy the investment interest of all such Apollo Clients, the investment opportunity generally will be allocated pro rata based on the size of each Apollo Client’s original investment interest. The size of each Apollo Client’s investment interest will be determined generally based on each Apollo Client’s available capital or net asset value (or, in certain circumstances, the available capital or net asset value ascribed to the applicable strategy). However, a number of additional other factors can influence other allocation decisions, including for example:

a)
the relative actual or potential exposure of any particular Apollo Client to the type of investment opportunity in terms of its existing investment portfolio;
b)
the investment objectives, guidelines or restrictions of such Apollo Client;
c)
cash availability, suitability, instructions from an Apollo Client, permitted leverage and available financing for the investment opportunity (including taking into account the levels/rates that would be required to obtain an appropriate return);
d)
the likelihood of current income;
e)
the size, liquidity and duration of the investment opportunity;
f)
the seniority of loan and other capital structure criteria;
g)
with respect to an investment opportunity originated by a third party, the relationships of a particular Apollo Client (or the portfolio manager) to or with such third party;
h)
tax or accounting considerations;
i)
legal or regulatory considerations;
j)
supply or demand for an investment opportunity at a given price level;
k)
an Apollo Client’s risk or investment concentration parameters (including parameters such as geography, industry, issuer, volatility, leverage, liability duration or weighted average life, asset class type or other risk metrics);
l)
whether the investment opportunity is a follow-on investment;
m)
whether the vehicle is in the process of fundraising, is open to redemptions (in which case notions of net asset value and available capital can be subjectively adjusted to account for anticipated inflows or redemptions) or is close to the end of its investment period or term (for finite duration funds);
n)
whether an Apollo Client’s economic exposure has been swapped to, or otherwise assumed by, one or more other parties;
o)
the governing documents of an Apollo Client (which could include provisions pursuant to which an Apollo Client is entitled to receive an allocation of a certain type of an investment opportunity on a priority basis, which could result in the Fund not participating in any such investment or participating to a lesser extent); and

p)
such other criteria as are reasonably related to a reasonable allocation of a particular investment opportunity to one or more Apollo Clients (e.g., in the case of an Apollo Client ramp-up period or when incubating a particular investment strategy or product or the investment period or term of an Apollo Client).

In determining whether an investment opportunity falls within an Apollo Client’s mandate, the relevant portfolio manager, investment committee, the AAM Allocation Committee or an Allocations Sub-Committee, as appropriate under the circumstances, will take into consideration that:

i.
multiple Apollo Clients have investment objectives that overlap to greater or lesser degrees;
ii.
the applicable legal documents of each Apollo Client contemplate, to greater or lesser degrees, the obligation to offer such Apollo Client investment opportunities that fall within its investment objective or mandate;
iii.
Apollo endeavors to not systematically disadvantage any Apollo Client;
iv.
the investment objective of a particular Apollo Client could change over time;
v.
the ultimate character of an investment opportunity (i.e., its risk/reward profile) will generally not become clear before a great deal of diligence and analysis has been completed by the investment professionals pursuing such investment opportunity;
vi.
investment opportunities that are outcomes of heavily negotiated transactions are capable of being structured in a variety of ways, each of which presents its own particular risk/reward profile, legal, tax, regulatory and other considerations; and
vii.
an Apollo Client could have more than one mandate.

To the extent that the Fund’s participation in an investment opportunity that is otherwise suitable for the Fund and other Apollo Clients would cause the investment to become subject to requirements and restrictions of any law, rule or regulation that could have an adverse impact on any or all participating Apollo Clients (or underlying investors) in such investment opportunity, Apollo is authorized to exclude the Fund as a whole.

The Fund, the Adviser and certain affiliates received an exemptive order from the SEC on May 14, 2025, that permits us, among other things, to co-invest with other funds and accounts managed by the Adviser or its affiliates, subject to certain conditions. Certain types of negotiated co-investments may be made only in accordance with the Order from the SEC permitting the Fund to do so. Pursuant to the requirements of the Order, the Board of Trustees, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees, has approved co-investment policies and procedures describing how the Fund will comply with the Order. Further, the Adviser has adopted the Adviser Allocation Policy which is designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Pursuant to the Adviser Allocation Policy, the Fund will be given the opportunity to participate in any investments that fall within certain criteria established by the Adviser. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). If the Adviser determines that the investment is not appropriate for us, the investment will not be allocated to us.

The Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to co-invest with certain of its affiliates other than in the circumstances currently permitted by regulatory guidance and the Order. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated entities will require a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees to reach certain conclusions in connection with a co-investment transaction, including that (i) the terms of the proposed transaction are reasonable and fair to the

Fund and its Shareholders and do not involve overreaching of the Fund and its Shareholders on the part of any person concerned, and (ii) the transaction is consistent with the interests of the Fund’s Shareholders. In certain situations where a co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on the Adviser Allocation Policy.

The Adviser Allocation Policy can be revised by Apollo at any time without notice to, or consent from, the Fund’s shareholders.

Other Participants in Apollo’s Origination Platform. Other Apollo Clients participate in Apollo’s origination platform with the Fund, and certain Apollo Clients’ ability to acquire loans could in certain circumstances be dependent on the existence and performance of such other Apollo Clients. Certain of such other Apollo Clients will have different terms, investors, types of investors and investment mandates than those of the originating fund and the Fund, which could create conflicts between the interests of the originating fund and the Fund, on the one hand, and one or more of such other Apollo Clients, on the other hand, relating to, among other things, Apollo’s decision-making with respect to the relevant investment. Apollo seeks to resolve any and all conflicts in a fair and equitable manner; however, subject to the 1940 Act, there can be no assurance that any particular conflict will be resolved in the best interests of the Fund under the circumstances.

Investments with Respect to Which Other Apollo Clients May Benefit. The Fund can invest in joint ventures and can invest in Platform Investments, which investment activities may give rise to future investment opportunities (e.g., a forward commitment or other option acquired by the Fund or a relationship developed in connection with the making of an investment by the Fund) from which one or more other Apollo Clients may benefit. The Adviser has an incentive to take such future opportunities and/or benefits into consideration when making investment decisions for the Fund.

In addition, the 1940 Act may limit the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as business development companies under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Platform Investments. As Apollo continues to seek additional sourcing channels for investment opportunities for the Fund, Clients, Apollo and the Apollo Capital Solutions (“ACS”) business, it is also anticipated that there will be opportunities for investments in various companies or businesses, including, among others, financial services companies and investment advisory/management businesses, that would be allocated to Apollo (and not Apollo Clients, including those participating in Apollo’s origination platform) as part of developing investment sourcing opportunities for the platform, including as part of such underlying investment, a commitment to fund or otherwise contemporaneously participate in such sourcing opportunities by Apollo Clients, including those participating in Apollo’s origination platform (such investments, “Platform Investments”). To the extent applicable, any Platform Investments will be made in compliance with the Order.

From time to time, Apollo may recruit an existing or newly formed management team to pursue a new “platform” opportunity that is expected to lead to investment opportunities for Apollo and/or Clients, including the Fund. In other cases, a new Platform Investment may be formed and used to recruit an existing or newly formed management team to build such Platform Investment through acquisitions and organic growth. Further, in order to augment the Fund team’s capabilities and diligence techniques and, in some instances, to operate or service the Fund’s investments, Apollo may partner with certain operating partners, including through joint ventures, Platform Investments or by making investments in high-quality operators with significant expertise and the requisite skills to operate or service the Fund’s assets. The structure of each Platform Investment and the engagement of each operating partner will vary, including in respect of whether a management or operating team’s services are exclusive to the platform and whether members of the management team are employed directly by such platform or indirectly through another management company established to manage such platform, and such structures are subject to change throughout an investment’s hold period, for example, in connection with potential restructurings, refinancings and/or dispositions. Members of the management or operating team for a Platform Investment could include former Apollo personnel, industry advisors, senior advisors and Apollo advisors. The management or operating team of a Platform Investment (or one or more members thereof) may also provide the same or similar services with respect to other Platform Investments of the Fund and/or one or more other Apollo Clients (including predecessor funds and successor funds thereto and co-investment vehicles) or provide the same or similar services for assets owned by third parties. The Fund may realize a Platform Investment (in whole or in part) through sale of the platform or a disposition of assets held through the platform. The services provided by the platform’s management and operating team could be similar to, and overlap with, services provided by Apollo to the Fund or to other Apollo Clients, and the services may be provided exclusively to the Platform Investments.

As with the Fund’s other portfolio investments, in respect of all Platform Investments, the Fund will bear the expenses of the management team and/or portfolio entity, as the case may be, including, for example, any overhead expenses, management fees or other fees, employee compensation, diligence expenses or other expenses in connection with backing the management team and/or the build out of the platform entity. Such expenses may be borne directly by the Fund pursuant to the Advisory Agreement or Administration Agreement, as applicable, or indirectly through operational expenses of the Platform Investment. In each case subject to the 1940 Act, the compensation of management of a platform portfolio entity may include management fees (or other fees, including, for example, origination fees) or interests in the profits of the portfolio entity (or other entity in the holdings structure of the Platform Investment), including profits realized in connection with the disposition of an asset and other performance-based compensation. None of the compensation or expenses described above will be offset against any management fees in respect of the Fund and will be borne by the applicable Platform Investment or by the Fund as Fund expenses pursuant to the Advisory Agreement and Administration Agreement.

Co-Investments Generally and Co-Investors. The Adviser may, consistent with the Order, offer the opportunity to co-invest alongside the Fund to one or more Co-Investors (as described below). The Adviser can, in its sole discretion, offer the opportunity to co-invest alongside the Fund to (i) other Apollo Clients, (ii) any limited partner of an Apollo Client (or any of its beneficial owners or any other client or account of its advisor or consultant), (iii) management or employees of the relevant portfolio company or issuer to which the Fund makes a loan or in which the Fund invests directly (a “Portfolio Company”), consultants and advisors with respect to such Portfolio Company or pre-existing investors or other persons associated with such Portfolio Company, (iv) any joint venture partner or operating partner, (v) any alternative investment fund or business sponsored, managed or advised by persons other than Apollo or (vi) any other persons or entities, including persons or entities whom the Adviser believes will be of benefit to the Fund or one or more Portfolio Companies or who may provide a strategic, sourcing or similar benefit to Apollo, any Apollo Client, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user expertise or otherwise (including credit or other investment funds sponsored by persons other than Apollo in so-called “club deals” through joint ventures or other entities). “Co-Investors” and any similar terminology are intended to refer to investment opportunities that are allocated to the Fund based on its investment strategy and objectives and with respect to which the Adviser has, in each case, in its sole discretion, determined that it is appropriate to offer the opportunity to co-invest alongside the Fund to one or more such Co-Investors. Some of the Co-Investors with whom the Fund may co-invest have pre-existing investments with Apollo, and the terms of such pre-existing investments may differ from the terms upon which such persons may invest with the Fund in such investment.

As a business development company regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside Apollo Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Order and any other applicable co-investment order issued by the SEC, the Fund may co-invest with Apollo Clients (including co-investment or other vehicles in which Apollo or its personnel invest and that co-invest with such Apollo Clients) in investments that are suitable for the Fund and one or more of such Apollo Clients. Even if the Fund and any such Apollo Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

Co-Investment Allocations. The Adviser can allocate co-investment opportunities (including side-by-side investment rights) among Co-Investors in any manner it deems appropriate in its sole discretion taking into account those factors that it deems relevant under the circumstances, including:

i.
the character or nature of the co-investment opportunity (e.g., its size, structure, geographic location, relevant industry, tax characteristics, timing and any contemplated minimum commitment threshold);
ii.
the level of demand for participation in such co-investment opportunity;
iii.
the ability of a prospective Co-Investor to analyze or consummate a potential co-investment opportunity, including on an expedited basis;
iv.
certainty of funding and whether a prospective Co-Investor has the financial resources to provide the requisite capital;
v.
the investing objectives and existing portfolio of the prospective Co-Investor;
vi.
as noted above, whether a prospective Co-Investor is a private fund or similar person or business sponsored, managed or advised by persons other than Apollo;
vii.
the reporting, public relations, competitive, confidentiality or other issues that may also arise as a result of the co-investment;
viii.
the legal, tax or regulatory constraints to which the proposed investment is expected to give rise or that are applicable to a prospective Co-Investor;
ix.
the ability of the prospective Co-Investor to make commitments to invest in other Apollo Clients (including contemporaneously with the applicable co-investment);
x.
Apollo’s own interests;
xi.
the prospective Co-Investor can provide a strategic, sourcing or similar benefit to Apollo, the Fund, a Portfolio Company or one or more of their respective affiliates due to industry expertise, regulatory expertise, end-user expertise or otherwise;
xii.
the prospective Co-Investor’s existing or prospective relationship with Apollo; and
xiii.
with respect to the Fund, the restrictions set forth in the Order.

With respect to allocations influenced by Apollo’s own interests, there may be a variety of circumstances where Apollo will be incentivized to afford co-investment opportunities to one Co-Investor over another. For example, depending on the fee structure of the co-investment opportunity, if any, Apollo may be economically incentivized to offer such co-investment opportunity to certain Co-Investors over others based on its economic arrangement with such Co-Investors in connection with the applicable co-investment opportunity or otherwise. Additionally, Apollo may be contractually incentivized or obligated to offer certain Co-Investors a minimum amount of co-investment opportunities, including investors pursuant to other agreements (the terms of which will not be available for election through any “most favored nations” process), or otherwise bear adverse economic consequences for failure to do so, which consequences may include, a loss of future economic rights, including carried interest or other incentive arrangements. Further, from time to time, Apollo establishes Clients for the sole purpose of investing in co-investment opportunities that arise.

Apollo may allocate co-investment opportunities to prospective Co-Investors that ultimately decline to participate in the offered co-investment. In such instance, if another Co-Investor is not identified, certain Apollo

Clients may be unable to consummate an investment, or may end up holding a larger portion of an investment than Apollo had initially anticipated. To the extent that this happens, the Apollo Client may have insufficient capital to pursue other opportunities or may not achieve its intended portfolio diversification.

The Fund may co-invest together with other Apollo Clients in some or all of the Fund’s investment opportunities, consistent with the Order. Apollo may also offer co-investment opportunities to Apollo co-investment vehicles (which may include participation by Apollo professionals and employees and other Apollo Clients or entities and other key advisors/relationships of Apollo). In determining the allocation of such co-investment opportunities, Apollo considers a multitude of factors, including its own interest in investing in the opportunity. With respect to the Fund, any co-investment expenses shall be paid consistent with the Order. With respect to other Co-Investors that committed to participate in a particular unconsummated co-investment, such Co-Investors shall bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment, such as reverse break-up fees or broken deal expenses.

Co-Investment Expenses. The Adviser may, but will not be obligated to, endeavor to cause unaffiliated Co-Investors that committed to participate in a particular unconsummated co-investment to bear their proportionate share of any fees, costs or expenses related to such unconsummated co-investment, such as reverse break-up fees or broken deal expenses, subject to the Order and the 1940 Act.

Fees and Carried Interest Payable with Respect to Co-Investments. Apollo can in its discretion: (i) receive performance-based compensation (such as carried interest or performance allocations), management fees or other similar fees from Co-Investors, and Apollo may make an investment, or otherwise participate, in any vehicle formed to structure a co-investment to facilitate, among other things, receipt of such performance-based compensation, management fees or other similar fees; and (ii) collect customary fees in connection with actual or contemplated investments that are the subject of such co-investment arrangements, and any such fees will be retained by, and be for the benefit of, the Adviser or any of its affiliates with respect to certain Co-Investors. Any such carried interest, incentive allocation, management fees or other similar fees received from Co- Investors with respect to any co-investment may (or may not) differ from those charged to the Fund. Additionally, in those circumstances where the applicable Co-Investors include one or more members of a Portfolio Company’s management group, the Co-Investors who are members of such management group may receive compensation relating to the investment in such Portfolio Company, including incentive compensation arrangements.

Syndications; Syndication Fees: Subject to the limitations of the 1940 Act, it is possible that a portion of the Fund’s portfolio investments will be syndicated to Apollo Clients, their portfolio companies, investors in Apollo Clients and other third parties via participations in and/or assignments or sales of loans (or interests therein) that the Fund purchased or originated. Subject to the limitations of the 1940 Act, Apollo, the Adviser and their affiliates and/or Apollo Clients may receive certain fees in connection with any such syndication. While the terms of any such transaction, including the price of the participation, assignment or sale, will not be set by Apollo, the Adviser or the Fund but rather will be established based on third-party valuations, Apollo will nevertheless have an incentive to determine the amount and timing of each syndication in a manner that takes into account the interests of other Apollo Clients that may participate, as well as the prospect of the fees described above, which will not necessarily be consistent with the interests of the Fund in connection with any particular investment.

Sharing of Services. Subject to the limitations of the 1940 Act, in certain circumstances, in order to create efficiencies and optimize performance, one or more Portfolio Companies of the Fund could determine to share the operational, legal, financial, back-office or other resources of another Portfolio Company of the Fund or a Portfolio Company of an Apollo Client. In connection therewith, the costs and expenses related to such services will be allocated among the relevant entities by Apollo in good faith and in accordance with the 1940 Act and SEC guidance. In addition, it is possible that a Portfolio Company or an affiliated service provider may be in the business of providing services that are, or could be, utilized by another Portfolio Company. In this situation, the Adviser may determine that one or more Portfolio Companies use the other Portfolio Company’s or affiliated service provider’s services, even where these services were previously provided to the investment from a third party. As applicable, the Fund’s Board of Trustees will approve any such services provided by an affiliated service provider. See “Affiliated Loan Origination and/or Servicing Businesses” below.

Allocation of Expenses. Apollo will from time to time incur fees, costs and expenses on behalf of the Fund, one or more other Apollo Clients and itself. To the extent such fees, costs and expenses are incurred for the account or for the benefit of the Fund, one or more other Apollo Clients and itself, the Fund, such other Apollo Clients and Apollo will typically bear an allocable portion of any such fees, costs and expenses (subject to the terms of the Advisory Agreement and Administration Agreement) in such manner as the Adviser in good faith determines. In most cases, Apollo’s Expense Allocation Steering Committee, which typically meets on a quarterly basis, is responsible for the overall expense allocations and the related methodologies for Apollo and Apollo Clients. For example, with respect to Apollo’s group professional liability insurance policy, approximately 90% of the premiums are allocated among all Apollo Clients covered under such policy while the remaining portion is borne by Apollo. Although Apollo endeavors to allocate such fees, costs and expenses in good faith over time, there can be no assurance that such fees, costs and expenses will in all cases be allocated appropriately. Notwithstanding the foregoing, Apollo may in the future develop policies and procedures to address the allocation of expenses that differ from its current practice.

Apollo anticipates that fees, costs and expenses incurred in connection with the acquisition of portfolio investments will typically be borne by the relevant Portfolio Companies. However, it is possible that one or more Portfolio Companies will not agree to pay all or a portion of such amounts, or will not pay such amounts when due. In either such case, such expenses (or portion thereof) will be borne by the applicable Apollo Clients (including the Fund) as operating expenses.

Overhead Allocation. Apollo has in-house accounting, legal, compliance, tax, administrative, operational (including portfolio and asset management), finance, risk, reporting, technology, investor servicing and other types of personnel or employees that provide support to Apollo Clients (including the Fund) and their respective subsidiaries and potential and existing portfolio investments on an ongoing basis. These employees assist with, among other things, the legal, compliance, tax, administrative, operational, finance, risk, reporting, technology, investor servicing and other functions of the Adviser, the Administrator, their affiliates and Apollo Clients (including the formation of, and capital raising for, Apollo Clients) and their respective acquisition, due diligence, holding, maintenance, financing, restructuring and disposition of investments, including, without limitation, mergers and acquisitions, financing and accounting, legal, tax and operational support and risk, litigation and regulatory management and compliance. The performance of such functions by Apollo employees and affiliated service providers and their employees could be in addition to or as an alternative to the outsourcing of any such services to third party service providers at market rates, including entities and persons regularly used by Apollo and its affiliates, Apollo Clients and their respective potential and existing portfolio investments. Additionally, Clients sometimes directly or indirectly bear the salary, fees, expenses or other compensation for affiliated service providers established to provide services to one or more Clients and their respective portfolio investments, such as services that seek to provide, among other things, (i) enhanced savings in connection with the underlying operations of portfolio investments, (ii) enhanced synergies, savings and scale across all or groups of portfolio investments, and (iii) certain services for Clients which Apollo determines in its discretion should not be considered as part of or related to the traditional investment management services provided by Apollo. In some cases, these services could be in lieu of or in addition to services that were previously outsourced or previously provided by Apollo, including in some cases at no-charge and could take the form of such affiliated service provider receiving compensation that is a portion (percentage or fixed dollar amount) of the savings, as calculated by Apollo in its discretion. Apollo will determine whether such services should be viewed as the type of services for which an affiliated service provider could receive compensation and/or expense reimbursement (including the overhead of such affiliated service provider). All fees, costs and expenses incurred by Apollo (including allocable compensation of such personnel or employees and related overhead otherwise payable by Apollo in connection with their employment, such as rent and benefits) in connection with services performed by personnel or employees of the Adviser or Administrator or their affiliates that constitute services for or in respect of the Fund, its subsidiaries and its existing and potential portfolio investments, may be allocable to and borne by the Fund pursuant to the Advisory Agreement or Administration Agreement, as applicable. Without prejudice to the above, in relation to Apollo, the overhead allocation could also specifically include fees, costs and/or expenses relating to services connected to the valuation function, the risk management function and the finance function (i.e., including the supervision and oversight of the central administration function). See “Advisory Agreement and Administration Agreement” above. Such allocations to the Fund will be based on any of the following methodologies (or any combination thereof), among others: (i) requiring personnel to periodically allocate their historical time spent with respect to the Fund, the Adviser or Administrator, approximating the proportion of certain personnel’s time spent with respect to the Fund (which will be tracked on a regular, periodic basis), and, in each case, allocating their compensation and allocable overhead based on such approximations of time spent, or charging such approximations of time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Adviser or Administrator, as applicable, determines in good faith represents a fair recoupment of expenses and for such services, or (iii) any other methodology determined by the Adviser or Administrator, as applicable, in good faith to be appropriate and practicable under the circumstances. Further, the methodology utilized for one personnel group could be different from the methodology utilized by another personnel group, and different methodologies may be utilized, including within a single personnel group, at different times or in determining different types of allocations (such as allocations among Apollo Clients, on the one hand, and allocations as between Apollo Clients and Apollo affiliates, on the other hand). Determining such charges based on approximate allocations, rather than time recorded on an hourly or similar basis (which will not be undertaken), could result in the Fund being charged a different amount (including relative to another Apollo Client), which could be higher or lower, than would be the case under a different methodology. Any methodology (including the choice thereof), as well as the application of any approximations it entails, involves inherent conflicts between the interests of the Fund, on the one hand, and any other Apollo Client or Apollo affiliate to which all or a portion of the relevant personnel’s time would otherwise be charged, on the other hand, and could result in incurrence of greater expenses by the Fund and its subsidiaries and potential and existing portfolio investments than would be the case if such services were provided by third parties at market rates. Further, some Apollo Clients’ governing documents could restrict or preclude the allocation of any of the foregoing amounts to such Apollo Clients, in which case such Apollo Clients could bear a lesser amount of such expenses relative to the Fund or any other Apollo Client, or not bear any such expenses at all.

Restrictions on Transactions Due to Other Apollo Businesses. From time to time, various potential and actual conflicts of interest will arise from the overall advisory, investment and other activities of Apollo and its personnel. Apollo will endeavor to resolve conflicts of interest with respect to investment opportunities in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances. As discussed further in “Allocation of Investment Opportunities” above, and in “Potential Duties to Other Stakeholders” below, Apollo can invest, on its own behalf, in securities and other instruments that would be appropriate for, held by or fall within the investment guidelines of an Apollo Client (including the Fund). Apollo can give advice or take action for its own account that can differ from, conflict with or be adverse to advice given or action taken for Apollo Clients (including the Fund). These activities will, in certain circumstances, adversely affect the prices and availability of other business opportunities, transactions, securities or instruments held by, available to or potentially considered for one or more Apollo Clients (including the Fund). Potential conflicts of interest also arise due to the fact that Apollo has investments in some Apollo Clients but not in others, or has different levels of investment in the various Apollo Clients, and that the Apollo Clients bear different levels of fees and incentive compensation in favor of Apollo.

Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in businesses and assets whose operations can be substantially similar to, and/or competitive with, the business and assets in which Apollo Clients have invested. The performance and operation of such competing businesses and assets could conflict with and adversely affect the performance and operation of an Apollo Client’s portfolio companies or other operating entities, and could adversely affect the prices and availability of business opportunities, transactions, securities or instruments held by, available to or potentially considered for such portfolio investments. Apollo will seek to resolve conflicts in a manner that Apollo deems to be fair and equitable.

In addition, Apollo can give advice, or take action with respect to, the investments of one or more Apollo Clients that may not be given or taken with respect to other Apollo Clients with similar investment programs, objectives or strategies. Accordingly, Apollo Clients with similar strategies may not hold the same securities or instruments or achieve the same performance. Apollo also advises Apollo Clients with conflicting investment objectives or strategies. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients. Apollo has and expects to maintain ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients.

Apollo may also have ongoing relationships with issuers whose securities have been acquired by, or are being considered for investment by, Apollo Clients. From time to time, Apollo may acquire securities or other financial instruments of an issuer for one Apollo Client which are senior or junior to securities or other financial instruments of the same issuer that are held by or acquired for another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt). Apollo also advises Apollo Clients with conflicting investment objectives or strategies. For example, in the event such issuer enters bankruptcy, the Apollo Client holding securities that are senior in bankruptcy preference is expected to have the right to pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to such Apollo Client, and Apollo might have an obligation to pursue such remedy on behalf of such Apollo Client. As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss. These activities also could adversely affect the prices and availability of other securities or instruments held by, available to or potentially considered for one or more Apollo Clients.

Apollo Clients will, from time to time, subject to their governing documents, as applicable, acquire and dispose of securities or other financial instruments in portfolio investments at different times and upon different terms. The interests of Apollo Clients (including the Fund) in such investments will not be aligned in all or any circumstances, and there will be actual or potential conflicts of interests or the appearance thereof. In this regard, actions could, from time to time, be taken by Apollo that are adverse to the Fund. Apollo will also have ongoing relationships with issuers whose securities have been acquired by or are being considered for investment by Apollo Clients. Situations could arise where another Apollo Client acquires or otherwise engages in transactions with respect to securities of an entity in which the Fund has a financial interest (whether in the same or a different class of securities) or otherwise engages in selling, divesting or making further acquisitions or otherwise engages in transactions with respect to securities of such entity, including in connection with and following a co-investment. For example, the Fund can engage assets of other Apollo Clients to provide additional services with respect to the Fund’s Portfolio Companies. To the extent that any transactions involve the sale of securities between Apollo Clients, such transactions will be conducted in accordance with, and subject to, the 1940 Act and its rules and regulations, and to the extent that any such transactions may be viewed as a principal transaction due to the ownership interest by Apollo and its personnel, Apollo will comply with the requirements of Section 206(3) of the Advisers Act and its internal policies.

As described herein, Apollo, together with Apollo Clients, engages in a broad range of business activities and invests in a broad range of businesses and assets. The Adviser may take into account Apollo’s, its affiliates’ and/or other Apollo Clients’ respective interests (including reputational interests) when determining whether to pursue a potential portfolio investment for the Fund. As a result, it is possible that the Adviser may choose not to pursue or consummate an investment opportunity for the Fund notwithstanding that such investment may be profitable for the Fund or that the Adviser may choose not to pursue an investment opportunity because of the reputational, financial and/or other interests of Apollo and its Affiliates.

Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain affiliates (including portfolio companies of Apollo Clients). Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), unless such transaction is completed in accordance with the terms and conditions of the Order and/or in reliance on any other applicable relief granted by the SEC.

Capital Structure Conflicts. The Fund is permitted to invest in a Portfolio Company in which one or more other Apollo Clients hold an investment in a different class of such Portfolio Company’s debt or equity, or vice versa, subject to the limitations of the 1940 Act. For example, to the extent permitted by the 1940 Act with respect to the Fund:

i.
Apollo can acquire securities or other financial instruments of an issuer for one Apollo Client or itself that are senior or junior to securities or other financial instruments of the same issuer that are held by, or acquired for, another Apollo Client (e.g., one Apollo Client could acquire senior debt while another Apollo Client acquires subordinated debt),
ii.
Apollo could make a holistic capital solutions proposal to an issuer that involves multiple Apollo Clients (including the Fund) providing financing, in the form of debt or equity, or a combination thereof investing across two or more tranches or series of such issuer’s capital structure,
iii.
Apollo can permit other Apollo Clients to provide debt or equity financing to a Portfolio Company in which the Fund holds an investment,
iv.
Apollo can permit the Fund (including together with other Apollo Clients) to provide financing to a portfolio company/portfolio investment of other Apollo Clients or
v.
Apollo can cause an Apollo Client (including the Fund) to provide financing and/or leverage to another Apollo Client (including the Fund) with respect to investments.

Conflicts of interest are expected to arise under such circumstances. For example, in the event Apollo negotiates a holistic capital solution with an issuer, as described in clause (ii) above, the specific terms and conditions of each tranche or series could be impacted by Apollo’s desire to provide an overall financing package, which could result in the terms and conditions of the tranche or series in which the Fund participates being less favorable to the Fund than could have been the case absent such an overall arrangement. Apollo, in its sole discretion, and in response to the desires of an issuer in some cases, could negotiate for enhanced terms or protections for one tranche or series at the expense of another tranche or series, and the issuer’s ultimate approval of the holistic capital solution should not be viewed as dispositive that the terms and conditions of each tranche or series, taken individually, reflect an arms’-length arrangement.

In addition, in the event that any issuer in which Apollo and/or Apollo Clients are invested in different levels of the capital structure enters bankruptcy, Apollo or the Apollo Client(s) holding securities that are senior in bankruptcy preference are expected to have the right to aggressively pursue the issuer’s assets to fully satisfy the issuer’s indebtedness to Apollo or such Apollo Client(s), and Apollo might have an obligation to pursue such remedy on behalf of itself or such Apollo Client(s). As a result, another Apollo Client holding assets of the same issuer that are more junior in the capital structure might not have access to sufficient assets of the issuer to completely satisfy its bankruptcy claim against the issuer and suffer a loss.

Apollo has instituted policies and procedures that are reasonably designed to identify and address such potential conflicts of interest (including at the inception of an investment and during the holding or ownership of an investment) and that seek to ensure that Apollo Clients are treated fairly and equitably. The application by Apollo of its policies and procedures will vary based on the particular facts and circumstances surrounding each investment made by Apollo and Apollo Clients (including the Fund), or made by two or more Apollo Clients (including the Fund), in different classes, series or tranches of an issuer’s capital structure (as well as across multiple issuers or borrowers within the same overall capital structure), and, as such, investors should expect some degree of variation, and potentially inconsistency, in the manner in which potential, or actual, conflicts of interest are addressed by Apollo. Multiple capital structure conflicts described herein could arise with respect to a single transaction or series of transactions, increasing the potential risk of variation and inconsistency in the manner in which such conflicts are sought to be mitigated by Apollo, and the ultimate outcome for a Client could be less favorable to such Client than might otherwise have been the case had such transaction or series of transactions implicated fewer conflicts of interest between and among Apollo and Clients. While Apollo’s policies and procedures for addressing conflicts, whether between Apollo and Apollo Clients and/or among multiple Apollo Clients, are intended to resolve such conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct or that such policies and procedures will not be implemented or amended in a way that benefits Apollo or other Clients.

In addressing certain of the potential conflicts of interest described herein, Apollo and/or the Adviser may, but will not be obligated to, take one or more actions on behalf of the Fund or any other Apollo Client, including any one or more of the following:

i.
causing an Apollo Client (including the Fund) to remain passive in a situation in which it is otherwise entitled to vote, which may mean that the Fund or any other Apollo Client defers to the decision or judgment of an independent, third-party investor in the same class of equity or debt securities or other financial instruments held by the Fund or such other Apollo Client;
ii.
referring the matter to one or more persons not affiliated with Apollo to review or approve of an intended course of action with respect to such matter;
iii.
establishing ethical screens or information barriers to separate Apollo investment professionals or assigning different teams of Apollo investment professionals, in each case, who are supported by separate legal counsel and other advisers, to act independently of each other in representing different Apollo Clients or Apollo Clients that hold different classes, series or tranches of an issuer’s capital structure;
iv.
as between two Apollo Clients, ensuring (or seeking to ensure) that the underlying investors therein own interests in the same securities or financial instruments and in the same proportions so as to preserve an alignment of interest; or
v.
causing the Fund or another Apollo Client to divest itself of a security, financial instrument or particular class, series or tranche of an issuer’s capital structure it might otherwise have held on to.

Any such step would be subject to the 1940 Act and could have the effect of benefiting other Apollo Clients or Apollo at the expense of the Fund, and there can be no assurance that any of these measures will be feasible or effective in any particular situation, and it is possible that the outcome for the Fund will be less favorable than might otherwise have been the case if Apollo had not had duties to other Apollo Clients.

The Adviser, its affiliates and management of a Portfolio Company will be required at times to make decisions that are adverse to the interests of the equity investors in such Portfolio Company while at the same time beneficial to the debt investors in such Portfolio Company, or vice versa (for example, if such Portfolio Company or a subsidiary thereof should file for bankruptcy). For example, should the Adviser and its affiliates or management of a Portfolio Company act in a way that is not in the best interests of the debt investors in such Portfolio Company, then, to the extent that the Adviser and its affiliates or management of such Portfolio Company are directed by Apollo, such decision could subject the Adviser and the Fund, among others, to the risk of claims to which they would not otherwise be subject, including claims of breach of the duty of loyalty or violations of securities law. To the extent that a greater number or proportion of debt investors in a Portfolio Company are Apollo Clients (or Apollo) or are investors in Apollo Clients, Apollo will be incentivized to prioritize the interests of the debt investors in such Portfolio Company (including Apollo itself) over the interests of the equity investors in such Portfolio Company (including Apollo itself), and vice versa, and Apollo will be subject to certain conflicts of interest in connection therewith.

Certain Transactions. Situations may arise where certain assets held by the Fund may be transferred to Apollo Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.

Representing Creditors and Debtors. The Adviser and its affiliates can serve as the controlling persons of Apollo Clients that hold positions in creditors or debtors either in proceedings under relevant bankruptcy or insolvency codes or prior to such filings. From time to time, the Adviser and its affiliates serve as advisers to creditor or equity committees on behalf of such Apollo Clients. This involvement, for which the Adviser and its affiliates could be compensated, could, among other things, limit or preclude the flexibility that the Fund otherwise has to participate in restructurings of investments, or that the Fund requires to liquidate any existing positions of the applicable issuer.

Subdivision of Debt Obligations. Subject to the limitations of the 1940 Act and the conditions under the Order, the Adviser, acting in respect of the Fund and other Apollo Clients, is permitted, from time to time, to subdivide a debt obligation into two or more tranches, each of which has different terms from the original obligation with respect to interest and principal repayment, seniority and subordination, default remedies, rights to collateral and other matters. The owner of the original obligation, which could have been acquired directly from a borrower in a negotiated transaction or in the secondary market, can retain an interest in one or more tranches and elect to dispose of any such interests. The subdivision or “tranching” of debt obligations typically will be undertaken when Apollo determines that it can achieve competitive advantages or other benefits. For example, a borrower would be expected to favor a lender that is prepared to negotiate a single, consolidated credit arrangement, instead of having to negotiate senior and subordinated loans and/or secured and unsecured loans with multiple lenders. Tranching can also facilitate access to debt obligations or other securities having specific features that suit the differing risk and return parameters of different Apollo Clients (including the Fund) on a more customized basis than is available in the market at a particular time. Participation by the Fund in these tranching activities may give rise to a variety of potential conflicts of interest with Apollo and other Apollo Clients. See also “Bankruptcy and Other Distress Situations” below.

Bankruptcy and Other Distress Situations. When a debtor with different classes of outstanding debt becomes bankrupt or experiences severe financial distress, a resolution of the situation often requires adversarial judicial proceedings or contentious negotiations. If this were to occur with respect to a debtor for which the Fund and other Apollo Clients hold different tranches of debt or other securities, it generally will not be feasible for Apollo to advocate effectively for the interests of all of its clients to the extent that there are conflicting or competing interests among holders of different tranches. As a threshold matter, Apollo expects that in a bankruptcy or other distressed situation, it will generally consider whether it is necessary or appropriate to arrange for separate legal counsel to be engaged on behalf of each separate tranche in order to analyze and identify the available rights, remedies, potential claims and legal strategies for seeking to maximize the recovery potentially available to the tranche, unless the outcome for a particular tranche is clear and certain. It is anticipated that, where feasible, an effort will be made to fashion a compromise solution. Any such effort to reach a compromise solution could result in the Fund and, in turn, other Apollo Clients, experiencing a worse outcome than they might have achieved in the absence of Apollo’s conflicting loyalties. In certain circumstances, Apollo could seek to mitigate the conflict by delegating certain decision-making responsibilities on behalf of the Fund or other Apollo Clients to unaffiliated third parties, or by seeking to dispose in whole or in part of one or more tranches. Alternatively, Apollo can seek to accommodate the competing interests of Apollo Clients by assigning different teams of Apollo investment professionals, supported by separate legal counsel and other advisers, to act independently of each other in representing different tranches. There can be no assurance that any of these measures will be implemented, feasible or effective in any particular situation, and it is possible that the outcome for the Fund, and in turn, the Apollo Client, will be less favorable than might otherwise have been the case if Apollo had not had duties to Apollo Clients holding other tranches.

While Apollo anticipates that, over time, the overall benefits of permitting multiple clients, including the Fund, to participate in different tranches will outweigh the potential disadvantages in particular circumstances, there is no way to predict whether these net benefits will ultimately be achieved. Moreover, Apollo’s own interests will influence how conflicts between clients in these situations will be resolved. For example, Apollo will be perceived to have an incentive to favor the interests of Apollo Clients that invest primarily in more subordinated classes of debt, since Apollo’s compensation from such clients is generally higher than the compensation earned from clients that invest primarily in more senior debt. While Apollo’s policies and procedures for addressing the conflicts between its clients in these situations are intended to resolve the conflicts in an impartial manner, there can be no assurance that Apollo’s own interests will not influence its conduct.

Brokerage Commissions. The Fund’s securities transactions generate brokerage commissions and other compensation, including clearing fees and charges, all of which the Fund, not the Adviser or any of its affiliates, will be obligated to pay. The Adviser has sole discretion in deciding what brokers and dealers the Fund uses, subject to Board approval, and in negotiating the rates of brokerage commissions and other compensation the Fund pays. In selecting brokers and negotiating commission rates, the Adviser (i) will take into account such information it deems appropriate, (ii) need not solicit competitive bids and (iii) does not have any obligation to seek the lowest available commission cost or spread. The Fund buys and sells securities directly from or to brokers each acting as “principals” at prices that include markups or markdowns, and buys securities from underwriters or dealers in public offerings at prices that include compensation to the underwriters and dealers. Any use of commissions or “soft dollars” generated by the Fund to pay for brokerage and research products or services will fall within the safe harbor created by Section 28(e) of the Exchange Act, although the Fund does not intend to use “soft dollars.”

Information Barriers and Restricted Lists. Apollo has adopted discrete inside information barriers in respect of certain business strategies and/or segments, as well as the use of one or more restricted lists, and related policies and procedures to provide for the proper handling of material non-public information to prevent violations of laws and regulations prohibiting the misuse of such information and to avoid situations that might create an appearance of misuse. Apollo’s internal compliance department (“Apollo Compliance”) is responsible for monitoring the information barriers established by the Firm, administering the information sharing policies and procedures, overseeing potential and actual conflicts of interest, and escalating, as appropriate. There could be circumstances in which one or more individuals, including investment professionals and committee members otherwise involved in investment activities, will be precluded from providing services to Clients or from being involved in specific investment related activities or decisions because of certain confidential information available to those individuals or to other parts of Apollo, or because of other applicable legal or regulatory restrictions resulting from their involvement. In such circumstances, applicable legal or regulatory restrictions (or applicable information barrier policies and procedures or other related compliance policies) could require such investment executives to recuse themselves from the relevant investment committees or otherwise from participating in investment activities or decisions relating to Clients’ investments. Clients could be adversely impacted in such circumstances. Notwithstanding the maintenance of restricted securities lists and other internal controls, it is possible that the internal controls relating to the management of material nonpublic information could fail and result in Apollo, or one of its investment professionals or other employees, buying or selling a security while, at least constructively, in possession of material nonpublic information. Inadvertent trading on material nonpublic information could have adverse effects on Apollo’s reputation, result in the imposition of regulatory or financial sanctions and, as a consequence, negatively impact Apollo’s ability to provide its investment management services to Apollo Clients. In addition, Apollo’s investment professionals or other employees will acquire, in their capacities as investment professionals or otherwise of one or more Apollo Clients (including the Fund), nonpublic information regarding investment opportunities, business methodologies, strategies and other proprietary information that is shared with and ultimately used for the benefit of other Apollo Clients, including Apollo Clients (other than the Fund) within Apollo’s credit, private equity or real assets business segments. Although Apollo will endeavor to ensure that such information sharing and use does not prejudice the Fund or one or more other Apollo Clients, there can be no assurance that such endeavors will be sufficient or successful.

Management Team. Management intends to devote sufficient time to the Fund. Apollo and its personnel will have conflicts of interest in allocating their time and services among Apollo Clients and personal investment activities. The Adviser’s personnel will work on other projects, including other Apollo Clients and Apollo’s other existing and potential business activities. In addition, Apollo’s personnel will participate in the management of the investment activities of other Apollo Clients concurrently with their obligations to the Fund. In certain circumstances, it is possible that the investments held by such Apollo Clients will be in competition with those of the Fund. None of the shareholders of the Fund will have an interest in investments made by such other Apollo Clients solely by reason of their investment in the Fund.

Employees of Apollo may, from time to time, serve as directors or as board observers with respect to operating entities, the securities of which are purchased on behalf of Apollo Clients. In the event that Apollo (i) obtains material nonpublic information in such capacity with respect to the issuer of any such securities or (ii) is subject to trading restrictions pursuant to the internal policies of such issuer, Apollo will be restricted from engaging in transactions with respect to the securities or instruments of such issuer. Such a restriction could have an adverse effect on the Fund and other Apollo Clients.

Conflicts of interest are expected to arise because Apollo employees (including personnel dedicated to the Fund) will serve as directors, board observers or management committee members or in a similar capacity, of certain of the operating entities in which the Fund invests. In addition to any fiduciary duties Apollo employees owe to the Fund as directors or management committee members of operating entities, such employees may owe fiduciary duties to the other owners of such entities, which in many cases are other Apollo Clients, and to persons other than the Fund. In general, such director or similar positions are often important to the Fund’s investment strategy and often have the effect of enhancing the ability of Apollo to manage investments. However, such positions could also have the effect of impairing the ability of Apollo to sell the related securities when, and upon the terms, it otherwise desires. In addition, such positions can place Apollo employees in a position where they must make a decision that is either not in the best interests of the Fund or not in the best interests of the other owners of the operating entity where the Fund is not the sole owner of the applicable operating entity. Should an Apollo employee make a decision that is not in the best interest of such owners, such decision could subject Apollo and the Fund to claims that they would not otherwise be subject to as an investor, including claims of breach of the duty of loyalty, securities claims and other director-related claims. In addition, because of the potential conflicting fiduciary duties, Apollo could be restricted in choosing investments for the Fund, which could negatively impact returns received by the Fund.

Apollo’s Chief Executive Officer and certain other Apollo senior personnel have established family offices (each a “Family Office” and collectively the “Family Offices”) to provide investment advisory, accounting, administrative and other services to their respective family accounts (including certain charitable accounts) in connection with their personal investment activities unrelated to their investments in Apollo entities and their respective involvement in such Family Offices could require the respective resources and attention of the Chief Executive Officer and/or certain senior personnel who may also have responsibilities to one or more Clients. The investment activities of the Family Offices and the involvement of Apollo’s founders (the “Founders”) in these activities give rise to potential conflicts between the personal financial interests of the Founders and the interests of the Fund or other Apollo Clients (for example, if the Family Offices were to hold debt obligations or securities in a Portfolio Company in which the Fund or another Apollo Client owned equity or subordinated debt and that was experiencing financial distress). Apollo has adopted certain procedures designed to mitigate some of these potential conflicts (for example, by requiring investment professionals employed by the Family Offices to refrain from making direct investments in portfolio investments that are controlled by the Fund or other Apollo Clients or that are the subject of announced transactions involving the Fund or other Apollo Clients), but there can be no assurances that such procedures reduce or eliminate such conflicts of interest. Apollo could, on a discretionary or other basis, manage accounts for such Family Offices, including funds with overlapping mandates, and without such Family Offices paying any fees or carried interest. Such accounts could be treated as Clients for purposes of the allocation policy or as Co-Investors, which gives rise to potential or actual conflicts of interest.

Each of the Family Offices employs its own professional staff at its own expense, and each of them conducts its day-to-day operations independently of Apollo. Set forth below is a summary of certain procedures that are currently in place for certain categories of investments in which the Family Offices can participate, in each case subject to the limitations of the 1940 Act and conditions under the Order:

•
Liquid Credit Investments. The Founders generally do not participate in decisions to invest in, nor do they have investment discretion with respect to, liquid credit investments by their respective Family Offices. To the extent a Founder does not provide guidance or participate in investment decisions with respect to liquid credit investments, its respective Family Office may participate in such investments provided that the Family Office certifies to Apollo Compliance, on a quarterly basis, that it was not directed by its respective Founder to buy, sell or vote on any such liquid credit investments. To the extent a Founder were to provide guidance or participate in investment decisions with respect to liquid credit investments on behalf of its respective Family Office, such investment opportunities would first be reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.
•
Illiquid, Private Investments (Equity and Debt) and Public Equities. The Founders may provide guidance or participate in investment decisions on behalf of their respective Family Offices in connection with illiquid, private investments and public equities. These investment opportunities are reviewed by Apollo for potential conflicts of interest, including for possible allocation to the Fund or other Apollo Clients.

These procedures are designed to seek to mitigate conflicts of interest; however, there will be situations where a Family Office, with respect to certain asset classes, reviews and invests in investment opportunities that overlap with the mandates of the Fund or other Apollo Clients. These procedures can be revised by Apollo at any time without notice to, or consent from, the shareholders of the Fund.

Affiliated Service Providers. Subject to the limitations of the 1940 Act and SEC guidance, the Fund and/or its existing and potential Portfolio Companies may engage affiliated service providers to perform certain non-advisory services, including those described herein. Affiliated service providers may receive compensation based on, among other things, the performance of the Portfolio Companies that they service. Therefore, it is possible that certain affiliated service providers may receive incentive compensation from the Fund, even though the Fund does not generally bear incentive compensation and even if the Fund, as a whole, does not have net capital appreciation at the time. Such compensation arrangements may create an incentive to make investments or investment decisions that are riskier or more speculative than would be the case if such arrangements were not in effect. Certain of such affiliated service providers and the types of services they provide and the activities in which they engage are described below.

The relationship between Apollo and any affiliated service provider, including the ACS business, will give rise to conflicts of interest between Apollo and the affiliated service provider, on the one hand, and Apollo Clients (including the Fund), on the other hand, to or with respect to whom such affiliated service provider provides services, or in respect of the Apollo Clients (including the Fund) that have an interest in any potential or existing Portfolio Company or portfolio investment to or with respect to which any such affiliated service provider provides services. In particular, Apollo, through its interest in any affiliated service provider engaged by a Client or a portfolio investment, will be subject to conflicts of interest as between its economic interest in such affiliated service provider and its obligations to such Client or such portfolio investment. Certain Apollo professionals and other persons (including persons associated with AGS or AGF (as defined below)) that are involved in providing origination, sourcing, portfolio management, syndication or other services to the Fund on behalf of Apollo (including Apollo investment professionals dedicated to, among other things, corporate credit and direct origination) will also be involved in the business and operations of affiliated service providers, including the activities of AGS and AGF described below. The fees earned by affiliated service providers in respect of services provided by such persons in respect of affiliated service providers will not reduce any management fees payable by any Apollo Client. Such persons will face conflicts of interest in dedicating time and resources to the Fund, which could have a detrimental effect on the Fund’s performance. Apollo seeks to address this conflict of interest by providing in the Apollo Code of Ethics that all supervised persons have a duty to act in the best interests of each Apollo Client, including the Fund, and by providing training to supervised persons with respect to conflicts of interest and how such conflicts are identified and resolved under Apollo’s policies and procedures. In addition, an affiliated service provider can provide services to third parties (including corporate borrowers, as described below), including third parties that are competitors of Apollo or one or more of its affiliates, Apollo Clients or their existing or potential Portfolio Companies or portfolio investments. In such cases, the affiliated service provider will generally not take into consideration the interests of the Fund or its Portfolio Companies, but rather will take into account its own interests.

Further, conflicts of interest will arise in connection with an affiliated service provider’s provision of services to or in respect of an Apollo Client or an existing or potential Portfolio Company or portfolio investment on account of, among other things:

i.
Apollo, together with the affiliated service provider, viewing the relevant Apollo Client or potential or existing Portfolio Company or portfolio investment as a source of revenue (which would in most instances not result in a reduction of management fees payable by the applicable Apollo Client),
ii.
an existing or potential Portfolio Company or portfolio investment engaging an affiliated service provider in an effort to obtain equity, debt or other forms of financing or investment by Apollo Clients (including the Fund), including in connection with services provided or to be provided by an affiliated service provider in respect of a class, tranche or series within such company’s capital structure (or such company’s capital structure as a whole) in which such Apollo Client(s) are not invested or are not expected to invest (and in such circumstance such Apollo Clients are invested or are expected to invested in a different class, tranche or series within such company’s capital structure),
iii.
the sourcing and approval of potential Fund investments that result in incremental revenue to such affiliated service provider (including in circumstances where such revenue would not have existed but for a potential or existing Portfolio Company’s or portfolio investment’s engagement of such affiliated service provider), including as a means to facilitate the engagement of such affiliated service provider by any such company or investment in connection with a contemporaneous investment in such company or investment by an Apollo Client (including the Fund),
iv.
Apollo compensation arrangements with respect to such revenue and
v.
the allocation of a given investment opportunity, including the under- or over-commitment of certain Apollo Clients, and/or the inclusion or exclusion of certain Apollo Clients (in whole or in part) from such investment opportunity, as a means to ensure the payment of such revenue.

An affiliated service provider also can come into possession of information that it is prohibited from acting on or disclosing (including on behalf of the Fund) as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the best interest of the Fund or a Portfolio Company. See also “Information Barriers and Restricted Lists” above.

AGS and AGF. Apollo’s affiliate, Apollo Global Securities, LLC (“AGS”) is a securities broker and dealer registered with the SEC and admitted to membership in FINRA. FINRA currently authorizes AGS to engage in the following types of business: (i) broker or dealer making inter-dealer markets in corporate securities over-the-counter; (ii) trading securities for its own account; (iii) broker or dealer selling corporate debt securities; (iv) underwriter or selling group participant (for corporate securities other than mutual funds) in firm commitment offerings; (v) mergers and acquisitions and corporate finance advisory services; (vi) U.S. government securities dealer; (vii) U.S. government securities broker; (viii) private placements of securities; (ix) broker or dealer selling interests in mortgages or other receivables, including asset-backed securities; and (x) marketing of private funds (affiliated and unaffiliated alternative investment vehicles, such as private equity funds, hedge funds and real estate funds), including solicitation activities to qualified purchasers as defined under the 1940 Act. Apollo Global Funding, LLC (“AGF”) is an affiliate of AGS and provides a variety of services with respect to financial instruments that are not subject to broker-dealer regulations, such as arranging, structuring, and syndicating loans, including subscription lines, asset-backed loans, and net asset value facilities or other forms of fund-level financings for Clients and their respective investors, and providing advisory and other similar services, including in respect of secondary trading. AGS and AGF are distinct legal entities that also comprise components of the ACS business. ACS focuses on: (i) sourcing investment opportunities for third parties and Clients and their respective portfolio investments; (ii) maintaining relationships with the capital markets community in an effort to help third parties and Clients and their respective portfolio investments to raise debt and equity capital and optimize capital structures through creative financing solutions; and (iii) structuring capital solutions in an effort to enhance Clients’ and Clients’ portfolio investments’ ability to syndicate, place or otherwise transfer loans, securities and other financial instruments arising from financings in an effort to drive positive outcomes for Clients and their respective portfolio investments (the “ACS Business”). The ACS Business also provides a variety of services with respect to both security and non-security financial instruments, including loans, such as originating, arranging, structuring, and syndicating loans and private debt, as well as providing advisory services and other similar services. The ACS Business is expected to, from time to time, expand the services that it performs and the activities in which it engages. The ACS Business may be engaged, either by the corporate borrower (or its sponsor) or by the participating Apollo Clients (including the Fund) to provide services, and arrangements are generally made for the ACS Business to receive its fees directly from the corporate borrower for services rendered (however, if the corporate borrower will not pay or reimburse such fees, the participating Apollo Clients may pay such fees). The Fund’s Board of Trustees has adopted policies and procedures in accordance with applicable 1940 Act laws, rules and regulations governing the ability of the Fund to engage in certain transactions where an affiliate of the Fund, including but not limited to AGS and AGF, may act as an underwriter, placement agent, broker or dealer.

Affiliated Loan Origination and/or Servicing Businesses. Certain Apollo affiliates (such as AGF), Apollo Clients or their existing or potential portfolio investments (including certain Platform Investments) are engaged in the loan origination and/or servicing businesses. For example, loans, such as term loans and revolvers originated by Apollo affiliates, Apollo Clients and/or their respective portfolio investments, could involve the appointment of related parties of Apollo such as MidCap Financial Services, LLC (together with its subsidiaries, “MidCap”), a subsidiary of MidCap FinCo Designated Activity Company, an Apollo Client, or other Platform Investments, as service providers. MidCap is a middle market-focused specialty finance firm that provides senior debt solutions to companies across a wide range of industries and has the ability to, from time to time, provide seller or other forms of financing to a buyer of an existing Portfolio Company that, for example, would be contingent upon the disposition of such Portfolio Company to such buyer. In connection with such activities, conflicts of interest usually arise with respect to, among other things, the role of MidCap or AGF in such transaction, the information available to MidCap or AGF with respect to such transaction and the fees and other terms (including as to whether such terms are at the market rate) on which MidCap or AGF is participating in such transaction. The Fund can acquire loans, structured, arranged and/or placed or arranged by MidCap, AGF or any other related-party loan origination or servicing businesses. To the extent the Adviser makes a determination that the long-term hold of a loan should be reduced from the original amount funded, MidCap, AGF or another affiliated service provider could be engaged to provide syndication or other services as part of the effort to sell-down and receive a fee for the provision of such services; however, it is possible that the corporate borrower does not pay for its expenses of the applicable affiliated service provider, in which case such expenses may be borne by the Apollo Client as an operating expense. In connection with lending activities, MidCap, AGF and/or any other such loan origination or servicing businesses may receive certain fees and services or other compensation, including arranger, brokerage, placement, syndication, solicitation, underwriting, agency, origination, sourcing, structuring, collateral management or loan administration, advisory, commitment, facility, float or other fees, discounts, spreads, commissions, concessions and other fees received, from the borrower or otherwise, and will also receive reimbursement for costs or expenses from the borrower. Such fees, compensation or expense reimbursements received by MidCap or any other related-party loan origination or servicing business (including from the Fund or any of its Portfolio Companies) will be retained by, and be for the benefit of, MidCap, such other related-party loan origination or servicing business or any of their respective affiliates or employees, as applicable, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administration Agreement. The provision of services by MidCap or any other related-party loan origination and/or servicing business to the Fund or Portfolio Companies will not require the review by, or consent of, the shareholders of the Fund or any other independent party.

In addition to the specific examples set forth above, the aforementioned and other affiliated service providers will provide the aforementioned services or other services to Apollo Clients and/or their existing or potential portfolio investments (including the Fund and its existing and potential Portfolio Companies). In addition, an affiliated service provider can, from time to time, participate in underwriting syndicates and/or selling groups with respect to the equity and debt instruments issued or acquired by Apollo Clients or their existing or potential portfolio investments and other entities in or through which Apollo Clients or their existing or potential portfolio investments invest, or in connection with an Apollo Client’s disposition of all or a portion of a portfolio investment to a third party such that an affiliated service provider may facilitate or provide seller financing in connection with such disposition. Subject to the 1940 Act and the Order, any such other affiliated service provider may receive fees, other compensation or reimbursements for costs or expenses in connection with providing services to Apollo Clients or their existing or potential portfolio investments or third parties, including the Fund and its Portfolio Companies. Such fees, compensation or reimbursements received by an affiliated service provider (including from the Fund or any of its existing and potential Portfolio Companies) will be retained by and be for the benefit of the applicable affiliated service providers or any of their respective affiliates or employees.

Apollo Employees of Portfolio Companies or Affiliated Service Providers. Apollo will engage an affiliated service provider to provide services to existing and potential Portfolio Companies. Notwithstanding anything herein to the contrary, where Apollo employees are hired or retained by one or more Portfolio Companies or by an affiliated service provider on behalf of a Portfolio Company, any related compensation will be paid, reimbursed or otherwise borne by the applicable Portfolio Company (or affiliated service provider), and a portion of the overhead related to such employee may also be allocated to such Portfolio Company. For the avoidance of doubt, Apollo or the affiliated service provider may subcontract with third parties for the provision of services that may otherwise be provided by an operating affiliate. In addition, the Fund may acquire a Portfolio Company that is externally or internally managed and replace such management with an affiliate of Apollo, a team of professionals (from within or outside of Apollo) or a combination of the foregoing, in which case, for the avoidance of doubt, the compensation for such services or professionals will be borne by the Portfolio Company. The rate paid for such employees could be in excess of the applicable market rate and are not applied to reduce management fees of management fee-paying investors in Clients and will be retained by and be for the benefit of the applicable affiliated service providers or any of their respective affiliates or employees. Unless otherwise required by a Client’s governing documents, these types of arrangements will not require the consent of a Client’s investors or an advisory board (if applicable) and such rates will not be subject to approval by any of the foregoing.

Apollo Consulting and Other Consultants. Subject to the limitations of the 1940 Act, SEC guidance, the Advisory Agreement and the Administration Agreement, the Fund may bear the payments, fees, costs or expenses of certain services provided by, and allocable overhead of, Apollo Consulting as well as industry executives, advisors, consultants and operating executives contracted or engaged, directly or indirectly, by the Fund, the Adviser, any Portfolio Company (including with respect to potential portfolio investments of the Fund) or any affiliated service provider. Certain non-employee industry executives, advisors, consultants and operating executives may be exclusive to Apollo. “Apollo Consulting” consists of one of more entities, including Apollo Investment Consulting LLC, established or utilized by affiliates of Apollo, Apollo Clients or their respective portfolio investments, that facilitate strategic arrangements with, or engagements (including on an independent contractor or employment basis) of, any persons that the Adviser determines in good faith to be industry executives, advisors, consultants (including operating consultants and sourcing consultants), operating executives, subject matter experts or other persons acting in a similar capacity, to provide consulting, sourcing or other services (any such person, a “Consultant”) to or in respect of the Fund, Portfolio Companies (including with respect to potential portfolio investments of the Fund) and other Apollo Clients and their investments, or to undertake a build-up strategy to originate, acquire and develop assets and businesses in a particular sector or involving a particular strategy. To the extent that for legal, tax, accounting, regulatory or other reasons it is necessary or desirable that the foregoing activities be conducted by, through or with one or more affiliates of the Adviser or other persons other than Apollo Consulting, such activities will be treated as if they were conducted by Apollo Consulting.

Apollo Clients (including the Fund) and Portfolio Companies for or in respect of which a Consultant providing services will, in each case, typically pay, or otherwise bear (without offset), such Consultant’s fees, costs and expenses incurred in connection with its engagement of such Consultants, as well as any other operating expenses associated with such engagement (including overhead and organizational expenses attributable to Apollo Consulting).

In addition, Consultants may receive other forms of compensation from multiple sources, including the Fund and Portfolio Companies, for services provided for or in respect of the Fund or Portfolio Companies (for example, fees, reimbursement of expenses or compensation received for serving as its director or in a similar capacity or providing analysis of a potential acquisition or sale), and may, as part of their respective arrangements, also be entitled to invest in Portfolio Companies. Any fees, compensation or reimbursements received by Apollo Consulting or any Consultant (including from the Fund or any of its Portfolio Companies) will be retained by, and be for the benefit of, Apollo Consulting, the applicable Consultant or any of their respective affiliates or employees.

While the expertise or responsibilities of a Consultant could be or are similar in certain or substantially all respects to those of a full-time Apollo investment professional employed by Apollo or certain functions that might customarily be performed by an investment professional employed by the manager of a private fund, the fees, costs, expenses or other compensation described above will nonetheless be borne by Apollo Clients or their investments, including the Fund or Portfolio Companies, due to, among other things, factors that distinguish these engagements from those of Apollo investment professionals. Any engagement of the services of Apollo Consulting or any Consultant by the Fund or any of its Portfolio Companies will not require the approval of any shareholder of the Fund or any other independent party. Further, any determinations relating to Apollo Consulting or any Consultant to be engaged by the Fund or any Portfolio Company, will, in each case, be made by Apollo in good faith, which includes Apollo being authorized in its sole discretion to determine that certain functions carried out by Consultants will instead be carried out by Apollo employees, or a mix of Consultants and employees, if, for example, it believes that the ability to offer an employment relationship would provide Apollo with greater flexibility in attracting the personnel it desires.

Operating Partners Generally. With respect to an operating partner, Apollo generally retains, or otherwise enters into a joint venture arrangement with, such operating partner on an ongoing basis through a consulting or joint venture arrangement involving the payment of annual retainer fees or other forms of compensation. Such operating partner may receive success fees, performance-based compensation and other compensation for assistance provided by such operators in sourcing and diligencing investments for the Fund (subject to the requirements of the 1940 Act) and other Apollo Clients. Such annual retainer fees, success fees, performance-based compensation and the other costs of retaining such operating partners may be borne directly by the Fund as fund expenses. None of the compensation or expenses described above will be offset against any management fees or incentive compensation payable to the Adviser in respect of the Fund. Such operating partners (including operating partners in which the Fund may own an interest) may operate assets on behalf of the Fund, as well as other Apollo Clients and may also operate assets for third parties.

Selection of Service Providers. As described above, the Adviser will generally select the Fund’s service providers (including affiliated service providers) and will determine the compensation of such providers without review by or the consent of any shareholders of the Fund but with Board approval. The Fund, regardless of the relationship to Apollo of the person performing the services, will bear the fees, costs and expenses related to such services. This will create an incentive for the Adviser to select an affiliated service provider, or to otherwise select service providers based on the potential benefit to Apollo or its affiliates (including service providers in which Apollo holds an interest, even if not affiliated service providers), rather than to the Fund (subject to the requirements of the 1940 Act and applicable guidance). In addition, Apollo or its personnel will at times hold investments in entities that are or could become service providers to a Client or its portfolio companies. Although the relevant Apollo personnel might not have control or other influence over the decisions of the relevant service provider (including whether to enter into a business arrangement with Apollo or portfolio companies of Clients), a conflict of interest or the perception thereof could nevertheless arise in engaging the relevant entity as a service provider in light of the personal benefits that accrue through the investment(s) they hold in the service provider. For example, the Adviser can select service providers that use their or their respective affiliates’ premises, for which the Adviser does not currently, but may in the future, receive overhead, rent or other fees, costs and expenses in connection with such on-site arrangement. Additionally, a Portfolio Company of the Fund may lease space from Apollo, an affiliated service provider or a portfolio investment of another Apollo Client.

Furthermore, the Adviser can engage the same service provider to provide services to the Fund that also provides services to Apollo or one or more of its affiliates, which creates a potential conflict of interest to the extent the interests of such parties are not aligned. For example, a law firm can at the same time act as legal counsel to the Fund, the Adviser or any of their respective affiliates. The Adviser and its affiliates address these conflicts of interest by using reasonable diligence to ascertain whether each service provider (including law firms) provides its service on a “best execution” basis, taking into account factors such as expertise, operational and regulatory controls, availability and quality of service and the competitiveness of compensation rates in comparison with other service providers satisfying Apollo’s or its affiliates’ service provider selection criteria. In addition, in the event such service providers are affiliates of Apollo (as opposed to third parties), the engagement of such providers must typically comply with any conditions applicable to affiliate transactions described herein. Apollo from time to time enters into arrangements with service providers that provide for fee discounts for services rendered to Apollo and its affiliates. For example, certain law firms retained by Apollo discount their legal fees for certain legal services, such as legal advice in connection with firm operational, compliance and related matters. To the extent such law firms also provide legal services to Apollo Clients and Portfolio Companies with respect to such matters, such Apollo Clients and Portfolio Companies also enjoy the benefit of such fee discount arrangements. Legal services rendered for investment transactions, however, are typically charged to Apollo and Apollo Clients without a discount or at a premium. Legal fees for transactions that are not consummated are also typically charged at a discount.

Apollo Compensation-Related Conflicts. The possibility of performance-based compensation with respect to the Fund or any other Apollo Client to which a portion of certain portfolio investments could be syndicated may create an incentive for Apollo to make riskier or more speculative investments on behalf of the Fund (including for eventual syndication to such other Apollo Clients) than it might otherwise make in the absence of such compensation. In addition, the terms of such compensation could incentivize the Adviser to make decisions regarding the timing and structure of realization transactions that may not be in the best interests of investors. In exercising its discretion over investment and related decisions, the Adviser may consider such interests and factors as it desires, including its own interests. As such, there can be no assurance that any such conflict will be resolved in a manner that does not adversely affect the Fund or the shareholders of the Fund as a whole.

Additionally, the percentage of profits Apollo is entitled to receive and the terms applicable to such performance-based compensation vary among Apollo Clients. Because the opportunity to receive performance-based compensation is based on the success of investments, to the extent the rates or other terms applicable to such compensation differ among Apollo Clients and subject to the 1940 Act, Apollo will be incentivized to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients bearing higher performance compensation rates or to Apollo Clients whose governing documents contain less restrictive terms regarding such compensation. In addition, Apollo will be incentivized to allocate investment opportunities away from Apollo Clients that have suffered losses and have not yet achieved a priority return threshold and, instead, allocate them to Apollo Clients that are more likely to actively generate performance-based compensation. In addition, as contemplated in “Fees and Carried Interest Payable with Respect to Co-Investments” above, the portion of any fees payable in connection with any investment that are allocable to investments by Co-Investors will not reduce management fees paid by any Apollo Client and will be retained by and be for the benefit of the Adviser or any of its affiliates or employees. Therefore, the Adviser will be perceived to be incentivized to allocate a greater portion of such investment to Co-Investors than it would have otherwise allocated to Co-Investors in the absence of such arrangements. Apollo has adopted written allocation policies and procedures, as described in “Allocation of Investment Opportunities” above, to help address conflicts arising in the allocation of resources and investment opportunities among Apollo Clients.

Similarly, management fees or higher management fees will be perceived to incentivize Apollo to dedicate increased resources and allocate more profitable or more attractive investment opportunities to Apollo Clients who are charged such management fees or higher management fees. See also “Fees and Carried Interest Payable with Respect to Co-Investments” above.

Finally, the right to receive performance-based compensation also creates a potential conflict of interest in the valuation of investments. Apollo has prepared accounting guidelines regarding the recognition of asset impairment and has also adopted written valuation policies and procedures intended to address conflicts of interest that arise in respect of the valuation of the Fund’s assets. See also “Valuation of Fund Assets” below.

Valuation of Fund Assets. There can be situations in which Apollo is potentially incentivized to influence or adjust the valuation of the Fund’s assets. For example, the Adviser could be incentivized to employ valuation methodologies that improve the Fund’s track record and increase the adjusted cost of investments used to determine the amount of management fees due. Apollo has adopted valuation policies to address these potential conflicts.

Fees Paid to Apollo. Certain fees received by the Adviser and the Administrator will not be applied to reduce management fees and a portion of such fees will be retained by and be for the benefit of the Adviser and the Administrator or any of their respective affiliates or employees, in each case, in accordance with the fee arrangements set forth in the Advisory Agreement and Administration Agreement, as applicable.

Strategic Relationship with Insurance Businesses, including Athene and Athora. Apollo and its affiliates own economic and voting interests in, and manage capital on behalf of, numerous insurance businesses. These relationships, particularly with Athene and Athora, could give rise to conflicts of interest.

Athene Holding Ltd. (together with its subsidiaries, “Athene”) is a financial services company specializing in retirement services that issues, reinsures and acquires retirement savings products in the U.S. and internationally. The products and services offered by Athene include (i) fixed-income and fixed-indexed annuity products, (ii) reinsurance services offered to third-party annuity providers and (iii) institutional products, such as funding agreements.

Athora Holding Ltd. is an insurance holding company that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (together with its subsidiaries, “Athora”). In exchange for an advisory fee, Apollo provides asset management and advisory services to Athene and Athora, including asset allocation services, direct asset management services, asset and liability matching management, merger and acquisition services, asset diligence, asset hedging and other asset management services. Apollo also provides sub-allocation services with respect to a portion of Athene’s and Athora’s assets and allocates such assets across Apollo Clients in a manner that often characterizes Athene and Athora as captive permanent capital vehicles in relation to Apollo’s business. Additionally, Apollo and Athene (as well as Apollo and Athora) also have considerable overlap in ownership and, as a result, from time to time Apollo is or may be perceived to be able to exercise significant influence over matters requiring shareholder approval relating to Athene’s and Athora’s businesses, including approval of significant corporate transactions, appointment of members of Athene’s and Athora’s management, election of directors, approval of the termination of Athene’s and Athora’s investment management agreements and determination of Athene’s and Athora’s corporate policies. As a result of the relationship between (x) Apollo and Athene and (y) Apollo and Athora, Athene’s and/or Athora’s participation (as well as the respective accounts or assets that they manage) in an Apollo Client (other than the Fund) is typically accompanied by strategic partnership treatment and in connection with investing Athene’s and Athora’s assets across Apollo Clients (other than the Fund), Apollo grants Athene and Athora certain preferential terms, including reduced management fee and carried interest rates that are lower than those applicable to the other fund investors, access to co-investment opportunities and other preferential terms, that in each case, are not subject to “most favored nations” treatment by other fund investors. Furthermore, as stated above, as Apollo provides asset management and advisory services to Athene and Athora, there will be instances where certain transactions (such as, for example, cross-trades among Apollo Clients (other than the Fund), the provision of financing or other transactions between Apollo Clients or potential or existing portfolio companies of Apollo Clients, on the one hand, and Athene and/or Athora, on the other hand, in each case, subject to the limitations of the 1940 Act) present conflicts of interest from the perspective of the involved parties, which would include Apollo itself or through its ownership of or significant influence over Athene and Athora. For example, and without limiting the foregoing, Athene, Athora and/or their affiliates or portfolio companies can serve as a financing or similar source in connection with the acquisition, financing or disposition of the Fund’s investments in existing or potential portfolio companies or in connection with the activities and business operations of such existing or potential portfolio companies (regardless of the type of investment, be it a control, non-control, preferred equity, structured or other type of investment structure). There will not necessarily be third parties involved in any such transaction in order to seek to ensure, among other things, that the terms of such participation by Athene, Athora and/or their affiliates or portfolio companies will reflect customary or market terms and will be subject to the 1940 Act.

Further, as Athene, Athora and/or their affiliates or portfolio companies invest in a number of Apollo Clients (other than the Fund) and may seek to restructure or otherwise modify their respective balance sheet holdings from time to time, they may request to transfer their interests in Apollo Clients to each other, to portfolio companies of Apollo or Apollo Clients or to third parties. Apollo is incentivized to consent to such transfers (notwithstanding that the applicable general partner can grant or withhold its consent in its sole discretion), due to the fact that such transfers may, among other things, relieve the respective balance sheets of Athene, Athora and/or their affiliates or portfolio companies in a manner that allows them to fund other Apollo Clients or Apollo initiatives. Additionally, Athene holds interests in entities within the Apollo corporate structure that are recipients of all or a portion of the fees earned by the Adviser. Apollo, any affiliate thereof or one or more Apollo Clients could acquire interests in, Apollo or an affiliate thereof could enter into advisory arrangements with, or any of the foregoing could otherwise transact or enter into relationships with other businesses (such as, by way of example only and not of limitation, other insurance businesses) in a manner similar to the relationships with Athene, Athora and/or their affiliates or portfolio companies, in which case the conflicts and other issues described in this paragraph could apply, potentially more acutely depending on the nature and degree of the relationship, with respect to each such other business.

Creation of Other Entities; Restructuring. Except as expressly prohibited under a contractual restriction to which Apollo is subject, Apollo will be permitted to market, organize, sponsor, act as general partner or manager or as the primary source for transactions for other pooled investment vehicles or managed accounts, which can be offered on a public or private placement basis, and to restructure and monetize interests in Apollo, or to engage in other investment and business activities. Such activities raise conflicts of interest for which the resolution may not be currently determinable.

Relationship among the Fund, the Adviser and the Investment Team. The Adviser will have a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand. The functions performed by the Adviser are not exclusive. The officers and employees of the Adviser and its affiliates will devote such time as the Adviser deems necessary to carry out the operations of the Fund effectively. The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts that have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection and acquisition of the Fund’s investments.

Potential Duties to Other Stakeholders. The Adviser is an affiliate of AGM. The common stock of AGM is publicly traded on the New York Stock Exchange. As a result, the Adviser has incentives relating to the interests of AGM’s stockholders that could differ from and conflict with the interests of the Fund and its shareholders, such as conflicts arising from the allocation of expenses, special fee offsets and investment opportunities (including without limitation, opportunities in the asset management, financial services and insurance industries). Apollo will endeavor to resolve such conflicts in a manner that Apollo determines in good faith to be fair and equitable to the extent possible under the prevailing facts and circumstances. Apollo will seek to allocate investment opportunities between Apollo and Apollo Clients in accordance with their respective governing documents and will evaluate such opportunities in accordance with its allocation policies and procedures. In the past, the application of such policies has resulted in the allocation by Apollo of certain investment opportunities relating to the alternative investment management business to Apollo rather than to the Apollo Clients, and Apollo expects to allocate such opportunities in a similar manner in the future.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this Registration Statement and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

Control Persons and Principal Shareholders

The following table sets forth, as of March 30, 2026, information with respect to the beneficial ownership of our Common Shares at the time of the satisfaction of the minimum offering requirement by:

•
each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;
•
each of our Trustees and each executive officers; and
•
all of our Trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Common Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Trustees
Earl Hunt	63,694	*
Independent Trustees(1)
Meredith Coffey	4,469	*
Christine Gallagher	2,686	*
Michael Porter	600	*
Carl J. Rickertsen	4,000	*
Sheryl Schwartz	—	*
Executive Officers who are not Trustees(1)
Eric Rosenberg	1,105	*
Ryan Del Giudice	—	*
Kristin Hester	866	*
Adam Eling	2,765	*
All officers and Trustees as a group (10 persons)	80,184	*

* Represents less than 1%.

(1)
The address for all of the Fund’s officers and Trustees is c/o Apollo Credit Management, LLC, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities as of March 30, 2026.

Name and Address	Dollar Range of Equity Securities in the Fund (1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Interested Trustees
Earl Hunt	Over $100,000	Over $100,000
Independent Trustees(1)
Meredith Coffey	Over $100,000	Over $100,000
Christine Gallagher	$50,001 – $100,000	$50,001 – $100,000
Michael Porter	$10,001 – $50,000	$10,001 – $50,000
Carl J. Rickertsen	$50,001 – $100,000	$50,001 – $100,000
Sheryl Schwartz	None	None

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar ranges of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(3)
“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust, Apollo S3 Private Markets Fund, MidCap Apollo Institutional Private Lending and MidCap Financial Investment Corporation.

Distributions

We have declared distributions each month beginning in January 2022 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income (as defined by the Code and determined without regard to any deduction for dividends paid). See “Description of our Common Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S Shares, Class D Shares and Class I Shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S Shares will be lower than Class D Shares, and distributions on Class D Shares will be lower than Class I Shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S Shares (compared to Class D Shares and Class I Shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D Shares (compared to Class I Shares). In this way, shareholder servicing and/or distribution fees are indirectly paid by holders of Class S Shares and Class D Shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The use of borrowings to pay distributions is subject to limitations outlined in Section 5.4(f) of our Declaration of Trust. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Advisory Agreement and Administration Agreement.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our current and accumulated earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of Common Shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of Common Shares.

For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must, among other requirements, distribute each taxable year at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of our net short-term capital gains over our net long-term capital losses), determined without regard to any deduction for dividends paid, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, the Fund will pay tax on the retained amount and you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retained and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

Description of Our Common Shares

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 626,826,687 shares were outstanding as of February 28, 2026, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the Common Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, and except in connection with a roll-up transaction as provided in the Declaration of Trust, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of February 28, 2026
Class S	Unlimited	—	122,299,106
Class D	Unlimited	—	1,642,000
Class I	Unlimited	—	502,885,581

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available therefore. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common

Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S Shares, however, if you purchase Class S Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S Shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S Shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S Shares, including any Class S Shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D Shares, however, if you purchase Class D Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D Shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D Shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D Shares, including any Class D Shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares are generally available for purchase in this offering only:

(1)
through fee-based programs, also known as wrap accounts, that provide access to Class D Shares;
(2)
through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares;

(3)
through transaction/ brokerage platforms at participating brokers;
(4)
through certain registered investment advisers;
(5)
through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers; or
(6)
by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I Shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I Shares are generally available for purchase in this offering only:

(1)
through fee-based programs, also known as wrap accounts, that provide access to Class I Shares;
(2)
by endowments, foundations, pension funds and other institutional investors;
(3)
through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares;
(4)
through certain registered investment advisers;
(5)
by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers; or
(6)
by other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S Shares or Class D Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Class S Shares or Class D Shares may be exchanged into an equivalent NAV amount of Class I Shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of Common Shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the Common Shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the Common Shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S Share and Class D Share will automatically convert into a number of Class I Shares (including any fractional shares) with an equivalent NAV as such Class S Shares or Class D Shares.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on December 4, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any Trustee or affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons) or upon a vote by the holders of more than 50% of our outstanding Common Shares entitled to vote with or without cause.

We have a total of six members of our Board of Trustees, five of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund will hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our organizational documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•
modify the Declaration of Trust;
•
remove the Adviser or appoint a new investment adviser;

•
dissolve the Fund; or
•
sell all or substantially all of our assets other than in the ordinary course of business.

The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in our bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust and bylaws do not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Adviser or Board of Trustees may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•
amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;
•
except as otherwise permitted under the Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
•
appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Advisory Agreement and applicable law);
•
sell all or substantially all of our assets other than in the ordinary course of business; or
•
cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws, but any amendments to revise the bylaws that would alter the voting rights of shareholders need to be approved by a majority vote of the Fund’s shareholders. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders, provided, however, that if any amendment or new addition to our Declaration of Trust adversely affects the rights of the Fund’s shareholders, such amendment or addition must be approved by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Adviser or the Board of Trustees to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal is included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•
accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
•
one of the following:
•
remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
•
receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•
which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust and bylaws, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the Declaration of Trust and bylaws and our dissolution;
•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of capital stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of capital stock held by that investor;
•
in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust; or
•
in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.apollo.com/ads-bdc and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Determination of Net Asset Value

We expect to determine our net asset value (“NAV”) for each class of shares each month as of the last day of each calendar month. The NAV per share for each class of shares is determined by dividing the value of total assets attributable to the class minus the carrying value of liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.

The Board of Trustees has adopted procedures pursuant to which we will value our investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, our portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. Even though the Board of Trustees designated the Adviser as “valuation designee,” the Board of Trustees continues to be responsible for overseeing the processes for determining fair valuation.

The valuation of our investments is performed in accordance with Rule 2a-5 under the 1940 Act and in conjunction with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”), issued by the Financial Accounting Standards Board. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Valuation Designee. Unobservable inputs reflect the Valuation Designee’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

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Level 1: Quoted prices in active markets for identical assets or liabilities, accessible at the measurement date.
•
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.
•
Level 3: Unobservable inputs for the asset or liability.

Our portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. The Fund’s portfolio investments traded in the over-the-counter market including, but not limited to, loans and bonds are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means consistent with the Valuation Policy and Procedures. Portfolio investments for which quotations are not provided by independent pricing services or for which such quotations are deemed not to represent fair value are evaluated by the Valuation Designee utilizing independent third-party valuation firms and/or proprietary information to assist in determining fair value. Such portfolio investments are generally categorized as Level 3, consistent with ASC 820. The Valuation Designee has engaged multiple independent third-party valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain investments. In each case, the independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations.

With respect to investments for which quotations are not readily available or when such quotations are deemed not to represent fair value, our Board of Trustees has approved a multi-step valuation process each quarter, as described below:

(1)
Independent valuation firms engaged conduct independent appraisals and assessments for all the investments they have been engaged to review. If an independent valuation firm is not engaged during a particular quarter, the valuation may be conducted by the Adviser;
(2)
At least each quarter, the valuation will be reassessed and updated by the Adviser or an independent valuation firm to reflect company specific events and latest market data;
(3)
Preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;
(4)
The Adviser discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of the applicable independent valuation firm; and
(5)
For Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts.

In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant:

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available current market data, including relevant and applicable market trading and transaction comparables,
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applicable market yields and multiples,
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security covenants,
•
seniority of investments in the investee company’s capital structure,
•
call protection provisions,
•
information rights,
•
the nature and realizable value of any collateral,
•
the portfolio company’s ability to make payments,
•
its earnings and discounted cash flows,
•
the markets in which the portfolio company does business,
•
comparisons of financial ratios of peer companies that are public,
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M&A comparables,
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our principal market (as the reporting entity) and

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enterprise values, among other factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements included elsewhere in this prospectus, refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Our Board of Trustees oversees the valuation process of our portfolio investments no less frequently than quarterly and, no less frequently than annually, the adequacy of our policies and procedures regarding valuations and the effectiveness of their implementation.

Our most recently determined NAV per share for each class of Common Shares will be available on our website: www.apollo.com/ads-bdc. We report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month.

Plan of Distribution

General

We are offering a maximum of $20,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Apollo Global Securities, LLC, the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the Common Shares, which means that no underwriter, broker or other person will be obligated to purchase any Common Shares. The Intermediary Manager is headquartered at 9 West 57th Street, New York, New York 10019.

The Common Shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the Common Shares and it has no firm commitment or obligation to purchase any of the Common Shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the Common Shares, shareholders will likely have limited ability to sell their Common Shares until there is a liquidity event for the Fund.

We are offering to the public three separate classes of Common Shares: Class S Shares, Class D Shares and Class I Shares. We are offering to sell in this offering or any private placement any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

Class S Shares are available through brokerage and transactional-based accounts.

Class D Shares are generally available for purchase in this offering only:

(1)
through fee-based programs, also known as wrap accounts, that provide access to Class D Shares;
(2)
through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares;
(3)
through transaction/brokerage platforms at participating brokers;
(4)
through certain registered investment advisers;
(5)
through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers; or
(6)
other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares are generally available for purchase in this offering only:

(1)
through fee-based programs, also known as wrap accounts, that provide access to Class I Shares;
(2)
by endowments, foundations, pension funds and other institutional investors;
(3)
through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares;
(4)
through certain registered investment advisers;
(5)
by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Apollo or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers; or
(6)
other categories of investors that we name in an amendment or supplement to this prospectus.

In certain cases, where a holder of Class S Shares or Class D Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Class S Shares or Class D Shares may be exchanged into an equivalent NAV amount of Class I Shares. We may also offer Class I Shares to certain feeder vehicles primarily created to hold our Class I Shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I Shares to other investment vehicles. The minimum initial investment for Class I Shares is $2,500, unless waived by the Intermediary Manager. If you are eligible to purchase all three classes of Common Shares, then you should consider that Class I Shares have no shareholder servicing and/or distribution fees, and are not subject to upfront placement fees or brokerage commissions that may be charged by financial intermediaries, each of which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S Shares and Class D Shares but not Class I Shares, then you should consider that Class D Shares have lower annual shareholder servicing and/or distribution fees than Class S Shares. You should inquire with your broker dealer or financial representative about the type of account in which the Common Shares will be held, including whether such account may be subject to an asset-based fee, and which classes of Common Shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of Common Shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the Common Shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the Common Shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell Common Shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling Common Shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Common Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as

“participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our Common Shares.

Upfront Sales Loads

Class S Shares, Class D Shares and Class I Shares. No upfront sales load will be paid with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares or Class D Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D Shares and 3.5% cap on NAV for Class S Shares. Selling agents will not charge such fees on Class I Shares.

Shareholder Servicing and/or Distribution Fees — Class S Shares and Class D Shares

The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S Shares, Class D Shares and Class I Shares on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S Shares	0.85%
Class D Shares	0.25%
Class I Shares	N/A

Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S Shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Fund also may pay for these sub-transfer agency, sub- accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S Shares and Class D Shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares or Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees). In addition to any upfront sales loads and shareholder servicing and/or distribution fees, participating brokers may receive additional compensation from our Intermediary Manager, or one of its affiliates. The additional compensation will not be paid by our shareholders. Any such additional compensation will be considered underwriting compensation for purposes of FINRA Rule 2310, and therefore aggregate compensation will not exceed 10% of the gross offering proceeds of this offering (excluding Common Shares purchased through our distribution reinvestment plan).

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of Common Shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the Common Shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the Common Shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding Common Shares purchased through our distribution reinvestment plan).

Term of the Intermediary Manager Agreement

Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S Shares and Class D Shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I Shares, as described above).

Indemnification

To the extent permitted by law and our charter, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we will use sales material in connection with the offering of our Common Shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering Common Shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference into this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels

We expect our Intermediary Manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our Common Shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the Common Shares of this offering in accordance with participating broker agreements.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their Common Shares if we choose to offer to repurchase only some, or even none, of the Common Shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•
Read this entire prospectus and any appendices and supplements accompanying this prospectus.
•
Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
•
Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Apollo Debt Solutions BDC.” For Class S Shares and Class D Shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I Shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that the information in the subscription agreement is true and complete and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of Common Shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of Common Shares will be available generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Common Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the Common Shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the Common Shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Common Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you purchase in our primary offering will be automatically invested in additional Common Shares of the same class. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•
On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•
Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for Common Shares purchased with that effective date.
•
Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.
•
Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 1-833-772-1959.
•
You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, www.apollo.com/ads-bdc, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website at www.apollo.com/ads-bdc, you will have information about the most recently available NAV per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new Common Shares and repurchase outstanding Common Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

Notice to Non-U.S. Investors

The Common Shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.

Country Specific Legends

Notice to Prospective Investors in the EEA

The Fund is not registered or authorized for marketing in the EEA under Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA member state in connection with such Directive (the “AIFMD”) and the Common Shares may not be offered, distributed, advertised or otherwise marketed, directly or indirectly, in the EEA and nothing shall be construed to constitute any marketing of the Common Shares in or into any EEA member state. Consequently, no disclosures under Regulation (EU) 2019/2088 of the European Parliament and of the Council of 27 November 2019 on Sustainability‐Related Disclosures In The Financial Services Sector (“SFDR”) are required to be published or made available to investors, as applicable, including under Article 8 or Article 9 SFDR.

Sales To EEA Retail Investors

The Common Shares are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the EEA. For these purposes, a retail investor means a person who is a retail client as defined in point (11) of Article 4(1) of MiFID II. Consequently no key information document required by Regulation (EU) No 1286/2014 (the “PRIIPS Regulation”) for offering or selling the Common Shares or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Common Shares or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPS Regulation.

Notice to Prospective Investors in Argentina

This prospectus does not constitute an invitation to buy or a solicitation of an offer to sell securities or any other products or services in Argentina and the Common Shares in the Fund are not and will not be offered or sold in Argentina, by means of a public offer of securities, as such term is defined under Section 2 and 83 of Argentine Securities Law 26,831. No application has been or will be made the Argentine Comisión Nacional de Valores, the Argentine securities governmental authority, to publicly offer the Fund or the Common Shares thereof in Argentina. This prospectus is being supplied or made available only to those investors who have expressly requested them in Argentina or used in connection with an offer to sell or a solicitation of an offer to buy in Argentina except in circumstances that do not constitute a public offering or distribution under Argentinean laws and regulations. This prospectus is strictly confidential and may not be distributed to any legal or natural person or entity other than the intended recipients thereof.

Notice to Prospective Investors in Australia

This prospectus is not a prospectus for the purposes of Chapter 6D of the Corporations Act 2001 (Cth) (“Corporations Act”) or a product disclosure statement for the purposes of Part 7.9 of the Corporations Act and has not been lodged with the Australian Securities and Investments Commission (“ASIC”). It does not purport to contain all information that would be required to be included in a prospectus or product disclosure document for the purposes of Chapter 6D or Part 7.9 of the Corporations Act. If this prospectus relates to interests in a Fund that is a managed investment scheme, the Fund is not and is not required to be registered with ASIC under Chapter 5C OF The Corporations Act.

No offer or invitation to purchase or subscribe for the Common Shares is made to any person in Australia except to the extent that such person is a “wholesale client” as defined in Section 761G(7) of the Corporations Act and the offer or invitation would be permitted to be made to the person without the need for a prospectus or product disclosure statement under Chapter 6D or Part 7.9 of the Corporations Act, as the case requires.

Where a recipient acquires the Common Shares and on-sells them within 12 months of the issue of such Common Shares, that person will be required to lodge a prospectus or product disclosure statement for the purposes of Chapter 6D or Part 7.9 of the Corporations Act, respectively, with ASIC unless either:

(A) It can be established that the Fund issued, and the recipient purchased, the Common Shares without the purpose of the recipient on-selling the Common Shares or granting, issuing or transferring an interest in, or options or warrants over them; or

(B) The sale is pursuant to an offer received outside Australia or is made to a person to whom a sale offer may be made without the need for a prospectus or product disclosure statement under chapter 6D or Part 7.9 of the Corporations Act.

Notice to Prospective Investors in Canada

This prospectus constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Common Shares. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the Common Shares and any representation to the contrary is an offence.

Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, the company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.

Resale Restrictions

The offer and sale of the Common Shares in Canada is being made on a private placement basis only and is exempt from the requirement that the Fund prepares and files a prospectus under applicable Canadian securities laws. Any resale of Common Shares by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the Common Shares outside of Canada.

Representations of Purchasers

Each Canadian investor who purchases the Common Shares will be deemed to have represented to the Fund, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Taxation and Eligibility for Investment

Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the Common Shares and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the Common Shares or with respect to the eligibility of the Common Shares for investment by such investor under relevant Canadian federal and provincial legislation and regulations.

Prospective Canadian purchasers of the Common Shares should consult their own tax adviser with respect to any taxes payable in connection with the acquisition, holding, or disposition of the Common Shares. It is recommended that tax advisers be employed in Canada, as there are a number of substantive Canadian tax compliance requirements for Canadian purchasers.

Rights of Action for Damages or Rescission

Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if the offering memorandum (including any amendment thereto) such as this prospectus contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. Canadian investors should refer to any applicable provisions of the securities legislation of the investor’s province or territory for particulars of these rights or consult with a legal advisor.

Rights For Purchasers In Ontario

Securities legislation in Ontario provides, in relevant part, that if this memorandum, together with any amendment thereto, is delivered to a purchaser of interests resident in Ontario before the issue of such interests to such purchaser and contains a misrepresentation, such purchaser who purchases the interests pursuant to this memorandum during the period of distribution shall be deemed to have relied upon the misrepresentation if it was a misrepresentation at the time of purchase, and shall, as hereinafter provided, have a right of action against the fund for damages or, alternatively, while still the owner of the purchased interests, for rescission, provided that no action shall be commenced to enforce these rights more than, (a) in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or (b) in the case of an action for damages, the earlier of: (i) 180 days after the purchaser first had knowledge of the facts giving rise to the cause of action, or (ii) three years after the date of the transaction that gave rise to the cause of action; provided, however, among other things: (a) no person or company will be liable if it proves that the purchaser purchased the interests with knowledge of the misrepresentation, (b) in the case of an action for damages, the defendant will not be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the interests as a result of the misrepresentation relied upon; and (c) in no case will the amount recoverable in any action exceed the price at which the interests were sold to the purchaser.

These rights are not available for a purchaser that is: (a) a Canadian financial institution, meaning either: (i) an association governed by the cooperative credit associations act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that act; or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a province or territory of Canada to carry on business in Canada or a province or territory of Canada; (b) a schedule iii bank, meaning an authorized foreign bank named in schedule iii of the bank act (Canada); (c) the business development bank of Canada incorporated under the business development bank of Canada act (Canada); or (d) a subsidiary of any person referred to in clauses (a), (b) or (c), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

Rights For Purchasers Outside Ontario

Securities legislation in certain other provinces of Canada also provides purchasers, or requires purchasers to be provided, with a remedy for rescission or damages in the event this memorandum contains a misrepresentation, as defined in the applicable provincial securities legislation. Any recourse to such remedies, if available, or notice with respect thereto, must be exercised, or delivered, as the case may be, by the purchaser within the time limits prescribed by the applicable securities legislation. All prospective Canadian purchasers should refer to the complete text of the relevant statutory provisions of the applicable securities legislation, and are advised to consult their own legal advisors as to which, or whether any, of such rights or other rights may be available to them.

Enforcement of Legal Rights

The Fund is a Delaware statutory trust and the Adviser is a Delaware limited liability company and maintains its principal offices in the United States. All of the Fund’s and the Adviser’s trustees, directors and officers may be located outside Canada and, as a result, it may not be possible for Canadian investors to effect service of process within Canada upon the Fund, the Adviser or their trustees, directors or officers. All or a substantial portion of the assets of the Fund, the Adviser and such persons may be located outside Canada and, as a result, it may not be possible to satisfy a judgment against the Fund, the Adviser or such persons in Canada or to enforce a judgment obtained in Canadian courts against the Fund, the Adviser or such persons outside Canada.

In particular, the enforcement by investors of civil liabilities under applicable Canadian securities laws may be affected adversely by the fact that the Fund is located outside of Canada, that some or all of its officers and representatives are non-residents of Canada and the fact that a substantial portion of assets of the Fund and of said persons may be located outside of Canada.

Language of Documents

Upon receipt of this document, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.

Notice to Prospective Investors in the Cayman Islands

This is not an offer to the public in the Cayman Islands to subscribe for the Common Shares, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, Cayman Islands limited liability companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign companies in the Cayman Islands, limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands, high net worth persons (as defined below) or sophisticated persons (as defined below), in each case in the sole determination and at the discretion of the Fund.

A “high net worth person” means: (i) an individual whose net worth is at least KYD $800,000 (c. USD $1,000,000) or its equivalent in any other currency; or (ii) any person that has total assets of at least KYD $4,000,000 (c. USD $5,000,000) or its equivalent in any other currency.

A “sophisticated person” includes a person who: (i) by virtue of knowledge and experience in financial and business matters is determined by the Fund as capable of evaluating the merits of the proposed investment; and (ii) invests in the Fund at least KYD $80,000 (c. USD $100,000) or its equivalent in any other currency.

Notice to Prospective Investors in the People’s Republic of China

This prospectus and the related subscription agreement documents do not and are not intended to constitute a sale, an offer to sell or a solicitation of an offer to buy, directly or indirectly, any securities in the People’s Republic of China (excluding Taiwan, the Special Administrative Region of Hong Kong and the Special Administrative Region of Macao, the “PRC”).

This prospectus or any invitation or related subscription agreement documents have not been and will not be filed with or approved by the China Securities Regulatory Commission or any other regulatory authorities or agencies of the PRC pursuant to relevant securities-related or other laws and regulations and may not be distributed, transmitted or used in connection with any offer for subscription or sale of the Common Shares of the Fund within the PRC through a public offering or in circumstances which require an examination or approval of or registration with any securities or other regulatory authorities or agencies in the PRC unless otherwise in accordance with the laws and regulations of the PRC. The Common Shares in the Fund shall not be distributed, offered, delivered or sold, directly or indirectly, within the territory of the PRC, to any person or entity, unless such person or entity has obtained the necessary and appropriate approvals and/or has filed with the relevant PRC authorities in accordance with applicable PRC laws and regulations.

Notice to Prospective Investors in Chile

This offer is subject to Norma de Caracter General N° 336 issued by the Comisión para el Mercado Financiero (“CMF”) and commenced on August 31, 2016. This offer is on Common Shares not registered in the Registry of Securities or in the Registry of Foreign Securities of the CMF, and therefore, it is not subject to the CMF oversight. The issuer is under no obligation to provide public information on the Common Shares in Chile. These Common Shares cannot be subject of a public offering if not previously registered in the pertinent Registry of Securities.

Esta oferta se realiza conforme a la Norma de Carácter General N° 336 de la Comisión para el Mercado Financiero (“CMF”) y ha comenzado en la fecha de este 31 agosto 2016. Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores extranjeros que lleva la CMF y en consecuencia, estos valores no están sujetos a su fiscalización. No existe de parte del emisor obligación de entregar en Chile información pública respecto de estos valores. Estos valores no podrán ser objeto de oferta pública mientras no sean inscritos en el Registro de Valores correspondiente.

Notice to Prospective Investors in Hong Kong

The contents of this prospectus have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this prospectus, you should obtain independent professional advice.

The Fund or the issue of this prospectus has not been authorized by the Securities and Futures Commission in Hong Kong pursuant to the Securities and Futures Ordinance (Cap. 571 of the laws of Hong Kong) (the “SFO”). The Common Shares have not been and will not be offered or sold in Hong Kong by means of any prospectus, other than (a) to “Professional Investors” as defined in the SFO and any rules made under that Ordinance; or (b) in other circumstances which do not constitute an offer or invitation to the public within the meaning of the SFO.

Notice to Prospective Investors in Israel

This prospectus is directed at and intended for investors that fall within at least one category of the first schedule of the Israeli Securities Law, 1968 (“Israeli Securities Law” and “Sophisticated Investors,” respectively). The Common Shares described in this prospectus have not been registered and are not expected to be registered under the Israeli Securities Law or under the Israeli Joint Investment Trust Law, 1994.

No action has been or will be taken in Israel that would permit a public offering of the Common Shares in Israel and this prospectus has not been approved by the Israel Securities Authority. Accordingly, the Common Shares will only be sold in Israel to Sophisticated Investors and to no more than 35 Non-Sophisticated Investors during any given 12-month period, and will only be offered and sold in Israel pursuant to applicable private placement exemption.

Without derogation from the above, this prospectus is not intended to serve, and should not be treated as Investment Advice as defined under the Regulation of Investment Advice, Investment Marketing and Investment Portfolio Management Law, 1995 (“Investment Advice Law”). Accordingly, the content of this prospectus does not replace and should not serve as substitution for investment advice services that take into account the special characteristics and needs of each investor.

None of the Fund, the Adviser, or the Intermediary Manager is licensed under the Investment Advice Law and neither of them maintain an insurance as required under such law. It is the responsibility of any prospective investor wishing to purchase shares to satisfy himself as to the full observance of the laws of Israel in connection with any such purchase, including obtaining any governmental or other consent, if required.

Notice to Prospective Investors in Mexico

The offering of Common Shares made pursuant to this prospectus does not constitute a public offering of securities under Mexican law and therefore is not subject to obtaining the prior authorization of the Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores, “CNBV”) or the registration of Common Shares of the Company with the Mexican National Registry of Securities (Registro Nacional de Valores). The Common Shares described herein will only be offered and sold in Mexico pursuant to applicable private placement exemptions to “Institutional Investors” or “Qualified Investors” as set forth under Article 8 of the Mexican Securities Market Law (Ley del Mercado de Valores). The offering materials may not be publicly distributed in Mexico and the Common Shares described herein may not be subject of brokerage activities in Mexico. The CNBV nor any other authority has not approved, reviewed, commented, or disapproved the information contained in this prospectus, nor its completeness, truthfulness or accuracy.

Notice to Prospective Investors in Panama

The Common Shares have not been and will not be registered with the Superintendence of the Securities Market of Panama (Superintendencia del Mercado de Valores de la República de Panamá). Accordingly, (i) the Common Shares cannot be publicly offered or sold in Panama, except in transactions exempted from registration under the securities laws of Panama, (ii) the Superintendence of the Securities Market of Panama has not reviewed the information contained in this prospectus, (iii) the Common Shares and the offering thereof are not subject to the supervision of the Superintendence of the Securities Market of Panama, and (iv) the Common Shares do not benefit from the tax incentives provided by Panamanian securities laws and regulations.

Notice to Prospective Investors in Singapore

The offer or invitation of the Common Shares, which is the subject of this prospectus, does not relate to a collective investment scheme which is authorized under Section 286 of the Securities and Futures Act 2001 of Singapore (the “SFA”) or recognized under Section 287 of the SFA. The Fund is not authorized or recognized by the Monetary Authority of Singapore (the “MAS”), and the Common Shares are not allowed to be offered to the retail public.

This prospectus and any other document or material issued in connection with the offer or sale is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses does not apply, and you should consider carefully whether the investment is suitable for you.

This prospectus has not been registered as a prospectus with the MAS. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of Common Shares may not be circulated or distributed, nor may the Common Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor (as defined in Section 4A(1)(c) of the SFA) under Section 304 of the SFA, (ii) to a relevant person (which includes an “accredited investor”) pursuant to Section

305(1), or any person pursuant to Section 305(2), and in accordance with the conditions specified in Section 305 of the SFA, and, where applicable, the conditions specified in Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the Common Shares are subscribed or purchased under Section 305 of the SFA by a relevant person which is:

(a)
a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or
(b)
a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

securities (as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the Common Shares pursuant to an offer made under Section 305 of the SFA except:

(a)
to an institutional investor or to a relevant person defined in Section 305(5) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 305A(3)(c)(ii) of the SFA;
(b)
where no consideration is or will be given for the transfer;
(c)
where the transfer is by operation of law;
(d)
as specified in Section 305A(5) of the SFA; or
(e)
as specified in Regulation 36A of the Securities and Futures (Offers of Investments) (Collective Investment Schemes) Regulations 2005 of Singapore.

Notice to Prospective Investors in South Korea

Neither the Fund nor the Adviser is making any representation with respect to the eligibility of any recipients of this prospectus to acquire the Common Shares described herein under the laws of Korea, including but without limitation the Foreign Exchange Transaction Act and regulations thereunder. The Common Shares will be offered and sold in South Korea only to qualified professional investors as defined in Article 301, paragraph 2 of the enforcement decree of the Financial Investment Services and Capital Markets Act (“FSCMA”), and pursuant to the requirements or applicable exemptions under the FSCMA. The Fund has not been, and will not be, registered in Korea for public offering, and this prospectus is not, and under no circumstances is to be construed as, an advertisement or a public offering of the Common Shares therein in South Korea. None of the Common Shares described in this prospectus may be offered, sold or delivered, or offered or sold to any person for re-offering or resale, directly or indirectly, in Korea or to any resident of Korea except pursuant to applicable laws and regulations of Korea. Further, the Common Shares may not be re-sold to South Korean residents unless the purchaser of the Common Shares complies with all applicable regulatory requirements (including, but not limited to, governmental approval requirements under the Foreign Exchange Transaction Act and regulations thereunder) in connection with the purchase of the Common Shares.

Recipients of this prospectus are advised to exercise caution in relation to the offer, and should seek independent professional advice in connection with any purchase and the risks associated with such investment.

Notice to Prospective Investors in Switzerland

The Fund has not been and will not be approved by or registered with the Swiss Financial Market Supervisory Authority (“FINMA”) as a non-Swiss collective investment scheme pursuant to Article 120 of the Swiss Collective Investment Schemes Act of 23 June 2006, as amended (“CISA”). This prospectus (including any accompanying supplement) and any other offering or marketing material relating to the Fund or the Common Shares has been prepared without regard to the disclosure standards for prospectuses under the Swiss Financial Services Act of 15 June 2018, as amended (“FINSA”) and therefore does not constitute a prospectus within the meaning of the CISA or the FINSA. The Common Shares will not be listed or admitted to trading on any trading venue in Switzerland.

The Common Shares will be marketed and offered in or into Switzerland exclusively to qualified investors within the meaning of Article 10(3) and (3ter) CISA (“Qualified Investors”) and its implementing ordinance, as amended. This prospectus (including any accompanying supplement) and any other offering or marketing material relating to the Fund or the Common Shares may be distributed or made available in or into Switzerland only to Qualified Investors, excluding high-net-worth private clients and private investment structures established for them who have declared that they wish to be treated as professional clients (opting out) pursuant to Article 5(1) of FINSA and who have no asset management or advisory relationship with a financial intermediary pursuant to Article 10(3ter) CISA. Acquirers of the Common Shares (investors) do not benefit from the investor protection afforded to investors in interests in collective investment schemes under the CISA or supervision by FINMA.

Neither this prospectus (including any accompanying supplement) nor any other offering or marketing material relating to the Fund or the Common Shares has been or will be filed with or approved by any Swiss regulatory authority. In particular, this prospectus has not been and will not be reviewed or approved by a Swiss Review Body pursuant to Article 51 FINSA.

The legal documents of the Fund may be obtained free of charge from: Apollo Management International LLP, 1 Soho Place, London W1D 3BG, United Kingdom, Attention: EMEA Compliance (emeacompliance@apollo.com).

No key information document according to the FINSA or any equivalent document under the FINSA has been or will be prepared in relation to the Common Shares, and, therefore, subject to the applicable transitional provisions under the FINSA and its implementing ordinance, the Common Shares may not be offered or recommended to private clients within the meaning of the FINSA in Switzerland. For these purposes, a private client means a person who is not one (or more) of the following: (i) a professional client as defined in Art. 4(3) FINSA (not having opted in on the basis of Art. 5(5) FINSA); or (ii) an institutional client as defined in Art. 4(4) FINSA; or (iii) a private client with an asset management agreement according to Art. 58(2) FINSA. In particular, any offering to private clients under a permanent advisory agreement within the meaning of Art. 10(3ter) CISA, despite their categorization as Qualified Investor, is prohibited.

Notice to Prospective Investors in Taiwan

The Fund has not been and will not be registered with the Financial Supervisory Commission of Taiwan, R.O.C. (“Taiwan”) pursuant to applicable securities laws and regulations and any sale of the Common Shares of the Fund in Taiwan shall be in compliance with the local legal requirements and restrictions. There are restrictions on the offering, issue, distribution, transfer, sale or resale of the Common Shares in Taiwan, either through a public offering or private placement. The Common Shares cannot be sold, issued or publicly offered in Taiwan without prior approval from or registration with the Financial Supervisory Commission of Taiwan pursuant to applicable laws. No person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Common Shares.

Notice to Prospective Investors in the United Kingdom

This prospectus may be distributed in the United Kingdom only once the Fund has been registered for marketing under Regulation 59 of the Alternative Investment Fund Managers Regulation 2013 and only to persons who (i) qualify as professional investors within the meaning of Directive 2014/65/EU as transposed in the United Kingdom (“MiFID II”) and (ii) meet at least one of the following tests: (A) they have professional experience of participating in unregulated collective investment schemes; (B) they are high net worth organisations; (C) they are persons to whom communications relating to investment in unregulated collective investment schemes may otherwise lawfully be made, unless specific approval, on the basis of evidence supplied by the proposed recipient, has been given by a member of Apollo to its distribution to a person not meeting the above criteria.

Persons will be treated as meeting the tests in paragraphs (a) or (b) if they meet the tests in Articles 19 or 49 (respectively) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005.

References to legislation are to such legislation as updated, amended or replaced from time to time.

This prospectus is directed only at such persons and must not be acted or relied on by anyone else. Any investment activity to which this prospectus relates will only be carried on with such persons.

No member of Apollo is acting for the recipient of this prospectus or will be responsible for providing the recipient with protections provided to clients of member(s) of Apollo. No member of Apollo will (i) be responsible to the recipient for providing protections afforded to its clients or (ii) advise the recipient on any transaction to which this prospectus relates.

Sales To United Kingdom Retail Investors

The Common Shares are not generally intended to be offered, sold or otherwise made available to and should not generally be offered, sold or otherwise made available to any retail investor in the United Kingdom. For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of MiFID II; or (ii) a retail client as defined in paragraph 3.4.1R of the Conduct of Business Sourcebook (COBS) of the United Kingdom Financial Conduct Authority Handbook of Rules and Guidance (the “FCA Handbook”).

Consequently no key information document required by Regulation (EU) No 1286/2014 as transposed in the United Kingdom (the “PRIIPS Regulation”) nor product summary required by the Product Disclosure Sourcebook (DISC) of the FCA Handbook and the Consumer Composite Investments (Designated Activities) Regulations 2024 (as amended, the “CCI Regulation”) for offering or selling the Common Shares or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the Common Shares or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the PRIIPS Regulation and/or the CCI Regulation.

SHARE REPURCHASE PROGRAM

We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.

We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we intend to offer to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Should the Board of Trustees suspend the share repurchase program, the Board of Trustees will consider whether the continued suspension of the program is in the best interests of the Fund and shareholders on a quarterly basis. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All Common Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Common Shares.

Under our share repurchase plan, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be subject to an Early Repurchase Deduction. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. This Early Repurchase Deduction will also generally apply to minimum account repurchases, discussed below. Shareholders who are exchanging a class of our Common Shares for an equivalent aggregate NAV of another class of our Common Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the early repurchase deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•
repurchases resulting from death, qualifying disability or divorce;
•
in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance;
•
due to trade or operational error; or
•
repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.

As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of Common Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Common Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Common Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Common Shares (through the repurchase of the Common Shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Common Shares, the request to have the Common Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.

You may tender all of the Common Shares that you own.

In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis with priority for repurchase requests in the case of the death, divorce or qualified disability of a shareholder. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase plan, as applicable. We will have no obligation to repurchase Common Shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase Common Shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board of Trustees will exercise its discretion to offer to repurchase Common Shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of Common Shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of Common Shares under the share repurchase program.

The Fund will repurchase Common Shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase Common Shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Common Shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at: www.apollo.com/ads-bdc. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of Common Shares in the tender offer when you make your decision whether to tender your Common Shares.

Repurchases of Common Shares from shareholders by the Fund will be paid in cash promptly after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Common Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Common Shares. All Common Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued Common Shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets or borrowings, and although we generally expect to fund distributions from cash flow from operations, we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer Common Shares than described above, or none at all.

In the event that any shareholder fails to maintain the minimum balance of $500 of our Common Shares, we may repurchase all of the Common Shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.

Payment for repurchased Common Shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Common Shares.

Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our Common Shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan and must affirmatively opt in to participate in the plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin immediately after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of Common Shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

The automatic reinvestment of dividends will not relieve shareholders of any U.S. federal, state, local or non-U.S. tax that may be payable (or required to be withheld) on such dividends. See “Certain U.S. Federal Income Tax Considerations.”

See our Distribution Reinvestment Plan, which is filed as an exhibit to this Registration Statement, for more information.

Regulation

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets,” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)
is organized under the laws of, and has its principal place of business in, the United States;
(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)
satisfies any of the following:
(i)
does not have any class of securities that is traded on a national securities exchange;
(ii)
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)
is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)
is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)
Securities of any Eligible Portfolio Company controlled by the Fund.
(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On July 22, 2021, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we are required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or Common Shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We have established one or more credit facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over SOFR or an alternative reference rate. We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We have also issued unsecured bonds and may have additional bond offerings in the future.

We may enter into a total return swap (“TRS”) agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule 18f-4, the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.

We have also created leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle and may enter into other debt securitizations in the future. Debt securitizations (including in CLOs) are a form of secured financing, which would generally be consolidated on our financial statements and subject to our overall asset coverage requirement. There can be no assurance that we will be able to obtain a CLO debt securitization on favorable terms or at all or that any such financing will benefit our investment performance. See “Risk Factors—Risks Related to Debt Financing—We have formed CLOs, and may form additional CLOs in the future, which may subject us to certain structured financing risks.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics

We and the Adviser have each adopted a code of ethics (each, a “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to either Code of Ethics are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the requirements of the respective Code of Ethics.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC.

The Fund, the Adviser and certain affiliates received an exemptive order from the SEC on May 14, 2025, that permits us, among other things, to co-invest with other funds and accounts managed by the Adviser or its affiliates, subject to certain conditions. Certain types of negotiated co-investments may be made only in accordance with the Order from the SEC permitting the Fund to do so. Pursuant to the requirements of the Order, the Board of Trustees, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees, has approved co-investment policies and procedures describing how the Fund will comply with the Order. Further, the Adviser has adopted the Adviser Allocation Policy which is designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Pursuant to the Adviser Allocation Policy, the Fund will be given the opportunity to participate in any investments that fall within certain criteria established by the Adviser. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). If the Adviser determines that the investment is not appropriate for us, the investment will not be allocated to us.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a duty to monitor corporate events and to vote proxies as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Ryan Del Giudice, 9 West 57th Street, New York, New York 10019.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is www.apollo.com/ads-bdc. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things:

(1)
have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year;
(2)
have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year;
(3)
derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from interests in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”);
(4)
diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than

5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above); and
(5)
distribute to its shareholders in each taxable year at least 90% of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we could incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC cannot use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but could carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we could for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our shareholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Some of the income and fees that we recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% gross income test described above. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% gross income test, we could be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to incur a liability for U.S. corporate income tax as well as state and local tax on their earnings, which ultimately will reduce our return on such income and fees.

The Fund may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Subject to certain limitations under the Code, such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. The Code provides certain relief from RIC disqualification due to inadvertent failures to comply with the 90% gross income test and the diversification tests described above, although there could be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% gross income test or the diversification tests described above.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities, as described further below), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of such shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or additional shares, including investments in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares pursuant to the distribution reinvestment plan will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that the Fund will pay tax on the retained amount and each shareholder will

(i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Since the Fund expects to pay tax on any retained net capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals and other non-corporate shareholders on long-term capital gains, the amount of tax that individual and other non-corporate shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally could be claimed as a credit against the shareholder’s other U.S. federal income tax obligations or could be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution as described above.

The IRS currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Sale or Exchange of Shares

Upon the sale, exchange or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Repurchase of Shares

From time to time, the Fund may offer to repurchase its outstanding shares. The repurchase of shares may result in a taxable gain or loss to the tendering shareholder. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

Tax Shelter Reporting Requirement

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things:

(i)
disallow, suspend or otherwise limit the allowance of certain losses or deductions,
(ii)
convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income,
(iii)
convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv)
cause the Fund to recognize income or gain without a corresponding receipt of cash,
(v)
adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur,
(vi)
adversely alter the intended characterization of certain complex financial transactions and
(vii)
produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Warrants

Gain or loss realized by the Fund from warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) at the applicable rate from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. Any amount withheld under the backup withholding rules is not an additional tax and is generally allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and could entitle such shareholder to a refund, provided the required information is timely furnished to the IRS.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain dividends received from us and net gains from the sale, exchange or other disposition of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest income or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, it should be noted that in the case of shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report dividends as interest-related dividends or short-term capital gain dividends. Moreover, depending on the circumstances, we could report all, some or none of our potentially eligible dividends as interest-related dividends or short-term capital gain dividends, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

If, as discussed above, we distribute our net capital gains in the form of deemed rather than actual distributions (which we could do in the future), a foreign shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s pro rata share of any U.S. federal income tax we incur on the capital gains deemed to have been distributed. In order to obtain the refund, the foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Backup withholding may apply to distributions to foreign shareholders, even if such distributions are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Certain ERISA Considerations

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” defined in Section 4975(e)(1) of the Code, to which Section 4975 of the Code applies (including, without limitation, individual retirement accounts (“IRAs”) and “Keogh” plans), (iii) plan, account or other arrangement that is subject to any U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or other applicable law (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is defined to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in Section 4975(e)(1) of the Code to which Section 4975 of the Code applies, and (c) entity whose underlying assets are considered to include plan assets of any such “employee benefit plan” or “plan” described in clause (a) and (b) above (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold Common Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving our Common Shares, and it is possible that one of these exemptions could apply to some aspect of the acquisition or holding of our Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Asset Issues

An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of Section 4975 of the Code. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors within the meaning of the Plan Asset Regulations (the “25% Test”) or that the entity is an “operating company” as defined in the Plan Asset Regulations. The Plan Asset Regulations defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features. For purposes of the 25% Test, the assets of an entity will not be treated as “plan assets” if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors, excluding equity interests held by persons (other than Benefit Plan Investors) with discretionary authority or control over the assets of the entity or who provide investment advice for a fee (direct or indirect) with respect to such assets, and any affiliates thereof.

The definition of an “operating company” in the Plan Asset Regulations includes, among other things, a “venture capital operating company” (a “VCOC”). Generally, in order to qualify as a VCOC, an entity must demonstrate on its “initial valuation date” and on at least one day within each “annual valuation period,” at least 50% of its assets, valued at cost (other than short-term investments pending long-term commitment or distribution to investors), are invested in operating companies (other than VCOCs) (i.e., operating entities that (x) are primarily engaged directly, or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital, or (y) qualify as “real estate operating companies,” as defined in the Plan Asset Regulations) in which such entity has direct contractual management rights. In addition, to qualify as a VCOC, an entity must, in the ordinary course of its business, actually exercise such management rights with respect to at least one of the operating companies in which it invests. The “initial valuation date” is the date on which the entity first makes an investment that is not a short-term investment of funds pending long-term commitment. An entity’s “annual valuation period” is a pre-established period not exceeding 90 days in duration, which begins no later than the anniversary of the entity’s initial valuation date. The Plan Asset Regulations do not provide specific guidance regarding what rights will qualify as management rights, and the U.S. Department of Labor has consistently taken the position that such determination can only be made in light of the surrounding facts and circumstances of each particular case, substantially limiting the degree to which it can be determined with certainty whether particular rights will satisfy this requirement.

A “publicly offered security” is defined under the Plan Asset Regulations as a security that is (a) “freely transferable”, (b) part of a class of securities that is “widely held,” and (c) (i) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and is part of a class of securities that is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.

We will not be an investment company under the 1940 Act. Accordingly, to the extent the Fund does not qualify as a VCOC, we intend to rely on the “publicly offered security” exception or another exception under ERISA, such as the 25% Test exception, however no assurance can be given that this will be the case.

If the assets of the Fund were deemed to be “plan assets” of any Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

Other Plans

Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Similar Laws which may affect their investment in our Common Shares. Fiduciaries of any such Plans should consult with counsel in connection with an investment in any class of our shares.

Representation

By acceptance of any class of our Common Shares, each shareholder will be deemed to have represented and warranted that either (i) no portion of the assets used by such shareholder to acquire or hold the Common Shares constitutes assets of any Plan or (ii) the purchase and holding of our Common Shares by such shareholder will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.

Important Notice for Plans

This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. The Adviser, Apollo, and our and their respective affiliates (the “Relevant Entities”) have a financial interest in shareholders’ investment in our Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from us and their other relationships with us as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. By acquiring any Common Shares, each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Relevant Entities; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the shares and any related transactions.

Reporting of Indirect Compensation

ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive compensation payable to the Adviser, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The sale of our Common Shares to a Plan is in no respect a representation by us or any other person associated with this offering of our Common Shares that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan. Each Plan investor is advised to contact its own financial advisor or other fiduciary unrelated to the Adviser, Apollo or any of our or their respective affiliates about whether an investment in our Commons Shares, or any decision to continue to hold, transfer, vote or provide any consent with respect to any such Shares, may be appropriate for the Plan’s circumstances. The preceding discussion is only a summary of certain ERISA implications of an investment in the securities and does not purport to be complete. Prospective investors should consult with their own legal, tax, financial and other advisors prior to investing to review these implications in light of such investor’s particular circumstances.

Custodian, Transfer and Distribution Paying Agent and Registrar

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 100 Summer Street, Floor 5, Boston, Massachusetts 02110. SS&C GIDS, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway Boulevard, Kansas City, MO 64105.

Brokerage Allocation and Other Practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, if any, our Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the Firm and the Firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Independent Registered Public Accounting Firm

The financial statements for Apollo Debt Solutions BDC included in this prospectus as of December 31, 2025 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and have been so included in reliance on the report of such firm given upon their authority as experts in auditing and accounting.

Legal Matters

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger. P.A., Wilmington, Delaware, as special counsel to the Fund. Simpson Thacher & Bartlett LLP, Washington, D.C., acts as counsel to the Fund.

Available Information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained without charge at the SEC’s website.

Apollo Global Management, Inc.

Privacy Notice

Dear Client or Investor:

Apollo Global Management, Inc. (“Apollo”) and its subsidiaries1 (together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this Notice for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.

We collect nonpublic personal information about investors from the following sources:

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information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;
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commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and
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commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.

We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.

Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.

We will adhere to the policies and practices described in this Privacy Notice regardless of whether the investor is a prospective, current or former investor.

If you have any questions concerning this Privacy Notice, please contact privacy@apollo.com.

1.
Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice

This Appendix, along with the Privacy Notice above, describes how Apollo,2 as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,3 as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section Additional Information for California Residents for additional disclosures, our Notice at Collection, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).

If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.

Collection of Information

Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Notice and other Personal Information about you. “Personal Information” for purposes of this Notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.

We may collect certain categories of Personal Information from investors, including:

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identifiers and similar information such as name, address, date and place of birth, e-mail address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;
•
financial information, including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;
•
personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;
•
commercial information, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;

2.
As defined in the Apollo Privacy Notice, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.
3.
Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

•
certain information that may qualify as “special category” data under applicable data protection laws, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;
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education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;
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internet or other electronic network activity information, including interactions with our website or use of certain online tools;
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audio (e.g., voicemail), electronic, visual or similar information;
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professional or employment-related information, including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;
•
inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and
•
certain information that may qualify as “sensitive personal information” under the CCPA, such as your social security number, passport number, driver’s license, or state identification card; your account log-in, financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

How We Collect Information

Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Notice, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail, e-mail, or telephone.

We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Notice.

We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.

Why We Collect Information

As permitted by applicable laws, we use Personal Information primarily to communicate with investors.

We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

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comply with our obligations to investors under contract or related pre-contractual steps;
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support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out mechanisms that may be available in those messages or by contacting us via the channels provided below;

•
where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;
•
protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;
•
maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;
•
compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;
•
detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;
•
internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;
•
audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and
•
with your consent, as required under applicable law.

We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.

How We Disclose Information

We disclose information for the purposes described above in the Privacy Notice and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.

We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.

Security Measures

We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Transfers of Information

Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the Contact section below.

How Long We Keep Information

We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

Individual Rights and Choices

Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details provided in the Contact section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review Additional Information for California Residents below for a description of your California-specific rights regarding your Personal Information.

Additional Information for California Residents

The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).

Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”

Notice at Collection and Use of Personal Information

Information We Collect

Depending on how you interact with us, we may collect the categories of Personal Information listed above in Collection of Information.

How We Use Collected Information

We may use Personal Information from you for the purposes described above in the section Why We Collect Information.

Sale or Sharing of Personal Information

We do not “sell” your Personal Information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate personal information to another business or third party for monetary or other valuable consideration. We also do not “share” your Personal Information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.

How Long We Keep Information

We retain your Personal Information as described above in the section How Long We Keep Information.

For more information about our privacy practices, please review our entire Privacy Policy and accompanying Appendix.

Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information

What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information

In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in Collection of Information. We may collect Personal Information from all or some of the categories of sources listed in the section How We Collect Information. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section Why We Collect Information.

Our Disclosure of Personal Information

We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as describe in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Identifiers
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
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Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Debugging and repainting errors impairing functionality (such as on our portals or website).
•
Internal research for technological development and demonstration.
•
Activities to verify, maintain, or improve the quality of our services.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Additional information subject to Cal. Civ. Code § 1798.80(e)
Characteristics of protected classifications under certain federal or state laws
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
To comply with applicable laws and regulations.

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Commercial information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Debugging and repainting errors impairing functionality (such as on our portals or website).
•
Internal research for technological development and demonstration.
•
Activities to verify, maintain, or improve the quality of our services.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities

•
Performing services
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
To comply with applicable laws and regulations.

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Internet or electronic network activity information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Debugging and repainting errors impairing functionality (such as on our portals or website).
•
Internal research for technological development and demonstration.
•
Activities to verify, maintain, or improve the quality of our services.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Audio, electronic, visual, or similar information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Professional or employment- related Information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Inferences drawn from any of the information identified above
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Internal research for technological development and demonstration.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in Collection of Information above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in Collection of Information above for the business or commercial purposes identified above in Why We Collect Information. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.

We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.

Use and Disclosure of Sensitive Personal Information

As noted in Collection of Information, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.

California Residents’ Rights under the CCPA

If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed,

at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv) opt-out of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v) opt-out of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.

How to Submit a Request under the CCPA

You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number: 833-271-8296, or e-mail us at privacy@apollo.com.

We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.

You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.

Contact

This Privacy Notice and Appendix are available in alternative formats upon request. Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices or to request this Privacy Notice in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.

The Privacy Notice was last updated on October 27, 2025, and supersedes any previously distributed Privacy Notice. From time to time, we may update this Privacy Notice. To the extent there are material changes with respect to our disclosure practices, we will issue an updated Privacy Notice that is reflective of such practices.

Item 8. Consolidated Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Apollo Debt Solutions BDC

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of Apollo Debt Solutions BDC and subsidiaries (the "Company"), including the consolidated schedule of investments, as of December 31, 2025 and 2024, the related consolidated statement of operations, cash flows, and changes in net assets for each of the three years in the period then ended, financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025 and 2024, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements and financial highlights that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and financial highlights and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements and financial highlights, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Fair Value of Level 3 Investments — Refer to Notes 2 and 4 to the Financial Statements

Critical Audit Matter Description

The Company held investments classified as Level 3 investments under accounting principles generally accepted in the United States of America. These investments included debt and equity securities with unique contract terms and conditions and/or complexity that considers a combination of multiple levels of market and asset specific inputs. The valuation techniques used in estimating the fair value of these investments vary and certain significant inputs used were unobservable.

We identified the valuation of Level 3 investments as a critical audit matter because of the judgments necessary for management to select valuation techniques and to use significant unobservable inputs to estimate the fair value. This required a high degree of auditor judgement and extensive effort to audit management’s estimate of fair value of Level 3 investments, including the need to involve fair value specialists possessing relevant valuation experience to evaluate the appropriateness of the valuation techniques and the significant unobservable inputs used in the valuation of certain investments.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of certain Level 3 investments included the following, among other factors:

1. We tested the design and implementation of controls over management’s valuation of Level 3 investments, including those related to valuation techniques and significant unobservable inputs.

2. We evaluated the appropriateness of the valuation techniques used for Level 3 investments and tested the related significant unobservable inputs by comparing these inputs to external sources.

3. For a selected sample of Level 3 investments, we performed procedures with the assistance of internal fair value specialists to evaluate the valuation techniques and significant unobservable inputs and assumptions utilized.

/s/ Deloitte & Touche LLP

New York, New York

March 11, 2026

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In thousands, except share and per share data)

	December 31, 2025	December 31, 2024

Assets
Investments at fair value:
Non-controlled/non-affiliated investments (cost — $24,414,425 and $14,609,338 at December 31, 2025 and 2024, respectively)	$24,515,628	$14,555,535
Cash and cash equivalents	498,557	392,894
Foreign currencies (cost — $47,510 and $19,951 at December 31, 2025 and 2024, respectively)	47,510	19,946
Receivable for investments sold	679,768	99,697
Interest receivable	143,715	106,825
Unrealized appreciation on foreign currency forward contracts	—	34,954
Other assets	12,362	25,537
Total assets	$25,897,540	$15,235,388

Liabilities
Debt (net of deferred financing costs and unamortized original issue discount of $85,886 and $40,544 at December 31, 2025 and 2024, respectively)	$9,485,967	$4,932,183
Payable for investments purchased	593,548	455,314
Payable for share repurchases (Note 7)	688,665	62,447
Distributions payable	111,985	75,842
Interest payable	144,938	104,284
Management fees payable	16,434	10,204
Performance-based incentive fees payable	44,714	28,523
Accrued administrative services expense payable	1,015	115
Unrealized depreciation on foreign currency forward contracts	27,819	—
Other liabilities and accrued expenses	12,247	19,980
Total liabilities	$11,127,332	$5,688,892
Commitments and contingencies (Note 8)
Total Net Assets	$14,770,208	$9,546,496

Net Assets
Common shares, $0.01 par value (605,221,633 and 384,043,002 shares issued and outstanding, respectively)	$6,052	$3,840
Capital in excess of par value	14,909,068	9,449,937
Accumulated distributed earnings (losses)	(144,912)	92,718
Total Net Assets	$14,770,208	$9,546,496
Net Asset Value Per Share
Class S Shares:
Net assets	$2,893,219	$2,018,307
Common shares outstanding ($0.01 par value, unlimited shares authorized)	118,552,219	81,193,852
Net asset value per share	$24.40	$24.86
Class D Shares:
Net assets	$40,293	$25,580
Common shares outstanding ($0.01 par value, unlimited shares authorized)	1,651,023	1,029,046
Net asset value per share	$24.40	$24.86
Class I Shares:
Net assets	$11,836,696	$7,502,609
Common shares outstanding ($0.01 par value, unlimited shares authorized)	485,018,391	301,820,104
Net asset value per share	$24.40	$24.86

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Year Ended December 31,
	2025	2024	2023
Investment Income
Non-controlled/non-affiliated investments:
Interest income	$1,848,529	$1,154,573	$566,764
PIK interest income	42,249	17,179	11,383
Dividend income	5,374	3,525	722
Other income	22,412	31,107	7,963
Total Investment Income	$1,918,564	$1,206,384	$586,832
Operating Expenses
Management fees	$165,103	$88,357	$36,754
Performance-based incentive fees	154,402	99,330	44,790
Interest and other debt expenses	472,598	306,325	172,670
Offering costs	533	721	38
Trustees' fees	732	591	440
Shareholder servicing fees	22,189	12,724	4,072
Administrative service expenses	12,293	5,518	2,658
Other general and administrative expenses	25,487	17,858	11,647
Total Expenses	853,337	531,424	273,069
Expense support reimbursement	—	—	4,433
Net Expenses	$853,337	$531,424	$277,502
Net Investment Income	$1,065,227	$674,960	$309,330
Net Realized and Change in Unrealized Gains (Losses)
Net realized gains (losses):
Non-controlled/non-affiliated investments	$27,439	$18,569	$(8,141)
Derivative instruments	2,821	835	(1,741)
Foreign currency forward contracts	(195,748)	50,283	(6,275)
Foreign currency translations	6,042	(20,470)	2,374
Net realized gains (losses)	(159,446)	49,217	(13,783)
Net change in unrealized gains (losses):
Non-controlled/non-affiliated investments	154,986	(90,339)	155,153
Derivative instruments	(3,062)	11,740	—
Foreign currency forward contracts	(62,773)	38,635	(3,930)
Foreign currency translations	(3,779)	26,961	(21,233)
Net unrealized gains (losses)	85,372	(13,003)	129,990
Net Realized and Change in Unrealized Gains (Losses)	$(74,074)	$36,214	$116,207
Net Increase (Decrease) in Net Assets Resulting from Operations	$991,153	$711,174	$425,537

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except share and per share data)

	Year Ended December 31,
	2025	2024	2023
Operations
Net investment income	$1,065,227	$674,960	$309,330
Net realized gains (losses)	(159,446)	49,217	(13,783)
Net change in unrealized gains (losses)	85,372	(13,003)	129,990
Net Increase (Decrease) in Net Assets Resulting from Operations	$991,153	$711,174	$425,537

Distributions to Shareholders
Class S	$(224,981)	$(131,731)	$(40,188)
Class D	(3,056)	(1,610)	(383)
Class I	(1,000,146)	(535,493)	(225,680)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	$(1,228,183)	$(668,834)	$(266,251)

Capital Share Transactions
Class S:
Proceeds from shares sold	$976,083	$1,134,565	$563,130
Repurchase of common shares, net of early repurchase deduction	(180,158)	(49,601)	(6,425)
Distributions reinvested	126,314	73,064	19,630
Class D:
Proceeds from shares sold	13,643	17,344	4,582
Repurchase of common shares, net of early repurchase deduction	(359)	(100)	—
Distributions reinvested	2,010	906	76
Class I:
Proceeds from shares sold	5,398,632	4,249,221	1,441,928
Repurchase of common shares, net of early repurchase deduction	(1,244,606)	(247,042)	(304,825)
Distributions reinvested	369,183	202,103	91,381
Net Increase (Decrease) from Capital Share Transactions	$5,460,742	$5,380,460	$1,809,477

Net Assets
Total increase (decrease) in net assets during the period	5,223,712	5,422,800	1,968,763
Net Assets at beginning of period	9,546,496	4,123,696	2,154,933
Net Assets at End of Period	$14,770,208	$9,546,496	$4,123,696

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC
CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands, except share and per share data)

	Year Ended December 31,
	2025	2024	2023
Operating Activities
Net increase (decrease) in net assets resulting from operations	$991,153	$711,174	$425,537
Net realized (gain) loss on investments	(27,439)	(18,569)	8,141
Net realized (gain) loss on derivatives	(2,821)	(835)	—
Net change in unrealized (gains) losses on investments	(154,986)	90,339	(155,153)
Net change in unrealized (gains) losses on derivatives	3,062	(11,740)	—
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts	62,773	(38,635)	3,930
Net change in unrealized (appreciation) depreciation on translation of assets and liabilities in foreign currencies	3,779	(26,961)	21,233
PIK interest capitalized	(40,682)	(19,523)	(7,879)
Net accretion of discount and amortization of premium	(43,295)	(32,451)	(16,650)
Amortization of deferred financing costs	15,735	9,581	5,962
Amortization of offering costs	533	721	38
Purchase of investments	(17,690,542)	(11,440,248)	(4,146,891)
Proceeds from sale of investments and principal repayments	8,009,276	3,575,893	1,908,436
Changes in operating assets and liabilities:
Interest receivable	(36,890)	(51,353)	(27,719)
Receivable for investments sold	(580,071)	3,164	5,007
Other assets	9,383	(20,766)	5,029
Payable for investments purchased	138,234	210,072	156,454
Management fees payable	6,230	5,804	2,083
Performance-based incentive fees payable	16,191	13,850	6,539
Accrued administrative services expense payable	900	(269)	(1,717)
Interest payable	40,654	67,663	28,010
Other liabilities and accrued expenses	(7,733)	22,168	(3,346)
Net Cash (Used in)/Provided by Operating Activities	$(9,286,556)	$(6,950,921)	$(1,782,956)

Financing Activities
Issuances of debt	$12,778,520	$6,976,960	$2,761,697
Payments of debt	(8,196,368)	(4,617,460)	(2,310,099)
Financing costs paid and deferred	(57,955)	(39,432)	(12,988)
Proceeds from issuance of common shares	6,388,358	5,401,130	2,009,640
Repurchased shares, net of early repurchase deduction paid	(798,905)	(277,586)	(308,814)
Distributions paid	(694,533)	(350,147)	(136,900)
Offering costs paid and deferred	(533)	(721)	(38)
Net Cash (Used in)/Provided by Financing Activities	$9,418,584	$7,092,744	$2,002,498

Cash, Cash Equivalents and Foreign Currencies
Net increase (decrease) in cash and cash equivalents and foreign currencies during the period	$132,028	$141,823	$219,542
Effect of foreign exchange rate changes on cash and cash equivalents	1,199	(158)	(25)
Cash, cash equivalents and foreign currencies at beginning of period	412,840	271,175	51,658
Cash, Cash Equivalents and Foreign Currencies at the End of Period	$546,067	$412,840	$271,175

Supplemental Disclosure and Non-Cash Information
Cash interest paid	$416,209	$229,081	$138,698
Distributions payable	$111,985	$75,842	$33,228
Reinvestment of distributions during the period	$497,507	$276,073	$111,087
PIK income	$42,249	$17,179	$11,383

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Aerospace & Defense
Accel International
Accel International Holdings, LLC	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	4/26/2032	$187,003	$186,155	$187,470	(4)(15)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	4/26/2032	—	(145)	—	(4)(5)(12)(32)
					186,010	187,470
Kaman
Kaman Corp	First Lien Secured Debt - Term Loan	S+250, 0.50% Floor	2/26/2032	38,187	38,133	38,388	(16)(17)
	First Lien Secured Debt - Delayed Draw	S+250, 0.50% Floor	2/26/2032	346	341	348	(12)(16)(32)
					38,474	38,736
MRO Holdings
MRO Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	10/4/2032	325,134	324,277	322,696	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.50% Floor	10/4/2032	31,463	31,064	31,095	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	5/5/2032	—	(776)	(213)	(4)(5)(9)(12)(32)
					354,565	353,578
Transdigm
Transdigm Inc.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	1/19/2032	2,798	2,792	2,812	(8)(15)
Triumph
TITAN BW BORROWER L.P.	First Lien Secured Debt - Term Loan	S+238 Cash plus 2.88% PIK, 0.50% Floor	7/24/2032	200,215	198,331	198,213	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	7/24/2032	—	(79)	(168)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 0.50% Floor	7/24/2032	—	(315)	(336)	(4)(5)(12)(32)
					197,937	197,709
		Total Aerospace & Defense			$779,778	$780,305
Air Freight & Logistics
Primeflight
PrimeFlight Acquisition, LLC	First Lien Secured Debt - Term Loan	S+525, 0.00% Floor	5/1/2029	$9,950	$9,851	$9,950	(4)(16)
	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	5/1/2029	4,988	4,938	4,938	(4)(16)
		Total Air Freight & Logistics			$14,789	$14,888

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Automobile Components
Clarience Technologies
Truck-Lite Co., LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	2/13/2032	$194,499	$193,755	$192,651	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	2/13/2032	24,565	23,873	23,755	(4)(12)(15)(16)(32)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	2/13/2031	—	(35)	(181)	(4)(5)(12)(32)
					217,593	216,225
Mavis Tire Express Services
Mavis Tire Express Services TopCo, L.P.	First Lien Secured Debt - Term Loan	S+300, 0.75% Floor	5/4/2028	48,765	48,660	48,998	(15)
		Total Automobile Components			$266,253	$265,223
Banks
Creative Planning
CPI Holdco B, LLC	First Lien Secured Debt - Term Loan	S+200, 0.00% Floor	5/17/2031	$61,089	$60,908	$61,288	(15)
Quikrete
Quikrete Holdings, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	2/10/2032	98,167	97,985	98,580	(15)
	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	4/14/2031	4,975	4,975	4,995	(15)
					102,960	103,575
Singular Bank
Pluto Holdco Limited	First Lien Secured Debt - Term Loan	5.96% PIK	6/5/2026	€13,809	14,978	16,188	(3)(4)(8)(9)(10)(20)
Sumitomo Mitsui Trust Bank
Sumitomo Mitsui Trust Bank Ltd	Unsecured Debt - Corporate Bond	S+220, 0.00% Floor	4/14/2026	35,200	35,116	35,077	(4)(8)(10)(15)
TKO
January Capital Holdco, LLC	First Lien Secured Debt - Term Loan	6.73% PIK	9/13/2029	54,924	54,046	54,924	(4)(8)(16)
		Total Banks			$268,008	$271,052
Beverages
Sazerac
Sazerac Co Inc	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	7/9/2032	$39,900	$39,702	$40,027	(15)
		Total Beverages			$39,702	$40,027

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Building Products
American Bath
CP Atlas Buyer, Inc.	First Lien Secured Debt - Term Loan	S+525, 0.00% Floor	7/8/2030	$60,653	$58,627	$58,834	(15)
Chamberlain Group
Chariot Buyer LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	9/8/2032	53,792	53,561	53,966	(8)(15)
Emerson Climate Technologies
Emerson Climate Technologies, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	5/31/2030	3,141	3,135	3,152	(16)
EMRLD Borrower LP	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	8/4/2031	16,282	16,232	16,334	(17)
					19,367	19,486
Kodiak
Kodiak BP, LLC	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	12/4/2031	35,752	35,127	34,970	(15)
Leaf Home
LHS Borrower LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	9/4/2031	249,941	246,350	246,192	(4)(15)
	First Lien Secured Debt - Revolver	P+425, 0.75% Floor	9/4/2031	2,414	2,129	2,112	(4)(11)(12)(24)(32)
					248,479	248,304
Omnimax
Omnimax International, LLC	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	12/6/2030	38,106	37,428	37,386	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+575, 1.00% Floor	12/6/2030	9,368	9,207	9,191	(4)(16)
					46,635	46,577
Primesource
Park River Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	3/15/2031	37,726	37,358	37,995	(16)
RF Fager
R.F. Fager Company, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	3/4/2030	2,379	2,339	2,343	(4)(9)(16)(17)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	3/4/2030	353	342	338	(4)(9)(12)(17)(32)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	3/4/2030	169	160	161	(4)(9)(12)(17)(24)(32)
					2,841	2,842
US LBM
LBM Acquisition, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	6/6/2031	13,965	13,439	13,982	(15)
		Total Building Products			$515,434	$516,956
Capital Markets
Dragon Buyer
Dragon Buyer Inc	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	9/30/2031	$6,305	$6,278	$6,317	(16)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Edelman Financial Services
The Edelman Financial Center, LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	4/7/2028	60,325	60,245	60,713	(15)
Focus Financial
Focus Financial Partners, LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	9/15/2031	70,896	70,534	71,095	(15)
Hudson River Trading
Hudson River Trading LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	3/18/2030	6,965	6,949	7,003	(15)
Jane Street Group
Jane Street Group, LLC	First Lien Secured Debt - Term Loan	S+200, 0.00% Floor	12/15/2031	51,329	50,950	51,152	(16)
Rialto
Rialto Management Group, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	12/5/2030	76,759	76,143	76,375	(4)(15)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	12/5/2030	—	(26)	(18)	(4)(5)(12)(32)
					76,117	76,357
Russell
Russell Investments US Institutional Holdco Inc	First Lien Secured Debt - Term Loan	S+625, 2.00% Floor	12/29/2032	121,270	119,453	119,451	(4)(16)
	First Lien Secured Debt - Revolver	S+500, 2.00% Floor	12/29/2032	—	(148)	(148)	(4)(5)(12)(32)
					119,305	119,303
True Potential
Kane Bidco Limited	First Lien Secured Debt - Corporate Bond	SONIA+500, 0.00% Floor	3/21/2030	£61,000	77,784	83,047	(3)(4)(8)(9)(18)
		Total Capital Markets			$468,162	$474,987
Chemicals
Heubach
Heubach Holdings USA LLC	First Lien Secured Debt - Term Loan	13.75%	1/3/2029	$485	$466	$243	(4)(8)(16)(30)
SK Neptune Husky Group Sarl	First Lien Secured Debt - Term Loan	10.75%	1/3/2029	9,588	9,456	—	(4)(8)(16)(30)
					9,922	243

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
RMC
RMC Topco LLC	Common Equity - Equity Unit	N/A	N/A	100 Units	100	126	(4)(33)
Rochester Midland Corporation	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	8/1/2029	12,456	12,278	12,331	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	8/1/2029	9,551	9,348	9,327	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	8/1/2029	159	111	124	(4)(9)(12)(15)(32)
					21,837	21,908
Solenis
Olympus Water US Holding Corporation	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	11/3/2032	20,348	20,300	20,254	(16)
Solenis Holding Limited	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	6/20/2031	30,963	30,572	30,741	(16)
					50,872	50,995
Tronox
Tronox Finance LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	4/4/2029	7,039	6,426	5,789	(8)(16)
Vantage Specialty Chemicals
Vantage Specialty Chemicals Holdings, Inc.	First Lien Secured Debt - Term Loan	S+675 Cash plus 2.75% PIK, 1.00% Floor	8/29/2029	56,029	54,735	53,788	(4)(16)
	First Lien Secured Debt - Revolver	S+625, 1.00% Floor	2/28/2029	—	(109)	(193)	(4)(5)(12)(32)
					54,626	53,595
Vita Global
Vita Global FinCo Limited	First Lien Secured Debt - Term Loan	11.96%	6/8/2029	£18,598	25,145	16,796	(3)(4)(8)(10)(18)(30)
		Total Chemicals			$168,828	$149,326
Commercial Services & Supplies
Allied Universal
Allied Universal Holdco LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	8/20/2032	$57,855	$57,783	$58,226	(15)
Best Trash
Bingo Group Buyer, Inc.	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	7/10/2031	23,424	23,184	23,307	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	7/10/2031	5,355	5,262	5,287	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	7/10/2031	63	42	52	(4)(9)(12)(16)(32)
					28,488	28,646
Convergint
DG Investment Intermediate Holdings 2, Inc.	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	7/9/2032	26,319	26,209	26,418	(16)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
CoreTrust
Coretrust Purchasing Group LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	10/1/2029	43,109	42,479	42,678	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	10/1/2029	—	(15)	(20)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	10/1/2029	—	(77)	(47)	(4)(5)(12)(32)
					42,387	42,611
Encore
AVSC Holding Corp.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	12/5/2031	200,832	197,281	198,823	(15)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	12/5/2029	—	(343)	(217)	(4)(5)(12)(32)
					196,938	198,606
Galaxy Service Partners
GSP Midco LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	10/17/2031	24,938	24,697	24,688	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	10/17/2031	—	(250)	(125)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	10/17/2031	—	(10)	(10)	(4)(5)(12)(32)
					24,437	24,553
GardaWorld
Garda World Security Corporation	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	2/1/2029	31,351	31,213	31,523	(8)(15)
Heritage Environmental Services
Arcwood Environmental, Inc.	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	1/31/2031	87,099	86,067	87,099	(4)(9)(16)
	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	1/31/2031	19,128	19,043	19,033	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	1/31/2031	12,935	12,851	12,871	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	1/31/2030	—	(125)	—	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	1/31/2030	—	(4)	—	(4)(5)(9)(12)(32)
					117,832	119,003

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
HKA
Mount Olympus Bidco Limited	First Lien Secured Debt - Term Loan	S+525, 0.50% Floor	8/9/2029	13,705	13,470	13,466	(4)(8)(9)(17)
	First Lien Secured Debt - Delayed Draw	S+525, 0.50% Floor	8/9/2029	4,760	4,705	4,677	(4)(8)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+600, 0.50% Floor	8/9/2029	918	891	883	(4)(8)(9)(12)(16)(32)
					19,066	19,026
Ironclad
Ironhorse Purchaser, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	9/30/2027	2,962	2,932	2,902	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+650, 1.00% Floor	9/30/2027	—	(5)	(10)	(4)(5)(9)(12)(32)
					2,927	2,892
Madison Air
Madison IAQ LLC	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	11/8/2032	44,400	43,978	44,736	(16)
	First Lien Secured Debt - Term Loan	S+250, 0.50% Floor	6/21/2028	2,977	2,962	2,994	(17)
					46,940	47,730
MillerKnoll
MillerKnoll Inc	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	8/9/2032	5,985	5,971	6,030	(8)(15)
NielsenIQ
Indy US Holdco LLC	First Lien Secured Debt - Term Loan	S+225, 0.50% Floor	10/31/2030	25,890	25,855	25,962	(8)(15)(16)
Profile Products
Profile Products LLC	First Lien Secured Debt - Term Loan	S+560, 0.75% Floor	11/12/2027	4,813	4,813	4,813	(4)(16)
Public Partnerships
PPL Equity LP	Preferred Equity - Preferred Stocks	N/A	N/A	50,000 Shares	50	50	(4)(9)(33)
	Common Equity - Equity Unit	N/A	N/A	50,000 Units	—	27	(4)(9)(33)
					50	77
PureStar
AMCP Clean Acqusition Company, LLC	First Lien Secured Debt - Term Loan	S+425, 0.50% Floor	6/15/2030	146,759	145,778	145,291	(9)(16)
	First Lien Secured Debt - Delayed Draw	S+425, 0.50% Floor	6/15/2030	101,732	101,310	100,912	(9)(16)
					247,088	246,203
Pye-Barker
Pye-Barker Fire & Safety LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	12/16/2032	13,050	12,985	13,147	(16)
	First Lien Secured Debt - Delayed Draw	S+250, 0.00% Floor	12/16/2032	—	—	—	(32)
					12,985	13,147
R.R. Donnelley
R. R. Donnelley & Sons Company	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	8/8/2029	192,961	188,527	191,031	(4)(9)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Resource Innovations
North Haven RI Buyer, LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	3/29/2030	20,417	20,090	20,264	(4)(8)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	3/29/2030	3,179	3,082	3,110	(4)(8)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+375, 1.00% Floor	3/29/2030	1,000	964	983	(4)(8)(9)(12)(16)(32)
					24,136	24,357
Reworld Holding Corporation
Reworld Holding Corporation	First Lien Secured Debt - Term Loan	S+225, 0.50% Floor	1/15/2031	10,000	9,979	10,024	(15)
SafetyCo
HEF Safety Ultimate Holdings, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	11/19/2029	10,432	10,247	10,421	(4)(9)(17)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	11/19/2029	2,550	2,517	2,547	(4)(9)(12)(17)(32)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	11/17/2029	—	(24)	(2)	(4)(5)(9)(12)(32)
					12,740	12,966
Service Logic
Saber Parent Holdings Corp	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	12/16/2032	167,988	167,153	167,148	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.00% Floor	12/16/2032	—	(115)	(116)	(4)(5)(32)
	First Lien Secured Debt - Revolver	S+450, 0.00% Floor	12/16/2032	—	(115)	(116)	(4)(5)(12)(32)
					166,923	166,916
Smith System
Smith Topco, Inc.	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	11/6/2029	16,600	16,355	16,351	(4)(9)(15)(16)(17)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/6/2029	—	(25)	(25)	(4)(5)(9)(12)(32)
					16,330	16,326
Stamps.com
Auctane, Inc.	First Lien Secured Debt - Term Loan	S+585, 0.75% Floor	10/5/2028	31,525	31,234	30,579	(4)(9)(17)
SumUp
SumUp Holdings Luxembourg S.a.r.l.	First Lien Secured Debt - Delayed Draw	E+600, 1.50% Floor	5/23/2031	€40,000	42,963	46,420	(3)(4)(8)(10)(21)
Trugreen
Trugreen Limited Partnership	First Lien Secured Debt - Term Loan	S+410, 0.75% Floor	11/2/2027	35,618	34,876	34,986	(15)
United Site Services
Vortex Opco LLC	First Lien Secured Debt - Term Loan	S+625, 0.50% Floor	4/30/2030	8,380	8,155	8,506	(9)(16)
	Second Lien Secured Debt - Term Loan	10.36%	12/17/2028	35,864	33,700	5,236	(9)(16)(30)
					41,855	13,742

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
USA DeBusk
USA DeBusk LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	4/30/2031	15,858	15,670	15,705	(4)(9)(15)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 0.75% Floor	4/30/2031	786	753	740	(4)(9)(12)(15)(16)(32)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	4/30/2030	1,802	1,767	1,778	(4)(9)(12)(15)(16)(32)
					18,190	18,223
		Total Commercial Services & Supplies			$1,478,735	$1,461,036
Communications Equipment
CommScope
Commscope, LLC	First Lien Secured Debt - Term Loan	S+475, 2.00% Floor	12/17/2029	$252,954	$254,819	$253,759	(8)(15)
MCA
Mobile Communications America, Inc.	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	10/16/2029	8,255	8,111	8,173	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	10/16/2029	2,452	2,410	2,392	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	10/16/2029	272	250	258	(4)(9)(12)(16)(32)
					10,771	10,823
Mitel Networks
Mitel Networks	Common Equity - Stock	N/A	N/A	733,019 Shares	3,465	1,193	(4)(8)(33)
MLN US Holdco LLC	First Lien Secured Debt - Term Loan	S+200 Cash plus 6.00% PIK, 1.00% Floor	6/20/2030	6,732	5,917	4,030	(8)(15)
					9,382	5,223
		Total Communications Equipment			$274,972	$269,805
Construction & Engineering
Accelevation
Accelevation LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	1/2/2031	$9,185	$9,065	$9,208	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	1/2/2031	2,223	2,187	2,228	(4)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	1/2/2031	385	355	385	(4)(12)(15)(32)
					11,607	11,821
American Restoration
American Restoration Holdings, LLC	First Lien Secured Debt - Term Loan	S+510, 1.00% Floor	7/24/2030	7,551	7,436	7,475	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+510, 1.00% Floor	7/24/2030	12,600	12,468	12,373	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+510, 1.00% Floor	7/24/2030	1,490	1,462	1,468	(4)(9)(12)(16)(32)
					21,366	21,316

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
ASC Engineered Solutions
Fire Flow Intermediate Corporation	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	7/10/2031	194,039	192,487	194,525	(4)(16)
Tailwind Fire Flow Investor, LP	Common Equity - Membership Interest	N/A	N/A	100 Units	101	101	(4)(33)
					192,588	194,626
Blackfin
Blackfin Pipeline LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	9/29/2032	25,000	24,878	25,078	(15)
Dynagrid
Megavolt Borrower, LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	2/13/2032	18,656	18,320	18,516	(4)(16)
Traffic Management Solutions
Traffic Management Solutions, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	11/26/2030	9,180	9,068	9,122	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	11/26/2030	3,365	3,311	3,330	(4)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/26/2030	—	(45)	(27)	(4)(5)(12)(32)
					12,334	12,425
Trench Plate Rental Co.
Trench Plate Rental Co.	First Lien Secured Debt - Term Loan	S+560, 1.00% Floor	12/4/2028	43,864	43,613	43,425	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+560, 1.00% Floor	12/4/2028	2,636	2,604	2,591	(4)(9)(12)(16)(32)
Trench Safety Solutions Holdings, LLC	Common Equity - Equity Unit	N/A	N/A	331 Units	50	37	(4)(9)(33)
					46,267	46,053
		Total Construction & Engineering			$327,360	$329,835
Construction Materials
Hobbs & Associates
Hobbs & Associates LLC/VA	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	7/23/2031	$19,818	$19,807	$19,840	(15)
Volunteer Materials
Volunteer AcquisitionCo, LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	9/1/2029	5,079	4,991	4,901	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+650, 1.00% Floor	9/1/2029	374	369	361	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	9/1/2029	—	(12)	(27)	(4)(5)(9)(12)(32)
					5,348	5,235
		Total Construction Materials			$25,155	$25,075
Consumer Staples Distribution & Retail
Actus Nutrition
Nourish Buyer I Inc	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	7/9/2032	$64,838	$63,293	$65,283	(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
ASDA
Bellis Acquisition Company PLC	First Lien Secured Debt - Term Loan	SONIA+575, 0.00% Floor	10/22/2029	£116,902	141,127	154,460	(3)(4)(8)(9)(18)
	First Lien Secured Debt - Term Loan	E+400, 0.00% Floor	5/14/2031	€5,000	5,298	5,358	(3)(8)(9)(21)
					146,425	159,818
Cenavera
PROJECT CARDINAL ACQUISITION, LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	10/1/2032	21,053	20,848	20,842	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	10/1/2032	—	(20)	(21)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	10/1/2032	—	(46)	(47)	(4)(5)(12)(32)
					20,782	20,774
KeHE Distributors
KeHE Distributors LLC / KeHE Finance Corp / NextWave Distribution Inc	First Lien Secured Debt - Corporate Bond	9.00%	2/15/2029	12,651	12,770	13,313
Protein for Pets
Protein For Pets Opco, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	9/20/2030	44,604	43,905	43,712	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	9/20/2030	943	874	849	(4)(9)(12)(15)(32)
					44,779	44,561
Rise Baking
Viking Baked Goods Acquisition Corporation	First Lien Secured Debt - Term Loan	S+500, 0.00% Floor	11/4/2031	158,400	156,357	156,420	(16)
		Total Consumer Staples Distribution & Retail			$444,406	$460,169
Containers & Packaging
Berlin Packaging
Berlin Packaging L.L.C.	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	6/7/2031	$11,504	$11,495	$11,544	(15)(16)
Berry Global
Vybond Buyer, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	2/3/2032	20,696	20,417	20,542	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	2/3/2032	—	(46)	(53)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	2/3/2032	—	(92)	(53)	(4)(5)(12)(32)
					20,279	20,436
BOX Partners
Bp Purchaser LLC	First Lien Secured Debt - Term Loan	S+576, 0.75% Floor	12/11/2028	7,607	7,607	5,705	(4)(16)
BradyPLUS
BradyPLUS Holdings LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	12/29/2032	22,000	21,670	21,803	(16)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Ring Container Technologies
Ring Container Technologies Group LLC	First Lien Secured Debt - Term Loan	S+250, 0.50% Floor	9/15/2032	12,968	12,948	13,018	(15)
Tekni-Plex
Trident TPI Holdings, Inc.	First Lien Secured Debt - Term Loan	S+375, 0.50% Floor	9/15/2028	80,969	79,984	77,974	(16)
Truvant
NPPI Buyer, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	8/20/2029	25,467	25,173	25,276	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	8/20/2029	—	2	(41)	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	8/20/2029	—	1	(28)	(4)(5)(9)(12)(32)
					25,176	25,207
		Total Containers & Packaging			$179,159	$175,687
Distributors
SupplyHouse
SupplyHouse LLC	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	7/1/2032	$59,850	$59,568	$59,551	(4)(16)
	First Lien Secured Debt - Revolver	S+400, 0.50% Floor	7/1/2032	—	(93)	(100)	(4)(5)(11)(12)(32)
		Total Distributors			$59,475	$59,451
Diversified Consumer Services
Accelerate Learning
Eagle Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+250 Cash plus 4.75% PIK, 1.00% Floor	3/22/2030	$23,959	$23,516	$23,240	(4)(9)(10)(16)
	First Lien Secured Debt - Revolver	S+250 Cash plus 4.75% PIK, 1.00% Floor	3/22/2029	2,524	2,431	2,432	(4)(9)(12)(16)(32)
					25,947	25,672
Busy Bees
Eagle Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+475, 0.00% Floor	2/29/2032	£129,900	173,411	176,106	(3)(8)(10)(18)
Excelligence
Excelligence Learning Corporation	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	1/18/2030	83,943	82,705	80,585	(4)(9)(16)
	First Lien Secured Debt - Revolver	P+475, 1.00% Floor	1/18/2030	2,170	1,982	1,627	(4)(9)(12)(24)(32)
					84,687	82,212

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Funecap
Altair Funecap Italia	First Lien Secured Debt - Corporate Bond	E+600, 0.00% Floor	11/13/2032		€14,472	16,506	16,668	(3)(4)(8)(10)(20)
Funecap Holding	First Lien Secured Debt - Term Loan	E+600, 0.00% Floor	11/13/2032		€87,919	100,261	101,256	(3)(4)(8)(10)(20)
	First Lien Secured Debt - Delayed Draw	E+600, 0.00% Floor	11/13/2032		€—	(485)	(497)	(3)(4)(5)(8)(10)(12)(32)
						116,282	117,427
Gateway Services
Gateway US Holdings, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	9/22/2028		84,551	84,139	84,128	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	9/22/2028		7,225	7,189	7,169	(4)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+650, 0.75% Floor	9/22/2028		—	(11)	(13)	(4)(5)(12)(32)
						91,317	91,284
Greencross
Vermont Aus Pty Ltd	First Lien Secured Debt - Term Loan	BBSW+450, 0.00% Floor	3/23/2028	A$	326,050	218,800	215,958	(3)(4)(8)(9)(25)
ISP
International Schools Partnership Limited	First Lien Secured Debt - Delayed Draw	E+525, 0.00% Floor	7/6/2028		€56,831	60,628	66,164	(3)(4)(8)(10)(12)(20)(32)
Legacy.com
Lotus Topco Inc.	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	6/7/2030		20,913	20,647	20,704	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	6/7/2030		1,471	1,437	1,412	(4)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	6/7/2030		—	(26)	(24)	(4)(5)(12)(32)
						22,058	22,092
Legacy Service Partners
Legacy Merger Sub, LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	11/10/2031		81,667	81,615	81,035	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	11/10/2031		—	24	(82)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	11/10/2031		—	28	(98)	(4)(5)(12)(32)
						81,667	80,855
Mariani
CI	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	3/27/2030		23,598	23,288	23,281	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	3/27/2030		5,842	5,733	5,693	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	3/27/2030		1,470	1,437	1,436	(4)(9)(12)(16)(32)
						30,458	30,410

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
QA Group
Ichnaea UK Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+600, 0.00% Floor	10/5/2029	£31,000	36,865	41,369	(3)(4)(8)(9)(18)
Reliable Doors
Reliable Doors, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	10/4/2028	6,170	6,095	6,171	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	10/4/2028	2,488	2,455	2,488	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+625, 1.00% Floor	10/4/2028	—	(6)	—	(4)(5)(9)(12)(32)
					8,544	8,659
Rocket Youth
Rocket Youth Brands Holdco LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	6/20/2031	9,302	9,259	9,139	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	6/20/2031	—	(21)	(163)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	6/20/2031	—	(6)	(24)	(4)(5)(12)(32)
					9,232	8,952
SAVATREE
CI	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	6/6/2031	17,117	16,955	16,905	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	6/6/2031	—	(46)	(124)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	6/6/2031	—	(33)	(28)	(4)(5)(12)(32)
					16,876	16,753
SERVPRO
One Silver Serve, LLC	First Lien Secured Debt - Term Loan	S+535, 1.00% Floor	12/18/2028	20,889	20,709	20,472	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+535, 1.00% Floor	12/18/2028	11,975	11,808	11,608	(4)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+535, 1.00% Floor	12/18/2028	3,312	3,282	3,215	(4)(12)(16)(32)
					35,799	35,295
Village Pet Care
Village Pet Care, LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	9/22/2029	909	896	886	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+650, 1.00% Floor	9/22/2029	764	736	673	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+650, 1.00% Floor	9/22/2029	365	358	354	(4)(9)(12)(16)(32)
					1,990	1,913
		Total Diversified Consumer Services			$1,014,561	$1,021,121
Diversified REITs
QTS Project Ram
QTS Project Ram	First Lien Secured Debt - Mortgage Loan (DD)	S+225, 0.00% Floor	5/29/2028	$31,192	$30,559	$30,672	(4)(12)(14)(32)
		Total Diversified REITs			$30,559	$30,672

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Diversified Telecommunication Services
Altice USA
CSC Holdings, LLC	First Lien Secured Debt - Term Loan	P+150, 0.00% Floor	4/15/2027	$62,969	$61,399	$55,188	(8)(24)
	First Lien Secured Debt - Revolver	S+235, 0.00% Floor	7/13/2027	73,064	68,696	61,362	(8)(12)(16)(32)
					130,095	116,550
CenturyLink
Lumen Technologies, Inc.	First Lien Secured Debt - Term Loan	S+246, 2.00% Floor	4/16/2029	9,974	9,950	9,936	(8)(16)
LEVEL 3 FINANCING INC
Level 3 Financing, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	3/29/2032	73,500	72,542	73,803	(15)(16)
Uniti Group Inc.
Windstream Services, LLC	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	10/6/2032	85,000	84,217	85,425	(8)(15)
	First Lien Secured Debt - Corporate Bond	7.50%	10/15/2033	9,266	9,289	9,501	(8)
					93,506	94,926
		Total Diversified Telecommunication Services			$306,093	$295,215
Electric Utilities
GridTek
BGIF IV Fearless Utility Services, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	6/9/2031	$133,704	$132,597	$133,370	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	6/9/2031	39,147	38,802	39,024	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+500, 0.50% Floor	6/7/2030	—	(175)	(59)	(4)(5)(9)(11)(12)(32)
					171,224	172,335
Lightning Power
Lightning Power, LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	8/18/2031	11,356	11,312	11,429	(15)
Talen Energy
Talen Energy Supply, LLC	First Lien Secured Debt - Term Loan	S+200, 0.00% Floor	11/25/2032	7,595	7,557	7,606	(8)(16)
Westinghouse
Brookfield WEC Holdings Inc.	First Lien Secured Debt - Term Loan	S+200, 0.00% Floor	1/27/2031	9,875	9,889	9,903	(15)
		Total Electric Utilities			$199,982	$201,273
Electrical Equipment
International Wire Group
IW Buyer LLC	First Lien Secured Debt - Term Loan	S+510, 1.00% Floor	6/28/2029	$25,092	$24,749	$24,967	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+510, 1.00% Floor	6/28/2029	899	843	883	(4)(9)(12)(15)(32)
		Total Electrical Equipment			$25,592	$25,850
Electronic Equipment, Instruments & Components
Esdec
Esdec Solar Group B.V.	First Lien Secured Debt - Term Loan	8.52%	8/30/2028	€62,693	$67,984	$36,102	(3)(4)(8)(9)(20)(30)
	First Lien Secured Debt - Term Loan	8.93%	8/30/2028	708	296	343	(8)(9)(16)(30)
					68,280	36,445

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Madison Safety
Madison Safety & Flow LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	9/26/2031	16,163	16,087	16,298	(15)
Summit
Pinnacle Buyer LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	10/1/2032	14,222	14,188	14,294	(16)
	First Lien Secured Debt - Delayed Draw	S+250, 0.00% Floor	10/1/2032	—	—	—	(12)(32)
					14,188	14,294
		Total Electronic Equipment, Instruments & Components			$98,555	$67,037
Energy Equipment & Services
Camin Cargo
Camin Cargo Control Holdings, Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	12/7/2029	$30,908	$30,407	$30,578	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	12/7/2029	3,251	3,193	3,200	(4)(9)(12)(15)(16)(32)
	First Lien Secured Debt - Revolver	P+450, 1.00% Floor	12/7/2029	2,539	2,462	2,496	(4)(9)(12)(15)(24)(32)
					36,062	36,274
Colonial
Colossus AcquireCo LLC	First Lien Secured Debt - Term Loan	S+175, 0.00% Floor	7/30/2032	10,973	10,929	10,977	(16)
		Total Energy Equipment & Services			$46,991	$47,251
Entertainment
Chernin Entertainment
Jewel Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+560, 0.50% Floor	7/1/2027	$82,906	$82,073	$82,491	(4)(9)(16)
Creative Artists Agency
Creative Artists Agency, LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	10/1/2031	3,980	3,975	4,000	(15)
Entertainment Partners
EP Purchaser, LLC	First Lien Secured Debt - Term Loan	S+361, 0.50% Floor	11/6/2028	3,751	3,692	2,699	(16)
Jagex
Janus Bidco Limited	First Lien Secured Debt - Term Loan	S+550, 0.00% Floor	4/25/2031	62,163	60,883	61,231	(4)(8)(9)(10)(17)
	First Lien Secured Debt - Term Loan	SONIA+550, 0.00% Floor	4/25/2031	£1,057	1,297	1,404	(3)(4)(8)(9)(10)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+600, 0.00% Floor	4/25/2031	£—	32	(321)	(3)(4)(5)(8)(9)(10)(12)(32)
					62,212	62,314

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Warner Media
WarnerMedia Holdings, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	12/28/2026	41,250	41,135	41,085	(4)(8)(15)
		Total Entertainment			$193,087	$192,589
Financial Services
AffiniPay
Eclipse Buyer, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	9/8/2031	$22,738	$22,543	$22,681	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	9/8/2031	—	(16)	(10)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 0.50% Floor	9/8/2031	—	(16)	(5)	(4)(5)(12)(32)
Eclipse Topco, Inc.	Preferred Equity - Preferred Stocks	Equity plus 12.50% PIK, 0.00% Floor	N/A	7,114,648 Shares	5,940	7,115	(4)(33)
					28,451	29,781
Alpha FMC
Actium Midco 3	First Lien Secured Debt - Term Loan	SONIA+475, 0.00% Floor	8/30/2031	£35,254	45,506	47,758	(3)(4)(8)(10)(18)
	First Lien Secured Debt - Term Loan	S+475, 0.00% Floor	8/30/2031	41,610	41,610	41,818	(4)(8)(10)(17)
	First Lien Secured Debt - Term Loan	E+475, 0.00% Floor	8/30/2031	€18,790	20,770	22,137	(3)(4)(8)(10)(21)
	First Lien Secured Debt - Delayed Draw	S+475, 0.00% Floor	8/30/2031	14,372	14,178	14,444	(3)(4)(8)(10)(12)(32)
	First Lien Secured Debt - Delayed Draw	SONIA+475, 0.00% Floor	8/30/2031	£—	(138)	—	(3)(4)(5)(8)(10)(12)(32)
					121,926	126,157
Apex Group Treasury
Apex Group Treasury LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	2/27/2032	14,616	14,547	13,812	(8)(16)
AssetMark
GTCR Everest Borrower, LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	9/5/2031	13,890	13,866	13,958	(16)
Cerity Partners
Cerity Partners Equity Holding LLC	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	7/28/2031	—	(144)	(144)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	7/28/2031	832	806	806	(4)(12)(16)(32)
					662	662

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
CFC Group
CFC USA 2025 LLC	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	7/1/2032	28,000	27,240	27,335	(8)(10)(16)
Crete PA
Crete PA Holdco, LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	11/26/2030	23,256	23,157	23,081	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	11/26/2030	23,198	22,915	22,549	(4)(12)(16)(32)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	11/26/2030	—	(155)	(474)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/26/2030	—	(62)	(97)	(4)(5)(12)(32)
					45,855	45,059
EP Wealth Advisors Inc
EP Wealth Advisors Inc	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	10/18/2032	10,000	9,975	10,075	(16)
Evelyn
Violin Finco Guernsey Limited	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	6/24/2031	£68,523	86,207	91,673	(3)(4)(8)(9)(10)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	6/24/2031	£—	(26)	(54)	(3)(4)(5)(8)(9)(10)(12)(32)
					86,181	91,619
FE Fundinfo
Tulip Bidco Limited	First Lien Secured Debt - Delayed Draw	SONIA+587, 0.00% Floor	12/13/2027	£41,297	52,740	51,884	(3)(4)(8)(10)(12)(18)(32)
GC Waves
GC Waves Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	10/4/2030	62,893	62,827	62,592	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	10/4/2030	35,281	35,017	34,943	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	10/4/2030	—	(3)	(13)	(4)(5)(9)(12)(32)
					97,841	97,522
Gen II
PEX Holdings LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	11/26/2031	20,204	20,159	20,255	(16)
Hargreaves Lansdown
Harp Finco Limited	First Lien Secured Debt - Term Loan	SONIA+500, 0.00% Floor	3/27/2032	£134,986	171,592	181,954	(3)(4)(8)(10)(18)
ISIO
Madonna Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	10/27/2031	£23,819	30,365	31,626	(3)(4)(8)(9)(10)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	10/27/2031	£248	265	236	(3)(4)(8)(9)(10)(12)(18)(32)
					30,630	31,862

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Jensen Hughes
Jensen Hughes, Inc	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	9/1/2031	77,859	76,861	77,275	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	9/1/2031	4,239	4,078	4,035	(4)(12)(15)(16)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	9/1/2031	—	(107)	(66)	(4)(5)(11)(12)(32)
					80,832	81,244
Jones DesLauriers
Jones DesLauriers Insurance Management Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	12/9/2032	16,000	15,960	16,040	(8)(15)
Nexity
Evoriel	First Lien Secured Debt - Term Loan	E+500, 0.00% Floor	4/2/2031	€43,574	46,176	50,952	(3)(4)(8)(9)(10)(21)
	First Lien Secured Debt - Delayed Draw	E+500, 0.00% Floor	4/2/2031	€20,915	22,305	24,448	(3)(4)(8)(9)(10)(12)(21)(32)
					68,481	75,400
Ocorian
Orthrus Ltd	First Lien Secured Debt - Term Loan	S+625 Cash plus 2.75% PIK, 1.00% Floor	12/5/2031	49,734	48,714	48,988	(4)(8)(9)(10)(16)
	First Lien Secured Debt - Term Loan	SONIA+625 Cash plus 2.75% PIK, 0.00% Floor	12/5/2031	£18,413	23,209	24,447	(3)(4)(8)(9)(10)(18)
	First Lien Secured Debt - Term Loan	E+625 Cash plus 1.95% PIK, 0.00% Floor	12/5/2031	€16,449	17,227	19,041	(3)(4)(8)(9)(10)(20)
	First Lien Secured Debt - Delayed Draw	SONIA+625, 0.00% Floor	12/5/2031	£—	54	(75)	(3)(4)(5)(8)(9)(10)(12)(32)
					89,204	92,401
OSTTRA
Orion US Finco	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	10/8/2032	15,000	14,927	15,088	(8)(16)
Paymentsense
Hurricane Cleanco Limited	First Lien Secured Debt - Term Loan	SONIA+625 Cash plus 6.25% PIK, 1.00% Floor	11/21/2029	£53,278	63,895	71,996	(3)(4)(8)(9)(18)
PIB
Paisley Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	5/7/2031	£83,858	104,266	109,363	(3)(4)(8)(9)(10)(18)
	First Lien Secured Debt - Term Loan	E+525, 0.00% Floor	5/7/2031	€28,797	30,792	32,827	(3)(4)(8)(9)(10)(21)
	First Lien Secured Debt - Delayed Draw	E+525, 0.00% Floor	5/7/2031	€38,624	43,975	43,915	(3)(4)(8)(9)(10)(12)(18)(21)(32)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	5/7/2031	£2,560	3,104	2,978	(3)(4)(8)(9)(10)(12)(32)
					182,137	189,083
PMA
PMA Parent Holdings, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	1/31/2031	13,978	13,853	13,838	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	1/31/2031	—	(8)	(10)	(4)(5)(9)(12)(32)
					13,845	13,828

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Stretto
Stretto, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	10/13/2028	123,188	121,668	120,724	(4)(9)(15)
Strongpoint
Howardsimon LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	12/13/2030	20,965	20,862	20,703	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	12/13/2030	47,891	47,737	46,843	(4)(12)(15)(16)(32)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	12/13/2030	—	(8)	(47)	(4)(5)(12)(32)
					68,591	67,499
Title Resource Group
RE Closing Buyer Corp.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	9/27/2031	131,825	129,499	129,188	(4)(8)(9)(16)
VEPF VII
VEPF VII Holdings, L.P.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	2/28/2028	19,340	19,298	19,603	(4)(8)(16)
Wealth Enhancement Group
Wealth Enhancement Group, LLC	First Lien Secured Debt - Delayed Draw	S+450, 1.00% Floor	10/2/2028	—	—	(54)	(4)(5)(12)(32)
WHP Global
WH Borrower, LLC	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	2/20/2032	56,566	56,027	56,906	(16)
		Total Financial Services			$1,646,029	$1,690,881
Food Products
Froneri
Froneri US, Inc	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	9/30/2031	$13,167	$13,067	$13,177	(8)(17)
	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	9/30/2032	9,500	9,479	9,513	(8)(17)
					22,546	22,690
Nutpods
Green Grass Foods, Inc.	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	12/26/2029	3,675	3,621	3,620	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	12/26/2029	—	(17)	(19)	(4)(5)(9)(12)(32)
Nutpods Holdings, Inc.	Common Equity - Stock	N/A	N/A	125 Shares	125	92	(4)(9)(33)
					3,729	3,693
Patriot Pickle
Patriot Foods Buyer, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	12/24/2029	6,452	6,359	6,404	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	12/22/2029	826	809	807	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	12/22/2029	298	286	291	(4)(9)(12)(16)(32)
					7,454	7,502
Tate & Lyle
Primary Products Finance LLC	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	4/1/2029	6,483	6,351	6,415	(16)
		Total Food Products			$40,080	$40,300

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Gas Utilities
Venture Global
CP2 LNG Holdings, LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	7/28/2028	$31,250	$30,466	$30,313	(4)(8)(15)
		Total Gas Utilities			$30,466	$30,313
Ground Transportation
Boasso
Channelside AcquisitionCo, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	6/30/2028	$39,526	$38,933	$39,131	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	6/30/2028	—	(8)	(40)	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	3/31/2028	326	325	287	(4)(9)(12)(16)(32)
					39,250	39,378
First Student
First Student Bidco Inc.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	8/15/2030	7,593	7,589	7,628	(16)
	First Lien Secured Debt - Term Loan	S+250, 0.50% Floor	8/15/2030	1,806	1,805	1,813	(16)
					9,394	9,441
Genesee & Wyoming
Genesee & Wyoming Inc.	First Lien Secured Debt - Term Loan	S+175, 0.00% Floor	4/10/2031	56,047	55,841	56,108	(16)
Olympus Terminals
Olympus Terminals Holdco II LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	12/17/2030	36,882	36,246	36,425	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 0.75% Floor	12/17/2030	—	(100)	(149)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	12/17/2030	—	(168)	(124)	(4)(5)(12)(32)
					35,978	36,152
Student Transportation of America
Student Transportation of America Holdings Inc	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	6/24/2032	7,761	7,723	7,794	(16)
Transportation Insight
TI Intermediate Holdings, LLC	First Lien Secured Debt - Term Loan	8.32%	6/18/2027	7,473	7,466	5,081	(4)(16)(30)
	First Lien Secured Debt - Term Loan	1.00%	6/18/2027	8	—	8	(4)(16)(30)(32)
	First Lien Secured Debt - Revolver	8.32%	6/18/2027	—	(8)	—	(4)(5)(12)(30)(32)
					7,458	5,089
		Total Ground Transportation			$155,644	$153,962
Health Care Equipment & Supplies
Bausch Health
Bausch + Lomb Corporation	First Lien Secured Debt - Term Loan	S+425, 0.00% Floor	1/15/2031	$17,223	$17,149	$17,426	(8)(15)
Corpuls
Heartbeat BidCo GmbH	First Lien Secured Debt - Term Loan	E+650, 0.50% Floor	6/28/2030	€20,000	21,517	23,386	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Delayed Draw	E+650, 0.50% Floor	6/28/2030	€—	(26)	(57)	(3)(4)(5)(8)(9)(10)(12)(32)
					21,491	23,329

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Medline
Medline Borrower LP	First Lien Secured Debt - Term Loan	S+175, 0.50% Floor	10/23/2028		14,481	14,486	14,541	(15)
Resonetics
Resonetics, LLC	First Lien Secured Debt - Term Loan	S+275, 0.75% Floor	6/18/2031		9,875	9,875	9,907	(16)
Vantive
Spruce Bidco II Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	1/30/2032		116,273	114,696	115,401	(4)(9)(17)
	First Lien Secured Debt - Term Loan	C+475, 0.75% Floor	1/30/2032	C$	21,050	14,311	15,336	(3)(4)(9)(27)
	First Lien Secured Debt - Term Loan	T+500, 0.75% Floor	1/30/2032		¥2,250,614	14,499	14,333	(3)(4)(9)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	1/30/2032		—	(346)	(198)	(4)(5)(9)(12)(32)
						143,160	144,872
Zeus
Zeus Company LLC	First Lien Secured Debt - Term Loan	S+600 Cash plus 3.00% PIK, 0.75% Floor	2/28/2031		54,045	53,488	50,127	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+550, 0.75% Floor	2/28/2031		4,996	4,910	4,270	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	2/28/2030		—	(79)	(547)	(4)(5)(9)(12)(32)
						58,319	53,850
		Total Health Care Equipment & Supplies				$264,480	$263,925
Health Care Providers & Services
Advarra
Advarra Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	9/15/2031		$217,165	$216,219	$216,079	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	9/15/2031		—	(25)	(62)	(4)(5)(9)(12)(32)
						216,194	216,017
Affordable Care
ACI Group Holdings, Inc.	First Lien Secured Debt - Term Loan	S+285 Cash plus 3.25% PIK, 0.75% Floor	8/2/2028		5,088	5,088	4,376	(4)(16)
All Star Healthcare
All Star Recruiting Locums, LLC	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	5/1/2030		6,852	6,746	6,818	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	5/1/2030		1,730	1,704	1,722	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	5/1/2030		761	742	754	(4)(9)(12)(15)(16)(32)
						9,192	9,294

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Allied Benefit Systems
Allied Benefit Systems Intermediate LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	10/31/2030	159,043	157,782	158,248	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	10/31/2030	—	(24)	(48)	(4)(5)(9)(12)(32)
					157,758	158,200
Athenahealth
Athenahealth Group Inc.	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	2/15/2029	26,715	26,516	26,799	(15)
CorroHealth
Coding Solutions Acquisition Inc	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	8/7/2031	43,539	43,008	42,885	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	8/7/2031	—	(92)	(99)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/7/2031	—	(42)	(52)	(4)(5)(12)(32)
					42,874	42,734
Dental Care Alliance
DCA Investment Holding LLC	First Lien Secured Debt - Term Loan	12.40%	4/3/2028	2,397	2,397	1,822	(4)(17)(30)
Eating Recovery Center
ERC Topco Holdings, LLC	First Lien Secured Debt - Term Loan	10.43%	3/29/2030	11,004	31,138	3,741	(4)(16)(30)
	First Lien Secured Debt - Term Loan	9.43%	3/31/2030	107	—	107	(4)(16)(30)
	First Lien Secured Debt - Revolver	9.43%	3/31/2030	1,921	3,979	1,921	(4)(16)(30)(32)
					35,117	5,769
EmpiRx Health
EmpiRx Health LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	8/5/2029	20,000	19,808	19,800	(4)(16)
Ensemble Health
Ensemble RCM, LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	8/1/2029	46,798	46,636	47,082	(16)
ExactCare
ExactCare Parent, Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	11/5/2029	39,864	39,088	39,864	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	11/5/2029	—	(79)	—	(4)(5)(9)(12)(32)
					39,009	39,864
ExamWorks
Electron BidCo Inc.	First Lien Secured Debt - Term Loan	S+250, 0.50% Floor	11/1/2028	28,261	28,256	28,441	(15)
	First Lien Secured Debt - Revolver	S+375, 0.00% Floor	8/2/2028	—	(116)	(135)	(4)(5)(12)(32)
					28,140	28,306

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Exemplar Healthcare
EHC Holdings Holdco Limited	First Lien Secured Debt - Term Loan	SONIA+550, 0.00% Floor	9/30/2031	£48,000	63,063	63,569	(3)(4)(8)(10)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+550, 0.00% Floor	9/30/2031	£2,400	2,817	2,669	(3)(4)(8)(10)(12)(18)(32)
					65,880	66,238
Hanger
Hanger, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	10/23/2031	25,499	25,409	25,615	(15)
	First Lien Secured Debt - Delayed Draw	S+350, 0.00% Floor	10/23/2031	1,945	1,923	1,954	(12)(15)(32)
					27,332	27,569
MyDentist
SPARKLE BIDCO LIMITED	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	10/14/2032	£87,479	114,918	116,149	(3)(4)(8)(10)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	10/14/2032	£3,683	4,647	4,499	(3)(4)(8)(10)(12)(18)(32)
					119,565	120,648
Omega Healthcare
OMH-Healthedge Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 1.00% Floor	4/1/2030	249,136	248,522	247,891	(16)
	First Lien Secured Debt - Revolver	S+450, 1.00% Floor	4/1/2030	—	(110)	(189)	(4)(5)(9)(12)(32)
					248,412	247,702
One Call Medical
One Call Corporation	First Lien Secured Debt - Term Loan	S+575, 0.50% Floor	9/10/2030	251,344	247,761	247,573	(4)(15)(16)
	First Lien Secured Debt - Revolver	S+475, 0.50% Floor	9/10/2030	—	(280)	(298)	(4)(5)(12)(32)
					247,481	247,275
Patterson Companies
Paradigm Parent, LLC	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	4/16/2032	19,283	16,991	17,032	(16)
Practice Plus Group
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited	First Lien Secured Debt - Term Loan	SONIA+600, 0.50% Floor	11/19/2029	£11,111	13,256	14,678	(3)(4)(8)(9)(18)
Radiology Partners
Radiology Partners, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	6/30/2032	26,933	26,715	26,918	(16)
Rarebreed
Rarebreed Veterinary Partners, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	4/18/2030	14,890	14,660	14,666	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	4/18/2030	33,294	33,020	32,754	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	4/18/2030	—	(84)	(87)	(4)(5)(9)(12)(32)
					47,596	47,333

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Schoen Klinik
Schoen Klinik SE	First Lien Secured Debt - Term Loan	E+450, 0.00% Floor	1/12/2031	€101,000	116,009	117,508	(3)(4)(8)(10)(20)
Smile Brands
Smile Brands Inc.	First Lien Secured Debt - Term Loan	9.92%	10/12/2027	7,748	7,748	6,644	(4)(17)(30)
Southern Veterinary Partners
Southern Veterinary Partners, LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	12/4/2031	32,336	32,244	32,334	(16)
Team Select
TS Investors, LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	5/4/2029	16,735	16,495	16,651	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	5/4/2029	5,826	5,764	5,793	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	5/4/2029	—	(23)	(9)	(4)(5)(9)(12)(32)
					22,236	22,435
Tivity Health
Tivity Health, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	6/28/2029	111,293	110,350	111,293	(4)(9)(15)
US Fertility
US Fertility Enterprises, LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	12/10/2032	16,066	15,985	16,146	(9)(16)
	First Lien Secured Debt - Delayed Draw	S+350, 0.00% Floor	12/10/2032	—	(12)	—	(5)(9)(32)
					15,973	16,146
US RADIOLOGY SPECIALISTS
Lumexa Imaging, Inc	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	12/13/2032	11,000	10,973	11,089	(8)(16)
		Total Health Care Providers & Services			$1,757,490	$1,732,905
Health Care Technology
CNSI
Acentra Holdings, LLC	First Lien Secured Debt - Term Loan	S+550, 0.50% Floor	12/17/2029	$37,321	$36,519	$37,321	(4)(9)(16)
	First Lien Secured Debt - Term Loan	S+575, 0.50% Floor	12/17/2029	2,905	2,863	2,905	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+550, 0.50% Floor	12/17/2029	—	(39)	—	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+550, 0.50% Floor	12/17/2029	—	(82)	—	(4)(5)(9)(12)(32)
					39,261	40,226
Datavant
CT Technologies Intermediate Holdings	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	9/2/2031	178,321	176,626	176,538	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	9/2/2031	22,654	22,407	22,301	(4)(15)(32)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	8/30/2031	—	—	(78)	(4)(5)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	9/2/2031	—	(140)	—	(4)(5)(12)(32)
					198,893	198,761

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
DXC
Wisdom Purchaser, LLC	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	7/24/2032	49,844	49,606	49,595	(4)(16)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	7/24/2032	—	(24)	(26)	(4)(5)(12)(32)
					49,582	49,569
Gainwell
Gainwell Acquisition Corp.	First Lien Secured Debt - Term Loan	S+410, 0.75% Floor	10/1/2027	118,108	116,048	116,248	(16)
MRO Parent Corporation
MRO Parent Corporation	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	6/9/2032	25,492	25,132	25,236	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	6/9/2032	—	(48)	(22)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	6/9/2032	—	(25)	(22)	(4)(5)(12)(32)
					25,059	25,192
Novotech
Novotech SG Holdings Pte. Ltd./ Novotech Aus Bidco Pty Ltd/Novotech Holdings USA LLC	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	6/27/2031	42,857	42,410	42,373	(4)(8)(9)(17)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	6/27/2031	1,857	1,786	1,776	(4)(8)(9)(12)(17)(32)
					44,196	44,149
Press Ganey
Azalea TopCo, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	4/30/2031	4,581	4,585	4,595	(15)
Suvoda
Goldeneye Parent, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	3/31/2032	87,785	87,396	88,004	(4)(15)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	3/31/2032	—	(57)	—	(4)(5)(12)(32)
					87,339	88,004
Wellsky
Project Ruby Ultimate Parent Corp.	First Lien Secured Debt - Term Loan	S+286, 0.00% Floor	3/10/2028	20,758	20,707	20,838	(15)
		Total Health Care Technology			$585,670	$587,582
Hotels, Restaurants & Leisure
Allwyn Entertainment Financing US LLC
Allwyn Entertainment Financing US LLC	First Lien Secured Debt - Delayed Draw	S+250, 0.00% Floor	11/24/2032	$—	$(1,600)	$(1,200)	(5)(8)(32)
Aston
Accommodations Plus Technologies LLC	First Lien Secured Debt - Revolver	S+425, 0.75% Floor	5/28/2032	—	—	(114)	(4)(5)(9)(12)(32)
Caesars Entertainment
Caesars Entertainment, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.50% Floor	2/6/2031	21,246	21,278	21,087	(8)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Crunch Fitness
Crunch Fitness Merger Sub, LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	9/26/2031		176,223	176,212	176,664	(4)(15)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	9/26/2031		—	(108)	—	(4)(5)(12)(32)
						176,104	176,664
Delivery Hero
Delivery Hero Finco Germany GmbH	First Lien Secured Debt - Term Loan	K+500, 0.50% Floor	12/12/2029	₩	194,831,194	139,176	136,262	(3)(8)(9)(19)
Delivery Hero Finco LLC	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	12/12/2029		4,962	4,918	4,989	(8)(9)(16)
Delivery Hero SE	Unsecured Debt - Convertible Bond	3.25%	2/21/2030		€9,100	10,398	10,417	(3)(8)(9)
						154,492	151,668
Endeavor
Endeavor Operating Co LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	3/24/2032		54,725	54,766	55,108	(15)
	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	3/24/2028		40,607	40,423	40,607	(4)(15)
						95,189	95,715
Fertitta Entertainment
Fertitta Entertainment LLC/NV	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	1/27/2029		37,003	36,988	37,036	(15)
Flutter Entertainment
Flutter Entertainment PLC	First Lien Secured Debt - Term Loan	S+200, 0.50% Floor	6/4/2032		3,980	3,970	3,986	(8)(16)
FLYNN RESTAURANT GROUP
Flynn Restaurant Group LP	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	1/28/2032		6,965	6,932	7,002	(15)
Intralot Capital Luxembourg SA
Intralot Capital Luxembourg SA	First Lien Secured Debt - Term Loan	SONIA+550, 0.00% Floor	9/18/2031		£86,000	113,185	113,605	(3)(4)(8)(10)(18)
JOA
Joker Holdco 3 S.a r.l.	First Lien Secured Debt - Term Loan	E+600, 0.00% Floor	4/19/2031		€126,725	132,847	147,810	(3)(4)(8)(9)(10)(21)
Nottingham Forest FC
Nottingham Forest Football Club Limited	First Lien Secured Debt - Term Loan	8.75%	12/27/2027		£24,063	30,067	32,273	(3)(4)(8)(10)
OpenBet
OB Global Openbet Holdings 2 LLC	First Lien Secured Debt - Term Loan	S+600, 1.50% Floor	9/24/2029		78,094	77,249	77,313	(4)(16)
PARS
PARS Group LLC	First Lien Secured Debt - Term Loan	S+685, 1.50% Floor	4/3/2028		8,636	8,574	8,032	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+675, 1.50% Floor	4/3/2028		—	—	(67)	(4)(5)(9)(32)
						8,574	7,965

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Scientific Games Lottery
Scientific Games Holdings LP	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	4/4/2029	47,567	47,237	46,794	(16)
Sky Zone
CircusTrix Holdings LLC	First Lien Secured Debt - Term Loan	S+675, 1.00% Floor	7/18/2028	12,298	12,122	12,052	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+675, 1.00% Floor	7/18/2028	3,245	3,196	3,181	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	7/18/2028	323	312	306	(4)(9)(12)(15)(32)
					15,630	15,539
Sports Invest
Sports Invest Holdings Ltd.	First Lien Secured Debt - Term Loan	10.25%	10/3/2029	£40,000	50,583	52,975	(3)(4)(8)(10)
Walter's Wedding
WH BorrowerCo, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	8/2/2030	25,827	25,513	25,246	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	8/2/2030	6,902	6,731	6,572	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	8/2/2030	1,049	996	947	(4)(9)(12)(16)(32)
					33,240	32,765
		Total Hotels, Restaurants & Leisure			$1,001,965	$1,018,883
Household Durables
HOV
K Hovnanian Enterprises Inc	First Lien Secured Debt - Revolver	S+450, 3.00% Floor	6/30/2028	$—	$(6,804)	$(6,875)	(4)(5)(9)(12)(32)
Polywood
Poly-Wood, LLC	First Lien Secured Debt - Term Loan	S+488, 1.00% Floor	3/20/2030	153,660	151,302	152,891	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+488, 1.00% Floor	3/20/2030	—	(184)	(115)	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+488, 1.00% Floor	3/20/2030	—	(368)	(115)	(4)(5)(9)(12)(32)
					150,750	152,661
Restoration Hardware
Restoration Hardware, Inc.	First Lien Secured Debt - Term Loan	S+261, 0.50% Floor	10/20/2028	24,629	24,104	24,343	(8)(15)
Weber-Stephen Products
Weber-Stephen Products LLC	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	10/1/2032	31,500	31,266	31,586	(16)
		Total Household Durables			$199,316	$201,715

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Household Products
Culligan
AI Aqua Merger Sub, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	7/31/2028	$3,990	$3,989	$4,003	(15)(16)
Ergotron
Ergotron Acquisition, LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	7/6/2028	8,831	8,744	8,764	(4)(15)
Ergotron Investments, LLC	Common Equity - Equity Unit	N/A	N/A	500 Units	50	43	(4)(33)
					8,794	8,807
Tranzonic
TZ Buyer LLC	First Lien Secured Debt - Term Loan	S+610, 0.75% Floor	8/14/2028	40,457	39,738	40,053	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+610, 0.75% Floor	8/14/2028	55,229	54,526	54,677	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+610, 0.75% Floor	8/14/2028	394	387	388	(4)(9)(12)(15)(32)
TZ Parent LLC	Common Equity - Equity Unit	N/A	N/A	50 Units	50	76	(4)(9)(33)
					94,701	95,194
		Total Household Products			$107,484	$108,004
Independent Power & Renewable Electricity Producers
Calpine Corporation
Calpine Corporation	First Lien Secured Debt - Term Loan	S+175, 0.00% Floor	1/31/2031	$14,862	$14,860	$14,878	(15)
Cogentrix
Cogentrix Finance Holdco I LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	2/26/2032	13,725	13,694	13,828	(15)
NextEra Energy
XPLR Infrastructure Operating Partners LP	Unsecured Debt - Corporate Bond	8.38%	1/15/2031	10	10	11	(8)
	Unsecured Debt - Corporate Bond	8.63%	3/15/2033	10	10	10	(8)
	Unsecured Debt - Corporate Bond	4.50%	9/15/2027	10	10	10	(8)
					30	31
		Total Independent Power & Renewable Electricity Producers			$28,584	$28,737
Industrial Conglomerates
Fortis Fire
Fortis Fire & Safety Holdings LP	Common Equity - Equity Unit	N/A	N/A	9 Units	$90	$112	(4)(9)(33)
		Total Industrial Conglomerates			$90	$112

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Insurance
Acrisure
Acrisure LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	6/20/2032	$4,975	$4,963	$4,987	(15)
Alera Group
Alera Group Intermediate Holdings, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	5/30/2032	34,414	34,253	34,618	(9)(15)
Alliant
Alliant Holdings Intermediate, LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	9/19/2031	40,495	40,319	40,632	(15)
Amwins
AmWINS Group, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.75% Floor	1/30/2032	23,790	23,765	23,885	(15)
Ardonagh
Ardonagh Group Finco Pty Ltd	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	2/15/2031	34,738	34,567	34,731	(8)(16)(17)
Asurion
Asurion, LLC	First Lien Secured Debt - Term Loan	S+425, 0.00% Floor	9/19/2030	18,271	18,150	18,287	(15)
Broadstreet Partners
BroadStreet Partners, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	6/13/2031	10,559	10,551	10,606	(15)
Galway
Galway Borrower LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	9/29/2028	33,614	33,416	33,698	(9)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	9/29/2028	1,319	1,308	1,319	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	9/29/2028	524	504	524	(4)(9)(12)(16)(32)
					35,228	35,541
Higginbotham
HIG Intermediate, Inc.	Preferred Equity - Cumulative Preferred	N/A	N/A	50,000 Shares	49	50	(4)(33)
Higginbotham Insurance Agency, Inc.	First Lien Secured Debt - Term Loan	S+450, 1.00% Floor	6/11/2031	138,425	138,164	137,733	(15)
	First Lien Secured Debt - Delayed Draw	S+450, 1.00% Floor	6/11/2031	—	(141)	(190)	(4)(5)(12)(32)
					138,072	137,593
Hilb Group
Thg Acquisition, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	10/31/2031	89,254	88,476	88,362	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	10/31/2031	5,815	5,704	5,615	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/31/2031	1,317	1,233	1,217	(4)(9)(12)(15)(32)
					95,413	95,194
Howden Group
HIG Finance 2 Limited	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	4/18/2030	9,949	9,904	9,988	(8)(16)
Hyperion Refinance Sarl	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	2/15/2031	61,114	60,816	61,338	(8)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	2/15/2031	101,200	99,276	101,200	(4)(8)(10)(12)(16)(32)
					169,996	172,526

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Hub International
Hub International Limited	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	6/20/2030	21,129	21,153	21,263	(16)
ISC
IRIS Specialty Acquisition LLC	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	11/20/2032	214,754	213,698	213,680	(4)(8)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.50% Floor	11/20/2032	—	(89)	(90)	(4)(5)(8)(32)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	11/20/2032	—	(157)	(159)	(4)(5)(8)(11)(12)(32)
					213,452	213,431
Keystone
Koala Investment Holdings, Inc.	First Lien Secured Debt - Term Loan	S+425, 0.75% Floor	8/29/2032	95,436	94,517	94,482	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	8/29/2032	—	(88)	(184)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	8/29/2032	—	(78)	(82)	(4)(5)(12)(32)
					94,351	94,216
OneDigital
OneDigital Borrower LLC	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	7/2/2031	2,985	2,992	2,996	(16)
Patriot Growth Insurance Services
Patriot Growth Insurance Services, LLC	First Lien Secured Debt - Term Loan	S+515, 0.75% Floor	10/16/2028	31,489	31,489	31,489	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	10/16/2028	5,952	5,913	5,952	(4)(16)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	10/16/2028	—	—	—	(4)(12)(32)
					37,402	37,441
Safe-Guard
SG Acquisition, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	4/3/2030	90,030	89,032	90,030	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	4/3/2030	—	(41)	(29)	(4)(5)(9)(12)(32)
					88,991	90,001
Sedgwick
Sedgwick Claims Management Services, Inc.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	7/31/2031	11,467	11,443	11,516	(15)
Truist
Truist Insurance Holdings, LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	5/6/2031	32,649	32,578	32,744	(16)
	First Lien Secured Debt - Revolver	S+325, 0.00% Floor	5/6/2029	—	(381)	(435)	(4)(5)(12)(32)
					32,197	32,309
		Total Insurance			$1,107,258	$1,111,773
Interactive Media & Services
Adevinta
Aurelia Netherlands BV	First Lien Secured Debt - Term Loan	E+475, 0.00% Floor	5/29/2031	€212,000	$232,112	$249,765	(3)(4)(8)(9)(10)(21)
Twitter
X Corp	First Lien Secured Debt - Term Loan	9.50%	10/26/2029	56,512	55,010	56,422
	First Lien Secured Debt - Term Loan	S+675, 0.50% Floor	10/26/2029	29,650	29,056	29,195	(17)
					84,066	85,617
		Total Interactive Media & Services			$316,178	$335,382

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
IT Services
Astek
FINANCIERE ASTEK	First Lien Secured Debt - Term Loan	E+675, 0.00% Floor	4/25/2031	€50,293	$52,758	$58,366	(3)(4)(8)(9)(10)(20)
	First Lien Secured Debt - Delayed Draw	E+675, 0.00% Floor	4/25/2031	€20,626	21,637	23,933	(3)(4)(8)(9)(10)(12)(20)(32)
					74,395	82,299
Avenu Insights
ACP Avenu Buyer, LLC	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	10/2/2029	14,586	14,397	14,440	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	10/2/2029	2,658	2,569	2,536	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	10/2/2029	—	(61)	(61)	(4)(5)(9)(12)(32)
					16,905	16,915
Genesys Cloud
Greeneden U.S. Holdings II, LLC	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	1/30/2032	5,250	5,230	5,246	(15)
GrayMatter
Genius Bidco LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	5/1/2030	4,570	4,499	4,478	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	5/1/2030	—	(12)	(34)	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	5/1/2030	155	138	132	(4)(9)(12)(16)(32)
Genius Bidco LLC	Common Equity - Equity Unit	N/A	N/A	773 Units	77	48	(4)(9)(33)
					4,702	4,624
Vensure
Vensure Employer Services, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	9/27/2031	158,960	157,693	156,575	(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	9/27/2031	—	(36)	(38)	(4)(5)(9)(12)(32)
					157,657	156,537
Version 1
Investment Company 24 Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+490, 0.00% Floor	7/11/2029	£6,559	7,692	8,797	(3)(4)(8)(9)(18)
	First Lien Secured Debt - Term Loan	E+490, 0.00% Floor	7/11/2029	€4,029	3,994	4,711	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Delayed Draw	SONIA+490, 0.00% Floor	7/11/2029	£2,248	2,630	2,728	(3)(4)(8)(9)(12)(18)(32)
	First Lien Secured Debt - Delayed Draw	E+575, 0.00% Floor	7/11/2029	€—	—	(32)	(3)(4)(5)(8)(9)(10)(12)(32)
					14,316	16,204
VikingCloud
Bullcave Limited	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	8/6/2030	20,789	20,535	20,634	(4)(16)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/6/2030	2,632	2,585	2,602	(4)(12)(16)(32)
					23,120	23,236
		Total IT Services			$296,325	$305,061

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Leisure Products
Bowlero
Kingpin Intermediate Holdings LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	9/22/2032	$13,054	$12,959	$12,826	(8)(15)
	First Lien Secured Debt - Corporate Bond	7.25%	10/15/2032	15,042	14,523	14,263	(8)
					27,482	27,089
Lime
Neutron Holdings, Inc.	First Lien Secured Debt - Term Loan	10.00%	9/30/2026	75,000	74,583	75,000	(4)(9)
Peloton
Peloton Interactive, Inc.	First Lien Secured Debt - Term Loan	S+550, 0.00% Floor	5/30/2029	81,579	81,030	82,395	(8)(15)
		Total Leisure Products			$183,095	$184,484
Life Sciences Tools & Services
Cambrex
Cambrex Corp.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	3/5/2032	$116,518	$115,508	$116,518	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	3/5/2032	—	—	—	(4)(12)(32)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	3/6/2032	—	(77)	—	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	3/5/2032	872	737	872	(4)(12)(15)(32)
					116,168	117,390
Curia
Curia Global, Inc.	First Lien Secured Debt - Term Loan	S+300 Cash plus 3.25% PIK, 0.00% Floor	12/6/2029	204,841	201,838	199,208	(4)(16)
Parexel
Parexel International Corporation	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	12/12/2031	58,319	58,170	58,586	(15)
		Total Life Sciences Tools & Services			$376,176	$375,184
Machinery
Alliance Laundry Systems
Alliance Laundry Systems LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	8/19/2031	$16,775	$16,733	$16,867	(15)(16)
Arrowhead Engineered Products
Arrowhead Holdco Company	First Lien Secured Debt - Term Loan	S+265 Cash plus 2.75% PIK, 0.75% Floor	8/31/2028	10,444	10,444	7,755	(4)(16)
Carlisle Fluid Technologies
LSF12 Donnelly Bidco, LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	10/2/2029	14,663	14,407	14,418	(4)(9)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Circor
Cube Industrials Buyer, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	10/17/2031	24,317	24,225	24,504	(9)(16)
Duravant
Engineered Machinery Holdings, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	11/26/2032	20,000	19,907	20,153	(16)
Husky Holdings LLC
Husky Holdings LLC	First Lien Secured Debt - Delayed Draw	S+375, 0.00% Floor	2/15/2029	—	—	—	(8)(12)(32)
Husky Technologies
Titan Acquisition Ltd of Canada	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	2/15/2029	75,117	74,529	75,780	(8)(15)(16)
Ideal Tridon
Ideal Components Acquisition, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	6/30/2032	29,849	29,425	29,625	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	6/30/2032	—	(38)	(41)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	6/30/2032	611	547	576	(4)(12)(15)(32)
					29,934	30,160
JPW
JPW Industries Holding Corporation	First Lien Secured Debt - Term Loan	S+588, 2.00% Floor	11/22/2028	112,867	111,066	111,174	(4)(9)(16)
Milacron
IOTA HOLDINGS 3	First Lien Secured Debt - Term Loan	S+475, 0.00% Floor	3/31/2032	24,613	24,274	24,244	(4)(16)
	First Lien Secured Debt - Revolver	S+475, 0.00% Floor	3/31/2032	2,178	2,067	2,054	(4)(12)(16)(32)
					26,341	26,298
ProMach
Pro Mach Group, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	10/15/2032	33,647	33,563	33,899	(15)
SPX Flow
SPX Flow, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	4/5/2029	1,850	1,850	1,857	(15)
United Flow Technologies
Uft Buyer LLC	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	12/6/2032	67,723	67,053	67,045	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.50% Floor	12/6/2032	—	(123)	(124)	(4)(5)(32)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	12/6/2032	—	(92)	(93)	(4)(5)(32)
					66,838	66,828
		Total Machinery			$429,837	$429,693
Media
Accelerate360
Accelerate360 Holdings, LLC	First Lien Secured Debt - Term Loan	S+626, 1.00% Floor	2/11/2027	$79,487	$79,475	$79,288	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+626, 1.00% Floor	2/11/2027	24,956	24,956	24,842	(4)(9)(12)(16)(32)
					104,431	104,130

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Astound Broadband
Radiate Holdco, LLC	First Lien Secured Debt - Term Loan	1.50% PIK	9/25/2029	27,408	21,638	21,226	(15)
	First Lien Secured Debt - Term Loan	S+400, 1.00% Floor	6/26/2029	204	200	204	(16)
	First Lien Secured Debt - Delayed Draw	S+400, 1.00% Floor	6/26/2029	204	204	204	(12)(15)(32)
					22,042	21,634
DISH Network
EchoStar Corporation	First Lien Secured Debt - Corporate Bond	10.75%	11/30/2029	64,979	66,394	71,924	(8)
	First Lien Secured Debt - Convertible Bond	3.88%	11/30/2030	19,028	45,550	63,706	(8)
					111,944	135,630
Gannett
Gannett Holdings, LLC	First Lien Secured Debt - Term Loan	S+500, 1.50% Floor	10/15/2029	176,402	174,386	175,299	(16)
	First Lien Secured Debt - Delayed Draw	S+500, 1.50% Floor	10/15/2029	3,565	3,489	3,488	(8)(16)(32)
USA TODAY Co Inc	First Lien Secured Debt - Convertible Bond	6.00%	12/1/2031	500	525	706	(4)(8)
					178,400	179,493
Mari
Mari Events Midco LLC	First Lien Secured Debt - Term Loan	S+400, 1.00% Floor	10/1/2032	319,231	314,932	316,038	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+400, 1.00% Floor	10/1/2032	41,827	41,019	41,269	(4)(16)(32)
Mari Miami II LLC	First Lien Secured Debt - Term Loan	8.99% PIK	10/1/2032	65,139	64,674	64,651	(4)(16)
					420,625	421,958
Material+
Material Holdings, LLC	First Lien Secured Debt - Term Loan	9.77%	8/19/2027	6,531	5,955	2,923	(4)(16)(30)(32)
	First Lien Secured Debt - Term Loan	10.10%	8/19/2027	1,747	1,532	—	(4)(16)(30)
	First Lien Secured Debt - Delayed Draw	9.77%	8/19/2027	226	226	226	(4)(16)(30)(32)
					7,713	3,149
Wasserman Media Group
Wasserman Media Group LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	6/23/2032	6,983	6,949	7,026	(16)
Ziggo
Ziggo Financing Partnership	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	1/15/2033	15,000	14,707	14,920	(8)(17)
		Total Media			$866,811	$887,940

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Multi-Utilities
Congruex
Congruex Group LLC	First Lien Secured Debt - Term Loan	S+165 Cash plus 5.00% PIK, 0.75% Floor	5/3/2029	$31,367	$30,976	$25,530	(9)(16)
		Total Multi-Utilities			$30,976	$25,530
Oil, Gas & Consumable Fuels
AL GCX
AL GCX Holdings, LLC	First Lien Secured Debt - Term Loan	S+225, 0.50% Floor	12/17/2032	$15,659	$15,620	$15,693	(8)(15)
AL GCX Fund VIII
AL GCX Fund VIII Holdings LLC	First Lien Secured Debt - Term Loan	S+200, 0.50% Floor	1/30/2032	8,529	8,514	8,534	(15)
Brookfield Infrastructure Partners
BIP Pipeco Holdings LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	12/6/2030	9,063	9,088	9,094	(16)
CQP
CQP Holdco LP	First Lien Secured Debt - Term Loan	S+200, 0.50% Floor	12/31/2030	32,256	32,290	32,406	(16)
GIP Pilot
GIP Pilot Acquisition Partners, L.P.	First Lien Secured Debt - Term Loan	S+200, 0.00% Floor	10/4/2030	1,959	1,970	1,966	(16)
Sempra
BX Frontier Member I LLC	First Lien Secured Debt - Delayed Draw	5.86%	12/31/2060	34,357	34,357	34,222	(4)(8)(32)
Stonepeak Bayou
Stonepeak Bayou Holdings LP	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	10/1/2032	16,500	16,207	14,974	(16)
WhiteWater DBR
WhiteWater DBR HoldCo LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	3/3/2031	9,195	9,219	9,262	(16)
		Total Oil, Gas & Consumable Fuels			$127,265	$126,151
Paper & Forest Products
48forty Solutions
Alpine Acquisition Corp II	First Lien Secured Debt - Term Loan	9.94%	11/30/2029	$7,553	$7,256	$3,021	(4)(16)(30)
BiOrigin Specialty
Complete Paper Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	2/4/2031	19,850	19,588	19,451	(4)(16)
		Total Paper & Forest Products			$26,844	$22,472

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Personal Care Products
Advantice Health
Jazz AH Holdco, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	4/2/2029	$6,966	$6,966	$6,866	(4)(17)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	4/2/2029	118	118	116	(4)(16)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	4/2/2029	240	232	228	(4)(12)(17)(32)
					7,316	7,210
Arcadia
ACP Tara Holdings, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	12/15/2032	22,000	21,945	22,151	(16)
Dr. Scholls
DRS Holdings III, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	11/1/2028	21,062	20,976	20,957	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	11/1/2028	—	(5)	(7)	(4)(5)(9)(12)(32)
					20,971	20,950
Heat Makes Sense
Amika OpCo LLC	First Lien Secured Debt - Term Loan	S+590, 0.75% Floor	7/1/2029	34,300	33,850	34,300	(4)(9)(17)
	First Lien Secured Debt - Term Loan	S+540, 0.75% Floor	7/1/2029	7,891	7,797	7,891	(4)(9)(17)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	7/1/2028	—	(14)	—	(4)(5)(9)(12)(32)
Ishtar Co-Invest-B LP	Common Equity - Stock	N/A	N/A	39 Shares	22	—	(4)(9)(33)
Oshun Co-Invest-B LP	Common Equity - Stock	N/A	N/A	11 Shares	11	—	(4)(9)(33)
					41,666	42,191
KDC
KDC/ONE Development Corporation, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	8/15/2028	49,678	49,284	49,120	(15)
PDC Brands
Parfums Holding Company, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	6/27/2030	163,086	161,786	161,863	(16)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	6/27/2029	—	(72)	(77)	(4)(5)(9)(11)(12)(32)
					161,714	161,786
RoC Skincare
RoC Holdco LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	2/21/2031	25,162	24,758	24,910	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	2/21/2031	8,293	8,235	8,210	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	2/21/2030	—	(61)	(44)	(4)(5)(9)(12)(32)
					32,932	33,076
Suave
Silk Holdings III Corp.	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	12/3/2032	213,944	211,740	211,804	(4)(9)(15)(16)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	12/3/2032	3,035	2,885	2,883	(4)(9)(12)(15)(32)
					214,625	214,687
		Total Personal Care Products			$550,453	$551,171

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Pharmaceuticals
Alcresta
Alcresta Holdings, LP	Preferred Equity - Preferred Stocks	N/A	N/A		116 Shares	$116	$81	(4)(9)(33)
	Common Equity - Equity Unit	N/A	N/A		1,176 Units	1	120	(4)(9)(33)
Alcresta Therapeutics Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	3/12/2030		8,688	8,558	8,601	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	3/12/2031		58	47	49	(4)(9)(12)(16)(32)
						8,722	8,851
Avid Bioservices
Space Finco, Inc.	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	2/5/2032		14,819	14,618	14,597	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+575, 1.00% Floor	2/5/2032		—	(112)	(255)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+575, 1.00% Floor	2/5/2031		—	(128)	(150)	(4)(5)(12)(32)
Space Parent, LP	Preferred Equity - Preferred Stocks	N/A	N/A		99,000 Shares	99	99	(4)(33)
	Common Equity - Stock	N/A	N/A		1,000 Shares	1	1	(4)(33)
						14,478	14,292
Catalent
Creek Parent, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	12/18/2031		200,879	197,759	198,870	(15)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	12/18/2031		—	(435)	(291)	(4)(5)(9)(12)(32)
						197,324	198,579
Eversana
LSCS Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	3/4/2032		37,442	37,055	36,755	(16)
Genmab
GENMAB A/S/GENMAB FINANCE LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	12/12/2032		45,000	44,776	45,267	(8)(10)(16)
	First Lien Secured Debt - Corporate Bond	6.25%	12/15/2032		10,254	10,254	10,526	(8)
						55,030	55,793
Karo
Kairos Intermediateco AB	First Lien Secured Debt - Term Loan	E+475, 0.00% Floor	8/26/2032		€66,673	77,162	77,963	(3)(4)(8)(9)(10)(21)
	First Lien Secured Debt - Term Loan	N+475, 0.00% Floor	8/26/2032	Nkr	614,359	60,371	60,644	(3)(4)(8)(9)(10)(29)
	First Lien Secured Debt - Term Loan	SONIA+475, 0.00% Floor	8/26/2032		£43,708	58,633	58,622	(3)(4)(8)(9)(10)(18)
	First Lien Secured Debt - Delayed Draw	E+475, 0.00% Floor	8/26/2032		€—	706	(157)	(3)(4)(5)(8)(9)(10)(32)
						196,872	197,072
PAI
Pai Middle Tier, LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	2/13/2032		24,626	24,292	24,341	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	2/13/2032		750	681	691	(4)(9)(12)(16)(32)
PAI Co-Investor FT Aggregator LLC	Common Equity - Stock	N/A	N/A		100 Shares	100	106	(4)(9)(33)
						25,073	25,138

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Sharp Services
Sharp Services LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	9/29/2032		7,500	7,464	7,538	(16)
TerSera Therapeutics
TerSera Therapeutics LLC	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	4/4/2029		16,581	16,330	16,581	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+575, 1.00% Floor	4/4/2029		—	(18)	—	(4)(5)(9)(12)(32)
						16,312	16,581
		Total Pharmaceuticals				$558,330	$560,599
Professional Services
Alix Partners
AlixPartners, LLP	First Lien Secured Debt - Term Loan	S+200, 0.00% Floor	8/12/2032		$10,000	$9,964	$10,029	(15)
BDO USA
BDO USA, P.A.	First Lien Secured Debt - Term Loan	S+500, 2.00% Floor	8/31/2028		192,309	190,039	191,847	(16)
	First Lien Secured Debt - Term Loan	S+450, 2.00% Floor	8/31/2028		34,129	33,807	33,645	(4)(9)(16)
						223,846	225,492
Citation Group
Rocket Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+475, 0.00% Floor	1/15/2032		£85,925	104,261	115,534	(3)(4)(8)(10)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+475, 0.00% Floor	1/15/2032		£3,689	4,582	4,877	(3)(4)(8)(10)(18)(25)(32)
	First Lien Secured Debt - Delayed Draw	BBSW+475, 0.00% Floor	1/15/2032	A$	4,737	3,110	3,153	(3)(4)(8)(10)(32)
						111,953	123,564
CohnReznick
CohnReznick Advisory LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	3/31/2032		8,590	8,553	8,649	(16)
	First Lien Secured Debt - Delayed Draw	S+350, 0.00% Floor	3/31/2032		—	(6)	—	(5)(12)(32)
						8,547	8,649
EAB
EAB Global, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	8/16/2030		58,755	58,548	52,387	(15)
	First Lien Secured Debt - Revolver	S+275, 0.00% Floor	5/16/2028		4,200	4,169	3,488	(4)(12)(15)(32)
						62,717	55,875
Escalent
M&M OPCO, LLC	First Lien Secured Debt - Term Loan	S+600, 1.00% Floor	4/7/2029		9,167	8,993	9,052	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	4/7/2029		—	(8)	(6)	(4)(5)(9)(12)(32)
						8,985	9,046
FGS Global
Kite Bidco Inc.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	11/25/2031		61,788	60,970	60,861	(4)(10)(17)
	First Lien Secured Debt - Delayed Draw	S+450, 0.00% Floor	9/20/2031		—	(96)	(228)	(4)(5)(10)(12)(32)
						60,874	60,633

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
G&A
G&A Partners Holding Company II, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	3/3/2031	26,295	25,983	26,229	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	3/1/2031	2,532	2,464	2,519	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	3/1/2030	—	(25)	(4)	(4)(5)(9)(12)(32)
					28,422	28,744
Grant Thornton Advisors
Grant Thornton Advisors Holdings LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	6/2/2031	69,323	69,214	69,574	(15)
Grant Thornton UK
Pacioli UK Midco Limited	First Lien Secured Debt - Term Loan	SONIA+500, 0.00% Floor	4/14/2032	£109,980	142,692	146,024	(3)(4)(8)(9)(10)(18)
Kroll
Deerfield Dakota Holding, LLC	First Lien Secured Debt - Term Loan	S+575 Cash plus 2.75% PIK, 0.75% Floor	9/13/2032	105,565	104,519	104,510	(4)(16)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	9/13/2032	—	(98)	(98)	(4)(5)(12)(32)
					104,421	104,412
Legends
Legends Hospitality Holding Company, LLC	First Lien Secured Debt - Term Loan	S+275 Cash plus 2.75% PIK, 0.75% Floor	8/22/2031	100,699	99,047	99,692	(4)(9)(10)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	8/22/2031	4,763	4,687	4,705	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/22/2030	3,746	3,565	3,631	(4)(9)(12)(15)(32)
					107,299	108,028
VFS Global
Speed Midco 3 S.A R.L.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	10/7/2032	12,500	12,470	12,566	(8)(9)(17)
Waystone
Sigma Irish Acquico Limited	First Lien Secured Debt - Term Loan	E+525, 0.00% Floor	3/19/2032	€67,460	72,197	78,685	(3)(4)(8)(10)(20)
	First Lien Secured Debt - Term Loan	S+525, 0.00% Floor	3/19/2032	70,821	69,524	70,290	(4)(8)(10)(15)
	First Lien Secured Debt - Delayed Draw	E+525, 0.00% Floor	3/19/2032	€6,856	7,962	7,996	(3)(4)(8)(10)(12)(32)
	First Lien Secured Debt - Delayed Draw	S+525, 0.00% Floor	3/19/2032	—	(147)	(124)	(3)(4)(5)(8)(10)(12)(32)
					149,536	156,847
		Total Professional Services			$1,100,940	$1,119,483
Real Estate Management & Development
Associa
Associations Inc.	First Lien Secured Debt - Term Loan	S+676, 1.00% Floor	7/2/2028	$21,316	$21,279	$21,262	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+676, 1.00% Floor	7/2/2028	3,100	3,089	3,085	(4)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+676, 1.00% Floor	7/2/2028	—	(1)	—	(4)(5)(12)(32)
					24,367	24,347

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Hispania
Neinor DMP BidCo, S.A.U.	First Lien Secured Debt - Delayed Draw	E+525, 2.00% Floor	12/31/2029	€—	225	(254)	(3)(4)(5)(8)(10)(32)
	First Lien Secured Debt - Corporate Bond	E+530, 2.00% Floor	12/31/2029	€31,153	35,932	36,062	(3)(4)(8)(10)(20)
					36,157	35,808
Pritchard Industries
Pritchard Industries, LLC	First Lien Secured Debt - Term Loan	S+590, 0.75% Floor	10/13/2027	6,256	6,256	6,005	(4)(16)
		Total Real Estate Management & Development			$66,780	$66,160
Semiconductors & Semiconductor Equipment
Softbank ARM Loan
Kronos I UK Ltd	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	9/21/2027	$12,500	$12,500	$12,500	(4)(8)(9)(10)(16)
	First Lien Secured Debt - Delayed Draw	S+225, 0.00% Floor	8/21/2027	12,500	12,469	12,500	(4)(8)(9)(10)(16)
		Total Semiconductors & Semiconductor Equipment			$24,969	$25,000
Software
Accela
Accela, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	9/3/2030	$18,149	$17,880	$18,149	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+600, 0.75% Floor	9/3/2030	—	(23)	—	(4)(5)(9)(12)(32)
					17,857	18,149
Access Group
Armstrong Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	6/28/2029	£27,600	33,164	35,064	(3)(4)(8)(18)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	6/28/2029	£14,400	17,317	18,294	(3)(4)(8)(18)
					50,481	53,358
Alteryx
Azurite Intermediate Holdings, Inc.	First Lien Secured Debt - Term Loan	S+600, 0.75% Floor	3/19/2031	20,144	19,899	20,093	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+600, 0.75% Floor	3/19/2031	45,781	45,235	45,667	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+650, 0.75% Floor	3/19/2031	—	(82)	(18)	(4)(5)(9)(12)(32)
					65,052	65,742
AMAG
SRP Eagle Buyer Inc.	First Lien Secured Debt - Term Loan	S+500, 1.50% Floor	12/8/2031	30,000	29,703	29,700	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 1.50% Floor	12/8/2031	—	(176)	(88)	(4)(5)(32)
	First Lien Secured Debt - Revolver	S+500, 1.50% Floor	12/8/2031	—	(106)	(106)	(4)(5)(12)(32)
					29,421	29,506
Anaplan
Anaplan, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	6/21/2029	237,914	237,914	237,914	(16)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	6/21/2028	—	—	—	(4)(12)(32)
					237,914	237,914

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Avalara
Avalara, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	3/26/2032	33,470	33,294	33,653	(16)
Avetta
Artifact Bidco, Inc.	First Lien Secured Debt - Term Loan	S+415, 0.50% Floor	7/28/2031	63,399	62,867	63,399	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+415, 0.50% Floor	7/28/2031	—	(62)	—	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+415, 0.50% Floor	7/26/2030	—	(85)	—	(4)(5)(9)(12)(32)
					62,720	63,399
Beeline
IQN Holding Corp.	First Lien Secured Debt - Term Loan	S+263 Cash plus 3.13% PIK, 0.75% Floor	5/2/2029	70,945	70,470	69,881	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	5/2/2028	2,746	2,729	2,682	(4)(9)(12)(16)(32)
					73,199	72,563
BMC Software
Boxer Parent Company Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	7/30/2031	18,115	18,083	18,089	(16)
CINC Systems
1475 Holdings, LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	1/18/2030	6,254	6,177	6,233	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+575, 0.75% Floor	1/18/2030	—	(15)	(4)	(4)(5)(9)(12)(32)
					6,162	6,229
Clanwilliam
Tribe Bidco Limited	First Lien Secured Debt - Term Loan	E+525, 0.00% Floor	9/13/2032	€53,893	62,413	62,385	(3)(4)(8)(10)(21)
	First Lien Secured Debt - Delayed Draw	E+525, 0.00% Floor	9/13/2032	€1,397	1,904	1,237	(3)(4)(8)(10)(12)(21)(32)
	First Lien Secured Debt - Revolver	E+525, 0.00% Floor	3/12/2032	€233	388	112	(3)(4)(8)(10)(12)(20)(32)
					64,705	63,734
Cohesity
Clover Holdings 2, LLC	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	12/9/2031	40,310	39,867	40,392	(15)
CompTIA
Endor Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	1/9/2032	37,406	37,071	37,032	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	1/9/2032	—	(36)	(84)	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	1/9/2032	—	(36)	(42)	(4)(5)(9)(12)(32)
					36,999	36,906
Couchbase
Cascade Intermediate II, Inc.	First Lien Secured Debt - Term Loan	13.00% PIK	9/24/2033	23,245	22,795	22,780	(4)
Cascade Parent Inc.	First Lien Secured Debt - Term Loan	S+575, 0.50% Floor	9/24/2031	152,685	150,460	150,395	(4)(15)
	First Lien Secured Debt - Revolver	S+575, 0.50% Floor	9/24/2030	—	(193)	(204)	(4)(5)(11)(12)(32)
					173,062	172,971

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Coupa Software
Coupa Software Incorporated	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	2/27/2030		54,455	53,529	54,727	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+550, 0.75% Floor	2/27/2030		—	(37)	—	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	2/27/2029		—	(50)	—	(4)(5)(9)(12)(32)
						53,442	54,727
Databricks
Databricks, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	1/3/2031		124,873	124,346	127,058	(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.00% Floor	1/3/2031		—	(11)	—	(5)(12)(32)
	First Lien Secured Debt - Delayed Draw	S+450, 0.00% Floor	1/5/2032		—	—	—	(4)(12)(32)
						124,335	127,058
Enverus
Edition Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	12/18/2032		265,239	264,117	264,246	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	12/18/2032		—	(72)	(72)	(4)(5)(32)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	12/20/2032		—	(135)	(135)	(4)(5)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	12/18/2032		—	(101)	(101)	(4)(5)(12)(32)
						263,809	263,938
Everbridge
Everbridge Holdings, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	7/2/2031		60,867	60,639	61,475	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	7/2/2031		5,965	5,934	6,025	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	7/2/2031		—	(24)	—	(4)(5)(9)(12)(32)
						66,549	67,500
Forterro
Forterro Group AB	First Lien Secured Debt - Term Loan	E+475, 0.00% Floor	7/9/2029		€10,049	10,099	11,780	(3)(4)(8)(9)(21)
	First Lien Secured Debt - Term Loan	SARON+475, 0.00% Floor	7/9/2029	₣	4,430	4,715	5,579	(3)(4)(8)(9)(22)
	First Lien Secured Debt - Term Loan	SONIA+475, 0.00% Floor	7/9/2029		£3,847	4,925	5,172	(3)(4)(8)(9)(18)
	First Lien Secured Debt - Term Loan	STIBOR+475, 0.00% Floor	7/9/2029	Skr	35,658	3,340	3,863	(3)(4)(8)(9)(23)
	First Lien Secured Debt - Delayed Draw	E+475, 0.00% Floor	7/9/2029		€29,608	31,251	34,503	(3)(4)(8)(9)(10)(12)(21)(32)
						54,330	60,897
Fortnox
OMEGA II AB	First Lien Secured Debt - Term Loan	STIBOR+475, 0.00% Floor	6/18/2032	Skr	658,610	67,829	71,180	(3)(4)(8)(10)(23)
	First Lien Secured Debt - Delayed Draw	STIBOR+475, 0.00% Floor	6/18/2032	Skr	—	(581)	(97)	(3)(4)(5)(8)(10)(12)(32)
						67,248	71,083

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
G2CI
Evergreen IX Borrower 2023, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	9/30/2030	121,559	119,623	121,559	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/1/2029	—	(159)	—	(4)(5)(9)(12)(32)
					119,464	121,559
HHAeXchange
Homecare Software Solutions LLC	First Lien Secured Debt - Term Loan	S+263 Cash plus 2.93% PIK, 0.00% Floor	6/14/2031	77,720	77,720	77,720	(4)(15)
Infoblox
Delta Topco, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	11/30/2029	7,035	7,032	7,011	(15)
Instem
Ichor Management Limited	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	12/7/2029	9,093	8,929	8,865	(4)(8)(9)(17)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	12/7/2029	4,099	4,062	3,997	(4)(8)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	12/7/2029	1,712	1,561	1,662	(4)(8)(9)(12)(17)(32)
					14,552	14,524
Iris Software
Elements Finco Limited	First Lien Secured Debt - Term Loan	SONIA+300 Cash plus 2.25% PIK, 0.00% Floor	12/19/2031	£32,727	41,193	43,674	(3)(4)(8)(10)(18)
Jeppesen
JEPPESEN HOLDINGS, LLC	First Lien Secured Debt - Term Loan	S+475, 0.50% Floor	11/1/2032	193,563	192,138	192,112	(4)(16)
	First Lien Secured Debt - Revolver	S+475, 0.50% Floor	11/1/2032	—	(73)	(75)	(4)(5)(12)(32)
					192,065	192,037
Kaseya
Kaseya Inc	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	3/20/2032	24,813	24,702	24,864	(15)
	First Lien Secured Debt - Revolver	S+325, 0.00% Floor	3/20/2030	—	(11)	(15)	(5)(12)(32)
					24,691	24,849
Medallia
Medallia, Inc.	First Lien Secured Debt - Term Loan	S+244 Cash plus 3.66% PIK, 0.75% Floor	10/29/2028	41,131	40,712	30,026	(4)(9)(17)
M-Files
MetaTiedot Midco S.a.r.l.	First Lien Secured Debt - Term Loan	E+500, 0.75% Floor	11/27/2031	€21,178	22,084	24,888	(3)(4)(8)(20)
	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	11/27/2031	15,859	15,649	15,740	(4)(8)(16)
	First Lien Secured Debt - Delayed Draw	E+500, 0.75% Floor	11/27/2031	€1,891	1,939	2,223	(3)(4)(8)(12)(20)(32)
	First Lien Secured Debt - Revolver	E+500, 0.75% Floor	11/27/2030	€4,287	4,469	4,988	(3)(4)(8)(12)(20)(32)
					44,141	47,839

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
Mitchell
Mitchell International, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	6/17/2031		49,928	49,729	50,153	(15)
mPulse
mPulse Mobile, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	8/26/2032		32,308	31,997	31,985	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	8/26/2032		—	(15)	(31)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	8/26/2032		—	(44)	(46)	(4)(5)(12)(32)
						31,938	31,908
MYOB
MYOB US Borrower LLC	First Lien Secured Debt - Term Loan	BBSW+575 Cash plus 3.00% PIK, 0.75% Floor	6/6/2030	A$	156,118	100,095	102,362	(3)(4)(8)(9)(10)(25)
New Relic
Crewline Buyer, Inc.	First Lien Secured Debt - Term Loan	S+675, 1.00% Floor	11/8/2030		66,900	65,561	66,900	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	11/8/2030		—	(76)	—	(4)(5)(9)(12)(32)
						65,485	66,900
Paessler
Blitz 24-34 GmbH	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	5/3/2031		47,185	46,797	47,067	(4)(8)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	5/3/2030		—	(27)	(18)	(4)(5)(8)(12)(32)
						46,770	47,049
Qlik
Project Alpha Intermediate Holding, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	10/26/2030		—	—	—	(16)
Qualtrics
Quartz Acquireco, LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	6/28/2030		787	784	787	(16)
Quorum
QBS Parent, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	6/3/2032		158,322	157,620	157,532	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	6/3/2032		—	—	(109)	(4)(5)(9)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	6/3/2032		1,741	1,657	1,645	(4)(9)(11)(12)(15)(32)
						159,277	159,068

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Redwood
Runway Bidco, LLC	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	12/17/2031	165,895	164,424	164,237	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	12/17/2031	—	(177)	(415)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 0.50% Floor	12/17/2031	—	(177)	(208)	(4)(5)(12)(32)
					164,070	163,614
Relativity
Relativity ODA LLC	First Lien Secured Debt - Term Loan	S+450, 1.00% Floor	5/12/2029	29,262	28,875	29,117	(4)(15)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	5/12/2029	—	(33)	(13)	(4)(5)(12)(32)
					28,842	29,104
Solera
Polaris Newco, LLC	First Lien Secured Debt - Term Loan	S+401, 0.50% Floor	6/2/2028	53,262	52,901	51,485	(16)
Storable
Storable Inc	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	4/16/2031	23,572	23,485	23,714	(15)
Sunfire
Spark Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	4/1/2031	8,541	8,401	8,583	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	4/1/2030	—	(20)	—	(4)(5)(9)(12)(32)
					8,381	8,583
Trading Technologies
Trading Technologies International, Inc.	First Lien Secured Debt - Term Loan	S+425, 0.50% Floor	11/4/2032	43,243	43,189	43,189	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+425, 0.50% Floor	11/4/2032	10,811	10,797	10,797	(4)(16)
	First Lien Secured Debt - Revolver	S+425, 0.50% Floor	11/4/2032	—	(8)	(8)	(4)(5)(12)(32)
					53,978	53,978
Uniguest
Uniguest Holdings, Inc	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	11/27/2030	48,164	47,547	47,490	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	11/27/2030	—	(115)	(262)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/27/2030	—	(57)	(65)	(4)(5)(12)(32)
					47,375	47,163

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Veeam Software
VS Buyer, LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	4/12/2031	18,604	18,463	18,709	(16)
Verscend
Cotiviti, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	5/1/2031	51,133	50,396	49,258	(8)(15)
	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	3/26/2032	46,056	45,501	44,329	(8)(15)
					95,897	93,587
VIP
Vamos Bidco, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.50% Floor	1/30/2032	66,494	65,896	65,829	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	1/30/2032	—	(121)	(278)	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 0.50% Floor	1/30/2032	—	(73)	(84)	(4)(5)(12)(32)
					65,702	65,467
X.AI
X.AI LLC	First Lien Secured Debt - Term Loan	12.50%	6/28/2030	24,634	24,649	25,946	(8)
	First Lien Secured Debt - Corporate Bond	12.50%	6/30/2030	4,360	4,360	4,656	(8)
					29,009	30,602
Zafin
Zafin Labs Americas Incorporated	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	2/14/2031	12,500	12,334	12,358	(4)(8)(9)(16)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	2/14/2031	—	(32)	(29)	(4)(5)(8)(9)(12)(32)
					12,302	12,329
Zendesk
Zendesk, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	11/22/2028	127,491	126,165	127,172	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	11/22/2028	21,322	21,016	21,269	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	11/22/2028	—	(130)	(34)	(4)(5)(9)(12)(32)
					147,051	148,407
		Total Software			$3,301,633	$3,322,016

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Specialty Retail
CONSTELLATION AUTOMOTIVE
BBD Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+625, 0.00% Floor	3/21/2031	£21,455	$27,474	$28,921	(3)(4)(8)(10)(18)
	First Lien Secured Debt - Term Loan	E+625, 0.00% Floor	4/3/2031	€8,869	9,494	10,527	(3)(4)(8)(10)(21)
					36,968	39,448
EG Group
EG America, LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	2/7/2028	5,015	5,008	5,041	(8)(16)
EG Global Finance PLC	First Lien Secured Debt - Corporate Bond	S+750, 0.50% Floor	11/30/2028	118,022	115,162	125,398	(4)(8)(14)
					120,170	130,439
Golden Hippo
Altern Marketing, LLC	First Lien Secured Debt - Term Loan	S+500, 2.00% Floor	6/13/2028	54,205	53,864	54,341	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+500, 2.00% Floor	6/13/2028	—	(95)	—	(4)(5)(9)(12)(32)
					53,769	54,341
PetSmart
PetSmart LLC	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	8/18/2032	18,746	18,570	18,693	(15)
S&S
S&S Holdings LLC	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	10/1/2031	58,166	57,099	57,331	(15)
Skechers
Beach Acquisition Bidco LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	9/12/2032	14,000	13,966	14,131	(16)
Tailored Brands
The Men's Wearhouse, LLC	First Lien Secured Debt - Term Loan	S+575, 0.00% Floor	2/26/2029	52,142	51,181	52,402	(16)
Varsity Brands
Varsity Brands, LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	8/26/2031	67,163	66,764	67,488	(9)(16)
		Total Specialty Retail			$418,487	$434,273
Technology Hardware, Storage & Peripherals
Biamp
Biamp	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	4/30/2030	$41,230	$40,591	$39,590	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	4/30/2030	—	(87)	(239)	(4)(5)(9)(12)(32)
					40,504	39,351

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Service Express
Victors Purchaser, LLC	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	12/23/2032	183,061	182,133	182,604	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.50% Floor	12/23/2032	—	(127)	(57)	(4)(5)(32)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	12/23/2032	2,193	2,047	2,129	(4)(12)(15)(32)
					184,053	184,676
Valor
VCI Asset Holdings 1 LLC	First Lien Secured Debt - Term Loan	10.00%	11/20/2030	249,464	246,972	246,971	(4)
	Common Equity - Membership Interest	N/A	N/A	13,750,397 Units	13,750	13,750	(4)(8)(33)
					260,722	260,721
		Total Technology Hardware, Storage & Peripherals			$485,279	$484,748
Textiles, Apparel & Luxury Goods
Authentic Brands
ABG Intermediate Holdings 2 LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	12/21/2028	$57,538	$57,329	$57,696	(15)
	First Lien Secured Debt - Delayed Draw	S+225, 0.00% Floor	2/14/2032	29,169	29,103	29,231	(15)
					86,432	86,927
Gruppo Florence
Made in Italy 2 S.P.A.	First Lien Secured Debt - Corporate Bond	E+700, 0.00% Floor	10/17/2030	€74,500	77,339	77,921	(3)(4)(8)(9)(21)
Iconix Brand Group
IBG Borrower LLC	First Lien Secured Debt - Term Loan	S+515, 1.00% Floor	8/22/2029	135,466	134,118	132,756	(4)(9)(16)
	First Lien Secured Debt - Term Loan	S+515, 1.00% Floor	8/22/2031	79,669	78,074	78,075	(4)(9)(16)
					212,192	210,831
		Total Textiles, Apparel & Luxury Goods			$375,963	$375,679
Trading Companies & Distributors
Lindstrom, LLC
Lindstrom, LLC	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	12/30/2032	$40,000	$39,400	$39,400	(4)(17)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	12/30/2032	3,665	3,515	3,515	(4)(12)(16)(32)
					42,915	42,915

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)	Cost (34)	Fair Value (1)(35)
Meritus Gas Partners
MGP Holdings III Corp.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	3/1/2030	28,196	27,791	27,773	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	3/1/2030	9,680	9,543	9,503	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	P+425, 1.00% Floor	3/1/2030	218	190	189	(4)(9)(12)(24)(32)
					37,524	37,465
ORS Nasco
WC ORS Buyer, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	8/7/2031	96,211	94,964	95,249	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	8/7/2031	14,258	14,080	14,116	(4)(9)(16)
	First Lien Secured Debt - Revolver	P+500, 0.75% Floor	8/7/2031	2,582	2,407	2,439	(4)(9)(12)(16)(24)(32)
WC ORS Holdings, L.P.	Common Equity - Limited Partnership	N/A	N/A	90,443 Units	90	160	(4)(9)(33)
					111,541	111,964
		Total Trading Companies & Distributors			$191,980	$192,344
Transportation Infrastructure
Alliance Ground International
AGI-CFI Holdings, Inc.	First Lien Secured Debt - Term Loan	S+490, 0.75% Floor	6/11/2027	$17,992	$17,922	$17,902	(4)(16)
Amey
Project Ardent Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+550, 0.00% Floor	11/12/2031	£125,384	157,251	166,054	(3)(4)(8)(10)(18)
Eagle Railcar
Elk Bidco, Inc	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	6/14/2032	112,376	111,849	113,220	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.50% Floor	6/14/2032	—	(54)	—	(4)(5)(12)(32)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	6/14/2032	—	(97)	—	(4)(5)(12)(32)
					111,698	113,220
GAT
GAT-Airline Ground Support Inc	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	5/9/2029	15,010	14,847	15,010	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	5/9/2029	3,484	3,438	3,483	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	P+525, 1.00% Floor	5/9/2029	635	611	635	(4)(9)(12)(16)(24)(32)
					18,896	19,128

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry/Company (31)	Investment Type	Interest Rate (13)	Maturity Date	Par/Shares/Units (3)		Cost (34)	Fair Value (1)(35)
GSI
Geotechnical Merger Sub, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	10/15/2031		67,411	66,826	67,242	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	10/15/2031		12,234	12,077	12,172	(4)(9)(12)(16)(32)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	10/15/2031		2,185	2,106	2,161	(4)(9)(12)(16)(32)
						81,009	81,575
NARS
North American Rail Solutions LLC	First Lien Secured Debt - Term Loan	C+475, 1.00% Floor	8/29/2031	C$	38,964	28,100	28,132	(3)(4)(9)(26)
	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	8/29/2031		8,728	8,644	8,649	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	C+475, 1.00% Floor	8/29/2031	C$	—	(9)	(16)	(3)(4)(5)(9)(12)(32)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	8/29/2031		—	(10)	(20)	(4)(5)(9)(12)(32)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	8/29/2031		264	249	250	(4)(9)(12)(15)(32)
	First Lien Secured Debt - Revolver	C+475, 1.00% Floor	8/29/2031	C$	—	(47)	(45)	(3)(4)(5)(9)(12)(32)
						36,927	36,950
Signature Aviation
Brown Group Holding, LLC	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	7/1/2031		18,627	18,576	18,742	(15)(16)
		Total Transportation Infrastructure				$442,279	$453,571
Wireless Telecommunication Services
Consumer Cellular
CCI Buyer, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	5/13/2032		$94,529	$93,683	$94,765	(4)(16)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	5/13/2032		—	(50)	—	(4)(5)(12)(32)
		Total Wireless Telecommunication Services				$93,633	$94,765

		Total Investments before Cash Equivalents				$24,414,425	$24,515,628	(2)(6)(31)
Goldman Sachs Financial Square Government Fund Institutional		N/A	N/A		$227,502	$227,502	$227,502	(7)
		Total Investments after Cash Equivalents				$24,641,927	$24,743,130

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Derivative Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Footnote Reference
Interest rate swap (a)	6.90%	S+270	4/13/2029	$325,000	Note 5
Interest rate swap (a)	6.70%	S+280	7/29/2031	$300,000	Note 5
Interest rate swap (a)	3.67%	3M SOFR	12/21/2027	$82,000	Note 5
Interest rate swap (a)	3.65%	3M SOFR	1/19/2028	$18,000	Note 5
Interest rate swap (b)	7.02%	ESTR+372	9/28/2026	€90,000	Note 5
Interest rate swap (a)	6.90%	S+271	4/13/2029	$325,000	Note 5
Interest rate swap (a)	5.86%	S+267	4/13/2029	$350,000	Note 5
Interest rate swap (a)	6.70%	S+280	7/29/2031	$300,000	Note 5
Interest rate swap (a)	8.54%	S+418	9/28/2026	$226,000	Note 5
Interest rate swap (a)	8.62%	S+456	9/28/2028	$325,000	Note 5
Interest rate swap (a)	6.35%	S+239	7/29/2031	$400,000	Note 5
Interest rate swap (a)	6.55%	S+218	3/15/2032	$500,000	Note 5
Interest rate swap (a)	5.88%	3M SOFR + 220.7	8/30/2030	$400,000	Note 5
Interest rate swap (a)	5.66%	3M SOFR + 220.45	8/30/2030	$100,000	Note 5
Interest rate swap (a)	5.20%	3M SOFR	12/8/2028	$400,000	Note 5

Derivative Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Footnote Reference
Currency swap (c)	S+45.5	KRW-CD 91D	5/12/2026	$81,450	Note 5
Currency swap (c)	S+46.4	KRW-CD 91D	5/12/2026	$60,988	Note 5

(a)
Bears interest at a rate determined by three-month SOFR (as defined below). The interest rate locked two business days prior to settlement of the interest rate swaps. The three-month SOFR is 3.65% on December 31, 2025.
(b)
Bears interest at a rate determined by 1 day Euro Short Term Rate. The interest rate locked two business days prior to settlement of the interest rate swaps. The 1 day Euro Short Term Rate ("ESTRON") is 1.92% on December 31, 2025.
(c)
Bears interest at a rate determined by SOFR and three-month Korean InterBank Offered Rate ("KORIBOR"). The interest rates locked two business days and one business day for SOFR and three-month KORIBOR, respectively, prior to settlement of the currency swaps. The SOFR and the three-month KORIBOR are 3.87% and 2.82%, respectively, on December 31, 2025.

Derivative Instrument	Settlement Date	Notional amount to be purchased		Notional amount to be sold		Footnote Reference
Foreign currency forward contract	3/18/2026		$327,762	A$	492,086	Note 5
Foreign currency forward contract	3/18/2026	A$	2,641		$1,755	Note 5
Foreign currency forward contract	3/18/2026		$43,933	C$	60,342	Note 5
Foreign currency forward contract	3/18/2026		$5,880	₣	4,630	Note 5
Foreign currency forward contract	3/18/2026	₣	90		$113	Note 5
Foreign currency forward contract	3/18/2026		$1,438,616		€1,224,663	Note 5
Foreign currency forward contract	3/18/2026		$2,073,688		£1,555,675	Note 5
Foreign currency forward contract	3/18/2026		$14,739		¥2,275,479	Note 5
Foreign currency forward contract	3/18/2026		$61,976	Nkr	625,881	Note 5
Foreign currency forward contract	3/18/2026		$75,280	Skr	692,598	Note 5

(1)
Fair value is determined in good faith by or under the direction of the Board of Trustees of the Company (the "Board") (see Note 2 to the consolidated financial statements).
(2)
Aggregate gross unrealized gain and loss for federal income tax purposes are $337,333 and $(237,835), respectively. Net unrealized loss is $99,498 based on a total tax cost of $24,416,132.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

(3)
Par amount is denominated in USD unless otherwise noted, British Pound ("£"), Australian Dollar ("A$"), Canadian Dollar ("C$"), European Euro ("€"), Japanese Yen ("¥"), South Korean Won ("₩"), Swedish Krona ("Skr"), Norweigian Krone ("Nkr") and Swiss Franc ("₣"). Par amount represents funded commitments. See Note 32 in the Consolidated Schedule of Investments and Note 8 to the consolidated financial statements for further information on undrawn revolving and delayed draw loan commitments, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies.
(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board (see Note 2 and Note 4 to the consolidated financial statements), pursuant to the Company’s valuation policy.
(5)
The negative fair value is the result of the commitment being valued below par. Negative cost is the result of unamortized fees or amounts received at settlement in excess of capital invested.
(6)
All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.
(7)
This security is included in Cash and Cash Equivalents on the Consolidated Statements of Assets and Liabilities.
(8)
Investments that the Company has determined are not "qualifying assets" under Section 55(a) of the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of December 31, 2025, non-qualifying assets represented approximately 27.84% of the total assets of the Company.
(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the Securities and Exchange Commission (the "SEC") permitting us to do so (see Note 3 to the consolidated financial statements for discussion of the exemptive order from the SEC).
(10)
All or a portion of these debt investments are not pledged as collateral under any of the Company's credit facilities (see Note 6 to the consolidated financial statements). For other debt investments that are pledged to the Company's credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(11)
As of December 31, 2025, there were letters of credit issued and outstanding through the Company under this senior secured facility.
(12)
The undrawn portion of these committed revolvers and delayed draw term loans includes a commitment and unused fee rate.
(13)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR" or "S") or an alternate base rate (which can include but is not limited to the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting period, and may be subject to interest floors.
(14)
The interest rate on these loans is subject to SOFR, which as of December 31, 2025 was 3.87%.
(15)
The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(16)
The interest rate on these loans is subject to 3 months SOFR, which as of December 31, 2025 was 3.65%.
(17)
The interest rate on these loans is subject to 6 months SOFR, which as of December 31, 2025 was 3.57%.
(18)
The interest rate on these loans is subject to SONIA, which as of December 31, 2025 was 3.73%.
(19)
The interest rate on these loans is subject to 3 months KORIBOR ("K"), which as of December 31, 2025 was 2.82%.
(20)
The interest rate on these loans is subject to 3 months EURIBOR ("E"), which as of December 31, 2025 was 2.03%.
(21)
The interest rate on these loans is subject to 6 months EURIBOR, which as of December 31, 2025 was 2.11%.
(22)
The interest rate on these loans is subject to Swiss Average Rate Overnight ("SARON"), which as of December 31, 2025 was -0.08%.
(23)
The interest rate on these loans is subject to 6 months Stockholm Interbank Offered Rate ("STIBOR"), which as of December 31, 2025 was 2.07%.
(24)
The interest rate on these loans is subject to Prime Rate ("P"), which as of December 31, 2025 was 6.75%.
(25)
The interest rate on this loan is subject to the 3 month Australia Bank Bill Swap Rate ("BBSW"), which as of December 31, 2025 was 3.74%.
(26)
The interest rate on these loans is subject to 1 month Canadian Overnight Repo Rate Average ("CORRA" or "C"), which as of December 31, 2025 was 2.26%.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

(27)
The interest rate on these loans is subject to 3 month CORRA, which as of December 31, 2025 was 2.26%.
(28)
The interest rate on these loans is subject to 3 month Japan Tokyo Overnight Average Rate ("TONAR" or "T"), which as of December 31, 2025 was 0.71%.
(29)
The interest rate on these loans is subject to 3 month Norwegian Overnight Weighted Average Rate ("NIBOR" or "NOK"), which as of December 31, 2025 was 4.07%.
(30)
Loan was on non-accrual status as of December 31, 2025. Heubach Holdings USA LLC has a maturity date prior to the end of the current period. The portfolio company has filed for insolvency in certain jurisdictions and has begun a sales process for all or part of the portfolio company.
(31)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2025, all of the Company's investments were non-controlled and non-affiliated.
(32)
As of December 31, 2025, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 8 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
1475 Holdings, LLC	$1,071	$—	$1,071	$—	$—	$1,071
Accel International Holdings, LLC	32,173	—	32,173	—	—	32,173
Accela, Inc.	1,714	—	1,714	—	—	1,714
Accelerate360 Holdings, LLC	45,960	(24,956)	21,004	21,004	—	—
Accelevation LLC	3,540	(385)	3,155	—	—	3,155
Accommodations Plus Technologies LLC	11,367	—	11,367	—	—	11,367
Acentra Holdings, LLC (fka CNSI Holdings, LLC)	11,450	—	11,450	—	—	11,450
ACP Avenu Buyer, LLC	15,645	—	15,645	—	—	15,645
Actium Midco 3 (UK) Limited*	9,919	—	9,919	—	—	9,919
Advarra Holdings, Inc.	12,380	—	12,380	—	—	12,380
Alcresta Therapeutics Inc.	872	(58)	814	—	—	814
All Star Recruiting Locums, LLC	1,304	(761)	543	—	—	543
Allied Benefit Systems Intermediate LLC	9,552	—	9,552	—	—	9,552
Allwyn Entertainment Financing US LLC	80,000	—	80,000	—	—	80,000
Altern Marketing, LLC	9,800	—	9,800	—	—	9,800
American Restoration Holdings, LLC	12,400	(1,490)	10,910	—	—	10,910
Amika OpCo LLC (f/k/a Heat Makes Sense Shared Services, LLC)	1,617	—	1,617	—	—	1,617
Anaplan, Inc.	11,917	—	11,917	—	—	11,917
Arcwood Environmental, Inc. (f/k/a Heritage Environmental Services, Inc.)	13,199	—	13,199	—	—	13,199
Artifact Bidco, Inc.	26,601	—	26,601	—	—	26,601
Associations Inc.	4,251	—	4,251	—	—	4,251
AVSC Holding Corp.	21,651	—	21,651	—	—	21,651
Azurite Intermediate Holdings, Inc.	7,325	—	7,325	—	—	7,325
BGIF IV Fearless Utility Services, Inc.	33,358	—	33,358	—	—	33,358
Biamp	6,000	—	6,000	—	—	6,000
Bingo Group Buyer, Inc.	10,324	(63)	10,261	—	—	10,261
Blitz 24-34 GmbH	7,097	—	7,097	—	—	7,097
Bullcave Limited	3,947	(2,632)	1,315	—	—	1,315
BX Frontier Member I LLC	6,137	—	6,137	—	6,137	—
Cambrex Corp.	65,371	(872)	64,499	—	—	64,499

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Camin Cargo Control Holdings, Inc.	$6,197	$(2,539)	$3,658	$—	$—	$3,658
Cascade Parent Inc.	13,572	—	13,572	—	—	13,572
CCI Buyer, Inc.	5,534	—	5,534	—	—	5,534
Cerity Partners Equity Holding LLC	63,000	(832)	62,168	—	—	62,168
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.)	7,915	(326)	7,589	—	—	7,589
CI (MG) GROUP, LLC	7,825	(1,470)	6,355	—	—	6,355
CI (Quercus) Intermediate Holdings, LLC	12,273	—	12,273	—	—	12,273
CircusTrix Holdings LLC	807	(323)	484	—	—	484
Coding Solutions Acquisition Inc	10,058	—	10,058	—	—	10,058
CohnReznick Advisory LLC	1,368	—	1,368	—	—	1,368
Coretrust Purchasing Group LLC (HPG Enterprises LLC)	6,739	—	6,739	—	—	6,739
Coupa Software Incorporated	8,716	—	8,716	—	—	8,716
Creek Parent, Inc.	29,103	—	29,103	—	—	29,103
Crete PA Holdco, LLC	139,488	—	139,488	—	—	139,488
Crewline Buyer, Inc.	4,365	—	4,365	—	—	4,365
Crunch Fitness Merger Sub, LLC	23,555	—	23,555	—	—	23,555
CSC Holdings, LLC	85,100	(73,064)	12,036	—	—	12,036
CT Technologies Intermediate Holdings (Topco), Inc.	35,536	—	35,536	—	—	35,536
Databricks, Inc.	88,844	—	88,844	—	—	88,844
Deerfield Dakota Holding, LLC	9,814	—	9,814	—	—	9,814
DRS Holdings III, Inc.	1,341	—	1,341	—	—	1,341
EAB Global, Inc.	7,500	(4,200)	3,300	—	—	3,300
Eagle Purchaser, Inc.	4,103	(2,524)	1,579	—	—	1,579
Eclipse Buyer, Inc.	5,809	—	5,809	—	—	5,809
Edition Holdings, Inc.	137,251	—	137,251	—	—	137,251
EHC Holdings Holdco Limited*	29,116	—	29,116	—	—	29,116
Electron BidCo Inc. (dba ExamWorks)	27,000	—	27,000	—	—	27,000
Elk Bidco, Inc	44,594	—	44,594	—	—	44,594
Endor Purchaser, Inc.	12,531	—	12,531	—	—	12,531
ERC Topco Holdings, LLC	2,134	(1,921)	213	—	—	213
Everbridge Holdings, LLC	15,493	—	15,493	—	—	15,493
Evergreen IX Borrower 2023, LLC	10,071	—	10,071	—	—	10,071

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Evoriel*	$1,756	$—	$1,756	$—	$—	$1,756
ExactCare Parent, Inc.	4,426	—	4,426	—	—	4,426
Excelligence Learning Corporation	13,562	(2,170)	11,392	—	—	11,392
FINANCIERE ASTEK*	330	—	330	—	—	330
Forterro Group AB (fka Yellow Castle AB)*	31,449	—	31,449	—	—	31,449
Funecap Holding*	49,750	—	49,750	—	—	49,750
G&A Partners Holding Company II, LLC	4,296	—	4,296	—	—	4,296
Galway Borrower LLC	5,673	(524)	5,149	—	—	5,149
Gannett Holdings, LLC	8,795	—	8,795	—	—	8,795
GAT-Airline Ground Support Inc	3,662	(635)	3,027	—	—	3,027
Gateway US Holdings, Inc.	6,629	—	6,629	—	—	6,629
GC Waves Holdings, Inc.	37,696	—	37,696	—	—	37,696
Genius Bidco LLC	2,861	(155)	2,706	—	—	2,706
Geotechnical Merger Sub, Inc.	22,096	(2,185)	19,911	—	—	19,911
Goldeneye Parent, LLC	12,774	—	12,774	—	—	12,774
Green Grass Foods, Inc.	1,250	—	1,250	—	—	1,250
GSP Midco LLC	26,000	—	26,000	—	—	26,000
Hanger, Inc.	1,356	—	1,356	—	—	1,356
Heartbeat BidCo GmbH*	3,811	—	3,811	—	—	3,811
HEF Safety Ultimate Holdings, LLC	1,790	—	1,790	—	—	1,790
Higginbotham Insurance Agency, Inc.	38,070	—	38,070	—	—	38,070
Howardsimon LLC	39,628	—	39,628	—	—	39,628
Husky Holdings LLC	5,000	—	5,000	—	—	5,000
Hyperion Refinance Sarl	118,800	—	118,800	—	—	118,800
Ichor Management Limited*	1,991	(1,712)	279	—	—	279
Ideal Components Acquisition, LLC	10,077	(611)	9,466	—	—	9,466
International Schools Partnership Limited*	57,784	—	57,784	—	—	57,784
Investment Company 24 Bidco Limited*	12,490	—	12,490	—	—	12,490
IOTA HOLDINGS 3	8,250	(2,178)	6,072	—	—	6,072
IQN Holding Corp.	4,224	(2,746)	1,478	—	—	1,478
IRIS Specialty Acquisition LLC	68,046	—	68,046	—	—	68,046
Ironhorse Purchaser, LLC	483	—	483	—	—	483
IW Buyer LLC	3,146	(899)	2,247	—	—	2,247

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Janus Bidco Limited*	$21,373	$—	$21,373	$—	$—	$21,373
Jazz AH Holdco, LLC	800	(240)	560	—	—	560
Jensen Hughes, Inc	31,706	—	31,706	—	—	31,706
JEPPESEN HOLDINGS, LLC	10,037	—	10,037	—	—	10,037
K Hovnanian Enterprises Inc	125,000	—	125,000	—	—	125,000
Kairos Intermediateco AB*	31,342	—	31,342	—	—	31,342
Kaman Corp	3,273	—	3,273	—	—	3,273
Kaseya Inc	2,500	—	2,500	—	—	2,500
Kite Bidco Inc.	15,212	—	15,212	—	—	15,212
Koala Investment Holdings, Inc.	26,578	—	26,578	—	—	26,578
Legacy Merger Sub, LLC	23,333	—	23,333	—	—	23,333
Legends Hospitality Holding Company, LLC	12,507	(3,746)	8,761	—	—	8,761
LHS Borrower LLC	20,118	(2,414)	17,704	—	—	17,704
Lindstrom, LLC	10,000	(3,665)	6,335	—	—	6,335
Lotus Topco Inc.	6,765	—	6,765	—	—	6,765
M&M OPCO, LLC	476	—	476	—	—	476
Madonna Bidco Limited*	6,218	—	6,218	—	—	6,218
Mari Events Midco LLC	13,942	—	13,942	—	—	13,942
Material Holdings, LLC	644	—	644	—	—	644
MetaTiedot Midco S.a.r.l.	10,675	(5,038)	5,637	—	—	5,637
MGP Holdings III Corp.	4,074	(218)	3,856	—	—	3,856
Mobile Communications America, Inc.	4,863	(272)	4,591	—	—	4,591
Mount Olympus Bidco Limited	1,097	—	1,097	—	—	1,097
mPulse Mobile, Inc.	7,692	—	7,692	—	—	7,692
MRO Holdings, Inc.	102,698	—	102,698	—	—	102,698
MRO Parent Corporation	4,444	—	4,444	—	—	4,444
Neinor DMP BidCo, S.A.U.*	33,901	—	33,901	—	—	33,901
North American Rail Solutions LLC	3,750	(264)	3,486	—	—	3,486
North American Rail Solutions LLC*	6,800	—	6,800	—	—	6,800
North Haven RI Buyer, LLC	8,437	(1,000)	7,437	—	—	7,437
Novotech SG Holdings Pte. Ltd./ Novotech Aus Bidco Pty Ltd/Novotech Holdings USA LLC	5,286	—	5,286	—	—	5,286

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
NPPI Buyer, LLC	$9,211	$—	$9,211	$—	$—	$9,211
Olympus Terminals Holdco II LLC	22,000	—	22,000	—	—	22,000
OMEGA II AB*	19,376	—	19,376	—	—	19,376
OMH-Healthedge Holdings, Inc.	37,896	—	37,896	—	—	37,896
One Call Corporation (fka Opal Acquisition, Inc.)	19,868	—	19,868	—	—	19,868
One Silver Serve, LLC	11,200	(3,312)	7,888	—	—	7,888
Orthrus Ltd*	5,029	—	5,029	—	—	5,029
Pai Middle Tier, LLC	5,250	(750)	4,500	—	—	4,500
Paisley Bidco Limited*	11,089	—	11,089	—	—	11,089
Parfums Holding Company, Inc.	10,268	—	10,268	—	—	10,268
PARS Group LLC	952	—	952	952	—	—
Patriot Foods Buyer, Inc.	2,590	(298)	2,292	—	—	2,292
Patriot Growth Insurance Services, LLC	2,311	—	2,311	—	—	2,311
Pinnacle Buyer LLC	2,742	—	2,742	—	—	2,742
PMA Parent Holdings, LLC	987	—	987	—	—	987
Poly-Wood, LLC	46,091	—	46,091	—	—	46,091
PROJECT CARDINAL ACQUISITION, LLC	8,947	—	8,947	—	—	8,947
Protein For Pets Opco, LLC	4,717	(943)	3,774	—	—	3,774
Pye-Barker Fire & Safety LLC	1,950	—	1,950	—	—	1,950
QBS Parent, Inc.	40,867	(1,741)	39,126	—	—	39,126
QTS Project Ram	33,808	—	33,808	—	33,808	—
R.F. Fager Company, LLC	1,260	(169)	1,091	—	—	1,091
Radiate Holdco, LLC	408	—	408	—	—	408
Rarebreed Veterinary Partners, Inc.	8,501	—	8,501	—	—	8,501
Relativity ODA LLC	2,500	—	2,500	—	—	2,500
Reliable Doors, LLC	1,164	—	1,164	—	—	1,164
Rialto Management Group, LLC	3,588	—	3,588	—	—	3,588
RoC Holdco LLC	4,390	—	4,390	—	—	4,390
Rochester Midland Corporation	16,417	(159)	16,258	—	—	16,258
Rocket Bidco Limited*	33,200	—	33,200	—	—	33,200

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Rocket Youth Brands Holdco LLC	$10,698	$—	$10,698	$—	$—	$10,698
Runway Bidco, LLC	62,292	—	62,292	—	—	62,292
Russell Investments US Institutional Holdco Inc	9,900	—	9,900	—	—	9,900
Saber Parent Holdings Corp	69,512	—	69,512	—	—	69,512
SG Acquisition, Inc.	5,757	—	5,757	—	—	5,757
Sigma Irish Acquico Limited	16,576	—	16,576	—	—	16,576
Silk Holdings III Corp.	15,175	(3,035)	12,140	—	—	12,140
Smith Topco, Inc.	1,692	—	1,692	—	—	1,692
Space Finco, Inc.	27,000	—	27,000	—	—	27,000
Spark Purchaser, Inc.	1,351	—	1,351	—	—	1,351
SPARKLE BIDCO LIMITED*	26,066	—	26,066	—	—	26,066
Spruce Bidco II Inc.	26,335	—	26,335	—	—	26,335
SRP Eagle Buyer Inc.	24,706	—	24,706	—	—	24,706
SupplyHouse LLC	20,000	—	20,000	—	—	20,000
TerSera Therapeutics LLC	1,395	—	1,395	—	—	1,395
Thg Acquisition, LLC	24,232	(1,317)	22,915	—	—	22,915
TI Intermediate Holdings, LLC	397	—	397	—	—	397
TITAN BW BORROWER L.P.	50,402	—	50,402	—	—	50,402
Trading Technologies International, Inc. (fka Gem Merger Sub, Inc.)	6,757	—	6,757	—	—	6,757
Traffic Management Solutions, LLC	6,456	—	6,456	—	—	6,456
Trench Plate Rental Co.	4,545	(2,636)	1,909	—	—	1,909
Tribe Bidco Limited*	36,090	(274)	35,816	—	—	35,816
Truck-Lite Co., LLC	79,354	—	79,354	—	—	79,354
Truist Insurance Holdings, LLC	24,868	—	24,868	—	—	24,868
TS Investors, LLC	2,693	—	2,693	—	—	2,693
Tulip Bidco Limited*	196,535	—	196,535	—	—	196,535
TZ Buyer LLC	606	(394)	212	—	—	212

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Uft Buyer LLC	34,172	—	34,172	—	—	34,172
Uniguest Holdings, Inc	23,349	—	23,349	—	—	23,349
US Fertility Enterprises, LLC	2,434	—	2,434	—	—	2,434
USA DeBusk LLC	6,840	(1,802)	5,038	—	—	5,038
Vamos Bidco, Inc.	36,199	—	36,199	—	—	36,199
Vantage Specialty Chemicals Holdings, Inc.	4,824	—	4,824	—	—	4,824
Vensure Employer Services, Inc.	2,547	—	2,547	—	—	2,547
Victors Purchaser, LLC	48,313	(2,193)	46,120	—	—	46,120
Village Pet Care, LLC	3,327	(365)	2,962	—	—	2,962
Violin Finco Guernsey Limited*	7,173	—	7,173	—	—	7,173
Volunteer AcquisitionCo, LLC	758	—	758	—	—	758
Vybond Buyer, LLC	14,000	—	14,000	—	—	14,000
WC ORS Buyer, Inc.	14,346	(2,582)	11,764	—	—	11,764
Wealth Enhancement Group, LLC	12,500	—	12,500	—	—	12,500
WH BorrowerCo, LLC	12,271	(1,048)	11,223	—	—	11,223
Wisdom Purchaser, LLC	5,156	—	5,156	—	—	5,156
Zafin Labs Americas Incorporated	2,500	—	2,500	—	—	2,500
Zendesk, Inc.	13,400	—	13,400	—	—	13,400
Zeus Company LLC	12,566	—	12,566	—	5,027	7,539
Total	$3,874,828	$(172,106)	$3,702,722	$21,956	$44,972	$3,635,794

* These investments are in a foreign currency and the total commitment has been converted to USD using the December 31, 2025 exchange rate.

(33)
Securities that are exempt from registration under the Securities Act of 1933 (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2025, the aggregate fair value of these securities is $23,387 or 0.2% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Issuer	Security Type	Acquisition Date
Alcresta Holdings, LP	Preferred Equity - Preferred Stocks	3/12/2024
Alcresta Holdings, LP	Common Equity - Equity Unit	3/12/2024
Eclipse Topco, Inc.	Preferred Equity - Preferred Stocks	9/6/2024
Ergotron Investments, LLC	Common Equity - Equity Unit	7/6/2022
Fortis Fire & Safety Holdings LP	Common Equity - Equity Unit	7/21/2023
Genius Bidco LLC	Common Equity - Equity Unit	5/1/2024
HIG Intermediate, Inc.	Preferred Equity - Cumulative Preferred	12/10/2024
Ishtar Co-Invest-B LP	Common Equity - Stock	7/1/2022
Mitel Networks	Common Equity - Stock	6/20/2025
Nutpods Holdings, Inc.	Common Equity - Stock	12/26/2023
Oshun Co-Invest-B LP	Common Equity - Stock	7/1/2022
PAI Co-Investor FT Aggregator LLC	Common Equity - Stock	2/13/2025
PPL Equity LP	Preferred Equity - Preferred Stocks	7/1/2022
PPL Equity LP	Common Equity - Equity Unit	7/1/2022
RMC Topco LLC	Common Equity - Equity Unit	8/1/2023
Space Parent, LP	Common Equity - Stock	2/5/2025
Space Parent, LP	Preferred Equity - Preferred Stocks	2/5/2025
Tailwind Fire Flow Investor, LP	Common Equity - Membership Interest	6/28/2024
Trench Safety Solutions Holdings, LLC	Common Equity - Equity Unit	4/29/2022
TZ Parent LLC	Common Equity - Equity Unit	8/12/2022
VCI Asset Holdings 1 LLC	Common Equity - Membership Interest	11/19/2025
WC ORS Holdings, L.P.	Common Equity - Limited Partnership	8/7/2024

(34)
The following shows the composition of the Company’s portfolio at cost by investment type and industry as of December 31, 2025:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Aerospace & Defense	$779,778	$—	$—	$—	$—	$779,778
Air Freight & Logistics	14,789	—	—	—	—	14,789
Automobile Components	266,253	—	—	—	—	266,253
Banks	232,892	—	35,116	—	—	268,008
Beverages	39,702	—	—	—	—	39,702
Building Products	515,434	—	—	—	—	515,434
Capital Markets	468,162	—	—	—	—	468,162
Chemicals	168,728	—	—	—	100	168,828
Commercial Services & Supplies	1,444,984	33,700	—	51	—	1,478,735
Communications Equipment	271,507	—	—	—	3,465	274,972
Construction & Engineering	327,209	—	—	—	151	327,360
Construction Materials	25,155	—	—	—	—	25,155
Consumer Staples Distribution & Retail	444,406	—	—	—	—	444,406
Containers & Packaging	179,159	—	—	—	—	179,159
Distributors	59,475	—	—	—	—	59,475
Diversified Consumer Services	1,014,561	—	—	—	—	1,014,561
Diversified REITs	30,559	—	—	—	—	30,559
Diversified Telecommunication Services	306,093	—	—	—	—	306,093
Electric Utilities	199,982	—	—	—	—	199,982
Electrical Equipment	25,592	—	—	—	—	25,592
Electronic Equipment, Instruments & Components	98,555	—	—	—	—	98,555
Energy Equipment & Services	46,991	—	—	—	—	46,991
Entertainment	193,087	—	—	—	—	193,087
Financial Services	1,640,089	—	—	5,940	—	1,646,029
Food Products	39,955	—	—	—	125	40,080
Gas Utilities	30,466	—	—	—	—	30,466
Ground Transportation	155,644	—	—	—	—	155,644

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Health Care Equipment & Supplies	$264,480	$—	$—	$—	$—	$264,480
Health Care Providers & Services	1,757,490	—	—	—	—	1,757,490
Health Care Technology	585,670	—	—	—	—	585,670
Hotels, Restaurants & Leisure	991,567	—	10,398	—	—	1,001,965
Household Durables	199,316	—	—	—	—	199,316
Household Products	107,384	—	—	—	100	107,484
Independent Power & Renewable Electricity Producers	28,554	—	30	—	—	28,584
Industrial Conglomerates	—	—	—	—	90	90
Insurance	1,107,209	—	—	49	—	1,107,258
Interactive Media & Services	316,178	—	—	—	—	316,178
IT Services	296,248	—	—	—	77	296,325
Leisure Products	183,095	—	—	—	—	183,095
Life Sciences Tools & Services	376,176	—	—	—	—	376,176
Machinery	429,837	—	—	—	—	429,837
Media	866,811	—	—	—	—	866,811
Multi-Utilities	30,976	—	—	—	—	30,976
Oil, Gas & Consumable Fuels	127,265	—	—	—	—	127,265
Paper & Forest Products	26,844	—	—	—	—	26,844
Personal Care Products	550,420	—	—	—	33	550,453
Pharmaceuticals	558,012	—	—	215	103	558,330
Professional Services	1,100,940	—	—	—	—	1,100,940
Real Estate Management & Development	66,780	—	—	—	—	66,780
Semiconductors & Semiconductor Equipment	24,969	—	—	—	—	24,969
Software	3,301,633	—	—	—	—	3,301,633
Specialty Retail	418,487	—	—	—	—	418,487
Technology Hardware, Storage & Peripherals	471,529	—	—	—	13,750	485,279
Textiles, Apparel & Luxury Goods	375,963	—	—	—	—	375,963
Trading Companies & Distributors	191,890	—	—	—	90	191,980
Transportation Infrastructure	442,279	—	—	—	—	442,279
Wireless Telecommunication Services	93,633	—	—	—	—	93,633
Total	$24,310,842	$33,700	$45,544	$6,255	$18,084	$24,414,425

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

(35)
The following shows the composition of the Company’s portfolio at fair value by investment type, industry and region as of December 31, 2025:

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Aerospace & Defense	$780,305	$—	$—	$—	$—	$780,305	5.3%
Air Freight & Logistics	14,888	—	—	—	—	14,888	0.1%
Automobile Components	265,223	—	—	—	—	265,223	1.8%
Banks	235,975	—	35,077	—	—	271,052	1.8%
Beverages	40,027	—	—	—	—	40,027	0.3%
Building Products	516,956	—	—	—	—	516,956	3.5%
Capital Markets	474,987	—	—	—	—	474,987	3.2%
Chemicals	149,200	—	—	—	126	149,326	1.0%
Commercial Services & Supplies	1,455,724	5,235	—	49	28	1,461,036	9.9%
Communications Equipment	268,612	—	—	—	1,193	269,805	1.8%
Construction & Engineering	329,697	—	—	—	138	329,835	2.2%
Construction Materials	25,075	—	—	—	—	25,075	0.2%
Consumer Staples Distribution & Retail	460,169	—	—	—	—	460,169	3.1%
Containers & Packaging	175,687	—	—	—	—	175,687	1.2%
Distributors	59,451	—	—	—	—	59,451	0.4%
Diversified Consumer Services	1,021,121	—	—	—	—	1,021,121	6.9%
Diversified REITs	30,672	—	—	—	—	30,672	0.2%
Diversified Telecommunication Services	295,215	—	—	—	—	295,215	2.0%
Electric Utilities	201,273	—	—	—	—	201,273	1.4%
Electrical Equipment	25,850	—	—	—	—	25,850	0.2%
Electronic Equipment, Instruments & Components	67,037	—	—	—	—	67,037	0.5%
Energy Equipment & Services	47,251	—	—	—	—	47,251	0.3%
Entertainment	192,589	—	—	—	—	192,589	1.3%
Financial Services	1,683,766	—	—	7,115	—	1,690,881	11.4%
Food Products	40,208	—	—	—	92	40,300	0.3%
Gas Utilities	30,313	—	—	—	—	30,313	0.2%
Ground Transportation	153,962	—	—	—	—	153,962	1.0%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Health Care Equipment & Supplies	$263,925	$—	$—	$—	$—	$263,925	1.8%
Health Care Providers & Services	1,732,905	—	—	—	—	1,732,905	11.7%
Health Care Technology	587,582	—	—	—	—	587,582	4.0%
Hotels, Restaurants & Leisure	1,008,465	—	10,418	—	—	1,018,883	6.9%
Household Durables	201,715	—	—	—	—	201,715	1.4%
Household Products	107,885	—	—	—	119	108,004	0.7%
Independent Power & Renewable Electricity Producers	28,707	—	30	—	—	28,737	0.2%
Industrial Conglomerates	—	—	—	—	112	112	0.0%
Insurance	1,111,724	—	—	49	—	1,111,773	7.5%
Interactive Media & Services	335,382	—	—	—	—	335,382	2.3%
IT Services	305,013	—	—	—	48	305,061	2.1%
Leisure Products	184,484	—	—	—	—	184,484	1.2%
Life Sciences Tools & Services	375,184	—	—	—	—	375,184	2.5%
Machinery	429,693	—	—	—	—	429,693	2.9%
Media	887,940	—	—	—	—	887,940	6.0%
Multi-Utilities	25,530	—	—	—	—	25,530	0.2%
Oil, Gas & Consumable Fuels	126,151	—	—	—	—	126,151	0.9%
Paper & Forest Products	22,472	—	—	—	—	22,472	0.2%
Personal Care Products	551,171	—	—	—	—	551,171	3.7%
Pharmaceuticals	560,191	—	—	180	228	560,599	3.8%
Professional Services	1,119,483	—	—	—	—	1,119,483	7.6%
Real Estate Management & Development	66,160	—	—	—	—	66,160	0.4%
Semiconductors & Semiconductor Equipment	25,000	—	—	—	—	25,000	0.2%
Software	3,322,016	—	—	—	—	3,322,016	22.5%
Specialty Retail	434,273	—	—	—	—	434,273	2.9%
Technology Hardware, Storage & Peripherals	470,999	—	—	—	13,749	484,748	3.3%
Textiles, Apparel & Luxury Goods	375,679	—	—	—	—	375,679	2.5%
Trading Companies & Distributors	192,184	—	—	—	160	192,344	1.3%
Transportation Infrastructure	453,571	—	—	—	—	453,571	3.1%
Wireless Telecommunication Services	94,765	—	—	—	—	94,765	0.7%
Total	$24,441,482	$5,235	$45,525	$7,393	$15,993	$24,515,628	166.0%
% of Net Assets	165.5%	0.0%	0.3%	0.1%	0.1%	166.0%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2025
Software	13.6%
Health Care Providers & Services	7.1%
Financial Services	6.9%
Commercial Services & Supplies	6.0%
Insurance	4.5%
Hotels, Restaurants & Leisure	4.2%
Professional Services	4.6%
Diversified Consumer Services	4.2%
Aerospace & Defense	3.2%
Entertainment	0.8%
Health Care Technology	2.4%
Pharmaceuticals	2.3%
Personal Care Products	2.2%
Technology Hardware, Storage & Peripherals	2.0%
Building Products	2.1%
Capital Markets	1.9%
Media	3.6%
Consumer Staples Distribution & Retail	1.9%
Specialty Retail	1.8%
Transportation Infrastructure	1.9%
Machinery	1.8%
Textiles, Apparel & Luxury Goods	1.5%
Life Sciences Tools & Services	1.5%
Banks	1.1%
Interactive Media & Services	1.4%
Construction & Engineering	1.3%
IT Services	1.2%
Diversified Telecommunication Services	1.2%
Communications Equipment	1.1%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2025
Automobile Components	1.1%
Health Care Equipment & Supplies	1.1%
Household Durables	0.8%
Trading Companies & Distributors	0.8%
Electric Utilities	0.8%
Leisure Products	0.8%
Containers & Packaging	0.7%
Ground Transportation	0.6%
Chemicals	0.6%
Household Products	0.4%
Oil, Gas & Consumable Fuels	0.5%
Wireless Telecommunication Services	0.4%
Electronic Equipment, Instruments & Components	0.3%
Real Estate Management & Development	0.3%
Distributors	0.2%
Energy Equipment & Services	0.2%
Diversified REITs	0.1%
Food Products	0.2%
Beverages	0.0%
Gas Utilities	0.1%
Independent Power & Renewable Electricity Producers	0.1%
Electrical Equipment	0.1%
Multi-Utilities	0.1%
Construction Materials	0.1%
Semiconductors & Semiconductor Equipment	0.1%
Paper & Forest Products	0.1%
Air Freight & Logistics	0.1%
Industrial Conglomerates	0.0%
Total	100.00%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2025

(In thousands, except share data)

Geographic Region	Percentage of Total Investments (at Fair Value) as of December 31, 2025
United States	78.2%
United Kingdom	9.7%
Europe	9.4%
Australia	1.3%
Canada	0.8%
Asia	0.4%
Caribbean	0.2%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Aerospace & Defense
DYNASTY ACQUISITION CO I
Dynasty Acquisition Co., Inc.	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	10/31/2031	$5,000	$4,994	$5,029	(8)(14)
Kaman
Ovation Parent Inc	First Lien Secured Debt - Term Loan	S+350, 0.75% Floor	4/21/2031	9,975	9,952	10,056	(15)
MRO Holdings
MRO Holdings, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	12/17/2030	90,330	89,203	91,008	(4)(9)(15)
Signia Aerospace
Signia Aerospace, LLC	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	12/11/2031	5,815	5,801	5,826	(15)
	First Lien Secured Debt - Delayed Draw	S+300, 0.50% Floor	12/11/2031	—	(1)	—	(11)(28)
					5,800	5,826
Transdigm
Transdigm Inc.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	1/19/2032	2,826	2,819	2,835	(8)(15)
		Total Aerospace & Defense			$112,768	$114,754

Automobile Components
Caliber
Wand Newco 3, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	1/30/2031	$23,449	$23,413	$23,575	(14)
Clarience Technologies
Truck-Lite Co., LLC	First Lien Secured Debt - Term Loan	S+575, 0.75% Floor	2/13/2031	146,890	143,880	145,583	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+575, 0.75% Floor	2/13/2031	—	(316)	(142)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+575, 0.75% Floor	2/13/2030	—	(309)	(147)	(4)(5)(11)(28)
					143,255	145,294
Mavis Tire Express Services
Mavis Tire Express Services TopCo, L.P.	First Lien Secured Debt - Term Loan	S+350, 0.75% Floor	5/4/2028	24,489	24,510	24,683	(14)
		Total Automobile Components			$191,178	$193,552

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Banks
G&A
G&A Partners Holding Company II, LLC	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	3/1/2031	$16,116	$15,821	$15,834	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 0.75% Floor	3/1/2031	631	586	507	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	3/1/2030	—	(30)	(31)	(4)(5)(9)(11)(28)
		Total Banks			$16,377	$16,310

Biotechnology
Azurity Pharmaceuticals
Azurity Pharmaceuticals, Inc.	First Lien Secured Debt - Term Loan	S+673, 0.75% Floor	9/20/2027	$43,767	$42,869	$42,891	(15)
		Total Biotechnology			$42,869	$42,891

Building Products
Chamberlain Group
Chariot Buyer LLC	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	11/3/2028	$20,779	$20,745	$20,928	(14)
Kodiak
Kodiak BP, LLC	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	12/4/2031	40,300	40,098	40,380	(15)
Omnimax
Omnimax International, LLC	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	12/6/2030	30,561	29,956	29,950	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+575, 1.00% Floor	12/6/2030	—	(93)	(94)	(4)(5)(28)
					29,863	29,856
Quikrete
Quikrete Holdings, Inc.	Unfunded Commitment Secured Debt - Backstop Loan	Variable	8/24/2025	—	—	—	(4)(28)(32)
	Unsecured Debt - Backstop Loan	Variable	8/24/2025	—	—	—	(4)(28)(32)
					—	—
Reliable Doors
Reliable Doors, LLC	First Lien Secured Debt - Term Loan	S+625, 1.00% Floor	10/4/2028	6,233	6,134	6,233	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+625, 1.00% Floor	10/4/2028	2,114	2,073	2,114	(4)(9)(14)(28)
	First Lien Secured Debt - Revolver	S+625, 1.00% Floor	10/4/2028	114	105	114	(4)(9)(11)(14)(28)
					8,312	8,461

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
RF Fager
R.F. Fager Company, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	3/4/2030	3,102	3,039	3,047	(4)(9)(14)(15)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	3/4/2030	—	(10)	(18)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	3/4/2030	—	(16)	(15)	(4)(5)(9)(11)(28)
					3,013	3,014
US LBM
LBM Acquisition, LLC	First Lien Secured Debt - Term Loan	S+385, 0.75% Floor	12/17/2027	43,336	43,015	43,499	(14)
Visual Comfort
VC GB Holdings I Corp	First Lien Secured Debt - Term Loan	S+350, 0.50% Floor	7/21/2028	19,086	19,036	19,120	(15)
		Total Building Products			$164,082	$165,258

Capital Markets
Arrowhead Engineered Products
Arrowhead Holdco Company	First Lien Secured Debt - Term Loan	S+265 (Includes 2.75% PIK)	8/31/2028	$10,134	$10,134	$8,740	(4)(15)
Dragon Buyer
Dragon Buyer Inc	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	9/30/2031	6,368	6,337	6,390	(15)
Edelman Financial Services
The Edelman Financial Center, LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	4/7/2028	37,570	37,584	37,858	(14)
Focus Financial
Focus Financial Partners, LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	9/15/2031	29,799	29,726	30,110	(14)
	First Lien Secured Debt - Delayed Draw	S+325, 0.00% Floor	9/15/2031	—	—	—	(28)
					29,726	30,110
Rialto
Rialto Management Group, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	12/5/2030	70,567	69,869	69,861	(4)(14)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	12/5/2030	—	(24)	(24)	(4)(5)(11)(28)
					69,845	69,837
True Potential
Kane Bidco Limited	First Lien Secured Debt - Corporate Bond	SONIA+635, 0.00% Floor	2/15/2028	£69,000	86,473	86,869	(3)(4)(8)(9)(17)
	First Lien Secured Debt - Corporate Bond	6.50%	2/15/2027	£2,000	2,387	2,512	(3)(8)(9)
	First Lien Secured Debt - Corporate Bond	5.00%	2/15/2027	€1,000	1,088	1,039	(3)(8)(9)
					89,948	90,420
		Total Capital Markets			$243,574	$243,355

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Chemicals
AOC
LSF11 A5 HoldCo LLC	First Lien Secured Debt - Term Loan	S+361, 0.50% Floor	10/15/2028	$37,485	$37,259	$37,763	(14)
Heubach
Heubach Holdings USA LLC	First Lien Secured Debt - Term Loan	S+1026, 1.00% Floor	4/30/2024	1,657	1,457	828	(4)(8)(15)(25)
SK Neptune Husky Group Sarl	First Lien Secured Debt - Term Loan	S+715, 0.50% Floor	1/3/2029	9,588	9,545	—	(4)(8)(15)(25)
					11,002	828
RMC
RMC Topco LLC	Common Equity - Equity Unit	N/A	N/A	100 Shares	100	118	(4)(9)(31)
Rochester Midland Corporation	First Lien Secured Debt - Term Loan	S+625, 1.00% Floor	8/1/2029	4,913	4,812	4,950	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+600, 1.00% Floor	8/1/2029	739	606	744	(4)(9)(11)(14)(28)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	8/1/2029	—	(38)	—	(4)(9)(11)(28)
					5,480	5,812
Solenis Holding Limited
Solenis Holding Limited	First Lien Secured Debt - Term Loan	S+326, 0.50% Floor	6/20/2031	27,948	27,450	28,070	(15)
Vita Global
Vita Global FinCo Limited	First Lien Secured Debt - Term Loan	SONIA+710, 0.00% Floor	7/6/2027	£16,471	22,335	18,558	(3)(4)(8)(17)
		Total Chemicals			$103,526	$91,031

Commercial Services & Supplies
Allied Universal
Allied Universal Holdco LLC	First Lien Secured Debt - Term Loan	S+385, 0.50% Floor	5/12/2028	$29,215	$29,148	$29,346	(14)
American Express GBT
GBT US III LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	7/25/2031	20,000	19,952	20,123	(8)(15)
Avenu Insights
ACP Avenu Buyer, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	10/2/2029	6,188	6,044	6,095	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	10/2/2029	1,091	1,049	1,051	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	10/2/2029	238	215	222	(4)(9)(11)(15)(28)
					7,308	7,368

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
BDO USA
BDO USA, P.A.	First Lien Secured Debt - Term Loan	S+500, 2.00% Floor	8/31/2028	194,276	191,245	194,277	(4)(9)(14)
Beeline
IQN Holding Corp.	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	5/2/2029	64,119	63,700	64,119	(4)(15)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	5/2/2028	2,011	1,982	2,011	(4)(11)(15)(28)
					65,682	66,130
Best Trash
Bingo Group Buyer, Inc.	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	7/10/2031	17,523	17,315	17,348	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	7/10/2031	—	(31)	(54)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	7/10/2031	63	39	42	(4)(9)(11)(15)(28)
					17,323	17,336
CDK
Central Parent Inc	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	7/6/2029	15,960	15,929	15,769	(15)
Encore
AVSC Holding Corp.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	12/5/2031	202,349	198,341	198,302	(4)(14)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	12/5/2029	—	(427)	(433)	(4)(5)(11)(28)
					197,914	197,869
Fortis Fire
Fortis Fire & Safety Holdings LP	Common Equity - Equity Unit	N/A	N/A	9 Shares	90	108	(4)(9)(31)
GardaWorld
Garda World Security Corporation	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	2/1/2029	18,722	18,682	18,828	(8)(14)
Heritage Environmental Services
Heritage Environmental Services, Inc.	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	1/31/2031	87,983	86,787	88,642	(4)(9)(15)
	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	1/31/2031	11,762	11,705	11,703	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	1/31/2031	—	(30)	(31)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	1/31/2030	—	(5)	—	(4)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+550, 4.50% Floor	1/31/2030	—	(155)	—	(4)(9)(11)(28)
					98,302	100,314

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
HKA
Mount Olympus Bidco Limited	First Lien Secured Debt - Term Loan	S+575, 0.50% Floor	8/9/2029	13,705	13,419	13,431	(4)(8)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+575, 0.50% Floor	8/9/2029	4,760	4,738	4,665	(4)(8)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+650, 0.50% Floor	8/9/2029	568	538	528	(4)(8)(9)(11)(15)(28)
					18,695	18,624
Ironclad
Ironhorse Purchaser, LLC	First Lien Secured Debt - Term Loan	S+676, 1.00% Floor	9/30/2027	3,037	2,990	2,976	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+676, 1.00% Floor	9/30/2027	—	(21)	(29)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+676, 1.00% Floor	9/30/2027	157	150	147	(4)(9)(11)(14)(28)
					3,119	3,094
Profile Products
Profile Products LLC	First Lien Secured Debt - Term Loan	S+585, 0.75% Floor	11/12/2027	4,863	4,863	4,863	(4)(16)
QA Group
Ichnaea UK Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+600, 0.00% Floor	10/5/2029	£31,000	36,687	38,809	(3)(4)(8)(9)(17)
R.R. Donnelley
R. R. Donnelley & Sons Company	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	8/8/2029	175,560	170,623	172,049	(4)(9)(14)
Resource Innovations
North Haven RI Buyer, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	3/29/2030	11,910	11,695	11,692	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	3/29/2030	1,390	1,350	1,335	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	3/29/2030	1,500	1,456	1,455	(4)(9)(11)(14)(28)
					14,501	14,482
SafetyCo
HEF Safety Ultimate Holdings, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	11/19/2029	10,539	10,313	10,539	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+575, 1.00% Floor	11/19/2029	—	(30)	—	(4)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	11/17/2029	687	657	687	(4)(9)(11)(15)(28)
					10,940	11,226
SAVATREE
CI (Quercus) Intermediate Holdings, LLC	First Lien Secured Debt - Term Loan	S+515, 0.75% Floor	6/6/2031	17,284	17,116	16,985	(4)(15)
	First Lien Secured Debt - Revolver	S+515, 0.75% Floor	6/6/2031	189	157	149	(4)(11)(14)(28)
					17,273	17,134

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Smith System
Smith Topco, Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	11/6/2029	13,175	12,922	13,175	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	11/6/2029	—	(31)	—	(4)(9)(11)(28)
					12,891	13,175
Stamps.com
Auctane, Inc.	First Lien Secured Debt - Term Loan	S+585, 0.75% Floor	10/5/2028	31,606	31,225	31,606	(4)(9)(16)
SumUp
SumUp Holdings Luxembourg S.a.r.l.	First Lien Secured Debt - Delayed Draw	E+661, 1.50% Floor	5/23/2031	€40,000	42,883	40,657	(3)(4)(8)(11)(20)(28)
Tranzonic
TZ Buyer LLC	First Lien Secured Debt - Term Loan	S+610, 0.75% Floor	8/14/2028	19,750	19,127	19,404	(4)(9)(14)
	First Lien Secured Debt - Term Loan	S+635, 0.75% Floor	8/14/2028	17,603	17,306	17,295	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+610, 0.75% Floor	8/14/2028	49,476	48,647	48,611	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+635, 0.75% Floor	8/12/2028	4,576	4,511	4,496	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+585, 0.75% Floor	8/14/2028	1,737	1,694	1,707	(4)(9)(14)
	First Lien Secured Debt - Revolver	S+635, 0.75% Floor	8/14/2028	182	172	171	(4)(9)(11)(14)(28)
TZ Parent LLC	Common Equity - Equity Unit	N/A	N/A	50 Shares	50	94	(4)(9)(31)
					91,507	91,778
United Site Services
Vortex Opco LLC	First Lien Secured Debt - Term Loan	S+425, 0.50% Floor	12/17/2028	35,177	35,079	22,355	(9)(15)
	First Lien Secured Debt - Term Loan	S+625, 0.50% Floor	4/30/2030	8,380	8,117	8,694	(9)(15)
					43,196	31,049
USA DeBusk
USA DeBusk LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	4/30/2031	13,249	13,064	13,080	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 0.75% Floor	4/30/2031	550	513	487	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	4/30/2030	550	525	527	(4)(9)(11)(14)(15)(28)
					14,102	14,094
		Total Commercial Services & Supplies			$1,174,080	$1,170,108

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Communications Equipment
CommScope
Commscope, LLC	First Lien Secured Debt - Term Loan	S+550, 2.00% Floor	12/17/2029	$90,000	$88,913	$91,294	(8)(15)
	First Lien Secured Debt - Corporate Bond	9.50%	12/15/2031	11,000	10,757	11,416	(8)
					99,670	102,710
MCA
Mobile Communications America, Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	10/16/2029	8,340	8,163	8,319	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+600, 1.00% Floor	10/16/2029	518	487	511	(4)(9)(11)(14)(15)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	10/16/2029	340	312	336	(4)(9)(11)(15)(28)
					8,962	9,166
Mitel Networks
MLN US Holdco LLC	First Lien Secured Debt - Term Loan	11.13%	10/18/2027	6,395	6,244	4,668	(4)(8)(15)(25)
	Second Lien Secured Debt - Term Loan	11.39%	10/18/2027	38,156	36,810	5,723	(4)(8)(15)(25)
					43,054	10,391
		Total Communications Equipment			$151,686	$122,267

Construction & Engineering
American Restoration
American Restoration Holdings, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	7/24/2030	$6,463	$6,341	$6,350	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	7/24/2030	5,222	5,110	5,105	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	7/24/2030	389	356	358	(4)(9)(11)(15)(28)
					11,807	11,813
Amey
Project Ardent Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+550, 0.00% Floor	11/12/2031	£163,000	203,705	199,978	(3)(4)(8)(17)
Arcosa
Arcosa, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	8/12/2031	7,500	7,500	7,570	(8)(14)
Circor
Cube A&D Buyer Inc	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	10/17/2031	14,000	13,991	14,111	(9)(15)
Construction Partners
Construction Partners, Inc.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	11/3/2031	7,000	6,983	7,048	(8)(14)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Pave America
Pave America Interco, LLC	First Lien Secured Debt - Term Loan	S+675, 1.00% Floor	2/7/2028	36,910	36,097	36,356	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+675, 1.00% Floor	2/7/2028	3,373	3,305	3,322	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	2/7/2028	2,350	2,278	2,282	(4)(9)(11)(15)(28)
					41,680	41,960
Traffic Management Solutions
Traffic Management Solutions, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	11/26/2030	7,379	7,270	7,268	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	11/26/2030	—	(45)	(46)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/26/2030	121	100	100	(4)(11)(15)(28)
					7,325	7,322
Trench Plate Rental Co.
Trench Plate Rental Co.	First Lien Secured Debt - Term Loan	S+560, 1.00% Floor	12/3/2026	44,318	43,974	43,543	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+560, 1.00% Floor	12/3/2026	3,568	3,538	3,489	(4)(9)(11)(15)(28)
Trench Safety Solutions Holdings, LLC	Common Equity - Equity Unit	N/A	N/A	331 Shares	50	32	(4)(9)(31)
					47,562	47,064
		Total Construction & Engineering			$340,553	$336,866

Construction Materials
Hobbs & Associates
Hobbs & Associates LLC/VA	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	7/23/2031	$17,273	$17,251	$17,389	(14)
	First Lien Secured Debt - Delayed Draw	S+325, 0.00% Floor	7/23/2031	1,178	1,179	1,186	(15)(28)
					18,430	18,575
Volunteer Materials
Volunteer AcquisitionCo, LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	9/1/2029	5,131	5,024	5,002	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+650, 1.00% Floor	9/1/2029	378	370	368	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	9/1/2029	—	(15)	(19)	(4)(5)(9)(11)(28)
					5,379	5,351
		Total Construction Materials			$23,809	$23,926

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Consumer Finance
LendingTree
LendingTree, Inc.	First Lien Secured Debt - Term Loan	S+575, 1.50% Floor	3/27/2031	$54,424	$53,168	$54,424	(4)(8)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+575, 1.50% Floor	3/27/2031	—	(316)	—	(4)(8)(9)(11)(28)
		Total Consumer Finance			$52,852	$54,424

Consumer Staples Distribution & Retail
ASDA
Bellis Acquisition Company PLC	First Lien Secured Debt - Term Loan	SONIA+603, 0.00% Floor	10/22/2029	£97,403	$114,725	$121,939	(3)(4)(8)(9)(17)
	First Lien Secured Debt - Term Loan	E+400, 0.00% Floor	5/14/2031	€5,000	5,275	5,073	(3)(8)(9)(20)
					120,000	127,012
Elida Beauty
PHOENIX YW BUYER, INC.	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	5/31/2030	12,206	11,952	11,962	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	5/31/2030	—	(35)	(34)	(4)(5)(9)(11)(28)
					11,917	11,928
Patriot Pickle
Patriot Foods Buyer, Inc.	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	12/24/2029	6,518	6,404	6,453	(4)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+600, 1.00% Floor	12/22/2029	—	(21)	(25)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	12/22/2029	—	(16)	(9)	(4)(5)(9)(11)(28)
					6,367	6,419
Protein for Pets
Protein For Pets Opco, LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	9/20/2030	45,057	44,236	44,268	(4)(9)(14)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	9/20/2030	—	(83)	(83)	(4)(5)(9)(11)(28)
					44,153	44,185
Rise Baking
Viking Baked Goods Acquisition Corporation	First Lien Secured Debt - Term Loan	S+500, 0.00% Floor	10/24/2031	160,000	157,635	157,600	(4)(14)
		Total Consumer Staples Distribution & Retail			$340,072	$347,144

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Containers & Packaging
Ardagh Metal
Ardagh Metal Packaging Finance plc	First Lien Secured Debt - Term Loan	E+450, 1.00% Floor	9/24/2029	€59,921	$66,493	$61,603	(3)(4)(8)(19)
Berlin Packaging
Berlin Packaging L.L.C.	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	6/7/2031	20,958	20,980	21,104	(14)
BOX Partners
Bp Purchaser LLC	First Lien Secured Debt - Term Loan	S+576, 0.75% Floor	12/11/2028	7,313	7,313	6,654	(4)(15)
Tekni-Plex
Trident TPI Holdings, Inc.	First Lien Secured Debt - Term Loan	S+375, 0.50% Floor	9/15/2028	42,286	42,252	42,718	(14)
		Total Containers & Packaging			$137,038	$132,079

Distributors
ORS Nasco
WC ORS Buyer, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	8/7/2031	$75,129	$74,047	$74,002	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	8/7/2031	—	(102)	(215)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/7/2031	3,730	3,526	3,515	(4)(9)(11)(15)(28)
WC ORS Holdings, L.P.	Common Equity - Limited Partnership	N/A	N/A	90,443 Shares	90	93	(4)(9)(31)
					77,561	77,395
PureStar
AMCP Clean Acqusition Company, LLC	First Lien Secured Debt - Term Loan	S+475, 0.50% Floor	6/15/2028	94,288	93,102	94,641	(9)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	6/15/2028	3,040	3,025	3,051	(9)(11)(15)(28)
					96,127	97,692
		Total Distributors			$173,688	$175,087

Diversified Consumer Services
Accelerate Learning
Eagle Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+675, 1.00% Floor	3/22/2030	$20,167	$19,675	$20,066	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+675, 1.00% Floor	3/22/2030	2,813	2,749	2,785	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	3/22/2029	3,947	3,859	3,888	(4)(9)(14)(15)(28)
					26,283	26,739

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (29)	Fair Value (1)(30)
Adevinta
Aurelia Netherlands Midco 2 B.V.	First Lien Secured Debt - Term Loan	E+586, 0.00% Floor	5/29/2031		€99,299	105,775	101,831	(3)(4)(8)(9)(20)
Cognita Schools
Lernen US Finco LLC	First Lien Secured Debt - Term Loan	S+400, 0.50% Floor	10/27/2031		7,500	7,463	7,594	(8)(15)
Excelligence
Excelligence Learning Corporation	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	1/18/2030		84,798	83,305	83,950	(4)(9)(15)
	First Lien Secured Debt - Revolver	P+575, 1.00% Floor	1/18/2030		814	584	678	(4)(9)(11)(23)(28)
						83,889	84,628
Greencross
Vermont Aus Pty Ltd	First Lien Secured Debt - Term Loan	BBSW+575, 0.75% Floor	3/23/2028	A$	157,535	106,887	97,019	(3)(4)(8)(9)(24)
ISP
International Schools Partnership Limited	First Lien Secured Debt - Delayed Draw	E+525, 0.00% Floor	7/6/2028		€—	(1,373)	(1,373)	(3)(4)(5)(8)(11)(28)
SERVPRO
One Silver Serve, LLC	First Lien Secured Debt - Term Loan	S+510, 1.00% Floor	12/18/2028		21,102	20,926	20,891	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+535, 1.00% Floor	12/18/2028		12,766	12,599	12,575	(4)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+535, 1.00% Floor	12/18/2028		—	(39)	(48)	(4)(5)(11)(28)
						33,486	33,418
Walter's Wedding
WH BorrowerCo, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	8/1/2030		25,827	25,460	25,440	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	8/1/2030		—	(205)	(220)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	8/1/2030		2,201	2,138	2,133	(4)(9)(11)(15)(28)
						27,393	27,353
		Total Diversified Consumer Services				$389,803	$377,209

Electric Utilities
Congruex
Congruex Group LLC	First Lien Secured Debt - Term Loan	S+165 (Includes 5.00% PIK)	5/3/2029		$29,847	$29,330	$23,225	(9)(15)
GridTek
BGIF IV Fearless Utility Services, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	6/9/2031		135,058	133,787	133,708	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	6/9/2031		—	(226)	(491)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.50% Floor	6/7/2030		—	(214)	(235)	(4)(5)(9)(11)(28)
						133,347	132,982

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Thunder Generation
Thunder Generation Funding LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	10/3/2031	29,925	29,814	30,158	(15)
Westinghouse
Brookfield WEC Holdings Inc.	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	1/27/2031	9,975	9,984	9,995	(14)
		Total Electric Utilities			$202,475	$196,360

Electrical Equipment
Antylia Scientific
CPI Buyer, LLC	First Lien Secured Debt - Term Loan	S+576, 0.75% Floor	11/1/2028	$30,748	$30,748	$30,440	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+576, 0.75% Floor	11/1/2028	4,109	4,102	4,062	(4)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+576, 0.75% Floor	10/30/2026	—	—	(33)	(4)(5)(11)(28)
					34,850	34,469
International Wire Group
IW Buyer LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	6/28/2029	20,165	19,777	19,964	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	6/28/2029	—	(71)	(31)	(4)(5)(9)(11)(28)
					19,706	19,933
Trescal
Ruler Bidco S.A R.L.	First Lien Secured Debt - Term Loan	E+550, 0.00% Floor	4/29/2030	€28,282	30,333	28,857	(3)(4)(8)(9)(19)
	First Lien Secured Debt - Term Loan	S+550, 0.50% Floor	4/29/2030	11,498	11,214	11,412	(4)(8)(9)(15)
	First Lien Secured Debt - Delayed Draw	E+650, 0.00% Floor	4/29/2030	€11,200	12,078	11,427	(3)(4)(8)(9)(19)
	First Lien Secured Debt - Delayed Draw	E+500, 0.00% Floor	4/29/2030	€4,990	5,506	4,978	(3)(4)(8)(9)(11)(19)(28)
					59,131	56,674
		Total Electrical Equipment			$113,687	$111,076

Electronic Equipment, Instruments & Components
Kidde
Lsf12 Crown US Commercial Bidco, LLC	First Lien Secured Debt - Term Loan	S+425, 0.00% Floor	12/2/2031	$7,320	$7,246	$7,320	(14)
Lightning Power
Lightning Power, LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	8/18/2031	11,471	11,419	11,616	(14)(15)
Madison Safety
Madison Safety & Flow LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	9/26/2031	8,978	8,987	9,054	(14)
		Total Electronic Equipment, Instruments & Components			$27,652	$27,990

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Energy Equipment & Services
Camin Cargo
Camin Cargo Control Holdings, Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	12/7/2029	$31,223	$30,615	$30,855	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+600, 1.00% Floor	12/7/2029	—	(44)	(56)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	P+550, 1.00% Floor	12/7/2029	2,618	2,528	2,562	(4)(9)(11)(15)(23)(28)
		Total Energy Equipment & Services			$33,099	$33,361

Entertainment
Chernin Entertainment
Jewel Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+560, 0.50% Floor	7/1/2027	$87,577	$86,002	$87,577	(4)(9)(15)
		Total Entertainment			$86,002	$87,577

Financial Services
AffiniPay
Eclipse Buyer, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.50% Floor	9/8/2031	$22,738	$22,517	$22,511	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	9/8/2031	—	(19)	(39)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+475, 0.50% Floor	9/8/2031	—	(19)	(20)	(4)(5)(11)(28)
Eclipse Topco, Inc.	Preferred Equity - Preferred Stocks	N/A	N/A	6,302,250 Shares	5,940	6,176	(4)(31)
					28,419	28,628
Alpha FMC
Actium Midco 3	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	8/30/2031	£35,254	45,403	44,025	(3)(4)(8)(17)
	First Lien Secured Debt - Term Loan	S+525, 0.00% Floor	8/30/2031	41,610	40,778	41,506	(4)(8)(16)
	First Lien Secured Debt - Term Loan	E+525, 0.00% Floor	8/30/2031	€18,790	20,355	19,318	(3)(4)(8)(20)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	8/30/2031	£—	(225)	(112)	(3)(4)(5)(8)(11)(28)
					106,311	104,737
Alter Domus
Chrysaor Bidco Sarl	First Lien Secured Debt - Term Loan	S+350, 0.50% Floor	7/17/2031	6,052	6,052	6,111	(8)(14)
	First Lien Secured Debt - Delayed Draw	S+350, 0.50% Floor	5/14/2031	—	—	—	(8)(28)
					6,052	6,111

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
ASC Engineered Solutions
Tailwind Fire Flow Investor, LP	Common Equity - Membership Interest	N/A	N/A	100 Shares	101	101	(4)(31)
Ascensus Holdings, Inc.
Ascensus Holdings, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	8/2/2028	41,560	41,309	41,975	(14)
AssetMark
GTCR Everest Borrower, LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	9/5/2031	8,000	7,981	8,042	(15)
Crete PA
Crete PA Holdco, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	11/25/2030	23,256	23,141	23,140	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	11/25/2030	—	(57)	(58)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/25/2030	—	(17)	(17)	(4)(5)(11)(28)
					23,067	23,065
Dechra
Dechra Finance US LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	12/3/2031	9,000	8,978	9,053	(8)(14)
Evelyn
Violin Finco Guernsey Limited	First Lien Secured Debt - Term Loan	SONIA+550, 0.00% Floor	6/24/2031	£79,678	100,123	98,752	(3)(4)(8)(9)(17)
	First Lien Secured Debt - Delayed Draw	SONIA+550, 0.00% Floor	6/24/2031	£—	(31)	(67)	(3)(4)(5)(8)(9)(11)(28)
					100,092	98,685
GC Waves
GC Waves Holdings, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	10/4/2030	63,530	63,453	63,276	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	10/4/2030	4,031	3,850	3,897	(4)(11)(14)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/4/2030	—	(3)	(11)	(4)(5)(11)(28)
					67,300	67,162
Gen II
PEX Holdings LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	11/26/2031	15,357	15,319	15,453	(15)
ISIO
Madonna Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	9/26/2031	£23,819	30,300	29,223	(3)(4)(8)(17)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	10/25/2031	£—	(62)	(61)	(3)(4)(5)(8)(11)(28)
					30,238	29,162

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Jensen Hughes
Jensen Hughes, Inc	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	9/1/2031	78,054	76,923	76,883	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	9/1/2031	—	(157)	(407)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	9/1/2031	—	(126)	(132)	(4)(5)(11)(28)
					76,640	76,344
Nexity
Evoriel	First Lien Secured Debt - Term Loan	E+525, 0.00% Floor	4/2/2031	€43,574	46,057	44,572	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Delayed Draw	E+525, 0.00% Floor	4/2/2031	€7,470	8,414	7,447	(3)(4)(8)(9)(11)(20)(28)
					54,471	52,019
Ocorian
Orthrus Ltd	First Lien Secured Debt - Term Loan	S+625, 1.00% Floor	12/5/2031	42,268	41,634	41,634	(4)(8)(15)
	First Lien Secured Debt - Term Loan	SONIA+625, 0.00% Floor	12/5/2031	£17,915	22,502	22,091	(3)(4)(8)(17)
	First Lien Secured Debt - Term Loan	E+625, 0.00% Floor	12/5/2031	€15,998	16,679	16,323	(3)(4)(8)(19)
	First Lien Secured Debt - Delayed Draw	SONIA+625, 0.00% Floor	12/5/2031	£—	(239)	(235)	(3)(4)(5)(8)(11)(28)
					80,576	79,813
Paymentsense
Hurricane Cleanco Limited	First Lien Secured Debt - Term Loan	12.50% (includes 6.25% PIK)	11/21/2029	£50,024	59,258	61,059	(3)(4)(8)(9)
PIB
Paisley Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+475, 0.00% Floor	5/7/2031	£83,858	104,170	104,194	(3)(4)(8)(9)(17)
	First Lien Secured Debt - Term Loan	E+475, 0.00% Floor	5/7/2031	€28,797	30,762	29,606	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	5/7/2031	£3,813	4,690	4,720	(3)(4)(8)(9)(11)(17)(28)
					139,622	138,520
PMA
PMA Parent Holdings, LLC	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	1/31/2031	14,013	13,869	13,865	(4)(15)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	1/31/2031	—	(10)	(10)	(4)(5)(11)(28)
					13,859	13,855
Stretto
Stretto, Inc.	First Lien Secured Debt - Term Loan	S+600, 1.00% Floor	10/13/2028	125,933	123,913	125,303	(4)(9)(15)

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Strongpoint
Howardsimon LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	12/13/2030	21,176	21,124	21,124	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	12/13/2030	12,000	11,887	11,922	(4)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	12/13/2030	—	(9)	(9)	(4)(5)(11)(28)
					33,002	33,037
Title Resource Group
RE Closing Buyer Corp.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	9/27/2031	114,713	112,493	112,418	(4)(8)(9)(15)
Truvant
NPPI Buyer, LLC	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	8/20/2029	25,725	25,362	25,339	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	8/20/2029	—	(43)	(83)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	8/20/2029	—	(55)	(55)	(4)(5)(9)(11)(28)
					25,264	25,201
VEPF VII
VEPF VII Holdings, L.P.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	2/28/2028	19,776	19,715	20,037	(4)(8)(15)
		Total Financial Services			$1,173,980	$1,169,780

Financing
Singular Bank
Pluto Holdco Limited	First Lien Secured Debt - Term Loan	7.32% PIK	6/9/2025	€12,976	$14,018	$13,408	(3)(4)(8)(9)(19)
		Total Financing			$14,018	$13,408

Food Products
Nutpods
Green Grass Foods, Inc.	First Lien Secured Debt - Term Loan	S+625, 1.00% Floor	12/26/2029	$3,713	$3,648	$3,703	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+650, 1.00% Floor	12/26/2029	—	(21)	(3)	(4)(5)(9)(11)(28)
Nutpods Holdings, Inc.	Common Equity - Stock	N/A	N/A	125 Shares	125	153	(4)(9)(31)
		Total Food Products			$3,752	$3,853

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Ground Transportation
Boasso
Channelside AcquisitionCo, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	6/30/2028	$39,929	$39,224	$39,829	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	6/30/2028	—	(21)	(11)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	7/1/2026	—	(2)	(10)	(4)(5)(9)(11)(28)
					39,201	39,808
First Student
First Student Bidco Inc.	First Lien Secured Debt - Term Loan	S+250, 0.50% Floor	7/21/2028	4,408	4,414	4,422	(15)
Genesee & Wyoming
Genesee & Wyoming Inc.	First Lien Secured Debt - Term Loan	S+175, 0.00% Floor	4/10/2031	4,988	4,988	4,984	(15)
Olympus Terminals
Olympus Terminals Holdco II LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	12/17/2030	37,255	36,515	36,510	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 0.75% Floor	12/17/2030	—	(119)	(120)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	12/17/2030	—	(199)	(200)	(4)(5)(11)(28)
					36,197	36,190
Transportation Insight
TI Intermediate Holdings, LLC	First Lien Secured Debt - Term Loan	S+460 (Includes 1.00% PIK)	6/18/2027	7,352	7,352	4,080	(4)(15)
		Total Ground Transportation			$92,152	$89,484

Health Care Equipment & Supplies
Corpuls
Heartbeat BidCo GmbH	First Lien Secured Debt - Term Loan	E+650, 0.50% Floor	6/28/2030	€20,000	$21,460	$20,613	(3)(4)(8)(9)(19)
Medline
Medline Borrower LP	First Lien Secured Debt - Term Loan	S+225, 0.50% Floor	10/23/2028	29,935	29,970	30,075	(14)
Resonetics
Resonetics, LLC	First Lien Secured Debt - Term Loan	S+325, 0.75% Floor	6/18/2031	9,975	9,963	10,051	(14)
TerSera Therapeutics
TerSera Therapeutics LLC	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	4/4/2029	16,750	16,433	16,750	(4)(9)(14)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	4/4/2029	—	(24)	—	(4)(9)(11)(28)
					16,409	16,750

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Treace Medical Concepts
Treace Medical Concepts, Inc.	First Lien Secured Debt - Term Loan	S+610, 1.00% Floor	4/1/2027	7,292	7,273	7,219	(4)(8)(9)(14)(26)
	First Lien Secured Debt - Delayed Draw	S+610, 1.00% Floor	4/1/2027	—	—	(44)	(4)(5)(8)(9)(26)(28)
	First Lien Secured Debt - Revolver	S+410, 1.00% Floor	4/1/2027	200	200	185	(4)(8)(9)(11)(14)(26)(28)
					7,473	7,360
Zest Dental Solutions
Zest Acquisition Corp.	First Lien Secured Debt - Term Loan	S+551, 0.00% Floor	2/8/2028	20,838	20,637	21,099	(15)
Zeus
Zeus Company LLC	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	2/28/2031	53,763	53,026	54,300	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 0.75% Floor	2/28/2031	3,518	3,428	3,554	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	2/28/2030	—	(98)	—	(4)(9)(11)(28)
					56,356	57,854
		Total Health Care Equipment & Supplies			$162,268	$163,802

Health Care Providers & Services
Advarra
Advarra Holdings, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	9/13/2031	$134,261	$133,611	$133,590	(4)(9)(14)
	First Lien Secured Debt - Term Loan	S+450, 1.00% Floor	9/15/2031	54,001	53,739	53,731	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	9/15/2031	—	(30)	(62)	(4)(5)(9)(11)(28)
					187,320	187,259
Affordable Care
ACI Group Holdings, Inc.	First Lien Secured Debt - Term Loan	S+285, 0.75% Floor	8/2/2028	4,924	4,924	4,850	(4)(14)
All Star Healthcare
All Star Recruiting Locums, LLC	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	5/1/2030	6,922	6,795	6,887	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	5/1/2030	—	(16)	(9)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	5/1/2030	217	194	211	(4)(9)(11)(15)(28)
					6,973	7,089
Allied Benefit Systems
Allied Benefit Systems Intermediate LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	10/31/2030	78,029	77,002	78,029	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+525, 0.75% Floor	10/31/2030	14,310	14,108	14,310	(4)(9)(14)
					91,110	92,339

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Athenahealth
Athenahealth Group Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	2/15/2029	51,433	50,787	51,662	(14)
CNSI
Acentra Holdings, LLC	First Lien Secured Debt - Term Loan	S+550, 0.50% Floor	12/17/2029	37,705	36,776	37,328	(4)(9)(15)
	First Lien Secured Debt - Term Loan	S+575, 0.50% Floor	12/17/2028	2,935	2,885	2,920	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 0.50% Floor	12/17/2029	—	(48)	(74)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+550, 0.50% Floor	12/17/2029	427	342	387	(4)(9)(11)(15)(28)
					39,955	40,561
Concentra Health Services
Concentra Health Services Inc	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	7/26/2031	7,481	7,472	7,547	(8)(14)
CoreTrust
Coretrust Purchasing Group LLC	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	10/1/2029	37,611	36,836	37,235	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+525, 0.75% Floor	10/1/2029	—	(77)	(79)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	10/1/2029	—	(97)	(47)	(4)(5)(11)(28)
					36,662	37,109
CorroHealth
Coding Solutions Acquisition Inc	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	8/7/2031	36,069	35,592	35,527	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	8/7/2031	—	(71)	(82)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/7/2031	3,006	2,957	2,954	(4)(11)(16)(28)
					38,478	38,399
Dental Care Alliance
DCA Investment Holding LLC	First Lien Secured Debt - Term Loan	S+641, 0.75% Floor	4/3/2028	2,424	2,424	2,352	(4)(15)
Eating Recovery Center
ERC Topco Holdings, LLC	First Lien Secured Debt - Term Loan	S+625 (Includes 3.25% PIK)	11/9/2028	35,308	35,308	13,505	(4)(15)(25)
	First Lien Secured Debt - Term Loan	11.12% PIK	11/10/2028	882	882	338	(4)(15)(25)
	First Lien Secured Debt - Term Loan	11.12% PIK	11/10/2027	19	19	7	(4)(14)(25)
	First Lien Secured Debt - Revolver	S+625 (Includes 3.25% PIK)	11/10/2027	2,412	2,404	439	(4)(14)(25)(28)
					38,613	14,289

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Ensemble Health
Ensemble RCM, LLC	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	8/1/2029	31,485	31,375	31,755	(14)(15)
ExamWorks
Electron BidCo Inc.	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	11/1/2028	4,974	4,977	4,999	(14)
Exemplar Healthcare
EHC Holdings Holdco Limited	First Lien Secured Debt - Term Loan	SONIA+575, 0.00% Floor	9/30/2031	£48,000	62,925	58,889	(3)(4)(8)(17)
	First Lien Secured Debt - Delayed Draw	SONIA+575, 0.00% Floor	9/30/2031	£2,400	2,236	2,404	(3)(4)(8)(11)(17)(28)
					65,161	61,293
Gainwell
Gainwell Acquisition Corp.	First Lien Secured Debt - Term Loan	S+410, 0.75% Floor	10/1/2027	57,210	55,652	55,558	(15)
Gateway Services
Gateway US Holdings, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	9/22/2028	64,583	64,278	64,260	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	9/22/2026	14,837	14,837	14,763	(4)(15)
	First Lien Secured Debt - Term Loan	S+490, 0.75% Floor	9/22/2028	5,346	5,267	5,319	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	9/22/2026	6,942	6,877	6,908	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	11/14/2026	—	—	(21)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+650, 0.75% Floor	9/22/2026	—	(10)	(13)	(4)(5)(11)(28)
					91,249	91,216
Hanger
Hanger, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	10/23/2031	18,605	18,548	18,811	(14)
	First Lien Secured Debt - Delayed Draw	S+350, 0.00% Floor	10/23/2031	—	(7)	—	(11)(14)(28)
					18,541	18,811
Legacy.com
Lotus Topco Inc.	First Lien Secured Debt - Term Loan	S+475, 1.00% Floor	6/7/2030	11,706	11,543	11,530	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	6/7/2030	—	(40)	(88)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+475, 1.00% Floor	6/7/2030	—	(32)	(35)	(4)(5)(11)(28)
					11,471	11,407
Omega Healthcare
OMH-Healthedge Holdings, Inc.	First Lien Secured Debt - Term Loan	S+600, 1.00% Floor	10/8/2029	107,459	105,189	107,459	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	10/8/2029	—	(234)	—	(4)(9)(11)(28)
					104,955	107,459

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Parexel
Phoenix Newco, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	11/15/2028	19,568	19,550	19,727	(14)
Practice Plus Group
Practice Plus Group Bidco Limited / Practice Plus Group Holdings Limited	First Lien Secured Debt - Term Loan	SONIA+625, 0.50% Floor	11/19/2029	£10,000	11,647	12,237	(3)(4)(8)(9)(17)
	First Lien Secured Debt - Term Loan	SONIA+650, 0.50% Floor	11/19/2029	£5,000	6,180	6,119	(3)(4)(8)(9)(17)
					17,827	18,356
Public Partnerships
PPL Acquisition LLC	First Lien Secured Debt - Term Loan	S+635, 0.75% Floor	7/1/2028	8,388	8,228	8,095	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+635, 0.75% Floor	7/1/2028	—	(12)	(35)	(4)(5)(9)(11)(28)
PPL Equity LP	Preferred Equity - Preferred Stocks	N/A	N/A	50,000 Shares	50	50	(4)(9)(31)
	Preferred Equity - Equity Unit	N/A	N/A	50,000 Shares	50	—	(4)(9)(31)
					8,316	8,110
Smile Brands
Smile Brands Inc.	First Lien Secured Debt - Term Loan	S+610 (Includes 1.29% PIK)	10/12/2027	7,561	7,561	6,918	(4)(15)
Southern Veterinary Partners
Southern Veterinary Partners, LLC	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	12/4/2031	25,000	24,876	25,208	(15)
Team Select
TS Investors, LLC	First Lien Secured Debt - Term Loan	S+560, 1.00% Floor	5/4/2029	7,668	7,486	7,572	(4)(9)(14)
	First Lien Secured Debt - Term Loan	S+660, 1.00% Floor	5/4/2029	7,609	7,505	7,514	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+560, 1.00% Floor	5/4/2029	440	419	421	(4)(9)(11)(14)(28)
	First Lien Secured Debt - Delayed Draw	S+560, 1.00% Floor	11/4/2025	—	(16)	(29)	(4)(5)(9)(28)
	First Lien Secured Debt - Revolver	S+560, 1.00% Floor	5/4/2029	—	(16)	(9)	(4)(5)(9)(11)(28)
					15,378	15,469
Tivity Health
Tivity Health, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	6/28/2029	112,423	111,196	112,985	(4)(9)(14)
Vizient
Vizient, Inc.	First Lien Secured Debt - Term Loan	S+200, 0.50% Floor	8/1/2031	6,239	6,224	6,295	(14)
		Total Health Care Providers & Services			$1,099,027	$1,079,022

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (29)	Fair Value (1)(30)
Health Care Technology
Clario
eResearchTechnology, Inc.	First Lien Secured Debt - Term Loan	S+400, 1.00% Floor	2/4/2027		$19,768	$19,386	$19,915	(14)
Imprivata
Imprivata, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.50% Floor	12/1/2027		11,909	11,957	12,005	(15)
Novotech
Novotech SG Holdings Pte. Ltd./ Novotech Aus Bidco Pty Ltd/Novotech Holdings USA LLC	First Lien Secured Debt - Term Loan	S+525, 0.00% Floor	6/27/2031		42,857	42,349	42,351	(4)(8)(9)(16)
	First Lien Secured Debt - Delayed Draw	S+525, 0.00% Floor	6/27/2031		500	417	416	(4)(8)(9)(11)(16)(28)
						42,766	42,767
Press Ganey
Azalea TopCo, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	4/30/2031		4,627	4,632	4,646	(14)
Wellsky
Project Ruby Ultimate Parent Corp.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	3/10/2028		41,790	41,620	42,038	(15)
		Total Health Care Technology				$120,361	$121,371

Hotels, Restaurants & Leisure
Bally's
Bally's Corp	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	10/2/2028		$496	$480	$470	(8)(15)
Caesars Entertainment
Caesars Entertainment, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.50% Floor	2/6/2031		7,462	7,446	7,488	(8)(14)
Delivery Hero
Delivery Hero Finco Germany GmbH	First Lien Secured Debt - Term Loan	K+500, 0.50% Floor	12/12/2029	₩	194,831,194	138,676	133,668	(3)(4)(8)(9)(18)
Delivery Hero SE	Unsecured Debt - Convertible Bond	3.37%	2/21/2030		€100	96	103	(3)(8)(9)
						138,772	133,771
Formula One
Delta 2	First Lien Secured Debt - Term Loan	S+200, 0.50% Floor	9/30/2031		3,333	3,333	3,346	(8)(15)
	First Lien Secured Debt - Term Loan	S+200, 0.50% Floor	9/10/2031		1,667	1,667	1,673	(8)(15)
						5,000	5,019

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
JOA
Joker Holdco 3 S.a r.l.	First Lien Secured Debt - Term Loan	E+611, 0.00% Floor	4/19/2031	€137,000	143,261	140,847	(3)(4)(8)(9)(19)
Life Time Fitness
Life Time, Inc.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	11/5/2031	12,000	11,970	12,064	(8)(14)
Nottingham Forest FC
Nottingham Forest Football Club Limited	First Lien Secured Debt - Term Loan	8.75%	12/20/2027	£25,000	31,136	30,985	(3)(4)
PARS
PARS Group LLC	First Lien Secured Debt - Term Loan	S+685, 1.50% Floor	4/3/2028	8,794	8,707	8,662	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+685, 1.50% Floor	4/3/2028	—	—	(14)	(4)(5)(9)(28)
					8,707	8,648
Playa Hotels & Resorts
Playa Resorts Holding B.V.	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	1/5/2029	4,975	4,980	4,985	(8)(14)
Scientific Games Lottery
Scientific Games Holdings LP	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	4/4/2029	18,927	18,922	18,996	(15)
Sky Zone
CircusTrix Holdings LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	7/18/2028	12,423	12,186	12,423	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+650, 1.00% Floor	7/18/2028	1,284	1,257	1,284	(4)(9)(11)(14)(28)
	First Lien Secured Debt - Revolver	S+650, 1.00% Floor	7/18/2028	806	792	806	(4)(9)(14)(28)
					14,235	14,513
Sports Invest
Sports Invest Holdings Ltd.	First Lien Secured Debt - Term Loan	10.50%	10/3/2029	£25,000	32,183	30,437	(3)(4)(8)
		Total Hotels, Restaurants & Leisure			$417,092	$408,223

Household Durables
Ergotron
Ergotron Acquisition, LLC	First Lien Secured Debt - Term Loan	S+536, 0.75% Floor	7/6/2028	$8,930	$8,813	$8,930	(4)(14)
Ergotron Investments, LLC	Common Equity - Equity Unit	N/A	N/A	500 Shares	50	65	(4)(31)
					8,863	8,995

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
HOV
K Hovnanian Enterprises Inc	First Lien Secured Debt - Revolver	S+450, 3.00% Floor	6/30/2026	5,600	3,259	3,500	(4)(8)(9)(11)(14)(28)
	First Lien Secured Debt - Corporate Bond	11.75%	9/30/2029	1,950	1,905	2,131	(8)(9)
	First Lien Secured Debt - Corporate Bond	8.00%	9/30/2028	2,000	1,984	2,033	(8)(9)
					7,148	7,664
Polywood
Poly-Wood, LLC	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	3/20/2030	121,987	119,512	121,987	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+575, 1.00% Floor	3/20/2030	—	(226)	—	(4)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+575, 1.00% Floor	3/20/2030	—	(452)	—	(4)(9)(11)(28)
					118,834	121,987
Weber-Stephen Products
Weber-Stephen Products LLC	First Lien Secured Debt - Term Loan	S+325, 0.75% Floor	10/30/2027	10,694	10,160	10,678	(14)
		Total Household Durables			$145,005	$149,324

Household Products
Action
Peer Holding III B.V.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	7/1/2031	$7,648	$7,648	$7,701	(8)(15)
Advantice Health
Jazz AH Holdco, LLC	First Lien Secured Debt - Term Loan	S+510, 0.75% Floor	4/3/2028	7,038	7,038	6,903	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+510, 0.75% Floor	4/3/2028	119	119	117	(4)(15)
	First Lien Secured Debt - Revolver	S+510, 0.75% Floor	4/3/2028	240	233	225	(4)(11)(16)(28)
					7,390	7,245
Ardagh
Ardagh Group S.A.	First Lien Secured Debt - Term Loan	8.88%	7/2/2029	€99,000	105,154	101,524	(3)(4)(8)(9)
		Total Household Products			$120,192	$116,470

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Independent Power & Renewable Electricity Producers
Calpine Corporation
Calpine Corporation	First Lien Secured Debt - Term Loan	S+175, 0.00% Floor	1/31/2031	$4,987	$4,992	$4,979	(14)
Esdec
Esdec Solar Group B.V.	First Lien Secured Debt - Term Loan	E+625, 0.50% Floor	8/30/2028	€48,141	53,209	45,378	(3)(4)(8)(9)(19)
	First Lien Secured Debt - Delayed Draw	E+611, 0.50% Floor	8/30/2028	€15,194	16,777	14,224	(3)(4)(8)(9)(11)(19)(28)
					69,986	59,602
		Total Independent Power & Renewable Electricity Producers			$74,978	$64,581

Insurance
Alera Group
Alera Group, Inc.	First Lien Secured Debt - Term Loan	S+535, 0.75% Floor	10/2/2028	$25,709	$25,319	$25,709	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+585, 0.75% Floor	10/2/2028	37,361	37,135	37,734	(4)(9)(11)(14)(28)
	First Lien Secured Debt - Delayed Draw	S+535, 0.75% Floor	10/2/2028	29,738	29,323	29,738	(4)(9)(14)
					91,777	93,181
Alliant Holdings
Alliant Holdings Intermediate, LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	9/19/2031	18,953	18,918	19,025	(14)
AssuredPartners
AssuredPartners, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.50% Floor	2/14/2031	34,575	34,534	34,689	(14)
Asurion
Asurion, LLC	First Lien Secured Debt - Term Loan	S+336, 0.00% Floor	7/31/2027	34,978	34,815	34,942	(14)
	First Lien Secured Debt - Term Loan	S+336, 0.00% Floor	12/23/2026	8,085	8,042	8,089	(14)
					42,857	43,031
Broadstreet Partners
BroadStreet Partners, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	6/13/2031	9,975	9,987	10,021	(14)
Galway
Galway Borrower LLC	First Lien Secured Debt - Term Loan	S+450, 0.75% Floor	9/29/2028	33,994	33,684	34,079	(9)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.75% Floor	9/29/2028	700	680	702	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+450, 0.75% Floor	9/29/2028	251	224	251	(4)(9)(11)(15)(28)
					34,588	35,032

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Higginbotham
HIG Intermediate, Inc.	Preferred Equity - Preferred Stocks	N/A	N/A	50,000 Shares	49	49	(4)(31)
Higginbotham Insurance Agency, Inc.	First Lien Secured Debt - Term Loan	S+450, 1.00% Floor	11/24/2028	122,959	122,767	122,959	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+475, 1.00% Floor	11/24/2028	6,649	6,513	6,649	(4)(11)(14)(28)
					129,329	129,657
Hilb Group
Thg Acquisition, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	10/31/2031	89,928	89,059	89,029	(4)(14)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	10/31/2031	—	(97)	(100)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/31/2031	745	648	644	(4)(11)(14)(28)
					89,610	89,573
Howden Group
Hyperion Refinance Sarl	First Lien Secured Debt - Term Loan	S+300, 0.50% Floor	2/15/2031	47,184	47,007	47,565	(8)(14)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	2/15/2031	66,000	64,003	64,900	(4)(8)(11)(15)(28)
					111,010	112,465
Hub International
Hub International Limited	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	6/20/2030	4,963	4,979	4,999	(15)
Patriot Growth Insurance Services
Patriot Growth Insurance Services, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	10/16/2028	31,815	31,815	31,815	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	10/16/2028	4,216	4,164	4,216	(4)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	10/16/2028	1,156	1,156	1,156	(4)(11)(14)(28)
					37,135	37,187
Risk Strategies
Accession Risk Management Group, Inc.	First Lien Secured Debt - Term Loan	S+490, 0.75% Floor	11/1/2029	51,122	51,013	50,984	(4)(15)
	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	11/1/2029	6,940	6,916	6,922	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	11/1/2029	—	19	(62)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+490, 0.75% Floor	11/1/2029	—	(3)	(2)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	11/1/2029	—	—	(8)	(4)(5)(11)(28)
					57,945	57,834

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Safe-Guard
SG Acquisition, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	4/3/2030	94,366	93,123	94,365	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	4/3/2030	—	(51)	—	(4)(9)(11)(28)
					93,072	94,365
Sedgwick
Sedgwick Claims Management Services, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	7/31/2031	9,975	9,951	10,047	(8)(15)
Truist
Truist Insurance Holdings, LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	5/6/2031	8,149	8,135	8,186	(15)
	First Lien Secured Debt - Revolver	S+351, 0.00% Floor	5/6/2029	—	(489)	(435)	(4)(5)(11)(28)
					7,646	7,751
		Total Insurance			$773,338	$778,857

IT Services
Anaplan
Anaplan, Inc.	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	6/21/2029	$159,692	$157,461	$159,293	(4)(15)
	First Lien Secured Debt - Revolver	S+575, 0.75% Floor	6/21/2028	—	(106)	(23)	(4)(5)(11)(28)
					157,355	159,270
Astek
FINANCIERE ASTEK	First Lien Secured Debt - Term Loan	E+650, 0.00% Floor	4/25/2031	€50,293	52,578	51,315	(3)(4)(8)(9)(19)
	First Lien Secured Debt - Delayed Draw	E+650, 0.00% Floor	4/25/2031	€14,758	15,574	14,962	(3)(4)(8)(9)(11)(19)(28)
					68,152	66,277
Genesys Cloud
Greeneden U.S. Holdings II, LLC	First Lien Secured Debt - Term Loan	S+300, 0.75% Floor	12/1/2027	18,760	18,760	18,942	(14)
Peraton
Peraton Corp.	First Lien Secured Debt - Term Loan	S+385, 0.75% Floor	2/1/2028	37,338	37,180	34,837	(14)
Sysnet North America
Sysnet North America, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	8/6/2030	21,000	20,701	20,685	(4)(15)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/6/2030	2,105	2,050	2,046	(4)(11)(15)(28)
					22,751	22,731

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Vensure
Vensure Employer Services, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	9/27/2031	126,956	125,720	125,686	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	9/27/2031	8,018	7,805	7,657	(4)(9)(11)(15)(28)
					133,525	133,343
Version 1
Investment Company 24 Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+515, 0.00% Floor	7/11/2029	£6,559	7,663	8,150	(3)(4)(8)(9)(17)
	First Lien Secured Debt - Term Loan	E+515, 0.00% Floor	7/11/2029	€4,029	3,978	4,143	(3)(4)(8)(9)(19)
	First Lien Secured Debt - Delayed Draw	SONIA+575, 0.00% Floor	7/11/2029	£1,377	1,348	1,415	(3)(4)(8)(9)(11)(17)
	First Lien Secured Debt - Delayed Draw	SONIA+651, 0.00% Floor	7/11/2029	£872	767	856	(3)(4)(8)(9)(11)(17)(28)
	First Lien Secured Debt - Delayed Draw	E+575, 0.00% Floor	7/11/2029	€—	425	(43)	(3)(4)(5)(8)(9)(11)(28)
					14,181	14,521
Virtusa
Virtusa Corporation	First Lien Secured Debt - Term Loan	S+325, 0.75% Floor	2/15/2029	12,780	12,794	12,886	(14)
		Total IT Services			$464,698	$462,807

Leisure Products
Lime
Neutron Holdings, Inc.	First Lien Secured Debt - Term Loan	10.00%	9/30/2026	$75,000	$74,069	$75,375	(4)(9)
Peloton
Peloton Interactive, Inc.	First Lien Secured Debt - Term Loan	S+600, 0.00% Floor	5/30/2029	72,884	72,222	74,736	(8)(14)
Varsity Brands, LLC
Varsity Brands, LLC	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	8/26/2031	43,000	42,815	43,103	(15)
		Total Leisure Products			$189,106	$193,214

Life Sciences Tools & Services
Curia
Curia Global, Inc.	First Lien Secured Debt - Term Loan	S+385, 0.75% Floor	8/30/2026	$81,936	$78,543	$78,564	(15)
		Total Life Sciences Tools & Services			$78,543	$78,564

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Machinery
Alliance Laundry Systems
Alliance Laundry Systems LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	8/19/2031	$9,000	$8,996	$9,072	(14)
Carlisle Fluid Technologies
LSF12 Donnelly Bidco, LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	10/2/2029	14,813	14,500	14,561	(4)(9)(14)
Charter Next Generation
Charter Next Generation, Inc.	First Lien Secured Debt - Term Loan	S+300, 0.75% Floor	11/29/2030	16,121	16,153	16,228	(14)
Duravant
Engineered Machinery Holdings, Inc.	First Lien Secured Debt - Term Loan	S+401, 0.75% Floor	5/19/2028	19,763	19,680	19,941	(15)
Husky Technologies
Titan Acquisition Ltd of Canada	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	2/15/2029	40,234	39,757	40,625	(8)(16)
JPW
JPW Industries Holding Corporation	First Lien Secured Debt - Term Loan	S+588, 2.00% Floor	11/22/2028	115,830	113,452	114,961	(4)(9)(15)
ProMach
Pro Mach Group, Inc.	First Lien Secured Debt - Term Loan	S+350, 1.00% Floor	8/31/2028	30,816	30,900	31,123	(14)
		Total Machinery			$243,438	$246,511

Marine Transportation
Meritus Gas Partners
MGP Holdings III Corp.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	3/1/2030	$19,616	$19,265	$19,322	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	3/1/2030	6,087	5,982	5,963	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	P+525, 1.00% Floor	3/1/2030	458	424	429	(4)(9)(11)(23)(28)
		Total Marine Transportation			$25,671	$25,714

Media
Accelerate36
Accelerate36 Holdings, LLC	First Lien Secured Debt - Term Loan	S+626, 1.00% Floor	2/11/2027	$68,972	$68,972	$68,283	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+576, 1.00% Floor	2/11/2027	24,956	24,956	24,497	(4)(9)(11)(15)(28)
					93,928	92,780

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Advantage Sales
Advantage Sales & Marketing Inc.	First Lien Secured Debt - Term Loan	S+451, 0.75% Floor	10/28/2027	15,193	15,208	15,171	(8)(15)
Associa
Associations Inc.	First Lien Secured Debt - Term Loan	S+675, 1.00% Floor	7/2/2028	17,429	17,414	17,473	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+650, 1.00% Floor	7/2/2028	226	225	227	(4)(15)(28)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	7/2/2028	543	542	544	(4)(11)(15)(28)
					18,181	18,244
Cablevision Systems
CSC Holdings, LLC	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	1/18/2028	116,355	112,729	114,383	(8)(14)
	First Lien Secured Debt - Term Loan	L+250, 0.00% Floor	4/15/2027	15,000	14,065	13,875	(8)
	First Lien Secured Debt - Revolver	S+225, 0.00% Floor	7/13/2027	81	62	73	(4)(8)(14)(28)
					126,856	128,331
Charter Communications
Charter Communications Operating, LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	12/15/2031	20,000	19,950	19,981	(8)(14)
Clear Channel International
Clear Channel International B.V.	First Lien Secured Debt - Term Loan	S+225, 5.25% Floor	8/5/2027	30,000	29,726	29,925	(4)(8)(15)
EchoStar Corporation
EchoStar Corporation	First Lien Secured Debt - Corporate Bond	10.75%	11/30/2029	72,552	73,313	78,108	(8)
	Secured Debt - Corporate Bond	6.75%	11/30/2030	99	98	90	(8)
	Secured Debt - Corporate Bond	3.88%	11/30/2030	80	80	85	(8)
					73,491	78,283
Escalent
M&M OPCO, LLC	First Lien Secured Debt - Term Loan	S+810, 1.00% Floor	4/7/2029	9,357	9,137	9,170	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+810, 1.00% Floor	4/7/2029	—	(5)	(5)	(4)(5)(9)(11)(28)
					9,132	9,165
Gannett
Gannett Co., Inc.	First Lien Secured Debt - Convertible Bond	6.00%	12/1/2031	500	528	665	(4)(8)
Gannett Holdings, LLC	First Lien Secured Debt - Term Loan	S+500, 1.50% Floor	10/15/2029	211,385	208,324	208,214	(4)(8)(14)
	First Lien Secured Debt - Delayed Draw	S+500, 1.50% Floor	10/15/2029	—	(62)	(65)	(4)(5)(8)(28)
					208,790	208,814

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Material+
Material Holdings, LLC	First Lien Secured Debt - Term Loan	S+1600 (Includes 8.03% PIK)	8/19/2027	6,375	6,375	5,642	(4)(15)(25)
	First Lien Secured Debt - Term Loan	10.43% PIK	8/19/2027	1,576	1,576	—	(4)(15)(25)
					7,951	5,642
McGraw Hill
McGraw-Hill Education, Inc.	First Lien Secured Debt - Term Loan	S+400, 0.50% Floor	8/6/2031	27,883	27,306	28,234	(15)
		Total Media			$630,519	$634,570

Oil, Gas & Consumable Fuels
ArcLight
AL GCX Holdings, LLC	First Lien Secured Debt - Term Loan	S+275, 0.50% Floor	5/17/2029	$5,000	$5,024	$5,040	(14)
Brookfield Infrastructure Partners
BIP Pipeco Holdings LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	12/6/2030	9,617	9,649	9,663	(14)
GIP Pilot
GIP Pilot Acquisition Partners, L.P.	First Lien Secured Debt - Term Loan	S+250, 0.00% Floor	10/4/2030	1,980	1,993	1,995	(15)
WhiteWater DBR
WhiteWater DBR HoldCo LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	3/3/2031	6,280	6,307	6,325	(15)
		Total Oil, Gas & Consumable Fuels			$22,973	$23,023

Personal Care Products
Heat Makes Sense
Amika OpCo LLC	First Lien Secured Debt - Term Loan	S+575, 0.75% Floor	7/1/2029	$34,650	$34,061	$34,910	(4)(9)(16)
	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	7/1/2029	7,891	7,775	7,871	(4)(9)(16)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	7/1/2028	—	(20)	(4)	(4)(5)(9)(11)(28)
Ishtar Co-Invest-B LP	Common Equity - Stock	N/A	N/A	39 Shares	22	—	(4)(9)(31)
Oshun Co-Invest-B LP	Common Equity - Stock	N/A	N/A	11 Shares	11	—	(4)(9)(31)
					41,849	42,777

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
KDC
KDC/ONE Development Corporation, Inc.	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	8/15/2028	36,295	35,872	36,584	(14)
PDC Brands
Parfums Holding Company, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	6/27/2030	164,742	163,201	163,094	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	6/27/2029	—	(92)	(103)	(4)(5)(9)(11)(28)
					163,109	162,991
RoC Skincare
RoC Holdco LLC	First Lien Secured Debt - Term Loan	S+600, 1.00% Floor	2/21/2031	25,418	24,953	24,973	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+600, 1.00% Floor	2/21/2030	—	(76)	(77)	(4)(5)(9)(11)(28)
					24,877	24,896
		Total Personal Care Products			$265,707	$267,248

Pharmaceuticals
Alcresta
Alcresta Holdings, LP	Preferred Equity - Preferred Stocks	N/A	N/A	$116 Shares	$116	$124	(4)(9)(31)
	Preferred Equity - Equity Unit	N/A	N/A	1,176 Shares	1	28	(4)(9)(31)
Alcresta Therapeutics Inc.	First Lien Secured Debt - Term Loan	S+575, 1.00% Floor	3/12/2030	4,499	4,418	4,432	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+575, 1.00% Floor	3/31/2030	—	(76)	(65)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+575, 1.00% Floor	3/31/2029	—	(15)	(13)	(4)(5)(9)(11)(28)
					4,444	4,506
Bausch Health
Bausch Health Companies Inc.	First Lien Secured Debt - Term Loan	S+535, 0.50% Floor	2/1/2027	153,179	144,063	149,925	(8)(14)
	First Lien Secured Debt - Corporate Bond	5.50%	11/1/2025	791	749	771	(8)
					144,812	150,696
Catalent
Creek Parent, Inc.	First Lien Secured Debt - Term Loan	S+525, 0.75% Floor	12/18/2031	202,397	198,874	198,855	(4)(14)
	First Lien Secured Debt - Revolver	S+525, 0.75% Floor	12/18/2031	—	(507)	(509)	(4)(5)(11)(28)
					198,367	198,346

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Ceva
Financiere Mendel SASU	First Lien Secured Debt - Term Loan	S+325, 0.00% Floor	11/8/2030	4,953	4,910	4,992	(8)(15)
Eversana
LSCS Holdings, Inc.	First Lien Secured Debt - Term Loan	S+461, 0.50% Floor	12/16/2028	24,484	24,278	24,682	(14)
ExactCare
ExactCare Parent, Inc.	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	11/5/2029	40,269	39,325	40,068	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+650, 1.00% Floor	11/5/2029	—	(99)	(22)	(4)(5)(9)(11)(28)
					39,226	40,046
Rarebreed
Rarebreed Veterinary Partners, Inc.	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	4/18/2030	15,041	14,767	14,740	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	4/18/2030	12,695	12,451	11,970	(4)(9)(11)(14)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	4/18/2030	—	(103)	(116)	(4)(5)(9)(11)(28)
					27,115	26,594
		Total Pharmaceuticals			$443,152	$449,862

Professional Services
EAB
EAB Global, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	8/16/2028	$56,144	$56,036	$56,432	(14)
FGS Global
Kite Bidco Inc.	First Lien Secured Debt - Term Loan	S+500, 0.00% Floor	9/20/2031	61,788	60,869	60,861	(4)(16)
	First Lien Secured Debt - Delayed Draw	S+500, 0.00% Floor	9/20/2031	—	(113)	(114)	(4)(5)(28)
					60,756	60,747
Kroll
Deerfield Dakota Holding, LLC	First Lien Secured Debt - Term Loan	S+375, 1.00% Floor	4/9/2027	2,496	2,468	2,447	(15)
Legends
Legends Hospitality Holding Company, LLC	First Lien Secured Debt - Term Loan	S+550 (Includes 2.75% PIK)	8/22/2031	98,668	96,791	97,682	(4)(9)(10)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	8/22/2031	—	(55)	(58)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	8/22/2030	1,153	936	1,037	(4)(9)(11)(14)(28)
					97,672	98,661

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
VFS Global
Speed Midco 3 S.A R.L.	First Lien Secured Debt - Term Loan	E+495, 0.00% Floor	5/16/2029	€115,020	123,134	120,335	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Term Loan	S+495, 0.00% Floor	5/16/2029	54,980	54,980	55,255	(4)(8)(9)(16)
	First Lien Secured Debt - Term Loan	SONIA+495, 0.00% Floor	5/16/2029	£31,767	40,229	40,167	(3)(4)(8)(9)(17)
					218,343	215,757
		Total Professional Services			$435,275	$434,044

Real Estate Management & Development
3Phase Elevator
Polyphase Elevator Holding Company	First Lien Secured Debt - Term Loan	S+510 (Includes 5.00% PIK)	6/23/2027	$3,554	$3,554	$3,119	(4)(15)
Pritchard Industries
Pritchard Industries, LLC	First Lien Secured Debt - Term Loan	S+600, 0.75% Floor	10/13/2027	6,321	6,321	6,273	(4)(16)
Redfin
Redfin Corporation	First Lien Secured Debt - Term Loan	S+575, 1.50% Floor	10/20/2028	62,706	61,058	61,295	(4)(8)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+575, 1.50% Floor	10/20/2028	63,024	61,383	61,606	(4)(8)(9)(15)
					122,441	122,901
		Total Real Estate Management & Development			$132,316	$132,293

Software
Accela
Accela, Inc.	First Lien Secured Debt - Term Loan	S+600, 0.75% Floor	9/3/2030	$18,286	$17,970	$18,286	(4)(9)(14)
	First Lien Secured Debt - Revolver	S+600, 0.75% Floor	9/3/2030	—	(28)	—	(4)(9)(11)(28)
					17,942	18,286
Access Group
Armstrong Bidco Limited	First Lien Secured Debt - Term Loan	SONIA+525, 0.00% Floor	6/28/2029	£27,600	33,041	33,948	(3)(4)(8)(17)
	First Lien Secured Debt - Delayed Draw	SONIA+525, 0.00% Floor	6/28/2029	£14,400	17,257	17,712	(3)(4)(8)(17)
					50,298	51,660

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Alteryx
Azurite Intermediate Holdings, Inc.	First Lien Secured Debt - Term Loan	S+650, 0.75% Floor	3/19/2031	20,144	19,865	20,094	(4)(9)(14)
	First Lien Secured Debt - Delayed Draw	S+650, 0.75% Floor	3/19/2031	45,781	45,158	45,667	(4)(9)(14)
	First Lien Secured Debt - Revolver	S+650, 0.75% Floor	3/19/2031	—	(98)	(18)	(4)(5)(9)(11)(28)
					64,925	65,743
Avalara
Avalara, Inc.	First Lien Secured Debt - Term Loan	S+625, 0.75% Floor	10/19/2028	136,364	133,941	136,364	(4)(15)
	First Lien Secured Debt - Revolver	S+625, 0.75% Floor	10/19/2028	—	(218)	—	(4)(11)(28)
					133,723	136,364
Avetta
Artifact Bidco, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.50% Floor	7/28/2031	63,399	62,793	63,399	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+450, 0.50% Floor	7/28/2031	—	(73)	—	(4)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+450, 0.50% Floor	7/26/2030	—	(103)	—	(4)(9)(11)(28)
					62,617	63,399
AVI-SPL
A&V Holdings Midco, LLC	First Lien Secured Debt - Term Loan	S+500, 0.00% Floor	6/6/2031	176,041	173,552	173,523	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.00% Floor	6/6/2031	—	(246)	(510)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.00% Floor	6/6/2031	—	—	—	(4)(9)(11)(28)
					173,306	173,013
BMC Software
Boxer Parent Company Inc.	First Lien Secured Debt - Term Loan	S+375, 0.00% Floor	7/30/2031	33,327	33,275	33,644	(15)
Certinia
Certinia Inc	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	8/4/2030	60,627	59,579	60,021	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+725, 1.00% Floor	8/3/2029	—	(93)	(40)	(4)(5)(9)(11)(28)
					59,486	59,981
CINC Systems
1475 Holdings, LLC	First Lien Secured Debt - Term Loan	S+575, 0.75% Floor	1/18/2030	3,929	3,859	3,872	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+575, 0.75% Floor	1/19/2030	—	(18)	(15)	(4)(5)(9)(11)(28)
					3,841	3,857

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Citrix
Cloud Software Group, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.50% Floor	3/30/2029	33,255	31,527	33,395	(15)
	First Lien Secured Debt - Term Loan	S+375, 0.50% Floor	3/21/2031	25,242	25,168	25,355	(15)
					56,695	58,750
Cohesity
Clover Holdings 2, LLC	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	11/1/2031	25,000	24,752	25,313	(14)
Coupa Software
Coupa Software Incorporated	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	2/27/2030	55,008	53,896	55,008	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 0.75% Floor	2/27/2030	—	(46)	—	(4)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	2/27/2029	—	(66)	(19)	(4)(5)(9)(11)(28)
					53,784	54,989
Databricks
Databricks, Inc.	First Lien Secured Debt - Term Loan	S+450, 0.00% Floor	4/4/2029	123,226	122,609	123,535	(14)
	First Lien Secured Debt - Delayed Draw	S+450, 0.00% Floor	1/19/2031	—	(136)	—	(28)
					122,473	123,535
DigiCert
Dcert Buyer, Inc.	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	10/16/2026	45,067	44,845	43,409	(14)
Duck Creek Technologies
Disco Parent, LLC	First Lien Secured Debt - Term Loan	S+750, 1.00% Floor	3/30/2029	25,032	24,547	25,345	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+750, 1.00% Floor	3/30/2029	—	(38)	—	(4)(9)(11)(28)
					24,509	25,345
Everbridge
Everbridge Holdings, LLC	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	7/2/2031	61,481	61,189	61,789	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	7/2/2031	6,025	5,989	6,055	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	7/2/2031	—	(29)	—	(4)(9)(28)
					67,149	67,844

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Flexera
Flexera Software LLC	First Lien Secured Debt - Term Loan	S+300, 0.75% Floor	3/3/2028	25,452	25,441	25,655	(15)
G2CI
Evergreen IX Borrower 223, LLC	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	9/30/2030	122,797	120,520	121,569	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/1/2029	—	(200)	(101)	(4)(5)(9)(11)(28)
					120,320	121,468
GrayMatter
Genius Bidco LLC	First Lien Secured Debt - Term Loan	S+525, 1.00% Floor	5/1/2030	4,616	4,531	4,535	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	5/1/2030	—	(15)	(30)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+525, 1.00% Floor	5/1/2030	—	(21)	(20)	(4)(5)(9)(11)(28)
	Common Equity - Equity Unit	N/A	N/A	773 Shares	77	68	(4)(9)(31)
					4,572	4,553
GTreasury
G Treasury SS LLC	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	6/29/2029	8,571	8,434	8,443	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	6/29/2029	4,489	4,454	4,421	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+525, 1.00% Floor	12/31/2025	—	(27)	(72)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	6/29/2029	—	(32)	(32)	(4)(5)(9)(11)(28)
					12,829	12,760
HHAeXchange
Homecare Software Solutions LLC	First Lien Secured Debt - Term Loan	S+525 (Includes 2.93% PIK)	6/14/2031	75,384	74,655	74,631	(4)(14)
Infoblox
Delta Topco, Inc.	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	11/30/2029	23,392	23,365	23,604	(16)
Instem
Ichor Management Limited	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	12/8/2029	9,186	8,987	8,864	(4)(8)(9)(16)
	First Lien Secured Debt - Delayed Draw	SONIA+550, 1.00% Floor	12/7/2029	£—	(40)	(135)	(3)(4)(5)(8)(9)(11)(28)
	First Lien Secured Debt - Revolver	SONIA+550, 1.00% Floor	12/7/2029	£1,477	1,814	1,784	(3)(4)(8)(9)(16)(28)
					10,761	10,513

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Jagex
Janus Bidco Limited	First Lien Secured Debt - Term Loan	S+600, 0.00% Floor	4/25/2031	68,523	66,918	67,153	(4)(8)(9)(16)
	First Lien Secured Debt - Term Loan	SONIA+600, 0.00% Floor	4/25/2031	£3,083	3,772	3,783	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Delayed Draw	SONIA+600, 0.00% Floor	4/5/2031	£—	(207)	(397)	(3)(4)(5)(8)(9)(11)(28)
					70,483	70,539
JD Power
Project Boost Purchaser, LLC	First Lien Secured Debt - Term Loan	S+350, 0.00% Floor	7/16/2031	9,000	9,002	9,075	(15)
Medallia
Medallia, Inc.	First Lien Secured Debt - Term Loan	S+660 (Includes 4.00% PIK)	10/29/2028	39,616	39,065	34,367	(4)(9)(15)
M-Files
MetaTiedot Midco S.à r.l.	First Lien Secured Debt - Term Loan	E+550, 0.75% Floor	11/27/2031	€21,178	22,043	21,608	(3)(4)(8)(19)
	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	11/27/2031	15,859	15,624	15,622	(4)(8)(15)
	First Lien Secured Debt - Delayed Draw	E+550, 0.75% Floor	11/27/2031	€171	128	74	(3)(4)(8)(11)(19)(28)
	First Lien Secured Debt - Revolver	E+550, 0.75% Floor	11/27/2030	€673	668	655	(3)(4)(8)(11)(19)(28)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	11/27/2030	—	(24)	(24)	(4)(5)(8)(11)(28)
					38,439	37,935
Mitchell
Mitchell International, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	6/17/2031	35,910	35,733	35,974	(14)
New Relic
Crewline Buyer, Inc.	First Lien Secured Debt - Term Loan	S+675, 1.00% Floor	11/8/2030	66,900	65,358	66,900	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+675, 1.00% Floor	11/8/2030	—	(92)	—	(4)(9)(11)(28)
					65,266	66,900
Paessler
Blitz 24-34 GmbH	First Lien Secured Debt - Term Loan	S+600, 1.00% Floor	5/3/2031	47,664	47,218	47,187	(4)(8)(15)
	First Lien Secured Debt - Delayed Draw	S+600, 1.00% Floor	5/3/2030	—	(32)	(71)	(4)(5)(8)(11)(28)
					47,186	47,116
Ping Identity
Ping Identity Holding Corp.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	10/17/2029	38,588	38,155	38,588	(4)(15)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/17/2028	—	(36)	—	(4)(11)(28)
					38,119	38,588

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Qlik
Project Alpha Intermediate Holding, Inc.	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	10/28/2030	12,500	12,468	12,595	(14)
Quorum
QBS Parent, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	11/7/2031	126,629	126,006	125,996	(4)(15)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	11/7/2031	—	(65)	(67)	(4)(5)(11)(28)
					125,941	125,929
RealPage
RealPage, Inc.	First Lien Secured Debt - Term Loan	S+375, 0.50% Floor	4/24/2028	10,000	9,949	10,059	(15)
Relativity
Relativity ODA LLC	First Lien Secured Debt - Term Loan	S+610, 1.00% Floor	5/12/2027	29,262	28,659	29,116	(4)(14)
Solera
Polaris Newco, LLC	First Lien Secured Debt - Term Loan	S+426, 0.50% Floor	6/2/2028	8,338	8,208	8,363	(15)
Solera, LLC
Polaris Newco, LLC	First Lien Secured Debt - Term Loan	S+426, 0.50% Floor	6/2/2028	39,018	38,956	39,136	(15)
Sunfire
Spark Purchaser, Inc.	First Lien Secured Debt - Term Loan	S+550, 0.75% Floor	4/1/2031	8,627	8,466	8,562	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+550, 0.75% Floor	4/1/2030	—	(24)	(10)	(4)(5)(9)(11)(28)
					8,442	8,552
UKG
UKG Inc.	First Lien Secured Debt - Term Loan	S+300, 0.00% Floor	2/10/2031	10,715	10,733	10,803	(15)
Uniguest
Uniguest Holdings, Inc	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	11/27/2030	48,651	47,929	47,920	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 1.00% Floor	11/27/2030	—	(138)	(140)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	11/27/2030	—	(68)	(69)	(4)(5)(11)(28)
					47,723	47,711

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Veeam Software
VS Buyer, LLC	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	4/12/2031	16,627	16,623	16,772	(14)
Verscend
Cotiviti, Inc.	First Lien Secured Debt - Term Loan	S+275, 0.00% Floor	5/1/2031	39,725	39,597	39,998	(14)
Waystar
Navicure, Inc.	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	10/22/2029	11,933	11,919	12,003	(8)(14)
Zendesk
Zendesk, Inc.	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	11/22/2028	145,404	143,393	145,040	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.75% Floor	11/22/2028	—	(233)	(89)	(4)(5)(9)(11)(28)
	First Lien Secured Debt - Revolver	S+500, 0.75% Floor	11/22/2028	—	(191)	(37)	(4)(5)(9)(11)(28)
					142,969	144,914
		Total Software			$2,111,043	$2,124,761

Special Purpose Entity
48forty Solutions
Alpine Acquisition Corp II	First Lien Secured Debt - Term Loan	S+610 (Includes 8.65% PIK)	11/30/2029	$7,133	$7,133	$5,706	(4)(14)
		Total Special Purpose Entity			$7,133	$5,706

Specialty Retail
EG Group
EG Global Finance PLC	First Lien Secured Debt - Corporate Bond	S+750, 0.50% Floor	11/30/2028	$118,022	$114,261	$123,628	(4)(8)(13)
EG Group Limited	First Lien Secured Debt - Term Loan	S+425, 0.00% Floor	2/7/2028	9,505	9,444	9,603	(8)(14)
					123,705	133,231
Golden Hippo
Altern Marketing, LLC	First Lien Secured Debt - Term Loan	S+500, 2.00% Floor	6/13/2028	75,235	74,462	75,235	(4)(9)(15)
	First Lien Secured Debt - Revolver	S+600, 2.00% Floor	6/13/2028	—	(132)	—	(4)(9)(11)(28)
					74,330	75,235

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (29)	Fair Value (1)(30)
PetSmart
PetSmart LLC	First Lien Secured Debt - Term Loan	S+385, 0.75% Floor	2/11/2028		9,675	9,678	9,655	(14)
S&S
S&S Holdings LLC	First Lien Secured Debt - Term Loan	S+500, 0.50% Floor	9/20/2031		39,900	39,313	39,888	(14)
Tailored Brands
The Men's Wearhouse, LLC	First Lien Secured Debt - Term Loan	S+650, 0.00% Floor	2/26/2029		85,479	83,370	85,550	(15)
Village Pet Care
Village Pet Care, LLC	First Lien Secured Debt - Term Loan	S+650, 1.00% Floor	9/22/2029		909	894	900	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+650, 1.00% Floor	9/22/2029		545	512	509	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	P+650, 1.00% Floor	9/22/2029		364	356	359	(4)(9)(11)(23)(28)
						1,762	1,768
		Total Specialty Retail				$332,158	$345,327

Technology Hardware, Storage & Peripherals
Biamp
Biamp	First Lien Secured Debt - Term Loan	S+500, 1.00% Floor	4/30/2030		$43,670	$42,871	$42,486	(4)(9)(14)
	First Lien Secured Debt - Revolver	S+500, 1.00% Floor	4/30/2030		—	(107)	(163)	(4)(5)(9)(11)(28)
						42,764	42,323
DTI
DTI Holdco, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	4/26/2029		11,939	11,911	12,051	(14)
Forterro
Yellow Castle AB	First Lien Secured Debt - Term Loan	E+475 (Includes 5.00% PIK)	7/7/2029		€9,802	9,792	10,128	(3)(4)(8)(9)(20)
	First Lien Secured Debt - Term Loan	SARON+475 (Includes 5.00% PIK)	7/7/2029	₣	3,296	3,327	3,622	(3)(4)(8)(9)(21)
	First Lien Secured Debt - Term Loan	STIBOR+475 (Inlcudes 5.00% PIK)	7/7/2029	kr	34,792	3,245	3,137	(3)(4)(8)(9)(22)
	First Lien Secured Debt - Delayed Draw	E+475, 0.00% Floor	7/9/2029		€4,873	4,996	4,943	(3)(4)(8)(9)(11)(19)(20)(28)
						21,360	21,830

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)		Cost (29)	Fair Value (1)(30)
Iris Software
Elements Finco Limited	First Lien Secured Debt - Term Loan	SONIA+500, 0.00% Floor	12/19/2031		£32,000	39,838	39,660	(3)(4)(8)(17)
Redwood
Runway Bidco, LLC	First Lien Secured Debt - Term Loan	S+500, 1.50% Floor	12/17/2031		167,149	165,487	165,478	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+500, 0.50% Floor	12/17/2031		—	(206)	(208)	(4)(5)(28)
	First Lien Secured Debt - Revolver	S+500, 0.50% Floor	12/17/2031		—	(206)	(208)	(4)(5)(11)(28)
						165,075	165,062
Service Express
VICTORS PURCHASER, LLC	First Lien Secured Debt - Term Loan	S+475, 0.50% Floor	8/15/2031		79,322	78,560	79,322	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.50% Floor	8/15/2031		—	(89)	—	(4)(28)
	First Lien Secured Debt - Revolver	S+550, 0.50% Floor	8/15/2031		—	(84)	—	(3)(4)(11)(28)
	First Lien Secured Debt - Revolver	S+550, 0.50% Floor	8/15/2031	C$	2,266	1,618	1,577	(3)(4)(11)(28)
						80,005	80,899
		Total Technology Hardware, Storage & Peripherals				$360,953	$361,825

Textiles, Apparel & Luxury Goods
Authentic Brands
ABG Intermediate Holdings 2 LLC	First Lien Secured Debt - Term Loan	S+225, 0.00% Floor	12/21/2028		$41,868	$41,706	$42,083	(14)
Gruppo Florence
Made in Italy 2 S.P.A.	First Lien Secured Debt - Corporate Bond	E+690, 0.00% Floor	10/17/2030		€74,500	77,046	75,049	(3)(4)(8)(9)(19)
Iconix Brand Group
IBG Borrower LLC	First Lien Secured Debt - Term Loan	S+615, 1.00% Floor	8/22/2029		113,964	112,554	112,824	(4)(9)(15)
		Total Textiles, Apparel & Luxury Goods				$231,306	$229,956

Trading Companies & Distributors
ASC Engineered Solutions
Fire Flow Intermediate Corporation	First Lien Secured Debt - Term Loan	S+500, 0.75% Floor	7/10/2031		$196,000	$194,136	$195,020	(4)(15)
Foundation Building Materials
Foundation Building Materials, Inc.	First Lien Secured Debt - Term Loan	S+400, 0.00% Floor	1/29/2031		14,762	14,668	14,569	(14)(15)
	First Lien Secured Debt - Term Loan	S+325, 0.50% Floor	1/31/2028		7,220	7,061	7,128	(15)
						21,729	21,697
		Total Trading Companies & Distributors				$215,865	$216,717

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry/Company	Investment Type	Interest Rate (12)	Maturity Date	Par/Shares (3)	Cost (29)	Fair Value (1)(30)
Transportation Infrastructure
Alliance Ground International
AGI-CFI Holdings, Inc.	First Lien Secured Debt - Term Loan	S+600, 0.75% Floor	6/11/2027	$9,750	$9,640	$9,750	(4)(15)
	First Lien Secured Debt - Term Loan	S+575, 0.75% Floor	6/11/2027	7,292	7,292	7,292	(4)(15)
					16,932	17,042
GAT
GAT-Airline Ground Support Inc	First Lien Secured Debt - Term Loan	S+550, 1.00% Floor	5/9/2029	15,162	14,958	15,010	(4)(9)(15)
	First Lien Secured Debt - Delayed Draw	S+550, 1.00% Floor	5/9/2029	951	929	927	(4)(9)(11)(15)(28)
	First Lien Secured Debt - Revolver	S+550, 1.00% Floor	5/9/2029	—	(31)	(24)	(4)(5)(9)(11)(28)
					15,856	15,913
GSI
Geotechnical Merger Sub, Inc.	First Lien Secured Debt - Term Loan	S+475, 0.75% Floor	10/15/2031	67,411	66,751	66,736	(4)(15)
	First Lien Secured Debt - Delayed Draw	S+475, 0.75% Floor	10/15/2031	—	(121)	(125)	(4)(5)(11)(28)
	First Lien Secured Debt - Revolver	S+475, 0.75% Floor	10/15/2031	3,121	3,031	3,027	(4)(11)(15)(28)
					69,661	69,638
		Total Transportation Infrastructure			$102,449	$102,593

		Total Investments before Cash Equivalents			$14,609,338	$14,555,535	(2)(6)(28)
Goldman Sachs Financial Square Government Fund Institutional		N/A	N/A	154,584	154,584	154,584	(7)
		Total Investments after Cash Equivalents			$14,763,922	$14,710,119

Derivative Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Footnote Reference
Interest rate swap (a)	6.90%	S+270	4/13/2029	$325,000	Note 5
Interest rate swap (a)	6.70%	S+280	7/29/2031	$300,000	Note 5
Interest rate swap (a)	4.02%	3-month SOFR	12/21/2025	$62,000	Note 5
Interest rate swap (a)	3.97%	3-month SOFR	1/19/2026	$38,000	Note 5
Interest rate swap (a)	3.67%	3-month SOFR	12/21/2027	€82,000	Note 5
Interest rate swap (a)	3.65%	3-month SOFR	1/19/2028	$18,000	Note 5
Interest rate swap (b)	7.02%	ESTR+372	9/28/2026	$90,000	Note 5
Interest rate swap (a)	6.90%	S+271	4/13/2029	$325,000	Note 5
Interest rate swap (a)	5.86%	S+267	4/13/2029	$350,000	Note 5
Interest rate swap (a)	6.70%	S+280	7/29/2031	$300,000	Note 5
Interest rate swap (a)	8.54%	S+418	9/28/2026	$226,000	Note 5
Interest rate swap (a)	8.62%	S+456	9/28/2028	$325,000	Note 5
Interest rate swap (a)	6.35%	S+238	7/29/2031	$400,000	Note 5

Derivative Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Footnote Reference
Currency swap (c)	S+45.5	KRW-CD 91D	5/12/2026	$81,450	Note 5
Currency swap (c)	S+46.4	KRW-CD 91D	5/12/2026	$60,988	Note 5

(a)
Bears interest at a rate determined by three-month SOFR. The interest rate locked two business days prior to settlement of the interest rate swaps. The three-month SOFR is 4.31% on December 31, 2024.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

(b)
Bears interest at a rate determined by 1 day Euro Short Term Rate. The interest rate locked two business days prior to settlement of the interest rate swaps. The 1 day Euro Short Term Rate is 2.91% on December 31, 2024.
(c)
Bears interest at a rate determined by SOFR and three-month Korean InterBank Offered Rate ("KORIBOR"). The interest rates locked two business days and one business day for SOFR and three-month KORIBOR, respectively, prior to settlement of the currency swaps. The SOFR and the three-month KORIBOR are 4.49% and 3.36%, respectively, on December 31, 2024.

Derivative Instrument	Settlement Date	Notional amount to be purchased	Notional amount to be sold		Footnote Reference
Foreign currency forward contract	3/19/2025	$102,620	A$	161,453	Note 5
Foreign currency forward contract	3/19/2025	5,005	₣	4,427	Note 5
Foreign currency forward contract	3/19/2025	964,926		€913,932	Note 5
Foreign currency forward contract	3/19/2025	1,130,403		£890,468	Note 5
Foreign currency forward contract	3/19/2025	3,305	Skr	36,103	Note 5
Foreign currency forward contract	3/19/2025	1,921	C$	2,720	Note 5

(1)
Fair value is determined in good faith by or under the direction of the Board of Trustees (the "Board") of the Company (See Note 2 to the consolidated financial statements).
(2)
Aggregate gross unrealized gain and loss for federal income tax purposes are $142,155 and ($124,509), respectively. Net unrealized gain is $17,646 based on a total tax cost of $14,537,889.
(3)
Par amount is denominated in USD unless otherwise noted, British Pound ("£"), Australian Dollar ("A$"), Canadian Dollar ("C$"), European Euro ("€"), Korean Won ("₩"), Swedish Krona ("Skr") and Swiss Franc ("₣"). Par amount represents funded commitments. See Note 28 in the Consolidated Schedule of Investments and Note 8 to the consolidated financial statements for further information on undrawn revolving and delayed draw loan commitments, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies.
(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board (see Note 2 and Note 4 to the consolidated financial statements), pursuant to the Company’s valuation policy.
(5)
The negative fair value is the result of the commitment being valued below par.
(6)
All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted.
(7)
This security is included in Cash and Cash Equivalents on the Consolidated Statements of Assets and Liabilities.
(8)
Investments that the Company has determined are not "qualifying assets" under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act is subject to change. The Company monitors the status of these assets on an ongoing basis. As of December 31, 2024, non-qualifying assets represented approximately 28.45% of the total assets of the Company.
(9)
These are co-investments made with the Company’s affiliates in accordance with the terms of the exemptive order the Company received from the SEC permitting us to do so (see Note 3 to the consolidated financial statements for discussion of the exemptive order from the SEC).
(10)
These debt investments are not pledged as collateral under any of the Company's credit facilities (see Note 6 to the consolidated financial statements). For other debt investments that are pledged to the Company's credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.
(11)
The undrawn portion of these committed revolvers and delayed draw term loans includes a commitment and unused fee rate.
(12)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate ("SOFR" or "S") or an alternate base rate (which can include but is not limited to LIBOR, the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. The terms in the Consolidated Schedule of Investments disclose the actual interest rate in effect as of the reporting period, and may be subject to interest floors.
(13)
The interest rate on these loans is subject to SOFR, which as of December 31, 2024 was 4.49%.
(14)
The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(15)
The interest rate on these loans is subject to 3 months SOFR, which as of December 31, 2024 was 4.31%.
See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

(16)
The interest rate on these loans is subject to 6 months SOFR, which as of December 31, 2024 was 4.25%.
(17)
The interest rate on these loans is subject to SONIA, which as of December 31, 2024 was 4.70%.
(18)
The interest rate on these loans is subject to 3 months KORIBOR, which as of December 31, 2024 was 3.36%.
(19)
The interest rate on these loans is subject to 3 months EURIBOR, which as of December 31, 2024 was 2.71%.
(20)
The interest rate on these loans is subject to 6 months EURIBOR, which as of December 31, 2024 was 2.57%.
(21)
The interest rate on these loans is subject to Swiss Average Rate Overnight (SARON), which as of December 31, 2024 was 0.45%.
(22)
The interest rate on these loans is subject to 6 months Stockholm Interbank Offered Rate (STIBOR), which as of December 31, 2024 was 2.53%.
(23)
The interest rate on these loans is subject to Prime, which as of December 31, 2024 was 7.50%.
(24)
The interest rate on this loan is subject to the Australia 3 month Bank Bill Swap Rate, which as of December 31, 2024, was 4.42%.
(25)
Loan was on non-accrual status as of December 31, 2024. Heubach Holdings USA LLC has a maturity date prior to the end of the current period. The portfolio company has filed for insolvency in certain jurisdictions and has begun a sales process for all or part of the portfolio company.
(26)
Treace Medical Concepts, Inc. is subject to an interest rate cap. The investment is capped at the lesser of stated interest rate and 3.00% plus the applicable margin.
(27)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company. As of December 31, 2024, all of the Company's investments were non-controlled, non-affiliated.
(28)
As of December 31, 2024, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 8 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
1475 Holdings, LLC	$1,071	$—	$1,071	$—	$—	$1,071
A&V Holdings Midco, LLC	57,227	—	57,227	—	—	57,227
Accela, Inc.	1,714	—	1,714	—	—	1,714
Accelerate360 Holdings, LLC	45,960	(24,956)	21,004	—	—	21,004
Accession Risk Management Group, Inc.	26,802	—	26,802	—	—	26,802
Acentra Holdings, LLC (fka CNSI Holdings, LLC)	11,450	(427)	11,023	—	—	11,023
ACP Avenu Buyer, LLC	2,654	(238)	2,415	—	(1,582)	833
Actium Midco 3 (UK) Limited*	22,490	—	22,490	—	—	22,490
Advarra Holdings, Inc.	12,380	—	12,380	—	—	12,380
Alcresta Therapeutics Inc.	5,232	—	5,232	—	—	5,232
Alera Group, Inc.	2,113	—	2,113	—	—	2,113
All Star Recruiting Locums, LLC	3,043	(217)	2,826	—	—	2,826
Altern Marketing, LLC	9,800	—	9,800	—	—	9,800
AMCP Clean Acqusition Company, LLC	34,960	—	34,960	—	—	34,960
American Restoration Holdings, LLC	3,285	(389)	2,896	—	—	2,896
Amika OpCo LLC (f/k/a Heat Makes Sense Shared Services, LLC)	1,617	—	1,617	—	—	1,617
Anaplan, Inc.	9,073	—	9,073	—	—	9,073
Artifact Bidco, Inc.	26,601	—	26,601	—	—	26,601
Associations Inc.	2,213	(543)	1,671	—	—	1,671
Avalara, Inc.	13,636	—	13,636	—	—	13,636
AVSC Holding Corp.	21,651	—	21,651	—	—	21,651
Azurite Intermediate Holdings, Inc.	7,325	—	7,325	—	—	7,325
BGIF IV Fearless Utility Services, Inc.	72,604	—	72,604	—	—	72,604
Biamp	6,000	—	6,000	—	—	6,000
Bingo Group Buyer, Inc.	7,433	(63)	7,370	—	—	7,370
Blitz 24-34 GmbH	7,097	—	7,097	—	—	7,097
Camin Cargo Control Holdings, Inc.	9,462	(2,618)	6,844	—	—	6,844
Certinia Inc (FinancialForce.com)	4,039	—	4,039	—	—	4,039
Channelside AcquisitionCo, Inc. (fka Gruden Acquisition, Inc.)	8,464	—	8,464	—	—	8,464
Chrysaor Bidco Sarl	448	—	448	—	—	448

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
CI (Quercus) Intermediate Holdings, LLC	$2,273	$(189)	$2,083	$—	$—	$2,083
CircusTrix Holdings LLC	1,129	(806)	323	—	—	323
Coding Solutions Acquisition Inc	8,931	(3,006)	5,926	—	—	5,926
Coretrust Purchasing Group LLC (HPG Enterprises LLC)	12,632	—	12,632	—	—	12,632
Coupa Software Incorporated	8,716	—	8,716	—	—	8,716
CPI Buyer, LLC	3,981	—	3,981	—	—	3,981
Creek Parent, Inc.	29,103	—	29,103	—	—	29,103
Crete PA Holdco, LLC	26,744	—	26,744	—	—	26,744
Crewline Buyer, Inc.	4,365	—	4,365	—	—	4,365
CSC Holdings, LLC	100	(81)	19	—	—	19
Databricks, Inc.	27,274	—	27,274	—	—	27,274
Disco Parent, LLC	2,139	—	2,139	—	—	2,139
Eagle Purchaser, Inc.	6,632	(3,947)	2,684	—	(2,684)	—
Eclipse Buyer, Inc.	5,809	—	5,809	—	—	5,809
EHC Holdings Holdco Limited*	27,041	—	27,041	—	—	27,041
ERC Topco Holdings, LLC	3,195	(2,412)	783	—	—	783
Esdec Solar Group B.V. (Enstall Group B.V.)*	1,094	—	1,094	—	(1,094)	—
Everbridge Holdings, LLC	15,493	—	15,493	—	—	15,493
Evergreen IX Borrower 2023, LLC	10,071	—	10,071	—	—	10,071
Evoriel*	15,475	—	15,475	—	—	15,475
ExactCare Parent, Inc.	4,426	—	4,426	—	—	4,426
Excelligence Learning Corporation	13,562	(814)	12,748	—	—	12,748
FINANCIERE ASTEK*	6,370	—	6,370	—	—	6,370
Focus Financial Partners, LLC	3,201	—	3,201	—	—	3,201
G Treasury SS LLC	6,929	—	6,929	—	—	6,929
G&A Partners Holding Company II, LLC	8,169	—	8,169	—	(6,408)	1,761
Galway Borrower LLC	6,303	(251)	6,052	—	—	6,052
Gannett Holdings, LLC	12,944	—	12,944	—	—	12,944
GAT-Airline Ground Support Inc	3,810	—	3,810	—	—	3,810
Gateway US Holdings, Inc.	6,929	—	6,929	—	—	6,929
GC Waves Holdings, Inc.	32,269	—	32,269	—	—	32,269

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Genius Bidco LLC	$2,861	$—	$2,861	$—	$(1,701)	$1,160
Geotechnical Merger Sub, Inc.	34,329	(3,121)	31,209	—	—	31,209
Green Grass Foods, Inc.	1,250	—	1,250	—	—	1,250
Hanger, Inc.	2,395	—	2,395	—	—	2,395
HEF Safety Ultimate Holdings, LLC	4,355	(687)	3,668	—	—	3,668
Heritage Environmental Services, Inc.	19,444	—	19,444	—	—	19,444
Higginbotham Insurance Agency, Inc.	16,318	—	16,318	—	—	16,318
Hobbs & Associates LLC/VA	545	—	545	—	—	545
Howardsimon LLC	22,824	—	22,824	—	—	22,824
Hyperion Refinance Sarl	154,000	—	154,000	—	—	154,000
Ichor Management Limited*	5,701	(1,849)	3,852	—	(3,852)	—
International Schools Partnership Limited*	109,800	—	109,800	—	—	109,800
Investment Company 24 Bidco Limited*	11,009	—	11,009	—	—	11,009
IQN Holding Corp.	5,134	(2,011)	3,123	—	—	3,123
Ironhorse Purchaser, LLC	1,932	(157)	1,775	—	—	1,775
IW Buyer LLC	3,146	—	3,146	—	—	3,146
Janus Bidco Limited*	19,850	—	19,850	—	—	19,850
Jazz AH Holdco, LLC	800	(240)	560	—	—	560
Jensen Hughes, Inc	35,946	—	35,946	—	—	35,946
K Hovnanian Enterprises Inc	70,000	(5,600)	64,400	—	—	64,400
Kite Bidco Inc.	15,212	—	15,212	—	—	15,212
Legends Hospitality Holding Company, LLC	17,291	(1,153)	16,138	—	—	16,138
LendingTree, Inc.	23,535	—	23,535	—	—	23,535
Lotus Topco Inc.	8,235	—	8,235	—	—	8,235
M&M OPCO, LLC	238	—	238	—	—	238
Madonna Bidco Limited*	6,086	—	6,086	—	—	6,086
MetaTiedot Midco S.à r.l.	1,631	—	1,631	—	—	1,631
MetaTiedot Midco S.à r.l.*	9,592	(697)	8,895	—	—	8,895
MGP Holdings III Corp.	4,114	(458)	3,656	—	—	3,656
Mobile Communications America, Inc.	3,556	(340)	3,216	—	—	3,216
Mount Olympus Bidco Limited	1,447	—	1,447	—	—	1,447
North Haven RI Buyer, LLC	4,100	(1,500)	2,600	—	(1,600)	1,000

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Novotech SG Holdings Pte. Ltd./ Novotech Aus Bidco Pty Ltd/Novotech Holdings USA LLC	$6,643	$—	$6,643	$—	$—	$6,643
NPPI Buyer, LLC	9,211	—	9,211	—	—	9,211
Olympus Terminals Holdco II LLC	22,000	—	22,000	—	—	22,000
OMH-Healthedge Holdings, Inc.	11,729	—	11,729	—	—	11,729
Omnimax International, LLC	9,439	—	9,439	—	—	9,439
One Silver Serve, LLC	11,199	—	11,199	—	—	11,199
Orthrus Ltd*	10,429	—	10,429	—	—	10,429
Paisley Bidco Limited*	2,348	—	2,348	—	—	2,348
Parfums Holding Company, Inc.	10,268	—	10,268	—	—	10,268
PARS Group LLC	952	—	952	—	(952)	—
Patriot Foods Buyer, Inc.	3,416	—	3,416	—	—	3,416
Patriot Growth Insurance Services, LLC	4,087	(1,156)	2,932	—	—	2,932
Pave America Interco, LLC (f/k/a Pavement Partners Interco, LLC)	3,418	(2,350)	1,068	—	—	1,068
PHOENIX YW BUYER, INC.	1,705	—	1,705	—	—	1,705
Ping Identity Holding Corp.	3,868	—	3,868	—	—	3,868
PMA Parent Holdings, LLC	987	—	987	—	—	987
Poly-Wood, LLC	46,091	—	46,091	—	—	46,091
PPL Acquisition LLC	1,000	—	1,000	—	—	1,000
Protein For Pets Opco, LLC	4,717	—	4,717	—	—	4,717
QBS Parent, Inc.	13,371	—	13,371	—	—	13,371
Quikrete Holdings, Inc.	300,000	—	300,000	—	—	300,000
R.F. Fager Company, LLC	1,875	—	1,875	—	—	1,875
Rarebreed Veterinary Partners, Inc.	29,355	—	29,355	—	—	29,355
Reliable Doors, LLC	1,560	(114)	1,446	—	—	1,446
Rialto Management Group, LLC	2,433	—	2,433	—	—	2,433
RoC Holdco LLC	4,390	—	4,390	—	—	4,390
Rochester Midland Corporation	14,155	—	14,155	—	—	14,155
Ruler Bidco S.A R.L.*	7,527	—	7,527	—	—	7,527
Runway Bidco, LLC	62,292	—	62,292	—	—	62,292
SG Acquisition, Inc.	5,757	—	5,757	—	—	5,757

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Name of Issuer	Total revolving and delayed draw loan commitments	Less: funded commitments	Total unfunded commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted unfunded revolving and delayed draw commitments
Signia Aerospace, LLC	$485	$—	$485	$—	$—	$485
Smith Topco, Inc.	1,692	—	1,692	—	—	1,692
Spark Purchaser, Inc.	1,351	—	1,351	—	—	1,351
SumUp Holdings Luxembourg S.a.r.l.*	10,358	—	10,358	—	—	10,358
Sysnet North America, Inc.	3,947	(2,105)	1,842	—	—	1,842
TerSera Therapeutics LLC	1,395	—	1,395	—	—	1,395
Thg Acquisition, LLC	30,072	(745)	29,327	—	—	29,327
Traffic Management Solutions, LLC	7,621	(121)	7,500	—	—	7,500
Treace Medical Concepts, Inc.	5,875	(200)	5,675	—	—	5,675
Trench Plate Rental Co.	4,545	(3,568)	977	—	—	977
Truck-Lite Co., LLC	32,000	—	32,000	—	—	32,000
Truist Insurance Holdings, LLC	24,868	—	24,868	—	—	24,868
TS Investors, LLC	4,125	—	4,125	—	—	4,125
TZ Buyer LLC	606	(182)	424	—	—	424
Uniguest Holdings, Inc	23,349	—	23,349	—	—	23,349
USA DeBusk LLC	6,168	(550)	5,618	—	—	5,618
Vensure Employer Services, Inc.	28,026	—	28,026	—	—	28,026
VICTORS PURCHASER, LLC	27,760	—	27,760	—	—	27,760
VICTORS PURCHASER, LLC*	1,877	(1,577)	300	—	—	300
Village Pet Care, LLC	3,545	(364)	3,182	—	—	3,182
Violin Finco Guernsey Limited*	6,662	—	6,662	—	—	6,662
Volunteer AcquisitionCo, LLC	758	—	758	—	—	758
WC ORS Buyer, Inc.	28,692	(3,730)	24,962	—	—	24,962
WH BorrowerCo, LLC	19,173	(2,201)	16,972	—	(14,662)	2,310
Yellow Castle AB*	36,848	—	36,848	—	—	36,848
Zendesk, Inc.	50,138	—	50,138	—	—	50,138
Zeus Company LLC	14,074	—	14,074	—	—	14,074
Total	$2,353,861	$(77,731)	$2,276,130	$—	$(34,536)	$2,241,594

* These investments are in a foreign currency and the total commitment has been converted to USD using the December 31, 2024 exchange rate.

(29)
The following shows the composition of the Company’s portfolio at cost by investment type and industry as of December 31, 2024:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Aerospace & Defense	$112,768	$—	$—	$—	$—	$112,768
Automobile Components	191,178	—	—	—	—	191,178
Banks	16,377	—	—	—	—	16,377
Biotechnology	42,869	—	—	—	—	42,869
Building Products	164,082	—	—	—	—	164,082
Capital Markets	243,574	—	—	—	—	243,574
Chemicals	103,426	—	—	—	100	103,526
Commercial Services & Supplies	1,173,940	—	—	—	140	1,174,080
Communications Equipment	114,876	36,810	—	—	—	151,686
Construction & Engineering	340,503	—	—	—	50	340,553
Construction Materials	23,809	—	—	—	—	23,809
Consumer Finance	52,852	—	—	—	—	52,852
Consumer Staples Distribution & Retail	340,072	—	—	—	—	340,072
Containers & Packaging	137,038	—	—	—	—	137,038
Distributors	173,598	—	—	—	90	173,688
Diversified Consumer Services	389,803	—	—	—	—	389,803
Electric Utilities	202,475	—	—	—	—	202,475
Electrical Equipment	113,687	—	—	—	—	113,687
Electronic Equipment, Instruments & Components	27,652	—	—	—	—	27,652
Energy Equipment & Services	33,099	—	—	—	—	33,099
Entertainment	86,002	—	—	—	—	86,002
Financial Services	1,167,939	—	—	5,940	101	1,173,980
Financing	14,018	—	—	—	—	14,018
Food Products	3,627	—	—	—	125	3,752
Ground Transportation	92,152	—	—	—	—	92,152
Health Care Equipment & Supplies	162,268	—	—	—	—	162,268
Health Care Providers & Services	1,098,927	—	—	100	—	1,099,027
Health Care Technology	120,361	—	—	—	—	120,361

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total
Hotels, Restaurants & Leisure	$416,996	$—	$96	$—	$—	$417,092
Household Durables	144,955	—	—	—	50	145,005
Household Products	120,192	—	—	—	—	120,192
Independent Power & Renewable Electricity Producers	74,978	—	—	—	—	74,978
Insurance	773,289	—	—	49	—	773,338
IT Services	464,698	—	—	—	—	464,698
Leisure Products	189,106	—	—	—	—	189,106
Life Sciences Tools & Services	78,543	—	—	—	—	78,543
Machinery	243,438	—	—	—	—	243,438
Marine Transportation	25,671	—	—	—	—	25,671
Media	630,519	—	—	—	—	630,519
Oil, Gas & Consumable Fuels	22,973	—	—	—	—	22,973
Personal Care Products	265,674	—	—	—	33	265,707
Pharmaceuticals	443,035	—	—	117	—	443,152
Professional Services	435,275	—	—	—	—	435,275
Real Estate Management & Development	132,316	—	—	—	—	132,316
Software	2,110,966	—	—	—	77	2,111,043
Special Purpose Entity	7,133	—	—	—	—	7,133
Specialty Retail	332,158	—	—	—	—	332,158
Technology Hardware, Storage & Peripherals	360,953	—	—	—	—	360,953
Textiles, Apparel & Luxury Goods	231,306	—	—	—	—	231,306
Trading Companies & Distributors	215,865	—	—	—	—	215,865
Transportation Infrastructure	102,449	—	—	—	—	102,449
Total	$14,565,460	$36,810	$96	$6,206	$766	$14,609,338

(30)
The following shows the composition of the Company’s portfolio at fair value by investment type, industry and region as of December 31, 2024:
See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Aerospace & Defense	$114,754	$—	$—	$—	$—	$114,754	1.2%
Automobile Components	193,552	—	—	—	—	193,552	2.0%
Banks	16,310	—	—	—	—	16,310	0.2%
Biotechnology	42,891	—	—	—	—	42,891	0.4%
Building Products	165,258	—	—	—	—	165,258	1.7%
Capital Markets	243,355	—	—	—	—	243,355	2.5%
Chemicals	90,913	—	—	—	118	91,031	1.0%
Commercial Services & Supplies	1,169,906	—	—	—	202	1,170,108	12.3%
Communications Equipment	116,544	5,723	—	—	—	122,267	1.3%
Construction & Engineering	336,834	—	—	—	32	336,866	3.5%
Construction Materials	23,926	—	—	—	—	23,926	0.3%
Consumer Finance	54,424	—	—	—	—	54,424	0.6%
Consumer Staples Distribution & Retail	347,144	—	—	—	—	347,144	3.6%
Containers & Packaging	132,079	—	—	—	—	132,079	1.4%
Distributors	174,994	—	—	—	93	175,087	1.8%
Diversified Consumer Services	377,209	—	—	—	—	377,209	4.0%
Electric Utilities	196,360	—	—	—	—	196,360	2.1%
Electrical Equipment	111,076	—	—	—	—	111,076	1.2%
Electronic Equipment, Instruments & Components	27,990	—	—	—	—	27,990	0.3%
Energy Equipment & Services	33,361	—	—	—	—	33,361	0.3%
Entertainment	87,577	—	—	—	—	87,577	0.9%
Financial Services	1,163,503	—	—	6,176	101	1,169,780	12.3%
Financing	13,408	—	—	—	—	13,408	0.1%
Food Products	3,700	—	—	—	153	3,853	0.0%
Ground Transportation	89,484	—	—	—	—	89,484	0.9%
Health Care Equipment & Supplies	163,802	—	—	—	—	163,802	1.7%
Health Care Providers & Services	1,078,972	—	—	50	—	1,079,022	11.3%
Health Care Technology	121,371	—	—	—	—	121,371	1.3%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry	First Lien - Secured Debt	Second Lien - Secured Debt	Unsecured Debt	Preferred Equity	Common Equity	Total	% of Net Assets
Hotels, Restaurants & Leisure	$408,120	$—	$103	$—	$—	$408,223	4.3%
Household Durables	149,259	—	—	—	65	149,324	1.6%
Household Products	116,470	—	—	—	—	116,470	1.2%
Independent Power & Renewable Electricity Producers	64,581	—	—	—	—	64,581	0.7%
Insurance	778,808	—	—	49	—	778,857	8.2%
IT Services	462,807	—	—	—	—	462,807	4.8%
Leisure Products	193,214	—	—	—	—	193,214	2.0%
Life Sciences Tools & Services	78,564	—	—	—	—	78,564	0.8%
Machinery	246,511	—	—	—	—	246,511	2.6%
Marine Transportation	25,714	—	—	—	—	25,714	0.3%
Media	634,570	—	—	—	—	634,570	6.6%
Oil, Gas & Consumable Fuels	23,023	—	—	—	—	23,023	0.2%
Personal Care Products	267,248	—	—	—	—	267,248	2.8%
Pharmaceuticals	449,710	—	—	152	—	449,862	4.7%
Professional Services	434,044	—	—	—	—	434,044	4.5%
Real Estate Management & Development	132,293	—	—	—	—	132,293	1.4%
Software	2,124,693	—	—	—	68	2,124,761	22.3%
Special Purpose Entity	5,706	—	—	—	—	5,706	0.1%
Specialty Retail	345,327	—	—	—	—	345,327	3.6%
Technology Hardware, Storage & Peripherals	361,825	—	—	—	—	361,825	3.8%
Textiles, Apparel & Luxury Goods	229,956	—	—	—	—	229,956	2.4%
Trading Companies & Distributors	216,717	—	—	—	—	216,717	2.3%
Transportation Infrastructure	102,593	—	—	—	—	102,593	1.1%
Total	$14,542,450	$5,723	$103	$6,427	$832	$14,555,535	152.5%
% of Net Assets	152.3%	0.1%	0.0%	0.1%	0.0%	152.5%

(31)
Securities that are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and may be deemed to be "restricted securities" under the Securities Act. As of December 31, 2024, the aggregate fair value of these securities is $7,260 or 0.1% of the Company's net assets. The acquisition dates of the restricted securities are as follows:

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Issuer	Security Type	Acquisition Date
Alcresta Holdings, LP	Preferred Equity - Preferred Stocks	3/12/2024
Alcresta Holdings, LP	Preferred Equity - Equity Unit	3/12/2024
Eclipse Topco, Inc.	Preferred Equity - Preferred Stocks	9/6/2024
Ergotron Investments, LLC	Common Equity - Equity Unit	7/6/2022
Fortis Fire & Safety Holdings LP	Common Equity - Equity Unit	7/21/2023
Genius Bidco LLC	Common Equity - Equity Unit	5/1/2024
HIG Intermediate, Inc.	Preferred Equity - Preferred Stocks	12/10/2024
Ishtar Co-Invest-B LP	Common Equity - Stock	7/1/2022
Nutpods Holdings, Inc.	Common Equity - Stock	12/26/2023
Oshun Co-Invest-B LP	Common Equity - Stock	7/1/2022
PPL Equity LP	Preferred Equity - Preferred Stocks	7/1/2022
PPL Equity LP	Preferred Equity - Equity Unit	7/1/2022
RMC Topco LLC	Common Equity - Equity Unit	8/1/2023
Tailwind Fire Flow Investor, LP	Common Equity - Membership Interest	6/28/2024
Trench Safety Solutions Holdings, LLC	Common Equity - Equity Unit	4/29/2022
TZ Parent LLC	Common Equity - Equity Unit	8/12/2022
WC ORS Holdings, L.P.	Common Equity - Limited Partnership	8/7/2024

(32)
These investments have a variable interest rate of SOFR + variable spread based on the terms of respective credit agreements.

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2024
Software	14.7%
Commercial Services & Supplies	8.1%
Financial Services	8.0%
Health Care Providers & Services	7.4%
Insurance	5.4%
Media	4.4%
IT Services	3.2%
Pharmaceuticals	3.1%
Professional Services	3.0%
Hotels, Restaurants & Leisure	2.8%
Diversified Consumer Services	2.6%
Technology Hardware, Storage & Peripherals	2.5%
Consumer Staples Distribution & Retail	2.4%
Specialty Retail	2.4%
Construction & Engineering	2.3%
Personal Care Products	1.8%
Machinery	1.7%
Capital Markets	1.7%
Textiles, Apparel & Luxury Goods	1.6%
Trading Companies & Distributors	1.5%
Electric Utilities	1.3%
Automobile Components	1.3%
Leisure Products	1.3%
Distributors	1.2%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2024

(In thousands, except share data)

Industry Classification	Percentage of Total Investments (at Fair Value) as of December 31, 2024
Building Products	1.1%
Health Care Equipment & Supplies	1.1%
Household Durables	1.0%
Real Estate Management & Development	0.9%
Containers & Packaging	0.9%
Communications Equipment	0.8%
Health Care Technology	0.8%
Household Products	0.8%
Aerospace & Defense	0.8%
Electrical Equipment	0.8%
Transportation Infrastructure	0.7%
Chemicals	0.6%
Ground Transportation	0.6%
Entertainment	0.6%
Life Sciences Tools & Services	0.5%
Independent Power & Renewable Electricity Producers	0.4%
Consumer Finance	0.4%
Biotechnology	0.3%
Energy Equipment & Services	0.2%
Electronic Equipment, Instruments & Components	0.2%
Marine Transportation	0.2%
Construction Materials	0.2%
Oil, Gas & Consumable Fuels	0.2%
Banks	0.1%
Financing	0.1%
Special Purpose Entity	0.0%
Food Products	0.0%
100.0%

Geographic Region	Percentage of Total Investments (at Fair Value) as of December 31, 2024
United States	78.9%
United Kingdom	10.2%
Europe	9.0%
Australia	0.7%
Canada	0.7%
Asia	0.3%
Caribbean	0.2%

See notes to consolidated financial statements

APOLLO DEBT SOLUTIONS BDC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except share and per share data)

Note 1. Organization

Apollo Debt Solutions BDC (the "Company," "ADS," "we," "us" or "our"), a Delaware statutory trust formed on December 4, 2020, is a closed-end, externally managed, diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company ("RIC"), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Apollo Credit Management, LLC (the "Adviser") is our investment adviser and is an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries ("AGM" or "Apollo"). The Adviser, subject to the overall supervision of our Board of Trustees (the "Board"), manages the day-to-day operations of the Company and provides investment advisory services to the Company.

Apollo Credit Management, LLC, as our administrator (the "Administrator"), provides, among other things, administrative services and facilities to the Company. Furthermore, the Administrator will offer to provide, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance.

Our investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Company seeks to invest primarily in private credit opportunities in directly originated assets, including loans and other debt securities, made to or issued by large private U.S. borrowers, which ADS generally defines as companies with more than $75 million in earnings before interest, taxes, depreciation and amortization ("EBITDA"), as may be adjusted for market disruptions, mergers and acquisitions-related charges and synergies, and other items. While most of the Company’s investments will be in private U.S. companies (subject to compliance with BDC regulatory requirement to invest at least 70% of its assets in private U.S. companies), we also expect to invest from time to time in European and other non-U.S. companies. The investment portfolio may also include other interests such as corporate bonds, common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution. Under normal circumstances, we will invest directly or indirectly at least 80% of our total assets (net assets plus borrowings for investment purposes) in debt instruments of varying maturities.

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting and reporting policies used in preparing the consolidated financial statements.

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") pursuant to the requirements on Form 10-Q, ASC 946, Financial Services — Investment Companies ("ASC 946"), and Articles 6, 10 and 12 of Regulation S-X. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair statement of the consolidated financial statements for the periods presented, have been included.

Under the 1940 Act, ASC 946, and the regulations pursuant to Article 6 of Regulation S-X, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services to benefit us. All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income, expenses, gains and losses during the reported periods. Changes in the economic environment, financial markets, credit worthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

Consolidation

As provided under Regulation S-X and ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

As of December 31, 2025, the Company's consolidated subsidiaries were Cardinal Funding LLC, Mallard Funding LLC, Grouse Funding LLC, Warbler Funding LLC, Toucan Funding LLC, ADS CLO 1 LLC, ADL CLO 1 LLC, ADS CLO 2 LLC, ADL CLO 2 LLC, ADS Lender LLC, ADS Holdings (Lux) S.à.r.l., ADS Hera SPV LLC, ADS Presidio SPV LLC, ADS Aoide SPV LLC and ADS Apollonia SPV LLC.

Cash and Cash Equivalents, including Foreign Currency

The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity, that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.

Cash and cash equivalents are carried at cost, which approximates fair value. Cash and cash equivalents held as of December 31, 2025 and 2024 were $498,557 and $392,894, respectively, of which $227,502 and $154,584, respectively, were held in money market funds.

Investments Transactions

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains and losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Amounts for investments recognized or derecognized but not yet settled are reported as a receivable for investments sold and a payable for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Fair Value Measurements

The Company follows guidance in ASC 820, Fair Value Measurement ("ASC 820"), where fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique.

Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may differ materially from the values that would be received upon an actual disposition of such investments.

Investment Valuation Process

The Board has designated the Adviser as its "valuation designee" pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to all of the Company's investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures that have been approved by the Board. The Adviser, as "valuation designee," is responsible for determining the fair value of our portfolio investments, subject to the oversight of the Board.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of the Adviser. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a "fire sale" by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. The Adviser engages multiple independent valuation firms based on a review of each firm’s expertise and relevant experience in valuing certain securities. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Adviser undertakes a multi-step valuation process each quarter, as described below:

(1)
Independent valuation firms engaged conduct independent appraisals and assessments for all the investments they have been engaged to review. If an independent valuation firm is not engaged during a particular quarter, the valuation may be conducted by the Adviser;
(2)
At least each quarter, the valuation will be reassessed and updated by the Adviser or an independent valuation firm to reflect company specific events and latest market data;
(3)
Preliminary valuation conclusions are then documented and discussed with senior management of our Adviser;
(4)
The Adviser discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of the applicable independent valuation firm; and
(5)
For Level 3 investments entered into within the current quarter, the cost (purchase price adjusted for accreted original issue discount/amortized premium) or any recent comparable trade activity on the security investment shall be considered to reasonably approximate the fair value of the investment, provided that no material change has since occurred in the issuer’s business, significant inputs or the relevant environment.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. During the year ended December 31, 2025, there were no significant changes to the Company’s valuation techniques and related inputs considered in the valuation process.

Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its consolidated financial statements.

Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, interest rate, foreign currency and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process. The derivatives may require the Company to pay or receive an upfront fee or premium. These upfront fees or premiums are carried forward as cost or proceeds to the derivatives.

Currency Swaps

The Company uses currency swaps to mitigate the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to gain or reduce exposure to certain currencies. In a currency swap, the Company agrees with counterparties to exchange one currency for another at specified dates in the future, exchange rate and amount. The Company does not utilize hedge accounting with respect to currency swaps and as such, the Company recognizes its currency swaps at fair value with changes included in the net unrealized appreciation (depreciation) on the Consolidated Statements of Operations.

Foreign Currency Forward Contracts

The Company uses foreign currency forward contracts to reduce the Company's exposure to fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Company agrees to receive or deliver a fixed quantity of one currency for another at a pre-determined price at a future date. Foreign currency forward contracts are marked-to-market at the applicable forward rate. Unrealized appreciation (depreciation) on foreign currency forward contracts are recorded within derivative assets or derivative liabilities on the Consolidated Statements of Assets and Liabilities by counterparty on a net basis, not taking into account collateral posted which is recorded separately, if applicable. Purchases and settlements of foreign currency forward contracts having the same settlement date and counterparty are generally settled net and any realized gains or losses are recognized on the settlement date. The Company does not utilize hedge accounting with respect to foreign currency forward contracts and as such, the Company recognizes its foreign currency forward contracts at fair value with changes included in the net unrealized appreciation (depreciation) on the Consolidated Statements of Operations.

Interest Rate Swaps

The Company uses interest rate swaps to hedge some or all of the Company's fixed rate debt. The Company has designated each interest rate swap held as the hedging instrument in an effective hedge accounting relationship, and therefore the periodic payments and receipts are recognized as components of interest expense in the Consolidated Statements of Operations. Depending on the nature of the balance at period end, the fair value of the interest rate swap is either included as an other asset or other liability on the Company's Consolidated Statements of Assets and Liabilities. The change in fair value of the interest rate swap is offset by a change in the carrying value of the fixed rate debt. Any amounts paid to the counterparty to cover collateral obligations under the terms of the interest rate swap agreement are included in other assets or other liabilities and expenses on the Company's Consolidated Statements of Assets and Liabilities. Please see Note 5 to the Company's Consolidated Financial Statements for additional details.

Offsetting Assets and Liabilities

The Company has elected to offset cash collateral against the fair value of derivative contracts. The fair values of these derivatives are presented on a net basis in the Consolidated Statements of Assets and Liabilities when, and only when, they are with the same counterparty, the Company has the legal right to offset the recognized amounts, and it intends to either settle on a net basis or realize the asset and settle the liability simultaneously.

Valuation of Other Financial Assets and Financial Liabilities

ASC 825, Financial Instruments, permits an entity to choose, at specified election dates, to measure certain assets and liabilities at fair value (the "Fair Value Option"). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. Debt issued by the Company is reported at amortized cost adjusted for fair value fluctuations of interest rate swaps in qualifying hedge accounting relationships (see Notes 5 and 6 to the consolidated financial statements). The carrying value of all other financial assets and liabilities approximates fair value due to their short maturities or their close proximity of the originations to the measurement date.

Realized Gains or Losses

Security transactions are accounted for on a trade date basis. Realized gains or losses on investments are calculated by using the specific identification method. Securities that have been called by the issuer are recorded at the call price on the call effective date.

Investment Income Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

PIK Income

The Company may have loans in its portfolio that contain payment-in-kind ("PIK") provisions. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. PIK income computed at the contractual rate is accrued into income, which is included in interest income in the Company’s Consolidated Statements of Operations, and reflected as interest receivable up to the capitalization date. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Company has not yet collected cash.

If at any point the Company believes PIK is not fully expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized.

Dividend Income

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Fee Income

The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability.

Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

As of December 31, 2025, 0.8% of total investments at amortized cost, or 0.3% of total investments at fair value, were on non-accrual status. As of December 31, 2024, 0.6% of total investments at amortized cost, or 0.2% of total investments at fair value, were on non-accrual status.

Expenses

Expenses include management fees, performance-based incentive fees, interest expense, insurance expenses, administrative service fees, legal fees, trustees’ fees, audit and tax service expenses, third-party valuation fees and other general and administrative expenses. Expenses are recognized on an accrual basis.

Offering Expenses

Costs associated with the offering of the Company’s shares are capitalized as "deferred offering costs" on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous offering.

Deferred Financing Costs and Debt Issuance Costs

Deferred financing and debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These expenses are deferred and amortized into interest expense over the life of the related debt instrument using the straight-line method. Debt issuance costs related to any issuance of installment debt or notes are presented net against the outstanding debt balance of the related security.

Foreign Currency Translations

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the foreign exchange rate on the date of valuation. The Company does not separate foreign exchange impacts from market price fluctuations in its operating results. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions

Distributions to common shareholders are recorded on the record date. The amount to be paid out as a distribution is determined by the Board and will depend on the Company's earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and servicing fees, if any.

Share Repurchases

In connection with the Company’s share repurchase programs, the cost of shares repurchased is charged to net assets on the trade date.

Federal and State Income Taxes

We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders at least 90% of its investment company taxable income as defined by the Code, for each year. The Company (among other requirements) has made and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Company from corporate-level income taxes. For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The tax character of distributions paid to shareholders through December 31, 2025 may include return of capital, however, the exact amount cannot be determined at this point. The final determination of the tax character of distributions will not be made until we file Form 1099s for the tax year ending December 31, 2025. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividend and distributions and other permanent book and tax difference are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) at least 98% of our annual ordinary income and 98.2% of our capital gain net income for the 1-year period ending on October 31 of such calendar year, we will generally be required to pay excise tax equal to 4% of the amount by which 98% of our annual ordinary income and 98.2% of our capital gains exceed the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated undistributed taxable income.

If we fail to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. Distributions would generally be taxable to our individual and other non-corporate taxable shareholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements are met. Subject to certain limitation under the Code, corporate distributions would be eligible for the dividend-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We follow ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the consolidated financial statements. As of December 31, 2025, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although we file both federal and state income tax returns, our major tax jurisdiction is federal.

Segment Reporting

The Company has adopted Financial Accounting Standards Board ("FASB") Accounting Standards Update 2023-07, "Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures" ("ASU 2023-07"). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker ("CODM") to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Company operates under one operating segment and reporting unit, investment management. The CODM is the chief executive officer of the Company, who is responsible for determining the Company’s investment strategy, capital allocation, expense structure, and significant transactions impacting the Company. Key metrics include, but are not limited to, net investment income and net increase in net assets resulting from operations that is reported on the Consolidated Statements of Operations, fair value of investments as disclosed on the Consolidated Schedule of Investments, as well as distributions made to the Company’s shareholders.

Income Taxes

The Company has adopted FASB Accounting Standards Update 2023-09 "Income Taxes (Topic 740): Improvements to Income Tax Disclosures," ("ASU 2023-09"). ASU 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. The adoption of ASU 2023-09 did not have a material impact on the Company's consolidated financial statements.

Recent Accounting Pronouncements

Income Statement - Reporting Comprehensive Income

In November 2024, the FASB issued Accounting Standard Update 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40) ("ASU 2024-03"). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the consolidated financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company does not expect the adoption of ASU 2024-03 to have a material impact on its year-end financial statements.

Note 3. Agreements and Related Party Transactions

Advisory Agreement

On July 22, 2021, the Company entered into an advisory agreement (the "Initial Advisory Agreement") with the Adviser, pursuant to which the Adviser will manage the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.

On March 14, 2024, the Company and the Adviser entered into an amended and restated investment advisory agreement (the "Second Amended and Restated Advisory Agreement"), which amended and restated the Initial Advisory Agreement. The Second Amended and Restated Advisory Agreement altered the Initial Advisory Agreement by removing certain "sunset" provisions that previously stated that certain requirements of the North American Securities Administrators Association ("NASAA") Omnibus Guidelines

would no longer apply if the Company's shares become covered securities within the meaning of Section 18 of the Securities Act of 1933, as amended (the "Securities Act"), clarified that the Adviser would be responsible for any fees incurred if the Adviser terminated the Second Amended and Restated Advisory Agreement and amended certain provisions to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Initial Advisory Agreement.

On March 13, 2025, the Company and the Adviser entered into an amended and restated advisory agreement (the "Third Amended and Restated Advisory Agreement" and, together with the Initial Advisory Agreement and Second Amended and Restated Advisory Agreement, the "Advisory Agreement"), which amended and restated the Second Amended and Restated Advisory Agreement. The Third Amended and Restated Advisory Agreement alters the Second Amended and Restated Advisory Agreement by revising the indemnification provisions. No other changes were made to the Second Amended and Restated Advisory Agreement.

The Advisory Agreement was effective for an initial two-year term and thereafter will continue for successive annual periods provided that such continuance is specifically approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations. On August 7, 2025, the Advisory Agreement was renewed and continued for an additional one-year period.

The Company pays the Adviser a fee for its services under the Advisory Agreement consisting of two components, a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser.

Base Management Fee

The base management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. For the first calendar month in which the Company had operations, net assets was measured as the beginning net assets as of the date on which the Company broke escrow for the initial offering.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

A. Incentive Fee based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. "Pre-Incentive Fee Net Investment Income Returns" means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the base management fee, expenses payable under the Administration Agreement entered into between the Company and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution and/or shareholder servicing fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a "hurdle rate" of return of 1.25% per quarter (5.0% annualized).

The Company pays its Adviser an income based incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
•
100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This "catch-up" portion is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
•
12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.

B. Incentive Fee based on Cumulative Net Realized Gains

The second component of the Incentive Fee, the Capital Gains Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP. Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain.

For the year ended December 31, 2025, the Company recognized $165,103 of management fees.

For the year ended December 31, 2024, the Company recognized $88,357 of management fees.

For the year ended December 31, 2023, the Company recognized $36,754, of management fees.

For the year ended December 31, 2025, the Company recognized $155,317, of incentive fees based on income and $(915), of incentive fees based on cumulative net realized gains/(losses).

For the year ended December 31, 2024, the Company recognized $98,415, of incentive fees based on income and $915, of incentive fees based on cumulative net realized gains/(losses).

For the year ended December 31, 2023, the Company recognized $44,790, of incentive fees based on income and $0, of incentive fees based on cumulative net realized gains/(losses).

As of December 31, 2025 and 2024, management fees payable were $16,434 and $10,204, respectively, and performance-based incentive fees payable were $44,714 and $28,523, respectively.

Fees From Affiliates

From time-to-time various affiliates of the Adviser are involved in transactions whereby certain fees, including but not limited to, structuring, underwriting, arrangement, placement, syndication, advisory or similar services (collectively, "Capital Solution services") are earned and rebated back to the Company. These fees are accounted for as "Other Income" in the Consolidated Statements of Operations. For the year ended December 31, 2025 the Company received $10,163, in fee rebates from affiliates related to Capital Solution services. For the years ended December 31, 2024 and 2023, the Company received $15,394 and $4,215, respectively, in fee rebates from affiliates related to Capital Solution services.

Administration Agreement

On July 22, 2021, the Company entered into an Administration Agreement (the "Initial Administration Agreement") with the Administrator. On March 13, 2025, the Company and the Administrator entered into an amended and restated administration agreement (the "Amended and Restated Administration Agreement" and, together with the Initial Administration Agreement, the "Administration Agreement"), which amended and restated the Initial Administration Agreement. The Amended and Restated Administration Agreement alters the Initial Administration Agreement by revising the reimbursement and indemnification provisions. No other changes were made to the Initial Administration Agreement. Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value ("NAV"), compliance monitoring (including diligence and oversight of other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of AGM or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed by such affiliate or third party. The Administrator hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

Unless earlier terminated as described below, the Administration Agreement was effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. On August 7, 2025, the Administration Agreement was renewed and continued for an additional one-year period.

Sub-Administration Agreement

On January 6, 2022, the Administrator entered into a sub-administration agreement (the "Sub-Administration Agreement") with State Street Bank and Trust Company. The sub-administrator will receive compensation for its sub-administrative services under the Sub-Administration Agreement.

Affiliated Service Platform

In February 2025, the Company engaged Lyra Client Solutions Holdings, LLC ("Lyra"), an end-to-end client service platform affiliated with Apollo. Lyra provides administration, data management, trade operations, investor onboarding and servicing, technology and other similar services to institutional, global wealth, global family office and retail investors.

Intermediary Manager Agreement

On November 10, 2021, the Company entered into an Intermediary Manager Agreement (the "Intermediary Manager Agreement") with Apollo Global Securities, LLC (the "Intermediary Manager"), an affiliate of the Adviser, which is a broker-dealer registered with the SEC and a member of Financial Industry Regulatory Authority, Inc. ("FINRA"). Under the terms of the Intermediary Manager Agreement, the Intermediary Manager will serve as the intermediary manager for the Company’s public offering of its Common Shares. The Intermediary Manager will be entitled to receive distribution and/or shareholder servicing fees monthly in arrears at an annual rate of 0.85% of the value of the Company’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager will be entitled to receive distribution and/or shareholder servicing fees monthly in arrears at an annual rate of 0.25% of the value of the Company’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholding servicing fees will be paid with respect to Class I shares. The distribution and/or shareholder servicing fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing fees will be retained by, or reallowed (paid) to, participating broker-dealers.

The Company will cease paying the distribution and/or shareholder servicing fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of our offering on which, in the aggregate, underwriting compensation from all sources in connection with the offering, including the distribution and/or shareholder servicing fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering. In addition, the Company will cease paying the distribution and/or shareholder servicing fees on any Class S shares and Class D shares in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such shares held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares. At the end of such month, such Class S shares or Class D shares will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share.

The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not "interested persons", as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Distribution and Servicing Plan

On July 22, 2021, the Board approved a distribution and servicing plan (the "Distribution and Servicing Plan"). On November 11, 2025, the Board approved continuing the Distribution and Servicing Plan. The following table shows the shareholder servicing and/or distribution fees the Company will pay the Intermediary Manager with respect to the Class S shares, Class D shares and Class I shares on an annualized basis as a percentage of the Company’s NAV for such class. No shareholder servicing and/or distribution fees will be paid with respect to Class I shares. The shareholder servicing and/or distribution is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Subject to FINRA and other limitations on underwriting compensation, the Company will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the Company’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the Company’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—%

The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month and subject to FINRA and other limitations on underwriting compensation.

For the year ended December 31, 2025, the Company accrued distribution and shareholder servicing fees of $22,157, which were attributable to Class S shares, and $32 attributable to Class D shares.

For the year ended December 31, 2024, the Company accrued distribution and shareholder servicing fees of $12,712, which were attributable to Class S shares, and $12, attributable to Class D shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Company also may pay for these sub-transfer agency, sub- accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S shares or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Expense Support and Conditional Reimbursement Agreement

The Company entered into an expense support and conditional reimbursement agreement (the "Expense Support Agreement") with the Adviser. The Adviser may elect to pay certain expenses (each, an "Expense Payment"), provided that no portion of the payment will be used to pay any interest or distributions and/or shareholder servicing fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as "Excess Operating Funds"), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a "Reimbursement Payment." "Available Operating Funds" means the sum of (i) net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month will be made if: (1) the "Effective Rate of Distributions Per Share" (as defined below) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our "Operating Expense Ratio" (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, "Effective Rate of Distributions Per Share" means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The "Operating Expense Ratio" is calculated by dividing operating expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

The following table presents a summary of all expenses supported, and recouped, by the Adviser (the "Expense Support Amounts"):

For the Month Ended	Amount of Expense Support	Recoupment of Expense Support	Unreimbursed Expense Support	Reimbursement Eligibility Expiration	Effective Rate of Distribution per Share	Operating Expense Ratio
January 31, 2022	$1,677	$1,677	$—	January 31, 2025	5.12%	1.36%
February 28, 2022	867	867	—	February 28, 2025	7.42%	0.86%
March 31, 2022	111	111	—	March 31, 2025	6.71%	0.68%
April 30, 2022	1,778	1,778	—	April 30, 2025	6.96%	0.60%
	$4,433	$4,433	$—

For the year ended December 31, 2025, the Adviser did not accrue Expense Support Amounts. For the year ended December 31, 2024, the Company did not accrue Expense Support Amounts. For the year ended December 31, 2023, the Adviser did not accrue Expense Support Amounts.

For the year ended December 31, 2025, there were no Reimbursement Payments paid to the Adviser. For the year ended December 31, 2024, there were no Reimbursement Payments paid to the Adviser. For the year ended December 31, 2023, the Reimbursement Payments paid to the Adviser by the Company amounted to $4,433.

Co-Investment Activity

The Company, the Adviser and certain affiliates received an exemptive order from the SEC on May 14, 2025 (the "Order"), that permits us, among other things, to co-invest with other funds and accounts managed by the Adviser or its affiliates, subject to certain conditions. Pursuant to such Order, the Board has approved co-investment policies and procedures describing how the Company will comply with the Order. Further, the Adviser has adopted policies and procedures (the "Adviser Allocation Policy") describing the allocation of investment opportunities in which we will have the opportunity to participate with one or more Apollo-managed BDCs (including the Company, the "Apollo BDCs"), certain Apollo-managed registered investment companies (the "Apollo RICs" and, together with the Apollo BDCs, the "Apollo Regulated Funds") and other public or private Apollo funds that target similar assets. Pursuant to the Adviser Allocation Policy, the Company will be given the opportunity to participate in any investments that fall within certain criteria established by the Adviser. The Company may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Company (e.g., based on investment strategy). The investment would generally be allocated to us, any other Apollo Regulated Funds and the other Apollo funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us.

As of December 31, 2025, the Company’s co-investment holdings were 39.6% of the portfolio or $9,699,301, measured at fair value. On a cost basis, 39.5% of the portfolio or $9,651,981 were co-investments.

As of December 31, 2024, the Company’s co-investment holdings were 48.6% of the portfolio or $7,068,425, measured at fair value. On a cost basis, 48.5% of the portfolio or $7,082,039 were co-investments.

Note 4. Investments

Fair Value Measurement and Disclosures

The following table shows the composition of our investments as of December 31, 2025 with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$24,310,842	$24,441,482	$—	$5,843,088	$18,598,394
Second Lien Secured Debt	33,700	5,235	—	5,235	—
Unsecured Debt	45,544	45,525	—	10,448	35,077
Common Equity/Interests	18,084	15,993	—	—	15,993
Preferred Equity	6,255	7,393	—	—	7,393
Total Investments before Cash Equivalents	$24,414,425	$24,515,628	$—	$5,858,771	$18,656,857
Money Market Fund	$227,502	$227,502	$227,502	$—	$—
Total Cash Equivalents	$227,502	$227,502	$227,502	$—	$—
Total Investments after Cash Equivalents	$24,641,927	$24,743,130	$227,502	$5,858,771	$18,656,857
Currency Swaps	$—	$7,947	$—	$7,947	$—
Interest rate swaps	—	56,888	—	56,888	—
Foreign currency forward transactions	—	(27,819)	—	(27,819)	—
Total Assets and Liabilities at Fair Value	$24,641,927	$24,780,146	$227,502	$5,895,787	$18,656,857

The following table shows the composition of our investments as of December 31, 2024, with the fair value disaggregated into the three levels of the fair value hierarchy in accordance with ASC 820:

			Fair Value Hierarchy
	Cost	Fair Value	Level 1	Level 2	Level 3
First Lien Secured Debt	$14,565,460	$14,542,450	$—	$3,350,919	$11,191,531
Second Lien Secured Debt	36,810	5,723	—	—	5,723
Unsecured Debt	96	103	—	103	—
Common Equity/Interests	766	832	—	—	832
Preferred Equity	6,206	6,427	—	—	6,427
Total Investments before Cash Equivalents	$14,609,338	$14,555,535	$—	$3,351,022	$11,204,513
Money Market Fund	$154,584	$154,584	$154,584	$—	$—
Total Cash Equivalents	$154,584	$154,584	$154,584	$—	$—
Total Investments after Cash Equivalents	$14,763,922	$14,710,119	$154,584	$3,351,022	$11,204,513
Currency swaps	$—	$11,740	$—	$11,740	$—
Interest rate swaps	—	(22,459)	—	(22,459)	—
Foreign currency forward transactions	—	34,954	—	34,954	—
Total Assets and Liabilities at Fair Value	$14,763,922	$14,722,614	$154,584	$3,363,517	$11,204,513

The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2025:

	Year Ended December 31, 2025
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/Interests	Preferred Equity	Total
Fair value as of December 31, 2024	$11,191,531	$5,723	$—	$832	$6,427	$11,204,513
Net realized gains (losses)	76,109	(33,842)	31	—	—	42,298
Net change in unrealized gains (losses)	148,481	31,087	(39)	(2,135)	896	178,290
Net amortization on investments	31,967	—	53	—	—	32,020
Purchases, including capitalized PIK (3)	11,710,420	—	57,832	17,346	70	11,785,668
Sales (3)	(4,218,296)	(2,968)	(22,800)	(50)	—	(4,244,114)
Transfers out of Level 3 (1)	(341,818)	—	—	—	—	(341,818)
Transfers into Level 3 (1)	—	—	—	—	—	—
Fair value as of December 31, 2025	$18,598,394	$—	$35,077	$15,993	$7,393	$18,656,857

Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2025	$121,651	$—	$(39)	$(2,135)	$896	$120,373

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.
(2)
Includes unfunded commitments measured at fair value of $(32,498).
(3)
Includes reorganizations and restructuring of investments.

The following table shows changes in the fair value of our Level 3 investments during the year ended December 31, 2024:

	Year Ended December 31, 2024
	First Lien Secured Debt (2)	Second Lien Secured Debt (2)	Unsecured Debt	Common Equity/Interests	Preferred Equity	Total
Fair value as of December 31, 2023	$5,356,090	$28,808	$—	$624	$33	$5,385,555
Net realized gains (losses)	23,813	—	—	—	—	23,813
Net change in unrealized gains (losses)	(83,210)	(20,421)	—	(61)	286	(103,406)
Net amortization on investments	25,179	(163)	—	—	—	25,016
Purchases, including capitalized PIK (3)	7,915,447	—	—	269	6,108	7,921,824
Sales (3)	(2,152,326)	(2,501)	—	—	—	(2,154,827)
Transfers out of Level 3 (1)	(27,388)	—	—	—	—	(27,388)
Transfers into Level 3 (1)	133,926	—	—	—	—	133,926
Fair value as of December 31, 2024	$11,191,531	$5,723	$—	$832	$6,427	$11,204,513

Net change in unrealized gains (losses) on Level 3 investments still held as of December 31, 2024	$(70,643)	$(20,421)	$—	$(61)	$286	$(90,839)

(1)
Transfers out (if any) of Level 3 are due to an increase in the quantity and reliability of broker quotes obtained and transfers into (if any) Level 3 are due to a decrease in the quantity and reliability of broker quotes obtained as assessed by the Adviser. Transfers are assumed to have occurred at the end of the period. There were no transfers between Level 1 and Level 2 fair value measurements during the periods shown.
(2)
Includes unfunded commitments measured at fair value of $(103,811).
(3)
Includes reorganizations and restructuring of investments.

The following tables summarize the significant unobservable inputs the Company used to value its investments categorized within Level 3 as of December 31, 2025 and 2024. In addition to the techniques and inputs noted in the tables below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Company’s determination of fair values.

The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2025 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$16,295,125	Discounted Cash Flow	Discount Rate	6.1%	-	48.2%	9.0%
	2,250,700	Transactional Value	Cost	N/A		N/A	N/A
	45,807	Asset Recoverability	Recoverability %	0.0%	-	100.0%	55.5%
	6,762	Market Comparable Technique	Comparable Multiple	0.5x	-	9.0x	4.8x
Second Lien Secured Debt	—	Transactional Value	Cost	N/A		N/A	N/A
	—	Market Comparable Technique	Comparable Multiple	N/A		N/A	N/A
Unsecured Debt	35,077	Transactional Value	Cost	N/A		N/A	N/A
Common Equity/Interests	2,140	Market Comparable Technique	Comparable Multiple	1.3x	-	20.0x	11.7x
	13,853	Transactional Value	Cost	N/A		N/A	N/A
Preferred Equity	99	Transactional Value	Cost	N/A		N/A	N/A
	131	Market Comparable Technique	Comparable Multiple	1.3x	-	16.5x	8.9x
	7,163	Discounted Cash Flow	Discount Rate	11.6%	-	12.6%	12.1%
Total Level 3 Investments	$18,656,857

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The unobservable inputs used in the fair value measurement of our Level 3 investments as of December 31, 2024 were as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range			Weighted Average (1)
First Lien Secured Debt	$9,424,822	Discounted Cash Flow	Discount Rate	6.6%	-	21.5%	9.8%
	1,741,796	Transactional Value	Cost	N/A		N/A	N/A
	24,840	Asset Recoverability	Recoverability %	0.0%	-	88.5%	52.0%
	73	Single Broker Quote	Single Broker Quote	N/A		N/A	N/A
Second Lien Secured Debt	5,723	Asset Recoverability	Recoverability %	20.8%	-	20.8%	20.8%
Common Equity/Interests	832	Market Comparable Technique	Comparable Multiple	8.0x	-	20.0x	10.9x
Preferred Equity	6,378	Market Comparable Technique	Comparable Multiple	0.1x	-	17.8x	0.7x
	49	Transactional Value	Cost	N/A		N/A	N/A
Total Level 3 Investments	$11,204,513

(1)
The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment. For the commodity price unobservable input, the weighted average price is an undiscounted price based upon the estimated production level from the underlying reserves.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily EBITDA comparable multiples and market discount rates. The Company typically uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. For certain investments where fair value is derived based on a recovery analysis, the Company uses underlying commodity prices from third party market pricing services to determine the fair value and/or recoverable amount, which represents the proceeds expected to be collected through asset sales or liquidation. Further, for certain investments, the Company also considered the probability of future events which are not in management’s control. Significant increases or decreases in any of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.

Investment Transactions

For the year ended December 31, 2025, purchases of investments on a trade date basis were $17,690,542.

For the year ended December 31, 2024, purchases of investments on a trade date basis were $11,440,248.

For the year ended December 31, 2025, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $8,009,276.

For the year ended December 31, 2024, sales and repayments (including prepayments and unamortized fees) of investments on a trade date basis were $3,575,893.

PIK Income

The Company holds loans and other investments, including certain preferred equity investments, that have contractual PIK income. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. During the year ended December 31, 2025, PIK income earned was $42,249. During the years ended December 31, 2024 and 2023, PIK income earned was $17,179 and $11,383, respectively.

The following table shows the change in capitalized PIK balance for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
PIK balance at beginning of period	$32,549	$13,026	$5,333
PIK income capitalized	40,682	19,523	7,879
Adjustments due to investments exited or written off	(2,578)	—	—
PIK income received in cash	—	—	(186)
PIK balance at end of period	$70,653	$32,549	$13,026

Note 5. Derivative Instruments

In the normal course of business, the Company enters into derivative financial instruments to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures. Certain information related to the Company’s foreign currency forward contracts is presented below as of December 31, 2025:

Counterparty	Notional amount to be purchased		Notional amount to be sold		Settlement Date	Fair Value*	Balance Sheet Location of Net Amounts
BNP Paribas S.A.		$1,165	A$	1,753	3/18/2026	$(5)	Unrealized appreciation (depreciation) on foreign currency forward contracts
BNP Paribas S.A.		$3,673	C$	5,057	3/18/2026	$(25)	Unrealized appreciation (depreciation) on foreign currency forward contracts
BNP Paribas S.A.	₣	90		$113	3/18/2026	$1	Unrealized appreciation (depreciation) on foreign currency forward contracts
BNP Paribas S.A.		$31,034		€26,490	3/18/2026	$(186)	Unrealized appreciation (depreciation) on foreign currency forward contracts
BNP Paribas S.A.		$11,698		£8,775	3/18/2026	$(124)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Goldman Sachs International	A$	2,641		$1,755	3/18/2026	$8	Unrealized appreciation (depreciation) on foreign currency forward contracts
Goldman Sachs International		$10,089		€8,615	3/18/2026	$(64)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Goldman Sachs International		$4,491		£3,370	3/18/2026	$(49)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Goldman Sachs International		$3,197		¥495,381	3/18/2026	$18	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$92,029	A$	138,276	3/18/2026	$(265)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$12,089	C$	16,607	3/18/2026	$(52)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$152	₣	120	3/18/2026	$—	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$583,494		€494,488	3/18/2026	$703	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$188,436		£141,023	3/18/2026	$(1,544)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$10,780		¥1,662,813	3/18/2026	$107	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley Capital Services LLC		$70,995	Skr	653,108	3/18/2026	$(181)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$115,593	A$	173,498	3/18/2026	$(210)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$19,450	C$	26,701	3/18/2026	$(70)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$5,727	₣	4,510	3/18/2026	$(6)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$222,587		€189,981	3/18/2026	$(1,319)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$1,075,135		£806,832	3/18/2026	$(11,796)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$228		¥35,061	3/18/2026	$3	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$4,286	Skr	39,490	3/18/2026	$(18)	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company		$61,976	Nkr	625,881	3/18/2026	$(97)	Unrealized appreciation (depreciation) on foreign currency forward contracts

Counterparty	Notional amount to be purchased	Notional amount to be sold		Settlement Date	Fair Value*	Balance Sheet Location of Net Amounts
Wells Fargo Bank National Association	$118,976	A$	178,559	3/18/2026	$(205)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Wells Fargo Bank National Association	$8,721	C$	11,977	3/18/2026	$(35)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Wells Fargo Bank National Association	$591,411		€505,089	3/18/2026	$(3,873)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Wells Fargo Bank National Association	$793,928		£595,675	3/18/2026	$(8,541)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Wells Fargo Bank National Association	$534		¥82,224	3/18/2026	$6	Unrealized appreciation (depreciation) on foreign currency forward contracts
					$(27,819)

* Totals may not foot due to rounding.

Certain information related to the Company’s foreign currency forward contracts is presented below as of December 31, 2024:

Counterparty	Notional amount to be purchased	Notional amount to be sold		Settlement Date	Fair Value*	Balance Sheet Location of Net Amounts
Morgan Stanley and Co. International PLC	$467,803		€443,140	3/19/2025	$7,452	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley and Co. International PLC	$134,773		£106,480	3/19/2025	$1,590	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley and Co. International PLC	$(4,765)	A$	(7,469)	3/19/2025	$(141)	Unrealized appreciation (depreciation) on foreign currency forward contracts
Morgan Stanley and Co. International PLC	$1,921	C$	2,720	3/19/2025	$24	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company	$107,385	A$	168,922	3/19/2025	$2,827	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company	$5,005	₣	4,427	3/19/2025	$87	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company	$495,923		€469,652	3/19/2025	$8,031	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company	$995,629		£783,988	3/19/2025	$15,038	Unrealized appreciation (depreciation) on foreign currency forward contracts
State Street Bank and Trust Company	$3,305	Skr	36,103	3/19/2025	$30	Unrealized appreciation (depreciation) on foreign currency forward contracts
BNP Paribas SA	$1,201		€1,140	3/19/2025	$17	Unrealized appreciation (depreciation) on foreign currency forward contracts
					$34,954

* Totals may not foot due to rounding.

Certain information related to the Company’s interest rate swaps and currency swaps are presented below as of December 31, 2025:

Counterparty	Notional Amount	Maturity Date	Fair Value*	Financial Statement Location of Net Amounts
BNP Paribas SA	$325,000	4/13/2029	$7,512	Other assets
BNP Paribas SA	$300,000	7/29/2031	$4,190	Other assets
BNP Paribas SA	$400,000	7/29/2031	$7,420	Other assets
BNP Paribas SA	$100,000	8/30/2030	$(424)	Other assets
Goldman Sachs International	$82,000	12/21/2027	$554	Other assets
Goldman Sachs International	$18,000	1/19/2028	$120	Other assets
Goldman Sachs International	€90,000	9/28/2026	$1,002	Other assets
Goldman Sachs International	$325,000	4/13/2029	$7,379	Other assets
Goldman Sachs International	$350,000	4/13/2029	$(3,051)	Other assets
SMBC Capital Markets, Inc.	$300,000	7/29/2031	$4,190	Other assets
SMBC Capital Markets, Inc.	$226,000	9/28/2026	$1,180	Other assets
SMBC Capital Markets, Inc.	$325,000	9/28/2028	$5,078	Other assets
SMBC Capital Markets, Inc.	$500,000	3/15/2032	$20,327	Other assets
U.S. Bank National Association	$400,000	8/30/2030	$2,577	Other assets
U.S. Bank National Association	$400,000	12/8/2028	$(1,166)	Other assets
BNP Paribas SA	$60,988	5/12/2026	$3,404	Other assets
Morgan Stanley Capital Services LLC	$81,450	5/12/2026	$4,543	Other assets
			$64,835

* Totals may not foot due to rounding.

Certain information related to the Company’s interest rate swaps and currency swaps are presented below as of December 31, 2024:

Counterparty	Notional Amount	Maturity Date	Fair Value*	Financial Statement Location of Net Amounts
BNP Paribas SA	$325,000	4/13/2029	$1,019	Other liabilities and expenses
BNP Paribas SA	$300,000	7/29/2031	$(4,159)	Other liabilities and expenses
Goldman Sachs International	$62,000	12/21/2025	$(83)	Other liabilities and expenses
Goldman Sachs International	$38,000	1/19/2026	$(68)	Other liabilities and expenses
Goldman Sachs International	€82,000	12/21/2027	€(833)	Other liabilities and expenses
Goldman Sachs International	$18,000	1/19/2028	$(197)	Other liabilities and expenses
Goldman Sachs International	$90,000	9/28/2026	$1,940	Other liabilities and expenses
Goldman Sachs International	$325,000	4/13/2029	$851	Other liabilities and expenses
Goldman Sachs International	$350,000	4/13/2029	$(12,997)	Other liabilities and expenses
SMBC Capital Markets, Inc.	$300,000	7/29/2031	$(4,159)	Other liabilities and expenses
SMBC Capital Markets, Inc.	$226,000	9/28/2026	$648	Other liabilities and expenses
SMBC Capital Markets, Inc.	$325,000	9/28/2028	$(1,047)	Other liabilities and expenses
BNP Paribas SA	$400,000	7/29/2031	$(3,375)	Other liabilities and expenses
Morgan Stanley Capital Services LLC	$81,000	5/12/2026	$6,706	Other liabilities and expenses
BNP Paribas SA	$61,000	5/12/2026	$5,034	Other liabilities and expenses
			$(10,719)

* Totals may not foot due to rounding.

The Company’s foreign currency forward contracts and currency swaps are not designated in a qualifying hedge accounting relationship. Net realized and change in unrealized gains and losses for the years ended December 31, 2025, 2024 and 2023 for the Company’s foreign currency forward contracts and currency swaps, are in the following locations in the Consolidated Statements of Operations:

		Year Ended December 31,
Derivative Instrument	Financial Statement Location	2025	2024	2023
Foreign currency forward contracts	Net realized gain (loss) on foreign currency forward contracts	$(195,748)	$50,283	$(6,275)
Currency swaps	Net realized gain (loss) on derivatives	2,821	835	—
		$(192,927)	$51,118	$(6,275)

		Year Ended December 31,
Derivative Instrument	Financial Statement Location	2025	2024	2023
Foreign currency forward contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$(62,773)	$38,635	$(3,930)
Currency swaps	Net change in unrealized appreciation (depreciation) on derivatives	(3,062)	11,740	—
		$(65,835)	$50,375	$(3,930)

The Company’s interest rate swaps have been designated in a qualifying hedge accounting relationship. Net realized and unrealized gains and losses for the years ended December 31, 2025, 2024 and 2023 for the Company’s interest rate swaps, are in the following locations in the Consolidated Statements of Operations:

		Year Ended December 31,
Derivative Instrument	Financial Statement Location	2025	2024	2023
Interest rate swaps	Interest and other debt expenses	$(68,953)	$89,025	$(6,133)
Hedged items	Interest and other debt expenses	81,470	(79,205)	10,950
		$12,517	$9,820	$4,817

Offsetting of Derivative Instruments

The Company has derivative instruments that are subject to master netting agreements. These agreements include provisions to offset positions with the same counterparty in the event of default by one of the parties. The Company’s unrealized appreciation and depreciation on derivative instruments are reported net in the Consolidated Statements of Assets and Liabilities. The following table presents the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of December 31, 2025:

	December 31, 2025
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
BNP Paribas SA	$22,526	$(424)	$—	$(21,901)	$201
Goldman Sachs International	9,056	(3,051)	—	(6,005)	—
SMBC Capital Markets, Inc.	30,775	—	—	(30,775)	—
Morgan Stanley Capital Services LLC	4,543	—	—	(4,230)	313
Wells Fargo Bank National Association	6	(6)	—	—	—
U.S. Bank National Association	2,577	(1,166)	—	(1,411)	—
Total	$69,483	$(4,647)	$—	$(64,322)	$514

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
BNP Paribas SA	$(424)	$424	$—	$—	$—
Goldman Sachs International	(3,051)	3,051	—	—	—
SMBC Capital Markets, Inc.	—	—	—	—	—
Morgan Stanley Capital Services LLC	—	—	—	—	—
Wells Fargo Bank National Association	(12,654)	6	—	12,648	—
U.S. Bank National Association	(1,166)	1,166	—	—	—
Total	$(17,295)	$4,647	$—	$12,648	$—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the derivative balance shown due to overcollateralization.
(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Company.
(3)
Net amount of derivative liabilities represents the net amount due from the Company to the counterparty.

The following table presents the Company’s assets and liabilities related to derivatives by counterparty, net of amounts available for offset under a master netting arrangement and net of any collateral received or pledged by the Company for such assets and liabilities as of December 31, 2024:

	December 31, 2024
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
BNP Paribas SA	$6,052	$(6,052)	$—	$—	$—
Goldman Sachs International	2,791	(2,791)	—	—	—
SMBC Capital Markets, Inc.	648	(648)	—	—	—
Morgan Stanley Capital Services LLC	6,706	—	—	(5,840)	866
Total	$16,197	$(9,491)	$—	$(5,840)	$866

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
BNP Paribas SA	$(7,534)	$6,052	$—	$1,481	$—
Goldman Sachs International	(14,177)	2,791	—	11,387	—
SMBC Capital Markets, Inc.	(5,206)	648	—	4,557	—
Morgan Stanley Capital Services LLC	—	—	—	—	—
Total	$(26,917)	$9,491	$—	$17,425	$—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the derivative balance shown due to overcollateralization.
(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Company.
(3)
Net amount of derivative liabilities represents the net amount due from the Company to the counterparty.

Note 6. Debt and Foreign Currency Transactions and Translations

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2025 and 2024, the Company’s asset coverage was 255.2% and 291.1%, respectively.

The Company’s outstanding debt obligations as of December 31, 2025 were as follows:

	December 31, 2025
	Aggregate Principal Committed	Outstanding Principal	Carrying Value		Fair Value (3)	Unused Portion (1)	Available Amount (2)
Revolving Credit Facility	$3,453,000	$272,197	$272,197		$272,197	$3,180,803	$3,157,068
Cardinal Funding LLC	1,200,000	1,200,000	1,200,000		1,199,760	—	—
Grouse Funding LLC	500,000	500,000	500,000		492,700	—	—
Mallard Funding LLC	900,000	900,000	900,000		897,930	—	—
Warbler Funding LLC	500,000	500,000	500,000		500,000	—	—
Toucan Funding LLC	600,000	400,000	400,000		400,000	200,000	200,000
December 2027 Notes	82,000	82,000	82,554		82,554	—	—
January 2028 Notes	18,000	18,000	18,120		18,120	—	—
September 2026 Notes	226,000	226,000	227,180		227,180		—
September 2028 Notes	325,000	325,000	330,078		330,078	—	—
September 2026 Euronotes	105,768	105,768	106,770		106,770	—	—
2029 Notes	1,000,000	1,000,000	1,019,226	(4)	1,019,226	—	—
2031 Notes	1,000,000	1,000,000	1,021,910	(4)	1,021,910	—	—
2032 Notes	500,000	500,000	519,937	(4)	519,937	—	—
2030 Notes	500,000	500,000	503,170	(4)	503,170	—	—
2028 Notes	400,000	400,000	398,390	(4)	398,390	—	—
Class A-1 Notes	450,000	450,000	450,000		450,407	—	—
2025 Class A-1a Notes	215,000	215,000	215,000		215,042	—	—
2025 Class A-1a-L1 Loans	25,000	25,000	25,000		25,005	—	—
2025 Class A-1a-L2 Loans	50,000	50,000	50,000		50,010	—	—
2025 Class A-1b Notes	10,000	10,000	10,000		9,905	—	—
2025 Class A-1b Loans	10,000	10,000	10,000		9,905	—	—
2025 Class A-2 Notes	20,000	20,000	20,000		19,806	—	—
ADS CLO 2 Class A-1 Notes	300,000	300,000	300,000		298,873	—	—
ADS CLO 2 Class A-2 Notes	30,000	30,000	30,000		29,851	—	—
ADL CLO 2 Class A-1a-L1 Loans	398,500	398,500	398,500		398,705	—	—
ADL CLO 2 Class A-1a-L2 Loans	7,500	7,500	7,500		7,504	—	—
ADL CLO 2 Class A-1b Notes	14,000	14,000	14,000		14,011	—	—
ADL CLO 2 Class A-1b Loans	14,000	14,000	14,000		14,011	—	—
ADL CLO 2 Class A-2 Notes	30,000	30,000	30,000		30,025	—	—
ADL CLO 2 Class A-2 Loans	12,000	12,000	12,000		12,010	—	—
Total Debt Obligations	$12,895,768	$9,514,965	$9,585,532		$9,574,992	$3,380,803	$3,357,068
Deferred Financing Costs			(99,565)
Total Debt Obligations, net of Deferred Financing Costs and Debt Discount			$9,485,967

(1)
The unused portion is the amount upon which commitment fees, if any, are based.
(2)
The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of December 31, 2025. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.
(4)
Balance is inclusive of original issue discount and/or premium on notes issued below/above par.

The Company’s outstanding debt obligations as of December 31, 2024 were as follows:

	December 31, 2024
	Aggregate Principal Committed	Outstanding Principal	Carrying Value		Fair Value (3)	Unused Portion (1)	Amount Available (2)
Revolving Credit Facility	$2,740,000	$469,660	$469,660		$469,660	$2,262,302	$2,262,302
Cardinal Funding LLC	800,000	664,900	664,900		664,900	135,100	132,672
Grouse Funding LLC	250,000	187,500	187,500		187,500	62,500	62,500
Mallard Funding LLC	500,000	378,900	378,900		378,900	121,100	121,100
December 2025 Notes	62,000	62,000	61,917		61,917	—	—
January 2026 Notes	38,000	38,000	37,932		37,932	—	—
December 2027 Notes	82,000	82,000	81,167		81,167	—	—
January 2028 Notes	18,000	18,000	17,803		17,803	—	—
September 2026 Notes	226,000	226,000	226,648		226,648	—	—
September 2028 Notes	325,000	325,000	323,953		323,953	—	—
September 2026 Euronotes	93,226	93,226	95,166		95,166	—	—
2029 Notes	1,000,000	1,000,000	998,509	(4)	998,509	—	—
2031 Notes	1,000,000	1,000,000	995,513	(4)	995,513	—	—
CLO Class A-1 Notes	450,000	450,000	450,000		450,855	—	—
Total Debt Obligations, net of Debt Discounts	$7,584,226	$4,995,186	$4,989,568		$4,990,423	$2,581,002	$2,578,574
Deferred Financing Costs			(57,385)
Total Debt Obligations, net of Deferred Financing Costs and Debt Discounts			$4,932,183

(1)
The unused portion is the amount upon which commitment fees, if any, are based.
(2)
The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)
The fair value of these debt obligations would be categorized as Level 3 under ASC 820 as of December 31, 2024. The valuation is based on a yield analysis and discount rate commensurate with the market yields for similar types of debt.
(4)
Balance is inclusive of original issue discount and/or premium on notes issued below/above par.

The following table summarizes the average and maximum debt outstanding, and the interest and debt issuance cost for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025	2024
Average debt outstanding	$6,715,936	$3,649,215
Maximum amount of debt outstanding	10,043,569	5,140,877
Weighted average annualized interest cost (1)	6.73%	7.98%
Annualized amortized debt issuance cost	0.21%	0.26%
Total annualized interest cost	6.94%	8.25%

Average 1-month SOFR rate	4.16%	5.30%

(1)
Includes the stated interest expense for all facilities and commitment fees on the unused portions of the Senior Secured Facility and SPV Financing Facilities, and net interest on interest rate swaps entered into qualifying hedge accounting relationships. Commitment fees for the years ended December 31, 2025 and 2024 were $10,791 and $9,826, respectively.

The components of interest expense for the years ended December 31, 2025, 2024 and 2023 were as follows:

	Year Ended December 31,
	2025	2024	2023
Borrowing interest expense	$436,843	$263,334	$153,606
Facility unused fees	10,791	9,826	8,285
Amortization of financing costs and debt issuance costs	12,447	9,236	5,962
Gain (loss) from interest rate swaps accounted for as hedges and related hedged items
Interest rate swaps	(68,953)	56,342	(6,133)
Hedged items	81,470	(32,413)	10,950
Total interest expense	$472,598	$306,325	$172,670

Senior Secured Facility

On March 11, 2022, the Company entered into a senior secured, multi-currency, revolving credit facility (the "Senior Secured Facility") with JPMorgan Chase Bank, N.A. The aggregate lender commitments under the Senior Secured Facility on March 11, 2022 were $1.835 billion. On June 7, 2022, the Company entered into an amendment to its Senior Secured Facility to increase the multicurrency commitments from $1.835 billion to $2.085 billion. The Company may seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed approximately $2.753 billion. The scheduled maturity date of the Senior Secured Facility is March 11, 2027.

On October 12, 2023, the Company amended and extended its Senior Secured Facility. Lender commitments under the Senior Secured Facility increased from $2.085 billion to $2.185 billion and the Senior Secured Facility’s "accordion" feature that allows the Company to increase the size of the Senior Secured Facility increased from approximately $2.753 billion to approximately $3.278 billion.

The final maturity date under the Senior Secured Facility was extended by over one year from March 11, 2027 to October 12, 2028. The covenants and representations and warranties the Company is required to comply with were also modified (with changes including, among other things, that the minimum shareholders’ equity test was reset), but the remaining terms and conditions of the Senior Secured Facility remain substantially the same.

On October 17, 2024, the Company amended and extended its Senior Secured Facility. Lender commitments under the Senior Secured Facility increased from $2.185 billion to $2.740 billion and the Senior Secured Facility’s "accordion" feature that allows the Company to increase the size of the Senior Secured Facility increased from $3.278 billion to $4.110 billion. The final maturity date under the Senior Secured Facility was extended by over one year from October 12, 2028 to October 17, 2029. The covenants and representations and warranties the Company is required to comply with were also modified (including, among other things, that the minimum shareholders’ equity test was reset), but the remaining terms and conditions of the Senior Secured Facility remain substantially the same. The Senior Secured Facility continues to include usual and customary events of default for senior secured revolving credit facilities of this type.

On August 12, 2025, the Company amended and extended its Senior Secured Facility. Lender commitments under the Senior Secured Facility increased from $2.740 billion to $3.453 billion and the Senior Secured Facility’s "accordion" feature that allows the Company to increase the size of the Senior Secured Facility increased from $4.110 billion to $5.180 billion. The final maturity date under the Senior Secured Facility was extended from October 17, 2029 to August 12, 2030. The unused commitment fee was reduced from 0.375% to 0.325%. The covenants and representations and warranties the Company is required to comply with were also modified (with changes including, among other things, that the minimum shareholders’ equity test was reset), but the remaining terms and conditions of the Senior Secured Facility remain substantially the same. The Senior Secured Facility continues to include usual and customary events of default for senior secured revolving credit facilities of this type.

Loans under the Senior Secured Facility denominated in US dollars will bear interest, at the Company’s option, at the base rate plus a spread of 0.525%, 0.650% or 0.775% or the term Secured Overnight Financing Rate ("SOFR") rate plus a credit spread adjustment of 0.10% and spread of 1.525%, 1.650% or 1.775%, in each case, with such spread being determined based on the total amount of the gross borrowing base relative to the total combined debt amount, as of the date of determination. Loans under the Senior Secured Facility denominated in currencies other than US dollars will bear interest at certain local rates consistent with market standards. Interest on loans denominated in dollars is due and payable in arrears quarterly for loans bearing interest at the base rate and at the end of the applicable interest period in the case of loans bearing interest at the term SOFR rate (or at each three month interval in the case of loans with interest periods greater than three months). Interest on loans denominated in currencies other than US dollars is due and payable in a manner consistent with market standards. The Company is also obligated to pay other customary closing fees, arrangement fees, administration fees, commitment fees and letter of credit fees for a credit facility of this size and type.

The Company’s obligations to the lenders under the Senior Secured Facility are secured by a first priority security interest in substantially all of the Company’s assets.

In connection with the Senior Secured Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 150% asset coverage ratio (calculated on a basis consistent with the 1940 Act).

The Senior Secured Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, JPMorgan Chase Bank, N.A. may terminate the commitments and declare the outstanding advances and all other obligations under the Senior Secured Facility immediately due and payable.

The Senior Secured Facility also provides for the issuance of letters of credit up to an aggregate amount of $200,000. As of December 31, 2025 and 2024, the Company had $23,735 and $8,038, respectively, in standby letters of credit issued through the Senior Secured Facility. The amount available for borrowing under the Senior Secured Facility is reduced by any standby letters of credit issued through the Senior Secured Facility. Under GAAP, these letters of credit are considered commitments because no funding has been made and as such are not considered a liability. These letters of credit are not senior securities because they are not in the form of a typical financial guarantee and the portfolio companies are obligated to refund any drawn amounts. The available remaining capacity under the Senior Secured Facility was $3,157,068 and $2,262,302 as of December 31, 2025 and 2024, respectively. Terms used in this disclosure have the meanings set forth in the Senior Secured Facility agreement.

As of December 31, 2025, the Company was in compliance with all covenants and other requirements of the Senior Secured Facility.

SPV Financing Facilities

The following wholly-owned subsidiaries of the Company have entered into secured financing facilities, as described below: Cardinal Funding LLC, Mallard Funding LLC, Grouse Funding LLC, Warbler Funding Facility and Toucan Funding LLC, which are collectively referred to as the "SPVs," and the secured financing facilities described below are collectively referred to as the "SPV Financing Facilities."

The obligations of each SPV to the lenders under the applicable SPV Financing Facility are secured by a first priority security interest in all of the applicable SPV’s portfolio investments and cash. The obligations of each SPV under the applicable SPV Financing Facility are non-recourse to the Company, and the Company’s exposure to the credit facility is limited to the value of its investment in the applicable SPV.

In connection with the SPV Financing Facilities, the applicable SPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Each SPV Financing Facility contains customary events of default for similar financing transactions, including if a change of control of the applicable SPV occurs. Upon the occurrence and during the continuation of an event of default, the lenders under the applicable SPV Financing Facility may declare the outstanding advances and all other obligations under the applicable SPV Financing Facility immediately due and payable. The occurrence of an event of default (as described above) triggers a requirement that the applicable SPV obtain the consent of the lenders under the applicable SPV Financing Facility prior to entering into any sale or disposition with respect to portfolio investments.

As of December 31, 2025, the Company was in compliance with all covenants and other requirements of the SPV Financing Facilities.

Cardinal Funding LLC

On January 7, 2022 (the "Cardinal Closing Date"), Cardinal Funding LLC ("Cardinal Funding"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit and Security Agreement (the "Cardinal Funding Secured Credit Facility"), with Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The maximum principal amount of the Cardinal Funding Secured Credit Facility as of the Cardinal Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Cardinal Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits. Amounts drawn under the Cardinal Funding Secured Credit Facility, will bear interest at the Term SOFR Reference Rate, the Canadian Dollar Offered Rate ("CDOR"), Sterling Overnight Index Average ("SONIA") Rate, or the Euro Interbank Offered Rate ("EURIBOR"), all together (the "Applicable Reference Rate"), in each case, plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 1.70%. Advances used to finance the purchase or origination of private credit loans under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.20%. Advances used to finance the purchase or origination of any other eligible loans under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.45%. After the expiration of a three-year reinvestment period, the applicable margin on outstanding advances will be increased by 0.50% per annum. All amounts outstanding under the Cardinal Funding Secured Credit Facility must be repaid by the date that is five years after the Cardinal Closing Date of the Cardinal Funding Secured Credit Facility. The contractual maturity date of the Cardinal Funding Secured Credit Facility is January 7, 2027.

On April 7, 2022, Cardinal Funding, entered into Amendment No. 1 (the "First Cardinal Funding Amendment"), by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The First Cardinal Funding Amendment amends the Cardinal Funding Secured Credit Facility to (i) increase the additional aggregate commitment size which Cardinal Funding can request from the lenders under the Cardinal Funding Secured Credit Facility from $750 million to $1.350 billion, (ii) add a new revolving lender to the Cardinal Funding Secured Credit Facility and (iii) allow Cardinal Funding to finance bonds under the Cardinal Funding Secured Credit Facility. Advances used to finance bonds under the Cardinal Funding Secured Credit Facility initially bear interest at the Applicable Reference Rate plus a spread of 2.0%.

On December 9, 2022, Cardinal Funding entered into Amendment No. 4 (the "Fourth Cardinal Funding Amendment") by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The Fourth Cardinal Funding Amendment amends the Cardinal Funding Secured Credit Facility to (i) increase the aggregate commitment under the Cardinal Funding Secured Credit Facility from $500 million to $800 million and (ii) modify the interest rate charged under the Cardinal Funding Secured Credit Facility.

Advances made with respect to "Private Credit Loans" (as defined in the Cardinal Funding Secured Credit Facility) will, prior to the Commitment Termination Date, bear interest at the Applicable Reference Rate plus a spread of 2.75% and, following the Commitment Termination Date, bear interest at the Applicable Reference Rate plus a spread of 3.25%.

On July 19, 2024, Cardinal Funding entered into Amendment No. 6 (the "Sixth Cardinal Funding Amendment") by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The Sixth Cardinal Funding Amendment amends the Cardinal Funding Secured Credit Facility to, among other things, (i) extend the end of the revolving period to July 19, 2027, (ii) extend the maturity date to July 19, 2029 and (iii) modify the interest rate charged under the Cardinal Funding Secured Credit Facility to (x) with respect to broadly syndicated loans and bonds, the applicable reference rate plus a spread of 1.60% and (y) for private credit loans and all other assets, the applicable reference rate plus a spread that varies depending on the discount margin for such assets, as calculated by the administrative agent on a quarterly basis.

On December 8, 2025, Cardinal Funding entered into Amendment No. 7 (the "Seventh Cardinal Funding Amendment") by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders party thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The Seventh Cardinal Funding Amendment amends the Cardinal Funding Secured Credit Facility to (i) increase the aggregate commitment under the Cardinal Funding Secured Credit Facility from $800 million to $1,200 million, (ii) extend the revolving period, subject to no Event of Default under the Cardinal Funding Secured Credit Facility continuing on January 7, 2026, to on or about January 8, 2029, (iii) extend the maturity date, subject to no Event of Default under the Cardinal Funding Secured Credit Facility continuing on January 7, 2026, to on or about January 8, 2031, (iv) modify the interest rate charged under the Cardinal Funding Secured Credit Facility on advances, prior to the Commitment Termination Date, to the applicable reference rate plus a spread of the greater of (a) 1.70% per annum and (b) in respect of (x) broadly syndicated loans and bonds, 1.45% per annum and (y) a private credit loans and all other assets, 1.85% per annum, and (v) modify the Maximum Advance Rate (a) if the Diversity Score is 20 or greater and less than 25, to 67.5% and (b) if the Diversity Score is 25 or greater, to 70%.

Mallard Funding LLC

On January 7, 2022 (the "Mallard Closing Date"), Mallard Funding LLC ("Mallard Funding"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Loan and Servicing Agreement (the "Mallard Funding Loan and Servicing Agreement"), with Mallard Funding, as borrower, the Company, in its capacity as servicer and in its capacity as transferor, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, account bank and collateral custodian.

The maximum principal amount of the Mallard Funding Loan and Servicing Agreement as of the Mallard Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Mallard Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits. Under the Mallard Funding Loan and Servicing Agreement, Mallard Funding is permitted to borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Mallard Funding Loan and Servicing Agreement, will bear interest at Adjusted Term SOFR, the CDOR, Daily Simple SONIA or the EURIBOR (the "Mallard Funding Applicable Reference Rate"), in each case, plus a margin.

Advances used to finance the purchase or origination of broadly syndicated loans under the Mallard Funding Loan and Servicing Agreement initially bore interest at the Mallard Funding Applicable Reference Rate plus a spread of (x) during the nine months subsequent to the Mallard Closing Date (the "Ramp-Up Period"), 1.60%, (y) after the end of the Ramp-Up Period and prior to the Mallard Funding Commitment Termination Date (as defined by the Mallard Funding Loan and Servicing Agreement), 2.00% and (z) after the Mallard Funding Commitment Termination Date, 2.25%.

Advances used to finance the purchase or origination of middle market loans under the Mallard Funding Loan and Servicing Agreement initially bore interest at the Mallard Funding Applicable Reference Rate plus a spread of (x) prior to the Mallard Funding Commitment Termination Date, 2.00% and (y) after the Mallard Funding Commitment Termination Date, 2.25%. All amounts outstanding under the Mallard Funding Loan and Servicing Agreement must be repaid by the date that is five years after the Mallard Closing Date of the Mallard Funding Loan and Servicing Agreement. The contractual maturity date under the Mallard Funding Loan and Servicing Agreement is January 7, 2027.

On March 18, 2022, Mallard Funding entered into Amendment No. 1 (the "First Mallard Funding Amendment"), by and among Mallard Funding, as borrower, the Company, in its capacity as servicer and as transferor, each lender party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, account bank and collateral custodian. The First Mallard Funding Amendment amended the Mallard Funding Loan and Servicing Agreement to (i) allow Mallard Funding to borrow amounts in Australian dollars and (ii) allow amounts drawn to bear interest at the BBSY Rate.

On September 19, 2024, Mallard Funding entered into the Fourth Amendment (the "Fourth Mallard Funding Credit Facility Amendment") to the Mallard Funding Loan and Servicing Agreement, dated as of January 7, 2022, by and among Mallard Funding, as borrower, the Company, in its capacity as servicer and in its capacity as transferor, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral custodian and account bank.

The Fourth Mallard Funding Credit Facility Amendment amended the Mallard Funding Loan and Servicing Agreement to, among other things, (i) extend the end of the revolving period to September 20, 2027, (ii) extend the maturity date to September 19, 2029 and (iii) modify the interest rate charged under the Mallard Funding Loan and Servicing Agreement to (x) during the Reinvestment Period, 2.00% and (y) during the Amortization Period, 2.25%.

On November 25, 2025, Mallard Funding entered into the Sixth Amendment (the "Sixth Mallard Funding Credit Facility Amendment") to the Mallard Funding Loan and Servicing Agreement, dated as of January 7, 2022, by and among Mallard Funding, as borrower, the Company, in its capacity as servicer and in its capacity as transferor, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral custodian and account bank.

The Sixth Mallard Funding Credit Facility Amendment amends the Mallard Funding Loan and Servicing Agreement to, among other things, (i) increase the maximum facility size from $500 million to $900 million, (ii) extend the end of the revolving period to September 20, 2027 to November 27, 2028, (iii) extend the maturity date from September 19, 2029 to November 25, 2030, (iv) modify the interest rate charged under the Mallard Funding Loan and Servicing Agreement to (x) decrease the applicable margin during the revolving period to (x) 1.60% for all liquid credit loan assets and (y) 1.85% for all private credit assets, provided that the total applicable margin is not less than 1.80% per annum and (v) increase the maximum portfolio advance rate from 65% to 67.5%.

Grouse Funding LLC

On July 7, 2022 (the "Grouse Closing Date"), Grouse Funding LLC ("Grouse Funding"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Credit Agreement (the "Grouse Funding Secured Credit Facility"), with Grouse Funding, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral agent and collateral custodian, and Virtus Group, LP, as collateral administrator.

From time to time, the Company expects to sell and contribute certain investments to Grouse Funding pursuant to a Sale and Contribution Agreement, dated as of the Grouse Closing Date, by and between the Company and Grouse Funding. No gain or loss will be recognized as a result of the contribution. Proceeds from the Grouse Funding Secured Credit Facility will be used to finance the origination and acquisition of eligible assets by Grouse Funding, including the purchase of such assets from the Company. We retain a residual interest in assets contributed to or acquired by Grouse Funding through our ownership of Grouse Funding. The maximum principal amount of the Grouse Funding Secured Credit Facility as of the Grouse Closing Date is $250 million, which can be drawn in U.S. Dollars subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Grouse Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

The Grouse Funding Secured Credit Facility provides for the ability to draw and redraw revolving loans under the Grouse Funding Secured Credit Facility for a period of up to three years after the Grouse Closing Date unless the commitments are terminated sooner as provided in the Grouse Funding Secured Credit Facility (the "Commitment Termination Date"). Unless otherwise terminated, the Grouse Funding Secured Credit Facility will mature on the date which is five years after the Grouse Closing Date (the "Final Maturity Date"). Prior to the Commitment Termination Date, proceeds received by Grouse Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Following the Commitment Termination Date but prior to the Final Maturity Date, proceeds received by Grouse Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, as well as principal on outstanding borrowings in accordance with the terms of the Grouse Funding Secured Credit

Facility, and the excess may be returned to the Company, subject to certain conditions. On the Final Maturity Date, Grouse Funding must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

Under the Grouse Funding Secured Credit Facility, Grouse Funding is permitted to borrow amounts in U.S. dollars. Amounts drawn under the Grouse Funding Secured Credit Facility will bear interest at Term SOFR plus a margin. Advances used to finance the purchase or origination of broadly syndicated loans under the Grouse Funding Secured Credit Facility initially bear interest at Term SOFR plus a spread of 2.40%, except that following the application of a rebate amount the spread on broadly syndicated loans shall be 1.85%. Advances used to finance the purchase or origination of bonds or loans that are not broadly syndicated loans, that in either case have an EBITDA of $100 million or above, under the Grouse Funding Secured Credit Facility initially bear interest at Term SOFR plus a spread of 2.15%. Advances used to finance the purchase or origination of any other eligible loans or bonds under the Grouse Funding Secured Credit Facility initially bear interest at Term SOFR plus a spread of 2.40%. The Grouse Funding Secured Credit Facility contains customary covenants, including certain limitations on the activities of Grouse Funding, including limitations on incurrence of incremental indebtedness, and customary events of default. The Grouse Funding Secured Credit Facility is secured by a perfected first priority security interest in the assets of Grouse Funding and on any payments received by Grouse Funding in respect of those assets. Assets pledged to the lenders under the Grouse Funding Secured Credit Facility will not be available to pay the debts of the Company.

On January 30, 2025 (the "First Grouse Funding Amendment Date"), Grouse Funding entered into the First Amendment (the "First Grouse Credit Facility Amendment") to the Grouse Funding Secured Credit Facility, dated as of July 7, 2022, by and among Grouse Funding, as borrower, the Company, as investment manager and as guarantor, the Lenders from time to time party thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral custodian and collateral agent, and Virtus Group, LP, as collateral administrator.

The First Grouse Credit Facility Amendment amends the Grouse Funding Secured Credit Facility to, among other things, (i) reduce the interest charges on the loans, (ii) increase the maximum commitment amount to $500 million, (iii) extend the reinvestment period to three years after the First Grouse Funding Amendment Date and (iv) extend the scheduled maturity date to five years after the First Grouse Funding Amendment Date.

Warbler Funding LLC

On October 10, 2025 (the "Warbler Funding Closing Date"), Warbler Funding LLC ("Warbler Funding"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Loan and Security Agreement (the "Warbler Funding Loan and Security Agreement"), with Warbler Funding, as borrower, the Company, in its capacity as equity holder, the lenders from time to time parties thereto, Wells Fargo Bank, National Association, as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent.

From time to time, the Company expects to sell and contribute certain investments to Warbler Funding pursuant to a Loan Sale Agreement, dated as of the Warbler Funding Closing Date, by and between the Company and Warbler Funding. No gain or loss will be recognized as a result of the contribution. Proceeds from the Warbler Funding Loan and Security Agreement will be used to finance the origination and acquisition of eligible assets by Warbler Funding, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Warbler Funding through our ownership of Warbler Funding. The maximum principal amount of the Warbler Funding Loan and Security Agreement as of the Warbler Funding Closing Date is $500 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to the borrowing base, which is determined on the basis of the value and types of Warbler Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits. The Warbler Funding Loan and Security Agreement contains an accordion provision that permits an increase to the maximum principal amount up to $650 million.

The Warbler Funding Loan and Security Agreement provides for the ability to draw and redraw revolving loans under the Warbler Funding Loan and Security Agreement for a period of up to three years after the Warbler Funding Closing Date unless the commitments are terminated sooner as provided in the Warbler Funding Loan and Security Agreement (the "Warbler Funding Commitment Termination Date"). Unless otherwise terminated, the Warbler Funding Loan and Security Agreement will mature on the date which is five years after the Warbler Funding Closing Date (the "Warbler Funding Final Maturity Date"). Prior to the Warbler Funding Commitment Termination Date, proceeds received by Warbler Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Following the Warbler Funding Commitment Termination Date but prior to the Warbler Funding Final Maturity Date, proceeds received by Warbler Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, as well as principal on outstanding borrowings in accordance with the terms of the Warbler Funding Loan and Security Agreement, and the excess may be returned to the Company, subject to certain conditions. On the Warbler Funding Final Maturity Date, Warbler Funding must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

Under the Warbler Funding Loan and Security Agreement, Warbler Funding is permitted to borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Warbler Funding Loan and Security Agreement, will bear interest, depending on the currency drawn, at Daily Simple SOFR, Term CORRA, Daily Simple SONIA or EURIBOR (the "Warbler Funding Applicable Reference Rate"), in each case, plus a margin of 1.90%. The Warbler Funding Loan and Security Agreement contains customary covenants, including certain limitations on the activities of Warbler Funding, including limitations on incurrence of incremental indebtedness and customary events of default. The Warbler Funding Loan and Security Agreement is secured by a perfected first priority security interest in the assets of Warbler Funding and on any payments received by Warbler Funding in respect of those assets. Assets pledged to the lenders under the Warbler Funding Loan and Security Agreement will not be available to pay the debts of the Company.

Borrowings of Warbler Funding are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Toucan Funding LLC

On December 19, 2025 (the "Toucan Closing Date"), Toucan Funding LLC ("Toucan Funding"), a Delaware limited liability company and newly formed subsidiary of the Company, entered into a Revolving Credit and Security Agreement (the "Toucan Funding Credit Agreement"), with Toucan Funding, as borrower, the Company, in its capacity as collateral manager, the lenders from time to time parties thereto, Truist Bank, as administrative agent and swingline lender, Truist Securities, Inc., as lead arranger, Citibank, N.A., as collateral agent, document custodian and custodian, and Virtus Group, LP, as collateral administrator.

From time to time, the Company expects to sell and contribute certain investments to Toucan Funding pursuant to a Purchase and Contribution Agreement, dated as of the Toucan Closing Date, by and between the Company and Toucan Funding. No gain or loss will be recognized as a result of any such sale or contribution. Proceeds from the Toucan Funding Credit Agreement will be used to finance the origination and acquisition of eligible assets by Toucan Funding, including the purchase of such assets from the Company. The Company retains a residual interest in assets contributed to or acquired by Toucan Funding through its ownership of Toucan Funding. The maximum principal amount of the Toucan Funding Credit Agreement as of the Toucan Closing Date is $600 million, which can be drawn in multiple currencies subject to certain conditions; the availability of this amount is subject to a borrowing base, which is determined on the basis of the value and types of Toucan Funding’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits. The Toucan Funding Credit Agreement contains an accordion provision that permits an increase to the maximum principal amount up to $1 billion.

The Toucan Funding Credit Agreement provides for the ability to draw and redraw revolving loans under the Toucan Funding Credit Agreement for a period of up to three years after the Toucan Closing Date unless the commitments are terminated sooner as provided in the Toucan Funding Credit Agreement (the "Toucan Funding Scheduled Reinvestment Period End Date"). Unless otherwise terminated, the Toucan Funding Credit Agreement will mature on the date which is five years after the Toucan Closing Date (the "Toucan Funding Final Maturity Date"). Prior to the Toucan Funding Scheduled Reinvestment Period End Date, proceeds received by Toucan Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Following the Toucan Funding Scheduled Reinvestment Period End Date but prior to the Toucan Funding Final Maturity Date, proceeds received by Toucan Funding from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, as well as principal on outstanding borrowings in accordance with the terms of the Toucan Funding Credit Agreement, and the excess may be returned to the Company, subject to certain conditions. On the Toucan Funding Final Maturity Date, Toucan Funding must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to the Company.

Under the Toucan Funding Credit Agreement, Toucan Funding is permitted to borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Toucan Funding Credit Agreement, will bear interest, depending on the advance type, at the applicable benchmark rate (which, for U.S. dollar advances, is one-month Term SOFR), in each case, plus an applicable margin of 1.60% per annum, which applicable margin will increase by 0.125% per annum after the Toucan Funding Scheduled Reinvestment Period End Date. The Toucan Funding Credit Agreement contains customary covenants, including certain limitations on the activities of Toucan Funding, including limitations on incurrence of incremental indebtedness and customary events of default. The Toucan Funding Credit Agreement is secured by a perfected first priority security interest in the assets of Toucan Funding and on any payments received by Toucan Funding in respect of those assets. Assets pledged to the lenders under the Toucan Funding Credit Agreement will not be available to pay the debts of the Company.

CLO Warehouse Facilities

Bluejay Funding LLC

On February 18, 2025 (the "Bluejay Closing Date"), Bluejay Funding LLC ("Bluejay Funding"), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company, entered into a credit agreement (the "Bluejay Funding Credit Agreement"), with Bluejay Funding, as borrower, the Company, in its capacities as collateral manager and equity investor, the lenders from time to time parties thereto and BNP Paribas, as administrative agent (in such capacity, the "Administrative Agent") and as a lender. From time to time Bluejay Funding expects to use amounts borrowed under the Bluejay Funding Credit Agreement to acquire eligible assets from the Company composed primarily of first priority corporate loans pursuant to the terms of the Loan Sale Agreement (as defined below), to ramp-up a portfolio of assets to be pledged as collateral for a future collateralized loan obligation transaction (the "Bluejay Funding Debt Securitization"). The Company retains a residual interest in assets acquired by Bluejay Funding through its ownership of the limited liability company interests of Bluejay Funding.

The maximum principal amount that can be drawn by Bluejay Funding under the Bluejay Funding Credit Agreement is $350 million as of the Bluejay Closing Date and can be increased subject to certain conditions set forth therein following the pricing date of the Bluejay Funding Debt Securitization. The Bluejay Funding Credit Agreement, which provides for the ability to draw and re-draw revolving loans for a period of up to two years after the Bluejay Closing Date, will mature on the date which is four years after the Bluejay Closing Date, in each case unless otherwise terminated or extended. Amounts drawn under the Bluejay Funding Credit Agreement will bear interest at the 3-month secured overnight financing rate published by the Federal Reserve Bank of New York plus a spread of (x) to and excluding the 24-month anniversary of the Bluejay Closing Date, 1.65% and (y) thereafter, 2.65%.

Pursuant to a warehouse collateral management agreement dated as of the Bluejay Closing Date (the "Bluejay Funding Collateral Management Agreement"), by and between Bluejay Funding and the Company, the Company was appointed as collateral manager of Bluejay Funding. The Company is not entitled to receive a fee for its services under the Bluejay Funding Collateral Management Agreement. Additionally, under the terms of a loan sale and contribution agreement dated as of the Bluejay Closing Date by and between Bluejay Funding and the Company, the Company transferred to Bluejay Funding a portion of its ownership interest in certain loans, which were pledged to the Administrative Agent pursuant to the Bluejay Funding Credit Agreement.

On April 30, 2025, the Company priced a collateralized loan obligation transaction that closed on May 28, 2025 (the "ADL CLO 1 Transaction"), whereby Bluejay Funding issued $496 million in notes collateralized by the assets held by Bluejay Funding and for which the Company acted as collateral manager. In connection with the ADL CLO 1 Transaction, the Bluejay Funding Credit Agreement was paid in full and terminated.

Barn Owl Funding LLC

On March 25, 2025 (the "Barn Owl Closing Date"), Barn Owl Funding LLC ("Barn Owl Funding"), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company, entered into a credit agreement (the "Barn Owl Funding Credit Agreement"), with Barn Owl Funding, as borrower, the Company, in its capacities as collateral manager and subordinated investor and Bank of America, N.A., as lender (the "Barn Owl Lender"). From time to time Barn Owl Funding expects to use amounts borrowed under the Barn Owl Funding Credit Agreement to acquire eligible assets from the Company composed primarily of first priority corporate loans pursuant to the terms of the Barn Owl Loan Sale Agreement (as defined below), to ramp-up a portfolio of assets to be pledged as collateral for a future collateralized loan obligation transaction (the "Barn Owl Funding Debt Securitization"). The Company retains a residual interest in assets acquired by Barn Owl Funding through its ownership of subordinated notes issued by Barn Owl Funding.

On April 8, 2025, Barn Owl Funding, as borrower, the Company, in its capacities as subordinated investor and collateral manager, and the Lender entered into an amendment to the Barn Owl Funding Credit Agreement (the "First Amendment to Barn Owl Funding Credit Agreement"). Pursuant to the First Amendment to Barn Owl Funding Credit Agreement, the maximum principal amount which can be drawn upon by Barn Owl Funding prior to the pricing date of the Barn Owl Funding Debt Securitization, subject to certain conditions in the Barn Owl Funding Credit Agreement, was increased from $160 million to $320 million.

The Barn Owl Funding Credit Agreement, which provides ability to draw and re-draw revolving loans, will mature on the date which is two years after the Barn Owl Closing Date unless otherwise terminated or extended. Amounts drawn under the Barn Owl Funding Credit Agreement will bear interest at the daily secured overnight financing rate published by the Federal Reserve Bank of New York plus a spread of (x) to and excluding the 12-month anniversary of the Barn Owl Closing Date, 1.15% and (y) thereafter, 1.65%.

Pursuant to a warehouse collateral management agreement dated as of the Barn Owl Closing Date (the "Barn Owl Collateral Management Agreement"), by and between Barn Owl Funding and the Company, the Company was appointed as collateral manager of Barn Owl Funding. The Company is not entitled to receive a fee for its services under the Barn Owl Collateral Management Agreement. Additionally, under the terms of a loan sale and contribution agreement dated as of the Barn Owl Closing Date (the "Barn Owl Loan Sale Agreement") by and between Barn Owl Funding and the Company, the Company transferred to Barn Owl Funding a portion of its ownership interest in such loans, which were pledged to the Barn Owl Lender pursuant to the Barn Owl Funding Credit Agreement.

On June 2, 2025, Barn Owl Funding, as borrower, the Company, in its capacities as subordinated investor and collateral manager, and the Barn Owl Lender entered into an amendment to the Barn Owl Funding Credit Agreement (the "Second Amendment to Barn Owl Funding Credit Agreement"). Pursuant to the Second Amendment to Barn Owl Funding Credit Agreement, the maximum principal amount which can be drawn upon by Barn Owl Funding (x) prior to the pricing date of the Barn Owl Funding Debt Securitization, was increased from $320 million to $400 million and (y) at any time on and after the pricing date of the Barn Owl Funding Debt Securitization, was increased from $360 million to $450 million, in each case subject to certain conditions in the Barn Owl Funding Credit Agreement.

On July 2, 2025, the Company priced a collateralized loan obligation transaction that closed on August 12, 2025 (the "ADS CLO 2 Transaction"), whereby Barn Owl Funding issued $502.1 million in notes collateralized by the assets held by Barn Owl Funding and for which the Company acted as collateral manager. In connection with the ADS CLO 2 Transaction, the Barn Owl Funding Credit Agreement was paid in full and terminated.

CLO Transactions

2024 ADS CLO 1 Debt Securitization

On October 9, 2024 (the "ADS CLO 1 Closing Date") the Company completed a $754.7 million term debt securitization (the "ADS CLO 1 Debt Securitization"). Term debt securitizations are also known as a collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.

On the ADS CLO 1 Closing Date and in connection with the ADS CLO 1 Debt Securitization, ADS CLO 1 LLC (the "ADS CLO 1 Issuer"), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a Purchase and Placement Agency Agreement (the "ADS CLO 1 Purchase and Placement Agreement") with Morgan Stanley & Co. LLC, as the initial purchaser and placement agent, and Apollo Global Securities, LLC, as co-placement agent, pursuant to which the Issuer agreed to sell certain of the notes to the initial purchaser to be issued as part of the ADS CLO 1 Debt Securitization pursuant to an indenture by and between the ADS CLO 1 Issuer and Deutsche Bank National Trust Company, as trustee (the "ADS CLO 1 Indenture").

The notes offered in the ADS CLO 1 Debt Securitization consist of $450 million of AAA(sf)/Aaa(sf) Class A-1 Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 1.35% (the "Class A-1 Notes"); $30 million of AA(sf) Class A-2 Senior Secured Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 1.80% (the "Class A-2 Notes"); $112.5 million of A(sf) Class B Senior Secured Deferrable Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 2.15% (the "Class B Notes"); $45 million of BBB-(sf) Class C Senior Secured Deferrable Floating Rate Notes due 2036, which bear interest at the three-month SOFR plus 3.35% (the "Class C Notes" and together with the Class A-1 Notes, the Class A-2 Notes and the Class B Notes, the "ADS CLO 1 Secured Notes"). Additionally, on the ADS CLO 1 Closing Date, the CLO Issuer issued $117.2 million of Subordinated Notes due 2036 (the "ADS CLO 1 Subordinated Notes" and, collectively with the Secured Notes, the "ADS CLO 1 Notes"), which do not bear interest.

The ADS CLO 1 Debt Securitization is backed by a diversified portfolio of broadly syndicated commercial loans. The debt is scheduled to mature on October 15, 2036; however, the ADS CLO 1 Notes may be redeemed by the ADS CLO 1 Issuer, at the direction of ADS CLO 1 Depositor LLC ("ADS CLO 1 Retention Holder"), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the ADS CLO 1 Subordinated Notes, on any business day after October 15, 2026. The ADS CLO 1 Retention Holder acts as retention holder in connection with the ADS CLO 1 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the ADS CLO 1 Subordinated Notes. The

Company, through the ADS CLO 1 Retention Holder, has retained 100% of the Class A-2 Notes, the Class B Notes, the Class C Notes and the ADS CLO 1 Subordinated Notes issued in the ADS CLO 1 Debt Securitization.

The ADS CLO 1 Issuer intends to use the proceeds from the ADS CLO 1 Debt Securitization to, among other things, purchase certain loans ("ADS CLO 1 Collateral Obligations") from time to time on and after the ADS CLO 1 Closing Date from the Company pursuant to a master loan sale agreement entered into on the ADS CLO 1 Closing Date (the "ADS CLO 1 Loan Sale Agreement") among the Company, the ADS CLO 1 Retention Holder and the ADS CLO 1 Issuer. Under the terms of the ADS CLO 1 Loan Sale Agreement that provide for the sale of ADS CLO 1 Collateral Obligations to the ADS CLO 1 Issuer, the Company will transfer to the ADS CLO 1 Retention Holder, and the ADS CLO 1 Retention Holder will transfer to the ADS CLO 1 Issuer, a portion of its ownership interest in the ADS CLO 1 Collateral Obligations securing the ADS CLO 1 Debt Securitization for the purchase price and other consideration set forth in the ADS CLO 1 Loan Sale Agreement from time to time on and after the ADS CLO 1 Closing Date. Following these transfers, ADS CLO 1 Issuer, and not the ADS CLO 1 Retention Holder or the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the ADS CLO 1 Loan Sale Agreement. The ADS CLO 1 Secured Notes are the secured obligation of the ADS CLO 1 Issuer, the ADS CLO 1 Subordinated Notes are the unsecured obligations of the ADS CLO 1 Issuer, and the ADS CLO 1 Indenture governing the ADS CLO 1 Notes include customary covenants and events of default. The ADS CLO 1 Notes have not been, and will not be, registered under the Securities Act or any state securities or "blue sky" laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the ADS CLO 1 Issuer under a collateral management agreement entered into on the ADS CLO 1 Closing Date (the "ADS CLO 1 Collateral Management Agreement"). Pursuant to the ADS CLO 1 Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.

2025 ADL CLO 1 Debt Securitization

On May 28, 2025 (the "ADL CLO 1 Closing Date"), the Company completed a $496 million term debt securitization (the "ADL CLO 1 Debt Securitization").

In connection with the ADL CLO 1 Debt Securitization, a credit facility entered into on February 18, 2025 among the ADL CLO 1 Issuer (f/k/a Bluejay Funding LLC), the Company, as collateral manager and equity investor and BNP Paribas, as administrative agent and lender, proceeds from which were used to fund the acquisition of certain ADL CLO 1 Collateral Obligations, was paid in full and terminated.

On the ADL CLO 1 Closing Date and in connection with the ADL CLO 1 Debt Securitization, ADL CLO 1 LLC (the "ADL CLO 1 Issuer"), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a Purchase and Placement Agreement with BNP Paribas Securities Corp., as the initial purchaser (the "ADL CLO 1 Initial Purchaser") and Apollo Global Securities, LLC, as co-placement agent, pursuant to which the ADL CLO 1 Issuer agreed to sell certain of the notes to the ADL CLO 1 Initial Purchaser issued as part of the ADL CLO 1 Debt Securitization pursuant to an indenture by and between the ADL CLO 1 Issuer and U.S. Bank Trust Company, National Association, as collateral trustee (the "ADL CLO 1 Indenture").

The notes issued as part of the ADL CLO 1 Debt Securitization consist of $126 million of AAA(sf)/AAA(sf) Class A-1a Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month secured overnight financing rate published by SOFR plus 1.67% (the "2025 Class A-1a Notes"); $10 million of AAA(sf)/AAA(sf) Class A-1b Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.90% (the "2025 Class A-1b Notes"); $30 million of AA(sf) Class A-2 Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 2.10% (the "2025

Class A-2 Notes"); $40 million of A(sf) Class B Senior Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 3.15% (the "2025 Class B Notes"); $30 million of BBB-(sf) Class C Senior Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 4.50% (the "2025 Class C Notes" and together with the 2025 Class A-1a Notes, the 2025 Class A-1b Notes, the 2025 Class A-2 Notes and the 2025 Class B Notes, the "ADL CLO 1 Secured Notes"). Additionally, on the ADL CLO 1 Closing Date, the ADL CLO 1 CLO Issuer issued $86 million of Subordinated Notes due 2125 (the "ADL CLO 1 Subordinated Notes"), which do not bear interest. The ADL CLO 1 Secured Notes together with the 2025 Subordinated Notes are collectively referred to herein as the "ADL CLO 1 Notes."

Additionally, the ADL CLO 1 Issuer incurred certain loans as part of the ADL CLO 1 Debt Securitization, consisting of $114 million of AAA(sf)/AAA(sf) Class A-1a-L1 Loans due 2037, which bear interest at the three-month SOFR plus 1.67% (the "2025 Class A-1a-L1 Loans"); $50 million of AAA(sf)/AAA(sf) Class A-1a-L2 Loans due 2037, which bear interest at the three-month SOFR plus 1.67% (the "2025 Class A-1a-L2 Loans"); and $10 million of AAA(sf) Class A-1b Loans due 2037, which bear interest at the three-month SOFR plus 1.90% (the "2025 Class A-1b Loans" and together with the 2025 Class A-1a-L1 Loans and the 2025 Class A-1a-L2 Loans, the "ADL CLO 1 Loans" and the ADL CLO 1 Loans together with the ADL CLO 1 Secured Notes, the "ADL CLO 1 Secured Debt" and ADL CLO 1 Secured Debt together with the ADL CLO 1 Subordinated Notes, the "ADL CLO 1 Debt") incurred by the ADL CLO 1 Issuer on the ADL CLO 1 Closing Date. The (i) 2025 Class A-1a-L1 Loans were incurred pursuant to a Class A-1a-L1 Credit Agreement among the 2025 CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "Class A-1a-L1 Credit Agreement"), (ii) 2025 Class A-1a-L2 Loans were incurred pursuant to a Class A-1a-L2 Credit Agreement among the 2025 CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "Class A-1a-L2 Credit Agreement"), and (iii) 2025 Class A-1b Loans were incurred pursuant to a Class A-1b Credit Agreement among the 2025 CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "Class A-1b Credit Agreement" and together with the Class A-1a-L1 Credit Agreement and the Class A-1a-L2 Credit Agreement, the "ADL CLO 1 Credit Agreements").

The ADL CLO 1 Debt Securitization is backed by a diversified portfolio consisting primarily of first-lien commercial loans. The ADL CLO 1 Secured Debt is scheduled to mature on July 15, 2037 and the ADL CLO 1 Subordinated Notes are scheduled to mature on July 15, 2125; however, the ADL CLO 1 Debt may be redeemed by the ADL CLO 1 Issuer, at the direction of ADL CLO 1 Depositor LLC (the "ADL CLO 1 Retention Provider"), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the ADL CLO 1 Subordinated Notes, on any business day on or after May 28, 2027. The ADL CLO 1 Retention Provider acts as retention holder in connection with the ADL CLO 1 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the ADL CLO 1 Subordinated Notes. The Company, through the ADL CLO 1 Retention Provider, has retained 100% of the 2025 Class B Notes, the 2025 Class C Notes and the ADL CLO 1 Subordinated Notes issued in the ADL CLO 1 Debt Securitization.

The ADL CLO 1 CLO Issuer intends to use the proceeds from the ADL CLO 1 Debt Securitization to, among other things, purchase certain loans ("ADL CLO 1 Collateral Obligations") from time to time on and after the ADL CLO 1 Closing Date from the Company pursuant to a master loan sale agreement entered into on the ADL CLO 1 Closing Date (the "ADL CLO 1 Loan Sale Agreement") among the Company, the ADL CLO 1 Retention Provider and the ADL CLO 1 Issuer. Under the terms of the ADL CLO 1 Loan Sale Agreement that provide for the sale of ADL CLO 1 Collateral Obligations to the ADL CLO 1 Issuer, the Company will transfer to the ADL CLO 1 Retention Provider, and the ADL CLO 1 Retention Provider will transfer to the ADL CLO 1 Issuer, a portion of its ownership interest in the ADL CLO 1 Collateral Obligations securing the ADL CLO 1 Debt Securitization for the purchase price and other consideration set forth in the ADL CLO 1 Loan Sale

Agreement from time to time on and after the ADL CLO 1 Closing Date. Following these transfers, the ADL CLO 1 Issuer, and not the ADS CLO 1 Retention Provider or the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the ADL CLO 1 Loan Sale Agreement.

The ADL CLO 1 Secured Debt is the secured obligation of the ADL CLO 1 Issuer, the ADL CLO 1 Subordinated Notes are the unsecured obligations of the ADL CLO 1 Issuer, and the ADL CLO 1 Indenture and the ADL CLO 1 Credit Agreements governing the ADL CLO 1 Debt include customary covenants and events of default. The ADL CLO 1 Debt has not been, and will not be, registered under the Securities Act or any state securities or "blue sky" laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

2025 ADS CLO 2 Debt Securitization

On August 12, 2025 (the "ADS CLO 2 Closing Date"), the Company completed a $502.1 million term debt securitization (the "ADS CLO 2 Debt Securitization").

In connection with the ADS CLO 2 Debt Securitization, a credit facility entered into on March 25, 2025 among the ADS CLO 2 Issuer (f/k/a Barn Owl Funding LLC), the Company, as collateral manager and subordinated investor and Bank of America, N.A., as lender, proceeds from which were used to fund the acquisition of certain ADS CLO 2 Collateral Obligations, was paid in full and terminated.

On the ADS CLO 2 Closing Date and in connection with the ADS CLO 2 Debt Securitization, ADS CLO 2 LLC (the "ADS CLO 2 Issuer"), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a note purchase and placement agreement with BofA Securities, Inc., as the initial purchaser (the "ADS CLO 2 Initial Purchaser") and Apollo Global Securities, LLC, as placement agent, pursuant to which the ADS CLO 2 Issuer agreed to sell certain of the notes to the ADS CLO 2 Initial Purchaser issued as part of the ADS CLO 2 Debt Securitization pursuant to an indenture by and between the ADS CLO 2 Issuer and U.S. Bank Trust Company, National Association, as trustee (the "ADS CLO 2 Indenture").

The notes issued as part of the ADS CLO 2 Debt Securitization consist of $300 million of AAA(sf)/Aaa(sf) Class A-1 Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.30% (the "ADS CLO 2 Class A-1 Notes"); $30 million of AA(sf) Class A-2 Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.70% (the "ADS CLO 2 Class A-2 Notes"); $65 million of A(sf) Class B Senior Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.80% (the "ADS CLO 2 Class B Notes"); $35 million of BBB-(sf) Class C Senior Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 2.75% (the "ADS CLO 2 Class C Notes" and together with the ADS CLO 2 Class A-1 Notes, the ADS CLO 2 Class A-2 Notes and the ADS CLO 2 Class B Notes, the "ADS CLO 2 Secured Notes"). Additionally, on the ADS CLO 2 Closing Date, the ADS CLO 2 Issuer issued $72.1 million of Subordinated Notes due 2037 (the "ADS CLO 2 Subordinated Notes"), which do not bear interest. The ADS CLO 2 Secured Notes together with the ADS CLO 2 Subordinated Notes are collectively referred to herein as the "ADS CLO 2 Notes".

The ADS CLO 2 Debt Securitization is backed by a diversified portfolio consisting primarily of first-priority commercial loans. The ADS CLO 2 Notes are scheduled to mature on July 15, 2037; however, the ADS CLO 2 Notes may be redeemed by the ADS CLO 2 Issuer, at the direction of ADS CLO 2 Depositor LLC (the "ADS CLO 2 Retention Provider"), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the ADS CLO 2 Subordinated Notes, on any business day on or after July 15, 2027. The ADS CLO 2 Retention Provider acts as retention holder in connection with the ADS CLO 2 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the ADS CLO 2 Subordinated Notes. The Company, through the ADS CLO 2 Retention Provider, has retained 100% of the ADS CLO 2 Class B Notes, the ADS CLO 2 Class C Notes and the ADS CLO 2 Subordinated Notes issued in the ADS CLO 2 Debt Securitization.

The ADS CLO 2 Issuer intends to use the proceeds from the ADS CLO 2 Debt Securitization to, among other things, purchase certain loans ("ADS CLO 2 Collateral Obligations") from time to time on and after the ADS CLO 2 Closing Date from the Company pursuant to a master loan sale agreement entered into on the ADS CLO 2 Closing Date (the "ADS CLO 2 Loan Sale Agreement") among the Company, the ADS CLO 2 Retention Provider and the ADS CLO 2 Issuer. Under the terms of the ADS CLO 2 Loan Sale Agreement that provide for the sale of ADS CLO 2 Collateral Obligations to the ADS CLO 2 Issuer, the Company will transfer to the ADS CLO 2 Retention Provider, and the ADS CLO 2 Retention Provider will transfer to the ADS CLO 2 Issuer, a portion of its ownership interest in the ADS CLO 2 Collateral Obligations securing the ADS CLO 2 Debt Securitization for the purchase price and other consideration set forth in the ADS CLO 2 Loan Sale Agreement from time to time on and after the ADS CLO 2 Closing Date. Following these transfers, the ADS CLO 2 Issuer, and not the ADS CLO 2 Retention Provider or the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the ADS CLO 2 Loan Sale Agreement.

The ADS CLO 2 Secured Notes are the secured obligation of the ADS CLO 2 Issuer, the ADS CLO 2 Subordinated Notes are the unsecured obligations of the ADS CLO 2 Issuer, and the ADS CLO 2 Indenture governing the ADS CLO 2 Notes include customary covenants and events of default. The ADS CLO 2 Notes have not been, and will not be, registered under the Securities Act or any state securities or "blue sky" laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the ADS CLO 2 Issuer under a collateral management agreement entered into on the ADS CLO 2 Closing Date (the "ADS CLO 2 Collateral Management Agreement"). Pursuant to the ADS CLO 2 Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.

ADL CLO 2 Debt Securitization

On October 29, 2025 (the "ADL CLO 2 Closing Date"), the Company completed a $702.2 million term debt securitization (the "ADL CLO 2 Debt Securitization"). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements.

On the ADL CLO 2 Closing Date and in connection with the ADL CLO 2 Debt Securitization, ADL CLO 2 LLC (the "CLO Issuer"), an indirect, wholly-owned, consolidated subsidiary of the Company, entered into a placement agency agreement (the "CLO Placement Agreement") with RBC Capital Markets, LLC, as the placement agent (the "Placement Agent") and Apollo Global Securities, LLC, as co-placement agent (the "Co-Placement Agent"), pursuant to which the Placement Agent and the Co-Placement Agent agreed to place certain of the notes issued by the CLO Issuer as part of the ADL CLO 2 Debt Securitization pursuant to an indenture by and between the CLO Issuer and U.S. Bank Trust Company, National Association, as collateral trustee (the "CLO Indenture").

The notes issued as part of the ADL CLO 2 Debt Securitization consist of $0 of AAA(sf) Class A-1a Senior Secured Floating Rate Notes due 2037, which bear interest at SOFR plus 1.45% (the "ADL CLO 2 Class A-1a Notes"); $14 million of AAA(sf) Class A-1b Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.65% (the "ADL CLO 2 Class A-1b Notes"); $30 million of AA(sf) Class A-2 Senior Secured Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 1.85% (the "ADL CLO 2 Class A-2 Notes"); $56 million of A(sf) Class B Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 2.20% (the "ADL CLO 2 Class B Notes"); $42 million of BBB-(sf) Class C Secured Deferrable Floating Rate Notes due 2037, which bear interest at the three-month SOFR plus 3.20% (the "ADL CLO 2 Class C Notes" and together with the Class A-1a Notes, the Class A-1b Notes, the Class A-2 Notes and the Class B Notes, the " ADL CLO 2 Secured Notes").

Additionally, on the ADL CLO 2 Closing Date, the CLO Issuer will issue $128.2 million of Subordinated Notes due 2125 (the "ADL CLO 2 Subordinated Notes"), which do not bear interest. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the "Notes".

Additionally, the CLO Issuer incurred certain loans as part of the ADL CLO 2 Debt Securitization, consisting of $398.5 million of AAA(sf) Class A-1a-L1 Loans due 2037, which bear interest at the three-month SOFR plus 1.45% (the "ADL CLO 2 Class A-1a-L1 Loans"); $7.5 million of AAA(sf) Class A-1a-L2 Loans due 2037, which bear interest at the three-month SOFR plus 1.45% (the "ADL CLO 2 Class A-1a-L2 Loans"); $14 million of AAA(sf) Class A-1b Loans due 2037, which bear interest at the three-month SOFR plus 1.65% (the "ADL CLO 2 Class A-1b Loans"); and $12 million of AA(sf) Class A-2 Loans due 2037, which bear interest at the three-month SOFR plus 1.85% (the "ADL CLO 2 Class A-2 Loans", and together with the Class A-1a-L1 Loans, the Class A-1a-L2 Loans and the Class A-2 Loans, the "Loans" and the Loans together with the Secured Notes, the "Secured Debt" and Secured Debt together with the Subordinated Notes, the "Debt") incurred by the CLO Issuer on the ADL CLO 2 Closing Date. The (i) Class A-1a-L1 Loans were incurred pursuant to a Class A-1a-L1 Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "ADL CLO 2 Class A-1a-L1 Credit Agreement"), (ii) Class A-1a-L2 Loans were incurred pursuant to a Class A-1a-L2 Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "ADL CLO 2 Class A-1a-L2 Credit Agreement"), (iii) Class A-1b Loans were incurred pursuant to a Class A-1b Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "ADL CLO 2 Class A-1b Credit Agreement"), and (iv) Class A-2 Loans were incurred pursuant to a Class A-2 Credit Agreement among the CLO Issuer, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (the "ADL CLO 2 Class A-2 Credit Agreement" and together with the Class A-1a-L1 Credit Agreement, the Class A-1a-L2 Credit Agreement and the Class A-1b Credit Agreement, the "CLO Credit Agreements").

The ADL CLO 2 Debt Securitization is backed by a diversified portfolio consisting primarily of first-lien commercial loans. The Secured Debt is scheduled to mature on October 15, 2037 and the Subordinated Notes are scheduled to mature on October 15, 2125; however, the Secured Debt may be redeemed by the CLO Issuer, at the direction of ADL CLO 2 Depositor LLC (the "CLO Retention Holder"), a wholly-owned, consolidated subsidiary of the Company, as owner of a majority of the Subordinated Notes, on any business day on or after October 15, 2027. The CLO Retention Holder acts as retention holder in connection with the ADL CLO 2 Debt Securitization for the purposes of satisfying certain U.S. regulations requiring sponsors of securitization transactions to retain exposure to the performance of the securitized assets and as such is required to retain a portion of the Subordinated Notes. The Company, through the CLO Retention Holder, has retained 100% of the Class B Notes, the Class C Notes and the Subordinated Notes issued in the ADL CLO 2 Debt Securitization.

The CLO Issuer intends to use the proceeds from the ADL CLO 2 Debt Securitization to, among other things, purchase certain loans ("Collateral Obligations") from time to time on and after the ADL CLO 2 Closing Date from the Company pursuant to a master loan sale agreement entered into on the ADL CLO 2 Closing Date (the "Loan Sale Agreement") among the Company, the CLO Retention Holder and the CLO Issuer. Under the terms of the Loan Sale Agreement that provide for the sale of Collateral Obligations to the CLO Issuer, the Company will transfer to the CLO Retention Holder, and the CLO Retention Holder will transfer to the CLO Issuer, a portion of its ownership interest in the Collateral Obligations securing the ADL CLO 2 Debt Securitization for the purchase price and other consideration set forth in the Loan Sale Agreement from time to time on and after the ADL CLO 2 Closing Date. Following these transfers, the CLO Issuer, and not the CLO Retention Holder or the Company, will hold all of the ownership interest in such loans and participations. The Company made customary representations, warranties and covenants in the Loan Sale Agreement.

The Secured Debt is the secured obligation of the CLO Issuer, the Subordinated Notes are the unsecured obligations of the CLO Issuer, and the CLO Indenture and the CLO Credit Agreements governing the Secured Debt include customary covenants and events of default. The Secured Debt has not been, and will not be, registered under the Securities Act, or any state securities or "blue sky" laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Company serves as collateral manager to the CLO Issuer under a collateral management agreement entered into on the ADL CLO 2 Closing Date (the "Collateral Management Agreement"). Pursuant to the Collateral Management Agreement, so long as the Company is the collateral manager, the collateral management fee will equal 0.0% per annum of the fee basis amount.

Foreign Currency Transactions and Translations

The Company had the following foreign-denominated debt obligations outstanding as of December 31, 2025:

	December 31, 2025
	Original Principal Amount (Local)	Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
British Pound	£46,000	62,174	62,006	167	3/31/2026
European Euro	€81,000	94,357	95,191	(834)	3/30/2026
European Euro	€90,000	95,081	105,768	(10,687)	N/A
Total	217,000	251,612	262,965	(11,354)

The Company had the following foreign-denominated debt obligations outstanding as of December 31, 2024:

	December 31, 2024
	Original Principal Amount (Local)	Original Principal Amount (USD)	Principal Amount Outstanding	Unrealized Gain/(Loss)	Reset Date
British Pound	£31,680	40,264	39,660	604	1/17/2025
European Euro	€90,000	95,081	93,226	1,854	N/A
Total	121,680	135,345	132,886	2,458

Private Placement Bonds

2022 Series A Notes

On November 15, 2022, the Company priced an offering of $200 million in aggregate principal amount of Senior Unsecured Notes (the "2022 Series A Notes") to institutional investors in a private placement. The Notes are comprised of $62 million Senior Unsecured Notes due 2025 (the "December 2025 Notes"), $38 million Senior Unsecured Notes due 2026 (the "January 2026 Notes"), $82 million Senior Unsecured Notes due 2027 (the "December 2027 Notes"), and $18 million Senior Unsecured Notes due 2028 (the "January 2028 Notes"). The issuances of the 2022 Series A Notes occurred in two installments on December 21, 2022 and January 19, 2023. The December 2025 and January 2026 Notes have a fixed interest rate of 8.21% per annum and are due on December 21, 2025 and January 19, 2026, respectively. The December 2027 and January 2028 Notes have a fixed interest rate of 8.31% per annum and are due on December 21, 2027 and January 19, 2028, respectively. Interest on the Notes is due and payable semiannually. These interest rates are subject to increase (up to a maximum increase of 1.00% above the stated rate for each of the 2022 Series A Notes) in the event that, subject to certain exceptions, the 2022 Series A Notes cease to have an investment grade rating.

In connection with the 2022 Series A Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement related to the December 2025 Notes, the Company receives a fixed interest rate of 4.02% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $62 million of the 2025 Notes. Under the interest rate swap agreement related to the January 2026 Notes, the Company receives a fixed interest rate of 3.97% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $38 million of the 2026 Notes. Under the interest rate swap agreement related to the December 2027 Notes, the Company receives a fixed interest rate of 3.67% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $82 million of the 2027 Notes. Under the interest rate swap agreement related to the January 2028 Notes, the Company receives a fixed interest rate of 3.65% per annum and pays a floating interest rate at a rate determined by three-month SOFR per annum on $18 million of the 2028 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

On October 1, 2025 and November 4, 2025, the Company paid off the December 2025 Notes and January 2026 Notes, respectively. The December 2027 Notes and January 2028 Notes are still outstanding as of December 31, 2025.

2023 Series A Notes

On August 10, 2023, the Company priced an offering of $650 million in aggregate principal amount of Senior Unsecured Notes (the "2023 Series A Notes") to institutional investors in a private placement. The 2023 Series A Notes are comprised of $226 million Senior Unsecured Notes due September 28, 2026 (the "September 2026 Notes"), $325 million Senior Unsecured Notes due September 28, 2028 (the "September 2028 Notes"), and €90 million Senior Unsecured Notes due September 28, 2026 (the "September 2026 Euronotes"). The 2023 Series A Notes were issued on September 28, 2023. The September 2026 Notes, September 2028 Notes and September 2026 Euronotes have fixed interest rates of 8.54%, 8.62%, and 7.02% per annum, respectively. Interest on the Notes is due and payable semiannually. These interest rates are subject to increase (up to a maximum increase of 1.00% above the stated rate for each of the September 2026 Notes, September 2028 Notes and September 2026 Euronotes) in the event that, subject to certain exceptions, the 2023 Series A Notes cease to have an investment grade rating. These interest rates are subject to increase (up to a maximum increase of 1.50% above the stated rate for each of the September 2026 Notes, September 2028 Notes and September 2026 Euronotes) in the event that, subject to certain exceptions, the Company’s secured debt ratio exceeds 60% up to August 31, 2024, and 55% subsequent to August 31, 2024. These interest rates are subject to increase (up to a maximum increase of 2.00% above the stated rate for each of the September 2026 Notes, September 2028 Notes and September 2026 Euronotes) in the event that, subject to certain exceptions, the 2023 Series A Notes cease to have an investment grade rating and the secured debt ratio event has occurred as disclosed above.

In connection with the 2023 Series A Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement related to the September 2026 Notes, the Company receives a fixed interest rate of 8.54% per annum and pays a floating interest rate of three-month SOFR + 4.18% per annum on $226 million of the 2026 Notes. Under the interest rate swap agreement related to the September 2028 Notes, the Company receives a fixed interest rate of 8.62% per annum and pays a floating interest rate of three-month SOFR + 4.56% per annum on $325 million of the September 2028 Notes. Under the interest rate swap agreement related to the September 2026 Euronotes, the Company receives a fixed interest rate of 7.02% per annum and pays a floating interest rate of ESTR + 3.72% per annum on €90 million of the September 2026 Euronotes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

Unsecured Notes

2028 Notes

On December 8, 2025, the Company and U.S. Bank Trust Company, National Association (the "Trustee") entered into a Fifth Supplemental Indenture (the "Fifth Supplemental Indenture" and, together with the Base Indenture (as defined below), the "December 2025 Indenture") related to the $400 million in aggregate principal amount of its 5.200% notes due 2028 (the "2028 Notes"), which supplements that certain Base Indenture, dated as of March 21, 2024 (as may be further amended, supplemented or otherwise modified from time to time, the "Base Indenture").

The 2028 Notes will mature on December 8, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the December 2025 Indenture. The 2028 Notes bear interest at a rate of 5.200% per year payable semi-annually on June 8 and December 8 of each year, commencing on June 8, 2026. The 2028 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2028 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the 2028 Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominantly floating rate loans. Under the interest rate swap agreement related to the 2028 Notes, the Company receives a fixed interest rate of 5.20% per annum and pays a floating interest rate of three-month SOFR + 1.88% per annum on $400 million of the 2028 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

2029 Notes

On March 21, 2024, the Company and the Trustee entered into a First Supplemental Indenture (the "First Supplemental Indenture" and, together with the Base Indenture, the "March 2024 Indenture") related to the $650 million in aggregate principal amount of its 6.90% notes due 2029 (the "Existing 2029 Notes"), which supplements that certain Base Indenture.

On September 19, 2024, the Company issued an additional $350 million aggregate principal amount of 6.90% Notes due 2029 (the "New 2029 Notes" and, together with the Existing 2029 Notes, the "2029 Notes") under the March 2024 Indenture. The New 2029 Notes were issued at a price equal to 104.03% of the face value, plus accrued interest from March 21, 2024, resulting in an effective yield to maturity of 5.86%. The New 2029 Notes were issued as "Additional Notes" under the March 2024 Indenture and have identical terms to the Existing 2029 Notes, other than the issue date and the issue price. The New 2029 Notes will be treated as a single class of notes with the Existing 2029 Notes for all purposes under the March 2024 Indenture.

The 2029 Notes will mature on April 13, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2024 Indenture. The 2029 Notes bear interest at a rate of 6.90% per year payable semi-annually on April 13 and October 13 of each year, commencing on October 13, 2024. The 2029 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2029 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the 2029 Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominantly floating rate loans. Under the interest rate swap agreement related to the 2029 Notes, the Company receives a fixed interest rate of 6.90% per annum and pays a floating interest rate of three-month SOFR + 2.71% per annum on $325 million of the 2029 Notes, the Company receives a fixed interest rate of 6.90% per annum and pays a floating interest rate of three-month SOFR + 2.70% per annum on $325 million of the 2029 Notes, and the Company receives a fixed interest rate of 5.86% per annum and pays a floating interest rate of three-month SOFR + 2.67% per annum on $350 million of the 2029 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

In January 2025, the Company exchanged $1,000 million aggregate principal amount of 6.90% Notes due 2029 for $1,000 million aggregate principal amount of 6.90% Notes due 2029 (the "2029 Exchange Notes") that have been registered with the SEC under the Securities Act. The 2029 Exchange Notes have substantially the same terms as the 2029 Notes, except that the transfer restrictions and registration rights relating to the 2029 Notes do not apply to the 2029 Exchange Notes and the 2029 Exchange Notes do not provide for the payment of additional interest in the event of a registration default.

2030 Notes

On July 17, 2025, the Company and the Trustee entered into a Fourth Supplemental Indenture (the "Fourth Supplemental Indenture" and, together with the Base Indenture, the "July 2025 Indenture") related to the $400 million in aggregate principal amount of its 5.875% notes due 2030 (the "Existing 2030 Notes"), which supplements the Base Indenture.

On November 5,2025, the Company issued an additional $100 million aggregate principal amount of 5.875% Notes due 2030 (the "New 2030 Notes" and, together with the Existing 2030 Notes, the "2030 Notes") under the July 2025 Indenture. The New 2030 Notes were issued at a price equal to 100.854% of the face value, plus accrued interest from November 5, 2025, resulting in an effective yield to maturity of 5.655%. The New 2030 Notes were issued as "Additional Notes" under the July 2025 Indenture and have identical terms to the Existing 2030 Notes, other than the issue date and the issue price. The New 2030 Notes will be treated as a single class of notes with the Existing 2030 Notes for all purposes under the July 2025 Indenture.

The 2030 Notes will mature on August 30, 2030 and may be redeemed in whole or in part at the Company's option at any time or from time to time at the redemption prices set forth in the July 2025 Indenture. The 2030 Notes bear interest at a rate of 5.875% per year payable semi-annually on February 28 and August 30 of each year, commencing on February 28, 2026. The 2030 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company's existing and future indebtedness that is expressly subordinated in right of payment to the 2030 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company's secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

In connection with the 2030 Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominantly floating rate loans. Under the interest rate swap agreement related to the 2030 Notes, the Company receives a fixed interest rate of 5.89% per annum and pays a floating interest rate of three-month SOFR + 2.21% per annum on $400 million of the 2030 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

In November 2025, the Company exchanged $500 million aggregate principal amount of 5.875% Notes due 2030 for $500 million aggregate principal amount of 5.875% Notes due 2030 (the "2030 Exchange Notes") that have been registered with the SEC under the Securities Act. The 2030 Exchange Notes have substantially the same terms as the 2030 Notes, except that the transfer restrictions and registration rights relating to the 2030 Notes do not apply to the 2030 Exchange Notes and the 2030 Exchange Notes do not provide for the payment of additional interest in the event of a registration default.

2031 Notes

On July 29, 2024, the Company and the Trustee entered into a Second Supplemental Indenture (the "Second Supplemental Indenture" and together with the Base Indenture, the "July 2024 Indenture") related to the $600 million in aggregate principal amount of its 6.70% notes due 2031 (the "Existing 2031 Notes"), which supplements the Base Indenture.

On November 21, 2024, the Company issued an additional $400 million aggregate principal amount of 6.70% Notes due 2031 (the "New 2031 Notes" and, together with the Existing 2031 Notes, the "2031 Notes") under the July 2024 Indenture. The New 2031 Notes were issued at a price equal to 101.84% of the face value, plus accrued interest from July 29, 2024, resulting in an effective yield to maturity of 6.35%. The New 2031 Notes were issued as "Additional Notes" under the July 2024 Indenture and have identical terms to the Existing 2031 Notes, other than the issue date and the issue price. The New 2031 Notes will be treated as a single class of notes with the Existing 2031 Notes for all purposes under the July 2024 Indenture.

The 2031 Notes will mature on July 29, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the July 2024 Indenture. The 2031 Notes bear interest at a rate of 6.70% per year payable semi-annually on January 29 and July 29 of each year, commencing on January 29, 2024. The 2031 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2031 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the 2031 Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominantly floating rate loans. Under the interest rate swap agreement related to the 2031 Notes, the Company receives a fixed interest rate of 6.70% per annum and pays a floating interest rate of three-month SOFR + 2.80% per annum on $600 million of the 2031 Notes, and the Company receives a fixed interest rate of 6.35% per annum and pays a floating interest rate of three-month SOFR + 2.39% per annum on $400 million of the 2031 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

In January 2025, the Company exchanged $1,000 million aggregate principal amount of 6.70% Notes due 2031 for $1,000 million aggregate principal amount of 6.70% Notes due 2031 (the "2031 Exchange Notes") that have been registered with the SEC under the Securities Act. The 2031 Exchange Notes have substantially the same terms as the 2031 Notes, except that the transfer restrictions and registration rights relating to the 2031 Notes do not apply to the 2031 Exchange Notes and the 2031 Exchange Notes do not provide for the payment of additional interest in the event of a registration default.

2032 Notes

On January 16, 2025, the Company entered into a Third Supplemental Indenture (the "Third Supplemental Indenture" and together with the Base Indenture, the "January 2025 Indenture") related to the $500 million in aggregate principal amount of its 6.55% notes due 2032 (the "2032 Notes"), which supplements the Base Indenture. The 2032 Notes will mature on March 15, 2032 and may be redeemed in whole or in part at the Company's option at any time or from time to time at the redemption prices set forth in the January 2025 Indenture. The 2032 Notes bear interest at a rate of 6.55% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025. The 2032 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2032 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the 2032 Notes, the Company entered into interest rate swaps to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominantly floating rate loans. Under the interest rate swap agreement related to the 2032 Notes, the Company receives a fixed interest rate of 6.55% per annum and pays a floating interest rate of three-month SOFR + 2.18% per annum on $500 million of the 2032 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship.

In November 2025, the Company exchanged $500 million aggregate principal amount of 6.55% Notes due 2032 for $500 million aggregate principal amount of 6.55% Notes due 2032 (the "2032 Exchange Notes") that have been registered with the SEC under the Securities Act. The 2032 Exchange Notes have substantially the same terms as the 2032 Notes, except that the transfer restrictions and registration rights relating to the 2032 Notes do not apply to the 2032 Exchange Notes and the 2032 Exchange Notes do not provide for the payment of additional interest in the event of a registration default.

Note 7. Net Assets

The Company has the authority to issue an unlimited number of Common Shares at $0.01 per share par value.

The following table summarizes transactions in Common Shares during the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023
Class S:	Shares	Amount	Shares	Amount	Shares	Amount
Proceeds from shares sold	39,588,693	$976,083	45,686,203	$1,134,565	23,193,791	$563,130
Repurchase of common shares	(7,361,729)	(180,315)	(1,999,887)	(49,763)	(264,129)	(6,437)
Early repurchase deduction	—	157	—	162	—	12
Distributions reinvested	5,131,403	126,314	2,938,759	73,064	811,375	19,630
Net increase (decrease)	37,358,367	$922,239	46,625,076	$1,158,028	23,741,037	$576,335
Class D:
Proceeds from shares sold	555,048	13,643	698,370	17,344	188,308	4,582
Repurchase of common shares	(14,726)	(359)	(4,030)	(100)	—	—
Early repurchase deduction	—	—	—	—	—	—
Distributions reinvested	81,655	2,010	36,385	906	3,070	76
Net increase (decrease)	621,977	$15,294	730,725	$18,150	191,378	$4,658
Class I:
Proceeds from shares sold	219,036,479	5,398,632	171,038,277	4,249,221	59,483,944	1,441,928
Repurchase of common shares	(50,836,060)	(1,244,658)	(9,932,933)	(247,089)	(12,629,046)	(304,830)
Early repurchase deduction	—	52	—	47	—	5
Distributions reinvested	14,997,867	369,183	8,129,870	202,103	3,788,921	91,381
Net increase (decrease)	183,198,286	$4,523,209	169,235,213	$4,204,282	50,643,819	$1,228,484
Total net increase (decrease)	221,178,630	$5,460,742	216,591,014	$5,380,460	74,576,235	$1,809,477

Net Asset Value per Share and Offering Price

The Company determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e. the prior month-end NAV). The following table summarizes each month-end NAV per share for Class S shares, Class D shares and Class I shares during the years ended December 31, 2025, 2024 and 2023:

	NAV Per Share
For the Month Ended	Class S	Class D	Class I
January 31, 2025	$24.83	$24.83	$24.83
February 28, 2025	24.77	24.77	24.77
March 31, 2025	24.65	24.65	24.65
April 30, 2025	24.58	24.58	24.58
May 31, 2025	24.64	24.64	24.64
June 30, 2025	24.60	24.60	24.60
July 31, 2025	24.63	24.63	24.63
August 31, 2025	24.55	24.55	24.55
September 30, 2025	24.52	24.52	24.52
October 31, 2025	24.48	24.48	24.48
November 30, 2025	24.44	24.44	24.44
December 31, 2025	24.40	24.40	24.40

	NAV Per Share
For the Month Ended	Class S	Class D	Class I
January 31, 2024	$24.62	$24.62	$24.62
February 29, 2024	24.67	24.67	24.67
March 31, 2024	24.85	24.85	24.85
April 30, 2024	24.84	24.84	24.84
May 31, 2024	24.90	24.90	24.90
June 30, 2024	24.90	24.90	24.90
July 31, 2024	24.90	24.90	24.90
August 31, 2024	24.92	24.92	24.92
September 30, 2024	24.94	24.94	24.94
October 31, 2024	24.95	24.95	24.95
November 30, 2024	24.93	24.93	24.93
December 31, 2024	24.86	24.86	24.86

	NAV Per Share
For the Month Ended	Class S	Class D	Class I
January 31, 2023	$23.64	$23.64	$23.64
February 28, 2023	23.76	23.76	23.76
March 31, 2023	23.82	23.82	23.82
April 30, 2023	23.95	23.95	23.95
May 31, 2023	23.91	23.91	23.91
June 30, 2023	24.18	24.18	24.18
July 31, 2023	24.38	24.38	24.38
August 31, 2023	24.50	24.50	24.50
September 30, 2023	24.55	24.55	24.55
October 31, 2023	24.41	24.41	24.41
November 30, 2023	24.49	24.49	24.49
December 31, 2023	24.63	24.63	24.63

Distributions

The Board authorizes and declares monthly distribution amounts per share of Class S shares, Class D shares and Class I shares. The following table presents distributions that were declared during the year ended December 31, 2025:

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2025	January 22, 2025	February 27, 2025	$0.1621	$13,892	$0.1747	$182	$0.1800	$57,637
January 31, 2025	December 23, 2024	February 27, 2025	0.0200	1,714	0.0200	21	0.0200	6,405	(1)
February 28, 2025	February 21, 2025	March 27, 2025	0.1638	14,739	0.1752	183	0.1800	62,318
February 28, 2025	December 23, 2024	March 27, 2025	0.0200	1,800	0.0200	21	0.0200	6,923	(1)
March 31, 2025	March 24, 2025	April 28, 2025	0.1621	15,583	0.1747	186	0.1800	66,593
March 31, 2025	December 23, 2024	April 28, 2025	0.0200	1,896	0.0200	21	0.0200	7,308	(1)
April 30, 2025	April 22, 2025	May 29, 2025	0.1628	16,289	0.1749	192	0.1800	70,701
April 30, 2025	March 24, 2025	May 29, 2025	0.0200	2,001	0.0200	22	0.0200	7,856	(1)
May 31, 2025	May 22, 2025	June 27, 2025	0.1623	16,725	0.1748	196	0.1800	74,897
May 31, 2025	March 24, 2025	June 27, 2025	0.0200	2,061	0.0200	22	0.0200	8,322	(1)
June 30, 2025	June 23, 2025	July 29, 2025	0.1628	17,424	0.1749	215	0.1800	78,164
June 30, 2025	March 24, 2025	July 29, 2025	0.0200	2,141	0.0200	25	0.0200	8,685	(1)
July 31, 2025	July 23, 2025	August 27, 2025	0.1622	17,536	0.1748	224	0.1800	78,999
July 31, 2025	June 23, 2025	August 27, 2025	0.0200	2,162	0.0200	26	0.0200	8,778	(1)
August 31, 2025	August 22, 2025	September 26, 2025	0.1622	18,072	0.1748	240	0.1800	83,177
August 31, 2025	June 23, 2025	September 26, 2025	0.0200	2,228	0.0200	28	0.0200	9,242	(1)
September 30, 2025	September 24, 2025	October 28, 2025	0.1628	18,669	0.1750	268	0.1800	86,755
September 30, 2025	June 23, 2025	October 28, 2025	0.0200	2,293	0.0200	31	0.0200	9,640	(1)
October 31, 2025	October 22, 2025	November 26, 2025	0.1623	18,764	0.1748	279	0.1800	86,939
November 30, 2025	November 24, 2025	December 29, 2025	0.1629	19,266	0.1750	283	0.1800	88,936
December 31, 2025	December 23, 2025	January 29, 2026	0.1624	19,726	0.1748	391	0.1800	91,871
			$2.1307	$224,981	$2.2784	$3,056	$2.3400	$1,000,146

* Totals may not foot due to rounding.

(1)
Represents a special distribution.

The following table presents distributions that were declared during the year ended December 31, 2024:

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2024	January 23, 2024	February 28, 2024	$0.1622	$6,206	$0.1748	$69	$0.1800	$25,807
January 31, 2024	December 20, 2023	February 28, 2024	0.0200	765	0.0200	8	0.0200	2,867	(1)
February 29, 2024	February 26, 2024	March 27, 2024	0.1634	6,818	0.1751	82	0.1800	28,229
February 29, 2024	December 20, 2023	March 27, 2024	0.0200	835	0.0200	9	0.0200	3,137	(1)
March 29, 2024	March 21, 2024	April 26, 2024	0.1622	7,606	0.1748	90	0.1800	31,021
March 29, 2024	December 20, 2023	April 26, 2024	0.0200	938	0.0200	10	0.0200	3,447	(1)
April 30, 2024	April 23, 2024	May 29, 2024	0.1627	8,260	0.1749	100	0.1800	33,209
April 30, 2024	March 21, 2024	May 29, 2024	0.0200	1,015	0.0200	11	0.0200	3,690	(1)
May 31, 2024	May 22, 2024	June 27, 2024	0.1621	9,041	0.1747	108	0.1800	35,615
May 31, 2024	March 21, 2024	June 27, 2024	0.0200	1,116	0.0200	10	0.0200	3,959	(1)
June 28, 2024	June 21, 2024	July 29, 2024	0.1627	9,711	0.1749	80	0.1800	39,162
June 28, 2024	March 21, 2024	July 29, 2024	0.0200	1,193	0.0200	11	0.0200	4,350	(1)
July 31, 2024	July 22, 2024	August 27, 2024	0.1621	10,106	0.1747	100	0.1800	41,338
July 31, 2024	June 21, 2024	August 27, 2024	0.0200	1,247	0.0200	12	0.0200	4,594	(1)
August 30, 2024	August 21, 2024	September 26, 2024	0.1621	10,609	0.1747	141	0.1800	45,044
August 30, 2024	June 21, 2024	September 26, 2024	0.0200	1,311	0.0200	16	0.0200	5,003	(1)
September 30, 2024	September 20, 2024	October 29, 2024	0.1626	11,155	0.1749	148	0.1800	47,004
September 30, 2024	June 21, 2024	October 29, 2024	0.0200	1,375	0.0200	17	0.0200	5,219	(1)
October 31, 2024	October 23, 2024	November 26, 2024	0.1620	11,823	0.1747	171	0.1800	48,573
October 31, 2024	September 20, 2024	November 26, 2024	0.0200	1,460	0.0200	20	0.0200	5,398	(1)
November 29, 2024	November 21, 2024	December 27, 2024	0.1626	12,687	0.1749	174	0.1800	52,267
November 29, 2024	September 20, 2024	December 27, 2024	0.0200	1,560	0.0200	20	0.0200	5,822	(1)
December 31, 2024	December 20, 2024	January 29, 2025	0.1621	13,259	0.1747	180	0.1800	54,662
December 31, 2024	September 20, 2024	January 29, 2025	0.0200	1,634	0.0200	21	0.0200	6,076	(1)
			$2.1888	$131,731	$2.3378	$1,610	$2.4000	$535,493

* Totals may not foot due to rounding.

(1)
Represents a special distribution.

The following table presents distributions that were declared during the year ended December 31, 2023:

			Class S Distributions		Class D Distributions		Class I Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount*	Per Share	Amount*	Per Share	Amount*
January 31, 2023	January 20, 2023	February 24, 2023	$0.1433	$1,631	$0.1551	$18	$0.1600	$13,422
February 28, 2023	February 17, 2023	March 29, 2023	0.1446	1,703	0.1555	18	0.1600	13,675
February 28, 2023	January 20, 2023	March 29, 2023	0.0200	236	0.0200	2	0.0200	1,709	(1)
March 31, 2023	March 24, 2023	April 26, 2023	0.1428	1,803	0.1550	20	0.1600	14,193
March 31, 2023	January 20, 2023	April 26, 2023	0.0200	253	0.0200	3	0.0200	1,774	(1)
April 28, 2023	April 20, 2023	May 26, 2023	0.1434	1,964	0.1551	22	0.1600	14,345
April 28, 2023	January 20, 2023	May 26, 2023	0.0200	274	0.0200	3	0.0200	1,793	(1)
May 31, 2023	May 23, 2023	June 28, 2023	0.1427	2,169	0.1549	22	0.1600	14,759
May 31, 2023	April 20, 2023	June 28, 2023	0.0200	304	0.0200	3	0.0200	1,845	(1)
June 30, 2023	June 23, 2023	July 27, 2023	0.1433	2,392	0.1551	22	0.1600	15,329
June 30, 2023	May 23, 2023	July 27, 2023	0.0200	334	0.0200	3	0.0200	1,916	(1)
July 30, 2023	June 23, 2023	August 29, 2023	0.0200	381	0.0200	3	0.0200	1,945	(1)
July 31, 2023	July 20, 2023	August 29, 2023	0.1425	2,715	0.1549	22	0.1600	15,557
August 31, 2023	August 23, 2023	September 27, 2023	0.1424	2,948	0.1548	25	0.1600	16,333
August 31, 2023	July 20, 2023	September 27, 2023	0.0200	414	0.0200	3	0.0200	2,042	(1)
September 30, 2023	September 25, 2023	October 27, 2023	0.1629	3,888	0.1750	35	0.1800	19,779
October 31, 2023	October 24, 2023	November 29, 2023	0.1623	4,335	0.1748	43	0.1800	20,994
October 31, 2023	September 25, 2023	November 29, 2023	0.0200	534	0.0200	5	0.0200	2,333	(1)
November 30, 2023	November 20, 2023	December 27, 2023	0.1629	4,987	0.1750	47	0.1800	22,572
November 30, 2023	September 25, 2023	December 27, 2023	0.0200	612	0.0200	5	0.0200	2,508	(1)
December 29, 2023	December 20, 2023	January 29, 2024	0.1623	5,619	0.1748	52	0.1800	24,172
December 29, 2023	September 25, 2023	January 29, 2024	0.0200	692	0.0200	6	0.0200	2,686	(1)
			$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680

* Totals may not foot due to rounding.

(1)
Represents a special distribution.

Distribution Reinvestment Plan

The Company has adopted a distribution reinvestment plan, pursuant to which the Company will reinvest all cash dividends declared by the Board on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, then shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

Character of Distributions

The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment.

Through December 31, 2025, none of the Company’s distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement avoids distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based solely on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.

Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions.

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its Common Shares during the year ended December 31, 2025:

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.9199	$194,816	$2.1115	$2,607	$2.1497	$867,805
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	0.2108	30,165	0.1669	449	0.1903	132,341
	$2.1307	$224,981	$2.2784	$3,056	$2.3400	$1,000,146

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its Common Shares during the year ended December 31, 2024:

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.1539	$129,631	$2.3029	$1,586	$2.3651	$527,706
Net realized gains	0.0349	2,100	0.0349	24	0.0349	7,787
Distributions in excess of net investment income	—	—	—	—	—	—
	$2.1888	$131,731	$2.3378	$1,610	$2.4000	$535,493

The following table reflects the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its Common Shares during the year ended December 31, 2023:

	Class S		Class D		Class I
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680
Net realized gains	—	—	—	—	—	—
Distributions in excess of net investment income	—	—	—	—	—	—
	$1.9954	$40,188	$2.1400	$383	$2.2000	$225,680

Share Repurchase Program

At the discretion of our Board, the Company has commenced a share repurchase program in which it intends to repurchase the Company’s Common Shares outstanding as of the close of the previous calendar quarter. The Board may amend or suspend the share repurchase program if in its reasonable judgment it deems such action to be in the Company’s best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. Should the Board suspend the share repurchase program, the Board will consider whether the continued suspension of the program is in the best interests of the Company and shareholders on a quarterly basis. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act. All shares purchased by the Company pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase plan, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an "Early Repurchase Deduction"). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

The following table presents information with respect to the Company’s share repurchases during the year ended December 31, 2025:

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
March 17, 2025	5,282,627	1.38%	$24.65	March 31, 2025	$130,147	13,919,523
June 16, 2025	8,418,605	1.83%	$24.60	June 30, 2025	$207,118	14,645,892
September 15, 2025	16,284,065	3.05%	$24.52	September 30, 2025	$399,191	10,420,646
December 15, 2025	28,227,216	4.85%	$24.40	December 31, 2025	$688,667	865,283

(1)
Percentage is based on total shares as of the close of the previous calendar quarter.
(2)
All repurchase requests were satisfied in full.
(3)
Amounts shown net of Early Repurchase Deduction.

The following table presents information with respect to the Company’s share repurchases during the year ended December 31, 2024:

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
March 15, 2024	5,079,296	3.03%	$24.85	March 31, 2024	$126,101	3,293,303
June 13, 2024	1,612,752	0.75%	$24.90	June 30, 2024	$40,110	9,120,695
September 13, 2024	2,731,316	0.99%	$24.94	September 30, 2024	$68,083	11,073,199
December 16, 2024	2,513,327	0.77%	$24.86	December 31, 2024	$62,448	13,879,590

(1)
Percentage is based on total shares as of the close of the previous calendar quarter.
(2)
All repurchase requests were satisfied in full.
(3)
Amounts shown net of Early Repurchase Deduction.

The following table presents information with respect to the Company’s share repurchases during the year ended December 31, 2023:

Repurchase Deadline Request	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
March 15, 2023	5,512,759	5.94%	$23.82	March 31, 2023	$131,283	—
June 14, 2023	3,630,463	3.78%	$24.18	June 30, 2023	$87,781	1,167,048
September 14, 2023	1,991,895	1.83%	$24.55	September 30, 2023	$48,895	3,458,546
December 4, 2023	1,758,057	1.33%	$24.63	December 31, 2023	$43,291	4,839,926

(1)
Percentage is based on total shares as of the close of the previous calendar quarter.
(2)
All repurchase requests were satisfied in full.
(3)
Amounts shown net of Early Repurchase Deduction.

Note 8. Commitments and Contingencies

The Company has various commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2025 and 2024, the Company had the following unfunded commitments to its portfolio companies:

	December 31, 2025	December 31, 2024
Unfunded revolver obligations, bridge loan and backstop commitments (1)	$1,605,154	$1,091,693
Standby letters of credit issued and outstanding (2)	20,988	6,805
Unfunded delayed draw loan commitments (3)	3,065,690	1,324,792
Total Unfunded Commitments (4)	$4,691,832	$2,423,290

(1)
The unfunded revolver obligations may or may not be funded to the borrowing party in the future. The amounts relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of December 31, 2025, subject to the terms of each loan’s respective credit agreements which includes borrowing covenants that need to be met prior to funding. As of December 31, 2025 and 2024, the bridge loan and backstop commitments included in the balances were $239,110 and $447,160.
(2)
For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. None of the letters of credit issued and outstanding are recorded as a liability on the Company’s Consolidated Statements of Assets and Liabilities as such letters of credit are considered in the valuation of the investments in the portfolio company.

(3)
The Company’s commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions which can include covenants to maintain specified leverage levels and other related borrowing base covenants. For commitments to fund delayed draw loans with performance thresholds, borrowers are required to meet certain performance requirements before the Company is obligated to fulfill these commitments.
(4)
Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the funds it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective fund's allocation may change prior to the date of funding. In this regard, the Company may have to fund additional commitments in the future that it is currently not obligated to but may be at a future point in time.

Organizational and Offering Costs

The Adviser agreed to bear all of the Company’s organization and offering expenses through the date on which the Company broke escrow for the initial offering of its Common Shares. The Company is obligated to reimburse the Adviser for such expenses incurred upon breaking escrow for our offering. The total organization and offering costs incurred for the years ended December 31, 2025, 2024 and 2023 were $532, $721 and $38, respectively.

Other Commitments and Contingencies

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business.

On March 14, 2023, certain First Lien and Second Lien holders of debt issued by Mitel filed a complaint in New York State Court captioned Ocean Trails CLO VII et al v. MLN TopCo Ltd., et al, Index No. 651327/2023, against certain other First Lien and Second Lien debt holders, as well as the Company, alleging, among other things, that the defendant lenders breached the terms of their lending agreements and the New York Uniform Voidable Transfer Act in connection with certain amendments to the relevant documents governing the debt. On December 5, 2023, the trial court granted defendants’ motions to dismiss in part and denied them in part. The plaintiffs and defendants appealed the courts’ motion to dismiss ruling to the intermediate New York State appellate court. On December 31, 2024, the intermediate New York State appellate court dismissed the entire case, including all claims against the Company. On January 30, 2025, plaintiffs filed a motion for leave to appeal the intermediate New York State appellate court’s ruling to the New York Court of Appeals. That motion was held in abeyance following Mitel’s filing of voluntary Chapter 11 bankruptcy petitions in the U.S. Bankruptcy Court for the Southern District of Texas. Plaintiffs and defendants memorialized settlement of the litigation in Mitel’s Chapter 11 plan of reorganization and related bankruptcy documentation. The effective date for Mitel’s plan of reorganization occurred on June 20, 2025. Pursuant to the settlement, the parties have submitted both (i) a stipulated request for withdrawal of the plaintiffs’ motion for leave to appeal to the New York Court of Appeals and (ii) a joint request to the trial court for the clerk to enter final judgment, dismissing with prejudice all claims and crossclaims. The request for withdrawal of the plaintiffs’ motion for leave to appeal has been granted and the trial court has directed the clerk to enter judgement in the case.

Management is not aware of any pending or threatened material litigation as of December 31, 2025 other than the matter disclosed above.

Note 9. Income Taxes

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The final determination of the tax character of distributions will not be made until we file our tax return for each tax year and the tax characteristics of all distributions will be reported to shareholders on Form 1099 after the end of each calendar year. The tax character of distributions paid to shareholders and taxable during the tax years ended December 31, 2025, 2024, and 2023 were as follows:

	Year Ended December 31,
	2025	2024	2023
Ordinary income	$1,175,845	$658,923	$266,251
Capital gains	5,731	9,911	—
Return of capital	—	—	—
Total distributions paid to shareholders	$1,181,576	$668,834	$266,251

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The following table reconciles the net increase in net assets resulting from operations to taxable income for the tax years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Net increase (decrease) in net assets resulting from operations	$991,153	$711,174	$425,537
Adjustments:
Net realized losses (gains)	159,446	(49,217)	13,783
Net change in unrealized losses (gains)	(85,372)	13,003	(129,990)
Income not currently taxable	—	—	—
Income (loss) recognized for tax but not book	(19,079)	(24,498)	(794)
Expenses not currently deductible	(602)	4,325	4,351
Expenses incurred for tax but not book	(62)	(62)	(62)
Realized gain/loss differences (1)	—	—	—
Taxable income before deductions for distributions	$1,045,484	$654,725	$312,825

(1)
These pertain to book income/losses treated as capital gains/losses for tax purposes or book realized gains/losses treated as ordinary income/losses for tax purposes.

The following table shows the components of accumulated losses on a tax basis for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
Undistributed ordinary income	$—	$76,967	$75,215
Undistributed long-term capital gains	—	1,297	—
Capital loss carryforward	—	—	(21,487)
Post October capital loss deferral	(13,420)	—	—
Late year ordinary loss deferral	—	(3,192)	—
Unrealized appreciation (depreciation)	(84,138)	17,646	(7,675)
Total accumulated under-distributed (over-distributed) earnings	$(97,558)	$92,718	$46,053

During the year ended December 31, 2025, the Company utilized $0 of capital loss carryforward. During the year ended December 31, 2024, the Company utilized $(21,487) of capital loss carryforward. As of December 31, 2023, the Company had a short-term capital loss carryforward of $12,017 and long-term capital loss carryforward of $9,470.

For tax purposes, the Company may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year.

As of December 31, 2025, the Company deferred $0 late-year ordinary losses which are deemed to arise on January 1, 2026. As of December 31, 2024, the Company deferred $3,192 late-year ordinary losses which are deemed to arise on January 1, 2025. As of December 31, 2023, the Company deferred no late-year ordinary losses which are deemed to arise on January 1, 2024.

As of December 31, 2025, the Company deferred $13,420 post-October capital losses which are deemed to arise on January 1, 2026. As of December 31, 2024, the Company did not defer any post-October capital loss deemed to arise on January 1, 2025. As of December 31, 2023, the Company did not defer any post-October capital loss deemed to arise on January 1, 2024.

Management has analyzed the Company’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s consolidated financial statements. The Company’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

In general, we may make certain reclassifications to the components of net assets as a result of permanent book-to-tax differences and book-to-tax differences relating to stockholder distributions.

As of December 31, 2025, we adjusted accumulated net realized loss by $142,843 to $(14,385), over-distributed net investment income by $(143,445) to $(202,834), and paid-in capital in excess of par by $601 to $14,909,068. Total earnings and net asset value were not affected.

As of December 31, 2024, we adjusted accumulated net realized loss by $(22,590) to $2,218, under-distributed net investment income by $26,914 to $103,566, and paid-in capital in excess of par by $(4,325) to $9,449,937. Total earnings and net asset value were not affected.

As of December 31, 2023, we adjusted accumulated net realized loss by $8,785 to $(24,409), under-distributed net investment income by $(5,368) to $70,679, and paid-in capital in excess of par by $(3,417) to $4,075,968. Total earnings and net asset value were not affected.

To the extent that the Company determines that its estimated current year annual taxable income will exceed its estimated current year dividends from such taxable income, the Company accrues excise tax on estimated excess taxable income. For the year ended December 31, 2025, $0 was recorded for U.S. federal excise tax. For the year ended December 31, 2024, $2,689 was recorded for U.S. federal excise tax. For the year ended December 31, 2023, $2,757 was recorded for U.S. federal excise tax. All respective amounts are included in other general and administrative expenses on the Company's Consolidated Statements of Operations.

Note 10. Financial Highlights

The following are the financial highlights for the years ended December 31, 2025, 2024,2023 and 2022:

	Year Ended December 31, 2025
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$24.86	$24.86	$24.86
Net investment income (1)	1.84	2.00	2.02
Net unrealized and realized gains (losses) (2)	(0.38)	(0.35)	(0.33)
Net increase (decrease) in net assets resulting from operations	1.46	1.65	1.69
Distribution declared (3)
Net investment income	(1.92)	(2.11)	(2.15)
Net realized gains	—	—	—
Distributions in excess of net investment income	(0.21)	(0.17)	(0.19)
Net asset value at end of period	$24.40	$24.40	$24.40

Total return (4)	7.02%	7.66%	7.93%
Shares outstanding, end of period	118,552,219	1,651,023	485,018,391
Weighted average shares outstanding	106,004,672	1,302,162	429,440,737
Ratio/Supplemental Data
Net assets at end of period	$2,893,219	$40,293	$11,836,696
Annualized ratio of net expenses to average net assets (5)	7.20%	6.41%	6.28%
Annualized ratio of net investment income to average net assets (5)	7.47%	8.14%	8.21%
Portfolio turnover rate	40.67%	40.67%	40.67%
Asset coverage per unit (9)	2,552	2,552	2,552

	Year Ended December 31, 2024
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$24.63	$24.63	$24.63
Net investment income (1)	2.21	2.39	2.42
Net unrealized and realized gains (losses) (2)	0.17	0.14	0.18
Net increase (decrease) in net assets resulting from operations	2.38	2.53	2.60
Distribution declared (3)
Net investment income	(2.15)	(2.30)	(2.37)
Net realized gains	(0.03)	(0.03)	(0.03)
Distributions in excess of net investment income	—	—	—
Net asset value at end of period	$24.86	$24.86	$24.86

Total return (4)	10.20%	10.86%	11.13%
Shares outstanding, end of period	81,193,852	1,029,046	301,820,104
Weighted average shares outstanding	60,256,124	691,140	223,341,802
Ratio/Supplemental Data
Net assets at end of period	$2,018,307	$25,580	$7,502,609
Annualized ratio of net expenses to average net assets (5)	8.19%	7.39%	7.34%
Annualized ratio of net investment income to average net assets (5)	8.88%	9.59%	9.73%
Portfolio turnover rate	33.84%	33.84%	33.84%
Asset coverage per unit (9)	2,911	2,911	2,911

	Year Ended December 31, 2023
	Class S	Class D	Class I
Per Share Data:
Net asset value at beginning of period	$23.20	$23.20	$23.20
Net investment income (1)	2.37	2.55	2.57
Net unrealized and realized gains (losses) (2)	1.06	1.02	1.06
Net increase (decrease) in net assets resulting from operations	3.43	3.57	3.63
Distribution declared (3)	(2.00)	(2.14)	(2.20)
Net asset value at end of period	$24.63	$24.63	$24.63

Total return (4)	15.23%	15.92%	16.20%
Shares outstanding, end of period	34,568,776	298,321	132,584,890
Weighted average shares outstanding	19,793,694	176,105	101,835,717
Ratio/Supplemental Data
Net assets at end of period	$851,296	$7,346	$3,265,054
Annualized ratio of net expenses to average net assets (5)	10.07%	9.36%	9.32%
Annualized ratio of net investment income to average net assets (5)	9.80%	10.55%	10.66%
Portfolio turnover rate	37.90%	37.90%	37.90%
Asset coverage per unit (9)	2,553	2,553	2,553

	Year Ended December 31, 2022
	Class S (6)	Class D (7)	Class I (8)
Per Share Data:
Net asset value at beginning of period	$25.04	$22.87	$25.00
Net investment income (1)	1.83	1.15	2.06
Net unrealized and realized gains (losses) (2)	(2.27)	0.03	(2.17)
Net increase (decrease) in net assets resulting from operations	(0.44)	1.18	(0.11)
Distribution declared (3)	(1.40)	(0.85)	(1.69)
Net asset value at end of period	$23.20	$23.20	$23.20

Total return (4)	(1.67)%	5.23%	(0.34)%
Shares outstanding, end of period	10,827,739	106,943	81,943,071
Weighted average shares outstanding	6,431,670	61,570	65,940,873
Ratio/Supplemental Data
Net assets at end of period	$251,223	$2,481	$1,901,229
Annualized ratio of net expenses to average net assets (5)	8.14%	9.19%	6.06%
Annualized ratio of net investment income to average net assets (5)	8.54%	9.86%	8.85%
Portfolio turnover rate	48.93%	48.93%	48.93%
Asset coverage per unit (9)	1,992	1,992	1,992

(1)
The per share data was derived by using the weighted average shares outstanding during the period.
(2)
The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Company’s shares in relation to fluctuating market values for the portfolio.
(3)
The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 7).
(4)
Total return is calculated as the change in net asset value ("NAV") per share (assuming dividends and distributions, if any, are reinvested in accordance with the Company’s dividend reinvestment plan), if any, divided by the beginning NAV per share (which for the purposes of this calculation is equal to the net offering price in effect at that time). An investment in the Company is subject to maximum upfront sales load of 3.5% and 1.5% for Class S shares and Class D shares, respectively, of the offering price, which will reduce the amount of capital available for investment. Class I shares are not subject to upfront sales load. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses. Total return is not annualized.
(5)
For the year ended December 31, 2025, amounts are annualized. Operating expenses may vary in the future based on the amount of capital raised and the Adviser’s election to receive expense support, if any. For the year ended December 31, 2024, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2024, the total operating expenses to average net assets were 8.19%, 7.39% and 7.34%, for Class S shares, Class D shares and Class I shares, respectively, prior to management fee waivers and expense support provided by the Adviser. Similarly, for the year ended December 31, 2023 and December 31, 2022, the total operating expenses to average net assets were 10.07%, 9.36% and 9.32% and 8.04%, 4.69%, and 7.07% respectively. Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables.
(6)
Class S shares were first issued on February 1, 2022.
(7)
Class D shares were first issued on July 1, 2022.
(8)
Class I shares were first issued on January 7, 2022 (commencement of operations).
(9)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per unit. As of the years ended December 31, 2025, 2024, 2023, and 2022 the Company's asset coverage was 255.2%, 291.1%, 255.3% and 199.2%, respectively.

Note 11. Senior Securities Table

Information about our senior securities (including debt securities and other indebtedness) is shown in the following table for the fiscal years ended December 31, 2025, 2024, 2023 and 2022. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of December 31, 2025, 2024, 2023 and 2022 is included elsewhere in this Annual Report.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
Revolving Credit Facility
Fiscal Year Ended December 31, 2025	$272,197	$2,552	$—	N/A (5)
Fiscal Year Ended December 31, 2024	469,660	2,913	—	N/A (5)
Fiscal Year Ended December 31, 2023	614,523	2,553	—	N/A (5)
Fiscal Year Ended December 31, 2022	976,462	1,992	—	N/A (5)
Cardinal Funding LLC
Fiscal Year Ended December 31, 2025	$1,200,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	664,900	2,913	—	N/A
Fiscal Year Ended December 31, 2023	601,961	2,553	—	N/A (5)
Fiscal Year Ended December 31, 2022	498,731	1,992	—	N/A (5)
Grouse Funding LLC
Fiscal Year Ended December 31, 2025	$500,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	187,500	2,913	—	N/A
Fiscal Year Ended December 31, 2023	187,500	2,553	—	N/A
Fiscal Year Ended December 31, 2022	158,000	1,992	—	N/A
Mallard Funding LLC
Fiscal Year Ended December 31, 2025	$900,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	378,900	2,913	—	N/A
Fiscal Year Ended December 31, 2023	386,803	2,553	—	N/A (5)
Fiscal Year Ended December 31, 2022	416,395	1,992	—	N/A (5)
Merlin Funding LLC
Fiscal Year Ended December 31, 2025	$—	$—	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	15,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
Warbler Funding LLC
Fiscal Year Ended December 31, 2025	$500,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
Toucan Funding LLC
Fiscal Year Ended December 31, 2025	$400,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
December 2025 Notes
Fiscal Year Ended December 31, 2025	$—	$—	$—	N/A
Fiscal Year Ended December 31, 2024	62,000	2,913	—	N/A
Fiscal Year Ended December 31, 2023	62,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	62,000	1,992	—	N/A
January 2026 Notes
Fiscal Year Ended December 31, 2025	$—	$—	$—	N/A
Fiscal Year Ended December 31, 2024	38,000	2,913	—	N/A
Fiscal Year Ended December 31, 2023	38,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
December 2027 Notes
Fiscal Year Ended December 31, 2025	$82,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	82,000	2,913	—	N/A
Fiscal Year Ended December 31, 2023	82,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	82,000	1,992	—	N/A
January 2028 Notes
Fiscal Year Ended December 31, 2025	$18,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	18,000	2,913	—	N/A
Fiscal Year Ended December 31, 2023	18,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
September 2026 Notes
Fiscal Year Ended December 31, 2025	$226,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	226,000	2,913	—	N/A
Fiscal Year Ended December 31, 2023	226,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
September 2028 Notes
Fiscal Year Ended December 31, 2025	$325,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	325,000	2,913	—	N/A
Fiscal Year Ended December 31, 2023	325,000	2,553	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
September 2026 Euronotes
Fiscal Year Ended December 31, 2025	$105,768	$2,552	$—	N/A (5)
Fiscal Year Ended December 31, 2024	93,226	2,913	—	N/A (5)
Fiscal Year Ended December 31, 2023	99,356	2,553	—	N/A (5)
Fiscal Year Ended December 31, 2022	—	—	—	N/A (5)

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
2029 Notes
Fiscal Year Ended December 31, 2025	$1,000,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2031 Notes
Fiscal Year Ended December 31, 2025	$1,000,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2032 Notes
Fiscal Year Ended December 31, 2025	$500,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2030 Notes
Fiscal Year Ended December 31, 2025	$500,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2028 Notes
Fiscal Year Ended December 31, 2025	$400,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
Class A-1 Notes
Fiscal Year Ended December 31, 2025	$450,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2025 Class A-1a Notes
Fiscal Year Ended December 31, 2025	$215,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
2025 Class A-1a-L1 Loans
Fiscal Year Ended December 31, 2025	$25,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2025 Class A-1a-L2 Loans
Fiscal Year Ended December 31, 2025	$50,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2025 Class A-1b Notes
Fiscal Year Ended December 31, 2025	$10,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2025 Class A-1b Loans
Fiscal Year Ended December 31, 2025	$10,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
2025 Class A-2 Notes
Fiscal Year Ended December 31, 2025	$20,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADS CLO 2 Class A-1 Notes
Fiscal Year Ended December 31, 2025	$300,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADS CLO 2 Class A-2 Notes
Fiscal Year Ended December 31, 2025	$30,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value Per Unit (4)
ADL CLO 2 Class A-1a-L1 Loans
Fiscal Year Ended December 31, 2025	$398,500	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADL CLO 2 Class A-1a-L2 Loans
Fiscal Year Ended December 31, 2025	$7,500	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADL CLO 2 Class A-1b Notes
Fiscal Year Ended December 31, 2025	$14,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADL CLO 2 Class A-1b Loans
Fiscal Year Ended December 31, 2025	$14,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADL CLO 2 Class A-2 Notes
Fiscal Year Ended December 31, 2025	$30,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A
ADL CLO 2 Class A-2 Loans
Fiscal Year Ended December 31, 2025	$12,000	$2,552	$—	N/A
Fiscal Year Ended December 31, 2024	—	—	—	N/A
Fiscal Year Ended December 31, 2023	—	—	—	N/A
Fiscal Year Ended December 31, 2022	—	—	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented, in thousands. Does not include deferred financing costs and revaluation of unsecured issuances due to interest rate swap valuation changes.
(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)
Not applicable, as all senior securities do not have sufficient trading for an average market value per unit to be determined.
(5)
Included in this amount are foreign currency debt obligations as outlined in Note 6 to the consolidated financial statements, which are incorporated in this Form 10-K.

Note 12. Subsequent Events

Management has evaluated subsequent events through the date of issuance of these consolidated financial statements and has determined that there are no subsequent events outside the ordinary scope of business that require adjustment to, or disclosure in, the consolidated financial statements other than those disclosed below.

January Subscriptions and Distribution Declaration

On January 1, 2026, the Company issued and sold 12,086,069 shares (consisting of 10,588,165 Class I shares, 1,474,343 Class S shares and 23,561 Class D shares at an offering price of $24.40 per share for the Class I shares, Class S shares and Class D shares), and the Company received approximately $295 million as payment for such shares.

On January 23, 2026, the Company's Board declared distributions of $0.1624 per Class S share, $0.1748 per Class D share and $0.1800 per Class I share which is payable on or around February 27, 2026 to shareholders of record as of January 30, 2026.

February Subscriptions and Distribution Declaration

On February 1, 2026, the Company issued and sold 6,148,545 shares (consisting of 4,499,780 Class I shares, 1,620,747 Class S shares and 28,018 Class D shares at an offering price of $24.34 per share for the Class I shares, Class S shares and Class D shares), and the Company received approximately $150 million as payment for such shares.

On February 23, 2026, the Company's Board declared distributions of $0.1641 per Class S share, $0.1753 per Class D share and $0.1800 per Class I share which is payable on or around March 26, 2026 to shareholders of record as of February 27, 2026.

2031 Notes Issued January 2026

On January 23, 2026, the Company and the Trustee entered into a Sixth Supplemental Indenture (the "Sixth Supplemental Indenture" and, together with the Base Indenture, the "January 2026 Indenture") related to the $750 million in aggregate principal amount of its 5.70% notes due 2031 (the "2031 Notes II"), which supplements that certain Base Indenture, dated as of March 21, 2024 (as may be further amended, supplemented or otherwise modified from time to time, the "Base Indenture").

The 2031 Notes II will mature on January 23, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2026 Indenture. The 2031 Notes II bear interest at a rate of 5.70% per year payable semi-annually on January 23 and July 23 of each year, commencing on July 23, 2026. The 2031 Notes II are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2031 Notes II, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Warbler Funding LLC

On February 10, 2026, Warbler Funding, a wholly owned subsidiary of the Company, entered into Amendment No. 1 (the "First Warbler Funding Loan and Security Agreement Amendment") to the Warbler Funding Loan and Security Agreement, dated as of October 10, 2025, by and among Warbler Funding, as borrower, the Company, as collateral manager and as equityholder, the lenders from time to time parties thereto, Wells Fargo Bank, National Association, as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent.

The First Warbler Funding Loan and Security Agreement Amendment amends the Warbler Funding Loan and Security Agreement to (i) increase the maximum facility amount from $500 million to $1,000 million and (ii) increase the minimum equity amount from $175 million to $300 million.

Senior Secured Facility

On March 6, 2026, commitments under the Senior Secured Facility increased from $3.453 billion to $3.828 billion.

Bald Eagle Funding LLC

On March 9, 2026 (the "Bald Eagle Closing Date"), Bald Eagle Funding LLC ("Bald Eagle Funding"), a Delaware limited liability company and newly formed wholly-owned subsidiary of the Company, entered into a credit agreement (the "Bald Eagle Funding Credit Agreement"), with Bald Eagle Funding, as borrower, Bank of America, N.A., as administrative agent (the "Administrative Agent"), Citibank, N.A., as collateral agent and collateral custodian, Virtus Group, LP, as collateral administrator and the lenders party thereto. From time to time Bald Eagle Funding expects to use amounts borrowed under the Bald Eagle Funding Credit Agreement to acquire eligible assets from the Company composed primarily of first priority corporate loans, which may be pledged as collateral for future collateralized loan obligation transactions managed by the Company or its affiliates. The Company retains a residual interest in assets acquired by Bald Eagle Funding through its ownership of the limited liability company interests in Bald Eagle Funding.

The maximum principal amount of the Bald Eagle Funding Credit Agreement, which can be drawn upon by Bald Eagle Funding subject to certain conditions in the Bald Eagle Funding Credit Agreement, is $500 million as of the Bald Eagle Closing Date. Unless otherwise terminated or extended, the Bald Eagle Funding Credit Agreement will mature on the date which is three years after the Bald Eagle Closing Date. Pursuant to a security agreement dated as of the Bald Eagle Closing Date, by and between Bald Eagle Funding, as pledgor, and the Administrative Agent (the "Bald Eagle Funding Security Agreement"), Bald Eagle Funding pledged its assets to the Administrative Agent. The assets pledged to the Administrative Agent pursuant to the Bald Eagle Funding Security Agreement will not be available to pay the debts of the Company.

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (1) YOUR INVESTMENT A. Investment Information Investment Amount $ _____________ ($2,500 minimum initial investment) B. Investment Method ■ By mail: Please make checks payable to SS&C GIDS AS AGENT FOR APOLLO DEBT SOLUTIONS BDC and attach to this agreement.* ■ By wire: Please wire funds according to the instructions below. Name: SS&C GIDS AS AGENT FOR APOLLO DEBT SOLUTIONS BDC Bank Name: UMB Bank, N.A. ABA: 1010-0069-5 DDA: 9872584627 ■ Broker-Dealer/Registered Investment Advisor will make payment on your behalf *Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or traveler’s checks are not accepted. C. Share Class Selection (Minimum Initial Investment is $2,500) ■ Share Class S ■ Share Class D ** ■ Share Class I ** ** Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented. (2) OWNERSHIP TYPE (Select Only One) Taxable Account Type Brokerage Account Number ■Individual or Joint Tenant With Rights of Survivorship ■ Transfer on Death (Optional Designation. See Section 3.C) ■Tenants in Common ■Community Property ■Uniform Gift/Transfer to Minors State of ■Trust (Include Copy of Trust Agreement) ■Corporation/Partnership/Other (Corporate Resolution or Partnership Agreement Required) ■Estate Custodian Information (To Be Completed By Custodian) Custodian Name Custodian Tax ID # Custodian Phone # Non-Taxable Account Type Custodian Account Number ■IRA ■Roth IRA ■SEP IRA ■Simple IRA ■Pension/Profit Sharing Plan (Include Certification of Investment Powers Form) ■401K ■Rollover IRA ■Inherited IRA ■ Other Custodian Stamp Here Entity Name – Retirement Plan / Trust / Corporation / Partnership/Other Trustee(s) and/or authorized signatory(s) information MUST be provided in Sections 3.A and 3.B ENTITY NAME TAX ID NUMBER DATE OF TRUST EXEMPTIONS (See Form W-9 instructions at www.irs.gov) ENTITY ADDRESS (Legal Address – Required) Entity Type (Select one. Required) ■ Retirement Plan ■ Trust ■ S-Corp ■ C-Corp ■ LLC ■ Partnership ■ Other Jurisdiction (if Non-U.S.) Exempt payee code (if any) Exemption from FATCA reporting code (Attach completed applicable Form W-8) (if any) (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (3) INVESTOR INFORMATION A. Investor Name (Investor/Trustee/Executor/Authorized Signatory Information) Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address. RESIDENTIAL STREET ADDRESS CITY STATE ZIP EMAIL ADDRESS If you are a non-U.S. citizen, please specify your country of citizenship (required): ■ Resident Alien ■ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. Oct. 2021) Please specify if you are an Apollo employee/officer/director/affiliate (required): ■ Apollo Employee Country of Citizenship SOCIAL SECURITY NUMBER/TAX ID DATE OF BIRTH (MM/DD/YYYY) DAYTIME PHONE NUMBER FIRST NAME (MI) LAST NAME Apollo Officer or Director ■ Immediate Family Member of ■ Not Applicable Apollo Officer or Director ■ Apollo Affiliate B. Co-Investor Name (Co-Investor/Co-Trustee/Co-Executor/Co-Authorized Signatory Information, if applicable.) Residential street address MUST be provided. RESIDENTIAL STREET ADDRESS CITY STATE ZIP EMAIL ADDRESS If you are a non-U.S. citizen, please specify your country of citizenship (required): ■ Resident Alien ■ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. Oct. 2021) Please specify if you are an Apollo employee/officer/director/affiliate (required): ■ Apollo Employee Country of Citizenship SOCIAL SECURITY NUMBER/TAX ID DATE OF BIRTH (MM/DD/YYYY) DAYTIME PHONE NUMBER FIRST NAME (MI) LAST NAME Apollo Officer or Director ■ Immediate Family Member of ■ Not Applicable Apollo Officer or Director ■ Apollo Affiliate C. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary Date of Birth required. Whole percentages only; must equal 100%.) FIRST NAME (MI) LAST NAME SSN DATE OF BIRTH (MM/DD/YYYY) PRIMARY ¨SECONDARY _______% FIRST NAME (MI) LAST NAME SSN DATE OF BIRTH (MM/DD/YYYY) PRIMARY ¨SECONDARY _______% FIRST NAME (MI) LAST NAME SSN DATE OF BIRTH (MM/DD/YYYY) PRIMARY ¨SECONDARY _______% FIRST NAME (MI) LAST NAME SSN DATE OF BIRTH (MM/DD/YYYY) PRIMARY ¨SECONDARY _______% Custodian/Guardian for a minor Beneficiary (required, cannot be same as Investor or Co-Investor): D. ERISA Plan Asset Regulations All investors are required to complete Section 7.b. attached hereto. (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (4) CONTACT INFORMATION (If different than provided in Section 3A) MAILING STREET ADDRESS CITY STATE ZIP (5) DISTRIBUTION METHOD Select How You Want to Receive Your Distributions (Please Read Entire Section and Select, Only if Applicable, one payment method.) You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OKLAHOMA, OREGON, TEXAS, VERMONT OR WASHINGTON. ■ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan; please check here if you DO NOT wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below. ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian. A. ■ Check mailed to street address in 3A (only available for non-custodial investors). B. ■ Check mailed to secondary address in 4 (only available for non-custodial investors). C. ■ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK D. ■ Check mailed to Third-Party Financial Institution (complete section below) ■ If you ARE a resident of Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Texas, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan. Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan. I authorize Apollo Debt Solutions BDC or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Apollo Debt Solutions BDC in writing to cancel it. In the event that Apollo Debt Solutions BDC deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. FINANCIAL INSTITUTION NAME MAILING ADDRESS CITY STATE ZIP YOUR BANK’S ABA ROUTING NUMBER YOUR BANK ACCOUNT NUMBER (6) ELECTRONIC DELIVERY FORM (Optional) Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Apollo Debt Solutions BDC. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election. We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials. By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law. Initial here to consent to electronic delivery EMAIL ADDRESS (If blank, the email provided in Section 3 will be used.) (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (7) SUBSCRIPTION SIGNATURES Apollo Debt Solutions BDC is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/ taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Apollo Debt Solutions BDC may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account. Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Apollo Debt Solutions BDC to accept this subscription, I hereby represent and warrant to you as follows: 7.a. Please Note: All Items in this section 7.a. must be read and initialed as applicable PRIMARY INVESTOR INITIALS CO-INVESTOR INITIALS (i) I have received the prospectus (as amended or supplemented) for Apollo Debt Solutions BDC at least five business days prior to the date hereof. (ii) I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000. (iii) In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.” (iv) If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above. (v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment. (vi) I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. (vii) I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent. (viii) I acknowledge that Apollo Debt Solutions BDC may enter into transactions with Apollo affiliates that involve conflicts of interest as described in the prospectus. (ix) I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at www.apollo.com/ads-bdc as of the last day of each month within 20 business days of the last day of each month. (x) I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Apollo Debt Solutions BDC’s toll-free, automated telephone line, 1-888-926-2688. INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (7) SUBSCRIPTION SIGNATURES (Continued) 7.b. Benefit Plan Investor - All purchasers please complete this section. 1. Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations1 or will you use the assets of a “benefit plan investor”2 to invest in Apollo Debt Solutions BDC? Yes ■ No 2. If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Apollo Debt Solutions BDC are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations: % 3. If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in Apollo Debt Solutions BDC are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder? % 4. Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Apollo Debt Solutions BDC, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person. ■ Yes ■ No 7.c. If you live in any of the following states: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oregon, Puerto Rico, Tennessee, and Vermont, please complete the following as applicable For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments. Investors in the following states have the additional suitability standards as set forth below. If I am an Alabama resident, I have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 or (b) a minimum net worth of $350,000. In addition, an investment in this offering and other non-traded direct participating programs shall not exceed 10% of investors’ liquid net worth at the time of investment. “Liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents, and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing concentration limit. If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my net worth in Apollo Debt Solutions BDC. If I am an Idaho resident, I must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (b) a minimum net worth of $350,000. If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non‑traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). If I am a Kansas resident, I understand that the Securities Division of the Kansas Department of Insurance recommends that I limit my aggregate investment in Apollo Debt Solutions BDC’s securities and other similar investments to not more than 10% of my liquid net worth. PRIMARY INVESTOR INITIALS CO-INVESTOR INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS 1 “Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time. 2 The term “benefit plan investor” includes, for e.g.: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute. (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (7) SUBSCRIPTION SIGNATURES (Continued) If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit. If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. If I am a Massachusetts resident, I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Apollo Debt Solutions BDC, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth. If I am a Missouri resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC. If I am a Nebraska resident, in addition to the suitability standards set forth above, I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit. If I am a New Jersey resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Apollo Debt Solutions BDC, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, and (2) I acknowledge that although Apollo Credit Management, LLC (the “Adviser”), the investment adviser to Apollo Debt Solutions BDC, will advance all organization and offering expenses of Apollo Debt Solutions BDC, and may elect to pay certain of Apollo Debt Solutions BDC’s expenses, Apollo Debt Solutions BDC is obligated to reimburse the Adviser, and this will reduce the returns available to investors. If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Apollo Debt Solutions BDC, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit. If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in rule 501(a) of Regulation D under the Securities Act. If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC. Liquid net worth is defined as an investor’s total assets (excluding home, home furnishings, and automobiles) minus total liabilities. Investors who meet the definition of “accredited investor” as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit. PRIMARY INVESTOR INITIALS CO-INVESTOR INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (7) SUBSCRIPTION SIGNATURES (Continued) If I am a Pennsylvania resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC. Liquid net worth is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments. If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in Apollo Debt Solutions BDC, its affiliates and other non-traded real estate investment programs. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities. If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Apollo Debt Solutions BDC. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit. If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities. PRIMARY INVESTOR INITIALS CO-INVESTOR INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS INITIALS In the case of sales to fiduciary accounts, the minimum standards in Section 7.b. shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary. If you do not have another broker-dealer or other financial intermediary introducing you to Apollo Debt Solutions BDC, then AGS may be deemed to be acting as your broker-dealer of record in connection with any investment in Apollo Debt Solutions BDC. For important information in this respect, see Section 8 below. I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Apollo Debt Solutions BDC. I acknowledge that the Broker-Dealer/Registered Investment Advisor (Broker‑Dealer/Registered Investment Advisor of record) indicated in Section 8 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker-Dealer/Registered Investment Advisor of record at any time by contacting Apollo Debt Solutions BDC Investor Relations at the number indicated below. SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors): Under penalties of perjury, I certify that: (1) The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and (4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE OF INVESTOR DATE SIGNATURE OF CO-INVESTOR OR CUSTODIAN DATE (If applicable) (MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY) (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (8a) REGISTERED REPRESENTATIVE (Please complete ONLY if you are a Registered Representative otherwise skip to 8b.) BROKER DEALER (Required Information for sales made directly through a broker dealer. If the shares are being purchased through an RIA, please complete Section 8b instead.) Please note that unless previously agreed to in writing by Apollo Debt Solutions BDC, all sales of securities must be made through a Broker-Dealer or an RIA. This Section 8a must be completed for shares being purchased directly through a Broker-Dealer. If the shares are being purchased through an RIA, please complete Section 8b of this Subscription Agreement instead. The Registered Representative must sign below to complete the order. Registered Representative hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence. BROKER DEALER REGISTERED REP MAILING ADDRESS CITY STATE ZIP FIRM CRD NUMBER REP NUMBER TELEPHONE NUMBER E-MAIL ADDRESS FAX NUMBER OPERATIONS CONTACT NAME OPERATIONS CONTACT E-MAIL ADDRESS The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker‑Dealer, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker-Dealer or Registered Representative listed in Section 8a further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to Rule 15l-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. If you do not have another broker-dealer or other financial intermediary introducing you to Apollo Debt Solutions BDC, then Apollo Global Securities, LLC (“AGS”) may be deemed to act as your broker-dealer of record in connection with any investment in Apollo Debt Solutions BDC. AGS is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If AGS is your broker-dealer of record, then your shares will be held in your name on the books of Apollo Debt Solutions BDC. AGS will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker‑dealer or other financial intermediary. REGISTERED REPRESENTATIVE SIGNATURE DATE BRANCH MANAGER SIGNATURE DATE (If required by Broker-Dealer) (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (8b) INVESTMENT ADVISER REPRESENTATIVE/ RIA INFORMATION (Required information for sales made through an RIA. If the shares are being purchased directly through a broker-dealer, please complete Section 8a instead.) The Investment Advisor Representative (“Representative”), on behalf of the Representative and the Registered Investment Adviser firm (“RIA”), must sign below to complete the order. A principal or other authorized signatory of RIA must also sign if required by RIA. Representative hereby warrants that Representative is duly licensed and authorized to execute this Subscription Agreement on behalf of Representative and RIA, and may lawfully provide investment advice regarding the shares in the state designated as the investor’s legal residence. RIA FIRM INVESTMENT ADVISOR REPRESENTATIVE NAME MAILING ADDRESS CITY STATE ZIP IARD NUMBER (if known) RIA NUMBER TELEPHONE NUMBER E-MAIL ADDRESS FAX NUMBER OPERATIONS CONTACT NAME OPERATIONS CONTACT E-MAIL ADDRESS The undersigned confirm by their signature, on behalf of the Representative and RIA, that Representative and RIA: (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have verified, if other than individual ownership, that the individual executing on behalf of the investor is properly authorized and identified; (iii) have discussed such investor’s prospective purchase of shares with such investor; and (iv) have advised such investor of all pertinent facts with regard to the liquidity and marketability of the shares. The Representative and RIA are not authorized or permitted to give, and represents that they have not given to a prospective investor, any information or any representation concerning the shares except (i) as set forth in the prospectus, as amended and supplemented, and (ii) any sales literature which has been approved in advance in writing by Apollo Debt Solutions BDC (“ADS”) (such information, the “Supplemental Information”). The Representative represents that Representative has not used or will not use any unapproved materials related to ADS. The Representative has delivered a copy of the prospectus, and all amendments and supplements thereto, to each investor to whom an offer is made prior to or simultaneously with the first solicitation and that investor received such documentation at least five (5) business days prior to investor’s execution of this Subscription Agreement. The Representative and RIA represent that it has not shown or given to the investor any material marked “RIA only,” "For Financial Advisor Use Only" or otherwise bearing a legend denoting that it is not to be shared with or given to investors. The Representative and RIA hereby agree to, and shall, indemnify and hold harmless ADS, its respective affiliates, and any trustees, officers, partners, employees or agents of the foregoing (collectively, “Apollo Affiliates”), against any and all direct or third-party claims, losses, damages, or liabilities, joint or several, including but not limited to any claims, losses, damages, or liabilities relating to or regarding the suitability of the investment for the investor, whether or not the investment was in the best interest of the investor, and/or any claims relating to statements made by the RIA to the investor with respect to the purchase of shares or otherwise with respect to ADS (including any investigative, legal, and other costs and expenses reasonably incurred in connection with, and any amounts paid in settlement of any action, suit, proceeding, or legislative or regulatory inquiry) (collectively “Claims”), for which any of the Apollo Affiliates may become subject, to the extent that such Claims arise out of or are based upon: (i) the Representative or RIA’s fraud, willful default, or negligence; or (ii) the Representative or RIA’s (a) violation of applicable law or regulation, (b) misrepresentation to the investor(s), (c) breach of any warranty or representation of the Representative or RIA herein, or (d) failure to fulfill any covenant or agreement of the Representative or RIA contained herein. The Representative and RIA shall not be liable under the indemnification provisions of this Subscription Agreement with respect to a party or other person entitled to indemnification hereunder (the “Indemnified Party”) unless such Indemnified Party shall have notified the Representative and RIA in writing within a reasonable time after notice giving information of the nature of the claim shall have been received by such Indemnified Party, but failure to notify the Representative or RIA of any such claim shall not relieve the Representative or RIA from any liability that it may have to the Indemnified Party against whom such claim is made, except to the extent that the failure to notify results in the failure of actual notice to the Representative or RIA and such indemnifying party is materially damaged by being unable effectively to defend such claim solely as a result of failure to give or delay in giving such notice. In case an action is brought directly against the Indemnified Party, or the Indemnified Party becomes directly involved in the action, the Representative or RIA will be entitled to participate, at their own expense, in the defense thereof. The Representative and RIA also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party in its reasonable judgment. After notice from the Representative or RIA to the Indemnified Party of the Representative’s or RIA’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Representative or RIA will not be liable to such party under this Subscription Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (i) the Representative or RIA and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the RIA and the Indemnified (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (8b) INVESTMENT ADVISER REPRESENTATIVE/ RIA INFORMATION (Required information for sales made through an RIA. If the shares are being purchased directly through a broker-dealer, please complete Section 8a instead.) (Continued) Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between or among them. Neither the Representative nor the RIA shall be liable for any settlement of any proceeding effected without its written consent but if settled with such consent, the Representative and RIA agree to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement. The RIA may settle any Claim covered by indemnification hereunder, provided such settlement involves solely the payment of money and a complete and total release from said Claim. A successor by law of the Indemnified Parties shall be entitled to the benefits of the indemnification contained in this Subscription Agreement. The RIA represents that it is properly licensed and presently registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has complied with registration or notice filing requirements of the appropriate regulatory agency of each state in which the RIA has clients or is exempt from such registration requirements. The Representative and RIA represent that each is in compliance with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act, and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) promulgated under both such acts, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state and federal laws and regulations applicable to the activities of the Representative or RIA pursuant to this Subscription Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC; and (d) this Subscription Agreement and the prospectus as amended and supplemented. The RIA agrees to comply with the record-keeping requirements imposed by federal and state laws, including those records related to suitability and to make the suitability records available to ADS upon request. The Representative and RIA represent that the investor meets the suitability and financial qualifications set forth in Section 7 of this Subscription Agreement and the prospectus, as amended and supplemented, and is a person who is eligible to purchase the applicable class of shares as described in the prospectus, as amended and supplemented. The Representative and RIA have reasonable grounds to believe that the purchase of shares by the investor is a suitable and appropriate investment for such investor. In making this determination, the RIA has reasonable grounds to believe that the investor: (a) can reasonably benefit from an investment in ADS based on the prospective investor’s overall investment objectives and portfolio structure; (b) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (c) has apparent understanding of (1) the fundamental risks of the investment, (2) the risk that the investor may lose the entire investment, (3) the lack of liquidity of the shares, (4) the restrictions on transferability of the shares, (5) the tax consequences of the investment, and (6) the background and qualifications of ADS’s external advisor. The Representative and RIA have made this determination on the basis of information it has obtained from the investor, including at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective investor, as well as any other pertinent factors. The Representative and RIA represent further that they have conducted, or have directed an agent or the account custodian to conduct on the RIA’s behalf, all necessary due diligence and “know your customer” checks on the investor in order to comply with any and all applicable laws, rules, and regulations including, but not limited to, the USA Patriot Act of 2001, the Bank Secrecy Act, regulations or orders issued by the Office of Foreign Asset Control at the Department of the Treasury, and any other applicable anti-money laundering laws, rules, or regulations. With respect to any use by the Representative and RIA of electronic delivery of the prospectus and Supplemental Information and electronic signature of the Subscription Agreement, the Representative and RIA represent and warrant that each will comply with (a) all applicable rules, regulations and guidelines issued by the SEC, the North American Securities Administrators Association, Inc. (NASAA) and individual state securities administrators and any other applicable laws or regulations and guidelines; and (b) the Electronic Signatures in the Global and National Commerce Act and the Uniform Electronic Transactions Act, to the extent applicable, as adopted in each applicable jurisdiction and any other applicable laws. The undersigned represents that the shares will be purchased through the RIA listed above. RIA and ADS acknowledge that if RIA and ADS have executed an RIA Selling Agreement for the offering of shares of ADS, then such agreement shall supersede any conflicting representations contained herein in this Section 8b. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. INVESTMENT ADVISOR REPRESENTATIVE SIGNATURE DATE PRINCIPAL OR OTHER RIA AUTHORIZED SIGNATORY SIGNATURE (if required by RIA) (0326-24)

APOLLO Subscription Agreement for Shares of Apollo Debt Solutions BDC (9) MISCELLANEOUS If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Apollo Debt Solutions BDC experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 7 above, they are asked to promptly notify Apollo Debt Solutions BDC and the investor’s Broker-Dealer or RIA, as applicable, in writing. The Broker-Dealer or RIA, as applicable, may notify Apollo Debt Solutions BDC if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 7 above, and Apollo Debt Solutions BDC may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan. No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase. All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Apollo Debt Solutions BDC. Return the completed Subscription Agreement to: Regular Mail: Apollo Debt Solutions BDC PO Box 219845 Kansas City, MO 64121-9845 Overnight Mail: Apollo Debt Solutions BDC C/O SS&C GIDS, Inc. 801 Pennsylvania Ave, Suite 219845 Kansas City, MO 64105-1307 Email: apollo.ai@sscinc.com Apollo Debt Solutions BDC Investor Relations: 1-888-926-2688 (0326-24)

Apollo Debt Solutions BDC

Maximum Offering of $20,000,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Apollo Debt Solutions BDC and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

April 21, 2026

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1)
Financial Statements

The following financial statements of Apollo Debt Solutions BDC are included in Part A of this Registration Statement.

(2)
Exhibits

(a)(1)	Fifth Amended and Restated Declaration of Trust of the Fund (incorporated by reference to Exhibit 3.1 to the Fund’s Annual Report on Form 10-K, filed on March 13, 2025)

(b)	Third Amended and Restated Bylaws of the Fund (incorporated by reference to Exhibit 3.2 to the Fund’s Annual Report on Form 10-K, filed on March 14, 2024)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A) *

(e)	Amended and Restated Distribution Reinvestment Plan, dated November 7, 2024 (incorporated by reference to Exhibit 4.2 to the Fund’s Quarterly Report on Form 10-Q, filed on November 8, 2024)

(g)

Third Amended and Restated Advisory Agreement between the Fund and the Adviser, dated March 13, 2025 (incorporated by reference to Exhibit 10.1 to the Fund’s Annual Report on Form 10-K, filed on March 13, 2025)

(h)(1)

Intermediary Manager Agreement between the Fund and the Intermediary Manager, dated November 10, 2021 (incorporated by reference to Exhibit 10.2 to the Fund’s Annual Report on Form 10-K, filed on March 30, 2022)

(h)(2)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit (h)(2) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-258155), filed on October 26, 2021)

(h)(3)

Amended and Restated Distribution and Shareholder Servicing Plan of the Fund, dated November 14, 2022 (incorporated by reference to Exhibit 10.4 to the Fund’s Annual Report on Form 10-K, filed on March 16, 2023)

(j)

Custodian Agreement between the Fund and State Street Bank and Trust Company, dated November 3, 2021 (incorporated by reference to Exhibit 10.5 to the Fund’s Annual Report on Form 10-K, filed on March 30, 2022)

(k)(1)

Amended and Restated Administration Agreement between the Fund and the Administrator, dated March 13, 2025 (incorporated by reference to Exhibit 10.6 to the Fund’s Annual Report on Form 10-K, filed on March 13, 2025)

(k)(2)

Escrow Agreement by and among the Fund, Apollo Global Securities, LLC, and UMB Bank, N.A., dated October 14, 2021 (incorporated by reference to Exhibit 10.7 to the Fund’s Annual Report on Form 10-K, filed on March 30, 2022)

(k)(3)	Agency Agreement between the Fund and DST Systems, Inc., dated September 29, 2021 (incorporated by reference to Exhibit 10.8 to the Fund’s Annual Report on Form 10-K, filed on March 30, 2022)

(k)(4)	Multi-Class Plan, dated October 29, 2021 (incorporated by reference to Exhibit 10.12 to the Fund’s Annual Report on Form 10-K, filed on March 30, 2022)

(k)(5)

Expense Support and Conditional Reimbursement Agreement by and among the Fund and Adviser, dated July 22, 2021 (incorporated by reference to Exhibit 10.9 to the Fund’s Annual Report on Form 10-K, filed on March 30, 2022)

(k)(6)

Facility Agreement between the Fund and Goldman Sachs Bank USA, as financing provider, dated February 22, 2021 (incorporated by reference to Exhibit (k)(6) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-258155), filed on July 23, 2021)

(k)(7)

Loan and Servicing Agreement, dated as of January 7, 2022, by and between Mallard Funding LLC, a subsidiary of the Fund, with Morgan Stanley Senior Funding, Inc., as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on January 11, 2022)

(k)(8)

Purchase and Sale Agreement, dated as of January 7, 2022, by and between Mallard Funding LLC and the Fund (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on January 11, 2022)

(k)(9)

Credit and Security Agreement, dated as of January 7, 2022, by and between Cardinal Funding LLC, a subsidiary of the Fund, with Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on January 11, 2022)

(k)(10)

Sale and Contribution Agreement, dated January 7, 2022, by and between Cardinal Funding LLC and the Fund (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on January 11, 2022)

(k)(11)

Senior Secured Revolving Credit Agreement between the Fund, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, dated March 11, 2022 (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 15, 2022)

(k)(12)

Amendment No. 1 to the Credit and Security Agreement, dated as of April 7, 2022, by and between Cardinal Funding LLC, a subsidiary of the Fund, with Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on April 20, 2022)

(k)(13)

Senior Credit Facility Agreement dated July 7, 2022, between Grouse Funding LLC, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral agent and collateral custodian, and Virtus Group, LP, as collateral administrator (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on July 12, 2022)

(k)(14)

Sale and Contribution Agreement dated July 7, 2022, between the Fund, as seller, and Grouse Funding LLC, as purchaser (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on July 12, 2022)

(k)(15)

Non-Recourse Carveout Guaranty Agreement dated July 7, 2022, by the Fund in favor of (a) State Street Bank and Trust Company as collateral agent for and on behalf of the Secured Parties and (b) Goldman Sachs Bank USA as lender, administrative agent and calculation agent (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on July 12, 2022)

(k)(16)

Amendment No. 4 to the Credit and Security Agreement, dated as of December 9, 2022, by and between Cardinal Funding LLC, a subsidiary of the Fund, with Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 12, 2022)

(k)(17)

Credit Agreement, dated October 6, 2023, Merlin Funding LLC, as borrower, the Fund, in its capacity as subordinated lender, the lenders from time to time parties thereto, Morgan Stanley Senior Funding, Inc., as Administrative Agent and as a lender, and Deutsche Bank National Trust Company, as Collateral Agent, account bank and collateral custodian (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 12, 2023)

(k)(18)

Security Agreement, dated October 6, 2023, by and among Merlin Funding LLC, as borrower, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Deutsche Bank National Trust Company, as Collateral Agent (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on October 12, 2023)

(k)(19)

Warehouse Collateral Management Agreement, dated October 6, 2023, by and between Merlin Funding LLC, as borrower and the Fund, as warehouse collateral manager (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on October 12, 2023)

(k)(20)

Amended and Restated Senior Secured Revolving Credit Agreement dated October 12, 2023, between the Fund, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 17, 2023)

(k)(21)

Second Amendment to Credit Agreement, dated February 1, 2024, Merlin Funding LLC, as borrower, the Fund, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 7, 2024)

(k)(22)

Third Amendment to Credit Agreement, dated February 16, 2024, Merlin Funding LLC, as borrower, the Fund, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 21, 2024)

(k)(23)

Indenture, dated as of March 21, 2024, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Fund’s Current Report on Form 8-K, filed on March 22, 2024)

(k)(24)

First Supplemental Indenture, dated as of March 21, 2024, relating to the 6.900% Notes due 2029, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on March 22, 2024)

(k)(25)	Form of 6.900% Notes due 2029 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on March 22, 2024)

(k)(26)

Registration Rights Agreement, dated as of March 21, 2024, relating to the Notes, by and among the Fund and BofA Securities, Inc., BNP Paribas Securities Corp., and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on March 22, 2024)

(k)(27)

Fourth Amendment to Credit Agreement, dated July 11, 2024, Merlin Funding LLC, as borrower, the Fund, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (incorporated by reference to Exhibit 10.1 the Fund’s Current Report on Form 8-K, filed on July 15, 2024)

(k)(28)

Amendment No. 6 to the Credit and Security Agreement, dated as of July 19, 2024, by and between Cardinal Funding LLC, a subsidiary of the Fund, with Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on July 24, 2024)

(k)(29)

Second Supplemental Indenture, dated as of July 29, 2024, relating to the 6.700% Notes due 2031, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on July 29, 2024)

(k)(30)	Form of 6.700% Notes due 2031 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on July 29, 2024)

(k)(31)

Registration Rights Agreement, dated as of July 29, 2024, relating to the Notes, by and among the Fund and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on July 29, 2024)

(k)(32)

Fifth Amendment to Credit Agreement, dated August 15, 2024, Merlin Funding LLC, as borrower, the Fund, in its capacities as subordinated lender and warehouse collateral manager, and Morgan Stanley Senior Funding, Inc., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 19, 2024)

(k)(33)

Registration Rights Agreement, dated as of September 19, 2024, relating to the Notes, by and among the Fund and BofA Securities, Inc., BNP Paribas Securities Corp., and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on September 19, 2024)

(k)(34)

Fourth Amendment to the Mallard Funding Secured Credit Facility, dated as of September 19, 2024, by and between Mallard Funding LLC, a subsidiary of the Fund, with Morgan Stanley Senior Funding, Inc., as administrative agent and The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral custodian and account bank (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on September 24, 2024)

(k)(35)

Purchase and Placement Agency Agreement, dated as of October 9, 2024, by and among ADS CLO 1 LLC, as issuer, Morgan Stanley & Co. LLC, as initial purchaser and placement agent and Apollo Global Securities Inc., as co-placement agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 11, 2024)

(k)(36)

Indenture, dated as of October 9, 2024, by and between ADS CLO 1 LLC, as issuer and Deutsche Bank National Trust Company, as trustee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on October 11, 2024)

(k)(37)

Collateral Management Agreement, dated as of October 9, 2024, by and between ADS CLO 1 LLC, as issuer, and the Fund, as collateral manager (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on October 11, 2024)

(k)(38)

Master Loan Sale Agreement, dated as of October 9, 2024, by and among the Fund, as transferor, ADS CLO 1 Depositor LLC, as retention holder and ADS CLO 1 LLC, as issuer (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on October 11, 2024)

(k)(39)

Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 17, 2024, by and among the Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 21, 2024)

(k)(40)

Registration Rights Agreement, dated as of November 21, 2024, relating to the Notes, by and among the Fund and Citigroup Global Markets, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on November 21, 2024)

(k)(41)

Third Supplemental Indenture, dated as of January 16, 2025, relating to the 6.550% Notes due 2032, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 16, 2025)

(k)(42)	Form of 6.550% Notes due 2032 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on January 16, 2025)

(k)(43)

Registration Rights Agreement, dated as of January 16, 2025, relating to the Notes, by and among the Fund and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on January 16, 2025)

(k)(44)

First Credit Facility Amendment to the Secured Credit Facility, dated as of January 30, 2025, by and between Grouse Funding LLC, a subsidiary of the Fund, with Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral custodian and collateral agent, and Virtus Group, LP, as collateral administrator (incorporated by reference to Exhibit 10.1 the Fund’s Current Report on Form 8-K, filed on February 3, 2025)

(k)(45)

Credit Agreement, dated February 18, 2025, Bluejay Funding LLC, as borrower, the Fund, in its capacities as collateral manager and equity investor, the lenders from time to time parties thereto and BNP Paribas, as Administrative Agent and as a lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 21, 2025)

(k)(46)

Warehouse Collateral Management Agreement, dated February 18, 2025, by and between Bluejay Funding LLC, as borrower and the Fund, as collateral manager (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on February 21, 2025)

(k)(47)

Loan Sale and Contribution Agreement, dated February 18, 2025, by and between Bluejay Funding LLC, as buyer and the Fund, as seller (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on February 21, 2025)

(k)(48)

Credit Agreement, dated March 25, 2025, Barn Owl Funding LLC, as borrower, the Fund, in its capacities as collateral manager and subordinated investor and Bank of America, N.A., as lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 28, 2025)

(k)(49)

Warehouse Collateral Management Agreement, dated March 25, 2025, by and between Barn Owl Funding LLC, as borrower and the Fund, as collateral manager (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on March 28, 2025)

(k)(50)

Loan Sale and Contribution Agreement, dated March 25, 2025, by and between Barn Owl Funding LLC, as buyer and the Fund, as seller (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on March 28, 2025)

(k)(51)

First Amendment to Credit Agreement, dated April 8, 2025, Barn Owl Funding LLC, as borrower, Apollo Debt Solutions BDC, in its capacities as subordinated investor and collateral manager, and Bank of America, N.A., as Lender (incorporated by reference to Exhibit 10.1 to the Fund's Current Report on Form 8-K, filed on April 14, 2025)

(k)(52)	Purchase and Placement Agreement, dated as of May 28, 2025, by and among ADL CLO 1 LLC, as issuer, BNP Paribas Securities Corp., as initial purchaser and Apollo Global Securities, LLC, as co-placement agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(53)

Indenture, dated as of May 28, 2025, by and between ADL CLO 1 LLC, as issuer and U.S. Bank Trust Company, National Association, as collateral trustee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(54)

Class A-1a-L1 Credit Agreement, dated as of May 28, 2025, by and among ADL CLO 1 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(55)

Class A-1a-L2 Credit Agreement, dated as of May 28, 2025, by and among ADL CLO 1 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(56)

Class A-1b Credit Agreement, dated as of May 28, 2025, by and among ADL CLO 1 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.5 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(57)

Collateral Management Agreement, dated as of May 28, 2025, by and between ADL CLO 1 LLC, as issuer, and Apollo Debt Solutions BDC, as collateral manager (incorporated by reference to Exhibit 10.6 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(58)

Master Loan Sale Agreement, dated as of May 28, 2025, by and among Apollo Debt Solutions BDC, as transferor, ADL CLO 1 Depositor LLC, as retention holder and ADL CLO 1 LLC, as issuer (incorporated by reference to Exhibit 10.7 to the Fund’s Current Report on Form 8-K, filed on May 30, 2025)

(k)(59)

Second Amendment to Credit Agreement, dated June 2, 2025, Barn Owl Funding LLC, as borrower, Apollo Debt Solutions BDC, in its capacities as subordinated investor and collateral manager, and Bank of America, N.A., as Lender (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on June 5, 2025)

(k)(60)

Fourth Supplemental Indenture, dated as of July 17, 2025, relating to the 5.875% Notes due 2030, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on July 17, 2025)

(k)(61)	Form of 5.875% Notes due 2030 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on July 17, 2025)

(k)(62)

Registration Rights Agreement, dated as of July 17, 2025, relating to the Notes, by and among the Fund and BofA Securities, Inc., BNP Paribas Securities Corp., ING Financial Markets LLC and Truist Securities, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on July 17, 2025)

(k)(63)	Form of Funds of Funds Investment Agreement (incorporated by reference to Exhibit 10.10 to the Fund’s Quarterly Report on Form 10-Q, filed on August 8, 2025)

(k)(64)

Third Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 12, 2025, by and among the Fund, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 12, 2025)

(k)(65)

Note Purchase and Placement Agreement, dated as of August 12, 2025, by and among ADS CLO 2 LLC, as issuer, BofA Securities, Inc., as initial purchaser and Apollo Global Securities, LLC, as placement agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on August 13, 2025)

(k)(66)

Indenture, dated as of August 12, 2025, by and between ADS CLO 2 LLC, as issuer and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on August 13, 2025)

(k)(67)

Collateral Management Agreement, dated as of August 12, 2025, by and between ADS CLO 2 LLC, as issuer, and Apollo Debt Solutions BDC, as collateral manager (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on August 13, 2025)

(k)(68)

Master Loan Sale Agreement, dated as of August 12, 2025, by and among Apollo Debt Solutions BDC, as transferor, ADS CLO 2 Depositor LLC, as retention holder and ADS CLO 2 LLC, as issuer (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on August 13, 2025)

(k)(69)

Loan and Security Agreement, dated as of October 10, 2025, by and between Warbler Funding LLC, a subsidiary of Apollo Debt Solutions BDC, with Wells Fargo Bank, National Association, as administrative agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 10, 2025)

(k)(70)

Loan Sale Agreement, dated as of October 10, 2025, by and between Warbler Funding LLC and Apollo Debt Solutions BDC (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on October 10, 2025)

(k)(71)

Placement Agency Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as issuer, RBC Capital Markets, LLC, as placement agent and Apollo Global Securities, LLC, as co-placement agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(72)

Indenture, dated as of October 29, 2025, by and between ADL CLO 2 LLC, as issuer and U.S. Bank Trust Company, National Association, as collateral trustee (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(73)

Class A-1a-L1 Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(74)

Class A-1a-L2 Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(75)

Class A-1b Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.5 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(76)

Class A-2 Credit Agreement, dated as of October 29, 2025, by and among ADL CLO 2 LLC, as borrower, U.S. Bank Trust Company, National Association, as loan agent and collateral trustee and the lenders party thereto (incorporated by reference to Exhibit 10.6 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(77)

Collateral Management Agreement, dated as of October 29, 2025, by and between ADL CLO 2 LLC, as issuer, and Apollo Debt Solutions BDC, as collateral manager (incorporated by reference to Exhibit 10.7 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(78)

Master Loan Sale Agreement, dated as of October 29, 2025, by and among Apollo Debt Solutions BDC, as transferor, ADL CLO 2 Depositor LLC, as retention holder and ADL CLO 2 LLC, as issuer (incorporated by reference to Exhibit 10.8 to the Fund’s Current Report on Form 8-K, filed on October 30, 2025)

(k)(79)

Registration Rights Agreement, dated as of November 5, 2025, relating to the Notes, by and among the Fund and BNP Paribas Securities Corp., as the representative of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on November 5, 2025)

(k)(80)

Sixth Amendment to Loan and Servicing Agreement and First Amendment to Purchase and Sale Agreement, dated as of November 25, 2025, by and between Mallard Funding LLC, as borrower, Apollo Debt Solutions BDC, as servicer and as transferor, Morgan Stanley Senior Funding, Inc., as administrative agent and The Bank of New York Mellon Trust Company, National Association, as collateral agent, collateral custodian and account bank (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 2, 2025)

(k)(81)

Fifth Supplemental Indenture, dated as of December 8, 2025, relating to the 5.200% Notes due 2028, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on December 8, 2025)

(k)(82)	Form of 5.200% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Fund’s Current Report on Form 8-K, filed on December 8, 2025)

(k)(83)

Registration Rights Agreement, dated as of December 8, 2025, relating to the Notes, by and among the Fund and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on December 8, 2025)

(k)(84)

Amendment No. 7 to the Credit and Security Agreement, dated December 8, 2025, by and among Cardinal Funding LLC, a subsidiary of Apollo Debt Solutions BDC, as borrower, Apollo Debt Solutions BDC, as collateral manager and equityholder, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 11, 2025)

(k)(85)

Revolving Credit and Security Agreement, dated as of December 19, 2025, by and among Toucan Funding LLC, a subsidiary of Apollo Debt Solutions BDC, as borrower, with Apollo Debt Solutions BDC, in its capacity as collateral manager, the lenders from time to time parties thereto, Truist Bank, as administrative agent and swingline lender, Truist Securities, Inc., as lead arranger, Citibank, N.A., as collateral agent, document custodian and custodian, and Virtus Group, LP, as collateral administrator (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025)

(k)(86)

Purchase and Contribution Agreement, dated as of December 19, 2025, by and between Toucan Funding LLC and Apollo Debt Solutions BDC (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on December 22, 2025)

(k)(87)	Sixth Supplemental Indenture, dated as of January 23, 2026, relating to the 5.700% Notes due 2031, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee

(incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 23, 2026)

(k)(88)	Form of 5.700% Notes due 2031 (incorporated by reference to Exhibit 4.2 to the Fund’s Current Report on Form 8-K, filed on January 23, 2026)

(k)(89)

Registration Rights Agreement, dated as of January 23, 2026, relating to the Notes, by and among the Fund and BofA Securities, Inc., BNP Paribas Securities Corp., J. P. Morgan Securities LLC, and Morgan Stanley & Co. LLC as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Fund’s Current Report on Form 8-K, filed on January 23, 2026)

(k)(90)

First Amendment to Loan and Security Agreement, dated as of February 10, 2026, by and between Warbler Funding LLC, a subsidiary of Apollo Debt Solutions BDC, as borrower, Apollo Debt Solutions BDC, as collateral manager and as equityholder, the lenders from time to time parties thereto, Wells Fargo Bank, National Association, as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on February 11, 2026)

(k)(91)

Credit Agreement, dated March 9, 2026, by and between Bald Eagle Funding LLC, as borrower, Bank of America, N.A., as administrative agent, Citibank, N.A., as collateral agent and collateral custodian, Virtus Group, LP, as collateral administrator and the lenders party thereto (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 11, 2026)

(k)(92)

Security Agreement, dated March 9, 2026, by and between Bald Eagle Funding LLC, as pledgor, and Bank of America, N.A., as administrative agent on behalf of the secured parties (incorporated by reference to Exhibit 10.2 to the Fund’s Current Report on Form 8-K, filed on March 11, 2026)

(k)(93)

Collateral Management Agreement, dated March 9, 2026, by and between Bald Eagle Funding LLC, as borrower and Apollo Debt Solutions BDC, as collateral manager (incorporated by reference to Exhibit 10.3 to the Fund’s Current Report on Form 8-K, filed on March 11, 2026)

(k)(94)

Loan Sale Agreement, dated March 9, 2026, by and between Bald Eagle Funding LLC, as buyer and Apollo Debt Solutions BDC, as seller (incorporated by reference to Exhibit 10.4 to the Fund’s Current Report on Form 8-K, filed on March 11, 2026)

(k)(95)

Second Amendment to Credit Agreement, dated as of March 12, 2026, by and between Grouse Funding LLC, as borrower, Apollo Debt Solutions BDC, as investment manager and guarantor, the lenders from time to time party thereto, Goldman Sachs Bank USA, as syndication agent and administrative agent, State Street Bank and Trust Company, as collateral custodian and collateral agent, and Virtus Group, LP, as collateral administrator (incorporated by reference to Exhibit 10.1 to the Fund’s Current Report on Form 8-K, filed on March 13, 2026)

(l)	Opinion of Richards, Layton & Finger, P.A. *

(n)(1)	Consent of Independent Registered Public Accounting Firm *

(n)(2)	Report of Independent Registered Accounting Firm (incorporated by reference to the Fund’s Annual Report on Form 10-K, filed on March 11, 2026)

(n)(3)	Power of Attorney *

(p)	Subscription Agreement for Seed Capital (incorporated by reference to Exhibit (p) to the Fund’s Pre-Effective Registration Statement on Form N-2 (File No. 333-258155), filed on October 26, 2021)

(r)(1)	Code of Ethics of the Fund (incorporated by reference to Exhibit (r)(1) to the Fund’s Registration Statement on Form N-2 (File No. 333-278477), filed on April 16, 2026)

(r)(2)	Code of Ethics of the Adviser (incorporated by reference to Exhibit (r)(2) to the Fund’s Registration Statement on Form N-2 (File No. 333-278477), filed on April 16, 2026)

(s)	Filing Fee Table*

104	Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

SEC registration fee	$1,381,000
Legal	$2,968,000
Printing	$713,000
Accounting	$70,000
Blue sky expenses	$400,000
Advertising and sales literature	$706,000
Due diligence	$318,000
Miscellaneous fees and expenses	$877,685
Total	$7,433,685

Item 28. Persons Controlled By Or Under Common Control

None.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at February 28, 2026.

Title of Class	Number of Record Holders
Class S	14,046
Class D	211
Class I	10,700
Total	24,957

Item 30. Indemnification

The information contained under the heading “Description of our Common Shares,” “Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant obtains and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Apollo Credit Management, LLC, and each managing director, director or executive officer of Apollo Credit Management, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Apollo Credit Management, LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72098), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of:

(1)
the Registrant;
(2)
the transfer agent;
(3)
the Custodian;
(4)
the Adviser; and
(5)
the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)
to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement
i.
to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and
iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
(2)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(4)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(5)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;
ii.
the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
iii.
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 21st day of April 2026.

APOLLO DEBT SOLUTIONS BDC

By:	/s/ Earl Hunt
Name: Title:	Earl Hunt Chairperson, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Earl Hunt	Chairperson, Chief Executive Officer and Trustee	April 21, 2026
Earl Hunt

/s/ Eric Rosenberg	Chief Financial Officer	April 21, 2026
Eric Rosenberg

/s/ Meredith Coffey*	Trustee	April 21, 2026
Meredith Coffey

/s/ Christine Gallagher*	Trustee	April 21, 2026
Christine Gallagher

/s/ Michael Porter*	Trustee	April 21, 2026
Michael Porter

/s/ Carl J. Rickertsen*	Trustee	April 21, 2026
Carl J. Rickertsen

/s/ Sheryl Schwartz*	Trustee	April 21, 2026
Sheryl Schwartz

*By:	/s/ Kristin Hester
Kristin Hester
As Agent or Attorney-in-Fact

April 21, 2026

The original powers of attorney authorizing Earl Hunt, Eric Rosenberg, Kristin Hester, Ryan Del Giudice and Adam Eling to execute this Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed have been executed and filed as an Exhibit to this Registration Statement.

EXHIBIT INDEX

(l)	Opinion of Richards, Layton & Finger, P.A.

(n)(1)	Consent of Independent Registered Public Accounting Firm

(n)(3)	Power of Attorney

(s)	Filing Fee Table